UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2013 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder:

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefiting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013

Equity markets in developed economies performed strongly as the pace of the global recovery accelerated through the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities higher, with the Standard & Poor’s 500 stock index reaching seven closing highs in December and ending the six month period with a 16.31% return.

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe. Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets. The MSCI World Index (net of foreign withholding taxes) returned 16.83% for the six months ended December 31, 2013, while the Barclays US Aggregate Index returned 0.43% for the same period.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.43%
Barclays U.S. Aggregate Index	0.43%
MSCI World Index (net of foreign withholding taxes)	16.83%
Access Balanced Composite Benchmark	8.59%

Net Assets as of 12/31/2013	$1,187,867,616

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) significantly outpaced the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged behind the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2013. In general, fixed income securities fell during the period, while equity indexes generated strong results during the reporting period.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). The Fund’s equity positioning was the main detractor from performance relative to the blended composite benchmark. During the reporting period, the Fund rotated from U.S. and emerging market equities to European and Japanese equities. This tactical repositioning temporarily detracted from relative performance, as the U.S. markets outperformed both Europe and Japan in the second half of the reporting period. Out-of-benchmark allocations to emerging market equities also detracted from relative performance. During the six-month period overall, equities in the U.S. and Europe posted strong performance amid improving economic data and the continued support of accommodative policy from central banks. In Japan, equities moved higher on the apparent effects of Prime Minister Shinzo Abe’s three-pronged approach to economic recovery. Emerging markets were one of the weakest performing equity markets as the reduction in asset purchases by the U.S. Federal Reserve weighed on this segment.

The Fund’s underweight position in core fixed-income securities was the largest positive contributor to relative performance during the six month period. Extended credit positions, even though offering a positive return for the period while core bonds were flat, detracted from relative performance as other risk assets performed more strongly. Overall, credit spreads continued to compress, sending high yield bonds up, while the yield on the 10-year U.S. Treasury bond continued to increase, hurting the price of core bonds.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large cap equity strategies performed strongly and contributed to relative performance while some international focused strategies were more challenged, although improving from recent periods. The Fund’s underlying core fixed income strategies generally outperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities funded largely from core bonds. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations will be an

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

important driver of returns. They continued to see strong opportunities in international developed markets, such as Europe and Japan, and have meaningfully added exposure there. They had reduced but continued to hold allocations to global emerging markets through active managers who they believe are well poised to capitalize on sector and stock specific opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, balanced by an overweight to high yield and extended credit which offer yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan Core Bond Fund, Class R6 Shares	8.9%
2.	JPMorgan Core Plus Bond Fund, Class R6 Shares	8.3
3.	JPMorgan High Yield Fund, Class R6 Shares	6.9
4.	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	6.0
5.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	5.6
6.	JPMorgan Prime Money Market Fund, Institutional Class Shares	5.4
7.	SPDR S&P 500 ETF Trust	5.4
8.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	4.4
9.	JPMorgan Intrepid European Fund, Institutional Class Shares	3.5
10.	JPMorgan International Value Fund, Class R6 Shares	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	34.2%
Fixed Income	31.2
U.S. Equity	25.2
Alternative Assets	4.0
Money Market	5.4

*	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		8.27%	11.10%	5.01%	5.86%
With Sales Charge**		3.40	6.12	3.40	4.71
CLASS C SHARES	1/4/10
Without CDSC		8.00	10.56	4.51	5.37
With CDSC***		7.00	9.56	4.51	5.37
INSTITUTIONAL CLASS SHARES	9/30/09	8.52	11.59	5.45	6.31
SELECT CLASS SHARES	9/30/09	8.43	11.41	5.31	6.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	11.44%
MSCI World Index (net of foreign withholding taxes)	16.83%
Barclays U.S. Aggregate Index	0.43%
Access Growth Composite Benchmark	11.91%

Net Assets as of 12/31/2013	$995,974,301

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) significantly outperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged behind the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2013. In general, fixed income securities remained weak during the reporting period, while equity indexes mostly generated strong returns during the reporting period.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). The Fund’s equity positioning was the main detractor from performance relative to the composite benchmark. During the reporting period, the Fund rotated from U.S. and emerging market equities to European and Japanese equities. This tactical repositioning detracted from relative performance, as U.S. markets outperformed both Europe and Japan in the second half of the reporting period. Out-of-benchmark allocations to emerging market equities also detracted from relative performance. During the six-month period overall, equities in the U.S. and Europe posted strong performance amid improving economic data and the continued support of accommodative policy from central banks. In Japan, equities moved higher on the apparent effects of Prime Minister Shinzo Abe’s three-pronged approach to economic recovery. Emerging markets were one of the weakest performing equity markets as the reduction in asset purchases by the U.S. Federal Reserve weighed on this segment.

The Fund’s underweight position in core fixed-income securities was the largest positive contributor to relative performance during the six month period. Extended credit positions, even though offering a positive return for the period while core bonds were flat, detracted from relative performance as other risk assets performed more strongly. Overall, credit spreads continued to compress, sending high yield bonds up, while the yield on the 10-year U.S. Treasury bond continued to increase, hurting the price of core bonds.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large cap equity strategies performed strongly and contributed to relative performance while some international focused strategies were more challenged, although improving from recent periods. The Fund’s underlying core fixed income strategies generally outperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities funded largely from core bonds. Within equities, they were focused on being tactical and continued to monitor economic

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

data, sentiment, current account deficits, and flows across

geographies recognizing that regional allocations will be an important driver of returns. They continued to see strong opportunities in international developed markets, such as Europe and Japan, and have meaningfully added exposure there. They had reduced but continued to hold allocations to global emerging markets through active managers who they believe are well poised to capitalize on sector and stock specific opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, balanced by an overweight to high yield and extended credit which offer yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	SPDR S&P 500 ETF Trust	7.5%
2.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	7.4
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	5.9
4.	JPMorgan Intrepid European Fund, Institutional Class Shares	4.8
5.	JPMorgan International Value Fund, Class R6 Shares	4.0
6.	JPMorgan Prime Money Market Fund, Institutional Class Shares	4.0
7.	iShares MSCI EAFE ETF	3.9
8.	Matthews Pacific Tiger Fund	3.8
9.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3.7
10.	JPMorgan Core Bond Fund, Class R6 Shares	3.5

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	46.4%
U.S. Equity	33.5
Fixed Income	12.2
Money Market	4.0
Alternative Assets	3.9

*	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		11.35%	16.12%	6.17%	7.33%
With Sales Charge**		6.35	10.89	4.55	6.17
CLASS C SHARES	1/4/10
Without CDSC		11.06	15.56	5.62	6.83
With CDSC***		10.06	14.56	5.62	6.83
INSTITUTIONAL CLASS SHARES	9/30/09	11.56	16.57	6.58	7.77
SELECT CLASS SHARES	9/30/09	11.44	16.35	6.42	7.60

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks if applicable. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 20.7%
	Consumer Discretionary — 3.6%
	Auto Components — 0.1%
7,400	Aisin Seiki Co., Ltd., (Japan)	300,855
1,425	Autoliv, Inc., (Sweden)	131,135
8,400	BorgWarner, Inc.	469,644
2,300	Denso Corp., (Japan)	121,506
44,777	GKN plc, (United Kingdom)	277,471
3,000	Koito Manufacturing Co., Ltd., (Japan)	57,323

		1,357,934

	Automobiles — 0.3%
6,948	Bayerische Motoren Werke AG, (Germany)	815,923
1,513	Daimler AG, (Germany)	131,305
11,100	Honda Motor Co., Ltd., (Japan)	458,176
7,700	Suzuki Motor Corp., (Japan)	207,489
21,900	Toyota Motor Corp., (Japan)	1,335,354

		2,948,247

	Distributors — 0.0% (g)
9,146	Pool Corp.	531,749

	Diversified Consumer Services — 0.1%
63,440	Anhanguera Educacional Participacoes S.A., (Brazil)	400,660
2,700	Benesse Holdings, Inc., (Japan)	108,470
4,808	Grand Canyon Education, Inc. (a)	209,629
2,605	Weight Watchers International, Inc.	85,783

		804,542

	Hotels, Restaurants & Leisure — 0.6%
31,260	Accor S.A., (France)	1,476,406
11,200	Apollo Global Management LLC, Class A	354,032
11,528	Arcos Dorados Holdings, Inc., (Argentina), Class A	139,719
2,975	Carnival Corp.	119,506
25,745	Compass Group plc, (United Kingdom)	413,333
33,441	Las Vegas Sands Corp.	2,637,492
3,138	Red Robin Gourmet Burgers, Inc. (a)	230,769
3,800	Royal Caribbean Cruises Ltd.	180,196
3,300	Starbucks Corp.	258,687
8,453	Texas Roadhouse, Inc.	234,993
3,200	Whitbread plc, (United Kingdom)	199,150
5,700	Wyndham Worldwide Corp.	420,033
24,800	Wynn Macau Ltd., (China)	112,732

		6,777,048

	Household Durables — 0.3%
104	Harman International Industries, Inc.	8,512
18,800	Newell Rubbermaid, Inc.	609,308
21,277	Persimmon plc, (United Kingdom) (a)	437,438

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — Continued
56,726	Ryland Group, Inc. (The)	2,462,476

		3,517,734

	Internet & Catalog Retail — 0.0% (g)
54,550	Ocado Group plc, (United Kingdom) (a)	400,092

	Leisure Equipment & Products — 0.0% (g)
6,300	Nikon Corp., (Japan)	120,398

	Media — 0.8%
116,613	British Sky Broadcasting Group plc, (United Kingdom)	1,629,809
16,400	Comcast Corp., Class A	852,226
7,000	CyberAgent, Inc., (Japan)	285,132
5,400	Discovery Communications, Inc., Class C (a)	452,844
6,680	Eutelsat Communications S.A., (France)	208,432
9,230	Grupo Televisa S.A.B., (Mexico), ADR	279,300
20,543	Informa plc, (Switzerland)	195,517
2,225	Morningstar, Inc.	173,750
300	New York Times Co. (The), Class A	4,761
6,030	ProSiebenSat.1 Media AG, (Germany)	299,425
4,200	Scripps Networks Interactive, Inc., Class A	362,922
10,740	SES S.A., (Luxembourg)	347,937
87,000	Sirius XM Holdings, Inc. (a)	303,630
33,289	Societe Television Francaise 1, (France)	641,535
34,645	Walt Disney Co. (The)	2,646,878
31,141	WPP plc, (United Kingdom)	713,252

		9,397,350

	Multiline Retail — 0.3%
2,900	Lojas Renner S.A., (Brazil)	74,981
98,138	Marks & Spencer Group plc, (United Kingdom)	704,718
1,900	Nordstrom, Inc.	117,420
121,000	Parkson Retail Group Ltd., (China)	37,294
44,061	Target Corp.	2,787,740

		3,722,153

	Specialty Retail — 0.8%
19,569	Bed Bath & Beyond, Inc. (a)	1,571,391
10,790	Chico’s FAS, Inc.	203,284
2,822	Five Below, Inc. (a)	121,910
9,300	Foot Locker, Inc.	385,392
2,954	Francesca’s Holdings Corp. (a)	54,383
9,400	GNC Holdings, Inc., Class A	549,430
7,700	Home Depot, Inc. (The)	634,018
667	Inditex S.A., (Spain)	110,129
42,230	Kingfisher plc, (United Kingdom)	269,598

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
4,359	Monro Muffler Brake, Inc.	245,673
5,000	O’Reilly Automotive, Inc. (a)	643,550
8,000	Ross Stores, Inc.	599,440
10,500	Sally Beauty Holdings, Inc. (a)	317,415
3,875	Signet Jewelers Ltd., (Bermuda)	304,963
138,513	Staples, Inc.	2,200,972
8,200	Tiffany & Co.	760,796
3,800	Tractor Supply Co.	294,804
15,246	World Duty Free SpA, (Italy) (a)	191,702
82,500	Zhongsheng Group Holdings Ltd., (China)	114,129
5,773	Zumiez, Inc. (a)	150,098

		9,723,077

	Textiles, Apparel & Luxury Goods — 0.3%
6,130	Adidas AG, (Germany)	781,685
743,000	China Hongxing Sports Ltd., (China) (a) (i)	8,832
10,236	Cie Financiere Richemont S.A., (Switzerland)	1,022,550
7,825	Coach, Inc.	439,217
5,300	Hanesbrands, Inc.	372,431
1,682	Kering, (France)	355,542
36,000	Li & Fung Ltd., (Hong Kong)	46,534
7,170	Lululemon Athletica, Inc., (Canada) (a)	423,245
1,200	NIKE, Inc., Class B	94,368
2,800	PVH Corp.	380,856
20,093	Quiksilver, Inc. (a)	176,216

		4,101,476

	Total Consumer Discretionary	43,401,800

	Consumer Staples — 1.9%
	Beverages — 0.4%
103,400	AMBEV S.A., (Brazil), ADR	759,990
7,740	Anheuser-Busch InBev N.V., (Belgium)	823,043
5,500	Beam, Inc.	374,330
5,100	Carlsberg A/S, (Denmark), Class B	564,334
20,350	Coca-Cola Amatil Ltd., (Australia)	218,917
13,300	Diageo plc, (United Kingdom)	440,743
18,000	Kirin Holdings Co., Ltd., (Japan)	259,227
7,694	Pernod Ricard S.A., (France)	876,587
15,730	SABMiller plc, (United Kingdom)	809,703

		5,126,874

	Food & Staples Retailing — 0.4%
33,810	Carrefour S.A., (France)	1,342,032
25,610	Distribuidora Internacional de Alimentacion S.A., (Spain)	229,310
6,200	FamilyMart Co., Ltd., (Japan)	283,256

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
20,890	Koninklijke Ahold N.V., (Netherlands)	375,417
5,300	Sprouts Farmers Market, Inc. (a)	203,679
383,934	Tesco plc, (United Kingdom)	2,132,115
4,015	United Natural Foods, Inc. (a)	302,691

		4,868,500

	Food Products — 0.6%
13,000	Ajinomoto Co., Inc., (Japan)	188,197
18,477	Danone, (France)	1,332,966
4,344	Diamond Foods, Inc. (a)	112,249
2,900	Hershey Co. (The)	281,967
38,481	Nestle S.A., (Switzerland)	2,820,275
3,124	Sanderson Farms, Inc.	225,959
5,283	Tootsie Roll Industries, Inc.	171,909
2,113	TreeHouse Foods, Inc. (a)	145,628
27,947	Unilever plc, (United Kingdom)	1,149,902
12,510	Unilever plc, (United Kingdom), ADR	515,412
12,900	WhiteWave Foods Co., Class A (a)	295,926

		7,240,390

	Household Products — 0.3%
4,800	Church & Dwight Co., Inc.	318,144
31,089	Procter & Gamble Co. (The)	2,530,956

		2,849,100

	Personal Products — 0.1%
3,880	Beiersdorf AG, (Germany)	393,372
3,026	L’Oreal S.A., (France)	531,405

		924,777

	Tobacco — 0.1%
19,414	Imperial Tobacco Group plc, (United Kingdom)	752,644
3,500	Philip Morris International, Inc.	304,955
7,510	Swedish Match AB, (Sweden)	241,455

		1,299,054

	Total Consumer Staples	22,308,695

	Energy — 2.1%
	Energy Equipment & Services — 0.5%
5,100	Cameron International Corp. (a)	303,603
37,678	CGG S.A., (France) (a)	653,896
92,000	China Oilfield Services Ltd., (China), Class H	286,574
9,100	Ensco plc, (United Kingdom), Class A	520,338
899	Geospace Technologies Corp. (a)	85,252
13,925	Halliburton Co.	706,694
21,750	Petroleum Geo-Services ASA, (Norway)	256,924

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
2,849	Saipem S.p.A., (Italy)	61,099
25,295	Schlumberger Ltd.	2,279,332
1,913	SEACOR Holdings, Inc. (a)	174,466
5,777	Seadrill Ltd., (Bermuda)	236,767
32,590	Trican Well Service Ltd., (Canada)	398,228
2,933	Unit Corp. (a)	151,401
3,120	WorleyParsons Ltd., (Australia)	46,412

		6,160,986

	Oil, Gas & Consumable Fuels — 1.6%
2,000	Antero Resources Corp. (a)	126,880
111,293	Beach Energy Ltd., (Australia)	142,497
18,839	BG Group plc, (United Kingdom)	405,384
50,410	Cameco Corp., (Canada)	1,047,016
6,526	Carrizo Oil & Gas, Inc. (a)	292,169
2,300	Cenovus Energy, Inc., (Canada)	65,823
2,400	Chevron Corp.	299,784
3,200	Cobalt International Energy, Inc. (a)	52,640
30,840	ConocoPhillips	2,178,846
20,900	Denbury Resources, Inc. (a)	343,387
3,100	Enbridge, Inc., (Canada)	135,440
71,540	Encana Corp., (Canada)	1,291,297
14,846	Eni S.p.A., (Italy)	358,734
29,808	Hess Corp.	2,474,064
7,450	Noble Energy, Inc.	507,419
72,660	Petroleo Brasileiro S.A., (Brazil), ADR	1,067,375
30,758	Phillips 66	2,372,365
13,500	Royal Dutch Shell plc, (Netherlands), ADR	1,013,985
8,400	Southwestern Energy Co. (a)	330,372
18,862	Statoil ASA, (Norway)	458,658
115,180	Talisman Energy, Inc., (Canada)	1,339,113
161,720	Whitehaven Coal Ltd., (Australia) (a)	276,729
5,500	Whiting Petroleum Corp. (a)	340,285
64,859	Williams Cos., Inc. (The)	2,501,612

		19,421,874

	Total Energy	25,582,860

	Financials — 3.0%
	Capital Markets — 0.5%
10,460	BlackRock, Inc.	3,310,276
7,900	Carlyle Group LP (The)	281,398
10,700	Charles Schwab Corp. (The)	278,200
4,262	Close Brothers Group plc, (United Kingdom)	97,051
10,551	Credit Suisse Group AG, (Switzerland) (a)	325,640
4,789	Deutsche Bank AG, (Germany)	230,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
16,801	GAM Holding AG, (Switzerland) (a)	327,122
3,975	Goldman Sachs Group, Inc. (The)	704,609
3,114	Greenhill & Co., Inc.	180,425
7,685	Macquarie Group Ltd., (Australia)	377,201
5,397	Stifel Financial Corp. (a)	258,624

		6,370,616

	Commercial Banks — 0.9%
20,012	Australia & New Zealand Banking Group Ltd., (Australia)	577,711
26,900	Banco Santander Brasil S.A., (Brazil), ADR	164,090
447,426	Bank of China Ltd., (China), Class H	206,543
5,446	Bank of the Ozarks, Inc.	308,189
23,000	Bank of Yokohama Ltd. (The), (Japan)	128,322
89,350	Barclays plc, (United Kingdom)	404,030
32,839	Barclays plc, (United Kingdom), ADR	595,372
11,592	BNP Paribas S.A., (France)	904,261
35,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	112,408
68,772	DBS Group Holdings Ltd., (Singapore)	934,596
25,764	DNB ASA, (Norway)	462,416
1,787	Erste Group Bank AG, (Austria)	62,296
10,419	FirstMerit Corp.	231,614
10,607	Glacier Bancorp, Inc.	315,983
4,600	HDFC Bank Ltd., (India), ADR	158,424
113,161	HSBC Holdings plc, (United Kingdom)	1,241,846
114,014	Intesa Sanpaolo S.p.A., (Italy)	280,441
140,600	Lloyds Banking Group plc, (United Kingdom) (a)	184,494
65,600	Mitsubishi UFJ Financial Group, Inc., (Japan)	435,544
17,179	National Penn Bancshares, Inc.	194,638
16,353	Nordea Bank AB, (Sweden)	220,484
47,358	Standard Chartered plc, (United Kingdom)	1,069,673
9,200	Sumitomo Mitsui Financial Group, Inc., (Japan)	478,431
118,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	624,363
8,837	Svenska Handelsbanken AB, (Sweden), Class A	434,487
14,534	Swedbank AB, (Sweden), Class A	409,413

		11,140,069

	Consumer Finance — 0.0% (g)
3,949	First Cash Financial Services, Inc. (a)	244,206
4,387	Portfolio Recovery Associates, Inc. (a)	231,809

		476,015

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.5%
195,652	Bank of America Corp.	3,046,302
24,800	BM&FBovespa S.A., (Brazil)	116,261
18,452	Challenger Ltd., (Australia)	102,478
7,275	CME Group, Inc.	570,797
2,150	Deutsche Boerse AG, (Germany)	178,179
20,884	ING Groep N.V., (Netherlands), CVA (a)	291,719
2,500	IntercontinentalExchange Group, Inc.	562,300
5,448	London Stock Exchange Group plc, (United Kingdom)	156,719
4,800	McGraw Hill Financial, Inc.	375,360
20,400	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	125,416

		5,525,531

	Insurance — 0.9%
1,000	ACE Ltd., (Switzerland)	103,530
32,070	Admiral Group plc, (United Kingdom)	697,112
203,600	AIA Group Ltd., (Hong Kong)	1,024,818
1,855	Allianz SE, (Germany)	333,762
1,400	Aon plc, (United Kingdom)	117,446
14,500	Assured Guaranty Ltd., (Bermuda)	342,055
27,782	AXA S.A., (France)	773,663
62,744	Direct Line Insurance Group plc, (United Kingdom)	259,337
3,665	Hanover Insurance Group, Inc. (The)	218,837
7,275	Marsh & McLennan Cos., Inc.	351,819
1,976	Muenchener Rueckversicherungs AG, (Germany)	435,846
22,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	197,651
6,400	Progressive Corp. (The)	174,528
9,187	Prudential plc, (United Kingdom)	205,274
8,656	QBE Insurance Group Ltd., (Australia)	89,293
7,400	RenaissanceRe Holdings Ltd., (Bermuda)	720,316
12,902	Sampo, (Finland), Class A	634,168
15,300	Sony Financial Holdings, Inc., (Japan)	278,700
33,698	Storebrand ASA, (Norway) (a)	211,239
7,200	Sun Life Financial, Inc., (Canada)	254,313
1,226	Swiss Life Holding AG, (Switzerland) (a)	254,885
10,300	Tokio Marine Holdings, Inc., (Japan)	344,738
22,501	Travelers Cos., Inc. (The)	2,037,241

		10,060,571

	Real Estate Investment Trusts (REITs) — 0.1%
5,650	American Tower Corp.	450,983
10,893	Colony Financial, Inc.	221,019
8,606	LaSalle Hotel Properties	265,581

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
801	Unibail-Rodamco SE, (France)	205,264
73,760	Westfield Retail Trust, (Australia)	195,953

		1,338,800

	Real Estate Management & Development — 0.1%
150,000	Agile Property Holdings Ltd., (China)	161,293
1,300	Goldcrest Co., Ltd., (Japan)	33,885
41,500	Kerry Properties Ltd., (Hong Kong)	144,500
7,000	Mitsui Fudosan Co., Ltd., (Japan)	252,495
3,200	Sun Hung Kai Properties Ltd., (Hong Kong)	40,670

		632,843

	Total Financials	35,544,445

	Health Care — 2.5%
	Biotechnology — 0.5%
17,985	Celgene Corp. (a)	3,038,746
5,018	Cepheid, Inc. (a)	234,441
4,687	CSL Ltd., (Australia)	288,939
23,950	Gilead Sciences, Inc. (a)	1,799,842
9,700	Ironwood Pharmaceuticals, Inc. (a)	112,617
22,000	Seattle Genetics, Inc. (a)	877,580

		6,352,165

	Health Care Equipment & Supplies — 0.3%
2,417	Analogic Corp.	214,050
2,550	BioMerieux, (France)	267,558
26,000	Boston Scientific Corp. (a)	312,520
9,157	DexCom, Inc. (a)	324,249
18,069	Elekta AB, (Sweden), Class B	276,512
2,498	Essilor International S.A., (France)	265,806
500	Intuitive Surgical, Inc. (a)	192,040
15,618	Mindray Medical International Ltd., (China), ADR	567,871
412,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	557,517
3,868	Sonova Holding AG, (Switzerland) (a)	521,580
2,200	Sysmex Corp., (Japan)	129,943

		3,629,646

	Health Care Providers & Services — 0.4%
8,200	Catamaran Corp. (a)	389,336
16,500	DaVita HealthCare Partners, Inc. (a)	1,045,605
8,700	Envision Healthcare Holdings, Inc. (a)	309,024
9,350	Express Scripts Holding Co. (a)	656,744
9,810	Fresenius Medical Care AG & Co. KGaA, (Germany)	699,706
4,304	Fresenius SE & Co. KGaA, (Germany)	661,846
103,010	Life Healthcare Group Holdings Ltd., (South Africa)	411,417

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
4,200	Miraca Holdings, Inc., (Japan)	198,140
5,300	Premier, Inc., Class A (a)	194,828
28,260	Sonic Healthcare Ltd., (Australia)	419,392
2,675	UnitedHealth Group, Inc.	201,428

		5,187,466

	Health Care Technology — 0.1%
1,219	athenahealth, Inc. (a)	163,955
8,600	Cerner Corp. (a)	479,364
8,356	HMS Holdings Corp. (a)	189,932

		833,251

	Life Sciences Tools & Services — 0.2%
9,310	Bruker Corp. (a)	184,059
2,600	Illumina, Inc. (a)	287,612
4,870	Lonza Group AG, (Switzerland) (a)	462,811
32,700	QIAGEN N.V., (Netherlands) (a)	763,418

		1,697,900

	Pharmaceuticals — 1.0%
2,350	AbbVie, Inc.	124,103
1,875	Allergan, Inc.	208,275
6,200	Astellas Pharma, Inc., (Japan)	367,578
9,283	Auxilium Pharmaceuticals, Inc. (a)	192,529
13,079	Bayer AG, (Germany)	1,836,431
16,950	Bristol-Myers Squibb Co.	900,893
18,400	GlaxoSmithKline plc, (United Kingdom), ADR	982,376
29,106	Johnson & Johnson	2,665,819
15,819	Novartis AG, (Switzerland)	1,267,883
9,189	Novo Nordisk A/S, (Denmark), Class B	1,684,361
3,331	Roche Holding AG, (Switzerland)	933,101
4,300	Salix Pharmaceuticals Ltd. (a)	386,742
5,200	Takeda Pharmaceutical Co., Ltd., (Japan)	238,498

		11,788,589

	Total Health Care	29,489,017

	Industrials — 3.4%
	Aerospace & Defense — 0.5%
3,200	B/E Aerospace, Inc. (a)	278,496
27,211	Boeing Co. (The)	3,714,030
3,500	Hexcel Corp. (a)	156,415
2,600	L-3 Communications Holdings, Inc.	277,836
15,513	Meggitt plc, (United Kingdom)	135,823
4,200	Rockwell Collins, Inc.	310,464
19,482	Rolls-Royce Holdings plc, (United Kingdom) (a)	412,071
1,700	TransDigm Group, Inc.	273,734

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
4,900	United Technologies Corp.	557,620

		6,116,489

	Air Freight & Logistics — 0.0% (g)
450	FedEx Corp.	64,697
13,919	Toll Holdings Ltd., (Australia)	70,794

		135,491

	Airlines — 0.1%
3,126	Hawaiian Holdings, Inc. (a)	30,103
17,874	LATAM Airlines Group S.A., (Chile), ADR	291,525
25,690	Ryanair Holdings plc, (Ireland), ADR (a)	1,205,632

		1,527,260

	Building Products — 0.3%
7,118	Assa Abloy AB, (Sweden), Class B	376,856
55,322	Fortune Brands Home & Security, Inc.	2,528,215

		2,905,071

	Commercial Services & Supplies — 0.1%
10,980	Aggreko plc, (United Kingdom)	311,400
6,600	Clean Harbors, Inc. (a)	395,736
9,500	Copart, Inc. (a)	348,175
7,322	Iron Mountain, Inc.	222,223
2,600	Stericycle, Inc. (a)	302,042
3,050	Waste Connections, Inc.	133,071

		1,712,647

	Construction & Engineering — 0.0% (g)
5,310	Bouygues S.A., (France)	200,802
6,237	Foster Wheeler AG, (Switzerland) (a)	205,946

		406,748

	Electrical Equipment — 0.3%
9,162	ABB Ltd., (Switzerland) (a)	242,243
5,100	AMETEK, Inc.	268,617
8,775	Eaton Corp. plc, (Ireland)	667,953
5,010	Franklin Electric Co., Inc.	223,646
7,214	Legrand S.A., (France)	397,582
34,000	Mitsubishi Electric Corp., (Japan)	427,532
7,230	Nexans S.A., (France)	366,923
4,473	Polypore International, Inc. (a)	174,000
2,300	Rockwell Automation, Inc.	271,768
9,780	Schneider Electric S.A., (France)	853,222

		3,893,486

	Industrial Conglomerates — 0.2%
500	3M Co.	70,125
5,250	Danaher Corp.	405,300

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrial Conglomerates — Continued
5,028	DCC plc, (Ireland)	247,202
46,000	Hutchison Whampoa Ltd., (Hong Kong)	626,785
8,920	Koninklijke Philips N.V., (Netherlands)	328,445
2,470	Raven Industries, Inc.	101,616
52,000	Sembcorp Industries Ltd., (Singapore)	226,860
4,924	Siemens AG, (Germany)	675,172

		2,681,505

	Machinery — 0.8%
24,229	Caterpillar, Inc.	2,200,235
2,433	Chart Industries, Inc. (a)	232,692
8,700	FANUC Corp., (Japan)	1,594,194
2,300	IDEX Corp.	169,855
900	Illinois Tool Works, Inc.	75,672
3,000	Nordson Corp.	222,900
2,900	Pall Corp.	247,515
2,348	Proto Labs, Inc. (a)	167,131
2,100	SMC Corp., (Japan)	530,016
15,193	Stanley Black & Decker, Inc.	1,225,923
4,000	Toshiba Machine Co. Ltd., (Japan)	23,146
13,260	Vesuvius plc, (United Kingdom)	112,123
6,400	WABCO Holdings, Inc. (a)	597,824
15,977	Westport Innovations, Inc., (Canada) (a)	313,309
59,162	Xylem, Inc.	2,047,005

		9,759,540

	Marine — 0.1%
31	AP Moeller - Maersk A/S, (Denmark), Class B	335,481
1,990	D/S Norden A/S, (Denmark)	104,763
7,140	Diana Shipping, Inc., (Greece) (a)	94,891
52,000	Nippon Yusen KK, (Japan)	166,266
120,000	Pacific Basin Shipping Ltd., (Hong Kong)	86,134

		787,535

	Professional Services — 0.3%
2,792	Advisory Board Co. (The) (a)	177,767
3,210	Corporate Executive Board Co. (The)	248,550
6,200	Equifax, Inc.	428,358
2,000	IHS, Inc., Class A (a)	239,400
30,300	Nielsen Holdings N.V.	1,390,467
1,225	Towers Watson & Co., Class A	156,322
4,100	Verisk Analytics, Inc., Class A (a)	269,452

		2,910,316

	Road & Rail — 0.4%
7,200	Avis Budget Group, Inc. (a)	291,024
3,500	Central Japan Railway Co., (Japan)	412,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
3,300	Genesee & Wyoming, Inc., Class A (a)	316,965
95,612	Hertz Global Holdings, Inc. (a)	2,736,416
3,400	J.B. Hunt Transport Services, Inc.	262,820
2,731	Landstar System, Inc.	156,896
4,075	Norfolk Southern Corp.	378,282
700	Union Pacific Corp.	117,600

		4,672,485

	Trading Companies & Distributors — 0.2%
4,500	AerCap Holdings N.V., (Netherlands) (a)	172,575
1,086	Applied Industrial Technologies, Inc.	53,312
4,500	Brenntag AG, (Germany)	835,181
18,300	Mitsubishi Corp., (Japan)	351,322
21,900	Mitsui & Co., Ltd., (Japan)	305,311
2,800	WESCO International, Inc. (a)	254,996

		1,972,697

	Transportation Infrastructure — 0.1%
26,840	Groupe Eurotunnel S.A., (France)	282,176
4,510	Koninklijke Vopak N.V., (Netherlands)	264,026
8,143	Sydney Airport, (Australia)	27,675

		573,877

	Total Industrials	40,055,147

	Information Technology — 2.3%
	Communications Equipment — 0.2%
45,168	Alcatel-Lucent, (France) (a)	200,443
243,419	Nokia OYJ, (Finland), ADR (a)	1,974,128
3,400	QUALCOMM, Inc.	252,450

		2,427,021

	Computers & Peripherals — 0.1%
950	Apple, Inc.	533,054
3,594	Gemalto N.V., (Netherlands)	395,540
16,400	Wacom Co., Ltd., (Japan)	115,316

		1,043,910

	Electronic Equipment, Instruments & Components — 0.2%
14,600	Hamamatsu Photonics KK, (Japan)	584,222
19,000	Hitachi Ltd., (Japan)	144,061
4,000	Hosiden Corp., (Japan)	21,631
12,675	Jabil Circuit, Inc.	221,052
1,980	Keyence Corp., (Japan)	847,807
1,700	Murata Manufacturing Co., Ltd., (Japan)	151,187
15,000	Nippon Electric Glass Co., Ltd., (Japan)	78,797
3,400	TE Connectivity Ltd., (Switzerland)	187,374
535	Tech Data Corp. (a)	27,606

		2,263,737

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.3%
1,800	Baidu, Inc., (China), ADR (a)	320,184
800	CoStar Group, Inc. (a)	147,664
800	Google, Inc., Class A (a)	896,568
13,800	Kakaku.com, Inc., (Japan)	242,417
260	NAVER Corp., (South Korea) (a)	179,173
2,883	OpenTable, Inc. (a)	228,824
13,600	Tencent Holdings Ltd., (China)	870,774
10,300	VeriSign, Inc. (a)	615,734
10,310	Yandex N.V., (Netherlands), Class A (a)	444,876

		3,946,214

	IT Services — 0.5%
1,250	Accenture plc, (Ireland), Class A	102,775
3,800	Alliance Data Systems Corp. (a)	999,134
39,530	Amdocs Ltd.	1,630,217
3,200	Automatic Data Processing, Inc.	258,592
2,500	FleetCor Technologies, Inc. (a)	292,925
6,200	Gartner, Inc. (a)	440,510
10,350	Genpact Ltd., (Bermuda) (a)	190,130
5,100	Global Payments, Inc.	331,449
6,400	Jack Henry & Associates, Inc.	378,944
8,800	NeuStar, Inc., Class A (a)	438,768
11,100	Vantiv, Inc., Class A (a)	361,971
3,468	VeriFone Systems, Inc. (a)	93,012
1,300	Visa, Inc., Class A	289,484

		5,807,911

	Office Electronics — 0.0% (g)
6,600	Canon, Inc., (Japan)	210,595

	Semiconductors & Semiconductor Equipment — 0.8%
7,317	ASML Holding N.V., (Netherlands)	685,323
305,347	Atmel Corp. (a)	2,390,867
10,500	Avago Technologies Ltd., (Singapore)	555,345
3,800	Broadcom Corp., Class A	112,670
6,658	Cavium, Inc. (a)	229,768
800	KLA-Tencor Corp.	51,568
72,992	NXP Semiconductor N.V., (Netherlands) (a)	3,352,522
10,346	OmniVision Technologies, Inc. (a)	177,951
316	Samsung Electronics Co., Ltd., (South Korea)	411,763
711	Samsung Electronics Co., Ltd., (South Korea), GDR	342,313
94,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	331,910
9,200	Texas Instruments, Inc.	403,972
9,600	Tokyo Electron Ltd., (Japan)	528,986

		9,574,958

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 0.2%
4,800	Citrix Systems, Inc. (a)	303,600
2,980	CommVault Systems, Inc. (a)	223,142
5,900	Informatica Corp. (a)	244,850
7,000	Microsoft Corp.	262,010
200	Nintendo Co., Ltd., (Japan)	26,771
8,600	Oracle Corp.	329,036
5,000	SolarWinds, Inc. (a)	189,150
5,100	Solera Holdings, Inc.	360,876
8,200	Trend Micro, Inc., (Japan)	287,354
1,464	Tyler Technologies, Inc. (a)	149,518

		2,376,307

	Total Information Technology	27,650,653

	Materials — 1.0%
	Chemicals — 0.5%
2,508	Air Liquide S.A., (France)	354,967
2,225	Air Products & Chemicals, Inc.	248,711
2,100	Airgas, Inc.	234,885
3,760	Akzo Nobel N.V., (Netherlands)	291,573
21,379	Alent plc, (United Kingdom)	125,679
44,000	Asahi Kasei Corp., (Japan)	345,128
4,032	BASF SE, (Germany)	430,351
2,500	Dow Chemical Co. (The)	111,000
5,000	Ecolab, Inc.	521,350
1,720	Koninklijke DSM N.V., (Netherlands)	135,361
4,300	Monsanto Co.	501,165
5,025	Mosaic Co. (The)	237,532
3,392	Syngenta AG, (Switzerland)	1,352,381
13,000	Tosoh Corp., (Japan)	60,569
16,852	Umicore S.A., (Belgium)	787,406

		5,738,058

	Construction Materials — 0.1%
33,020	CRH plc, (Ireland)	838,469
10,690	Holcim Ltd., (Switzerland) (a)	799,234

		1,637,703

	Metals & Mining — 0.4%
4,400	Agnico-Eagle Mines Ltd., (Canada)	116,105
4,100	Allegheny Technologies, Inc.	146,083
482,770	Alumina Ltd., (Australia) (a)	479,301
8,247	Antofagasta plc, (United Kingdom)	113,062
15,999	BHP Billiton Ltd., (Australia)	545,453
7,286	BHP Billiton plc, (United Kingdom)	226,084
8,446	First Quantum Minerals Ltd., (Canada)	152,183
208,570	Norsk Hydro ASA, (Norway)	933,044
1,800	Nucor Corp.	96,084

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — Continued
4,000	Reliance Steel & Aluminum Co.	303,360
5,094	Rio Tinto Ltd., (Australia)	311,789
2,900	Rio Tinto plc, (United Kingdom)	163,878
20,363	SSAB AB, (Sweden), Class A	156,430
22,180	ThyssenKrupp AG, (Germany) (a)	540,861

		4,283,717

	Total Materials	11,659,478

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.3%
110,000	Hutchison Telecommunications Hong Kong Holdings Ltd., (Hong Kong)	41,770
8,200	Nippon Telegraph & Telephone Corp., (Japan)	441,655
81,000	Singapore Telecommunications Ltd., (Singapore)	235,558
19,853	Telefonica S.A., (Spain)	324,612
21,990	Telenor ASA, (Norway)	525,420
35,275	Telstra Corp., Ltd., (Australia)	165,567
2,700	Verizon Communications, Inc.	132,678
34,570	Vivendi S.A., (France)	911,867
9,778	Ziggo N.V., (Netherlands)	447,129

		3,226,256

	Wireless Telecommunication Services — 0.4%
52,360	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	1,223,653
12,000	SBA Communications Corp., Class A (a)	1,078,080
14,900	SoftBank Corp., (Japan)	1,307,486
27,200	Vodafone Group plc, (United Kingdom), ADR	1,069,232

		4,678,451

	Total Telecommunication Services	7,904,707

	Utilities — 0.2%
	Electric Utilities — 0.1%
21,190	SSE plc, (United Kingdom)	481,526

	Gas Utilities — 0.0% (g)
1,573	Northwest Natural Gas Co.	67,356

	Multi-Utilities — 0.1%
20,021	E.ON SE, (Germany)	370,147
10,167	GDF Suez, (France)	239,122
53,896	National Grid plc, (United Kingdom)	704,917

		1,314,186

	Total Utilities	1,863,068

	Total Common Stocks (Cost $197,785,692)	245,459,870

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 12.0%
	International Equity — 4.5%
490,900	iShares MSCI EAFE ETF	32,919,754
346,800	Vanguard FTSE Europe ETF	20,391,840

	Total International Equity	53,311,594

	U.S. Equity — 7.5%
191,000	iShares Core S&P Mid Cap ETF	25,563,440
344,000	SPDR S&P 500 ETF Trust	63,526,480

	Total U.S. Equity	89,089,920

	Total Exchange Traded Funds (Cost $132,202,848)	142,401,514

Exchange Traded Note — 1.9%
	U.S. Equity — 1.9%
617,037	iPath Dow Jones-UBS Commodity Index Total Return, (Cost $23,599,997)	22,676,110

Investment Companies — 61.0%
	Alternative Assets — 4.0%
2,521,629	John Hancock Funds II-Absolute Return Currency Fund, Class R6 Shares	23,425,930
2,400,201	Prudential Absolute Return Bond Fund, Class Z	23,641,979

	Total Alternative Assets	47,067,909

	Fixed Income — 30.0%
9,185,312	JPMorgan Core Bond Fund, Class R6 Shares (b)	105,447,386
12,061,410	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	98,421,109
10,204,301	JPMorgan High Yield Fund, Class R6 Shares (b)	81,430,321
5,982,594	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	71,192,864

	Total Fixed Income	356,491,680

	International Equity — 16.1%
1,402,362	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	31,833,628
2,880,253	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	51,354,913
2,241,124	JPMorgan International Value Fund, Class R6 Shares (b)	34,401,259
1,559,384	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	41,682,336
1,284,254	Matthews Pacific Tiger Fund	32,067,818

	Total International Equity	191,339,954

	Money Market — 5.4%
64,016,480	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l)	64,016,480

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	U.S. Equity — 5.5%
2,363,478	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	65,751,961

	Total Investment Companies (Cost $698,332,429)	724,667,984

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,452	Volkswagen AG, (Preference Shares), (Germany)	690,039

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
1,675,452	Rolls-Royce Holdings plc, (United Kingdom) (a)	2,774

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
355,141	Telecom Italia S.p.A., (Italy)	278,657

	Total Preferred Stocks (Cost $804,808)	971,470

PRINCIPAL AMOUNT($)
Structured Notes — 4.0%
	International Equity — 2.9%
11,700,000	Credit Suisse AG, Return Notes, Linked to the performance of the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 05/09/14 (a)	11,419,200
23,000,000	Goldman Sachs Group, Inc. (The), Offered Notes, Linked to the TOPIX INDEX, 03/24/14 (a)	23,253,568

		34,672,768

	Fixed Income — 1.1%
13,000,000	Societe Generale S.A., Single Commodity Index Return Non-Principal Protected Notes, Series 2013-155, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/14 (a)	12,962,300

	Total Structured Notes (Cost $47,700,000)	47,635,068

	Total Investments — 99.7% (Cost $1,100,425,774)	1,183,812,016
	Other Assets in Excess of Liabilities — 0.3%	4,055,600

	NET ASSETS — 100.0%	$1,187,867,616

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	89.4%
United Kingdom	1.8
Japan	1.4
France	1.1
Others (each less than 1.0%)	6.3

*	Percentages indicated are based on total investments as of December 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 27.7%
	Consumer Discretionary — 4.9%
	Auto Components — 0.2%
8,400	Aisin Seiki Co., Ltd., (Japan)	341,511
1,614	Autoliv, Inc., (Sweden)	148,528
9,000	BorgWarner, Inc.	503,190
2,500	Denso Corp., (Japan)	132,072
50,713	GKN plc, (United Kingdom)	314,255
3,000	Koito Manufacturing Co., Ltd., (Japan)	57,323

		1,496,879

	Automobiles — 0.3%
7,959	Bayerische Motoren Werke AG, (Germany)	934,647
1,714	Daimler AG, (Germany)	148,749
12,500	Honda Motor Co., Ltd., (Japan)	515,964
8,800	Suzuki Motor Corp., (Japan)	237,130
25,700	Toyota Motor Corp., (Japan)	1,567,060

		3,403,550

	Distributors — 0.1%
10,147	Pool Corp.	589,946

	Diversified Consumer Services — 0.1%
69,590	Anhanguera Educacional Participacoes S.A., (Brazil)	439,500
3,000	Benesse Holdings, Inc., (Japan)	120,523
5,558	Grand Canyon Education, Inc. (a)	242,329
3,011	Weight Watchers International, Inc.	99,152

		901,504

	Hotels, Restaurants & Leisure — 0.8%
34,650	Accor S.A., (France)	1,636,516
12,100	Apollo Global Management LLC, Class A	382,481
13,327	Arcos Dorados Holdings, Inc., (Argentina), Class A	161,523
3,425	Carnival Corp.	137,582
29,159	Compass Group plc, (United Kingdom)	468,144
38,171	Las Vegas Sands Corp.	3,010,547
3,627	Red Robin Gourmet Burgers, Inc. (a)	266,729
4,300	Royal Caribbean Cruises Ltd.	203,906
3,900	Starbucks Corp.	305,721
9,772	Texas Roadhouse, Inc.	271,662
3,800	Whitbread plc, (United Kingdom)	236,491
6,100	Wyndham Worldwide Corp.	449,509
27,600	Wynn Macau Ltd., (China)	125,460

		7,656,271

	Household Durables — 0.4%
121	Harman International Industries, Inc.	9,904
21,500	Newell Rubbermaid, Inc.	696,815
24,098	Persimmon plc, (United Kingdom) (a)	495,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — Continued
64,750	Ryland Group, Inc. (The)	2,810,797

		4,012,952

	Internet & Catalog Retail — 0.0% (g)
61,820	Ocado Group plc, (United Kingdom) (a)	453,413

	Leisure Equipment & Products — 0.0% (g)
7,100	Nikon Corp., (Japan)	135,686

	Media — 1.0%
128,125	British Sky Broadcasting Group plc, (United Kingdom)	1,790,703
13,900	Comcast Corp., Class A	722,314
8,000	CyberAgent, Inc., (Japan)	325,865
5,800	Discovery Communications, Inc., Class C (a)	486,388
7,561	Eutelsat Communications S.A., (France)	235,921
10,460	Grupo Televisa S.A.B., (Mexico), ADR	316,520
23,267	Informa plc, (Switzerland)	221,442
2,572	Morningstar, Inc.	200,848
200	New York Times Co. (The), Class A	3,174
6,580	ProSiebenSat.1 Media AG, (Germany)	326,736
4,800	Scripps Networks Interactive, Inc., Class A	414,768
12,878	SES S.A., (Luxembourg)	417,201
99,200	Sirius XM Holdings, Inc. (a)	346,208
37,724	Societe Television Francaise 1, (France)	727,005
39,540	Walt Disney Co. (The)	3,020,856
35,270	WPP plc, (United Kingdom)	807,822

		10,363,771

	Multiline Retail — 0.4%
3,300	Lojas Renner S.A., (Brazil)	85,324
111,157	Marks & Spencer Group plc, (United Kingdom)	798,206
1,450	Nordstrom, Inc.	89,610
137,000	Parkson Retail Group Ltd., (China)	42,226
50,441	Target Corp.	3,191,402

		4,206,768

	Specialty Retail — 1.1%
22,337	Bed Bath & Beyond, Inc. (a)	1,793,661
12,474	Chico’s FAS, Inc.	235,010
3,263	Five Below, Inc. (a)	140,962
10,000	Foot Locker, Inc.	414,400
3,415	Francesca’s Holdings Corp. (a)	62,870
10,200	GNC Holdings, Inc., Class A	596,190
6,100	Home Depot, Inc. (The)	502,274
769	Inditex S.A., (Spain)	126,970
47,833	Kingfisher plc, (United Kingdom)	305,368
5,039	Monro Muffler Brake, Inc.	283,998

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
5,400	O’Reilly Automotive, Inc. (a)	695,034
8,700	Ross Stores, Inc.	651,891
11,300	Sally Beauty Holdings, Inc. (a)	341,599
4,200	Signet Jewelers Ltd., (Bermuda)	330,540
158,105	Staples, Inc.	2,512,288
9,200	Tiffany & Co.	853,576
4,100	Tractor Supply Co.	318,078
17,262	World Duty Free SpA, (Italy) (a)	217,051
93,500	Zhongsheng Group Holdings Ltd., (China)	129,347
6,675	Zumiez, Inc. (a)	173,550

		10,684,657

	Textiles, Apparel & Luxury Goods — 0.5%
6,800	Adidas AG, (Germany)	867,122
755,000	China Hongxing Sports Ltd., (China) (a) (i)	8,974
10,727	Cie Financiere Richemont S.A., (Switzerland)	1,071,600
9,175	Coach, Inc.	514,993
5,700	Hanesbrands, Inc.	400,539
1,905	Kering, (France)	402,680
40,000	Li & Fung Ltd., (Hong Kong)	51,705
8,120	Lululemon Athletica, Inc., (Canada) (a)	479,324
4,200	NIKE, Inc., Class B	330,288
3,000	PVH Corp.	408,060
23,229	Quiksilver, Inc. (a)	203,718

		4,739,003

	Total Consumer Discretionary	48,644,400

	Consumer Staples — 2.5%
	Beverages — 0.6%
112,700	AMBEV S.A., (Brazil), ADR	828,345
9,200	Anheuser-Busch InBev N.V., (Belgium)	978,294
6,700	Beam, Inc.	456,002
5,700	Carlsberg A/S, (Denmark), Class B	630,727
23,050	Coca-Cola Amatil Ltd., (Australia)	247,962
15,100	Diageo plc, (United Kingdom)	500,393
20,000	Kirin Holdings Co., Ltd., (Japan)	288,029
8,332	Pernod Ricard S.A., (France)	949,275
17,820	SABMiller plc, (United Kingdom)	917,286

		5,796,313

	Food & Staples Retailing — 0.5%
35,040	Carrefour S.A., (France)	1,390,855
17,430	Distribuidora Internacional de Alimentacion S.A., (Spain)	156,067
7,000	FamilyMart Co., Ltd., (Japan)	319,806
23,670	Koninklijke Ahold N.V., (Netherlands)	425,377
5,700	Sprouts Farmers Market, Inc. (a)	219,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
429,104	Tesco plc, (United Kingdom)	2,382,959
4,642	United Natural Foods, Inc. (a)	349,960

		5,244,075

	Food Products — 0.8%
15,000	Ajinomoto Co., Inc., (Japan)	217,150
20,966	Danone, (France)	1,512,528
5,022	Diamond Foods, Inc. (a)	129,768
3,100	Hershey Co. (The)	301,413
44,972	Nestle S.A., (Switzerland)	3,296,001
3,612	Sanderson Farms, Inc.	261,256
6,109	Tootsie Roll Industries, Inc.	198,787
2,443	TreeHouse Foods, Inc. (a)	168,371
31,924	Unilever plc, (United Kingdom)	1,313,539
13,870	Unilever plc, (United Kingdom), ADR	571,444
13,900	WhiteWave Foods Co., Class A (a)	318,866

		8,289,123

	Household Products — 0.3%
5,100	Church & Dwight Co., Inc.	338,028
35,484	Procter & Gamble Co. (The)	2,888,752

		3,226,780

	Personal Products — 0.1%
4,700	Beiersdorf AG, (Germany)	476,508
3,428	L’Oreal S.A., (France)	602,001

		1,078,509

	Tobacco — 0.2%
22,764	Imperial Tobacco Group plc, (United Kingdom)	882,517
2,700	Philip Morris International, Inc.	235,251
8,190	Swedish Match AB, (Sweden)	263,318

		1,381,086

	Total Consumer Staples	25,015,886

	Energy — 2.9%
	Energy Equipment & Services — 0.7%
5,400	Cameron International Corp. (a)	321,462
42,688	CGG S.A., (France) (a)	740,844
106,000	China Oilfield Services Ltd., (China), Class H	330,183
10,200	Ensco plc, (United Kingdom), Class A	583,236
1,039	Geospace Technologies Corp. (a)	98,528
15,825	Halliburton Co.	803,119
24,640	Petroleum Geo-Services ASA, (Norway)	291,063
3,227	Saipem S.p.A., (Italy)	69,205
29,495	Schlumberger Ltd.	2,657,794
2,211	SEACOR Holdings, Inc. (a)	201,643

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
6,898	Seadrill Ltd., (Bermuda)	282,711
24,340	Trican Well Service Ltd., (Canada)	297,419
3,390	Unit Corp. (a)	174,992
3,534	WorleyParsons Ltd., (Australia)	52,570

		6,904,769

	Oil, Gas & Consumable Fuels — 2.2%
2,100	Antero Resources Corp. (a)	133,224
126,049	Beach Energy Ltd., (Australia)	161,390
21,312	BG Group plc, (United Kingdom)	458,599
57,120	Cameco Corp., (Canada)	1,186,382
7,545	Carrizo Oil & Gas, Inc. (a)	337,790
2,600	Cenovus Energy, Inc., (Canada)	74,408
2,700	Chevron Corp.	337,257
4,850	Cobalt International Energy, Inc. (a)	79,783
35,202	ConocoPhillips	2,487,021
22,500	Denbury Resources, Inc. (a)	369,675
3,600	Enbridge, Inc., (Canada)	157,285
83,450	Encana Corp., (Canada)	1,506,273
16,814	Eni S.p.A., (Italy)	406,288
34,024	Hess Corp.	2,823,992
8,550	Noble Energy, Inc.	582,341
81,050	Petroleo Brasileiro S.A., (Brazil), ADR	1,190,625
35,108	Phillips 66	2,707,880
15,300	Royal Dutch Shell plc, (Netherlands), ADR	1,149,183
9,100	Southwestern Energy Co. (a)	357,903
21,362	Statoil ASA, (Norway)	519,449
137,000	Talisman Energy, Inc., (Canada)	1,592,798
183,230	Whitehaven Coal Ltd., (Australia) (a)	313,536
5,900	Whiting Petroleum Corp. (a)	365,033
74,034	Williams Cos., Inc. (The)	2,855,491

		22,153,606

	Total Energy	29,058,375

	Financials — 4.0%
	Capital Markets — 0.7%
11,893	BlackRock, Inc.	3,763,778
8,500	Carlyle Group LP (The)	302,770
8,300	Charles Schwab Corp. (The)	215,800
4,827	Close Brothers Group plc, (United Kingdom)	109,916
11,950	Credit Suisse Group AG, (Switzerland) (a)	368,817
5,424	Deutsche Bank AG, (Germany)	260,577
19,019	GAM Holding AG, (Switzerland) (a)	370,308
4,635	Goldman Sachs Group, Inc. (The)	821,600
3,633	Greenhill & Co., Inc.	210,496
8,873	Macquarie Group Ltd., (Australia)	435,511

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
6,239	Stifel Financial Corp. (a)	298,973

		7,158,546

	Commercial Banks — 1.3%
22,317	Australia & New Zealand Banking Group Ltd., (Australia)	644,252
30,400	Banco Santander Brasil S.A., (Brazil), ADR	185,440
468,416	Bank of China Ltd., (China), Class H	216,232
6,295	Bank of the Ozarks, Inc.	356,234
26,000	Bank of Yokohama Ltd. (The), (Japan)	145,060
101,350	Barclays plc, (United Kingdom)	458,293
37,146	Barclays plc, (United Kingdom), ADR	673,457
13,134	BNP Paribas S.A., (France)	1,024,548
27,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	86,715
74,372	DBS Group Holdings Ltd., (Singapore)	1,010,698
29,188	DNB ASA, (Norway)	523,871
2,024	Erste Group Bank AG, (Austria)	70,558
12,045	FirstMerit Corp.	267,760
12,263	Glacier Bancorp, Inc.	365,315
5,100	HDFC Bank Ltd., (India), ADR	175,644
132,022	HSBC Holdings plc, (United Kingdom)	1,448,830
129,131	Intesa Sanpaolo S.p.A., (Italy)	317,624
159,400	Lloyds Banking Group plc, (United Kingdom) (a)	209,163
75,000	Mitsubishi UFJ Financial Group, Inc., (Japan)	497,955
19,859	National Penn Bancshares, Inc.	225,002
18,522	Nordea Bank AB, (Sweden)	249,728
53,446	Standard Chartered plc, (United Kingdom)	1,207,182
10,500	Sumitomo Mitsui Financial Group, Inc., (Japan)	546,036
136,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	719,605
10,004	Svenska Handelsbanken AB, (Sweden), Class A	491,865
16,461	Swedbank AB, (Sweden), Class A	463,695

		12,580,762

	Consumer Finance — 0.1%
4,565	First Cash Financial Services, Inc. (a)	282,299
5,071	Portfolio Recovery Associates, Inc. (a)	267,952

		550,251

	Diversified Financial Services — 0.6%
223,326	Bank of America Corp.	3,477,186
28,100	BM&FBovespa S.A., (Brazil)	131,731
20,898	Challenger Ltd., (Australia)	116,063
9,325	CME Group, Inc.	731,639
2,435	Deutsche Boerse AG, (Germany)	201,798

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Financial Services — Continued
24,897	ING Groep N.V., (Netherlands), CVA (a)	347,775
2,650	IntercontinentalExchange Group, Inc.	596,038
6,170	London Stock Exchange Group plc, (United Kingdom)	177,489
5,100	McGraw Hill Financial, Inc.	398,820
23,100	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	142,015

		6,320,554

	Insurance — 1.1%
1,050	ACE Ltd., (Switzerland)	108,707
37,070	Admiral Group plc, (United Kingdom)	805,798
227,800	AIA Group Ltd., (Hong Kong)	1,146,629
2,101	Allianz SE, (Germany)	378,024
1,600	Aon plc, (United Kingdom)	134,224
15,600	Assured Guaranty Ltd., (Bermuda)	368,004
31,465	AXA S.A., (France)	876,226
71,094	Direct Line Insurance Group plc, (United Kingdom)	293,849
4,237	Hanover Insurance Group, Inc. (The)	252,991
8,400	Marsh & McLennan Cos., Inc.	406,224
2,238	Muenchener Rueckversicherungs AG, (Germany)	493,636
26,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	233,587
6,000	Progressive Corp. (The)	163,620
10,405	Prudential plc, (United Kingdom)	232,489
9,803	QBE Insurance Group Ltd., (Australia)	101,125
8,000	RenaissanceRe Holdings Ltd., (Bermuda)	778,720
12,932	Sampo, (Finland), Class A	635,642
17,300	Sony Financial Holdings, Inc., (Japan)	315,132
38,165	Storebrand ASA, (Norway) (a)	239,241
8,100	Sun Life Financial, Inc., (Canada)	286,102
1,389	Swiss Life Holding AG, (Switzerland) (a)	288,773
11,600	Tokio Marine Holdings, Inc., (Japan)	388,248
25,683	Travelers Cos., Inc. (The)	2,325,339

		11,252,330

	Real Estate Investment Trusts (REITs) — 0.1%
6,400	American Tower Corp.	510,848
12,592	Colony Financial, Inc.	255,492
9,950	LaSalle Hotel Properties	307,057
907	Unibail-Rodamco SE, (France)	232,427
83,544	Westfield Retail Trust, (Australia)	221,946

		1,527,770

	Real Estate Management & Development — 0.1%
170,000	Agile Property Holdings Ltd., (China)	182,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — Continued
1,400	Goldcrest Co., Ltd., (Japan)	36,492
47,000	Kerry Properties Ltd., (Hong Kong)	163,650
8,000	Mitsui Fudosan Co., Ltd., (Japan)	288,565
2,500	Sun Hung Kai Properties Ltd., (Hong Kong)	31,774

		703,280

	Total Financials	40,093,493

	Health Care — 3.3%
	Biotechnology — 0.7%
20,529	Celgene Corp. (a)	3,468,580
5,801	Cepheid, Inc. (a)	271,023
5,308	CSL Ltd., (Australia)	327,221
27,000	Gilead Sciences, Inc. (a)	2,029,050
10,400	Ironwood Pharmaceuticals, Inc. (a)	120,744
23,300	Seattle Genetics, Inc. (a)	929,437

		7,146,055

	Health Care Equipment & Supplies — 0.4%
2,794	Analogic Corp.	247,437
2,970	BioMerieux, (France)	311,626
28,000	Boston Scientific Corp. (a)	336,560
10,585	DexCom, Inc. (a)	374,815
20,454	Elekta AB, (Sweden), Class B	313,010
2,100	Essilor International S.A., (France)	223,456
525	Intuitive Surgical, Inc. (a)	201,642
17,700	Mindray Medical International Ltd., (China), ADR	643,572
468,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	633,296
4,530	Sonova Holding AG, (Switzerland) (a)	610,847
2,700	Sysmex Corp., (Japan)	159,476

		4,055,737

	Health Care Providers & Services — 0.6%
8,800	Catamaran Corp. (a)	417,824
17,350	DaVita HealthCare Partners, Inc. (a)	1,099,469
9,400	Envision Healthcare Holdings, Inc. (a)	333,888
10,700	Express Scripts Holding Co. (a)	751,568
11,120	Fresenius Medical Care AG & Co. KGaA, (Germany)	793,143
4,873	Fresenius SE & Co. KGaA, (Germany)	749,344
116,700	Life Healthcare Group Holdings Ltd., (South Africa)	466,094
4,900	Miraca Holdings, Inc., (Japan)	231,164
5,800	Premier, Inc., Class A (a)	213,208
32,020	Sonic Healthcare Ltd., (Australia)	475,192
2,800	UnitedHealth Group, Inc.	210,840

		5,741,734

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.1%
1,409	athenahealth, Inc. (a)	189,510
8,900	Cerner Corp. (a)	496,086
9,660	HMS Holdings Corp. (a)	219,572

		905,168

	Life Sciences Tools & Services — 0.2%
10,763	Bruker Corp. (a)	212,785
2,800	Illumina, Inc. (a)	309,736
5,590	Lonza Group AG, (Switzerland) (a)	531,235
35,680	QIAGEN N.V., (Netherlands) (a)	832,990

		1,886,746

	Pharmaceuticals — 1.3%
2,650	AbbVie, Inc.	139,946
2,175	Allergan, Inc.	241,599
7,000	Astellas Pharma, Inc., (Japan)	415,008
10,732	Auxilium Pharmaceuticals, Inc. (a)	222,582
14,720	Bayer AG, (Germany)	2,066,845
19,225	Bristol-Myers Squibb Co.	1,021,809
20,600	GlaxoSmithKline plc, (United Kingdom), ADR	1,099,834
33,223	Johnson & Johnson	3,042,895
17,530	Novartis AG, (Switzerland)	1,405,019
10,405	Novo Nordisk A/S, (Denmark), Class B	1,907,255
3,946	Roche Holding AG, (Switzerland)	1,105,378
4,600	Salix Pharmaceuticals Ltd. (a)	413,724
5,800	Takeda Pharmaceutical Co., Ltd., (Japan)	266,017

		13,347,911

	Total Health Care	33,083,351

	Industrials — 4.5%
	Aerospace & Defense — 0.7%
3,600	B/E Aerospace, Inc. (a)	313,308
31,012	Boeing Co. (The)	4,232,828
4,000	Hexcel Corp. (a)	178,760
2,800	L-3 Communications Holdings, Inc.	299,208
17,629	Meggitt plc, (United Kingdom)	154,350
4,500	Rockwell Collins, Inc.	332,640
22,065	Rolls-Royce Holdings plc, (United Kingdom) (a)	466,705
1,800	TransDigm Group, Inc.	289,836
4,975	United Technologies Corp.	566,155

		6,833,790

	Air Freight & Logistics — 0.0% (g)
350	FedEx Corp.	50,320
15,765	Toll Holdings Ltd., (Australia)	80,183

		130,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.2%
3,624	Hawaiian Holdings, Inc. (a)	34,899
20,258	LATAM Airlines Group S.A., (Chile), ADR	330,408
28,740	Ryanair Holdings plc, (Ireland), ADR (a)	1,348,768

		1,714,075

	Building Products — 0.3%
9,356	Assa Abloy AB, (Sweden), Class B	495,345
63,148	Fortune Brands Home & Security, Inc.	2,885,864

		3,381,209

	Commercial Services & Supplies — 0.2%
12,440	Aggreko plc, (United Kingdom)	352,806
7,100	Clean Harbors, Inc. (a)	425,716
10,200	Copart, Inc. (a)	373,830
7,543	Iron Mountain, Inc.	228,930
2,800	Stericycle, Inc. (a)	325,276
3,500	Waste Connections, Inc.	152,705

		1,859,263

	Construction & Engineering — 0.1%
6,015	Bouygues S.A., (France)	227,462
7,270	Foster Wheeler AG, (Switzerland) (a)	240,055

		467,517

	Electrical Equipment — 0.4%
10,377	ABB Ltd., (Switzerland) (a)	274,368
5,500	AMETEK, Inc.	289,685
9,850	Eaton Corp. plc, (Ireland)	749,782
5,752	Franklin Electric Co., Inc.	256,769
8,171	Legrand S.A., (France)	450,324
38,000	Mitsubishi Electric Corp., (Japan)	477,830
8,020	Nexans S.A., (France)	407,015
5,185	Polypore International, Inc. (a)	201,697
2,500	Rockwell Automation, Inc.	295,400
11,084	Schneider Electric S.A., (France)	966,985

		4,369,855

	Industrial Conglomerates — 0.3%
400	3M Co.	56,100
5,900	Danaher Corp.	455,480
5,694	DCC plc, (Ireland)	279,946
52,000	Hutchison Whampoa Ltd., (Hong Kong)	708,540
10,106	Koninklijke Philips N.V., (Netherlands)	372,115
2,855	Raven Industries, Inc.	117,455
59,000	Sembcorp Industries Ltd., (Singapore)	257,398
5,578	Siemens AG, (Germany)	764,848

		3,011,882

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 1.1%
28,275	Caterpillar, Inc.	2,567,653
2,813	Chart Industries, Inc. (a)	269,035
9,900	FANUC Corp., (Japan)	1,814,082
2,500	IDEX Corp.	184,625
700	Illinois Tool Works, Inc.	58,856
3,200	Nordson Corp.	237,760
3,000	Pall Corp.	256,050
2,715	Proto Labs, Inc. (a)	193,254
2,300	SMC Corp., (Japan)	580,493
17,342	Stanley Black & Decker, Inc.	1,399,326
7,000	Toshiba Machine Co. Ltd., (Japan)	40,505
15,019	Vesuvius plc, (United Kingdom)	126,997
6,900	WABCO Holdings, Inc. (a)	644,529
18,524	Westport Innovations, Inc., (Canada) (a)	363,256
67,530	Xylem, Inc.	2,336,538

		11,072,959

	Marine — 0.1%
35	AP Moeller - Maersk A/S, (Denmark), Class B	378,768
2,170	D/S Norden A/S, (Denmark)	114,239
8,090	Diana Shipping, Inc., (Greece) (a)	107,516
57,000	Nippon Yusen KK, (Japan)	182,254
136,000	Pacific Basin Shipping Ltd., (Hong Kong)	97,619

		880,396

	Professional Services — 0.3%
3,228	Advisory Board Co. (The) (a)	205,527
3,711	Corporate Executive Board Co. (The)	287,343
6,700	Equifax, Inc.	462,903
2,200	IHS, Inc., Class A (a)	263,340
33,450	Nielsen Holdings N.V.	1,535,020
1,375	Towers Watson & Co., Class A	175,464
4,400	Verisk Analytics, Inc., Class A (a)	289,168

		3,218,765

	Road & Rail — 0.5%
7,700	Avis Budget Group, Inc. (a)	311,234
4,000	Central Japan Railway Co., (Japan)	471,408
3,500	Genesee & Wyoming, Inc., Class A (a)	336,175
107,961	Hertz Global Holdings, Inc. (a)	3,089,844
3,600	J.B. Hunt Transport Services, Inc.	278,280
3,157	Landstar System, Inc.	181,370
5,225	Norfolk Southern Corp.	485,037
900	Union Pacific Corp.	151,200

		5,304,548

	Trading Companies & Distributors — 0.2%
4,800	AerCap Holdings N.V., (Netherlands) (a)	184,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
1,256	Applied Industrial Technologies, Inc.	61,657
5,350	Brenntag AG, (Germany)	992,938
20,700	Mitsubishi Corp., (Japan)	397,397
24,800	Mitsui & Co., Ltd., (Japan)	345,740
3,000	WESCO International, Inc. (a)	273,210

		2,255,022

	Transportation Infrastructure — 0.1%
30,410	Groupe Eurotunnel S.A., (France)	319,709
5,110	Koninklijke Vopak N.V., (Netherlands)	299,151
9,402	Sydney Airport, (Australia)	31,954

		650,814

	Total Industrials	45,150,598

	Information Technology — 3.1%
	Communications Equipment — 0.3%
51,153	Alcatel-Lucent, (France) (a)	227,003
277,850	Nokia OYJ, (Finland), ADR (a)	2,253,363
3,400	QUALCOMM, Inc.	252,450

		2,732,816

	Computers & Peripherals — 0.1%
1,025	Apple, Inc.	575,138
3,776	Gemalto N.V., (Netherlands)	415,570
18,500	Wacom Co., Ltd., (Japan)	130,082

		1,120,790

	Electronic Equipment, Instruments & Components — 0.3%
16,500	Hamamatsu Photonics KK, (Japan)	660,250
23,000	Hitachi Ltd., (Japan)	174,390
4,500	Hosiden Corp., (Japan)	24,335
16,250	Jabil Circuit, Inc.	283,400
2,040	Keyence Corp., (Japan)	873,498
2,300	Murata Manufacturing Co., Ltd., (Japan)	204,547
17,000	Nippon Electric Glass Co., Ltd., (Japan)	89,304
3,500	TE Connectivity Ltd., (Switzerland)	192,885
619	Tech Data Corp. (a)	31,940

		2,534,549

	Internet Software & Services — 0.4%
2,000	Baidu, Inc., (China), ADR (a)	355,760
850	CoStar Group, Inc. (a)	156,893
600	Google, Inc., Class A (a)	672,426
15,600	Kakaku.com, Inc., (Japan)	274,036
294	NAVER Corp., (South Korea) (a)	202,604
3,333	OpenTable, Inc. (a)	264,540
15,400	Tencent Holdings Ltd., (China)	986,023
12,100	VeriSign, Inc. (a)	723,338

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
11,690	Yandex N.V., (Netherlands), Class A (a)	504,423

		4,140,043

	IT Services — 0.6%
1,375	Accenture plc, (Ireland), Class A	113,052
4,100	Alliance Data Systems Corp. (a)	1,078,013
44,140	Amdocs Ltd.	1,820,334
3,700	Automatic Data Processing, Inc.	298,997
2,700	FleetCor Technologies, Inc. (a)	316,359
6,600	Gartner, Inc. (a)	468,930
10,850	Genpact Ltd., (Bermuda) (a)	199,315
5,500	Global Payments, Inc.	357,445
7,800	Jack Henry & Associates, Inc.	461,838
9,500	NeuStar, Inc., Class A (a)	473,670
11,900	Vantiv, Inc., Class A (a)	388,059
4,021	VeriFone Systems, Inc. (a)	107,843
1,625	Visa, Inc., Class A	361,855

		6,445,710

	Office Electronics — 0.0% (g)
7,500	Canon, Inc., (Japan)	239,313

	Semiconductors & Semiconductor Equipment — 1.1%
8,296	ASML Holding N.V., (Netherlands)	777,018
348,537	Atmel Corp. (a)	2,729,045
11,900	Avago Technologies Ltd., (Singapore)	629,391
4,200	Broadcom Corp., Class A	124,530
7,697	Cavium, Inc. (a)	265,623
900	KLA-Tencor Corp.	58,014
82,812	NXP Semiconductor N.V., (Netherlands) (a)	3,803,555
11,960	OmniVision Technologies, Inc. (a)	205,712
351	Samsung Electronics Co., Ltd., (South Korea)	457,370
767	Samsung Electronics Co., Ltd., (South Korea), GDR	369,274
106,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	374,282
10,400	Texas Instruments, Inc.	456,664
10,800	Tokyo Electron Ltd., (Japan)	595,109

		10,845,587

	Software — 0.3%
5,100	Citrix Systems, Inc. (a)	322,575
3,445	CommVault Systems, Inc. (a)	257,962
6,300	Informatica Corp. (a)	261,450
5,700	Microsoft Corp.	213,351
300	Nintendo Co., Ltd., (Japan)	40,156
11,750	Oracle Corp.	449,555
5,400	SolarWinds, Inc. (a)	204,282

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
5,500	Solera Holdings, Inc.	389,180
10,700	Trend Micro, Inc., (Japan)	374,961
1,693	Tyler Technologies, Inc. (a)	172,906

		2,686,378

	Total Information Technology	30,745,186

	Materials — 1.4%
	Chemicals — 0.7%
3,900	Air Liquide S.A., (France)	551,982
2,875	Air Products & Chemicals, Inc.	321,367
2,300	Airgas, Inc.	257,255
4,260	Akzo Nobel N.V., (Netherlands)	330,346
24,214	Alent plc, (United Kingdom)	142,345
49,000	Asahi Kasei Corp., (Japan)	384,347
4,566	BASF SE, (Germany)	487,347
3,800	Dow Chemical Co. (The)	168,720
5,325	Ecolab, Inc.	555,238
2,487	Koninklijke DSM N.V., (Netherlands)	195,723
4,750	Monsanto Co.	553,613
5,675	Mosaic Co. (The)	268,257
3,845	Syngenta AG, (Switzerland)	1,532,990
15,000	Tosoh Corp., (Japan)	69,888
19,089	Umicore S.A., (Belgium)	891,929

		6,711,347

	Construction Materials — 0.2%
37,400	CRH plc, (Ireland)	949,690
12,110	Holcim Ltd., (Switzerland) (a)	905,400

		1,855,090

	Metals & Mining — 0.5%
4,900	Agnico-Eagle Mines Ltd., (Canada)	129,298
6,200	Allegheny Technologies, Inc.	220,906
552,940	Alumina Ltd., (Australia) (a)	548,967
9,340	Antofagasta plc, (United Kingdom)	128,047
18,428	BHP Billiton Ltd., (Australia)	628,265
8,252	BHP Billiton plc, (United Kingdom)	256,059
9,640	First Quantum Minerals Ltd., (Canada)	173,697
236,290	Norsk Hydro ASA, (Norway)	1,057,050
1,000	Nucor Corp.	53,380
4,300	Reliance Steel & Aluminum Co.	326,112
5,770	Rio Tinto Ltd., (Australia)	353,165
3,300	Rio Tinto plc, (United Kingdom)	186,482
23,063	SSAB AB, (Sweden), Class A	177,171
25,140	ThyssenKrupp AG, (Germany) (a)	613,041

		4,851,640

	Total Materials	13,418,077

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.4%
126,000	Hutchison Telecommunications Hong Kong Holdings Ltd., (Hong Kong)	47,845
9,300	Nippon Telegraph & Telephone Corp., (Japan)	500,902
104,000	Singapore Telecommunications Ltd., (Singapore)	302,444
22,486	Telefonica S.A., (Spain)	367,663
24,910	Telenor ASA, (Norway)	595,190
39,952	Telstra Corp., Ltd., (Australia)	187,519
3,100	Verizon Communications, Inc.	152,334
40,910	Vivendi S.A., (France)	1,079,100
10,799	Ziggo N.V., (Netherlands)	493,817

		3,726,814

	Wireless Telecommunication Services — 0.5%
59,290	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	1,385,608
12,900	SBA Communications Corp., Class A (a)	1,158,936
15,800	SoftBank Corp., (Japan)	1,386,462
30,800	Vodafone Group plc, (United Kingdom), ADR	1,210,748

		5,141,754

	Total Telecommunication Services	8,868,568

	Utilities — 0.2%
	Electric Utilities — 0.1%
24,045	SSE plc, (United Kingdom)	546,404

	Gas Utilities — 0.0% (g)
1,821	Northwest Natural Gas Co.	77,975

	Multi-Utilities — 0.1%
22,675	E.ON SE, (Germany)	419,214
11,515	GDF Suez, (France)	270,826
61,872	National Grid plc, (United Kingdom)	809,237

		1,499,277

	Total Utilities	2,123,656

	Total Common Stocks (Cost $225,641,791)	276,201,590

Exchange Traded Funds — 16.8%
	International Equity — 6.1%
586,500	iShares MSCI EAFE ETF	39,330,690
373,300	Vanguard FTSE Europe ETF	21,950,040

	Total International Equity	61,280,730

	U.S. Equity — 10.7%
235,000	iShares Core S&P Mid Cap ETF	31,452,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
404,700	SPDR S&P 500 ETF Trust	74,735,949

	Total U.S. Equity	106,188,349

	Total Exchange Traded Funds (Cost $156,683,750)	167,469,079

Exchange Traded Note — 1.9%
	U.S. Equity — 1.9%
504,878	iPath Dow Jones-UBS Commodity Index Total Return, (Cost $19,300,003)	18,554,267

Investment Companies — 48.6%
	Alternative Assets — 3.9%
2,104,993	John Hancock Funds II-Absolute Return Currency Fund, Class R6 Shares	19,555,384
2,001,783	Prudential Absolute Return Bond Fund, Class Z	19,717,566

	Total Alternative Assets	39,272,950

	Fixed Income — 11.1%
3,024,901	JPMorgan Core Bond Fund, Class R6 Shares (b)	34,725,861
4,252,101	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	34,697,144
2,485,556	JPMorgan High Yield Fund, Class R6 Shares (b)	19,834,738
1,763,962	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	20,991,150

	Total Fixed Income	110,248,893

	International Equity — 22.2%
1,617,210	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	36,710,658
3,302,380	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	58,881,432
2,594,420	JPMorgan International Value Fund, Class R6 Shares (b)	39,824,351
1,803,454	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	48,206,322
1,498,907	Matthews Pacific Tiger Fund	37,427,715

	Total International Equity	221,050,478

	Money Market — 4.0%
39,518,342	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l)	39,518,342

	U.S. Equity — 7.4%
2,637,578	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	73,377,430

	Total Investment Companies (Cost $453,211,487)	483,468,093

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,777	Volkswagen AG, (Preference Shares), (Germany)	781,500

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
1,897,590	Rolls-Royce Holdings plc, (United Kingdom) (a)	3,142

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
402,229	Telecom Italia S.p.A., (Italy)	315,604

	Total Preferred Stocks (Cost $911,508)	1,100,246

PRINCIPAL AMOUNT($)
Structured Notes — 5.0%
	International Equity — 3.9%
13,500,000	Credit Suisse AG, Return Notes, Linked to the performance of the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 05/09/14 (a)	13,176,000
26,000,000	Goldman Sachs Group, Inc. (The), Offered Notes, Linked to the TOPIX INDEX, 03/24/14 (a)	26,286,642

		39,462,642

	Fixed Income — 1.1%
11,000,000	Societe Generale S.A., Single Commodity Index Return Non-Principal Protected Notes, Series 2013-155, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/14 (a)	10,968,100

	Total Structured Notes (Cost $50,500,000)	50,430,742

	Total Investments — 100.1% (Cost $906,248,539)	997,224,017
	Liabilities in Excess of Other Assets — (0.1)%	(1,249,716)

	NET ASSETS — 100.0%	$995,974,301

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY COUNTRY*
United States	85.8%
United Kingdom	2.5
Japan	1.9
France	1.5
Switzerland	1.3
Germany	1.2
Netherlands	1.0
Others (each less than 1.0%)	4.8

*	Percentages indicated are based on total investments as of December 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the consolidated financial statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$98,561,277	8.3%
Access Growth Fund	111,495,000	11.2

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$538,279,759	$590,456,589
Investments in affiliates, at value	645,532,257	406,767,428

Total investment securities, at value	1,183,812,016	997,224,017
Cash	5,888,896	—
Foreign currency, at value	144,111	157,756
Receivables:
Investment securities sold	205,200	219,163
Fund shares sold	4,666,484	5,485,031
Interest and dividends from non-affiliates	779,532	606,295
Dividends from affiliates	1,373,795	697,320
Tax reclaims	63,953	61,466

Total Assets	1,196,933,987	1,004,451,048

LIABILITIES:
Payables:
Due to custodian	—	2,473,415
Distributions	7,298,597	4,792,129
Investment securities purchased	213,904	245,498
Fund shares redeemed	637,724	111,384
Accrued liabilities:
Investment advisory fees	497,319	439,019
Administration fees	86,352	71,825
Shareholder servicing fees	139,603	136,456
Distribution fees	9,296	13,206
Custodian and accounting fees	68,265	70,797
Trustees’ and Chief Compliance Officer’s fees	7,904	7,957
Other	107,407	115,061

Total Liabilities	9,066,371	8,476,747

Net Assets	$1,187,867,616	$995,974,301

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-capital	$1,075,346,133	$871,717,406
Accumulated undistributed (distributions in excess of) net investment income	(1,675,068)	(1,024,841)
Accumulated net realized gains (losses)	30,807,596	34,303,655
Net unrealized appreciation (depreciation)	83,388,955	90,978,081

Total Net Assets	$1,187,867,616	$995,974,301

Net Assets:
Class A	$3,281,784	$12,504,181
Class C	13,554,252	16,583,917
Institutional Class	766,924,107	495,832,358
Select Class	404,107,473	471,053,845

Total	$1,187,867,616	$995,974,301

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	193,589	692,889
Class C	801,693	925,036
Institutional Class	45,230,897	27,442,699
Select Class	23,817,453	26,065,797

Net Asset Value (a):
Class A — Redemption price per share	$16.95	$18.05
Class C — Offering price per share (b)	16.91	17.93
Institutional Class — Offering and redemption price per share	16.96	18.07
Select Class — Offering and redemption price per share	16.97	18.07
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.75	$18.90

Cost of investments in non-affiliates	$479,854,756	$529,437,052
Cost of investments in affiliates	620,571,018	376,811,487
Cost of foreign currency	144,341	158,000

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,970,660	$4,082,632
Dividend income from affiliates	8,658,576	4,383,429
Interest income from non-affiliates	3,872	1,795
Interest income from affiliates	56	57
Foreign taxes withheld	(33,802)	(37,962)

Total investment income	12,599,362	8,429,951

EXPENSES:
Investment advisory fees	5,921,720	4,838,824
Administration fees	499,929	408,516
Distribution fees:
Class A	4,592	15,427
Class C	64,238	71,218
Shareholder servicing fees:
Class A	4,592	15,427
Class C	21,413	23,739
Institutional Class	142,206	94,819
Select Class	1,075,025	913,414
Custodian and accounting fees	95,227	96,814
Interest expense to affiliates	56	57
Professional fees	104,352	104,155
Trustees’ and Chief Compliance Officer’s fees	11,763	11,300
Printing and mailing costs	11,653	9,518
Registration and filing fees	47,472	48,748
Transfer agent fees	5,827	9,518
Other	12,124	11,048

Total expenses	8,022,189	6,672,542

Less amounts waived	(3,035,677)	(2,380,048)
Less earnings credits	(479)	(334)

Net expenses	4,986,033	4,292,160

Net investment income (loss)	7,613,329	4,137,791

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	26,795,063	37,179,946
Investment in affiliates	21,578,212	25,850,612
Foreign currency transactions	11,415	23,524

Net realized gains (losses)	48,384,690	63,054,082

Distributions of capital gains received from investment company affiliates	7,362,875	5,646,689

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	25,847,713	23,033,303
Investments in affiliates	4,161,681	5,942,682
Foreign currency translations	7,889	8,715

Change in net unrealized appreciation/depreciation	30,017,283	28,984,700

Net realized/unrealized gains (losses)	85,764,848	97,685,471

Change in net assets resulting from operations	$93,378,177	$101,823,262

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,613,329	$13,395,772	$4,137,791	$8,118,047
Net realized gain (loss)	48,384,690	57,613,005	63,054,082	48,563,244
Distributions of capital gains received from investment company affiliates	7,362,875	2,204,420	5,646,689	2,150,941
Change in net unrealized appreciation/depreciation	30,017,283	13,818,545	28,984,700	32,085,589

Change in net assets resulting from operations	93,378,177	87,031,742	101,823,262	90,917,821

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24,534)	(45,584)	(69,136)	(75,759)
From net realized gains	(119,450)	—	(505,631)	—
Class C
From net investment income	(68,405)	(95,691)	(46,481)	(68,751)
From net realized gains	(492,014)	—	(687,721)	—
Institutional Class
From net investment income	(5,484,417)	(1,185,007)	(2,865,183)	(558,823)
From net realized gains	(28,215,371)	—	(20,429,511)	—
Select Class
From net investment income	(5,146,750)	(12,200,567)	(3,698,667)	(6,807,447)
From net realized gains	(14,396,446)	—	(18,682,279)	—

Total distributions to shareholders	(53,947,387)	(13,526,849)	(46,984,609)	(7,510,780)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	29,697,834	(30,223,227)	46,355,942	(9,992,876)

NET ASSETS:
Change in net assets	69,128,624	43,281,666	101,194,595	73,414,165
Beginning of period	1,118,738,992	1,075,457,326	894,779,706	821,365,541

End of period	$1,187,867,616	$1,118,738,992	$995,974,301	$894,779,706

Accumulated undistributed (distributions in excess of) net investment income	$(1,675,068)	$1,435,709	$(1,024,841)	$1,516,835

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$163,207	$446,734	$1,490,478	$109,509
Distributions reinvested	143,984	45,584	574,767	75,357
Cost of shares redeemed	(1,207,222)	(2,708,973)	(1,807,765)	(2,405,580)

Change in net assets resulting from Class A capital transactions	$(900,031)	$(2,216,655)	$257,480	$(2,220,714)

Class C
Proceeds from shares issued	$244,963	$1,346,332	$505,587	$916,182
Distributions reinvested	560,419	95,691	734,202	68,751
Cost of shares redeemed	(6,707,602)	(5,792,698)	(6,184,284)	(11,826,693)

Change in net assets resulting from Class C capital transactions	$(5,902,220)	$(4,350,675)	$(4,944,495)	$(10,841,760)

Institutional Class
Proceeds from shares issued	$685,481,360	$96,544,360	$426,608,372	$65,120,739
Distributions reinvested	4,394	1,136	3,278	628
Cost of shares redeemed	(29,010,634)	(25,570,122)	(14,010,355)	(10,472,016)

Change in net assets resulting from Institutional Class capital transactions	$656,475,120	$70,975,374	$412,601,295	$54,649,351

Select Class
Proceeds from shares issued	$90,794,612	$132,753,777	$108,252,113	$136,202,862
Distributions reinvested	146,897	34,619	519,186	61,810
Cost of shares redeemed	(710,916,544)	(227,419,667)	(470,329,637)	(187,844,425)

Change in net assets resulting from Select Class capital transactions	$(619,975,035)	$(94,631,271)	$(361,558,338)	$(51,579,753)

Total change in net assets resulting from capital transactions	$29,697,834	$(30,223,227)	$46,355,942	$(9,992,876)

SHARE TRANSACTIONS:
Class A
Issued	9,469	27,738	83,348	6,481
Reinvested	8,560	2,829	32,320	4,578
Redeemed	(70,638)	(169,509)	(98,816)	(147,699)

Change in Class A Shares	(52,609)	(138,942)	16,852	(136,640)

Class C
Issued	14,549	82,614	28,153	56,092
Reinvested	33,467	5,972	41,645	4,210
Redeemed	(390,665)	(362,807)	(347,743)	(736,337)

Change in Class C Shares	(342,649)	(274,221)	(277,945)	(676,035)

Institutional Class
Issued	39,375,900	5,897,127	23,047,451	3,835,841
Reinvested	261	70	184	38
Redeemed	(1,688,309)	(1,565,345)	(781,432)	(606,673)

Change in Institutional Class Shares	37,687,852	4,331,852	22,266,203	3,229,206

Select Class
Issued	5,337,878	8,110,895	6,015,833	8,086,180
Reinvested	8,723	2,140	29,146	3,737
Redeemed	(40,906,522)	(14,077,196)	(25,513,342)	(11,333,591)

Change in Select Class Shares	(35,559,921)	(5,964,161)	(19,468,363)	(3,243,674)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	33

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.37	$0.08	(h)	$1.27	$1.35	$(0.13)	$(0.64)	$(0.77)	$—
Year Ended June 30, 2013	15.28	0.15	(h)	1.10	1.25	(0.16)	—	(0.16)	—
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.51)	(0.40)	(0.11)	—	(0.11)	—	(i)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.33	0.03	(h)	1.27	1.30	(0.08)	(0.64)	(0.72)	—
Year Ended June 30, 2013	15.24	0.07	(h)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05)	(1.02)	(0.02)	—	(0.02)	—	(i)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.38	0.23	(h)	1.16	1.39	(0.17)	(0.64)	(0.81)	—
Year Ended June 30, 2013	15.29	0.24	(h)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.49)	(0.35)	(0.15)	—	(0.15)	—	(i)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.38	0.08	(h)	1.29	1.37	(0.14)	(0.64)	(0.78)	—
Year Ended June 30, 2013	15.29	0.20	(h)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.51)	(0.37)	(0.13)	—	(0.13)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$16.95	8.27%	$3,281,784	1.13%	0.92%	1.65%	60%
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112
14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

16.91	8.00	13,554,252	1.63	0.36	2.15	60
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112
14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

16.96	8.52	766,924,107	0.73	2.66	1.25	60
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112
14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

16.97	8.43	404,107,473	0.88	0.88	1.40	60
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112
14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	35

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$17.00	$0.05	(h)(i)	$1.86	$1.91	$(0.10)	$(0.76)	$(0.86)	$—
Year Ended June 30, 2013	15.36	0.11	(h)	1.64	1.75	(0.11)	—	(0.11)	—
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.06	(h)	(0.54)	(0.48)	(0.09)	—	(0.09)	—	(j)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.89	—	(h)(i)(j)	1.85	1.85	(0.05)	(0.76)	(0.81)	—
Year Ended June 30, 2013	15.29	0.03	(h)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)	—	(j)
January 4, 2010 (l) through June 30, 2010	15.69	—	(h)(j)	(1.27)	(1.27)	(0.01)	—	(0.01)	—	(j)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	17.02	0.21	(h)(i)	1.74	1.95	(0.14)	(0.76)	(0.90)	—
Year Ended June 30, 2013	15.38	0.21	(h)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.09	(h)	(0.53)	(0.44)	(0.12)	—	(0.12)	—	(j)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	17.02	0.05	(h)(i)	1.88	1.93	(0.12)	(0.76)	(0.88)	—
Year Ended June 30, 2013	15.38	0.16	(h)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.11	(h)	(0.57)	(0.46)	(0.10)	—	(0.10)	—	(j)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.00), $0.21 and $0.05 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.58%, (0.03) %, 2.25% and 0.53% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$18.05	11.35%	$12,504,181	1.16%	0.59	%(i)	1.66%	72%
17.00	11.39	11,492,665	1.37	0.69		1.64	85
15.36	(5.94)	12,486,295	1.36	0.92		1.64	82
17.14	19.69	16,385,606	1.36	0.75		1.66	108
14.43	(3.27)	8,538,523	1.31	0.55		1.69	88

17.93	11.06	16,583,917	1.67	(0.02	)(i)	2.16	72
16.89	10.80	20,318,160	1.88	0.16		2.14	85
15.29	(6.33)	28,728,184	1.86	0.43		2.14	82
17.09	19.09	36,338,504	1.86	0.23		2.16	108
14.41	(8.12)	19,365,449	1.80	0.02		2.18	88

18.07	11.56	495,832,358	0.77	2.26	(i)	1.27	72
17.02	11.83	88,098,695	0.93	1.25		1.24	85
15.38	(5.53)	29,951,431	0.95	1.37		1.24	82
17.16	20.20	41,466,055	0.97	1.11		1.25	108
14.44	(2.99)	9,568,910	0.89	0.80		1.30	88

18.07	11.44	471,053,845	0.91	0.54	(i)	1.41	72
17.02	11.66	774,870,186	1.12	0.96		1.39	85
15.38	(5.68)	750,199,631	1.10	1.20		1.39	82
17.16	20.02	881,554,549	1.11	0.98		1.41	108
14.44	(3.09)	568,419,048	1.03	0.93		1.45	88

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Investment objective of the Access Balanced Fund is to seek total return.

The Investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publically offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Fund

JPM Access Balanced Fund Ltd. and JPM Access Growth Fund Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of December 31, 2013, net assets of the Access Balanced Fund were $1,187,867,616 of which $35,924,458, or approximately 3.0%, represented its Subsidiary’s net assets. As of December 31, 2013, net assets of the Access Growth Fund were $995,974,301 of which $29,795,904, or approximately 3.0%, represented its Subsidiary’s net assets. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

See Note 2.C. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$30,192,297	$13,200,671	$8,832	$43,401,800
Consumer Staples	6,543,795	15,764,900	—	22,308,695
Energy	22,399,186	3,183,674	—	25,582,860
Financials	18,023,083	17,521,362	—	35,544,445
Health Care	19,188,499	10,300,518	—	29,489,017
Industrials	28,972,341	11,082,806	—	40,055,147
Information Technology	20,994,270	6,656,383	—	27,650,653
Materials	2,794,137	8,865,341	—	11,659,478
Telecommunication Services	3,503,643	4,401,064	—	7,904,707
Utilities	67,356	1,795,712	—	1,863,068

Total Common Stocks	152,678,607	92,772,431	8,832	245,459,870

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock
Consumer Discretionary	$—	$690,039	$—	$690,039
Industrials	—	2,774	—	2,774
Telecommunication Services	—	278,657	—	278,657

Total Preferred Stocks	—	971,470	—	971,470

Exchange Traded Funds	142,401,514	—	—	142,401,514
Exchange Traded Note	22,676,110	—	—	22,676,110
Investment Companies	724,667,984	—	—	724,667,984
Structured Notes	—	47,635,068	—	47,635,068

Total Investments in Securities	$1,042,424,215	$141,378,969	$8,832	$1,183,812,016

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$33,751,528	$14,883,898	$8,974	$48,644,400
Consumer Staples	7,265,294	17,750,592	—	25,015,886
Energy	25,432,537	3,625,838	—	29,058,375
Financials	20,374,622	19,718,871	—	40,093,493
Health Care	21,478,616	11,604,735	—	33,083,351
Industrials	32,501,070	12,649,528	—	45,150,598
Information Technology	23,256,061	7,489,125	—	30,745,186
Materials	3,170,188	10,247,889	—	13,418,077
Telecommunication Services	3,907,626	4,960,942	—	8,868,568
Utilities	77,975	2,045,681	—	2,123,656

Total Common Stocks	171,215,517	104,977,099	8,974	276,201,590

Preferred Stocks
Consumer Discretionary	—	781,500	—	781,500
Industrials	—	3,142	—	3,142
Telecommunication Services	—	315,604	—	315,604

Total Preferred Stocks	—	1,100,246	—	1,100,246

Exchange Traded Funds	167,469,079	—	—	167,469,079
Exchange Traded Note	18,554,267	—	—	18,554,267
Investment Companies	483,468,093	—	—	483,468,093
Structured Notes	—	50,430,742	—	50,430,742

Total Investments in Securities	$840,706,956	$156,508,087	$8,974	$997,224,017

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). IIIiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Security Act.

The following is the value and percentage of net assets of illiquid securities as of December, 31, 2013:

	Value	Percentage
Access Balanced Fund	$8,832	0.0	%(a)
Access Growth Fund	8,974	0.0	(a)

(a)	Amount rounds to less than 0.1%.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

C. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

D. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by the Adviser or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized capital gains, if any, by the affiliated Underlying Funds:

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$96,275,850	$11,000,000	$—	$575,368	$1,592,023	9,185,312	$105,447,386
JPMorgan Core Plus Bond Fund, Class R6 Shares	90,506,636	9,000,000	—	669,288	2,074,563	12,061,410	98,421,109
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,640,322	18,300,000	6,700,000	(351,228)	246,199	1,402,362	31,833,628
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	24,902,338	20,600,000	—	296,263	531,436	2,880,253	51,354,913
JPMorgan High Yield Fund, Class R6 Shares	33,895,099	48,700,000	—	2,158,821	2,035,686	10,204,301	81,430,321
JPMorgan International Value Fund, Class R6 Shares	18,401,738	11,900,000	—	—	727,940	2,241,124	34,401,259
JPMorgan Intrepid European Fund, Institutional Class Shares	—	37,300,000	—	—	141,764	1,559,384	41,682,336
JPMorgan Large Cap Growth Fund, Class R6 Shares	40,317,601	—	46,773,823	12,384,732	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	33,175,643	—	33,344,889	339,744	63,559	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	92,621,565	374,108,891	402,713,976	943	13,022	64,016,480	64,016,480
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	50,273,522	20,700,000	—	—	846,239	5,982,594	71,192,864
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	32,447,093	29,400,000	—	3,662,187	386,145	2,363,478	65,751,961
JPMorgan Value Advantage Fund, Institutional Class Shares	41,463,718	—	45,604,969	9,204,969	—	—	—

	$573,921,125			$28,941,087	$8,658,576		$645,532,257

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$35,544,812	$1,000,000	$1,200,000	$141,008	$547,214.00	3,024,901	$34,725,861
JPMorgan Core Plus Bond Fund, Class R6 Shares	31,410,963	3,700,000	—	235,950	731,361	4,252,101	34,697,144
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,791,177	23,500,000	10,200,000	(516,195)	283,917	1,617,210	36,710,658
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	27,071,119	25,200,000	—	339,683	609,322	3,302,380	58,881,432
JPMorgan High Yield Fund, Class R6 Shares	6,185,486	13,900,000	—	525,845	495,941	2,485,556	19,834,738
JPMorgan International Value Fund, Class R6 Shares	21,563,775	13,500,000	—	—	842,694	2,594,420	39,824,351
JPMorgan Intrepid European Fund, Institutional Class Shares	—	43,200,000	—	—	163,952	1,803,454	48,206,322
JPMorgan Large Cap Growth Fund, Class R6 Shares	44,835,869	—	52,443,735	12,946,689	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	5,790,866	—	5,848,544	80,740	24,225	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	30,683,178	409,768,557	400,933,393	452	7,795	39,518,342	39,518,342
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	12,627,583	8,300,000	—	—	246,080	1,763,962	20,991,150
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	35,779,463	33,500,000	—	3,953,916	430,928	2,637,578	73,377,430
JPMorgan Value Advantage Fund, Institutional Class Shares	45,520,906	—	49,773,948	13,789,213	—	—	—

	$319,805,197			$31,497,301	$4,383,429		$406,767,428

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOPs.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser, an indirect, wholly-owned subsidiary of JPMorgan & Co. (“JPMorgan”), is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average daily net assets. Effective March 1, 2013, the Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by up to 0.25% through November 1, 2014.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the subsidiaries is accrued daily and paid monthly at an annual rate of 1.00% of each subsidiary’s respective average net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board of Trustees.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Manning and Napier Advisors, LLC (“Manning & Napier”), Tamro Capital Partners, LLC (“TAMRO”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Prior to August 5, 2013 Osterweis Capital Management, LLC (“Osterweis”) and Fiduciary Management (“FMI”) were sub-advisers for the Funds. On August 5, 2013, the Adviser terminated its investment sub-advisory agreements with Osterweis and FMI. Prior to August 25, 2013, Shenkman Capital Management, Inc. (“Shenkman”) was a sub-adviser for the Funds. On August 25, 2013, the Adviser terminated its investment sub-advisory agreement with Shenkman. Effective August 20, 2013 T. Rowe Price became a sub-adviser for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board of Trustees. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2013, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	83.8%	78.2%
Capital Guardian	4.5	6.0
Manning & Napier	4.2	5.8
TAMRO	1.0	1.3
TimesSquare	2.4	3.1
T. Rowe Price	4.1	5.6

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waiver and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$219
Access Growth Fund	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOPs.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the CSOPs.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOPs.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

The Underlying Funds may impose separate investment advisory and a shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor may waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These waivers are included in the voluntary waiver amounts below.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory
Access Balanced Fund	$1,455,348
Access Growth Fund	1,188,925

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$1,511,429	$67,428	$1,578,857
Access Growth Fund	1,148,275	41,772	1,190,047

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows:

Access Balanced Fund	$1,472
Access Growth Fund	1,076

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Access Balanced Fund and Access Growth Fund incurred $392 and $423 respectively in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$625,229,884	$673,347,100
Access Growth Fund	627,368,651	671,656,213

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,100,425,774	$96,976,987	$13,590,745	$83,386,242
Access Growth Fund	906,248,539	99,616,506	8,641,028	90,975,478

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had no pre- or post-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOPs.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets.

By investing in the Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiaries investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging market securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013 and continued to hold your shares at the end of the reporting period, December 31, 2013

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,082.70	$5.93	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,080.00	8.55	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Institutional Class
Actual	1,000.00	1,085.20	3.84	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Select Class
Actual	1,000.00	1,084.30	4.62	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88

Access Growth Fund
Class A
Actual	1,000.00	1,113.50	6.18	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16
Class C
Actual	1,000.00	1,110.60	8.88	1.67
Hypothetical	1,000.00	1,016.79	8.49	1.67
Institutional Class
Actual	1,000.00	1,115.60	4.11	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Select Class
Actual	1,000.00	1,114.40	4.85	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements with J.P. Morgan Investment Management Inc. and the sub-advisory agreements with J.P. Morgan Private Investments Inc., Capital Guardian Trust Company, Manning & Napier Advisors, Inc., TAMRO Capital Partners LLC and TimesSquare Capital Management, LLC for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory and sub-advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the

Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser and sub-advisers from each Fund under the applicable Advisory Agreements was fair and reasonable and that the continuance of the investment advisory and sub-advisory contracts was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’, risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and certain of the sub-advisers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser and certain sub-advisers, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2013

return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the Access Balanced Fund’s performance was in the fifth quintile for Class A shares for both the one- and three-year periods ended December 31, 2012, and in the fourth and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance was in the fourth and fifth quintiles for Class A shares and in the third and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also noted that the Advisor agreed to decrease each Fund’s advisory fee effective March 1, 2013. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund, as well as the decrease in advisory fee that went into effect on March 1, 2013, and, in light of this information, concluded that the advisory and sub-advisory fees were reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund, as well as the decrease in advisory fee that went into effect on March 1, 2013, and, in light of this information, concluded that the advisory and sub-advisory fees were reasonable.

DECEMBER 31, 2013	JPMORGAN ACCESS FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-ACCESS-1213

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2013 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 31, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty, and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December. The Russell 1000 Index returned 16.86% for the six months ended December 31, 2013, while the Russell 3000 Index returned 17.09%.

U.S. large cap growth stocks outperformed U.S. large cap value stocks, as the Russell 1000 Growth Index returned 19.39%, compared with the 14.34% return for the Russell 1000 Value Index. U.S. mid cap stocks slightly underperformed U.S. large cap stocks with a 16.73% return in the Russell Midcap Index.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.88%
Russell 3000 Index	17.09%

Net Assets as of 12/31/2013 (In Thousands)	$14,978

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer staples sectors was a leading contributor to relative performance. The Fund’s stock selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ameriprise Financial Inc., Tyson Foods Inc. and Gilead Sciences Inc. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market, strength in the company’s per-share earnings and better-than-expected asset net outflows. Tyson Foods, a processor and marketer of chicken, beef and pork, benefited from lower commodity costs and continued expansion into fast growing markets abroad. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Gap Inc. and Aecom Technology Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Gap, a clothing retailer, fell on worries about pressure on merchandise margins. Shares of Aecom, a provider of professional technical and management support services, struggled on weaker-than-expected earnings and a decline in revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.8%
2.	Chevron Corp.	2.7
3.	Microsoft Corp.	2.7
4.	Exxon Mobil Corp.	2.2
5.	Home Depot, Inc. (The)	2.1
6.	Wells Fargo & Co.	2.1
7.	Pfizer, Inc.	2.0
8.	Gilead Sciences, Inc.	1.8
9.	Northrop Grumman Corp.	1.8
10.	ConocoPhillips	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Information Technology	16.6
Consumer Discretionary	16.5
Health Care	13.9
Industrials	11.1
Energy	9.1
Consumer Staples	6.5
Materials	2.7
Utilities	2.1
Telecommunication Services	2.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		17.71%	35.11%	19.11%	7.31%
With Sales Charge**		11.51	28.03	17.84	6.73
CLASS C SHARES	2/19/05
Without CDSC		17.39	34.45	18.52	6.83
With CDSC***		16.39	33.45	18.52	6.83
SELECT CLASS SHARES	2/28/03	17.88	35.47	19.42	7.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.00%
Russell 1000 Index	16.86%

Net Assets as of 12/31/2013 (In Thousands)	$2,653,743

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer staples and industrials sectors was the leading contributor to relative performance, while stock selection in the information technology and consumer discretionary sectors was the leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s positions in Yahoo Inc., NuSkin Enterprises Inc. and Ingersoll-Rand PLC. Shares of Yahoo, an Internet search and content provider, gained from investor confidence in its strategic direction under Chief Executive Marissa Mayer, as well as from its acquisition of social networking site Tumblr and its 24% stake in Chinese e-commerce company Alibaba. Shares of Nu Skin, a maker of nutritional supplements, rose on an improved sales outlook for its anti-aging products in China. Shares of Ingersoll-Rand, a maker of heating, ventilation and air conditioning systems and security systems, rose on improvements to the commercial and residential construction segments of the economy.

Individual detractors from relative performance included Apple Inc., Vertex Pharmaceuticals Inc. and Anadarko Petroleum Corp. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period, but the Fund had no position in the stock, which detracted from relative performance. Shares of Vertex, a drug maker focused on small molecule compounds, sank after the company posted a loss for the third quarter of 2013 and cut its revenue forecast. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Pfizer, Inc.	2.6
3.	Chevron Corp.	2.5
4.	Wells Fargo & Co.	2.2
5.	Boeing Co. (The)	2.1
6.	Oracle Corp.	1.9
7.	Visa, Inc., Class A	1.9
8.	Amgen, Inc.	1.8
9.	Hewlett-Packard Co.	1.8
10.	Viacom, Inc., Class B	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Financials	14.1
Health Care	13.2
Consumer Discretionary	12.9
Industrials	11.7
Energy	9.6
Consumer Staples	9.2
Materials	4.1
Utilities	2.7
Telecommunication Services	2.1
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		16.87%	34.19%	18.10%	7.48%
With Sales Charge**		10.73	27.13	16.83	6.90
CLASS C SHARES	2/19/05
Without CDSC		16.58	33.54	17.52	7.00
With CDSC***		15.58	32.54	17.52	7.00
CLASS R2 SHARES	11/3/08	16.73	33.88	17.81	7.34
CLASS R5 SHARES	5/15/06	17.14	34.79	18.63	7.88
SELECT CLASS SHARES	2/28/03	17.00	34.54	18.39	7.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.06%
Russell 1000 Growth Index	19.39%

Net Assets as of 12/31/2013 (In Thousands)	$807,927

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the information technology sector and the energy sector was the leading detractor from relative performance, while stock selection in the industrials and consumer staples sectors was the main contributor to relative performance.

Leading individual detractors from relative performance included Apple Inc., Facebook Inc. and Vertex Pharmaceuticals Inc. Shares of Apple, a maker of personal computers, mobile devices and software, made a positive contribution to the Fund’s absolute performance, but the Fund’s underweight position in the stock detracted from relative performance. Shares of Facebook, a social media technology company, rose during the reporting period and the Fund’s lack of a position in the stock hurt relative performance. Shares of Vertex, a drug maker focused on small molecule compounds, sank after the company posted a loss for the third quarter of 2013 and cut its revenue forecast.

Leading individual contributors to relative performance included Fund positions in Yahoo Inc. and Gilead Sciences Inc. and its underweight position in IBM Corp. Shares of Yahoo, an Internet search and content provider, gained from investor confidence in its strategic direction under Chief Executive Marissa Mayer, as well as from its acquisition of social networking site Tumblr and its 24% stake in Chinese e-commerce company Alibaba. Shares of Gilead Sciences, a biotechnology company, rose on U.S. Food and Drug Administration approval for its drug for hepatitis C. Shares of IBM were among the worst performers during the period and the Fund’s underweight position relative to the Benchmark helped performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.6%
2.	Oracle Corp.	2.9
3.	Home Depot, Inc. (The)	2.7
4.	Boeing Co. (The)	2.6
5.	Gilead Sciences, Inc.	2.4
6.	Visa, Inc., Class A	2.3
7.	Amgen, Inc.	2.2
8.	priceline.com, Inc.	2.0
9.	Google, Inc., Class A	2.0
10.	Viacom, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.0%
Consumer Discretionary	17.6
Health Care	12.3
Industrials	12.2
Consumer Staples	11.4
Financials	4.7
Energy	4.7
Materials	4.1
Telecommunication Services	1.6
Utilities	0.4
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		18.88%	33.93%	19.30%	7.84%
With Sales Charge**		12.63	26.92	18.02	7.25
CLASS C SHARES	2/19/05
Without CDSC		18.58	33.27	18.70	7.35
With CDSC***		17.58	32.27	18.70	7.35
CLASS R2 SHARES	11/3/08	18.75	33.63	18.99	7.70
CLASS R5 SHARES	5/15/06	19.14	34.50	19.83	8.23
SELECT CLASS SHARES	2/28/03	19.06	34.30	19.61	8.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005 . During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.40%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$597,806

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the energy sector and the consumer cyclicals sector was the leading contributor to relative performance. The Fund’s stock selection in the pharmaceutical sector and the retail sector was the primary detractor.

Leading individual contributors to relative performance included Towers Watson & Co., Huntington Ingalls Industries Inc. and Manpower Inc. Shares of Towers Watson, a provider of executive recruiting and benefits management, rose on improved earnings and revenue growth through acquisitions. Shares of Huntington Ingalls, a manufacturer of warships and submarines, surpassed earnings expectations on the back of strength at its Ingalls Shipbuilding and Newport New Shipbuilding operations. Shares of Manpower, a temporary staffing company, rose on strong earnings as staffing demands from U.S. employers reached a four-year high.

Leading individual detractors from relative performance included PulteGroup Inc., Aecom Technology Corp. and Gap Inc. Shares of Pulte, a homebuilder, retreated on expectations that rising mortgage rates will hurt home sales. Shares of Aecom, a provider of professional technical and management support services, fell on weaker-than-expected earnings and a decline in revenue. Shares of Gap, a clothing retailer, fell on worries about pressure on merchandise margins.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Macy’s, Inc.	2.3%
2.	Bunge Ltd.	2.2
3.	Towers Watson & Co., Class A	2.1
4.	Western Digital Corp.	2.0
5.	Best Buy Co., Inc.	2.0
6.	Discover Financial Services	1.6
7.	AmerisourceBergen Corp.	1.6
8.	AECOM Technology Corp.	1.5
9.	Lorillard, Inc.	1.5
10.	CA, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Industrials	17.0
Information Technology	16.7
Consumer Discretionary	11.5
Health Care	11.1
Consumer Staples	6.7
Energy	6.2
Utilities	5.2
Materials	4.7
Telecommunication Services	1.7
U.S. Treasury Obligation	0.1
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		19.27%	40.02%	20.77%	9.28%
With Sales Charge**		13.02	32.67	19.48	8.69
CLASS B SHARES	9/23/96
Without CDSC		18.88	39.18	19.99	8.71
With CDSC***		13.88	34.18	19.79	8.71
CLASS C SHARES	3/22/99
Without CDSC		18.86	39.17	19.99	8.58
With CDSC****		17.86	38.17	19.99	8.58
SELECT CLASS SHARES	6/1/91	19.40	40.34	21.09	9.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.88%
Russell 1000 Value Index	14.34%

Net Assets as of 12/31/2013 (In Thousands)	$1,376,182

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer staples sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer discretionary and materials sectors was the main detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s position in Nu Skin Enterprises Inc., and its overweight positions in Ingersoll-Rand PLC and Ameriprise Financial Inc. Shares of Nu Skin, a maker of nutritional supplements, rose on an improved sales outlook for its anti-aging products in China. Shares of Ingersoll-Rand, a maker of heating, ventilation and air conditioning systems and security systems, rose on improvements to the commercial and residential construction segments of the economy. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market, strength in the company’s per-share earnings and better-than-expected asset net outflows.

Leading individual detractors from relative performance included the Fund’s positions in Apple, Inc., General Electric Co. and Ventas Inc. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period, but the Fund did not have a position in the stock, which detracted from relative performance. Shares of General Electric, a technology and financial services company, made a positive contribution to the Fund’s absolute performance but the Fund’s underweight position in the stock detracted from relative performance. Shares of Ventas, a real estate investment trust that primarily operates in the health care sector, underperformed, as did the broader REIT sector on worries about rising interest rates.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.3%
2.	Pfizer, Inc.	3.5
3.	Wells Fargo & Co.	3.3
4.	Chevron Corp.	2.9
5.	Citigroup, Inc.	2.7
6.	Bank of America Corp.	2.4
7.	ConocoPhillips	2.2
8.	Hewlett-Packard Co.	2.0
9.	Phillips 66	2.0
10.	AT&T, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Energy	14.4
Health Care	13.2
Industrials	9.9
Information Technology	8.9
Consumer Discretionary	6.8
Consumer Staples	5.8
Utilities	5.2
Materials	3.4
Telecommunication Services	2.2
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		16.83%	35.22%	17.21%	8.28%
With Sales Charge**		10.69	28.14	15.96	7.70
CLASS C SHARES	2/19/05
Without CDSC		16.52	34.53	16.62	7.80
With CDSC***		15.52	33.53	16.62	7.80
CLASS R2 SHARES	11/3/08	16.66	34.83	16.91	8.14
CLASS R5 SHARES	5/15/06	17.02	35.68	17.66	8.65
CLASS R6 SHARES	11/30/10	17.05	35.74	17.69	8.66
SELECT CLASS SHARES	2/28/03	16.88	35.42	17.42	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index, and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.7%
		Consumer Discretionary — 15.4%
		Auto Components — 0.8%
2		Delphi Automotive plc, (United Kingdom)	122

		Automobiles — 2.3%
8		Ford Motor Co.	121
5		General Motors Co. (a)	218

			339

		Hotels, Restaurants & Leisure — 1.1%
2		Six Flags Entertainment Corp.	85
—	(h)	Wynn Resorts Ltd.	87

			172

		Household Durables — 1.0%
7		PulteGroup, Inc.	145

		Internet & Catalog Retail — 1.1%
2		TripAdvisor, Inc. (a)	161

		Media — 4.3%
4		Comcast Corp., Class A	220
3		Time Warner, Inc.	213
2		Viacom, Inc., Class B	207

			640

		Multiline Retail — 0.4%
1		Kohl’s Corp.	70

		Specialty Retail — 4.4%
6		Best Buy Co., Inc.	235
4		Home Depot, Inc. (The)	301
1		Lowe’s Cos., Inc.	58
4		Staples, Inc.	70

			664

		Total Consumer Discretionary	2,313

		Consumer Staples — 6.1%
		Beverages — 1.0%
1		Constellation Brands, Inc., Class A (a)	89
1		Molson Coors Brewing Co., Class B	62

			151

		Food & Staples Retailing — 0.7%
2		Walgreen Co.	111

		Food Products — 3.4%
2		Ingredion, Inc.	131
3		Mead Johnson Nutrition Co.	216
5		Tyson Foods, Inc., Class A	159

			506

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 0.5%
1		Energizer Holdings, Inc.	73

		Personal Products — 0.5%
1		Herbalife Ltd., (Cayman Islands)	67

		Total Consumer Staples	908

		Energy — 8.5%
		Oil, Gas & Consumable Fuels — 8.5%
1		Anadarko Petroleum Corp.	67
3		Chevron Corp.	375
4		ConocoPhillips	247
3		Exxon Mobil Corp.	301
2		Marathon Oil Corp.	70
1		Occidental Petroleum Corp.	117
1		Phillips 66	95

		Total Energy	1,272

		Financials — 16.4%
		Capital Markets — 2.7%
2		Ameriprise Financial, Inc.	224
—	(h)	Goldman Sachs Group, Inc. (The)	67
4		Morgan Stanley	110

			401

		Commercial Banks — 3.4%
5		Fifth Third Bancorp	112
8		KeyCorp	103
7		Wells Fargo & Co.	297

			512

		Consumer Finance — 2.5%
2		Capital One Financial Corp.	165
3		Discover Financial Services	159
1		Nelnet, Inc., Class A	55

			379

		Diversified Financial Services — 2.8%
12		Bank of America Corp.	190
4		Citigroup, Inc.	230

			420

		Insurance — 3.3%
2		American International Group, Inc.	83
4		CNO Financial Group, Inc.	71
4		Hartford Financial Services Group, Inc.	146
2		Prudential Financial, Inc.	187

			487

		Real Estate Investment Trusts (REITs) — 0.9%
6		RLJ Lodging Trust	139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.8%
2	Ocwen Financial Corp. (a)	123

	Total Financials	2,461

	Health Care — 13.0%
	Biotechnology — 3.9%
1	Amgen, Inc.	131
3	Gilead Sciences, Inc. (a)	258
2	Quintiles Transnational Holdings, Inc. (a)	81
1	Vertex Pharmaceuticals, Inc. (a)	106

		576

	Health Care Equipment & Supplies — 3.7%
2	Abbott Laboratories	66
8	Boston Scientific Corp. (a)	97
2	CareFusion Corp. (a)	93
1	Covidien plc, (Ireland)	78
2	Medtronic, Inc.	99
2	Stryker Corp.	126

		559

	Health Care Providers & Services — 3.5%
1	AmerisourceBergen Corp.	72
3	Cigna Corp.	232
1	McKesson Corp.	152
1	WellPoint, Inc.	69

		525

	Pharmaceuticals — 1.9%
9	Pfizer, Inc.	284

	Total Health Care	1,944

	Industrials — 10.4%
	Aerospace & Defense — 2.9%
1	Boeing Co. (The)	126
1	Honeywell International, Inc.	53
2	Northrop Grumman Corp.	249

		428

	Airlines — 1.1%
3	Delta Air Lines, Inc.	71
4	Southwest Airlines Co.	68
1	United Continental Holdings, Inc. (a)	33

		172

	Building Products — 0.2%
1	Allegion plc, (Ireland) (a)	31

	Construction & Engineering — 2.3%
3	AECOM Technology Corp. (a)	95
2	Chicago Bridge & Iron Co. N.V., (Netherlands)	194

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — Continued
1		Fluor Corp.	62

			351

		Machinery — 3.2%
1		Crane Co.	67
2		Ingersoll-Rand plc, (Ireland)	131
1		Parker Hannifin Corp.	154
3		Terex Corp.	123

			475

		Professional Services — 0.7%
1		Towers Watson & Co., Class A	99

		Total Industrials	1,556

		Information Technology — 15.5%
		Communications Equipment — 2.8%
10		Cisco Systems, Inc.	226
1		Harris Corp.	51
2		QUALCOMM, Inc.	139

			416

		Computers & Peripherals — 4.6%
1		Apple, Inc.	387
8		Hewlett-Packard Co.	217
1		SanDisk Corp.	78

			682

		Internet Software & Services — 1.6%
—	(h)	Google, Inc., Class A (a)	126
3		Yahoo!, Inc. (a)	108

			234

		IT Services — 0.1%
1		CSG Systems International, Inc.	21

		Semiconductors & Semiconductor Equipment — 1.9%
2		Broadcom Corp., Class A	68
1		Freescale Semiconductor Ltd. (a)	19
2		KLA-Tencor Corp.	131
1		Lam Research Corp. (a)	73

			291

		Software — 4.5%
10		Microsoft Corp.	374
3		Oracle Corp.	118
4		Rovi Corp. (a)	75
5		Symantec Corp.	111

			678

		Total Information Technology	2,322

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 2.5%
	Chemicals — 1.4%
2	Axiall Corp.	115
2	E.I. du Pont de Nemours & Co.	104

		219

	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	85

	Paper & Forest Products — 0.5%
4	Louisiana-Pacific Corp. (a)	78

	Total Materials	382

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
4	AT&T, Inc.	133
5	CenturyLink, Inc.	150

	Total Telecommunication Services	283

	Utilities — 2.0%
	Electric Utilities — 0.3%
1	Pinnacle West Capital Corp.	45

	Gas Utilities — 0.7%
3	UGI Corp.	104

	Independent Power Producers & Energy Traders — 0.7%
7	AES Corp.	101

	Water Utilities — 0.3%
1	American Water Works Co., Inc.	49

	Total Utilities	299

	Total Common Stocks (Cost $9,952)	13,740

Short-Term Investment — 1.9%
	Investment Company — 1.9%
278	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $278)	278

	Total Investments — 93.6% (Cost $10,230)	14,018
	Other Assets in Excess of Liabilities — 6.4%	960

	NET ASSETS — 100.0%	$14,978

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 12.9%
	Automobiles — 0.8%
1,381	Ford Motor Co.	21,306

	Diversified Consumer Services — 0.8%
385	H&R Block, Inc.	11,169
517	Service Corp. International	9,377

		20,546

	Hotels, Restaurants & Leisure — 1.0%
214	Dunkin’ Brands Group, Inc.	10,315
515	MGM Resorts International (a)	12,110
41	Wyndham Worldwide Corp.	3,007

		25,432

	Household Durables — 1.3%
211	Jarden Corp. (a)	12,942
452	PulteGroup, Inc.	9,205
75	Whirlpool Corp.	11,686

		33,833

	Media — 3.7%
290	Comcast Corp., Class A	15,070
16	Graham Holdings Co., Class B (a)	10,414
159	Time Warner Cable, Inc.	21,544
66	Time Warner, Inc.	4,629
540	Viacom, Inc., Class B	47,199

		98,856

	Multiline Retail — 1.0%
515	Macy’s, Inc.	27,490

	Specialty Retail — 3.9%
579	Best Buy Co., Inc.	23,086
210	GameStop Corp., Class A	10,340
528	Home Depot, Inc. (The)	43,443
370	Lowe’s Cos., Inc.	18,319
575	Staples, Inc.	9,130

		104,318

	Textiles, Apparel & Luxury Goods — 0.4%
148	Hanesbrands, Inc.	10,407

	Total Consumer Discretionary	342,188

	Consumer Staples — 9.1%
	Beverages — 0.4%
184	Molson Coors Brewing Co., Class B	10,309

	Food & Staples Retailing — 2.4%
668	Kroger Co. (The)	26,418
660	Walgreen Co.	37,887

		64,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.1%
1,048	Archer-Daniels-Midland Co.	45,470
202	General Mills, Inc.	10,077
88	Ingredion, Inc.	6,045
587	Pilgrim’s Pride Corp. (a)	9,534
313	Tyson Foods, Inc., Class A	10,470

		81,596

	Household Products — 0.9%
94	Energizer Holdings, Inc.	10,142
99	Kimberly-Clark Corp.	10,373
67	Spectrum Brands Holdings, Inc.	4,704

		25,219

	Personal Products — 0.9%
152	Herbalife Ltd., (Cayman Islands)	11,978
87	Nu Skin Enterprises, Inc., Class A	11,984

		23,962

	Tobacco — 1.4%
489	Altria Group, Inc.	18,773
379	Lorillard, Inc.	19,192

		37,965

	Total Consumer Staples	243,356

	Energy — 9.6%
	Energy Equipment & Services — 1.1%
220	Baker Hughes, Inc.	12,152
259	Halliburton Co.	13,144
53	Schlumberger Ltd.	4,803

		30,099

	Oil, Gas & Consumable Fuels — 8.5%
449	Anadarko Petroleum Corp.	35,630
536	Chevron Corp.	66,989
621	ConocoPhillips	43,895
114	Devon Energy Corp.	7,041
233	Marathon Petroleum Corp.	21,410
510	Phillips 66	39,352
168	Tesoro Corp.	9,828

		224,145

	Total Energy	254,244

	Financials — 14.1%
	Capital Markets — 1.8%
122	Ameriprise Financial, Inc.	14,071
145	Goldman Sachs Group, Inc. (The)	25,617
224	Morgan Stanley	7,015

		46,703

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 2.2%
1,258	Wells Fargo & Co.	57,116

	Consumer Finance — 1.6%
781	Discover Financial Services	43,708

	Diversified Financial Services — 1.7%
850	Citigroup, Inc.	44,274

	Insurance — 4.1%
681	Allstate Corp. (The)	37,120
175	Aspen Insurance Holdings Ltd., (Bermuda)	7,229
602	CNO Financial Group, Inc.	10,646
76	Everest Re Group Ltd., (Bermuda)	11,799
241	Lincoln National Corp.	12,441
103	RenaissanceRe Holdings Ltd., (Bermuda)	10,016
214	Travelers Cos., Inc. (The)	19,330

		108,581

	Real Estate Investment Trusts (REITs) — 2.1%
225	American Tower Corp.	17,936
225	Extra Space Storage, Inc.	9,458
236	GEO Group, Inc. (The)	7,610
114	Hospitality Properties Trust	3,084
400	RLJ Lodging Trust	9,728
161	Ventas, Inc.	9,205

		57,021

	Real Estate Management & Development — 0.2%
41	Howard Hughes Corp. (The) (a)	4,960

	Thrifts & Mortgage Finance — 0.4%
30	Nationstar Mortgage Holdings, Inc. (a)	1,094
185	Ocwen Financial Corp. (a)	10,258

		11,352

	Total Financials	373,715

	Health Care — 13.2%
	Biotechnology — 4.2%
415	Amgen, Inc.	47,388
325	Gilead Sciences, Inc. (a)	24,386
55	United Therapeutics Corp. (a)	6,208
450	Vertex Pharmaceuticals, Inc. (a)	33,428

		111,410

	Health Care Equipment & Supplies — 1.3%
267	CareFusion Corp. (a)	10,612
411	Medtronic, Inc.	23,564

		34,176

	Health Care Providers & Services — 4.7%
163	AmerisourceBergen Corp.	11,468

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
157	Cigna Corp.	13,734
281	McKesson Corp.	45,321
181	Omnicare, Inc.	10,925
459	WellPoint, Inc.	42,426

		123,874

	Pharmaceuticals — 3.0%
180	Endo Health Solutions, Inc. (a)	12,109
2,219	Pfizer, Inc.	67,966

		80,075

	Total Health Care	349,535

	Industrials — 11.7%
	Aerospace & Defense — 4.6%
413	Boeing Co. (The)	56,370
194	Honeywell International, Inc.	17,726
409	Northrop Grumman Corp.	46,864

		120,960

	Air Freight & Logistics — 0.1%
19	United Parcel Service, Inc., Class B	1,955

	Airlines — 2.3%
139	Alaska Air Group, Inc.	10,169
1,442	Delta Air Lines, Inc.	39,598
664	Southwest Airlines Co.	12,517

		62,284

	Building Products — 0.1%
58	Allegion plc, (Ireland) (a)	2,541

	Commercial Services & Supplies — 0.8%
455	Pitney Bowes, Inc.	10,599
541	R.R. Donnelley & Sons Co.	10,974

		21,573

	Construction & Engineering — 0.7%
368	AECOM Technology Corp. (a)	10,836
171	EMCOR Group, Inc.	7,257

		18,093

	Electrical Equipment — 0.1%
22	Roper Industries, Inc.	3,093

	Industrial Conglomerates — 0.5%
165	Danaher Corp.	12,715

	Machinery — 2.2%
143	IDEX Corp.	10,523
647	Ingersoll-Rand plc, (Ireland)	39,880
74	Parker Hannifin Corp.	9,481

		59,884

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Professional Services — 0.3%
60	Dun & Bradstreet Corp. (The)	7,365

	Total Industrials	310,463

	Information Technology — 19.8%
	Communications Equipment — 1.2%
602	Brocade Communications Systems, Inc. (a)	5,335
1,024	Cisco Systems, Inc.	22,989
74	Ubiquiti Networks, Inc. (a)	3,415

		31,739

	Computers & Peripherals — 4.6%
1,689	Hewlett-Packard Co.	47,247
281	Lexmark International, Inc., Class A	9,978
150	SanDisk Corp.	10,602
203	Seagate Technology plc, (Ireland)	11,378
513	Western Digital Corp.	43,049

		122,254

	Electronic Equipment, Instruments & Components — 0.1%
252	Vishay Intertechnology, Inc. (a)	3,342

	Internet Software & Services — 1.9%
45	Twitter, Inc. (a)	2,890
45	VeriSign, Inc. (a)	2,696
1,108	Yahoo!, Inc. (a)	44,819

		50,405

	IT Services — 3.2%
238	Amdocs Ltd.	9,803
204	Computer Sciences Corp.	11,422
16	MasterCard, Inc., Class A	13,701
221	Visa, Inc., Class A	49,212

		84,138

	Semiconductors & Semiconductor Equipment — 1.9%
209	Broadcom Corp., Class A	6,182
166	KLA-Tencor Corp.	10,687
355	Lam Research Corp. (a)	19,302
768	Marvell Technology Group Ltd., (Bermuda)	11,050
81	Xilinx, Inc.	3,706

		50,927

	Software — 6.9%
648	Activision Blizzard, Inc.	11,549
2,207	Microsoft Corp.	82,589
1,341	Oracle Corp.	51,310
527	Rovi Corp. (a)	10,379
1,115	Symantec Corp.	26,300

		182,127

	Total Information Technology	524,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.1%
	Chemicals — 3.3%
536	LyondellBasell Industries N.V., Class A	42,998
241	PPG Industries, Inc.	45,753

		88,751

	Containers & Packaging — 0.5%
39	Greif, Inc., Class A	2,023
315	Sealed Air Corp.	10,733

		12,756

	Paper & Forest Products — 0.3%
159	International Paper Co.	7,791

	Total Materials	109,298

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
759	AT&T, Inc.	26,683
204	CenturyLink, Inc.	6,482
467	Verizon Communications, Inc.	22,944

	Total Telecommunication Services	56,109

	Utilities — 2.7%
	Electric Utilities — 1.6%
756	American Electric Power Co., Inc.	35,328
153	Pinnacle West Capital Corp.	8,118

		43,446

	Gas Utilities — 0.4%
267	UGI Corp.	11,061

	Independent Power Producers & Energy Traders — 0.7%
781	AES Corp.	11,337
296	Calpine Corp. (a)	5,773

		17,110

	Total Utilities	71,617

	Total Common Stocks (Cost $1,947,790)	2,635,457

Short-Term Investment — 0.6%
	Investment Company — 0.6%
16,587	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $16,587)	16,587

	Total Investments — 99.9% (Cost $1,964,377)	2,652,044
	Other Assets in Excess of Liabilities — 0.1%	1,699

	NET ASSETS — 100.0%	$2,653,743

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
143	E-mini S&P 500	03/21/14	$13,164	$316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 17.9%
	Auto Components — 0.5%
70	Delphi Automotive plc, (United Kingdom)	4,179

	Diversified Consumer Services — 0.7%
103	H&R Block, Inc.	2,979
145	Service Corp. International	2,620

		5,599

	Hotels, Restaurants & Leisure — 2.3%
46	Bally Technologies, Inc. (a)	3,640
77	Dunkin’ Brands Group, Inc.	3,692
41	Hyatt Hotels Corp., Class A (a)	2,013
44	Wyndham Worldwide Corp.	3,213
29	Wynn Resorts Ltd.	5,710

		18,268

	Household Durables — 1.3%
9	Harman International Industries, Inc.	769
62	Jarden Corp. (a)	3,828
136	PulteGroup, Inc.	2,764
18	Whirlpool Corp.	2,777

		10,138

	Internet & Catalog Retail — 2.0%
14	priceline.com, Inc. (a)	16,390

	Leisure Equipment & Products — 0.1%
14	Mattel, Inc.	680

	Media — 4.8%
187	Comcast Corp., Class A	9,718
118	DIRECTV (a)	8,153
5	Graham Holdings Co., Class B (a)	3,250
14	Time Warner Cable, Inc.	1,883
182	Viacom, Inc., Class B	15,922

		38,926

	Multiline Retail — 1.2%
189	Macy’s, Inc.	10,077

	Specialty Retail — 4.6%
176	Best Buy Co., Inc.	7,023
51	GameStop Corp., Class A	2,512
265	Home Depot, Inc. (The)	21,845
62	Lowe’s Cos., Inc.	3,067
176	Staples, Inc.	2,798

		37,245

	Textiles, Apparel & Luxury Goods — 0.4%
48	Hanesbrands, Inc.	3,352

	Total Consumer Discretionary	144,854

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 11.7%
	Beverages — 3.1%
275	Coca-Cola Co. (The)	11,369
57	Molson Coors Brewing Co., Class B	3,184
126	PepsiCo, Inc.	10,450

		25,003

	Food & Staples Retailing — 2.8%
276	Kroger Co. (The)	10,914
204	Walgreen Co.	11,707

		22,621

	Food Products — 2.8%
174	Archer-Daniels-Midland Co.	7,530
101	General Mills, Inc.	5,041
49	Mead Johnson Nutrition Co.	4,113
155	Pilgrim’s Pride Corp. (a)	2,520
97	Tyson Foods, Inc., Class A	3,249

		22,453

	Household Products — 0.4%
29	Energizer Holdings, Inc.	3,117

	Personal Products — 0.9%
46	Herbalife Ltd., (Cayman Islands)	3,597
25	Nu Skin Enterprises, Inc., Class A	3,455

		7,052

	Tobacco — 1.7%
361	Altria Group, Inc.	13,847

	Total Consumer Staples	94,093

	Energy — 4.7%
	Energy Equipment & Services — 0.2%
17	Schlumberger Ltd.	1,487

	Oil, Gas & Consumable Fuels — 4.5%
121	Anadarko Petroleum Corp.	9,622
13	Chevron Corp.	1,658
54	ConocoPhillips	3,815
90	Devon Energy Corp.	5,574
27	Marathon Petroleum Corp.	2,458
138	Phillips 66	10,613
52	Tesoro Corp.	3,042

		36,782

	Total Energy	38,269

	Financials — 4.8%
	Capital Markets — 0.2%
40	Morgan Stanley	1,257

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Finance — 1.6%
228	Discover Financial Services	12,729
15	SLM Corp.	389

		13,118

	Insurance — 0.6%
13	Assurant, Inc.	836
24	Prudential Financial, Inc.	2,186
8	RenaissanceRe Holdings Ltd., (Bermuda)	740
29	Validus Holdings Ltd., (Bermuda)	1,180

		4,942

	Real Estate Investment Trusts (REITs) — 2.0%
142	American Tower Corp.	11,318
72	Extra Space Storage, Inc.	3,042
35	Ventas, Inc.	1,982

		16,342

	Thrifts & Mortgage Finance — 0.4%
53	Ocwen Financial Corp. (a)	2,950

	Total Financials	38,609

	Health Care — 12.5%
	Biotechnology — 6.4%
158	Amgen, Inc.	18,072
262	Gilead Sciences, Inc. (a)	19,659
34	Pharmacyclics, Inc. (a)	3,544
9	United Therapeutics Corp. (a)	972
130	Vertex Pharmaceuticals, Inc. (a)	9,644

		51,891

	Health Care Equipment & Supplies — 0.6%
85	CareFusion Corp. (a)	3,389
30	Medtronic, Inc.	1,733

		5,122

	Health Care Providers & Services — 3.5%
53	AmerisourceBergen Corp.	3,691
30	Cigna Corp.	2,581
38	McKesson Corp.	6,198
59	Omnicare, Inc.	3,573
128	WellPoint, Inc.	11,817

		27,860

	Pharmaceuticals — 2.0%
73	AbbVie, Inc.	3,839
393	Pfizer, Inc.	12,041

		15,880

	Total Health Care	100,753

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.5%
	Aerospace & Defense — 4.3%
156	Boeing Co. (The)	21,265
101	Northrop Grumman Corp.	11,610
59	Spirit Aerosystems Holdings, Inc., Class A (a)	1,994

		34,869

	Air Freight & Logistics — 0.9%
72	United Parcel Service, Inc., Class B	7,566

	Airlines — 2.0%
41	Alaska Air Group, Inc.	3,015
342	Delta Air Lines, Inc.	9,384
186	Southwest Airlines Co.	3,497

		15,896

	Building Products — 0.1%
18	Allegion plc, (Ireland) (a)	785

	Commercial Services & Supplies — 0.9%
169	Pitney Bowes, Inc.	3,935
153	R.R. Donnelley & Sons Co.	3,101

		7,036

	Construction & Engineering — 0.4%
109	AECOM Technology Corp. (a)	3,217

	Industrial Conglomerates — 0.9%
88	Danaher Corp.	6,809

	Machinery — 2.7%
46	IDEX Corp.	3,419
202	Ingersoll-Rand plc, (Ireland)	12,462
46	Parker Hannifin Corp.	5,853

		21,734

	Professional Services — 0.3%
22	Dun & Bradstreet Corp. (The)	2,674

	Total Industrials	100,586

	Information Technology — 27.4%
	Communications Equipment — 0.9%
180	Brocade Communications Systems, Inc. (a)	1,596
104	Cisco Systems, Inc.	2,326
75	Ubiquiti Networks, Inc. (a)	3,424

		7,346

	Computers & Peripherals — 5.0%
15	Apple, Inc.	8,332
427	Hewlett-Packard Co.	11,953
88	NetApp, Inc.	3,612
45	SanDisk Corp.	3,203

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
18	Seagate Technology plc, (Ireland)	1,033
149	Western Digital Corp.	12,535

		40,668

	Internet Software & Services — 4.1%
15	Google, Inc., Class A (a)	16,250
18	Twitter, Inc. (a)	1,152
57	VeriSign, Inc. (a)	3,425
299	Yahoo!, Inc. (a)	12,096

		32,923

	IT Services — 3.6%
15	Alliance Data Systems Corp. (a)	3,852
76	Amdocs Ltd.	3,147
63	Computer Sciences Corp.	3,526
83	Visa, Inc., Class A	18,438

		28,963

	Semiconductors & Semiconductor Equipment — 2.4%
63	Broadcom Corp., Class A	1,865
51	KLA-Tencor Corp.	3,300
112	Lam Research Corp. (a)	6,115
254	LSI Corp.	2,797
236	Marvell Technology Group Ltd., (Bermuda)	3,395
44	Xilinx, Inc.	2,039

		19,511

	Software — 11.4%
615	Activision Blizzard, Inc.	10,958
79	Adobe Systems, Inc. (a)	4,713
999	Microsoft Corp.	37,380
613	Oracle Corp.	23,434
149	Rovi Corp. (a)	2,924
534	Symantec Corp.	12,580

		91,989

	Total Information Technology	221,400

	Materials — 4.2%
	Chemicals — 3.0%
190	LyondellBasell Industries N.V., Class A	15,277
49	PPG Industries, Inc.	9,290

		24,567

	Containers & Packaging — 0.8%
49	Packaging Corp. of America	3,069
100	Sealed Air Corp.	3,388
3	Silgan Holdings, Inc.	143

		6,600

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.4%
72	Worthington Industries, Inc.	3,025

	Total Materials	34,192

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
276	AT&T, Inc.	9,718
103	CenturyLink, Inc.	3,282

	Total Telecommunication Services	13,000

	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
215	AES Corp.	3,123

	Total Common Stocks (Cost $575,789)	788,879

Short-Term Investment — 4.0%
	Investment Company — 4.0%
32,545	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $32,545)	32,545

	Total Investments — 101.7% (Cost $608,334)	821,424
	Liabilities in Excess of Other Assets — (1.7)%	(13,497)

	NET ASSETS — 100.0%	$807,927

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
205	E-mini S&P 500	03/21/14	$18,871	$453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 11.5%
	Auto Components — 0.8%
34	Delphi Automotive plc, (United Kingdom)	2,050
111	Goodyear Tire & Rubber Co. (The)	2,655

		4,705

	Distributors — 0.5%
3	Genuine Parts Co.	225
92	LKQ Corp. (a)	3,020

		3,245

	Diversified Consumer Services — 0.8%
251	Service Corp. International	4,541

	Hotels, Restaurants & Leisure — 0.6%
30	Brinker International, Inc.	1,409
82	Extended Stay America, Inc. (a)	2,156

		3,565

	Household Durables — 0.5%
48	Jarden Corp. (a)	2,938

	Internet & Catalog Retail — 1.5%
40	Groupon, Inc. (a)	476
69	Liberty Ventures, Series A, (a)	8,397

		8,873

	Media — 0.5%
65	Gannett Co., Inc.	1,926
17	Omnicom Group, Inc.	1,294

		3,220

	Multiline Retail — 2.3%
257	Macy’s, Inc.	13,724

	Specialty Retail — 3.7%
297	Best Buy Co., Inc.	11,856
40	Foot Locker, Inc.	1,637
71	GameStop Corp., Class A	3,510
30	Gap, Inc. (The)	1,157
14	Murphy USA, Inc. (a)	574
36	TJX Cos., Inc.	2,307
33	Urban Outfitters, Inc. (a)	1,209

		22,250

	Textiles, Apparel & Luxury Goods — 0.3%
21	Hanesbrands, Inc.	1,461

	Total Consumer Discretionary	68,522

	Consumer Staples — 6.7%
	Food & Staples Retailing — 1.3%
87	Kroger Co. (The)	3,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
133	Safeway, Inc.	4,322

		7,757

	Food Products — 3.9%
156	Bunge Ltd.	12,834
85	Ingredion, Inc.	5,806
143	Tyson Foods, Inc., Class A	4,798

		23,438

	Tobacco — 1.5%
179	Lorillard, Inc.	9,087

	Total Consumer Staples	40,282

	Energy — 6.1%
	Energy Equipment & Services — 1.2%
8	Baker Hughes, Inc.	420
16	National Oilwell Varco, Inc.	1,242
53	Oil States International, Inc. (a)	5,406

		7,068

	Oil, Gas & Consumable Fuels — 4.9%
60	Antero Resources Corp. (a)	3,800
40	Cabot Oil & Gas Corp.	1,554
32	Cimarex Energy Co.	3,404
10	Continental Resources, Inc. (a)	1,069
70	Energen Corp.	4,981
42	EQT Corp.	3,726
17	Marathon Petroleum Corp.	1,541
55	Murphy Oil Corp.	3,575
35	Newfield Exploration Co. (a)	864
7	Noble Energy, Inc.	497
60	Peabody Energy Corp.	1,170
32	Tesoro Corp.	1,878
32	Valero Energy Corp.	1,588

		29,647

	Total Energy	36,715

	Financials — 17.7%
	Capital Markets — 1.3%
17	Affiliated Managers Group, Inc. (a)	3,752
129	American Capital Ltd. (a)	2,018
14	Lazard Ltd., (Bermuda), Class A	621
38	TD Ameritrade Holding Corp.	1,152

		7,543

	Commercial Banks — 3.1%
11	BankUnited, Inc.	362
17	BOK Financial Corp.	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
82	East West Bancorp, Inc.	2,857
153	Fifth Third Bancorp	3,218
88	Huntington Bancshares, Inc.	852
93	KeyCorp	1,251
114	Regions Financial Corp.	1,125
28	Signature Bank (a)	2,965
44	SVB Financial Group (a)	4,635

		18,372

	Consumer Finance — 1.6%
174	Discover Financial Services	9,752

	Diversified Financial Services — 0.3%
40	NASDAQ OMX Group, Inc. (The)	1,574

	Insurance — 4.9%
24	Allied World Assurance Co. Holdings AG, (Switzerland)	2,662
65	American Financial Group, Inc.	3,769
20	Aon plc, (United Kingdom)	1,686
24	Arch Capital Group Ltd., (Bermuda) (a)	1,447
7	Aspen Insurance Holdings Ltd., (Bermuda)	289
32	Assurant, Inc.	2,101
107	Assured Guaranty Ltd., (Bermuda)	2,524
15	Axis Capital Holdings Ltd., (Bermuda)	723
7	Everest Re Group Ltd., (Bermuda)	1,091
42	Hartford Financial Services Group, Inc.	1,532
29	Lincoln National Corp.	1,497
35	Old Republic International Corp.	608
39	Principal Financial Group, Inc.	1,913
37	Protective Life Corp.	1,890
13	Torchmark Corp.	1,028
90	Unum Group	3,140
30	Validus Holdings Ltd., (Bermuda)	1,201

		29,101

	Real Estate Investment Trusts (REITs) — 6.5%
14	American Capital Agency Corp.	278
78	Annaly Capital Management, Inc.	776
71	Apartment Investment & Management Co., Class A	1,850
3	AvalonBay Communities, Inc.	307
69	Brandywine Realty Trust	968
13	Camden Property Trust	739
23	Chimera Investment Corp.	71
36	CommonWealth REIT	847
16	Corrections Corp. of America	500
46	DDR Corp.	710

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
40	Douglas Emmett, Inc. (m)	929
264	Duke Realty Corp.	3,966
44	Equity Lifestyle Properties, Inc.	1,580
19	Equity Residential	960
18	Extra Space Storage, Inc.	742
39	Health Care REIT, Inc.	2,079
136	Hospitality Properties Trust	3,669
90	Host Hotels & Resorts, Inc.	1,753
24	Mack-Cali Realty Corp.	507
14	Mid-America Apartment Communities, Inc.	832
36	Post Properties, Inc.	1,615
61	Retail Properties of America, Inc., Class A	781
7	SL Green Realty Corp.	665
32	Taubman Centers, Inc.	2,020
34	Ventas, Inc.	1,963
192	Weyerhaeuser Co.	6,074
32	WP Carey, Inc.	1,982

		39,163

	Real Estate Management & Development — 0.0% (g)
2	Jones Lang LaSalle, Inc.	246

	Total Financials	105,751

	Health Care — 11.1%
	Biotechnology — 3.3%
28	Alexion Pharmaceuticals, Inc. (a)	3,779
154	Ariad Pharmaceuticals, Inc. (a)	1,052
34	BioMarin Pharmaceutical, Inc. (a)	2,403
85	Medivation, Inc. (a)	5,418
26	Pharmacyclics, Inc. (a)	2,761
60	Vertex Pharmaceuticals, Inc. (a)	4,451

		19,864

	Health Care Equipment & Supplies — 2.9%
191	Alere, Inc. (a)	6,907
11	Cooper Cos., Inc. (The)	1,325
192	Hologic, Inc. (a)	4,298
49	Zimmer Holdings, Inc.	4,547

		17,077

	Health Care Providers & Services — 4.1%
134	AmerisourceBergen Corp.	9,414
99	Catamaran Corp. (a)	4,686
37	Community Health Systems, Inc. (a)	1,457
54	Humana, Inc.	5,564
81	Premier, Inc., Class A (a)	2,978

		24,099

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.0% (g)
2	Agilent Technologies, Inc.	126

	Pharmaceuticals — 0.8%
46	Hospira, Inc. (a)	1,915
20	Perrigo Co. plc	3,039

		4,954

	Total Health Care	66,120

	Industrials — 17.0%
	Aerospace & Defense — 2.1%
16	Alliant Techsystems, Inc.	1,947
81	Huntington Ingalls Industries, Inc.	7,265
27	L-3 Communications Holdings, Inc.	2,853
3	Northrop Grumman Corp.	344

		12,409

	Airlines — 2.6%
53	Alaska Air Group, Inc.	3,896
23	Copa Holdings S.A., (Panama), Class A	3,618
80	Delta Air Lines, Inc.	2,209
310	Southwest Airlines Co.	5,837

		15,560

	Building Products — 0.2%
25	Allegion plc, (Ireland) (a)	1,099

	Commercial Services & Supplies — 0.5%
77	KAR Auction Services, Inc.	2,287
40	R.R. Donnelley & Sons Co.	811

		3,098

	Construction & Engineering — 3.1%
314	AECOM Technology Corp. (a)	9,232
29	Fluor Corp.	2,360
76	Jacobs Engineering Group, Inc. (a)	4,775
42	URS Corp.	2,247

		18,614

	Electrical Equipment — 0.2%
28	Babcock & Wilcox Co. (The)	954
7	Regal-Beloit Corp.	501

		1,455

	Machinery — 3.8%
45	AGCO Corp.	2,676
75	Ingersoll-Rand plc, (Ireland)	4,595
29	Lincoln Electric Holdings, Inc.	2,040
59	Oshkosh Corp.	2,968
63	Parker Hannifin Corp.	8,098
31	Timken Co.	1,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
7	WABCO Holdings, Inc. (a)	607

		22,669

	Marine — 0.3%
16	Kirby Corp. (a)	1,568

	Professional Services — 3.3%
85	Manpowergroup, Inc.	7,324
98	Towers Watson & Co., Class A	12,493

		19,817

	Road & Rail — 0.5%
66	CSX Corp.	1,906
17	Landstar System, Inc.	965

		2,871

	Trading Companies & Distributors — 0.4%
18	Air Lease Corp.	544
60	MRC Global, Inc. (a)	1,929

		2,473

	Total Industrials	101,633

	Information Technology — 16.7%
	Communications Equipment — 0.5%
46	Harris Corp.	3,208

	Computers & Peripherals — 2.0%
142	Western Digital Corp.	11,947

	Electronic Equipment, Instruments & Components — 1.4%
50	Arrow Electronics, Inc. (a)	2,729
95	Avnet, Inc.	4,181
23	Tech Data Corp. (a)	1,192

		8,102

	Internet Software & Services — 1.3%
34	LinkedIn Corp., Class A (a)	7,394
10	Twitter, Inc. (a)	643

		8,037

	IT Services — 4.5%
28	Alliance Data Systems Corp. (a)	7,454
449	Booz Allen Hamilton Holding Corp.	8,594
17	DST Systems, Inc.	1,579
28	Fidelity National Information Services, Inc.	1,508
44	Lender Processing Services, Inc.	1,645
97	Vantiv, Inc., Class A (a)	3,147
102	VeriFone Systems, Inc. (a)	2,744

		26,671

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Office Electronics — 0.8%
377	Xerox Corp.	4,585

	Semiconductors & Semiconductor Equipment — 2.8%
277	Advanced Micro Devices, Inc. (a)	1,074
59	First Solar, Inc. (a)	3,240
21	KLA-Tencor Corp.	1,379
19	Lam Research Corp. (a)	1,029
77	LSI Corp.	845
332	Marvell Technology Group Ltd., (Bermuda)	4,770
173	Micron Technology, Inc. (a)	3,760
48	Teradyne, Inc. (a)	837

		16,934

	Software — 3.4%
236	Activision Blizzard, Inc.	4,210
257	CA, Inc.	8,645
41	Rovi Corp. (a)	803
150	Symantec Corp.	3,544
63	TIBCO Software, Inc. (a)	1,414
422	Zynga, Inc., Class A (a)	1,604

		20,220

	Total Information Technology	99,704

	Materials — 4.7%
	Chemicals — 2.3%
16	CF Industries Holdings, Inc.	3,728
12	Huntsman Corp.	283
38	PPG Industries, Inc.	7,274
32	Valspar Corp. (The)	2,267

		13,552

	Containers & Packaging — 0.6%
28	Crown Holdings, Inc. (a)	1,243
7	Greif, Inc., Class A	346
5	Rock Tenn Co., Class A	525
45	Sealed Air Corp.	1,536

		3,650

	Metals & Mining — 0.9%
10	Nucor Corp.	555
55	Reliance Steel & Aluminum Co.	4,141
45	Steel Dynamics, Inc.	876

		5,572

	Paper & Forest Products — 0.9%
22	Domtar Corp., (Canada)	2,056
63	International Paper Co.	3,099

		5,155

	Total Materials	27,929

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.6%
790	Frontier Communications Corp.	3,675

	Wireless Telecommunication Services — 1.1%
18	Crown Castle International Corp. (a)	1,336
21	SBA Communications Corp., Class A (a)	1,878
102	T-Mobile US, Inc. (a)	3,415

		6,629

	Total Telecommunication Services	10,304

	Utilities — 5.2%
	Electric Utilities — 0.1%
7	Pinnacle West Capital Corp.	360

	Gas Utilities — 0.5%
70	UGI Corp.	2,911

	Independent Power Producers & Energy Traders — 0.8%
339	AES Corp.	4,920

	Multi-Utilities — 3.8%
34	Alliant Energy Corp.	1,731
48	Ameren Corp.	1,725
145	CenterPoint Energy, Inc.	3,368
64	CMS Energy Corp.	1,705
31	Consolidated Edison, Inc.	1,730
54	DTE Energy Co.	3,572
42	MDU Resources Group, Inc.	1,271
41	SCANA Corp.	1,915
50	Sempra Energy	4,470
89	TECO Energy, Inc.	1,540

		23,027

	Total Utilities	31,218

	Total Common Stocks (Cost $395,983)	588,178

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
750	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $751)	751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.4%
	Investment Company — 1.4%
8,251	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $8,251)	8,251

	Total Investments — 99.9% (Cost $404,985)	597,180
	Other Assets in Excess of Liabilities — 0.1%	626

	NET ASSETS — 100.0%	$597,806

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	S&P Mid Cap 400	03/21/14	$9,644	$253

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 6.8%
	Automobiles — 1.1%
1,031	Ford Motor Co.	15,904

	Diversified Consumer Services — 0.4%
171	H&R Block, Inc.	4,960

	Household Durables — 1.1%
112	Jarden Corp. (a)	6,856
116	PulteGroup, Inc.	2,361
41	Whirlpool Corp.	6,478

		15,695

	Media — 2.9%
196	Gannett Co., Inc.	5,796
3	Graham Holdings Co., Class B (a)	2,189
71	Time Warner Cable, Inc.	9,594
21	Time Warner, Inc.	1,471
238	Viacom, Inc., Class B	20,743

		39,793

	Specialty Retail — 1.3%
174	Best Buy Co., Inc.	6,951
108	GameStop Corp., Class A	5,315
332	Staples, Inc.	5,274

		17,540

	Total Consumer Discretionary	93,892

	Consumer Staples — 5.8%
	Food & Staples Retailing — 1.3%
449	Kroger Co. (The)	17,745

	Food Products — 2.1%
518	Archer-Daniels-Midland Co.	22,498
148	Pilgrim’s Pride Corp. (a)	2,402
120	Tyson Foods, Inc., Class A	4,015

		28,915

	Household Products — 1.4%
56	Energizer Holdings, Inc.	6,018
49	Kimberly-Clark Corp.	5,108
100	Procter & Gamble Co. (The)	8,101

		19,227

	Personal Products — 1.0%
96	Herbalife Ltd., (Cayman Islands)	7,579
43	Nu Skin Enterprises, Inc., Class A	5,999

		13,578

	Total Consumer Staples	79,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 14.4%
	Energy Equipment & Services — 0.2%
27	Schlumberger Ltd.	2,424

	Oil, Gas & Consumable Fuels — 14.2%
316	Chevron Corp.	39,428
436	ConocoPhillips	30,810
585	Exxon Mobil Corp.	59,243
593	Marathon Oil Corp.	20,947
134	Marathon Petroleum Corp.	12,283
352	Phillips 66	27,130
92	Tesoro Corp.	5,388

		195,229

	Total Energy	197,653

	Financials — 26.6%
	Capital Markets — 3.6%
354	American Capital Ltd. (a)	5,530
179	Ameriprise Financial, Inc.	20,571
114	Goldman Sachs Group, Inc. (The)	20,270
113	Morgan Stanley	3,547

		49,918

	Commercial Banks — 5.0%
28	Comerica, Inc.	1,341
780	Fifth Third Bancorp	16,410
34	PNC Financial Services Group, Inc. (The)	2,628
75	Popular, Inc., (Puerto Rico) (a)	2,163
1,008	Wells Fargo & Co.	45,761

		68,303

	Consumer Finance — 1.8%
435	Discover Financial Services	24,355

	Diversified Financial Services — 5.1%
2,146	Bank of America Corp.	33,406
720	Citigroup, Inc.	37,518

		70,924

	Insurance — 7.4%
439	Allstate Corp. (The)	23,954
19	Aspen Insurance Holdings Ltd., (Bermuda)	777
87	Assurant, Inc.	5,801
493	Hartford Financial Services Group, Inc.	17,861
131	Lincoln National Corp.	6,757
51	PartnerRe Ltd., (Bermuda)	5,398
244	Prudential Financial, Inc.	22,492
79	Torchmark Corp.	6,174
139	Travelers Cos., Inc. (The)	12,585

		101,799

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 3.3%
211	Annaly Capital Management, Inc.	2,100
80	Apartment Investment & Management Co., Class A	2,060
345	Brandywine Realty Trust	4,861
206	CBL & Associates Properties, Inc.	3,694
138	Douglas Emmett, Inc. (m)	3,223
86	EPR Properties	4,238
103	Extra Space Storage, Inc.	4,344
175	Hospitality Properties Trust	4,733
227	Piedmont Office Realty Trust, Inc., Class A	3,750
220	RLJ Lodging Trust	5,355
127	Ventas, Inc.	7,263

		45,621

	Thrifts & Mortgage Finance — 0.4%
91	Ocwen Financial Corp. (a)	5,063

	Total Financials	365,983

	Health Care — 13.1%
	Biotechnology — 2.1%
158	Amgen, Inc.	18,072
60	United Therapeutics Corp. (a)	6,762
58	Vertex Pharmaceuticals, Inc. (a)	4,324

		29,158

	Health Care Equipment & Supplies — 1.4%
99	CareFusion Corp. (a)	3,938
266	Medtronic, Inc.	15,266

		19,204

	Health Care Providers & Services — 6.2%
274	Aetna, Inc.	18,807
84	AmerisourceBergen Corp.	5,906
118	Cigna Corp.	10,314
126	McKesson Corp.	20,336
101	Omnicare, Inc.	6,115
255	WellPoint, Inc.	23,560

		85,038

	Pharmaceuticals — 3.4%
1,552	Pfizer, Inc.	47,529

	Total Health Care	180,929

	Industrials — 9.8%
	Aerospace & Defense — 2.8%
74	Boeing Co. (The)	10,073
205	General Dynamics Corp.	19,550
83	Northrop Grumman Corp.	9,455

		39,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.0%
77	Alaska Air Group, Inc.	5,657
82	Delta Air Lines, Inc.	2,255
343	Southwest Airlines Co.	6,456

		14,368

	Building Products — 0.1%
28	Allegion plc, (Ireland) (a)	1,236

	Commercial Services & Supplies — 0.8%
231	Pitney Bowes, Inc.	5,391
274	R.R. Donnelley & Sons Co.	5,559

		10,950

	Construction & Engineering — 0.4%
183	AECOM Technology Corp. (a)	5,374

	Industrial Conglomerates — 0.1%
46	General Electric Co.	1,291

	Machinery — 4.4%
68	Crane Co.	4,539
36	IDEX Corp.	2,636
165	Illinois Tool Works, Inc.	13,865
310	Ingersoll-Rand plc, (Ireland)	19,102
98	Oshkosh Corp.	4,917
45	Parker Hannifin Corp.	5,737
45	Stanley Black & Decker, Inc.	3,615
133	Terex Corp.	5,581

		59,992

	Professional Services — 0.2%
35	Manpowergroup, Inc.	3,014

	Total Industrials	135,303

	Information Technology — 8.9%
	Communications Equipment — 0.2%
257	Brocade Communications Systems, Inc. (a)	2,278

	Computers & Peripherals — 4.7%
988	Hewlett-Packard Co.	27,639
132	Lexmark International, Inc., Class A	4,699
75	SanDisk Corp.	5,319
73	Seagate Technology plc, (Ireland)	4,071
275	Western Digital Corp.	23,106

		64,834

	Electronic Equipment, Instruments & Components — 0.4%
387	Vishay Intertechnology, Inc. (a)	5,126

	IT Services — 0.8%
125	Amdocs Ltd.	5,134
103	Computer Sciences Corp.	5,756

		10,890

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Office Electronics — 0.4%
464	Xerox Corp.	5,647

	Semiconductors & Semiconductor Equipment — 1.5%
121	Intel Corp.	3,136
69	KLA-Tencor Corp.	4,461
136	Lam Research Corp. (a)	7,400
389	Marvell Technology Group Ltd., (Bermuda)	5,589

		20,586

	Software — 0.9%
226	Activision Blizzard, Inc.	4,029
113	CA, Inc.	3,809
269	Rovi Corp. (a)	5,297

		13,135

	Total Information Technology	122,496

	Materials — 3.4%
	Chemicals — 1.6%
246	LyondellBasell Industries N.V., Class A	19,757
10	PPG Industries, Inc.	1,859

		21,616

	Containers & Packaging — 0.8%
104	Avery Dennison Corp.	5,235
164	Sealed Air Corp.	5,587

		10,822

	Paper & Forest Products — 1.0%
253	International Paper Co.	12,395
121	Louisiana-Pacific Corp. (a)	2,230

		14,625

	Total Materials	47,063

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
736	AT&T, Inc.	25,878
128	CenturyLink, Inc.	4,081

	Total Telecommunication Services	29,959

	Utilities — 5.2%
	Electric Utilities — 3.0%
405	American Electric Power Co., Inc.	18,920
85	Cleco Corp.	3,954
66	Edison International	3,051
151	NextEra Energy, Inc.	12,963
51	Pinnacle West Capital Corp.	2,720

		41,608

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.6%
59	AGL Resources, Inc.	2,800
125	UGI Corp.	5,162

		7,962

	Independent Power Producers & Energy Traders — 0.8%
423	AES Corp.	6,137
244	Calpine Corp. (a)	4,768

		10,905

	Multi-Utilities — 0.8%
210	CenterPoint Energy, Inc.	4,870
65	Consolidated Edison, Inc.	3,565
30	Sempra Energy	2,702

		11,137

	Total Utilities	71,612

	Total Common Stocks (Cost $974,138)	1,324,355

Short-Term Investment — 3.5%
	Investment Company — 3.5%
47,804	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $47,804)	47,804

	Total Investments — 99.7% (Cost $1,021,942)	1,372,159
	Other Assets in Excess of Liabilities — 0.3%	4,023

	NET ASSETS — 100.0%	$1,376,182

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
506	E-mini S&P 500	03/21/14	$46,580	$1,094

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$13,740		$2,635,457		$788,879
Investments in affiliates, at value	278		16,587		32,545

Total investment securities, at value	14,018		2,652,044		821,424
Deposits at broker for futures contracts	—		785		1,040
Receivables:
Investment securities sold	—		9,603		931
Fund shares sold	975		630		173
Interest and dividends from non-affiliates	11		1,804		586
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	—		46		66
Due from Advisor	2		—		—
Prepaid expenses	11		—		—

Total Assets	15,017		2,664,912		824,220

LIABILITIES:
Payables:	—		—		—
Investment securities purchased	—		9,004		15,473
Fund shares redeemed	—	(a)	528		150
Accrued liabilities:
Investment advisory fees	—		875		331
Administration fees	—		185		56
Shareholder servicing fees	—		377		147
Distribution fees	4		26		17
Custodian and accounting fees	8		29		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3		—	(a)
Audit fees	18		24		19
Transfer agent fees	6		84		68
Other	3		34		19

Total Liabilities	39		11,169		16,293

Net Assets	$14,978		$2,653,743		$807,927

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,798	$2,071,309	$894,450
Accumulated undistributed (distributions in excess of) net investment income	1	47	(20)
Accumulated net realized gains (losses)	(3,609)	(105,596)	(300,046)
Net unrealized appreciation (depreciation)	3,788	687,983	213,543

Total Net Assets	$14,978	$2,653,743	$807,927

Net Assets:
Class A	$9,106	$101,707	$29,969
Class C	2,918	8,124	17,872
Class R2	—	201	557
Class R5	—	1,049,784	121,670
Select Class	2,954	1,493,927	637,859

Total	$14,978	$2,653,743	$807,927

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	305	2,947	862
Class C	99	237	521
Class R2	—	6	16
Class R5	—	30,280	3,503
Select Class	98	42,964	18,277

Net Asset Value (a):
Class A — Redemption price per share	$29.88	$34.51	$34.78
Class C — Offering price per share (b)	29.45	34.33	34.29
Class R2 — Offering and redemption price per share	—	34.13	34.29
Class R5 — Offering and redemption price per share	—	34.67	34.73
Select Class — Offering and redemption price per share	29.98	34.77	34.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.54	$36.42	$36.71

Cost of investments in non-affiliates	$9,952	$1,947,790	$575,789
Cost of investments in affiliates	278	16,587	32,545

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$588,929		$1,324,355
Investments in affiliates, at value	8,251		47,804

Total investment securities, at value	597,180		1,372,159
Deposits at broker for futures contracts	—		2,290
Receivables:
Investment securities sold	712		186
Fund shares sold	414		4,018
Interest and dividends from non-affiliates	668		1,252
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	25		162

Total Assets	598,999		1,380,068

LIABILITIES:
Payables:
Investment securities purchased	—		2,177
Fund shares redeemed	522		654
Accrued liabilities:
Investment advisory fees	321		448
Administration fees	42		2
Shareholder servicing fees	45		259
Distribution fees	66		37
Custodian and accounting fees	12		19
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Transfer agent fees	133		184
Other	51		106

Total Liabilities	1,193		3,886

Net Assets	$597,806		$1,376,182

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$392,754	$1,040,986
Accumulated undistributed (distributions in excess of) net investment income	136	95
Accumulated net realized gains (losses)	12,468	(16,210)
Net unrealized appreciation (depreciation)	192,448	351,311

Total Net Assets	$597,806	$1,376,182

Net Assets:
Class A	$166,978	$84,980
Class B	7,452	—
Class C	43,808	30,915
Class R2	—	842
Class R5	—	74,556
Class R6	—	15,037
Select Class	379,568	1,169,852

Total	$597,806	$1,376,182

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,493	2,457
Class B	373	—
Class C	2,194	902
Class R2	—	24
Class R5	—	2,145
Class R6	—	433
Select Class	16,445	33,724

Net Asset Value (a):
Class A — Redemption price per share	$22.28	$34.58
Class B — Offering price per share (b)	19.95	—
Class C — Offering price per share (b)	19.96	34.28
Class R2 — Offering and redemption price per share	—	34.49
Class R5 — Offering and redemption price per share	—	34.76
Class R6 — Offering and redemption price per share	—	34.76
Select Class — Offering and redemption price per share	23.08	34.69
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.51	$36.50

Cost of investments in non-affiliates	$396,734	$974,138
Cost of investments in affiliates	8,251	47,804

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$125		$23,954		$6,662
Dividend income from affiliates	—	(a)	10		3

Total investment income	125		23,964		6,665

EXPENSES:
Investment advisory fees	44		5,922		2,088
Administration fees	6		1,038		320
Distribution fees:
Class A	11		115		41
Class C	10		29		63
Class R2	—		1		1
Shareholder servicing fees:
Class A	11		115		41
Class C	3		10		21
Class R2	—		—	(a)	1
Class R5	—		222		28
Select Class	2		1,848		746
Custodian and accounting fees	13		45		20
Professional fees	22		37		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	13		4
Printing and mailing costs	2		39		20
Registration and filing fees	21		43		39
Transfer agent fees	9		155		134
Other	5		10		4

Total expenses	159		9,642		3,598

Less amounts waived	(66)		(120)		(78)
Less expense reimbursements	(9)		—		—

Net expenses	84		9,522		3,520

Net investment income (loss)	41		14,442		3,145

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	794		137,601		54,856
Futures	—		9,759		3,133

Net realized gain (loss)	794		147,360		57,989

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,329		225,096		69,467
Futures	—		508		242

Change in net unrealized appreciation/depreciation	1,329		225,604		69,709

Net realized/unrealized gains (losses)	2,123		372,964		127,698

Change in net assets resulting from operations	$2,164		$387,406		$130,843

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	4,946	13,573
Dividend income from affiliates	2	6

Total investment income	4,949	13,579

EXPENSES:
Investment advisory fees	1,847	3,008
Administration fees	239	527
Distribution fees:
Class A	198	99
Class B	29	—
Class C	151	107
Class R2	—	2
Shareholder servicing fees:
Class A	198	99
Class B	10	—
Class C	50	35
Class R2	—	1
Class R5	—	17
Select Class	453	1,329
Custodian and accounting fees	21	29
Professional fees	24	27
Trustees’ and Chief Compliance Officer’s fees	3	6
Printing and mailing costs	35	77
Registration and filing fees	25	68
Transfer agent fees	181	711
Other	10	9

Total expenses	3,474	6,151

Less amounts waived	(438)	(1,116)

Net expenses	3,036	5,035

Net investment income (loss)	1,913	8,544

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,957	51,626
Futures	1,678	4,966

Net realized gain (loss)	45,635	56,592

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	50,938	127,496
Futures	222	1,119

Change in net unrealized appreciation/depreciation	51,160	128,615

Net realized/unrealized gains (losses)	96,795	185,207

Change in net assets resulting from operations	$98,708	$193,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41	$97	$14,442	$30,807
Net realized gain (loss)	794	1,552	147,360	235,737
Change in net unrealized appreciation/depreciation	1,329	645	225,604	147,093

Change in net assets resulting from operations	2,164	2,294	387,406	413,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(54)	(86)	(777)	(1,068)
Class C
From net investment income	(7)	(13)	(22)	(70)
Class R2
From net investment income	—	—	(1)	(1)
Class R5
From net investment income	—	—	(11,848)	(10,815)
Select Class
From net investment income	(17)	(18)	(13,878)	(24,714)

Total distributions to shareholders	(78)	(117)	(26,526)	(36,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	317	158	95,069	(11,315)

NET ASSETS:
Change in net assets	2,403	2,335	455,949	365,654
Beginning of period	12,575	10,240	2,197,794	1,832,140

End of period	$14,978	$12,575	$2,653,743	$2,197,794

Accumulated undistributed (distributions in excess of) net investment income	$1	$38	$47	$12,131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,145	$7,031	$1,913	$4,061
Net realized gain (loss)	57,989	95,245	45,635	36,529
Change in net unrealized appreciation/depreciation	69,709	16,067	51,160	66,038

Change in net assets resulting from operations	130,843	118,343	98,708	106,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(112)	(221)	(289)	(1,006)
From net realized gains	—	—	(660)	—
Class B
From net investment income	—	—	—	(20)
From net realized gains	—	—	(33)	—
Class C
From net investment income	(8)	(29)	—	(86)
From net realized gains	—	—	(192)	—
Class R2
From net investment income	(1)	(5)	—	—
Class R5
From net investment income	(1,052)	(1,300)	—	—
Select Class
From net investment income	(4,372)	(4,926)	(1,001)	(2,755)
From net realized gains	—	—	(1,448)	—

Total distributions to shareholders	(5,545)	(6,481)	(3,623)	(3,867)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(11,235)	(74,507)	(13,042)	(14,792)

NET ASSETS:
Change in net assets	114,063	37,355	82,043	87,969
Beginning of period	693,864	656,509	515,763	427,794

End of period	$807,927	$693,864	$597,806	$515,763

Accumulated undistributed (distributions in excess of) net investment income	$(20)	$2,380	$136	$(487)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,544	$16,230
Net realized gain (loss)	56,592	70,131
Change in net unrealized appreciation/depreciation	128,615	134,994

Change in net assets resulting from operations	193,751	221,355

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(436)	(1,043)
Class C
From net investment income	(99)	(272)
Class R2
From net investment income	(3)	(6)
Class R5
From net investment income	(481)	(1,138)
Class R6
From net investment income	(101)	(316)
Select Class
From net investment income	(6,691)	(14,178)

Total distributions to shareholders	(7,811)	(16,953)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,122	33,897

NET ASSETS:
Change in net assets	278,062	238,299
Beginning of period	1,098,120	859,821

End of period	$1,376,182	$1,098,120

Accumulated undistributed (distributions in excess of) net investment income	$95	$(638)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$657	$3,021	$24,888	$36,878
Distributions reinvested	54	85	505	1,060
Cost of shares redeemed	(1,785)	(3,204)	(25,438)	(44,655)

Change in net assets resulting from Class A capital transactions	$(1,074)	$(98)	$(45)	$(6,717)

Class C
Proceeds from shares issued	$340	$603	$276	$527
Distributions reinvested	7	12	21	65
Cost of shares redeemed	(125)	(441)	(675)	(1,686)

Change in net assets resulting from Class C capital transactions	$222	$174	$(378)	$(1,094)

Class R2
Proceeds from shares issued	$—	$—	$3	$79
Distributions reinvested	—	—	1	1

Change in net assets resulting from Class R2 capital transactions	$—	$—	$4	$80

Class R5
Proceeds from shares issued	$—	$—	$204,578	$224,786
Distributions reinvested	—	—	11,848	10,815
Cost of shares redeemed	—	—	(7,227)	(39,949)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$209,199	$195,652

Select Class
Proceeds from shares issued	$1,220	$370	$53,625	$135,367
Distributions reinvested	6	7	11,463	922
Cost of shares redeemed	(57)	(295)	(178,799)	(335,525)

Change in net assets resulting from Select Class capital transactions	$1,169	$82	$(113,711)	$(199,236)

Total change in net assets resulting from capital transactions	$317	$158	$95,069	$(11,315)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	23	133	775	1,290
Reinvested	2	4	15	40
Redeemed	(63)	(141)	(799)	(1,662)

Change in Class A Shares	(38)	(4)	(9)	(332)

Class C
Issued	12	27	9	17
Reinvested	— (a)	1	1	3
Redeemed	(5)	(20)	(21)	(63)

Change in Class C Shares	7	8	(11)	(43)

Class R2
Issued	—	—	— (a)	3
Reinvested	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	— (a)	3

Class R5
Issued	—	—	6,418	8,207
Reinvested	—	—	348	410
Redeemed	—	—	(220)	(1,437)

Change in Class R5 Shares	—	—	6,546	7,180

Select Class
Issued	41	16	1,716	5,026
Reinvested	— (a)	— (a)	335	35
Redeemed	(2)	(12)	(5,485)	(12,217)

Change in Select Class Shares	39	4	(3,434)	(7,156)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,422	$5,774	$14,009	$26,948
Distributions reinvested	108	212	927	985
Cost of shares redeemed	(12,411)	(9,619)	(18,880)	(35,550)

Change in net assets resulting from Class A capital transactions	$(8,881)	$(3,633)	$(3,944)	$(7,617)

Class B
Proceeds from shares issued	$—	$—	$121	$149
Distributions reinvested	—	—	32	20
Cost of shares redeemed	—	—	(1,426)	(2,235)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,273)	$(2,066)

Class C
Proceeds from shares issued	$754	$1,784	$4,820	$8,309
Distributions reinvested	6	24	180	81
Cost of shares redeemed	(1,169)	(2,990)	(3,957)	(7,371)

Change in net assets resulting from Class C capital transactions	$(409)	$(1,182)	$1,043	$1,019

Class R2
Proceeds from shares issued	$64	$263	$—	$—
Distributions reinvested	1	4	—	—
Cost of shares redeemed	(203)	(122)	—	—

Change in net assets resulting from Class R2 capital transactions	$(138)	$145	$—	$—

Class R5
Proceeds from shares issued	$5,140	$14,578	$—	$—
Distributions reinvested	1,052	1,300	—	—
Cost of shares redeemed	(9,081)	(35,556)	—	—

Change in net assets resulting from Class R5 capital transactions	$(2,889)	$(19,678)	$—	$—

Select Class
Proceeds from shares issued	$32,055	$70,793	$20,886	$51,238
Distributions reinvested	3,875	268	2,390	250
Cost of shares redeemed	(34,848)	(121,220)	(32,144)	(57,616)

Change in net assets resulting from Select Class capital transactions	$1,082	$(50,159)	$(8,868)	$(6,128)

Total change in net assets resulting from capital transactions	$(11,235)	$(74,507)	$(13,042)	$(14,792)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	108	211	677	1,585
Reinvested	3	8	43	58
Redeemed	(393)	(356)	(911)	(2,112)

Change in Class A Shares	(282)	(137)	(191)	(469)

Class B
Issued	—	—	6	10
Reinvested	—	—	2	1
Redeemed	—	—	(77)	(149)

Change in Class B Shares	—	—	(69)	(138)

Class C
Issued	25	65	260	541
Reinvested	— (a)	1	9	6
Redeemed	(38)	(112)	(214)	(491)

Change in Class C Shares	(13)	(46)	55	56

Class R2
Issued	1	11	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(6)	(5)	—	—

Change in Class R2 Shares	(5)	6	—	—

Class R5
Issued	159	532	—	—
Reinvested	31	49	—	—
Redeemed	(286)	(1,260)	—	—

Change in Class R5 Shares	(96)	(679)	—	—

Select Class
Issued	1,043	2,600	1,027	2,855
Reinvested	113	10	107	14
Redeemed	(1,115)	(4,363)	(1,540)	(3,405)

Change in Select Class Shares	41	(1,753)	(406)	(536)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,969	$12,723
Distributions reinvested	428	1,013
Cost of shares redeemed	(12,260)	(17,470)

Change in net assets resulting from Class A capital transactions	$2,137	$(3,734)

Class C
Proceeds from shares issued	$3,089	$3,716
Distributions reinvested	89	236
Cost of shares redeemed	(2,008)	(5,495)

Change in net assets resulting from Class C capital transactions	$1,170	$(1,543)

Class R2
Proceeds from shares issued	$35	$827
Distributions reinvested	3	6
Cost of shares redeemed	(264)	(89)

Change in net assets resulting from Class R2 capital transactions	$(226)	$744

Class R5
Proceeds from shares issued	$6,978	$5,218
Distributions reinvested	481	1,138
Cost of shares redeemed	(5,728)	(8,368)

Change in net assets resulting from Class R5 capital transactions	$1,731	$(2,012)

Class R6
Proceeds from shares issued	$2,098	$6,617
Distributions reinvested	101	153
Cost of shares redeemed	(37)	(18,538)

Change in net assets resulting from Class R6 capital transactions	$2,162	$(11,768)

Select Class
Proceeds from shares issued	$270,277	$297,078
Distributions reinvested	5,207	10,361
Cost of shares redeemed	(190,336)	(255,229)

Change in net assets resulting from Select Class capital transactions	$85,148	$52,210

Total change in net assets resulting from capital transactions	$92,122	$33,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	437	470
Reinvested	13	37
Redeemed	(382)	(664)

Change in Class A Shares	68	(157)

Class C
Issued	97	136
Reinvested	3	9
Redeemed	(63)	(208)

Change in Class C Shares	37	(63)

Class R2
Issued	1	32
Reinvested	— (a)	— (a)
Redeemed	(9)	(3)

Change in Class R2 Shares	(8)	29

Class R5
Issued	212	193
Reinvested	15	41
Redeemed	(178)	(303)

Change in Class R5 Shares	49	(69)

Class R6
Issued	67	243
Reinvested	3	6
Redeemed	(1)	(667)

Change in Class R6 Shares	69	(418)

Select Class
Issued	8,454	10,906
Reinvested	158	376
Redeemed	(5,938)	(9,557)

Change in Select Class Shares	2,674	1,725

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$25.54	$0.09	(f)	$4.43	$4.52	$(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(g)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)
Year Ended June 30, 2009	19.88	0.14	(f)	(6.54)	(6.40)	(0.06)

Class C
Six Months Ended December 31, 2013 (Unaudited)	25.14	0.02	(f)	4.36	4.38	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(g)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)
Year Ended June 30, 2009	19.65	0.07	(f)	(6.45)	(6.38)	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.65	0.13	(f)	4.45	4.58	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(g)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)
Year Ended June 30, 2009	19.97	0.18	(f)	(6.58)	(6.40)	(0.11)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06, and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C, and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$29.88	17.71%	$9,106	1.18%	0.67%		2.30%	27%
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145
13.42	(32.17)	6,582	1.25	1.01		2.60	105

29.45	17.43	2,918	1.68	0.18		2.80	27
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145
13.27	(32.47)	2,384	1.75	0.49		3.07	105

29.98	17.88	2,954	0.93	0.93		2.05	27
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145
13.46	(32.01)	1,102	1.00	1.25		2.17	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.76	$0.14	(f)	$4.88	$5.02	$(0.27)	$—	$(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)

Class C
Six Months Ended December 31, 2013 (Unaudited)	29.53	0.06	(f)	4.83	4.89	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	29.43	0.10	(f)	4.82	4.92	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.94	0.22	(f)	4.91	5.13	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	30.00	0.18	(f)	4.92	5.10	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.51	16.87%	$101,707	1.08%	0.86%	1.09%	28%
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102
18.54	14.96	49,927	1.25	0.64	1.29	108
16.41	(29.40)	56,213	1.25	1.25	1.32	125

34.33	16.58	8,124	1.58	0.36	1.59	28
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102
18.33	14.37	10,221	1.75	0.14	1.79	108
16.28	(29.78)	11,270	1.75	0.73	1.81	125

34.13	16.73	201	1.33	0.61	1.34	28
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102
18.36	14.68	105	1.50	0.47	1.54	108
16.29	(2.49)	49	1.50	1.30	1.59	125

34.67	17.14	1,049,784	0.63	1.32	0.63	28
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102
18.65	15.49	105,092	0.80	1.12	0.84	108
16.47	(29.11)	84,934	0.80	1.73	0.87	125

34.77	17.00	1,493,927	0.84	1.11	0.85	28
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102
18.68	15.28	1,259,093	1.00	0.90	1.04	108
16.51	(29.24)	1,445,890	1.00	1.47	1.06	125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.36	$0.09	(f)(g)	$5.46	$5.55	$(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)

Class C
Six Months Ended December 31, 2013 (Unaudited)	28.93	0.01	(f)(g)	5.36	5.37	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—

Class R2
Six Months Ended December 31, 2013 (Unaudited)	28.91	0.05	(f)(g)	5.38	5.43	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.41	0.17	(f)(g)	5.45	5.62	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	29.52	0.13	(f)(g)	5.49	5.62	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09. $0.01, $0.05, $0.16 and $0.13 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.05%, 0.29%, 1.00% and 0.80% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.78	18.91%	$29,969	1.18%	0.57	%(g)	1.20%	34%
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118
15.79	(27.88)	49,749	1.25	0.53		1.37	121

34.29	18.58	17,872	1.68	0.07	(g)	1.70	34
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118
15.59	(28.26)	21,746	1.75	0.04		1.87	121

34.29	18.79	557	1.43	0.31	(g)	1.45	34
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118
15.65	0.07	50	1.50	0.80		1.68	121

34.73	19.14	121,670	0.73	1.02	(g)	0.75	34
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118
15.83	(27.55)	74,460	0.80	0.99		0.92	121

34.90	19.06	637,859	0.93	0.83	(g)	0.95	34
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118
15.88	(27.72)	495,872	1.00	0.66		1.10	121

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$18.79	$0.06	(f)(g)	$3.56	$3.62	$(0.04)	$(0.09)	$(0.13)
Year Ended June 30, 2013	14.99	0.13	(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(f)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)

Class B
Six Months Ended December 31, 2013 (Unaudited)	16.86	(0.01	)(f)(g)	3.19	3.18	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(h)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.87	—	(f)(g)(h)	3.18	3.18	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.48	0.02	(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	19.45	0.09	(f)(g)	3.69	3.78	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2013	15.51	0.18	(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(f)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02), $(0.02) and $0.07 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.22)%, (0.20)% and 0.65% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.28	19.27%	$166,978	1.17%	0.57	%(g)	1.34%	32%
18.79	26.30	144,405	1.23	0.78		1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64

19.95	18.88	7,452	1.78	(0.06	)(g)	1.84	32
16.86	25.51	7,451	1.87	0.14		1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64

19.96	18.86	43,808	1.79	(0.04	)(g)	1.84	32
16.87	25.51	36,073	1.87	0.13		1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64

23.08	19.46	379,568	0.93	0.81	(g)	1.09	32
19.45	26.60	327,834	0.98	1.03		1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.76	$0.20	(f)	$4.80	$5.00	$(0.18)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)

Class C
Six Months Ended December 31, 2013 (Unaudited)	29.52	0.12	(f)	4.75	4.87	(0.11)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	29.69	0.15	(f)	4.79	4.94	(0.14)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.91	0.26	(f)	4.82	5.08	(0.23)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	29.91	0.26	(f)	4.82	5.08	(0.23)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010 (h) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	29.85	0.22	(f)	4.82	5.04	(0.20)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.58	16.83%	$84,980	0.94%	1.23%	1.21%	20%
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107

34.28	16.52	30,915	1.44	0.73	1.71	20
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107

34.49	16.66	842	1.19	0.96	1.47	20
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

34.76	17.02	74,556	0.59	1.57	0.76	20
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107

34.76	17.05	15,037	0.54	1.62	0.71	20
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

34.69	16.92	1,169,852	0.79	1.37	0.96	20
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	0Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$14,018	$—	$—	$14,018

Intrepid America Fund
Total Investments in Securities (a)	$2,652,044	$—	$—	$2,652,044

Appreciation in Other Financial Instruments
Futures Contracts	$316	$—	$—	$316

Intrepid Growth Fund
Total Investments in Securities (a)	$821,424	$—	$—	$821,424

Appreciation in Other Financial Instruments
Futures Contracts	$453	$—	$—	$453

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$596,429	$751	$—	$597,180

Appreciation in Other Financial Instruments
Futures Contracts	$253	$—	$—	$253

Intrepid Value Fund
Total Investments in Securities (a)	$1,372,159	$—	$—	$1,372,159

Appreciation in Other Financial Instruments
Futures Contracts	$1,094	$—	$—	$1,094

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2013.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$50,272	$18,697	$13,147	$44,815
Ending Notional Balance Long	13,164	18,871	9,644	46,580

The Funds’ futures contracts are not subject to master netting agreements.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund*	0.40
Intrepid Growth Fund*	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund*	0.40

*	Prior to September 1, 2013, the Investment Advisory fee was accrued at 0.65% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—
Intrepid America Fund	3	—	(a)
Intrepid Growth Fund	6	—
Intrepid Mid Cap Fund	24	—	(a)
Intrepid Value Fund	6	—	(a)

(a)	Amount rounds to less than $1,000.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Select Class
Intrepid Advantage Fund	1.15	%*	n/a		1.65	%*	n/a		n/a		n/a	0.90	%*
Intrepid America Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Growth Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Mid Cap Fund	1.15	***	1.79	%***	1.79	***	n/a		n/a		n/a	0.90	***
Intrepid Value Fund	0.95		n/a		1.45		1.20%		0.60%		0.55%	0.80

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 1, 2013, the contractual expense limitations for Intrepid America Fund and Intrepid Growth Fund were 1.25%, 1.75%, 1.50%, 0.80% and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class, respectively.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration		Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$44	$6		$16	$66	$9
Intrepid America Fund	—	—		47	47	—
Intrepid Growth Fund	—	—	(a)	60	60	—
Intrepid Mid Cap Fund	3	—		420	423	—
Intrepid Value Fund	503	514		54	1,071	—

(a)	Amount rounds to less than $1,000.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$3	$3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows (amounts in thousands):

Intrepid America Fund	$73
Intrepid Growth Fund	18
Intrepid Mid Cap Fund	12
Intrepid Value Fund	45

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$3,584	$4,506	$—	$—
Intrepid America Fund	804,312	664,976	—	—
Intrepid Growth Fund	248,339	262,477	—	—
Intrepid Mid Cap Fund	176,766	193,031	626	715
Intrepid Value Fund	320,322	240,233	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$10,230	$3,813	$25	$3,788
Intrepid America Fund	1,964,377	697,344	9,677	687,667
Intrepid Growth Fund	608,334	215,920	2,830	213,090
Intrepid Mid Cap Fund	404,985	194,867	2,672	192,195
Intrepid Value Fund	1,021,942	355,250	5,033	350,217

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid Advantage Fund	$868	$3,432	$4,300
Intrepid America Fund	—	244,137	244,137
Intrepid Growth Fund	103,442	252,490	355,932
Intrepid Mid Cap Fund	—	26,982	26,982
Intrepid Value Fund	—	40,297	40,297

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands)

Intrepid Advantage Fund	$1,502
Intrepid America Fund	228,841
Intrepid Growth Fund	92,515
Intrepid Mid Cap Fund	32,956
Intrepid Value	47,958

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	44.4%	37.7%
Intrepid Growth Fund	66.1	N/A
Intrepid Mid Cap Fund	56.4	N/A

Additionally, Intrepid Advantage Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,177.10	$6.48	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,174.30	9.21	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Select Class
Actual	1,000.00	1,178.80	5.11	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid America Fund
Class A
Actual	1,000.00	1,168.70	5.90	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	1,165.80	8.63	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class R2
Actual	1,000.00	1,167.30	7.27	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class R5
Actual	1,000.00	1,171.40	3.45	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Select Class
Actual	1,000.00	1,170.00	4.59	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,189.10	$6.51	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,185.80	9.26	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class R2
Actual	1,000.00	1,187.90	7.89	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class R5
Actual	1,000.00	1,191.40	4.03	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Select Class
Actual	1,000.00	1,190.60	5.14	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,192.70	6.47	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class B
Actual	1,000.00	1,188.80	9.82	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	1,188.60	9.87	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Select Class
Actual	1,000.00	1,194.60	5.14	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid Value Fund
Class A
Actual	1,000.00	1,168.30	5.14	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,165.20	7.86	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,166.60	6.50	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,170.20	3.23	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,170.50	2.95	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,169.20	4.32	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the

J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the first, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the second, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third, second and second quintiles for Class A shares and in the second, first, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Intrepid Value Fund’s performance was in the first, second and second quintiles for Class A shares and in the first, first and second for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser agreed to decrease the advisory fees or that the Adviser, JPMDS and JPMFM agreed to make additional fee waivers and/or expense reimbursements for the Funds effective September 1, 2013. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, including the decrease in the advisory fee that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles,

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

respectively, of the Universe Group. After considering the factors identified above, including a decrease in the advisory fee that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on

September 1, 2013 in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, including a decrease in the advisory fee that would take effect on September 1, 2013 in light of this information, the Trustees concluded that the advisory fee was reasonable.

72	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-INT-1213

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2013 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.99%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$261,396

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the six months ended December 31, 2013.

The Fund’s stock selection in the consumer discretionary sector and the information technology sector were the main detractors from relative performance. The Fund’s stock selection in the health care sector and the industrials sector information were the main contributors to relative performance.

Individual detractors from relative performance included the Fund’s short position in Facebook Inc. and its long positions in Aecom Technology Corp. and Apple Inc. Shares of Facebook, a social media company, rose on its continued dominance of the social media sector and the Fund’s short position detracted from performance. Shares of Aecom, a provider of technical and management support services, fell on weaker-than-expected earnings and sluggish demand for its services. Shares of Apple, a maker of personal computers, mobile devices and software, rose on news of an agreement with China Mobile Ltd. to sell iPhones in China and the Fund’s underweight position in the stock hurt relative performance.

Individual contributors to relative performance included its long position in Yahoo! Inc. and its short positions in Intuitive Surgical Inc. and McDonald’s Corp. Shares of Yahoo, an online portal,

rose on its acquisition of Tumblr and investor response to Chief Executive Marissa Mayer’s strategic plans. Shares of Intuitive Surgical, a maker of instruments for minimally invasive surgery, slumped on news of a U.S. Food and Drug Administration warning letter regarding malfunctions of the company’s da Vinci robotic surgical system. Shares of McDonald’s, an operator and franchiser of fast food restaurants, fell on slowing growth in the U.S. and overseas.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

They aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Microsoft Corp.	2.8%
2.	Wells Fargo & Co.	2.6
3.	Pfizer, Inc.	2.5
4.	Chevron Corp.	2.3
5.	Amgen, Inc.	2.1
6.	Home Depot, Inc. (The)	2.0
7.	Boeing Co. (The)	1.9
8.	McKesson Corp.	1.8
9.	Hewlett-Packard Co.	1.8
10.	Western Digital Corp.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Stericycle, Inc.	7.8%
2.	McDonald’s Corp.	5.3
3.	National Instruments Corp.	5.1
4.	Dominion Resources, Inc.	4.3
5.	Family Dollar Stores, Inc.	4.0
6.	Salesforce.com, Inc.	3.7
7.	Hospira, Inc.	3.7
8.	IPG Photonics Corp.	3.5
9.	Trimble Navigation Ltd.	3.3
10.	Fastenal Co.	3.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.0%
Health Care	16.6
Consumer Discretionary	13.6
Financials	12.3
Industrials	9.8
Consumer Staples	8.9
Energy	7.8
Utilities	3.1
Materials	2.2
Telecommunication Services	2.0
Short-Term Investment	1.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	26.6%
Consumer Discretionary	22.4
Health Care	20.0
Industrials	12.9
Consumer Staples	9.4
Utilities	6.7
Financials	1.1
Energy	0.9

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		15.95%	33.76%	16.30%	4.89%
With Sales Charge**		9.89	26.73	15.06	4.18
CLASS C SHARES	1/31/06
Without CDSC		15.64	33.14	15.71	4.37
With CDSC***		14.64	32.14	15.71	4.37
SELECT CLASS SHARES	1/31/06	15.99	34.15	16.57	5.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from January 31, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.64%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$9,602,538

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index for the six months ended December 31, 2013. The Fund’s stock selection in the semiconductors sector and energy sector contributed to relative performance. The Fund’s stock selection in the industrial cyclical sector and systems & network hardware sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., Schlumberger Ltd. and Fluor Corp. Shares of Avago, a semiconductor manufacturer based in Singapore, benefited from its planned $6.6 billion purchase of LSI Corp. Shares of Schlumberger, an oilfield services company, rose on strong quarterly earnings and revenue growth. Shares of Fluor Corp., a global engineering company, rose on a rising backlog of projects in its oil and gas segment.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc. and Johnson & Johnson and its short position in Lockheed Martin Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Johnson & Johnson, a maker of consumer health products, pharmaceuticals and medical devices, weakened on news that the U.S. Food and Drug Administration was preparing to review Boston Scientific Corp.’s so-called Watchman device for heart disorders. If approved, the device could pressure sales of Johnson & Johnson’s Xarelto blood thinner. Shares of Lockheed Martin, an aerospace and security company, advanced on the company’s forecast for higher profits in 2014.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure at the end of the reporting period was 129% to 29%.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Johnson & Johnson	4.1%
2.	Google, Inc., Class A	2.7
3.	Schlumberger Ltd.	2.5
4.	Time Warner, Inc.	2.4
5.	UnitedHealth Group, Inc.	2.4
6.	Apple, Inc.	2.3
7.	Wells Fargo & Co.	2.3
8.	ACE Ltd.	2.3
9.	Exxon Mobil Corp.	2.3
10.	General Motors Co.	2.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Lockheed Martin Corp.	4.2%
2.	Hershey Co. (The)	3.7
3.	Raytheon Co.	3.1
4.	Rockwell Automation, Inc.	2.7
5.	Dover Corp.	2.2
6.	Church & Dwight Co., Inc.	2.1
7.	AbbVie, Inc.	2.0
8.	Boeing Co. (The)	2.0
9.	Intel Corp.	2.0
10.	Southern Co. (The)	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	15.0
Financials	14.5
Health Care	13.8
Industrials	11.5
Energy	10.1
Consumer Staples	7.0
Materials	4.5
Utilities	1.4
Telecommunication Services	1.2
Short-Term Investment	1.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	21.4%
Consumer Staples	12.9
Information Technology	12.9
Health Care	12.3
Consumer Discretionary	11.8
Financials	9.4
Energy	8.4
Utilities	5.0
Materials	4.2
Telecommunication Services	1.7

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		18.49%	36.54%	19.02%	10.47%
With Sales Charge**		12.29	29.36	17.74	9.74
CLASS C SHARES	11/1/05
Without CDSC		18.19	35.80	18.41	9.92
With CDSC***		17.19	34.80	18.41	9.92
CLASS R2 SHARES	11/3/08	18.30	36.16	18.72	10.30
CLASS R5 SHARES	5/15/06	18.73	37.09	19.54	10.96
SELECT CLASS SHARES	11/1/05	18.64	36.88	19.31	10.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from November 1, 2005 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.00%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$17,768

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2013. Stock selection in the semiconductors, telecommunications and basic materials sectors contributed to the Fund’s relative performance. Stock selection in industrial cyclical and media sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s long positions in Avago Technologies Ltd. and Celgene Corp., and its short position in Electronic Arts Inc. Shares of Avago, a semiconductor manufacturer based in Singapore, benefited from its planned $6.6 billion purchase of LSI Corp. Shares of Celgene, a biotechnology company focused on treatments for cancer and inflammatory diseases, rose on strong sales of its top products Revlimid and Abraxane. Shares of Electronic Arts, a maker of video and online games, weakened on technical problems with its recently launched “Battlefield 4” game.

Individual detractors to relative performance included the Fund’s short position in Netflix Inc., its long position Broadcom Corp. and its short position in Cliffs Natural Resources Inc. Shares of Netflix, a subscription provider of DVD and online content, rose on the continued strength of the company’s business model. Shares of Broadcom, a maker of communications semiconductors, fell on weakness in orders for its mobile products. Shares of Cliffs Natural Resources, a mining company, gained from solid earnings growth and an attractive dividend rate.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what they believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Google, Inc., Class A	3.1%
2.	Johnson & Johnson	2.4
3.	Time Warner, Inc.	2.2
4.	United Technologies Corp.	2.2
5.	Apple, Inc.	2.1
6.	Exxon Mobil Corp.	2.0
7.	Wells Fargo & Co.	1.6
8.	Bristol-Myers Squibb Co.	1.5
9.	Microsoft Corp.	1.4
10.	Emerson Electric Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Progressive Corp. (The)	3.1%
2.	Linear Technology Corp.	2.7
3.	Microchip Technology, Inc.	2.7
4.	Graham Holdings Co., Class B	2.5
5.	Netflix, Inc.	2.4
6.	Cliffs Natural Resources, Inc.	2.2
7.	Lockheed Martin Corp.	2.1
8.	Praxair, Inc.	2.1
9.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.1
10.	Hershey Co. (The)	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Financials	15.9
Consumer Discretionary	14.3
Health Care	12.0
Industrials	11.1
Consumer Staples	9.0
Energy	7.9
Materials	4.1
Utilities	3.9
Telecommunication Services	1.2
Short-Term Investments	2.7

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	18.0%
Consumer Discretionary	16.4
Information Technology	16.4
Industrials	12.0
Materials	9.4
Health Care	9.3
Consumer Staples	8.3
Utilities	6.6
Energy	2.2
Telecommunication Services	1.4

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		16.81%	33.14%	15.10%	13.84%
With Sales Charge**		10.66	26.16	13.06	12.21
CLASS C SHARES	4/1/10
Without CDSC		16.59	32.43	14.51	13.27
With CDSC***		15.59	31.43	14.51	13.27
CLASS R2 SHARES	4/1/10	16.74	32.79	14.81	13.56
CLASS R5 SHARES	4/1/10	17.10	33.71	15.61	14.35
CLASS R6 SHARES	5/31/11	17.19	33.81	15.67	14.40
SELECT CLASS SHARES	4/1/10	17.00	33.42	15.37	14.12

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from April 1, 2010 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 125.4% (j)
Common Stocks — 123.2%
	Consumer Discretionary — 17.0%
	Auto Components — 0.2%
4	Delphi Automotive plc, (United Kingdom)	235
10	Goodyear Tire & Rubber Co. (The)	238

		473

	Automobiles — 1.3%
81	Ford Motor Co.	1,244
50	General Motors Co. (a)	2,060

		3,304

	Diversified Consumer Services — 2.7%
170	H&R Block, Inc.	4,935
116	Service Corp. International	2,101

		7,036

	Household Durables — 0.7%
11	Jarden Corp. (a)	696
39	PulteGroup, Inc.	797
3	Whirlpool Corp.	439

		1,932

	Internet & Catalog Retail — 0.1%
1	Amazon.com, Inc. (a)	279

	Media — 4.5%
98	Comcast Corp., Class A	5,090
3	Graham Holdings Co., Class B (a)	1,658
37	Time Warner, Inc.	2,545
28	Viacom, Inc., Class B	2,474

		11,767

	Multiline Retail — 1.3%
66	Macy’s, Inc.	3,529

	Specialty Retail — 6.2%
82	Best Buy Co., Inc.	3,286
66	GameStop Corp., Class A	3,251
79	Home Depot, Inc. (The)	6,541
62	Lowe’s Cos., Inc.	3,072

		16,150

	Total Consumer Discretionary	44,470

	Consumer Staples — 11.2%
	Beverages — 0.7%
33	Molson Coors Brewing Co., Class B	1,873

	Food & Staples Retailing — 2.7%
22	CVS Caremark Corp.	1,602
82	Kroger Co. (The)	3,252

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
38	Walgreen Co.	2,205

		7,059

	Food Products — 3.5%
33	Archer-Daniels-Midland Co.	1,423
72	Ingredion, Inc.	4,895
16	Mead Johnson Nutrition Co.	1,307
40	Tyson Foods, Inc., Class A	1,352

		8,977

	Household Products — 2.8%
39	Energizer Holdings, Inc.	4,234
39	Procter & Gamble Co. (The)	3,167

		7,401

	Personal Products — 1.2%
39	Herbalife Ltd., (Cayman Islands)	3,038

	Tobacco — 0.3%
9	Philip Morris International, Inc.	804

	Total Consumer Staples	29,152

	Energy — 9.8%
	Oil, Gas & Consumable Fuels — 9.8%
9	Anadarko Petroleum Corp.	730
59	Chevron Corp.	7,404
37	ConocoPhillips	2,583
56	Devon Energy Corp.	3,489
53	Exxon Mobil Corp.	5,356
48	Phillips 66	3,668
14	Tesoro Corp.	837
37	Western Refining, Inc.	1,585

	Total Energy	25,652

	Financials — 15.4%
	Capital Markets — 1.3%
16	Goldman Sachs Group, Inc. (The)	2,836
20	Morgan Stanley	637

		3,473

	Commercial Banks — 3.2%
187	Wells Fargo & Co.	8,480

	Consumer Finance — 3.1%
9	Capital One Financial Corp.	666
96	Discover Financial Services	5,375
75	SLM Corp.	1,979

		8,020

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Diversified Financial Services — 3.4%
307	Bank of America Corp.	4,775
76	Citigroup, Inc.	3,969

		8,744

	Insurance — 4.4%
68	Allstate Corp. (The)	3,717
9	Assurant, Inc.	624
21	Hartford Financial Services Group, Inc.	772
10	Lincoln National Corp.	526
31	Prudential Financial, Inc.	2,840
9	RenaissanceRe Holdings Ltd., (Bermuda)	837
20	Travelers Cos., Inc. (The)	1,789
9	Validus Holdings Ltd., (Bermuda)	367

		11,472

	Total Financials	40,189

	Health Care — 20.7%
	Biotechnology — 4.5%
61	Amgen, Inc.	6,961
8	Celgene Corp. (a)	1,301
23	Gilead Sciences, Inc. (a)	1,743
23	Vertex Pharmaceuticals, Inc. (a)	1,726

		11,731

	Health Care Equipment & Supplies — 4.6%
79	CareFusion Corp. (a)	3,158
97	Medtronic, Inc.	5,555
43	Stryker Corp.	3,239

		11,952

	Health Care Providers & Services — 7.7%
60	AmerisourceBergen Corp.	4,233
36	Cigna Corp.	3,175
37	McKesson Corp.	5,956
41	Omnicare, Inc.	2,469
47	WellPoint, Inc.	4,333

		20,166

	Pharmaceuticals — 3.9%
4	Eli Lilly & Co.	178
29	Endo Health Solutions, Inc. (a)	1,950
268	Pfizer, Inc.	8,212

		10,340

	Total Health Care	54,189

	Industrials — 12.3%
	Aerospace & Defense — 5.6%
45	Boeing Co. (The)	6,197

SHARES		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
18		Honeywell International, Inc.	1,651
17		Northrop Grumman Corp.	1,925
53		Raytheon Co.	4,788

			14,561

		Air Freight & Logistics — 0.2%
5		United Parcel Service, Inc., Class B	499

		Airlines — 1.7%
18		Alaska Air Group, Inc.	1,328
120		Delta Air Lines, Inc.	3,289

			4,617

		Commercial Services & Supplies — 0.8%
101		R.R. Donnelley & Sons Co.	2,039

		Construction & Engineering — 1.7%
152		AECOM Technology Corp. (a)	4,462

		Industrial Conglomerates — 1.1%
38		Danaher Corp.	2,920

		Machinery — 0.8%
23		Ingersoll-Rand plc, (Ireland)	1,426
13		Oshkosh Corp.	665

			2,091

		Professional Services — 0.4%
8		Dun & Bradstreet Corp. (The)	996

		Total Industrials	32,185

		Information Technology — 27.6%
		Communications Equipment — 1.6%
185		Cisco Systems, Inc.	4,147

		Computers & Peripherals — 8.0%
9		Apple, Inc.	5,162
209		Hewlett-Packard Co.	5,842
24		Lexmark International, Inc., Class A	867
25		NetApp, Inc.	1,041
4		SanDisk Corp.	268
33		Seagate Technology plc, (Ireland)	1,831
69		Western Digital Corp.	5,789

			20,800

		Internet Software & Services — 2.7%
11		AOL, Inc. (a)	522
—	(h)	Google, Inc., Class A (a)	336
2		Twitter, Inc. (a)	96
17		VeriSign, Inc. (a)	1,016
126		Yahoo!, Inc. (a)	5,087

			7,057

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	IT Services — 3.8%
24	Amdocs Ltd.	994
95	Computer Sciences Corp.	5,320
17	Visa, Inc., Class A	3,752

		10,066

	Semiconductors & Semiconductor Equipment — 2.5%
24	Broadcom Corp., Class A	726
31	KLA-Tencor Corp.	2,024
71	Lam Research Corp. (a)	3,844

		6,594

	Software — 9.0%
208	Activision Blizzard, Inc.	3,701
248	Microsoft Corp.	9,285
45	Oracle Corp.	1,722
284	Rovi Corp. (a)	5,592
133	Symantec Corp.	3,138

		23,438

	Total Information Technology	72,102

	Materials — 2.8%
	Chemicals — 2.8%
46	Dow Chemical Co. (The)	2,042
28	LyondellBasell Industries N.V., Class A	2,280
16	PPG Industries, Inc.	3,005

	Total Materials	7,327

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
130	AT&T, Inc.	4,584
41	Verizon Communications, Inc.	2,027

	Total Telecommunication Services	6,611

	Utilities — 3.9%
	Gas Utilities — 1.9%
117	UGI Corp.	4,856

	Independent Power Producers & Energy Traders — 2.0%
367	AES Corp.	5,332

	Total Utilities	10,188

	Total Common Stocks (Cost $257,290)	322,065

Short Term Investment — 2.2%
5,639	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5,639)	5,639

	Total Investments — 125.4% (Cost $262,929)	327,704
	Liabilities in Excess of Other Assets — (25.4)%	(66,308)

	NET ASSETS — 100.0%	$261,396

SHARES	SECURITY DESCRIPTION	VALUE($)

Securities Sold Short — 25.9%
Common Stocks — 25.9%
	Consumer Discretionary — 5.8%
	Automobiles — 0.6%
11	Tesla Motors, Inc. (a)	1,609

	Hotels, Restaurants & Leisure — 1.4%
37	McDonald’s Corp.	3,587

	Media — 0.9%
9	Charter Communications, Inc., Class A (a)	1,163
14	Walt Disney Co. (The)	1,100

		2,263

	Multiline Retail — 1.0%
42	Family Dollar Stores, Inc.	2,722

	Specialty Retail — 1.3%
44	Abercrombie & Fitch Co., Class A	1,441
4	AutoNation, Inc. (a)	194
31	Dick’s Sporting Goods, Inc.	1,824

		3,459

	Textiles, Apparel & Luxury Goods — 0.6%
47	Fifth & Pacific Cos., Inc. (a)	1,498

	Total Consumer Discretionary	15,138

	Consumer Staples — 2.4%
	Beverages — 1.0%
19	Beam, Inc.	1,307
17	Brown-Forman Corp., Class B	1,285

		2,592

	Food & Staples Retailing — 1.0%
23	United Natural Foods, Inc. (a)	1,720
10	Wal-Mart Stores, Inc.	818

		2,538

	Personal Products — 0.4%
16	Estee Lauder Cos., Inc. (The), Class A	1,220

	Total Consumer Staples	6,350

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
29	WPX Energy, Inc. (a)	591

	Financials — 0.3%
	Commercial Banks — 0.3%
72	Valley National Bancorp	725

	Health Care — 5.2%
	Biotechnology — 0.8%
3	Biogen Idec, Inc. (a)	756
27	Cepheid, Inc. (a)	1,262

		2,018

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
	Health Care Equipment & Supplies — 1.0%
9	Cooper Cos., Inc. (The)	1,077
4	Intuitive Surgical, Inc. (a)	1,498

		2,575

	Health Care Providers & Services — 1.3%
51	Brookdale Senior Living, Inc. (a)	1,397
20	Catamaran Corp. (a)	926
26	Tenet Healthcare Corp. (a)	1,082

		3,405

	Pharmaceuticals — 2.1%
32	Bristol-Myers Squibb Co.	1,712
61	Hospira, Inc. (a)	2,497
41	Zoetis, Inc.	1,324

		5,533

	Total Health Care	13,531

	Industrials — 3.4%
	Air Freight & Logistics — 0.5%
22	C.H. Robinson Worldwide, Inc.	1,283

	Commercial Services & Supplies — 2.0%
46	Stericycle, Inc. (a)	5,286

	Trading Companies & Distributors — 0.9%
46	Fastenal Co.	2,173

	Total Industrials	8,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 6.9%
	Electronic Equipment, Instruments & Components — 3.1%
30	IPG Photonics Corp. (a)	2,336
108	National Instruments Corp.	3,470
64	Trimble Navigation Ltd. (a)	2,217

		8,023

	Internet Software & Services — 0.4%
28	Rackspace Hosting, Inc. (a)	1,092

	IT Services — 2.0%
11	International Business Machines Corp.	2,138
40	Paychex, Inc.	1,839
28	Teradata Corp. (a)	1,265

		5,242

	Software — 1.4%
46	Salesforce.com, Inc. (a)	2,522
20	ServiceNow, Inc. (a)	1,104

		3,626

	Total Information Technology	17,983

	Utilities — 1.7%
	Electric Utilities — 0.6%
40	Southern Co. (The)	1,628

	Multi-Utilities — 1.1%
45	Dominion Resources, Inc.	2,924

	Total Utilities	4,552

	Total Securities Sold Short (Proceeds $63,460)	$67,612

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
58	E-mini S&P 500	03/21/14	$5,339	$134

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 127.9% (j)
Common Stocks — 126.5%
	Consumer Discretionary — 19.2%
	Auto Components — 0.3%
221	Dana Holding Corp.	4,328
500	Johnson Controls, Inc.	25,631

		29,959

	Automobiles — 2.8%
29	Ford Motor Co.	446
6,501	General Motors Co. (a)	265,699

		266,145

	Hotels, Restaurants & Leisure — 2.3%
255	Hilton Worldwide Holdings, Inc. (a)	5,676
837	McDonald’s Corp.	81,184
824	Royal Caribbean Cruises Ltd.	39,052
274	Starbucks Corp.	21,509
255	Starwood Hotels & Resorts Worldwide, Inc.	20,225
741	Yum! Brands, Inc.	56,035

		223,681

	Household Durables — 0.8%
690	Lennar Corp., Class A	27,288
949	Toll Brothers, Inc. (a)	35,109
64	Whirlpool Corp.	10,003

		72,400

	Internet & Catalog Retail — 1.5%
191	Amazon.com, Inc. (a)	76,176
62	priceline.com, Inc. (a)	71,639

		147,815

	Media — 6.5%
609	CBS Corp. (Non-Voting), Class B	38,807
2,980	Comcast Corp., Class A	154,833
551	DISH Network Corp., Class A (a)	31,936
224	Time Warner Cable, Inc.	30,364
4,308	Time Warner, Inc.	300,358
847	Walt Disney Co. (The)	64,743

		621,041

	Specialty Retail — 3.8%
154	AutoZone, Inc. (a)	73,703
1,893	Home Depot, Inc. (The)	155,896
1,277	Lowe’s Cos., Inc.	63,286
1,112	TJX Cos., Inc.	70,888

		363,773

	Textiles, Apparel & Luxury Goods — 1.2%
458	Lululemon Athletica, Inc., (Canada) (a)	27,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
1,424	V.F. Corp.	88,780

		115,827

	Total Consumer Discretionary	1,840,641

	Consumer Staples — 9.0%
	Beverages — 2.0%
404	Beam, Inc.	27,474
1,674	Coca-Cola Co. (The)	69,153
311	Constellation Brands, Inc., Class A (a)	21,887
33	Molson Coors Brewing Co., Class B	1,870
894	PepsiCo, Inc.	74,118

		194,502

	Food & Staples Retailing — 1.9%
625	Costco Wholesale Corp.	74,348
1,094	CVS Caremark Corp.	78,263
358	Wal-Mart Stores, Inc.	28,150

		180,761

	Food Products — 1.7%
25	Archer-Daniels-Midland Co.	1,081
1,225	General Mills, Inc.	61,152
8	Kellogg Co.	464
2,693	Mondelez International, Inc., Class A	95,064

		157,761

	Household Products — 2.2%
496	Colgate-Palmolive Co.	32,355
2,190	Procter & Gamble Co. (The)	178,310

		210,665

	Tobacco — 1.2%
1,322	Philip Morris International, Inc.	115,198

	Total Consumer Staples	858,887

	Energy — 12.9%
	Energy Equipment & Services — 3.9%
356	Ensco plc, (United Kingdom), Class A	20,341
798	Halliburton Co.	40,515
10	Noble Corp. plc, (United Kingdom)	360
3,464	Schlumberger Ltd.	312,176

		373,392

	Oil, Gas & Consumable Fuels — 9.0%
409	Anadarko Petroleum Corp.	32,480
360	Apache Corp.	30,925
367	Cheniere Energy, Inc. (a)	15,806
1,016	Chevron Corp.	126,915
243	EOG Resources, Inc.	40,838

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
2,745	Exxon Mobil Corp.	277,804
496	Marathon Oil Corp.	17,502
434	Marathon Petroleum Corp.	39,848
1,147	Occidental Petroleum Corp.	109,125
675	Phillips 66	52,087
1,237	QEP Resources, Inc.	37,913
389	Southwestern Energy Co. (a)	15,297
386	TransCanada Corp., (Canada)	17,606
1,295	Williams Cos., Inc. (The)	49,943

		864,089

	Total Energy	1,237,481

	Financials — 18.6%
	Capital Markets — 3.8%
590	Ameriprise Financial, Inc.	67,872
263	Goldman Sachs Group, Inc. (The)	46,612
2,359	Invesco Ltd.	85,883
3,476	Morgan Stanley	108,996
162	Northern Trust Corp.	10,027
480	State Street Corp.	35,204
325	TD Ameritrade Holding Corp.	9,953

		364,547

	Commercial Banks — 3.5%
224	BB&T Corp.	8,352
15	East West Bancorp, Inc.	516
11	PNC Financial Services Group, Inc. (The)	857
37	Regions Financial Corp.	368
679	SunTrust Banks, Inc.	24,992
2	SVB Financial Group (a)	259
6,162	Wells Fargo & Co.	279,757
784	Zions Bancorporation	23,500

		338,601

	Consumer Finance — 0.8%
244	American Express Co.	22,159
683	Capital One Financial Corp.	52,338

		74,497

	Diversified Financial Services — 4.7%
11,669	Bank of America Corp.	181,681
3,032	Citigroup, Inc.	157,979
485	IntercontinentalExchange Group, Inc.	109,154

		448,814

	Insurance — 5.6%
2,684	ACE Ltd., (Switzerland)	277,863
13	American International Group, Inc.	669
86	Axis Capital Holdings Ltd., (Bermuda)	4,091

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,093	Hartford Financial Services Group, Inc.	39,605
1,433	Marsh & McLennan Cos., Inc.	69,321
2,221	MetLife, Inc.	119,775
151	Travelers Cos., Inc. (The)	13,672
440	XL Group plc, (Ireland)	14,022

		539,018

	Real Estate Investment Trusts (REITs) — 0.2%
146	Alexandria Real Estate Equities, Inc.	9,313
99	Apartment Investment & Management Co., Class A	2,559
4	Boston Properties, Inc.	351
30	General Growth Properties, Inc.	605
6	Mid-America Apartment Communities, Inc.	346
49	Simon Property Group, Inc.	7,441
5	Vornado Realty Trust	436

		21,051

	Total Financials	1,786,528

	Health Care — 17.6%
	Biotechnology — 3.7%
153	Aegerion Pharmaceuticals, Inc. (a)	10,824
321	Alexion Pharmaceuticals, Inc. (a)	42,661
525	Biogen Idec, Inc. (a)	146,961
588	Celgene Corp. (a)	99,420
815	Vertex Pharmaceuticals, Inc. (a)	60,520

		360,386

	Health Care Equipment & Supplies — 1.1%
472	Abbott Laboratories	18,092
1	Intuitive Surgical, Inc. (a)	288
1,139	Stryker Corp.	85,591

		103,971

	Health Care Providers & Services — 4.1%
7	Aetna, Inc.	494
414	Humana, Inc.	42,781
229	McKesson Corp.	36,973
256	Quest Diagnostics, Inc.	13,690
3,971	UnitedHealth Group, Inc.	299,030

		392,968

	Health Care Technology — 0.4%
75	athenahealth, Inc. (a)	10,033
534	Cerner Corp. (a)	29,759

		39,792

	Life Sciences Tools & Services — 0.0% (g)
5	Mettler-Toledo International, Inc. (a)	1,196

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Pharmaceuticals — 8.3%
9	Allergan, Inc.	1,017
3,154	Bristol-Myers Squibb Co.	167,640
5,557	Johnson & Johnson	508,998
1,917	Merck & Co., Inc.	95,938
134	Perrigo Co. plc	20,530

		794,123

	Total Health Care	1,692,436

	Industrials — 14.7%
	Aerospace & Defense — 5.2%
2,538	Honeywell International, Inc.	231,899
174	Textron, Inc.	6,393
2,291	United Technologies Corp.	260,690

		498,982

	Airlines — 0.7%
2,024	Delta Air Lines, Inc.	55,597
330	United Continental Holdings, Inc. (a)	12,492

		68,089

	Building Products — 0.5%
1,971	Masco Corp.	44,880

	Construction & Engineering — 2.3%
2,594	Fluor Corp.	208,245
137	Jacobs Engineering Group, Inc. (a)	8,611
12	Quanta Services, Inc. (a)	375

		217,231

	Electrical Equipment — 1.2%
713	Eaton Corp. plc, (Ireland)	54,296
931	Emerson Electric Co.	65,327

		119,623

	Machinery — 2.1%
439	Flowserve Corp.	34,608
2,000	PACCAR, Inc.	118,333
162	Pentair Ltd., (Switzerland)	12,594
392	SPX Corp.	39,006
13	WABCO Holdings, Inc. (a)	1,242

		205,783

	Road & Rail — 2.2%
4,306	CSX Corp.	123,886
237	Norfolk Southern Corp.	22,039
374	Union Pacific Corp.	62,853

		208,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.5%
143	MSC Industrial Direct Co., Inc., Class A	11,558
155	W.W. Grainger, Inc.	39,589

		51,147

	Total Industrials	1,414,513

	Information Technology — 25.4%
	Communications Equipment — 3.9%
8,426	Cisco Systems, Inc.	189,162
2,452	QUALCOMM, Inc.	182,059

		371,221

	Computers & Peripherals — 3.5%
514	Apple, Inc.	288,311
586	Hewlett-Packard Co.	16,383
227	SanDisk Corp.	16,012
168	Western Digital Corp.	14,091

		334,797

	Internet Software & Services — 4.8%
2,154	eBay, Inc. (a)	118,233
156	Facebook, Inc., Class A (a)	8,516
299	Google, Inc., Class A (a)	334,832

		461,581

	IT Services — 3.1%
439	Accenture plc, (Ireland), Class A	36,073
117	Alliance Data Systems Corp. (a)	30,723
305	Cognizant Technology Solutions Corp., Class A (a)	30,818
9	Fidelity National Information Services, Inc.	499
502	Genpact Ltd., (Bermuda) (a)	9,217
726	Paychex, Inc.	33,040
704	Visa, Inc., Class A	156,743

		297,113

	Semiconductors & Semiconductor Equipment — 5.7%
329	Altera Corp.	10,692
3,700	Applied Materials, Inc.	65,457
3,970	Avago Technologies Ltd., (Singapore)	209,972
318	Broadcom Corp., Class A	9,441
1,011	Freescale Semiconductor Ltd. (a)	16,230
1,150	KLA-Tencor Corp.	74,160
2,110	Lam Research Corp. (a)	114,871
877	Teradyne, Inc. (a)	15,457
667	Xilinx, Inc.	30,621

		546,901

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — 4.4%
603	Adobe Systems, Inc. (a)	36,120
469	Citrix Systems, Inc. (a)	29,665
6,607	Microsoft Corp.	247,305
3,019	Oracle Corp.	115,519

		428,609

	Total Information Technology	2,440,222

	Materials — 5.8%
	Chemicals — 2.7%
266	Air Products & Chemicals, Inc.	29,709
980	Axiall Corp.	46,479
2,090	Dow Chemical Co. (The)	92,792
350	Methanex Corp., (Canada)	20,752
570	Monsanto Co.	66,484

		256,216

	Metals & Mining — 3.0%
5,621	Alcoa, Inc.	59,753
4,718	Freeport-McMoRan Copper & Gold, Inc.	178,060
1,771	United States Steel Corp.	52,241

		290,054

	Paper & Forest Products — 0.1%
181	International Paper Co.	8,873

	Total Materials	555,143

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
2,940	Verizon Communications, Inc.	144,474

	Utilities — 1.8%
	Electric Utilities — 1.2%
619	American Electric Power Co., Inc.	28,924
996	NextEra Energy, Inc.	85,239

		114,163

	Gas Utilities — 0.0% (g)
51	Questar Corp.	1,183

	Multi-Utilities — 0.6%
12	CMS Energy Corp.	313
5	DTE Energy Co.	299
521	NiSource, Inc.	17,133
476	Sempra Energy	42,723

		60,468

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.0% (g)
9	American Water Works Co., Inc.	363

	Total Utilities	176,177

	Total Common Stocks (Cost $8,533,688)	12,146,502

Short-Term Investment — 1.4%
	Investment Company — 1.4%
136,305	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $136,305)	136,305

	Total Investments — 127.9% (Cost $8,669,993)	12,282,807
	Liabilities in Excess of Other Assets — (27.9)%	(2,680,269)

	NET ASSETS — 100.0%	$9,602,538

Securities Sold Short — 28.0%
Common Stocks — 28.0%
	Consumer Discretionary — 3.3%
	Auto Components — 0.0% (g)
49	Autoliv, Inc., (Sweden)	4,480

	Distributors — 0.2%
222	Genuine Parts Co.	18,460

	Hotels, Restaurants & Leisure — 0.8%
32	Chipotle Mexican Grill, Inc. (a)	17,177
174	Darden Restaurants, Inc.	9,455
803	Marriott International, Inc., Class A	39,647
142	Tim Hortons, Inc., (Canada)	8,272

		74,551

	Internet & Catalog Retail — 0.2%
53	Netflix, Inc. (a)	19,442

	Leisure Equipment & Products — 0.6%
484	Hasbro, Inc.	26,625
594	Mattel, Inc.	28,252

		54,877

	Media — 0.5%
205	Discovery Communications, Inc., Class A (a)	18,538
344	Scripps Networks Interactive, Inc., Class A	29,688

		48,226

	Multiline Retail — 0.2%
313	Kohl’s Corp.	17,738

	Specialty Retail — 0.3%
386	Bed Bath & Beyond, Inc. (a)	30,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
	Textiles, Apparel & Luxury Goods — 0.5%
353	NIKE, Inc., Class B	27,756
219	Under Armour, Inc., Class A (a)	19,096

		46,852

	Total Consumer Discretionary	315,603

	Consumer Staples — 3.6%
	Beverages — 0.5%
1	Boston Beer Co., Inc. (The), Class A (a)	242
600	Brown-Forman Corp., Class B	45,326

		45,568

	Food & Staples Retailing — 0.7%
224	Kroger Co. (The)	8,870
456	Safeway, Inc.	14,857
1,339	Sysco Corp.	48,351

		72,078

	Food Products — 1.4%
1,023	Hershey Co. (The)	99,493
458	Mead Johnson Nutrition Co.	38,328

		137,821

	Household Products — 0.6%
840	Church & Dwight Co., Inc.	55,679
3	Clorox Co. (The)	232

		55,911

	Tobacco — 0.4%
926	Altria Group, Inc.	35,534

	Total Consumer Staples	346,912

	Energy — 2.3%
	Energy Equipment & Services — 0.3%
285	Diamond Offshore Drilling, Inc.	16,217
150	FMC Technologies, Inc. (a)	7,824
518	Nabors Industries Ltd., (Bermuda)	8,808

		32,849

	Oil, Gas & Consumable Fuels — 2.0%
171	Concho Resources, Inc. (a)	18,504
697	ConocoPhillips	49,264
10	Devon Energy Corp.	594
538	Enbridge, Inc., (Canada)	23,516
11	Encana Corp., (Canada)	207
394	Kinder Morgan, Inc.	14,187
75	Pioneer Natural Resources Co.	13,838
888	Spectra Energy Corp.	31,647
466	Ultra Petroleum Corp. (a)	10,086

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
1,470	WPX Energy, Inc. (a)	29,966

		191,809

	Total Energy	224,658

	Financials — 2.6%
	Capital Markets — 0.3%
319	Franklin Resources, Inc.	18,430
96	T. Rowe Price Group, Inc.	8,010

		26,440

	Commercial Banks — 0.5%
7	Associated Banc-Corp.	120
5	BancorpSouth, Inc.	122
2	Bank of Hawaii Corp.	118
451	Fifth Third Bancorp	9,478
2,034	KeyCorp	27,300
8	Old National Bancorp	118
339	U.S. Bancorp	13,680
46	UMB Financial Corp.	2,972

		53,908

	Insurance — 1.3%
238	Allstate Corp. (The)	12,985
5	Arch Capital Group Ltd., (Bermuda) (a)	277
147	Chubb Corp. (The)	14,251
253	Lincoln National Corp.	13,039
292	Principal Financial Group, Inc.	14,409
1,603	Progressive Corp. (The)	43,722
151	Torchmark Corp.	11,811
409	W.R. Berkley Corp.	17,737

		128,231

	Real Estate Investment Trusts (REITs) — 0.5%
1,276	DDR Corp.	19,616
145	Federal Realty Investment Trust	14,693
6	Home Properties, Inc.	338
4	SL Green Realty Corp.	351
15	Washington Real Estate Investment Trust	349
351	Weingarten Realty Investors	9,626

		44,973

	Total Financials	253,552

	Health Care — 3.5%
	Biotechnology — 0.7%
161	Amgen, Inc.	18,382
123	Gilead Sciences, Inc. (a)	9,236
231	Medivation, Inc. (a)	14,761

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
	Biotechnology — Continued
31	Regeneron Pharmaceuticals, Inc. (a)	8,497
96	United Therapeutics Corp. (a)	10,840

		61,716

	Health Care Equipment & Supplies — 0.7%
4	Becton, Dickinson & Co.	441
8	Medtronic, Inc.	437
347	St. Jude Medical, Inc.	21,479
493	Zimmer Holdings, Inc.	45,905

		68,262

	Health Care Providers & Services — 0.9%
105	Cigna Corp.	9,159
241	DaVita HealthCare Partners, Inc. (a)	15,263
195	Express Scripts Holding Co. (a)	13,724
250	Laboratory Corp. of America Holdings (a)	22,878
245	WellPoint, Inc.	22,652

		83,676

	Health Care Technology — 0.1%
394	Quality Systems, Inc.	8,292

	Pharmaceuticals — 1.1%
1,032	AbbVie, Inc.	54,514
727	Eli Lilly & Co.	37,070
6	Hospira, Inc. (a)	244
578	Pfizer, Inc.	17,707

		109,535

	Total Health Care	331,481

	Industrials — 6.0%
	Aerospace & Defense — 2.6%
392	Boeing Co. (The)	53,512
761	Lockheed Martin Corp.	113,156
929	Raytheon Co.	84,273

		250,941

	Air Freight & Logistics — 0.2%
350	C.H. Robinson Worldwide, Inc.	20,407

	Building Products — 0.1%
207	Fortune Brands Home & Security, Inc.	9,475

	Electrical Equipment — 0.7%
606	Rockwell Automation, Inc.	71,646

	Industrial Conglomerates — 1.1%
356	3M Co.	49,915
141	Danaher Corp.	10,866
1,628	General Electric Co.	45,640

		106,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.8%
145	Caterpillar, Inc.	13,168
616	Dover Corp.	59,461

		72,629

	Road & Rail — 0.2%
342	Heartland Express, Inc.	6,703
304	Werner Enterprises, Inc.	7,528

		14,231

	Trading Companies & Distributors — 0.3%
624	Fastenal Co.	29,625

	Total Industrials	575,375

	Information Technology — 3.6%
	Computers & Peripherals — 0.3%
17	EMC Corp.	417
519	Seagate Technology plc, (Ireland)	29,169

		29,586

	Internet Software & Services — 0.5%
894	AOL, Inc. (a)	41,666
68	Twitter, Inc. (a)	4,322

		45,988

	IT Services — 1.1%
601	Automatic Data Processing, Inc.	48,605
56	MasterCard, Inc., Class A	46,702
311	Vantiv, Inc., Class A (a)	10,142

		105,449

	Semiconductors & Semiconductor Equipment — 1.6%
2,027	Intel Corp.	52,611
616	Linear Technology Corp.	28,056
426	Microchip Technology, Inc.	19,066
201	Micron Technology, Inc. (a)	4,380
551	NVIDIA Corp.	8,831
2,109	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	36,789

		149,733

	Software — 0.1%
86	Red Hat, Inc. (a)	4,792
184	Salesforce.com, Inc. (a)	10,166
3	VMware, Inc., Class A (a)	233

		15,191

	Total Information Technology	345,947

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
	Materials — 1.2%
	Chemicals — 0.7%
177	Cabot Corp.	9,117
466	Olin Corp.	13,446
510	OM Group, Inc. (a)	18,574
7	Praxair, Inc.	925
46	Sherwin-Williams Co. (The)	8,445
121	Sigma-Aldrich Corp.	11,397

		61,904

	Containers & Packaging — 0.1%
209	Bemis Co., Inc.	8,550

	Metals & Mining — 0.4%
1,573	Cliffs Natural Resources, Inc.	41,234

	Total Materials	111,688

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
1,264	AT&T, Inc.	44,427

	Utilities — 1.4%
	Electric Utilities — 1.0%
442	Entergy Corp.	27,978
494	Exelon Corp.	13,542
1,270	Southern Co. (The)	52,191

		93,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.2%
376	ONEOK, Inc.	23,397

	Multi-Utilities — 0.2%
1	CenterPoint Energy, Inc.	14
171	Consolidated Edison, Inc.	9,460
8	PG&E Corp.	302
183	SCANA Corp.	8,598

		18,374

	Total Utilities	135,482

	Total Securities Sold Short (Proceeds $2,320,291)	$2,685,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
537	E-mini S&P 500	03/21/14	$49,434	$1,787

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 138.2% (j)
Common Stocks — 134.6%
		Consumer Discretionary — 19.8%
		Auto Components — 1.2%
2		Johnson Controls, Inc.	126
—	(h)	Magna International, Inc., (Canada)	31
1		TRW Automotive Holdings Corp. (a)	49

			206

		Automobiles — 1.3%
5		General Motors Co. (a)	224

		Hotels, Restaurants & Leisure — 1.2%
1		Royal Caribbean Cruises Ltd.	66
1		Starbucks Corp.	88
1		Yum! Brands, Inc.	66

			220

		Household Durables — 0.8%
1		Lennar Corp., Class A	35
3		PulteGroup, Inc.	60
1		Toll Brothers, Inc. (a)	51

			146

		Internet & Catalog Retail — 2.2%
1		Amazon.com, Inc. (a)	287
—	(h)	Expedia, Inc.	23
—	(h)	priceline.com, Inc. (a)	81

			391

		Media — 7.3%
3		CBS Corp. (Non-Voting), Class B	194
5		Comcast Corp., Class A	262
1		DISH Network Corp., Class A (a)	84
1		Time Warner Cable, Inc.	95
8		Time Warner, Inc.	541
2		Walt Disney Co. (The)	119

			1,295

		Specialty Retail — 4.5%
—	(h)	AutoZone, Inc. (a)	139
4		Home Depot, Inc. (The)	294
3		Lowe’s Cos., Inc.	169
3		TJX Cos., Inc.	193

			795

		Textiles, Apparel & Luxury Goods — 1.3%
1		Lululemon Athletica, Inc., (Canada) (a)	53
3		V.F. Corp.	183

			236

		Total Consumer Discretionary	3,513

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Staples — 12.4%
		Beverages — 3.3%
1		Beam, Inc.	51
4		Coca-Cola Co. (The)	162
1		Coca-Cola Enterprises, Inc.	58
1		Constellation Brands, Inc., Class A (a)	36
1		Dr. Pepper Snapple Group, Inc.	38
—	(h)	Molson Coors Brewing Co., Class B	18
3		PepsiCo, Inc.	221

			584

		Food & Staples Retailing — 1.7%
—	(h)	Costco Wholesale Corp.	51
3		CVS Caremark Corp.	193
1		Wal-Mart Stores, Inc.	64

			308

		Food Products — 3.6%
5		Archer-Daniels-Midland Co.	203
—	(h)	ConAgra Foods, Inc.	9
4		General Mills, Inc.	194
1		Kellogg Co.	33
6		Mondelez International, Inc., Class A	198

			637

		Household Products — 1.8%
1		Kimberly-Clark Corp.	76
3		Procter & Gamble Co. (The)	242

			318

		Tobacco — 2.0%
1		Lorillard, Inc.	28
4		Philip Morris International, Inc.	330

			358

		Total Consumer Staples	2,205

		Energy — 10.9%
		Energy Equipment & Services — 3.0%
2		Ensco plc, (United Kingdom), Class A	93
3		Halliburton Co.	133
—	(h)	National Oilwell Varco, Inc.	23
3		Schlumberger Ltd.	287

			536

		Oil, Gas & Consumable Fuels — 7.9%
2		Anadarko Petroleum Corp.	121
1		Cheniere Energy, Inc. (a)	45
2		Chevron Corp.	217
—	(h)	EOG Resources, Inc.	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
5		Exxon Mobil Corp.	492
—	(h)	Marathon Oil Corp.	9
1		Marathon Petroleum Corp.	125
1		Occidental Petroleum Corp.	134
1		Phillips 66	93
3		Williams Cos., Inc. (The)	99

			1,399

		Total Energy	1,935

		Financials — 22.0%
		Capital Markets — 3.1%
1		Goldman Sachs Group, Inc. (The)	126
3		Invesco Ltd.	127
5		Morgan Stanley	147
2		State Street Corp.	129
1		TD Ameritrade Holding Corp.	29

			558

		Commercial Banks — 3.9%
2		BB&T Corp.	78
1		CIT Group, Inc.	28
1		Comerica, Inc.	70
3		SunTrust Banks, Inc.	100
—	(h)	SVB Financial Group (a)	22
9		Wells Fargo & Co.	394

			692

		Consumer Finance — 0.7%
2		Capital One Financial Corp.	119

		Diversified Financial Services — 3.9%
21		Bank of America Corp.	327
5		Citigroup, Inc.	286
—	(h)	IntercontinentalExchange Group, Inc.	81

			694

		Insurance — 7.0%
3		ACE Ltd., (Switzerland)	306
1		American International Group, Inc.	32
—	(h)	Aon plc, (United Kingdom)	28
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	22
1		Berkshire Hathaway, Inc., Class B (a)	154
—	(h)	Everest Re Group Ltd., (Bermuda)	39
2		Hartford Financial Services Group, Inc.	55
3		Marsh & McLennan Cos., Inc.	123
5		MetLife, Inc.	243

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
1		Prudential Financial, Inc.	77
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	29
1		Travelers Cos., Inc. (The)	107
1		XL Group plc, (Ireland)	22

			1,237

		Real Estate Investment Trusts (REITs) — 3.4%
1		Apartment Investment & Management Co., Class A	38
—	(h)	AvalonBay Communities, Inc.	43
1		Boston Properties, Inc.	100
2		Brandywine Realty Trust	32
1		Brixmor Property Group, Inc. (a)	14
1		Digital Realty Trust, Inc.	27
1		HCP, Inc.	33
2		Highwoods Properties, Inc.	61
2		Kimco Realty Corp.	42
1		Post Properties, Inc.	34
1		Prologis, Inc.	47
1		Simon Property Group, Inc.	103
3		Sunstone Hotel Investors, Inc.	37

			611

		Total Financials	3,911

		Health Care — 16.6%
		Biotechnology — 3.9%
1		Alexion Pharmaceuticals, Inc. (a)	117
1		Biogen Idec, Inc. (a)	258
1		Celgene Corp. (a)	240
1		Vertex Pharmaceuticals, Inc. (a)	83

			698

		Health Care Equipment & Supplies — 2.1%
3		Abbott Laboratories	120
2		Baxter International, Inc.	122
—	(h)	Intuitive Surgical, Inc. (a)	8
2		Stryker Corp.	121

			371

		Health Care Providers & Services — 2.5%
1		Humana, Inc.	107
1		McKesson Corp.	116
3		UnitedHealth Group, Inc.	225

			448

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Technology — 0.5%
—	(h)	athenahealth, Inc. (a)	23
1		Cerner Corp. (a)	62

			85

		Life Sciences Tools & Services — 0.3%
—	(h)	Mettler-Toledo International, Inc. (a)	58

		Pharmaceuticals — 7.3%
1		Allergan, Inc.	59
7		Bristol-Myers Squibb Co.	363
6		Johnson & Johnson	590
3		Merck & Co., Inc.	129
3		Pfizer, Inc.	100
—	(h)	Valeant Pharmaceuticals International, Inc. (a)	50

			1,291

		Total Health Care	2,951

		Industrials — 15.3%
		Aerospace & Defense — 4.9%
4		Honeywell International, Inc.	328
—	(h)	Huntington Ingalls Industries, Inc.	—	(h)
5		United Technologies Corp.	538

			866

		Building Products — 0.4%
3		Masco Corp.	67

		Construction & Engineering — 1.7%
4		Fluor Corp.	304

		Electrical Equipment — 2.4%
1		Eaton Corp. plc, (Ireland)	100
5		Emerson Electric Co.	333

			433

		Industrial Conglomerates — 0.4%
3		General Electric Co.	74

		Machinery — 1.8%
—	(h)	Deere & Co.	33
4		PACCAR, Inc.	228
1		SPX Corp.	66

			327

		Road & Rail — 3.1%
8		CSX Corp.	240
1		Norfolk Southern Corp.	71
1		Union Pacific Corp.	234

			545

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — 0.6%
—	(h)	W.W. Grainger, Inc.	107

		Total Industrials	2,723

		Information Technology — 24.8%
		Communications Equipment — 2.6%
10		Cisco Systems, Inc.	223
3		QUALCOMM, Inc.	240

			463

		Computers & Peripherals — 3.5%
1		Apple, Inc.	511
2		Hewlett-Packard Co.	58
1		SanDisk Corp.	54

			623

		Electronic Equipment, Instruments & Components — 0.2%
2		Corning, Inc.	28

		Internet Software & Services — 5.5%
3		eBay, Inc. (a)	158
1		Facebook, Inc., Class A (a)	28
1		Google, Inc., Class A (a)	757
—	(h)	LinkedIn Corp., Class A (a)	43

			986

		IT Services — 3.0%
1		Accenture plc, (Ireland), Class A	51
—	(h)	Alliance Data Systems Corp. (a)	53
—	(h)	Cognizant Technology Solutions Corp., Class A (a)	43
1		Fidelity National Information Services, Inc.	46
—	(h)	International Business Machines Corp.	77
1		Visa, Inc., Class A	265

			535

		Office Electronics — 0.2%
3		Xerox Corp.	36

		Semiconductors & Semiconductor Equipment — 5.1%
7		Applied Materials, Inc.	117
5		Avago Technologies Ltd., (Singapore)	271
1		Broadcom Corp., Class A	17
2		Freescale Semiconductor Ltd. (a)	40
1		KLA-Tencor Corp.	71
3		Lam Research Corp. (a)	172
5		ON Semiconductor Corp. (a)	39
4		Teradyne, Inc. (a)	72
2		Xilinx, Inc.	108

			907

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — 4.7%
2	Adobe Systems, Inc. (a)	132
1	Citrix Systems, Inc. (a)	71
9	Microsoft Corp.	351
5	Oracle Corp.	189
1	VMware, Inc., Class A (a)	85

		828

	Total Information Technology	4,406

	Materials — 5.7%
	Chemicals — 2.3%
1	Air Products & Chemicals, Inc.	99
2	Axiall Corp.	76
2	Dow Chemical Co. (The)	102
1	Monsanto Co.	121

		398

	Containers & Packaging — 0.4%
2	Ball Corp.	78

	Metals & Mining — 3.0%
21	Alcoa, Inc.	226
6	Alumina Ltd., (Australia), ADR (a)	25
4	Freeport-McMoRan Copper & Gold, Inc.	158
4	United States Steel Corp.	123

		532

	Total Materials	1,008

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
6	Verizon Communications, Inc.	295

	Utilities — 5.4%
	Electric Utilities — 3.0%
3	American Electric Power Co., Inc.	142
2	Edison International	74
3	NextEra Energy, Inc.	240
3	Xcel Energy, Inc.	82

		538

	Multi-Utilities — 1.8%
4	CMS Energy Corp.	108
2	NiSource, Inc.	75
2	Sempra Energy	141

		324

	Water Utilities — 0.6%
2	American Water Works Co., Inc.	103

	Total Utilities	965

	Total Common Stocks (Cost $17,798)	23,912

SHARES		SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — 3.6%
		Investment Company — 3.4%
606		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	606

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.2%
40		U.S. Treasury Bill, 0.072%, 06/26/14 (k) (n)	40

		Total Short-Term Investments (Cost $646)	646

		Total Investments — 138.2% (Cost $18,444)	24,558

		Liabilities in Excess of Other Assets — (38.2)%	(6,790)

		NET ASSETS — 100.0%	$17,768

SHARES
Securities Sold Short — 36.3%
Common Stocks — 36.3%
		Consumer Discretionary — 6.0%
		Auto Components — 0.6%
1		Autoliv, Inc., (Sweden)	52
2		Gentex Corp.	54

			106

		Automobiles — 0.2%
2		Ford Motor Co.	26

		Hotels, Restaurants & Leisure — 0.7%
2		Choice Hotels International, Inc.	78
—	(h)	Darden Restaurants, Inc.	18
1		Tim Hortons, Inc., (Canada)	32

			128

		Household Durables — 0.1%
—	(h)	Harman International Industries, Inc.	23

		Internet & Catalog Retail — 1.0%
2		Groupon, Inc. (a)	19
—	(h)	Netflix, Inc. (a)	155

			174

		Leisure Equipment & Products — 0.4%
1		Hasbro, Inc.	65

		Media — 3.0%
—	(h)	AMC Networks, Inc., Class A (a)	16
1		Discovery Communications, Inc., Class A (a)	56
—	(h)	Graham Holdings Co., Class B (a)	159

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
		Media — Continued
2		Interpublic Group of Cos., Inc. (The)	41
3		News Corp., Class B (a)	54
1		Omnicom Group, Inc.	80
1		Scripps Networks Interactive, Inc., Class A	57
2		Twenty-First Century Fox, Inc., Class B	69

			532

		Specialty Retail — 0.0% (g)
—	(h)	Bed Bath & Beyond, Inc. (a)	6

		Total Consumer Discretionary	1,060

		Consumer Staples — 3.0%
		Beverages — 0.4%
1		Brown-Forman Corp., Class B	71

		Food & Staples Retailing — 0.6%
1		Safeway, Inc.	21
3		Sysco Corp.	91

			112

		Food Products — 0.9%
1		Hershey Co. (The)	118
—	(h)	Mead Johnson Nutrition Co.	36

			154

		Household Products — 0.5%
1		Church & Dwight Co., Inc.	56
—	(h)	Clorox Co. (The)	34

			90

		Personal Products — 0.4%
1		Estee Lauder Cos., Inc. (The), Class A	76

		Tobacco — 0.2%
1		Altria Group, Inc.	34

		Total Consumer Staples	537

		Energy — 0.8%
		Energy Equipment & Services — 0.3%
—	(h)	Diamond Offshore Drilling, Inc.	22
1		Nabors Industries Ltd., (Bermuda)	15
1		Tenaris S.A., (Luxembourg), ADR	24

			61

		Oil, Gas & Consumable Fuels — 0.5%
1		CONSOL Energy, Inc.	23
—	(h)	Devon Energy Corp.	17
—	(h)	Spectra Energy Corp.	16
1		WPX Energy, Inc. (a)	27

			83

		Total Energy	144

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 6.5%
		Capital Markets — 0.3%
—	(h)	BlackRock, Inc.	13
—	(h)	Federated Investors, Inc., Class B	5
—	(h)	Franklin Resources, Inc.	26
—	(h)	Northern Trust Corp.	15

			59

		Commercial Banks — 1.9%
3		BancorpSouth, Inc.	73
1		Bank of Hawaii Corp.	58
—	(h)	Cullen/Frost Bankers, Inc.	23
1		Fifth Third Bancorp	11
—	(h)	Signature Bank (a)	17
1		UMB Financial Corp.	72
9		Valley National Bancorp	88

			342

		Diversified Financial Services — 0.1%
—	(h)	CME Group, Inc.	19

		Insurance — 2.7%
1		Arch Capital Group Ltd., (Bermuda) (a)	53
—	(h)	Assurant, Inc.	21
1		Chubb Corp. (The)	59
1		Principal Financial Group, Inc.	28
7		Progressive Corp. (The)	200
1		Torchmark Corp.	64
1		W.R. Berkley Corp.	57

			482

		Real Estate Investment Trusts (REITs) — 1.2%
—	(h)	EastGroup Properties, Inc.	20
1		Hudson Pacific Properties, Inc.	16
—	(h)	Macerich Co. (The)	18
1		Omega Healthcare Investors, Inc.	23
—	(h)	Realty Income Corp.	1
2		Senior Housing Properties Trust	35
2		UDR, Inc.	49
1		Washington Real Estate Investment Trust	21
1		Weingarten Realty Investors	31

			214

		Real Estate Management & Development — 0.3%
2		Brookfield Office Properties, Inc.	42

		Total Financials	1,158

		Health Care — 3.4%
		Biotechnology — 0.4%
1		Medivation, Inc. (a)	52
—	(h)	United Therapeutics Corp. (a)	17

			69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
		Health Care Equipment & Supplies — 1.3%
—	(h)	Becton, Dickinson & Co.	18
—	(h)	C.R. Bard, Inc.	47
—	(h)	Medtronic, Inc.	27
—	(h)	St. Jude Medical, Inc.	19
—	(h)	Varian Medical Systems, Inc. (a)	8
1		Zimmer Holdings, Inc.	105

			224

		Health Care Providers & Services — 0.8%
1		DaVita HealthCare Partners, Inc. (a)	37
—	(h)	Laboratory Corp. of America Holdings (a)	38
1		Tenet Healthcare Corp. (a)	38
—	(h)	WellPoint, Inc.	32

			145

		Health Care Technology — 0.2%
1		Quality Systems, Inc.	30

		Pharmaceuticals — 0.7%
1		Eli Lilly & Co.	57
2		Hospira, Inc. (a)	74

			131

		Total Health Care	599

		Industrials — 4.3%
		Aerospace & Defense — 1.2%
—	(h)	Boeing Co. (The)	39
1		Lockheed Martin Corp.	135
1		Raytheon Co.	46

			220

		Commercial Services & Supplies — 0.1%
1		ADT Corp. (The)	21

		Electrical Equipment — 0.5%
1		Rockwell Automation, Inc.	95

		Industrial Conglomerates — 0.1%
—	(h)	Danaher Corp.	18

		Machinery — 1.1%
—	(h)	Caterpillar, Inc.	26
1		Dover Corp.	93
1		Illinois Tool Works, Inc.	57
—	(h)	Ingersoll-Rand plc, (Ireland)	16

			192

		Road & Rail — 0.9%
5		Heartland Express, Inc.	99
1		Knight Transportation, Inc.	18
2		Werner Enterprises, Inc.	42

			159

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — 0.4%
1		Fastenal Co.	41
1		GATX Corp.	27

			68

		Total Industrials	773

		Information Technology — 6.0%
		Computers & Peripherals — 0.2%
—	(h)	Seagate Technology plc, (Ireland)	26

		Internet Software & Services — 0.7%
2		AOL, Inc. (a)	102
—	(h)	Twitter, Inc. (a)	23

			125

		IT Services — 0.3%
—	(h)	Automatic Data Processing, Inc.	9
—	(h)	Paychex, Inc.	10
1		Vantiv, Inc., Class A (a)	28

			47

		Semiconductors & Semiconductor Equipment — 4.0%
2		Analog Devices, Inc.	84
4		Intel Corp.	104
4		Linear Technology Corp.	174
4		Microchip Technology, Inc.	172
1		Micron Technology, Inc. (a)	16
2		NVIDIA Corp.	33
8		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	135

			718

		Software — 0.8%
5		Electronic Arts, Inc. (a)	113
1		Red Hat, Inc. (a)	30

			143

		Total Information Technology	1,059

		Materials — 3.4%
		Chemicals — 2.0%
1		Cabot Corp.	75
1		OM Group, Inc. (a)	42
1		Praxair, Inc.	135
1		Sigma-Aldrich Corp.	70
—	(h)	Valspar Corp. (The)	28

			350

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Securities Sold Short — Continued
		Containers & Packaging — 0.2%
—	(h)	Bemis Co., Inc.	16
1		MeadWestvaco Corp.	29

			45

		Metals & Mining — 1.2%
5		Cliffs Natural Resources, Inc.	139
1		Nucor Corp.	40
2		Vale S.A., (Brazil), ADR	34

			213

		Total Materials	608

		Telecommunication Services — 0.5%
		Diversified Telecommunication Services — 0.5%
3		AT&T, Inc.	89

		Utilities — 2.4%
		Electric Utilities — 1.4%
1		Entergy Corp.	54
2		Exelon Corp.	57
1		FirstEnergy Corp.	26
—	(h)	Northeast Utilities	17
2		Southern Co. (The)	100

			254

SHARES		SECURITY DESCRIPTION	VALUE($)

		Gas Utilities — 0.3%
1		ONEOK, Inc.	46

		Multi-Utilities — 0.7%
1		Consolidated Edison, Inc.	34
2		Public Service Enterprise Group, Inc.	61
—	(h)	SCANA Corp.	23
—	(h)	Wisconsin Energy Corp.	4

			122

		Total Utilities	422

		Total Securities Sold Short (Proceeds $5,210)	$6,449

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	03/21/14	$368	$12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	29

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$322,065	$12,146,502	$23,952
Investments in affiliates, at value	5,639	136,305	606

Total investment securities, at value	327,704	12,282,807	24,558
Cash	7	747	2
Deposits at broker for futures contracts	380	2,400	—
Receivables:
Investment securities sold	460	48,366	207
Fund shares sold	459	10,411	3
Interest and dividends from non-affiliates	284	11,872	34
Dividends from affiliates	—	3	—
Variation margin on futures contracts	19	172	2
Due from Adviser	—	—	8

Total Assets	329,313	12,356,778	24,814

LIABILITIES:
Payables:
Securities sold short, at value	67,612	2,685,125	6,449
Dividend expense to non-affiliates on securities sold short	48	3,464	7
Investment securities purchased	—	46,700	541
Fund shares redeemed	54	9,932	—
Accrued liabilities:
Investment advisory fees	165	6,391	—
Shareholder servicing fees	—	1,566	4
Distribution fees	17	336	—	(a)
Custodian and accounting fees	12	115	16
Trustees’ and Chief Compliance Officer’s fees	1	6	—	(a)
Other	8	605	29

Total Liabilities	67,917	2,754,240	7,046

Net Assets	$261,396	$9,602,538	$17,768

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$199,748	$6,536,273	$12,830
Accumulated undistributed (distributions in excess of) net investment income	64	1,361	4
Accumulated net realized gains (losses)	827	(184,863)	47
Net unrealized appreciation (depreciation)	60,757	3,249,767	4,887

Total Net Assets	$261,396	$9,602,538	$17,768

Net Assets:
Class A	$77,986	$872,573	$768
Class C	790	243,288	200
Class R2	—	4,736	86
Class R5	—	235,015	83
Class R6	—	—	73
Select Class	182,620	8,246,926	16,558

Total	$261,396	$9,602,538	$17,768

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,678	31,670	36
Class C	49	9,005	9
Class R2	—	174	4
Class R5	—	8,446	4
Class R6	—	—	3
Select Class	10,860	297,295	759

Net Asset Value (a):
Class A — Redemption price per share	$16.67	$27.55	$21.69
Class C — Offering price per share (b)	16.23	27.02	21.54
Class R2 — Offering and redemption price per share	—	27.25	21.69
Class R5 — Offering and redemption price per share	—	27.83	21.85
Class R6 — Offering and redemption price per share	—	—	21.87
Select Class — Offering and redemption price per share	16.82	27.74	21.81
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.59	$29.08	$22.89

Cost of investments in non-affiliates	$257,290	$8,533,688	$17,838
Cost of investments in affiliates	5,639	136,305	606
Proceeds from securities sold short	63,460	2,320,291	5,210

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,630	$103,308	$212
Dividend income from affiliates	1	29	—	(a)

Total investment income	2,631	103,337	212

EXPENSES:
Investment advisory fees	1,133	44,871	81
Administration fees	89	3,776	7
Distribution fees:
Class A	85	1,020	1
Class C	2	867	1
Class R2	—	10	—	(a)
Shareholder servicing fees:
Class A	85	1,020	1
Class C	1	289	—	(a)
Class R2	—	5	—	(a)
Class R5	—	45	—	(a)
Select Class	177	9,677	19
Custodian and accounting fees	18	180	28
Interest expense to affiliates	— (a)	—	—	(a)
Professional fees	34	68	31
Trustees’ and Chief Compliance Officer’s fees	1	50	—	(a)
Printing and mailing costs	7	141	1
Registration and filing fees	63	167	41
Transfer agent fees	69	1,407	5
Other	6	39	4
Dividend expense to non-affiliates on securities sold short	406	28,696	64
Interest expense to non-affiliates on securities sold short	202	8,083	17

Total expenses	2,378	100,411	301

Less amounts waived	(582)	(15,033)	(88)
Less expense reimbursements	—	—	(49)

Net expenses	1,796	85,378	164

Net investment income (loss)	835	17,959	48

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,771	584,286	603
Futures	699	22,675	18
Securities sold short	(6,173)	(178,359)	(249)

Net realized gain (loss)	7,297	428,602	372

Distributions of realized gains by investment company affiliates	—	3	—
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	24,403	1,273,684	2,655
Futures	132	1,412	16
Securities sold short	(1,069)	(214,395)	(579)

Change in net unrealized appreciation/depreciation	23,466	1,060,701	2,092

Net realized/unrealized gains (losses)	30,763	1,489,306	2,464

Change in net assets resulting from operations	$31,598	$1,507,265	$2,512

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$835	$2,576	$17,959	$52,326
Net realized gain (loss)	7,297	13,832	428,602	695,140
Distributions of capital gains received from investment company affiliates	—	—	3	—
Change in net unrealized appreciation/depreciation	23,466	13,399	1,060,701	892,784

Change in net assets resulting from operations	31,598	29,807	1,507,265	1,640,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(437)	(831)	(1,718)	(3,361)
From net realized gains	(4,624)	(1,231)	(68,318)	(28,232)
Class C
From net investment income	(1)	(5)	—	(1)
From net realized gains	(47)	(12)	(19,279)	(8,695)
Class R2
From net investment income	—	—	(2)	(13)
From net realized gains	—	—	(364)	(131)
Class R5
From net investment income	—	—	(1,381)	(1,331)
From net realized gains	—	—	(14,912)	(6,012)
Select Class
From net investment income	(1,087)	(2,236)	(34,149)	(45,754)
From net realized gains	(10,663)	(2,997)	(645,480)	(260,771)

Total distributions to shareholders	(16,859)	(7,312)	(785,603)	(354,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,718	(9,988)	806,578	182,071

NET ASSETS:
Change in net assets	86,457	12,507	1,528,240	1,468,020
Beginning of period	174,939	162,432	8,074,298	6,606,278

End of period	$261,396	$174,939	$9,602,538	$8,074,298

Accumulated undistributed (distributions in excess of) net investment income	$64	$754	$1,361	$20,652

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48	$66
Net realized gain (loss)	372	980
Change in net unrealized appreciation/depreciation	2,092	1,698

Change in net assets resulting from operations	2,512	2,744

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(2)
From net realized gains	(51)	(2)
Class C
From net investment income	— (a)	— (a)
From net realized gains	(12)	(1)
Class R2
From net investment income	— (a)	— (a)
From net realized gains	(6)	(1)
Class R5
From net investment income	(1)	(1)
From net realized gains	(5)	(1)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(5)	(1)
Select Class
From net investment income	(76)	(100)
From net realized gains	(1,038)	(154)

Total distributions to shareholders	(1,197)	(263)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,926	315

NET ASSETS:
Change in net assets	3,241	2,796
Beginning of period	14,527	11,731

End of period	$17,768	$14,527

Accumulated undistributed (distributions in excess of) net investment income	$4	$36

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,969	$27,380	$101,498	$186,289
Distributions reinvested	4,750	2,059	67,920	29,707
Cost of shares redeemed	(11,137)	(19,078)	(106,508)	(236,435)

Change in net assets resulting from Class A capital transactions	$14,582	$10,361	$62,910	$(20,439)

Class C
Proceeds from shares issued	$243	$130	$11,286	$13,119
Distributions reinvested	45	17	15,760	6,929
Cost of shares redeemed	(7)	(242)	(17,179)	(42,528)

Change in net assets resulting from Class C capital transactions	$281	$(95)	$9,867	$(22,480)

Class R2
Proceeds from shares issued	$—	$—	$1,268	$2,297
Distributions reinvested	—	—	205	77
Cost of shares redeemed	—	—	(839)	(1,098)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$634	$1,276

Class R5
Proceeds from shares issued	$—	$—	$81,549	$16,274
Distributions reinvested	—	—	7,231	3,145
Cost of shares redeemed	—	—	(11,867)	(37,559)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$76,913	$(18,140)

Select Class
Proceeds from shares issued	$47,028	$10,129	$710,560	$1,052,635
Distributions reinvested	11,729	3,145	444,889	101,644
Cost of shares redeemed	(1,902)	(33,528)	(499,195)	(912,425)

Change in net assets resulting from Select Class capital transactions	$56,855	$(20,254)	$656,254	$241,854

Total change in net assets resulting from capital transactions	$71,718	$(9,988)	$806,578	$182,071

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	1,279	1,888	3,714	7,923
Reinvested	294	152	2,573	1,355
Redeemed	(684)	(1,331)	(3,916)	(10,120)

Change in Class A Shares	889	709	2,371	(842)

Class C
Issued	16	9	428	567
Reinvested	3	1	610	323
Redeemed	(1)	(17)	(643)	(1,855)

Change in Class C Shares	18	(7)	395	(965)

Class R2
Issued	—	—	47	100
Reinvested	—	—	8	3
Redeemed	—	—	(31)	(47)

Change in Class R2 Shares	—	—	24	56

Class R5
Issued	—	—	3,035	689
Reinvested	—	—	270	142
Redeemed	—	—	(434)	(1,575)

Change in Class R5 Shares	—	—	2,871	(744)

Select Class
Issued	2,772	720	25,940	44,733
Reinvested	719	230	16,699	4,597
Redeemed	(115)	(2,359)	(18,149)	(38,859)

Change in Select Class Shares	3,376	(1,409)	24,490	10,471

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$454	$186
Distributions reinvested	54	4
Cost of shares redeemed	(63)	(102)

Change in net assets resulting from Class A capital transactions	$445	$88

Class C
Proceeds from shares issued	$89	$19
Distributions reinvested	11	1
Cost of shares redeemed	(29)	— (a)

Change in net assets resulting from Class C capital transactions	$71	$20

Class R2
Proceeds from shares issued	$4	$2
Distributions reinvested	6	1

Change in net assets resulting from Class R2 capital transactions	$10	$3

Class R5
Distributions reinvested	$6	$2

Change in net assets resulting from Class R5 capital transactions	$6	$2

Class R6
Distributions reinvested	$5	$1

Change in net assets resulting from Class R6 capital transactions	$5	$1

Select Class
Proceeds from shares issued	$280	$44
Distributions reinvested	1,113	254
Cost of shares redeemed	(4)	(97)

Change in net assets resulting from Select Class capital transactions	$1,389	$201

Total change in net assets resulting from capital transactions	$1,926	$315

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2013 (Unaudited)		Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	22		10
Reinvested	3		—	(a)
Redeemed	(3)		(5)

Change in Class A Shares	22		5

Class C
Issued	4		1
Reinvested	1		—	(a)
Redeemed	(2)		—	(a)

Change in Class C Shares	3		1

Class R2
Issued	—	(a)	—	(a)
Reinvested	1		—	(a)

Change in Class R2 Shares	1		—	(a)

Class R5
Reinvested	1		—	(a)

Change in Class R5 Shares	1		—	(a)

Class R6
Reinvested	—	(a)	—	(a)

Change in Class R6 Shares	—	(a)	—	(a)

Select Class
Issued	13		1
Reinvested	53		15
Redeemed	—	(a)	(5)

Change in Select Class Shares	66		11

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$31,598

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(167,340)
Proceeds from disposition of investment securities	103,433
Covers of investment securities sold short	(36,117)
Proceeds from investment securities sold short	50,157
Purchases of short-term investments, net	(3,983)
Change in unrealized (appreciation)/depreciation on investments	(24,403)
Change in unrealized (appreciation)/depreciation on securities sold short	1,069
Net realized (gain)/loss on investments	(12,771)
Net realized (gain)/loss on securities sold short	6,173
Decrease in deposits at broker for futures contracts	10
Decrease in receivable for investment securities sold	1,214
Increase in interest and dividends from non affiliates receivable	(87)
Increase in variation margin receivable	(19)
Decrease in interest expense payable on securities sold short	(22)
Decrease in payable for investment securities purchased	(3,555)
Decrease in variation margin payable	(13)
Increase in dividends payable on securities sold short	24
Decrease in accrued expenses and other liabilities	(3)

Net cash provided (used) by operating activities	(54,635)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	67,990
Payment for shares redeemed	(13,013)
Cash distributions paid to shareholders (net of reinvestments of $16,524)	(335)

Net cash provided (used) by financing activities	54,642

Net increase/decrease in cash	7

Cash:
Beginning of period	—

End of period	$7

Supplemental disclosure of cash flow information:

The Fund paid $224 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	41

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,507,265

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(4,772,985)
Proceeds from disposition of investment securities	4,654,928
Covers of investment securities sold short	(1,618,204)
Proceeds from investment securities sold short	1,605,947
Sales of short-term investments, net	193,188
Change in unrealized (appreciation)/depreciation on investments	(1,273,684)
Change in unrealized (appreciation)/depreciation on securities sold short	214,395
Net realized (gain)/ loss on investments	(584,286)
Net realized (gain)/ loss on securities sold short	178,359
Decrease in deposits at broker for futures contracts	9,150
Decrease in receivable for investment securities sold	223,915
Increase in interest and dividends from non-affiliates receivable	(1,551)
Decrease in dividends from affiliates receivable	4
Increase in variation margin receivable	(172)
Decrease in interest expense payable on securities sold short	(1,234)
Decrease in payable for investment securities purchased	(366,638)
Decrease in variation margin payable	(182)
Increase in dividends payable on securities sold short	989
Increase in accrued expenses and other liabilities	1,740

Net cash provided (used) by operating activities	(29,056)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	909,034
Payment for shares redeemed	(629,633)
Cash distributions paid to shareholders (net of reinvestments of $536,005)	(249,598)

Net cash provided (used) by financing activities	29,803

Net increase/decrease in cash	747

Cash:
Beginning of period	—

End of period	$747

Supplemental disclosure of cash flow information:

The Fund paid $9,317 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,512

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(7,279)
Proceeds from disposition of investment securities	5,795
Covers of investment securities sold short	(1,565)
Proceeds from investment securities sold short	2,189
Purchases of short-term investments, net	(377)
Change in unrealized (appreciation)/depreciation on investments	(2,655)
Change in unrealized (appreciation)/depreciation on securities sold short	579
Net realized (gain)/ loss on investments	(603)
Net realized (gain)/ loss on securities sold short	249
Decrease in due from Adviser	12
Decrease in receivable for investment securities sold	11
Increase in interest and dividends from non-affiliates receivable	(14)
Increase in variation margin receivable	(2)
Increase in payable for investment securities purchased	413
Decrease in variation margin payable	(1)
Increase in dividends payable on securities sold short	1
Increase in accrued expenses and other liabilities	10

Net cash provided (used) by operating activities	(725)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	825
Payment for shares redeemed	(96)
Cash distributions paid to shareholders (net of reinvestments of $1,195)	(2)

Net cash provided (used) by financing activities	727

Net increase/decrease in cash	2

Cash:
Beginning of period	—

End of period	$2

Supplemental disclosure of cash flow information:

The Fund paid $17 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$15.40	$0.05	(g)	$2.37	$2.42	$(0.10)	$(1.05)	$(1.15)
Year Ended June 30, 2013	13.46	0.19	(g)(h)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(g)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(g)	3.23	3.24	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.79	0.03	(g)	1.07	1.10	(0.05)	—	(0.05)
Year Ended June 30, 2009	15.26	0.03	(g)	(4.50)	(4.47)	—	—	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	14.99	0.01	(g)	2.29	2.30	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(g)(h)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(g)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(g)	3.14	3.10	—	—	—
Year Ended June 30, 2010	10.61	(0.04	)(g)	1.06	1.02	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.08	—	(g)(i)	(4.47)	(4.47)	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	15.51	0.07	(g)	2.39	2.46	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(g)(h)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(g)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(g)	3.22	3.28	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.82	0.06	(g)	1.08	1.14	(0.07)	—	(0.07)
Year Ended June 30, 2009	15.34	0.09	(g)	(4.56)	(4.47)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.30% and 1.85% for the six months ended December 31, 2013, 1.29% and 1.99% for the year ended June 30, 2013, 1.40% and 2.03% for 2012, 1.39% and 1.98% for 2011, 1.39% and 2.00% for 2010, and 1.55% and 2.16% for 2009; for Class C are 1.79% and 2.34% for the six months ended December 31, 2013, 1.78% and 2.48% for the year ended June 30, 2013, 1.90% and 2.53% for 2012, 1.89% and 2.48% for 2011, 1.89% and 2.50% for 2010, 2.23% and 2.69% for 2009; for Select Class are 1.05% and 1.60% for the six months ended December 31, 2013, 1.05% and 1.74% for the year ended June 30, 2013, 1.15% and 1.77% for 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, and 1.43% and 1.95% for 2009, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$16.67	15.95%	$77,986	1.87%	0.62%	2.42%	40%	60%
15.40	19.93	58,372	1.95	1.29 (h)	2.65	101	135
13.46	4.02	41,459	1.91	0.57	2.54	456	583
15.02	27.36	39,904	1.89	0.10	2.48	465	651
11.84	10.15	23,847	1.87	0.24	2.48	679	925
10.79	(29.29)	13,729	1.85	0.33	2.46	504	678

16.23	15.64	790	2.37	0.12	2.92	40	60
14.99	19.36	463	2.44	0.88 (h)	3.14	101	135
13.10	3.49	492	2.41	0.06	3.04	456	583
14.71	26.70	461	2.39	(0.33)	2.98	465	651
11.61	9.61	1,496	2.37	(0.31)	2.98	679	925
10.61	(29.64)	98	2.53	(0.02)	2.98	504	678

16.82	16.14	182,620	1.62	0.88	2.17	40	60
15.51	20.22	116,104	1.71	1.66 (h)	2.40	101	135
13.55	4.33	120,481	1.66	0.83	2.28	456	583
15.08	27.60	123,474	1.64	0.41	2.23	465	651
11.89	10.43	180,298	1.62	0.47	2.23	679	925
10.82	(29.11)	77,768	1.72	0.86	2.25	504	678

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$25.37	$0.03	(g)	$4.51	$4.54	$(0.05)	$(2.31)	$(2.36)
Year Ended June 30, 2013	21.30	0.12	(g)(h)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(g)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(g)	4.54	4.59	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.62	0.05	(g)	2.15	2.20	(0.10)	—	(0.10)
Year Ended June 30, 2009	18.56	0.15	(g)	(3.93)	(3.78)	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2013 (Unaudited)	24.93	(0.04	)(g)	4.44	4.40	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(g)(h)(i)	4.96	4.96	— (i)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(g)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(g)	4.48	4.43	—	—	—
Year Ended June 30, 2010	14.47	(0.04	)(g)	2.12	2.08	(0.05)	—	(0.05)
Year Ended June 30, 2009	18.37	0.08	(g)	(3.88)	(3.80)	(0.10)	—	(0.10)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	25.11	(0.01	)(g)	4.47	4.46	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(g)(h)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.56	0.01	(g)	2.13	2.14	(0.04)	—	(0.04)
November 3, 2008(k) through June 30, 2009	14.29	0.08	(g)	0.39	0.47	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	25.64	0.08	(g)	4.58	4.66	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(g)(h)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)
Year Ended June 30, 2010	14.72	0.11	(g)	2.18	2.29	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.68	0.21	(g)	(3.96)	(3.75)	(0.21)	—	(0.21)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.55	0.06	(g)	4.56	4.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(g)(h)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(g)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(g)	4.57	4.67	(0.09)	—	(0.09)
Year Ended June 30, 2010	14.69	0.09	(g)	2.15	2.24	(0.11)	—	(0.11)
Year Ended June 30, 2009	18.63	0.19	(g)	(3.95)	(3.76)	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.30% and 1.63% for the six months ended December 30, 2013, 1.29% and 1.63% for the year ended June 30, 2013, 1.40% and 1.64% for 2012, 1.39% and 1.63% for 2011, 1.39% and 1.66% for 2010 and 1.35% and 1.73% for 2009; for Class C are 1.80% and 2.13% for the six months ended December 31, 2013, 1.80% and 2.13% for the year ended June 30, 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 1.89% and 2.16% for 2010 and 1.84% and 2.23% for 2009; for Class R2 are 1.55% and 1.88% for the six months ended June 30, 2013, 1.54% and 1.87% for the year ended June 30, 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011, 1.64% and 1.91% for 2010 and 1.65% and 2.02% for 2009; for Class R5 are 0.85% and 1.18% for the six months ended December 31, 2013, 0.85% and 1.19% for the year ended June 30, 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011, 0.94% and 1.21% for 2010 and 0.90% and 1.29% for 2009; for Select Class are 1.05% and 1.38% for the six months ended December 31, 2013, 1.04% and 1.38% for the year ended June 30, 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011, 1.14% and 1.41% for 2010 and 1.09% and 1.48% for 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$27.55	18.35%	$872,573	2.11%	0.19%		2.45%	42%	57%
25.37	25.08	743,290	2.21	0.49	(h)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102
16.72	14.98	428,928	1.98	0.27		2.25	109	150
14.62	(20.23)	154,789	1.76	1.04		2.15	116	153

27.02	18.09	243,288	2.61	(0.31)		2.95	42	57
24.93	24.44	214,660	2.63	0.00	(h)(j)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102
16.50	14.36	138,023	2.48	(0.23)		2.75	109	150
14.47	(20.64)	42,221	2.26	0.55		2.64	116	153

27.25	18.21	4,736	2.36	(0.07)		2.70	42	57
25.11	24.74	3,766	2.46	0.27	(h)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102
16.66	14.70	318	2.23	0.05		2.50	109	150
14.56	3.48	139	2.06	0.90		2.44	116	153

27.83	18.63	235,015	1.66	0.60		2.00	42	57
25.64	25.66	142,927	1.77	0.95	(h)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102
16.87	15.50	9,369	1.53	0.64		1.80	109	150
14.72	(19.89)	88,636	1.32	1.45		1.70	116	153

27.74	18.50	8,246,926	1.86	0.44		2.20	42	57
25.55	25.41	6,969,655	1.97	0.75	(h)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102
16.82	15.22	4,671,839	1.73	0.52		2.00	109	150
14.69	(20.03)	3,474,451	1.51	1.29		1.89	116	153
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$20.00	$0.04	(g)	$3.23	$3.27	$(0.08)	$(1.50)	$(1.58)
Year Ended June 30, 2013	16.59	0.05	(g)(h)	3.72	3.77	(0.13)	(0.23)	(0.36)
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)
April 1, 2010 (i) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	19.85	(0.01	)(g)	3.20	3.19	— (k)	(1.50)	(1.50)
Year Ended June 30, 2013	16.45	(0.04	)(g)(h)	3.70	3.66	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—
April 1, 2010 (i) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—

Class R2
Six Months Ended December 31, 2013 (Unaudited)	19.97	0.01	(g)	3.23	3.24	(0.02)	(1.50)	(1.52)
Year Ended June 30, 2013	16.54	—	(g)(h)(k)	3.72	3.72	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)
April 1, 2010 (i) through June 30, 2010	15.00	—	(k)	(2.00)	(2.00)	—	—	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	20.14	0.11	(g)	3.24	3.35	(0.14)	(1.50)	(1.64)
Year Ended June 30, 2013	16.68	0.13	(g)(h)	3.74	3.87	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)
April 1, 2010 (i) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

Class R6
Six Months Ended December 31, 2013 (Unaudited)	20.16	0.07	(g)	3.29	3.36	(0.15)	(1.50)	(1.65)
Year Ended June 30, 2013	16.69	0.14	(g)(h)	3.75	3.89	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011 (l) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	20.10	0.07	(g)	3.24	3.31	(0.10)	(1.50)	(1.60)
Year Ended June 30, 2013	16.64	0.09	(g)(h)	3.74	3.83	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)
April 1, 2010 (i) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 2.95% for the six months ended December 31, 2013, 1.25% and 2.86% for the year ended June 30, 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.74% and 3.44% for the six months ended December 31, 2013, 1.75% and 3.40% for the year ended June 30, 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 3.19% for the six months ended December 31, 2013, 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.49% for the six months ended December 31, 2013, 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.44% for the six months ended December 31, 2013, 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.69% for the six months ended December 31, 2013, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$21.69	16.69%	$768	2.25%	0.38%		3.94%		27%	37%
20.00	23.01	277	2.52	0.28	(h)	4.13		67	88
16.59	1.77	146	2.34	0.40		4.31		57	75
16.66	28.32	63	2.33	0.19		5.33		91	125
13.01	(13.27)	43	2.35	0.24		7.15	(j)	34	80

21.54	16.42	200	2.74	(0.09)		4.43		27	37
19.85	22.42	116	3.01	(0.23	)(h)	4.67		67	88
16.45	1.18	78	2.84	(0.10)		4.83		57	75
16.60	27.79	55	2.83	(0.31)		5.85		91	125
12.99	(13.40)	43	2.85	(0.26)		7.63	(j)	34	80

21.69	16.57	86	2.49	0.12		4.18		27	37
19.97	22.72	71	2.77	0.01	(h)	4.00		67	88
16.54	1.48	56	2.59	0.16		4.42		57	75
16.64	28.05	56	2.58	(0.05)		5.60		91	125
13.00	(13.33)	43	2.60	(0.01)		7.38	(j)	34	80

21.85	16.98	83	1.79	1.02		3.48		27	37
20.14	23.51	71	2.07	0.71	(h)	3.72		67	88
16.68	2.20	57	1.89	0.86		3.88		57	75
16.71	29.00	56	1.88	0.64		4.90		91	125
13.02	(13.20)	43	1.90	0.69		6.68	(j)	34	80

21.87	17.02	73	1.74	0.63		3.43		27	37
20.16	23.61	62	2.02	0.76	(h)	3.67		67	88
16.69	2.27	50	1.84	0.91		3.83		57	75
16.71	(1.65)	49	1.83	0.58		4.58	(j)	91	125

21.81	16.83	16,558	1.99	0.62		3.68		27	37
20.10	23.33	13,930	2.27	0.51	(h)	3.93		67	88
16.64	1.97	11,344	2.09	0.66		4.08		57	75
16.69	28.67	11,005	2.08	0.44		5.10		91	125
13.02	(13.20)	8,548	2.10	0.49		6.89	(j)	34	80
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Since the close of business September 2, 2011, all share classes of the U.S. Large Cap Core Plus Fund have been publicly offered on a limited basis. Between March 3, 2014 and April 17, 2014, the JPMorgan U.S. Large Cap Core Plus Fund will no longer be publicly offered on a limited basis. Effective as of the close of business on April 17, 2014, the Fund will be publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Offi-

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

cer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$327,704	$—	$—	$327,704

Liabilities (a)	$(67,612)	$—	$—	$(67,612)

Appreciation in Other Financial Instruments
Futures Contracts	$134	$—	$—	$134

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,282,807	$—	$—	$12,282,807

Total Liabilities (a)	$(2,685,125)	$—	$—	$(2,685,125)

Appreciation in Other Financial Instruments
Futures Contracts	$1,787	$—	$—	$1,787

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$24,518	$40	$—	$24,558

Total Liabilities (a)	$(6,449)	$—	$—	$(6,449)

Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—	$12

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Regulation S under the Securities Act.

As of December 31, 2013, there were no investments in illiquid securities held by the Funds.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions. The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$6,226	$135,024	$268
Ending Notional Balance Long	5,339	49,434	368

The Fund’s futures contracts are not subject to master netting arrangements.

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2013, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each fund is as follows:

U.S. Dynamic Plus Fund*	1.00%
U.S. Large Cap Core Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

*	Prior to August 30, 2013, the rate for U.S. Dynamic Plus Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$1		$—
U.S. Large Cap Core Plus Fund	28		—	(a)
U.S. Research Equity Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

54	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$224	$89	$263	$576	$—
U.S. Large Cap Core Plus Fund	8,783	3,776	2,244	14,803	—
U.S. Research Equity Plus Fund	81	7	—	88	49

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$6
U.S. Large Cap Core Plus Fund	230

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$167,340	$103,433	$50,157	$36,117
U.S. Large Cap Core Plus Fund	4,772,985	4,654,928	1,605,947	1,618,204
U.S. Research Equity Plus Fund	7,279	5,795	2,189	1,565

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$262,929	$65,256	$481	$64,775
U.S. Large Cap Core Plus Fund	8,669,993	3,624,634	11,820	3,612,814
U.S. Research Equity Plus Fund	18,444	6,175	61	6,114

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Large Cap Core Plus Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Fund:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	66.7%

Additionally, U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

As of December 31, 2013, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Adviser.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2013, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group for securities sold short and the U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

56	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013 and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,159.50	$10.18	1.87%
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C
Actual	1,000.00	1,156.40	12.88	2.37
Hypothetical	1,000.00	1,013.26	12.03	2.37
Select Class
Actual	1,000.00	1,161.40	8.83	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,183.50	11.61	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Class C
Actual	1,000.00	1,180.90	14.35	2.61
Hypothetical	1,000.00	1,012.05	13.24	2.61
Class R2
Actual	1,000.00	1,182.10	12.98	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class R5
Actual	1,000.00	1,186.30	9.15	1.66
Hypothetical	1,000.00	1,016.64	8.44	1.66
Select Class
Actual	1,000.00	1,185.00	10.24	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,166.90	$12.23	2.25%
Hypothetical	1,000.00	1,013.91	11.37	2.25
Class C
Actual	1,000.00	1,164.20	14.95	2.74
Hypothetical	1,000.00	1,011.39	13.89	2.74
Class R2
Actual	1,000.00	1,165.70	13.59	2.49
Hypothetical	1,000.00	1,012.65	12.63	2.49
Class R5
Actual	1,000.00	1,169.80	9.73	1.79
Hypothetical	1,000.00	1,016.23	9.05	1.79
Class R6
Actual	1,000.00	1,170.20	9.52	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,168.30	10.88	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

58	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information received about the Funds from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the

60	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the fourth, third and third quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the first, third and first quintiles for Class A shares and in the first, second and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012 and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each

Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser, JPMDS and JPMFM agreed to make additional fee waivers and/or expense reimbursement for the U.S. Dynamic Plus Fund effective September 1, 2013. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee for Class A and Select Class shares was in the third and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, including the additional fee waivers that would take place on September 1, 2013, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the third and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	61

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-PLUS-1213

Semi-Annual Report

J.P. Morgan Funds

December 31, 2013 (Unaudited)

JPMorgan Alternative Strategies Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	2.97%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

Net Assets as of 12/31/2013	$10,720,051

INVESTMENT OBJECTIVE**

The JPMorgan Alternative Strategies Fund (the “Fund”) seeks to provide capital appreciation.

Effective August 1, 2013, the Fund’s investment objective changed and certain of the Fund’s investment strategies changed. The Fund’s investment performance through July 31, 2013 would have been different if the Fund were managed using the strategies in effect as of August 1, 2013.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales, and a rebound in consumer sentiment to a five-month high in December. The Russell 1000 Index returned 16.86% for the six months ended December 31, 2013, while the Russell 3000 Index returned 17.09%.

U.S. large cap growth stocks outperformed U.S. large cap value stocks, as the Russell 1000 Growth Index returned 19.39%, compared with the 14.34% return for the Russell 1000 Value Index. U.S. mid cap stocks slightly underperformed U.S. large cap stocks with a 16.73% return for the Russell Midcap Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund allocated its assets into underlying funds, which included exchange traded funds (ETFs) and other J.P. Morgan Funds. The Fund also invested in individual securities. The Fund’s long/short equity strategies contributed to performance. The underlying J.P. Morgan Funds that invested in real estate investment trusts (REITs) and emerging market debt detracted from the Fund’s return as concerns about Fed tapering and rising interest rates came to the forefront.

HOW WAS THE FUND POSITIONED?

The Fund invested in a broad range of alternative asset classes and strategies. The Fund seeks to manage volatility in the overall portfolio by allocating its assets across these asset classes and strategies and by considering future return expectations versus the anticipated risk level for specific investments. The Fund attempted to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate securities.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan Research Market Neutral Fund, Select Class Shares	10.1%
2.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	10.1
3.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	10.0
4.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	9.3
5.	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	9.2
6.	JPMorgan Floating Rate Income Fund, Select Class Shares	7.1
7.	JPMorgan International Equity Fund, Select Class Shares	3.8
8.	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	2.9
9.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	2.0
10.	JPMorgan Ex-G4 Currency Strategies Fund, Select Class Shares	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	United Bankshares, Inc.	5.4%
2.	M&T Bank Corp.	2.6
3.	Cheniere Energy, Inc.	0.6
4.	Sprint Corp.	0.6
5.	Nielsen Holdings N.V.	0.5
6.	Salesforce.com, Inc.	0.5
7.	Charles Schwab Corp. (The)	0.5
8.	Eaton Corp. plc (Ireland)	0.5
9.	Avago Technologies Ltd. (Singapore)	0.5
10.	Wabtec Corp.	0.5

LONG PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	34.9%
Fixed Income	29.6
Alternative Assets	21.3
International Equity	7.4
Money Market	4.6
U.S. Treasury Obligations	2.2

SHORT PORTFOLIO COMPOSITION BY ASSET CLASS****
U.S. Equity	95.6%
International Equity	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective August 1, 2013, the Fund’s investment objective changed to the Fund seeks to provide capital appreciation.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/1/10
Without Sales Charge		2.87%	1.22%	1.06%	1.11%
With Sales Charge**		(1.77)	(3.33)	(0.47)	(0.21)
CLASS C SHARES	7/1/10
Without CDSC		2.62	0.70	0.55	0.60
With CDSC***		1.62	(0.30)	0.55	0.60
CLASS R5 SHARES	7/1/10	3.07	1.64	1.50	1.56
SELECT CLASS SHARES	7/1/10	2.97	1.37	1.29	1.35

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/01/10 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective August 1, 2013, the Fund’s investment objective and some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and Barclays U.S. Aggregate Index from July 1, 2010 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers—Seasonally Adjusted, S&P 500 Index and Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers—Seasonally Adjusted of the Bureau of Labor Sta-

tistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 1, 2010 until August 1, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2013

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.6% (j)
Common Stocks — 13.2%
	Consumer Discretionary — 1.6%
	Auto Components — 0.2%
200	Aisin Seiki Co., Ltd., (Japan)	8,131
257	Goodyear Tire & Rubber Co. (The)	6,129
20	Visteon Corp. (a)	1,638

		15,898

	Automobiles — 0.1%
303	Ford Motor Co.	4,675
600	Mitsubishi Motors Corp., (Japan) (a)	6,455

		11,130

	Diversified Consumer Services — 0.1%
124	Apollo Education Group, Inc. (a)	3,388
174	DeVry Education Group, Inc.	6,177

		9,565

	Hotels, Restaurants & Leisure — 0.2%
44	Bally Technologies, Inc. (a)	3,452
128	Brinker International, Inc.	5,931
225	Penn National Gaming, Inc. (a)	3,224
354	Wendy’s Co. (The)	3,087
117	Wyndham Worldwide Corp.	8,622

		24,316

	Household Durables — 0.2%
32	Jarden Corp. (a)	1,963
438	PulteGroup, Inc.	8,922
300	Sony Corp., (Japan), ADR	5,187
54	Whirlpool Corp.	8,471

		24,543

	Internet & Catalog Retail — 0.1%
71	Expedia, Inc.	4,946
309	Groupon, Inc. (a)	3,637
10	Netflix, Inc. (a)	3,681

		12,264

	Media — 0.2%
293	Cablevision Systems Corp., Class A	5,253
166	Regal Entertainment Group, Class A	3,229
104	Starz, Series A (a)	3,041
43	Viacom, Inc., Class B	3,756

		15,279

	Multiline Retail — 0.1%
61	Dollar General Corp. (a)	3,679
64	Dollar Tree, Inc. (a)	3,611
75	Macy’s, Inc.	4,005

		11,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.3%
55	Bed Bath & Beyond, Inc. (a)	4,417
102	Best Buy Co., Inc.	4,068
81	Foot Locker, Inc.	3,357
51	GameStop Corp., Class A	2,512
103	Gap, Inc. (The)	4,025
102	Guess?, Inc.	3,169
54	Home Depot, Inc. (The)	4,446
60	Lowe’s Cos., Inc.	2,973
25	O’Reilly Automotive, Inc. (a)	3,218
183	Staples, Inc.	2,908

		35,093

	Textiles, Apparel & Luxury Goods — 0.1%
114	Hanesbrands, Inc.	8,011

	Total Consumer Discretionary	167,394

	Consumer Staples — 0.6%
	Beverages — 0.1%
300	Coca-Cola West Co., Ltd., (Japan)	6,354
89	Dr. Pepper Snapple Group, Inc.	4,336
66	Molson Coors Brewing Co., Class B	3,706

		14,396

	Food & Staples Retailing — 0.1%
136	Kroger Co. (The)	5,376

	Food Products — 0.3%
101	Archer-Daniels-Midland Co.	4,383
67	Bunge Ltd.	5,501
272	Dean Foods Co. (a)	4,676
119	General Mills, Inc.	5,939
53	Green Mountain Coffee Roasters, Inc. (a)	4,006
116	Pinnacle Foods, Inc.	3,185
84	Tyson Foods, Inc., Class A	2,811

		30,501

	Personal Products — 0.1%
56	Herbalife Ltd., (Cayman Islands)	4,407
38	Nu Skin Enterprises, Inc., Class A	5,253

		9,660

	Tobacco — 0.0% (g)
81	Lorillard, Inc.	4,105

	Total Consumer Staples	64,038

	Energy — 0.9%
	Energy Equipment & Services — 0.2%
80	Baker Hughes, Inc.	4,421
93	Diamond Offshore Drilling, Inc.	5,294

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Energy Equipment & Services — Continued
55	Halliburton Co.	2,791
45	Helmerich & Payne, Inc.	3,784
34	Oil States International, Inc. (a)	3,458
53	Rowan Cos. plc, Class A (a)	1,874
73	Seadrill Ltd., (Bermuda)	2,999

		24,621

	Oil, Gas & Consumable Fuels — 0.7%
66	Anadarko Petroleum Corp.	5,235
232	Chesapeake Energy Corp.	6,296
28	Chevron Corp.	3,497
86	ConocoPhillips	6,076
38	Continental Resources, Inc. (a)	4,276
333	Denbury Resources, Inc. (a)	5,471
107	Devon Energy Corp.	6,620
480	Linn Energy LLC	14,779
42	Marathon Petroleum Corp.	3,853
40	Oasis Petroleum, Inc. (a)	1,879
46	SM Energy Co.	3,823
169	Vanguard Natural Resources LLC	4,989
48	Whiting Petroleum Corp. (a)	2,970

		69,764

	Total Energy	94,385

	Financials — 3.1%
	Capital Markets — 0.2%
186	E*TRADE Financial Corp. (a)	3,653
22	Goldman Sachs Group, Inc. (The)	3,900
224	Morgan Stanley	7,025
50	Waddell & Reed Financial, Inc., Class A	3,256

		17,834

	Commercial Banks — 1.0%
267	Associated Banc-Corp.	4,646
122	East West Bancorp, Inc.	4,266
332	Fifth Third Bancorp	6,982
427	Huntington Bancshares, Inc.	4,120
900	Mitsubishi UFJ Financial Group, Inc., (Japan)	5,975
84	PNC Financial Services Group, Inc. (The)	6,517
200	Sumitomo Mitsui Financial Group, Inc., (Japan)	10,401
68	TCF Financial Corp.	1,105
3,327	Virginia Commerce Bancorp, Inc. (a)	56,526
147	Wells Fargo & Co.	6,674

		107,212

	Consumer Finance — 0.1%
288	SLM Corp.	7,569

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.9%
180	Bank of America Corp.	2,803
866	Citigroup, Inc.	45,127
2,230	ING Groep N.V., (Netherlands), CVA (a)	31,150
40	McGraw Hill Financial, Inc.	3,128
49	Moody’s Corp.	3,845
174	NASDAQ OMX Group, Inc. (The)	6,925

		92,978

	Insurance — 0.7%
121	Allstate Corp. (The)	6,599
2	Assurant, Inc.	133
114	Assured Guaranty Ltd., (Bermuda)	2,689
48	Endurance Specialty Holdings Ltd., (Bermuda)	2,816
50	Everest Re Group Ltd., (Bermuda)	7,794
28	Hanover Insurance Group, Inc. (The)	1,672
232	Hartford Financial Services Group, Inc.	8,405
164	Lincoln National Corp.	8,466
60	PartnerRe Ltd., (Bermuda)	6,326
50	Prudential Financial, Inc.	4,611
60	RenaissanceRe Holdings Ltd., (Bermuda)	5,840
200	Tokio Marine Holdings, Inc., (Japan)	6,694
73	Travelers Cos., Inc. (The)	6,609
83	Unum Group	2,912

		71,566

	Real Estate Management & Development — 0.0% (g)
81	Realogy Holdings Corp. (a)	4,007

	Thrifts & Mortgage Finance — 0.2%
2,615	Hudson City Bancorp, Inc.	24,659
77	Nationstar Mortgage Holdings, Inc. (a)	2,846

		27,505

	Total Financials	328,671

	Health Care — 2.4%
	Biotechnology — 0.2%
47	Amgen, Inc.	5,366
16	Celgene Corp. (a)	2,703
73	Incyte Corp., Ltd. (a)	3,696
36	Seattle Genetics, Inc. (a)	1,436
35	United Therapeutics Corp. (a)	3,958
31	Vertex Pharmaceuticals, Inc. (a)	2,303

		19,462

	Health Care Equipment & Supplies — 0.2%
59	Alere, Inc. (a)	2,136
281	Boston Scientific Corp. (a)	3,378
91	CareFusion Corp. (a)	3,624

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
78	Hill-Rom Holdings, Inc.	3,224
134	Medtronic, Inc.	7,690
115	St. Jude Medical, Inc.	7,124

		27,176

	Health Care Providers & Services — 0.3%
68	Cardinal Health, Inc.	4,543
72	HCA Holdings, Inc. (a)	3,435
62	LifePoint Hospitals, Inc. (a)	3,276
30	McKesson Corp.	4,842
127	Omnicare, Inc.	7,666
113	VCA Antech, Inc. (a)	3,544
81	WellPoint, Inc.	7,483

		34,789

	Life Sciences Tools & Services — 0.6%
805	Life Technologies Corp. (a)	61,019

	Pharmaceuticals — 1.1%
83	Eli Lilly & Co.	4,233
1,400	Hi-Tech Pharmacal Co., Inc. (a)	60,746
59	Jazz Pharmaceuticals plc, (Ireland) (a)	7,467
135	Pfizer, Inc.	4,135
300	Shionogi & Co., Ltd., (Japan)	6,513
700	ViroPharma, Inc. (a)	34,895

		117,989

	Total Health Care	260,435

	Industrials — 1.7%
	Aerospace & Defense — 0.2%
10	Alliant Techsystems, Inc.	1,217
48	Boeing Co. (The)	6,552
348	Exelis, Inc.	6,633
35	General Dynamics Corp.	3,344
15	Huntington Ingalls Industries, Inc.	1,350
28	L-3 Communications Holdings, Inc.	2,992
20	Northrop Grumman Corp.	2,292
41	Spirit Aerosystems Holdings, Inc., Class A (a)	1,397

		25,777

	Air Freight & Logistics — 0.1%
49	FedEx Corp.	7,045

	Airlines — 0.2%
148	Delta Air Lines, Inc.	4,066
200	Japan Airlines Co., Ltd., (Japan)	9,866
198	Southwest Airlines Co.	3,730

		17,662

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.1%
40	Lennox International, Inc.	3,402
304	Masco Corp.	6,922

		10,324

	Commercial Services & Supplies — 0.1%
79	KAR Auction Services, Inc.	2,334
147	Pitney Bowes, Inc.	3,425
164	R.R. Donnelley & Sons Co.	3,326

		9,085

	Construction & Engineering — 0.1%
175	AECOM Technology Corp. (a)	5,150
29	Fluor Corp.	2,328
19	Jacobs Engineering Group, Inc. (a)	1,197

		8,675

	Electrical Equipment — 0.1%
169	Babcock & Wilcox Co. (The)	5,778
60	Rockwell Automation, Inc.	7,090

		12,868

	Industrial Conglomerates — 0.1%
9	3M Co.	1,262
250	General Electric Co.	7,008

		8,270

	Machinery — 0.4%
122	AGCO Corp.	7,221
89	Crane Co.	5,985
26	Dover Corp.	2,510
24	Flowserve Corp.	1,892
86	IDEX Corp.	6,351
156	ITT Corp.	6,774
65	Joy Global, Inc.	3,802
56	Manitowoc Co., Inc. (The)	1,306
22	Oshkosh Corp.	1,108
85	Terex Corp.	3,569
20	Trinity Industries, Inc.	1,090
37	Valmont Industries, Inc.	5,518

		47,126

	Marine — 0.0% (g)
32	Kirby Corp. (a)	3,176

	Professional Services — 0.1%
54	Manpowergroup, Inc.	4,637
28	Towers Watson & Co., Class A	3,573

		8,210

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Road & Rail — 0.1%
69	Con-way, Inc.	2,740
215	CSX Corp.	6,186
16	Norfolk Southern Corp.	1,485

		10,411

	Trading Companies & Distributors — 0.1%
1,000	Marubeni Corp., (Japan)	7,199
90	MRC Global, Inc. (a)	2,904
56	United Rentals, Inc. (a)	4,365

		14,468

	Total Industrials	183,097

	Information Technology — 1.5%
	Communications Equipment — 0.1%
132	Cisco Systems, Inc.	2,963
262	Polycom, Inc. (a)	2,942
58	QUALCOMM, Inc.	4,307

		10,212

	Computers & Peripherals — 0.1%
150	Lexmark International, Inc., Class A	5,328
89	NetApp, Inc.	3,661

		8,989

	Electronic Equipment, Instruments & Components — 0.2%
79	Avnet, Inc.	3,485
500	FUJIFILM Holdings Corp., (Japan)	14,193
67	TE Connectivity Ltd., (Switzerland)	3,692

		21,370

	Internet Software & Services — 0.1%
78	Facebook, Inc., Class A (a)	4,264
6	Google, Inc., Class A (a)	6,724
16	LinkedIn Corp., Class A (a)	3,469

		14,457

	IT Services — 0.4%
105	Amdocs Ltd.	4,330
250	Booz Allen Hamilton Holding Corp.	4,787
82	Broadridge Financial Solutions, Inc.	3,241
138	Computer Sciences Corp.	7,711
36	DST Systems, Inc.	3,267
56	Gartner, Inc. (a)	3,979
171	Genpact Ltd., (Bermuda) (a)	3,141
44	Leidos Holdings, Inc.	2,046
103	NeuStar, Inc., Class A (a)	5,136
115	Total System Services, Inc.	3,827

		41,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Office Electronics — 0.0% (g)
317	Xerox Corp.	3,858

	Semiconductors & Semiconductor Equipment — 0.3%
277	Broadcom Corp., Class A	8,213
359	Freescale Semiconductor Ltd. (a)	5,762
44	KLA-Tencor Corp.	2,836
268	Marvell Technology Group Ltd., (Bermuda)	3,854
208	Maxim Integrated Products, Inc.	5,805
204	OmniVision Technologies, Inc. (a)	3,509
414	ON Semiconductor Corp. (a)	3,412

		33,391

	Software — 0.3%
203	CA, Inc.	6,831
189	Electronic Arts, Inc. (a)	4,336
57	Intuit, Inc.	4,350
180	Microsoft Corp.	6,737
128	Oracle Corp.	4,897
42	VMware, Inc., Class A (a)	3,768

		30,919

	Total Information Technology	164,661

	Materials — 0.7%
	Chemicals — 0.3%
63	Cytec Industries, Inc.	5,869
83	Dow Chemical Co. (The)	3,685
40	LyondellBasell Industries N.V., Class A	3,211
18	NewMarket Corp.	6,015
13	PPG Industries, Inc.	2,466
18	Scotts Miracle-Gro Co. (The), Class A	1,120
2,000	Sumitomo Chemical Co., Ltd., (Japan)	7,850
43	W.R. Grace & Co. (a)	4,251

		34,467

	Containers & Packaging — 0.2%
109	Avery Dennison Corp.	5,471
165	Owens-Illinois, Inc. (a)	5,904
23	Packaging Corp. of America	1,455
38	Rock Tenn Co., Class A	3,990
192	Sealed Air Corp.	6,538

		23,358

	Metals & Mining — 0.1%
78	Reliance Steel & Aluminum Co.	5,915
305	Steel Dynamics, Inc.	5,960

		11,875

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Paper & Forest Products — 0.1%
83	Schweitzer-Mauduit International, Inc.	4,272

	Total Materials	73,972

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
1,170	Frontier Communications Corp.	5,440
100	Nippon Telegraph & Telephone Corp., (Japan)	5,386
63	Verizon Communications, Inc.	3,096

		13,922

	Wireless Telecommunication Services — 0.0% (g)
95	T-Mobile US, Inc. (a)	3,196

	Total Telecommunication Services	17,118

	Utilities — 0.5%
	Electric Utilities — 0.2%
152	Edison International	7,038
51	Entergy Corp.	3,227
135	Exelon Corp.	3,698
200	Hokuriku Electric Power Co., (Japan)	2,716
226	PPL Corp.	6,800
168	Westar Energy, Inc.	5,404

		28,883

	Gas Utilities — 0.1%
97	AGL Resources, Inc.	4,581
43	Atmos Energy Corp.	1,953
141	Questar Corp.	3,242

		9,776

	Independent Power Producers & Energy Traders — 0.1%
543	AES Corp.	7,879

	Multi-Utilities — 0.1%
98	PG&E Corp.	3,947
124	Public Service Enterprise Group, Inc.	3,973

		7,920

	Total Utilities	54,458

	Total Common Stocks (Cost $1,297,171)	1,408,229

PRINCIPAL AMOUNT($)
Corporate Bonds — 3.3%
	Consumer Discretionary — 0.5%
	Hotels, Restaurants & Leisure — 0.0% (g)
2,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.000%, 10/01/20 (e)	2,080

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
2,000	CCM Merger, Inc., 9.125%, 05/01/19 (e)	2,090

		4,170

	Internet & Catalog Retail — 0.5%
50,000	Sitel LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	53,375

	Total Consumer Discretionary	57,545

	Consumer Staples — 0.2%
	Food & Staples Retailing — 0.2%
25,000	New Albertsons, Inc., 7.450%, 08/01/29	20,500

	Financials — 0.8%
	Diversified Financial Services — 0.8%
50,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	40,125
50,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	46,000
2,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	2,055

	Total Financials	88,180

	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
10,000	inVentiv Health, Inc., 11.000%, 08/15/18 (e)	8,850

	Industrials — 0.7%
	Commercial Services & Supplies — 0.2%
25,000	Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)	25,063

	Marine — 0.5%
50,000	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21 (e)	54,125

	Total Industrials	79,188

	Information Technology — 0.5%
	Communications Equipment — 0.5%
50,000	Avaya, Inc., 7.000%, 04/01/19 (e)	49,000

	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
2,000	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	2,020

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.2%
15,000	Broadview Networks Holdings, Inc., 10.500%, 11/15/17	14,925

	Wireless Telecommunication Services — 0.3%
10,000	NII Capital Corp., 7.625%, 04/01/21	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
40,000	NII International Telecom S.C.A., (Luxembourg), 7.875%, 08/15/19 (e)	30,200

		34,300

	Total Telecommunication Services	49,225

	Total Corporate Bonds (Cost $371,600)	354,508

SHARES
Exchange Traded Fund — 0.2%
	Alternative Assets — 0.2%
538	ProShares Ultra Gold (a) (Cost $28,380)	22,198

Investment Companies — 68.5% (b)
	Alternative Assets — 20.8%
7,260	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	95,691
105,282	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	1,063,346
70,335	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	1,071,207

	Total Alternative Assets	2,230,244

	Fixed Income — 23.7%
33,315	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	308,497
21,072	JPMorgan Ex-G4 Currency Strategies Fund, Select Class Shares	206,925
74,506	JPMorgan Floating Rate Income Fund, Select Class Shares	752,511
20,400	JPMorgan Inflation Managed Bond Fund, Select Class Shares	211,749
88,987	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	1,058,058

	Total Fixed Income	2,537,740

	International Equity — 5.8%
8,343	JPMorgan Emerging Economies Fund, Select Class Shares	110,038
4,777	JPMorgan Emerging Markets Equity Fund, Select Class Shares	107,821
24,533	JPMorgan International Equity Fund, Select Class Shares	403,570

	Total International Equity	621,429

	U.S. Equity — 18.2%
57,894	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	973,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
35,311	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	979,536

	Total U.S. Equity	1,952,729

	Total Investment Companies (Cost $7,231,547)	7,342,142

PRINCIPAL AMOUNT($)
Loan Assignments — 2.2%
	Consumer Discretionary — 1.8%
	Hotels, Restaurants & Leisure — 0.4%
50,000	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.488%, 01/28/18	47,677

	Media — 1.0%
50,000	Clear Channel Communications, Inc., Term Loan D, VAR, 6.919%, 01/23/19	47,688
	R.H. Donnelley, Inc., Exit Term Loan,
6,198	VAR, 9.750%, 12/31/16 ^	3,752
6,999	VAR, 9.750%, 12/31/16 ^	4,237
50,000	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16	49,208

		104,885

	Specialty Retail — 0.4%
	Gymboree Corp. (The), Initial Term Loan (A & R),
1,300	VAR, 5.000%, 02/23/18	1,213
48,700	VAR, 5.000%, 02/23/18	45,433

		46,646

	Total Consumer Discretionary	199,208

	Health Care — 0.4%
	Health Care Providers & Services — 0.4%
40,000	inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16	39,500

	Total Loan Assignments (Cost $237,916)	238,708

SHARES
Master Limited Partnerships — 4.5%
173	Access Midstream Partners LP	9,788
55	Alliance Resource Partners LP	4,235
99	AmeriGas Partners LP	4,413
171	Atlas Pipeline Partners LP	5,994
267	Boardwalk Pipeline Partners LP	6,814
238	BreitBurn Energy Partners LP	4,841

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Master Limited Partnerships — Continued
227	Buckeye Partners LP	16,119
127	Calumet Specialty Products Partners LP	3,305
126	Crestwood Midstream Partners LP	3,136
39	Crosstex Energy LP	1,076
141	DCP Midstream Partners LP	7,099
315	El Paso Pipeline Partners LP	11,340
465	Enbridge Energy Partners LP	13,890
636	Energy Transfer Partners LP	36,411
1,275	Enterprise Products Partners LP	84,533
88	EV Energy Partner LP	2,986
103	Ferrellgas Partners LP	2,364
148	Genesis Energy LP	7,780
638	Kinder Morgan Energy Partners LP	51,461
106	Legacy Reserves LP	2,985
538	Magellan Midstream Partners LP	34,039
300	MarkWest Energy Partners LP	19,839
167	Natural Resource Partners LP	3,330
142	NuStar Energy LP	7,241
317	ONEOK Partners LP	16,690
56	PAA Natural Gas Storage LP	1,288
739	Plains All American Pipeline LP	38,258
212	PVR Partners LP	5,688
323	Regency Energy Partners LP	8,482
95	Spectra Energy Partners LP	4,308
127	Suburban Propane Partners LP	5,956
188	Sunoco Logistics Partners LP	14,190
194	Targa Resources Partners LP	10,146
98	TC Pipelines LP	4,746
89	Teekay LNG Partners LP, (Bermuda)	3,801
120	Teekay Offshore Partners LP, (Bermuda)	3,971
54	Tesoro Logistics LP	2,826
129	Western Gas Partners LP	7,958
267	Williams Partners LP	13,580

	Total Master Limited Partnerships (Cost $432,115)	486,907

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 2.2%
	U.S. Treasury Inflation Indexed Notes,
184,500	0.125%, 04/15/16	200,443
25,000	2.000%, 07/15/14 (k)	31,657

	Total U.S. Treasury Obligations (Cost $231,709)	232,100

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
482,422	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $482,422)	482,422

	Total Investments — 98.6% (Cost $10,312,860)	10,567,214
	Other Assets in Excess of Liabilities — 1.4%	152,837

	NET ASSETS — 100.0%	$10,720,051

Short Positions — 9.9%
Common Stocks — 9.9%
	Consumer Discretionary — 1.4%
	Auto Components — 0.1%
73	Allison Transmission Holdings, Inc.	2,015
56	BorgWarner, Inc.	3,131
53	Delphi Automotive plc, (United Kingdom)	3,187

		8,333

	Automobiles — 0.1%
61	General Motors Co. (a)	2,493
28	Tesla Motors, Inc. (a)	4,211
26	Thor Industries, Inc.	1,436

		8,140

	Distributors — 0.1%
35	Genuine Parts Co.	2,912
147	LKQ Corp. (a)	4,836

		7,748

	Diversified Consumer Services — 0.0% (g)
67	H&R Block, Inc.	1,946
76	Service Corp. International	1,378

		3,324

	Hotels, Restaurants & Leisure — 0.2%
98	Burger King Worldwide, Inc.	2,240
126	Carnival Corp.	5,062
8	Chipotle Mexican Grill, Inc. (a)	4,262
26	Darden Restaurants, Inc.	1,414
17	Dunkin’ Brands Group, Inc.	819
20	Marriott International, Inc., Class A	987
148	Norwegian Cruise Line Holdings Ltd. (a)	5,250
47	Royal Caribbean Cruises Ltd.	2,229
48	Yum! Brands, Inc.	3,629

		25,892

	Household Durables — 0.1%
101	D.R. Horton, Inc. (a)	2,254
30	Lennar Corp., Class A	1,187

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	11

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Household Durables — Continued
76	Standard Pacific Corp. (a)	688
64	Tempur Sealy International, Inc. (a)	3,453
140	Toll Brothers, Inc. (a)	5,180

		12,762

	Leisure Equipment & Products — 0.0% (g)
14	Hasbro, Inc.	770

	Media — 0.3%
37	Comcast Corp., Class A	1,923
24	Discovery Communications, Inc., Class A (a)	2,170
38	DreamWorks Animation SKG, Inc., Class A (a)	1,349
59	Lamar Advertising Co., Class A (a)	3,083
58	Liberty Global plc, (United Kingdom), Class A (a)	5,161
16	Liberty Media Corp., Series A (a)	2,343
40	Madison Square Garden Co. (The), Class A (a)	2,303
259	News Corp., Class A (a)	4,667
69	Thomson Reuters Corp.	2,610
31	Time Warner, Inc.	2,161
64	Twenty-First Century Fox, Inc., Class A	2,252
40	Walt Disney Co. (The)	3,056

		33,078

	Multiline Retail — 0.1%
14	Dillard’s, Inc., Class A	1,361
30	Family Dollar Stores, Inc.	1,949
201	J.C. Penney Co., Inc. (a)	1,839
34	Target Corp.	2,151

		7,300

	Specialty Retail — 0.3%
91	Aaron’s, Inc.	2,675
71	Abercrombie & Fitch Co., Class A	2,337
23	Advance Auto Parts, Inc.	2,546
173	American Eagle Outfitters, Inc.	2,491
60	Ascena Retail Group, Inc. (a)	1,270
98	CarMax, Inc. (a)	4,608
35	Dick’s Sporting Goods, Inc.	2,033
30	DSW, Inc., Class A	1,282
64	Sally Beauty Holdings, Inc. (a)	1,935
60	Signet Jewelers Ltd., (Bermuda)	4,722
22	Tiffany & Co.	2,041
29	Tractor Supply Co.	2,250
18	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,737
33	Williams-Sonoma, Inc.	1,923

		33,850

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.1%
24	Carter’s, Inc.	1,723
34	PVH Corp.	4,625
13	Ralph Lauren Corp.	2,295
59	Under Armour, Inc., Class A (a)	5,151

		13,794

	Total Consumer Discretionary	154,991

	Consumer Staples — 0.6%
	Beverages — 0.1%
52	Beam, Inc.	3,539
47	Brown-Forman Corp., Class B	3,552
55	Coca-Cola Co. (The)	2,272
48	Monster Beverage Corp. (a)	3,253

		12,616

	Food & Staples Retailing — 0.1%
35	CVS Caremark Corp.	2,505
52	Fresh Market, Inc. (The) (a)	2,106
39	Whole Foods Market, Inc.	2,255

		6,866

	Food Products — 0.2%
107	Campbell Soup Co.	4,631
146	Flowers Foods, Inc.	3,135
11	Hershey Co. (The)	1,070
42	Hormel Foods Corp.	1,897
28	Ingredion, Inc.	1,917
16	JM Smucker Co. (The)	1,658
24	Kraft Foods Group, Inc.	1,294
47	McCormick & Co., Inc. (Non-Voting)	3,239
40	Mead Johnson Nutrition Co.	3,350
116	WhiteWave Foods Co., Class A (a)	2,661

		24,852

	Household Products — 0.1%
58	Church & Dwight Co., Inc.	3,844
20	Clorox Co. (The)	1,855
49	Procter & Gamble Co. (The)	3,989

		9,688

	Personal Products — 0.0% (g)
30	Estee Lauder Cos., Inc. (The), Class A	2,260

	Tobacco — 0.1%
46	Philip Morris International, Inc.	4,008
8	Universal Corp.	437

		4,445

	Total Consumer Staples	60,727

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Energy — 0.9%
	Energy Equipment & Services — 0.2%
80	Cameron International Corp. (a)	4,763
54	Dresser-Rand Group, Inc. (a)	3,220
17	Dril-Quip, Inc. (a)	1,869
40	FMC Technologies, Inc. (a)	2,088
325	McDermott International, Inc. (a)	2,977
24	Oceaneering International, Inc.	1,893
100	RPC, Inc.	1,785
22	Tidewater, Inc.	1,304

		19,899

	Oil, Gas & Consumable Fuels — 0.7%
152	Cheniere Energy, Inc. (a)	6,554
182	Cobalt International Energy, Inc. (a)	2,994
77	CONSOL Energy, Inc.	2,929
24	Energen Corp.	1,698
13	EOG Resources, Inc.	2,182
22	Exxon Mobil Corp.	2,226
65	Golar LNG Ltd., (Bermuda)	2,359
57	Gulfport Energy Corp. (a)	3,599
61	Hess Corp.	5,063
91	HollyFrontier Corp.	4,522
305	Kosmos Energy Ltd., (Bermuda) (a)	3,410
58	Marathon Oil Corp.	2,047
53	Newfield Exploration Co. (a)	1,305
88	Peabody Energy Corp.	1,719
13	Pioneer Natural Resources Co.	2,393
58	Range Resources Corp.	4,890
227	SandRidge Energy, Inc. (a)	1,378
55	Southwestern Energy Co. (a)	2,163
138	Spectra Energy Corp.	4,916
63	Teekay Corp., (Bermuda)	3,025
34	Tesoro Corp.	1,989
126	Williams Cos., Inc. (The)	4,860
176	WPX Energy, Inc. (a)	3,587

		71,808

	Total Energy	91,707

	Financials — 2.0%
	Capital Markets — 0.2%
212	Charles Schwab Corp. (The)	5,512
43	Eaton Vance Corp.	1,840
100	Federated Investors, Inc., Class B	2,880
46	Lazard Ltd., (Bermuda), Class A	2,085
49	Legg Mason, Inc.	2,131
46	Raymond James Financial, Inc.	2,401

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
54	SEI Investments Co.	1,875
55	T. Rowe Price Group, Inc.	4,607

		23,331

	Commercial Banks — 1.1%
88	BB&T Corp.	3,284
24	City National Corp.	1,901
43	Commerce Bancshares, Inc.	1,931
25	Cullen/Frost Bankers, Inc.	1,861
112	First Horizon National Corp.	1,305
149	KeyCorp	1,999
240	M&T Bank Corp.	27,941
91	Popular, Inc., (Puerto Rico) (a)	2,614
19	Signature Bank (a)	2,041
142	SunTrust Banks, Inc.	5,227
738	Synovus Financial Corp.	2,657
59	U.S. Bancorp	2,383
1,811	United Bankshares, Inc.	56,956
272	Valley National Bancorp	2,753
132	Zions Bancorporation	3,955

		118,808

	Consumer Finance — 0.0% (g)
48	Capital One Financial Corp.	3,677

	Diversified Financial Services — 0.1%
33	CBOE Holdings, Inc.	1,715
64	CME Group, Inc.	5,022
141	ING US, Inc.	4,956
60	Interactive Brokers Group, Inc., Class A	1,460
31	MSCI, Inc. (a)	1,355

		14,508

	Insurance — 0.5%
32	Aflac, Inc.	2,138
11	Alleghany Corp. (a)	4,400
47	American International Group, Inc.	2,399
34	Arch Capital Group Ltd., (Bermuda) (a)	2,029
87	Arthur J. Gallagher & Co.	4,083
104	Brown & Brown, Inc.	3,265
23	Chubb Corp. (The)	2,222
63	Cincinnati Financial Corp.	3,299
70	Fidelity National Financial, Inc., Class A	2,271
40	HCC Insurance Holdings, Inc.	1,846
8	Markel Corp. (a)	4,643
45	Marsh & McLennan Cos., Inc.	2,176
54	Mercury General Corp.	2,684
41	MetLife, Inc.	2,211

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	13

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Insurance — Continued
84	Progressive Corp. (The)	2,291
46	Torchmark Corp.	3,595
43	W.R. Berkley Corp.	1,866

		47,418

	Thrifts & Mortgage Finance — 0.1%
137	New York Community Bancorp, Inc.	2,309
170	People’s United Financial, Inc.	2,570

		4,879

	Total Financials	212,621

	Health Care — 0.9%
	Biotechnology — 0.1%
7	Biogen Idec, Inc. (a)	1,958
32	BioMarin Pharmaceutical, Inc. (a)	2,249
52	Cubist Pharmaceuticals, Inc. (a)	3,581
14	Medivation, Inc. (a)	894
17	Pharmacyclics, Inc. (a)	1,798
53	Quintiles Transnational Holdings, Inc. (a)	2,456

		12,936

	Health Care Equipment & Supplies — 0.2%
32	Baxter International, Inc.	2,225
33	Cooper Cos., Inc. (The)	4,087
104	DENTSPLY International, Inc.	5,042
105	Hologic, Inc. (a)	2,347
6	Intuitive Surgical, Inc. (a)	2,304
25	Sirona Dental Systems, Inc. (a)	1,755
31	Teleflex, Inc.	2,910
12	Varian Medical Systems, Inc. (a)	932
25	Zimmer Holdings, Inc.	2,330

		23,932

	Health Care Providers & Services — 0.2%
23	Air Methods Corp. (a)	1,342
96	Brookdale Senior Living, Inc. (a)	2,609
58	Catamaran Corp. (a)	2,754
41	Community Health Systems, Inc. (a)	1,610
19	Henry Schein, Inc. (a)	2,171
29	Humana, Inc.	2,993
36	MEDNAX, Inc. (a)	1,922
41	Patterson Cos., Inc.	1,689
36	Quest Diagnostics, Inc.	1,928
58	UnitedHealth Group, Inc.	4,367

		23,385

	Health Care Technology — 0.1%
166	Allscripts Healthcare Solutions, Inc. (a)	2,566

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — Continued
58	Cerner Corp. (a)	3,233

		5,799

	Life Sciences Tools & Services — 0.1%
88	Agilent Technologies, Inc.	5,033
11	Bio-Rad Laboratories, Inc., Class A (a)	1,360
71	Bruker Corp. (a)	1,404
4	Mettler-Toledo International, Inc. (a)	970
46	PerkinElmer, Inc.	1,896
163	QIAGEN N.V., (Netherlands) (a)	3,881
16	Techne Corp.	1,515

		16,059

	Pharmaceuticals — 0.2%
49	Bristol-Myers Squibb Co.	2,604
35	Endo Health Solutions, Inc. (a)	2,361
81	Hospira, Inc. (a)	3,344
86	Merck & Co., Inc.	4,304
40	Salix Pharmaceuticals Ltd. (a)	3,598

		16,211

	Total Health Care	98,322

	Industrials — 1.3%
	Aerospace & Defense — 0.2%
46	Hexcel Corp. (a)	2,056
22	Lockheed Martin Corp.	3,271
18	Precision Castparts Corp.	4,847
25	Rockwell Collins, Inc.	1,848
79	Textron, Inc.	2,904
12	TransDigm Group, Inc.	1,932
45	Triumph Group, Inc.	3,423

		20,281

	Air Freight & Logistics — 0.0% (g)
33	C.H. Robinson Worldwide, Inc.	1,925

	Building Products — 0.0% (g)
26	Armstrong World Industries, Inc. (a)	1,498
18	Fortune Brands Home & Security, Inc.	823
43	Owens Corning (a)	1,751

		4,072

	Commercial Services & Supplies — 0.2%
47	ADT Corp. (The)	1,902
19	Cintas Corp.	1,132
43	Clean Harbors, Inc. (a)	2,578
102	Copart, Inc. (a)	3,738
74	Covanta Holding Corp.	1,314

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Commercial Services & Supplies — Continued
126	Iron Mountain, Inc.	3,824
39	Stericycle, Inc. (a)	4,531
43	Waste Connections, Inc.	1,876
51	Waste Management, Inc.	2,289

		23,184

	Construction & Engineering — 0.1%
35	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,910
51	KBR, Inc.	1,626

		4,536

	Electrical Equipment — 0.1%
64	AMETEK, Inc.	3,371
71	Eaton Corp. plc, (Ireland)	5,404
10	Regal-Beloit Corp.	737
35	Roper Industries, Inc.	4,854

		14,366

	Industrial Conglomerates — 0.0% (g)
41	Danaher Corp.	3,165

	Machinery — 0.3%
58	Caterpillar, Inc.	5,267
79	Donaldson Co., Inc.	3,433
47	Harsco Corp.	1,317
27	Kennametal, Inc.	1,406
25	Lincoln Electric Holdings, Inc.	1,784
69	Navistar International Corp. (a)	2,635
48	Timken Co.	2,643
11	Toro Co. (The)	700
22	WABCO Holdings, Inc. (a)	2,055
72	Wabtec Corp.	5,347
66	Xylem, Inc.	2,284

		28,871

	Professional Services — 0.2%
61	Equifax, Inc.	4,215
40	IHS, Inc., Class A (a)	4,788
124	Nielsen Holdings N.V.	5,690
36	Robert Half International, Inc.	1,512
42	Verisk Analytics, Inc., Class A (a)	2,760

		18,965

	Road & Rail — 0.1%
37	Genesee & Wyoming, Inc., Class A (a)	3,554
25	J.B. Hunt Transport Services, Inc.	1,932
20	Kansas City Southern	2,477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
23	Ryder System, Inc.	1,697

		9,660

	Trading Companies & Distributors — 0.1%
95	Air Lease Corp.	2,952
98	Fastenal Co.	4,656
51	GATX Corp.	2,661
22	MSC Industrial Direct Co., Inc., Class A	1,779

		12,048

	Total Industrials	141,073

	Information Technology — 1.6%
	Communications Equipment — 0.1%
95	JDS Uniphase Corp. (a)	1,233
64	Palo Alto Networks, Inc. (a)	3,678
176	Riverbed Technology, Inc. (a)	3,182

		8,093

	Computers & Peripherals — 0.2%
57	3D Systems Corp. (a)	5,297
4	Apple, Inc.	2,245
43	Diebold, Inc.	1,419
60	NCR Corp. (a)	2,044
30	Stratasys Ltd. (a)	4,041
27	Western Digital Corp.	2,265

		17,311

	Electronic Equipment, Instruments & Components — 0.2%
11	Amphenol Corp., Class A	981
16	Anixter International, Inc.	1,438
126	Corning, Inc.	2,245
30	FEI Co.	2,681
89	FLIR Systems, Inc.	2,679
59	Ingram Micro, Inc., Class A (a)	1,384
117	National Instruments Corp.	3,746
49	Tech Data Corp. (a)	2,528
73	Trimble Navigation Ltd. (a)	2,533
103	Vishay Intertechnology, Inc. (a)	1,366

		21,581

	Internet Software & Services — 0.2%
36	Akamai Technologies, Inc. (a)	1,699
29	AOL, Inc. (a)	1,352
83	eBay, Inc. (a)	4,556
12	Equinix, Inc. (a)	2,129
67	Pandora Media, Inc. (a)	1,782
98	Rackspace Hosting, Inc. (a)	3,835

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	15

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Internet Software & Services — Continued
60	Yahoo!, Inc. (a)	2,426

		17,779

	IT Services — 0.2%
64	Automatic Data Processing, Inc.	5,172
34	Global Payments, Inc.	2,210
12	International Business Machines Corp.	2,251
24	Paychex, Inc.	1,093
39	Science Applications International Corp.	1,290
36	Teradata Corp. (a)	1,637
125	VeriFone Systems, Inc. (a)	3,352
23	Visa, Inc., Class A	5,121
115	Western Union Co. (The)	1,984

		24,110

	Semiconductors & Semiconductor Equipment — 0.3%
122	Altera Corp.	3,969
45	Analog Devices, Inc.	2,292
150	Applied Materials, Inc.	2,654
102	Avago Technologies Ltd., (Singapore)	5,395
83	Cree, Inc. (a)	5,193
100	Fairchild Semiconductor International, Inc. (a)	1,335
44	Linear Technology Corp.	2,004
98	Micron Technology, Inc. (a)	2,132
235	PMC-Sierra, Inc. (a)	1,511
64	Silicon Laboratories, Inc. (a)	2,772
53	Texas Instruments, Inc.	2,327

		31,584

	Software — 0.4%
70	Adobe Systems, Inc. (a)	4,191
69	Autodesk, Inc. (a)	3,473
47	Citrix Systems, Inc. (a)	2,973
18	Concur Technologies, Inc. (a)	1,857
31	FactSet Research Systems, Inc.	3,366
124	Fortinet, Inc. (a)	2,372
27	MICROS Systems, Inc. (a)	1,549
45	NetSuite, Inc. (a)	4,636
169	Nuance Communications, Inc. (a)	2,569
41	Red Hat, Inc. (a)	2,298
100	Salesforce.com, Inc. (a)	5,519
65	ServiceNow, Inc. (a)	3,641
67	SolarWinds, Inc. (a)	2,534
33	Splunk, Inc. (a)	2,266
626	Zynga, Inc., Class A (a)	2,379

		45,623

	Total Information Technology	166,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.7%
	Chemicals — 0.4%
45	Air Products & Chemicals, Inc.	5,030
18	Airgas, Inc.	2,013
48	Ashland, Inc.	4,658
12	CF Industries Holdings, Inc.	2,797
72	E.I. du Pont de Nemours & Co.	4,678
65	FMC Corp.	4,905
76	Huntsman Corp.	1,870
28	Minerals Technologies, Inc.	1,682
22	Monsanto Co.	2,564
39	Praxair, Inc.	5,071
24	Rockwood Holdings, Inc.	1,726
33	Sigma-Aldrich Corp.	3,102
29	Valspar Corp. (The)	2,067

		42,163

	Construction Materials — 0.1%
39	Eagle Materials, Inc.	3,020
35	Martin Marietta Materials, Inc.	3,498
42	Vulcan Materials Co.	2,495

		9,013

	Containers & Packaging — 0.1%
55	Aptargroup, Inc.	3,729
83	Bemis Co., Inc.	3,400
25	Greif, Inc., Class A	1,310
120	MeadWestvaco Corp.	4,432
30	Silgan Holdings, Inc.	1,441

		14,312

	Metals & Mining — 0.1%
93	Allegheny Technologies, Inc.	3,313
23	Carpenter Technology Corp.	1,431
23	Nucor Corp.	1,228
134	United States Steel Corp.	3,953

		9,925

	Total Materials	75,413

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.0% (g)
390	Windstream Holdings, Inc.	3,112

	Wireless Telecommunication Services — 0.1%
10	SBA Communications Corp., Class A (a)	899
587	Sprint Corp. (a)	6,310
46	Telephone & Data Systems, Inc.	1,186

		8,395

	Total Telecommunication Services	11,507

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 0.4%
	Electric Utilities — 0.1%
45	American Electric Power Co., Inc.	2,103
30	Duke Energy Corp.	2,070
47	Northeast Utilities	1,993
123	OGE Energy Corp.	4,170
175	Pepco Holdings, Inc.	3,348
75	Southern Co. (The)	3,083

		16,767

	Gas Utilities — 0.0% (g)
35	ONEOK, Inc.	2,176

	Independent Power Producers & Energy Traders — 0.1%
194	Calpine Corp. (a)	3,785
80	NRG Energy, Inc.	2,297

		6,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.2%
52	Ameren Corp.	1,880
193	CenterPoint Energy, Inc.	4,474
36	Consolidated Edison, Inc.	1,990
78	Dominion Resources, Inc.	5,046
27	Sempra Energy	2,424
202	TECO Energy, Inc.	3,482
46	Wisconsin Energy Corp.	1,902

		21,198

	Water Utilities — 0.0% (g)
66	Aqua America, Inc.	1,557

	Total Utilities	47,780

	Total Securities Sold Short (Proceeds $983,538)	$1,060,222

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/21/14	$184,110	$4,416

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
MSCI	— Morgan Stanley Capital International
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

^	— All or a portion of the security is unsettled as of December 31, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are approximately $129,000 and 1.2%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$2,742,650
Investments in affiliates, at value	7,824,564

Total investment securities, at value	10,567,214
Cash	111,969
Foreign currency, at value	16,339
Deposits at broker for securities sold short	1,056,349
Receivables:
Investment securities sold	16,508
Interest and dividends from non-affiliates	12,008
Dividends from affiliates	5,945
Variation margin on futures contracts	640
Due from Adviser	38,146

Total Assets	11,825,118

LIABILITIES:
Payables:
Securities sold short, at value	1,060,222
Dividend expense to non-affiliates on securities sold short	14
Investment securities purchased	5,939
Accrued liabilities:
Shareholder servicing fees	4,028
Distribution fees	48
Custodian and accounting fees	10,006
Other	24,810

Total Liabilities	1,105,067

Net Assets	$10,720,051

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2013

Alternative Strategies Fund
NET ASSETS:
Paid-in-Capital	$10,581,357
Accumulated undistributed (distributions in excess of) net investment income	(39,232)
Accumulated net realized gains (losses)	(4,486)
Net unrealized appreciation (depreciation)	182,412

Total Net Assets	$10,720,051

Net Assets:
Class A	$73,719
Class C	51,067
Class R5	52,794
Select Class	10,542,471

Total	$10,720,051

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,870
Class C	3,395
Class R5	3,480
Select Class	695,243

Net Asset Value (a):
Class A — Redemption price per share	$15.14
Class C — Offering price per share (b)	15.04
Class R5 — Offering and redemption price per share	15.17
Select Class — Offering and redemption price per share	15.16
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.85

Cost of investments in non-affiliates	$2,598,891
Cost of investments in affiliates	7,713,969
Cost of foreign currency	16,013
Proceeds from securities sold short	983,538

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Alternative Strategies Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25,038
Dividend income from non-affiliates	22,383
Dividend income from affiliates	43,125
Foreign taxes withheld	(125)

Total investment income	90,421

EXPENSES:
Investment advisory fees	21,098
Administration fees	4,439
Distribution fees:
Class A	80
Class C	189
Shareholder servicing fees:
Class A	80
Class C	63
Class R5	13
Select Class	12,978
Custodian and accounting fees	20,566
Professional fees	49,317
Trustees’ and Chief Compliance Officer’s fees	59
Printing and mailing costs	16,125
Registration and filing fees	33,190
Transfer agent fees	3,216
Other	3,449
Dividend expense to non-affiliates on securities sold short	5,722
Interest expense to non-affiliates on securities sold short	858

Total expenses	171,442

Less amounts waived	(28,174)
Less expense reimbursements	(112,499)

Net expenses	30,769

Net investment income (loss)	59,652

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	73,249
Investment in affiliates	(5,820)
Futures	20,736
Securities sold short	(39,370)
Foreign currency transactions	(1,639)

Net realized gains (losses)	47,156

Distributions of capital gains received from investment company affiliates	132,554
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	60,963
Investments in affiliates	82,563
Futures	4,416
Foreign currency translations	326
Securities sold short	(76,684)

Change in net unrealized appreciation/depreciation	71,584

Net realized/unrealized gains (losses)	251,294

Change in net assets resulting from operations	310,946

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,652	$61,318
Net realized gain (loss)	47,156	(119,849)
Distributions of capital gains received from investment company affiliates	132,554	21,670
Change in net unrealized appreciation/depreciation	71,584	139,678

Change in net assets resulting from operations	310,946	102,817

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(460)	(243)
Return of capital	—	(105)
From net realized gains	—	(113)
Class C
From net investment income	(186)	(21)
Return of capital	—	(104)
From net realized gains	—	(113)
Class R5
From net investment income	(432)	(473)
Return of capital	—	(106)
From net realized gains	—	(115)
Select Class
From net investment income	(76,017)	(72,775)
Return of capital	—	(20,850)
From net realized gains	—	(22,466)

Total distributions to shareholders	(77,095)	(117,484)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	308,653	117,484

NET ASSETS:
Change in net assets	542,504	102,817
Beginning of period	10,177,547	10,074,730

End of period	$10,720,051	$10,177,547

Accumulated undistributed (distributions in excess of) net investment income	$(39,232)	$(21,789)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Alternative Strategies Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,200	$—
Distributions reinvested	460	461

Change in net assets resulting from Class A capital transactions	$21,660	$461

Class C
Distributions reinvested	186	238

Change in net assets resulting from Class C capital transactions	$186	$238

Class R5
Distributions reinvested	432	694

Change in net assets resulting from Class R5 capital transactions	$432	$694

Select Class
Proceeds from shares issued	$210,358	$—
Distributions reinvested	76,017	116,091

Change in net assets resulting from Select Class capital transactions	$286,375	$116,091

Total change in net assets resulting from capital transactions	$308,653	$117,484

SHARE TRANSACTIONS:
Class A
Issued	1,429	—
Reinvested	30	30

Change in Class A Shares	1,459	30

Class C
Reinvested	12	16

Change in Class C Shares	12	16

Class R5
Reinvested	29	46

Change in Class R5 Shares	29	46

Select Class
Issued	14,070	—
Reinvested	5,036	7,689

Change in Select Class Shares	19,106	7,689

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Alternative Strategies Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$14.81	$0.07	(j)	$0.36	$0.43	$(0.10)	$—	$—	$(0.10)
Year Ended June 30, 2013	14.83	0.05		0.06	0.11	(0.07)	(0.03)	(0.03)	(0.13)
Year Ended June 30, 2012	15.33	0.11		(0.42)	(0.31)	(0.10)	(0.09)	—	(0.19)
July 1, 2010 (k) through June 30, 2011	15.00	(0.01)		0.36	0.35	(0.01)	(0.01)	—	(0.02)

Class C
Six Months Ended December 31, 2013 (Unaudited)	14.71	0.03	(j)	0.35	0.38	(0.05)	—	—	(0.05)
Year Ended June 30, 2013	14.74	(0.02)		0.06	0.04	(0.01)	(0.03)	(0.03)	(0.07)
Year Ended June 30, 2012	15.26	0.03		(0.41)	(0.38)	(0.05)	(0.09)	—	(0.14)
July 1, 2010 (k) through June 30, 2011	15.00	(0.09)		0.36	0.27	— (l)	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	14.84	0.10	(j)	0.36	0.46	(0.13)	—	—	(0.13)
Year Ended June 30, 2013	14.85	0.12		0.07	0.19	(0.14)	(0.03)	(0.03)	(0.20)
Year Ended June 30, 2012	15.36	0.17		(0.42)	(0.25)	(0.17)	(0.09)	—	(0.26)
July 1, 2010 (k) through June 30, 2011	15.00	0.05		0.37	0.42	(0.05)	(0.01)	—	(0.06)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	14.83	0.09	(j)	0.35	0.44	(0.11)	—	—	(0.11)
Year Ended June 30, 2013	14.85	0.09		0.06	0.15	(0.11)	(0.03)	(0.03)	(0.17)
Year Ended June 30, 2012	15.35	0.14		(0.41)	(0.27)	(0.14)	(0.09)	—	(0.23)
July 1, 2010 (k) through June 30, 2011	15.00	0.02		0.36	0.38	(0.02)	(0.01)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 0.68% and 3.45% for the six months ended December 31, 2013, Class C are 1.20% and 3.86% for the six months ended December 31, 2013, Class R5 are 0.25% and 2.92% for the six months ended December 31, 2013 and Select Class are 0.45% and 3.12% for the six months ended December 31, 2013, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencing on December 31, 2013, the Fund presents portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to December 31, 2013, the Fund did not transact in short selling.
(j)	Calculated based upon average shares outstanding.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(g)	Portfolio turnover rate (excluding short sales) (c)(h)(i)	Portfolio turnover rate (including short sales) (c)(h)(i)

$15.14	2.87%	$73,719	0.81%	0.97%	3.58%	57%	74%
14.81	0.77	50,514	0.94	0.36	2.70	139	139
14.83	(1.99)	50,126	0.82	0.70	2.82	71	71
15.33	2.31	51,162	0.67	(0.09)	3.58	73	73

15.04	2.62	51,067	1.33	0.38	3.99	57	74
14.71	0.27	49,763	1.44	(0.15)	3.20	139	139
14.74	(2.49)	49,630	1.32	0.21	3.32	71	71
15.26	1.80	50,907	1.17	(0.59)	4.07	73	73

15.17	3.07	52,794	0.38	1.32	3.05	57	74
14.84	1.28	51,201	0.49	0.79	2.25	139	139
14.85	(1.60)	50,580	0.37	1.16	2.37	71	71
15.36	2.78	51,391	0.22	0.36	3.12	73	73

15.16	2.97	10,542,471	0.58	1.13	3.25	57	74
14.83	1.01	10,026,069	0.69	0.60	2.45	139	139
14.85	(1.74)	9,924,394	0.57	0.96	2.57	71	71
15.35	2.56	10,103,917	0.42	0.16	3.33	73	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Diversified (effective 8/1/13)

The investment objective of the Fund is to seek to provide capital appreciation. Prior to August 1, 2013, the Fund’s investment objective was to seek to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

The Fund commenced operations on July 1, 2010. Prior to August 1, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

26	J.P. MORGAN FUNDS	DECEMBER 31, 2013

investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$152,808	$14,586	$—	$167,394
Consumer Staples	57,684	6,354	—	64,038
Energy	94,385	—	—	94,385
Financials	274,451	54,220	—	328,671
Health Care	253,922	6,513	—	260,435
Industrials	166,032	17,065	—	183,097
Information Technology	150,468	14,193	—	164,661
Materials	66,122	7,850	—	73,972
Telecommunication Services	11,732	5,386	—	17,118
Utilities	51,742	2,716	—	54,458

Total Common Stocks	1,279,346	128,883	—	1,408,229

Debt Securities
Corporate Bonds
Consumer Discretionary	—	57,545	—	57,545
Consumer Staples	—	20,500	—	20,500
Financials	—	88,180	—	88,180
Health Care	—	8,850	—	8,850
Industrials	—	79,188	—	79,188
Information Technology	—	49,000	—	49,000
Materials	—	2,020	—	2,020
Telecommunication Services	—	49,225	—	49,225

Total Corporate Bonds	—	354,508	—	354,508

U.S. Treasury Obligations	—	232,100	—	232,100
Exchange Traded Fund	22,198	—	—	22,198
Investment Companies	7,342,142	—	—	7,342,142
Loan Assignments
Consumer Discretionary	—	199,208	—	199,208
Health Care	—	39,500	—	39,500

Total Loan Assignments	—	238,708	—	238,708

DECEMBER 31, 2013	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Master Limited Partnerships	$486,907	$—	$—	$486,907
Short-Term Investment
Investment Company	482,422	—	—	482,422

Total Investments in Securities	$9,613,015	$954,199	$—	$10,567,214

Liabilities
Common Stocks
Consumer Discretionary	(154,991)	—	—	(154,991)
Consumer Staples	(60,727)	—	—	(60,727)
Energy	(91,707)	—	—	(91,707)
Financials	(212,621)	—	—	(212,621)
Health Care	(98,322)	—	—	(98,322)
Industrials	(141,073)	—	—	(141,073)
Information Technology	(166,081)	—	—	(166,081)
Materials	(75,413)	—	—	(75,413)
Telecommunication Services	(11,507)	—	—	(11,507)
Utilities	(47,780)	—	—	(47,780)

Total Liabilities	(1,060,222)	—	—	(1,060,222)

Appreciation in Other Financial Instruments
Futures Contracts	$4,416	$—	$—	$4,416

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of December 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

At December 31, 2013, the Fund did not have any outstanding unfunded loan commitments.

E. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of

28	J.P. MORGAN FUNDS	DECEMBER 31, 2013

Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2013, the Fund had outstanding short sales as listed on its SOI.

F. Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$194,237
Ending Notional Balance Long	184,110

The Fund’s futures contracts are not subject to master netting arrangements.

G. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the affiliated Underlying Funds:

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$48,149	$—	$49,841	$(5,155)	$—	$—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	47,448	50,405	—	—	—	7,260	95,691
JPMorgan Emerging Economies Fund, Select Class Shares	163,415	46,441	109,800	(4,182)	1,442	8,343	110,038

DECEMBER 31, 2013	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$245,909	$2,483	$252,169	$(9,468)	$2,483	$—	$—
JPMorgan Emerging Markets Equity Fund, Select Class Shares	167,321	45,239	109,100	(6,355)	238	4,777	107,821
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	207,829	110,000	—	—	—	33,315	308,497
JPMorgan Ex-G4 Currency Strategies Fund, Select Class Shares	—	208,000	—	—	—	21,072	206,925
JPMorgan Floating Rate Income Fund, Select Class Shares	692,091	201,396	150,000	515	14,621	74,506	752,511
JPMorgan High Yield Fund, Select Class Shares	193,534	940	196,642	2,363	940	—	—
JPMorgan Inflation Managed Bond Fund, Select Class Shares	463,478	1,995	255,000	7,732	1,707	20,400	211,749
JPMorgan International Equity Fund, Select Class Shares	—	383,749	—	—	749	24,533	403,570
JPMorgan Market Neutral Fund, Select Class Shares	603,984	—	601,076	(19,437)	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	608,410	438,000	—	—	—	105,282	1,063,346
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,743,680	4,125,142	6,386,400	5	225	482,422	482,422
JPMorgan Realty Income Fund, Institutional Class Shares	223,374	287	226,373	20,838	286	—	—
JPMorgan Research Market Neutral Fund, Select Class Shares	607,346	449,000	—	—	—	70,335	1,071,207
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	608,255	446,921	—	—	9,842	88,987	1,058,058
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	—	989,445	—	56,759	5,787	57,894	973,193
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	414,955	830,657	285,000	77,781	4,050	35,311	979,536
Security Capital US Core Real Estate Securities Fund, Select Class Shares	131,005	755	131,816	5,338	755	—	—

Total	$8,170,183			$126,734	$43,125		$7,824,564

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2013

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor did not retain front-end sales charges or CDSC.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A		Class C		Class R5		Select Class
1.25	%*	1.75	%*	0.80	%*	1.00	%*

*	Prior to August 1, 2013, the contractual expense limitation percentages were 1.75%, 2.25%, 1.30% and 1.50% for Class A, Class C, Class R5 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013 and are in place until at least October 31, 2014.

For the six months ended December 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$21,098	$4,439	$2,637	$28,174	$112,499

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2013

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$7,103,417	$4,012,850	$321,041	$913,809	$1,519,843	$575,675

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,312,860	$363,140	$108,786	$254,354

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Fund had post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$57,176	$50,827

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2013, the Fund pledged a substantial portion of its assets to Citigroup Global Markets Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets Inc.

A significant amount of the Fund’s shares were held by the Adviser.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including the expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$1,028.70	$4.14	0.81%
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class C
Actual	1,000.00	1,026.20	6.79	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class R5
Actual	1,000.00	1,030.70	1.95	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Select Class
Actual	1,000.00	1,029.70	2.97	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Fund and the underlying J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Fund and the Underlying Funds received from the Adviser. This information included the Fund’s and the Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Fund’s and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings (including with respect to the Underlying Funds), as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them,

36	J.P. MORGAN FUNDS	DECEMBER 31, 2013

including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered that JPMFM, JPMDS and JPMCB receive fees for providing services to the Underlying Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund

DECEMBER 31, 2013	J.P. MORGAN FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third and fourth quintiles for Class A and Select Class shares for the one-year period ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund, including changes to the investment objective and strategies that went into effect on August 1, 2013, and based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the changes to the expense limitation agreement implemented effective August 1, 2013 in conjunction with the change in investment objective and strategies. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group . After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-ASF-1213

Semi-Annual Report

J.P. Morgan Funds

December 31, 2013 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.65%
MSCI World Index (net of foreign withholding taxes)	16.83%
Diversified Composite Benchmark	10.06%

Net Assets as of 12/31/2013 (In Thousands)	$1,084,435

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

In the second half of 2013, much of the cloud hanging over markets cleared with The U.S. Federal Reserve (“Fed”) finally beginning to ‘taper’ its large scale asset purchases, albeit at a very slow pace of initially just reducing it by $10 billion per month. The announcement of the Fed’s initial exit from its extraordinarily stimulative monetary policy was accompanied by very dovish forward guidance, which markets viewed positively. European nations continue to face very different domestic economic conditions, while the European Union (EU) itself appeared to have overcome the worst of the macro head winds. Japanese equities saw particularly strong performance, benefitting from supportive monetary policy, as the TOPIX ended the year close to levels unseen since 2008. By contrast, emerging market equities struggled in the face of cyclical pressures and low demand from developed market investors, with 2013 resonating as the most significant year of emerging market equity underperformance since the Asian financial crisis of 1997-98. Interest rate markets saw even greater challenges, as global yields were broadly higher, while curves steepened significantly on the front end, as the economic recovery appeared to take hold.

In all, global equity markets, as represented by the MSCI All Country World Index, advanced 16.83%, in contrast to broadly higher global yield curves. U.S. equities saw signs of economic recovery flowing through to corporate earnings even in the face of uncertainty over the direction of monetary policy. Core fixed income securities struggled, with the Barclays Aggregate Index returning 0.43% over the past 6 months. However, credit sectors continued to fare more positively, benefiting from lower trending volatility and strong corporate earnings and thus lower default rates. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in its relatively high yields and strong currencies, causing outflows that lead to further weakness.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund , which invests in a mix of domestic, international, and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes), its primary benchmark, which is made up of U.S.

and international equities. The Fund underperformed its primary benchmark as global equities significantly outperformed fixed income securities during the six months ended December 31, 2013. The Fund outperformed its composite benchmark, a customized benchmark that is a blend of equity and fixed income benchmarks, consisting of 60% of the MSCI World Index (net of foreign withholding taxes) and 40% of the Barclays U.S. Aggregate Index. The Fund’s relative outperformance compared with its composite benchmark was driven by the its tactical asset allocation, most notably the Fund’s underweight of core fixed income in favor of equities and high yield bonds.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions compared with the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, these tactical short-to-intermediate-term adjustments, mainly the Fund’s overweight of equities compared with fixed income securities, contributed to the Fund’s performance relative to the composite benchmark. Global equities rallied as investors reacted positively to improving growth with quiescent inflation, accommodative monetary policy and supportive valuations globally. The Fund’s exposure to emerging markets detracted from the Fund’s performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan Funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight in U.S. large cap companies and developed international stocks. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	6.0%
2.	JPMorgan Mid Cap Core Fund, Class R6 Shares	3.1
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.0
4.	U.S.Treasury Notes, 0.750%, 10/31/17	1.6
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1.4
6.	JPMorgan International Realty Fund, Class R5 Shares	1.0
7.	JPMorgan Realty Income Fund, Institutional Class Shares	0.9
8.	Johnson & Johnson	0.9
9.	U.S. Tresury Notes, 1.375%, 11/30/15	0.9
10.	Wells Fargo & Co.	0.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
Common Stocks	57.2%
Investment Companies	14.4
Corporate Bonds	7.7
U.S. Treasury Obligations	7.6
Collateralized Mortgage Obligations	5.9
Asset-Backed Securities	3.0
Mortgage Pass-Through Securities	1.2
Others (each less than 1.0%)	1.0
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		11.35%	17.44%	13.87%	6.81%
With Sales Charge**		6.30	12.16	12.82	6.32
CLASS B SHARES	3/24/03
Without CDSC		11.10	16.86	13.31	6.35
With CDSC***		6.10	11.86	13.06	6.35
CLASS C SHARES	3/24/03
Without CDSC		11.09	16.86	13.30	6.24
With CDSC****		10.09	15.86	13.30	6.24
INSTITUTIONAL CLASS SHARES	9/10/93	11.65	18.05	14.45	7.34
SELECT CLASS SHARES	9/10/01	11.51	17.75	14.19	7.09

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The

Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2013

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 56.1%
		Consumer Discretionary — 8.8%
		Auto Components — 0.4%
6		Continental AG, (Germany)	1,241
17		Dana Holding Corp.	338
4		Halla Visteon Climate Control Corp., (South Korea) (a)	129
7		Hankook Tire Co., Ltd., (South Korea) (a)	376
1		Hyundai Mobis, (South Korea) (a)	373
7		Johnson Controls, Inc.	345
78		Kenda Rubber Industrial Co., Ltd., (Taiwan)	174
19		Stoneridge, Inc. (a)	246
3		Tower International, Inc. (a)	57
5		TRW Automotive Holdings Corp. (a)	380
7		Valeo S.A., (France)	807

			4,466

		Automobiles — 1.3%
364		Astra International Tbk PT, (Indonesia)	204
49		Ford Motor Co.	761
8		Ford Otomotiv Sanayi A.S., (Turkey)	81
365		Geely Automobile Holdings Ltd., (Hong Kong)	177
104		General Motors Co. (a)	4,242
68		Great Wall Motor Co., Ltd., (China), Class H	374
24		Harley-Davidson, Inc.	1,639
54		Honda Motor Co., Ltd., (Japan)	2,245
3		Hyundai Motor Co., (South Korea) (a)	750
9		Kia Motors Corp., (South Korea) (a)	490
14		Tata Motors Ltd., (India), ADR	416
3		Tesla Motors, Inc. (a)	390
24		Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	150
38		Toyota Motor Corp., (Japan)	2,329

			14,248

		Distributors — 0.0% (g)
3		Genuine Parts Co.	261
17		Imperial Holdings Ltd., (South Africa)	336
—	(h)	Stock Building Supply Holdings, Inc. (a)	2

			599

		Diversified Consumer Services — 0.1%
8		H&R Block, Inc.	238
12		Kroton Educacional S.A., (Brazil)	192
2		Outerwall, Inc. (a)	109
2		Regis Corp.	25
11		Service Corp. International	199
5		Strayer Education, Inc. (a)	188

			951

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — 1.3%
18		Accor S.A., (France)	864
19		Apollo Global Management LLC, Class A	597
—	(h)	Biglari Holdings, Inc. (a)	152
7		Brinker International, Inc.	329
5		Carnival Corp.	217
1		CEC Entertainment, Inc.	44
14		ClubCorp Holdings, Inc.	257
5		Dunkin’ Brands Group, Inc.	217
38		Hilton Worldwide Holdings, Inc. (a)	841
40		InterContinental Hotels Group plc, (United Kingdom)	1,348
2		Interval Leisure Group, Inc.	53
—	(h)	Jack in the Box, Inc. (a)	15
10		Las Vegas Sands Corp.	780
7		Marriott International, Inc., Class A	355
7		McDonald’s Corp.	642
11		MGM Resorts International (a)	256
1		Red Robin Gourmet Burgers, Inc. (a)	108
21		Royal Caribbean Cruises Ltd.	983
198		Sands China Ltd., (Hong Kong)	1,623
131		SJM Holdings Ltd., (Hong Kong)	440
12		Sodexo, (France)	1,195
9		Sonic Corp. (a)	175
11		Starbucks Corp.	896
7		Town Sports International Holdings, Inc.	101
1		Wyndham Worldwide Corp.	74
14		Yum! Brands, Inc.	1,089

			13,651

		Household Durables — 0.5%
27		Arcelik A.S., (Turkey)	153
16		Brookfield Residential Properties, Inc., (Canada) (a)	377
2		CSS Industries, Inc.	44
27		Electrolux AB, (Sweden), Series B	700
42		Even Construtora e Incorporadora S.A., (Brazil)	145
10		Ez Tec Empreendimentos e Participacoes S.A., (Brazil)	126
5		Jarden Corp. (a)	276
2		Leggett & Platt, Inc.	61
11		Lennar Corp., Class A	443
3		Lifetime Brands, Inc.	40
7		Mohawk Industries, Inc. (a)	982
—	(h)	NACCO Industries, Inc., Class A	25
13		Persimmon plc, (United Kingdom) (a)	272
13		PulteGroup, Inc.	275

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Household Durables — Continued
63		Sekisui Chemical Co., Ltd., (Japan)	773
306		Skyworth Digital Holdings Ltd., (Hong Kong)	169
13		Toll Brothers, Inc. (a)	494
2		Whirlpool Corp.	390

			5,745

		Internet & Catalog Retail — 0.7%
8		Amazon.com, Inc. (a)	3,388
14		Expedia, Inc.	972
1		GS Home Shopping, Inc., (South Korea) (a)	215
2		Netflix, Inc. (a)	699
12		PetMed Express, Inc.	199
2		priceline.com, Inc. (a)	1,762
—	(h)	zulily, Inc., Class A (a)	20

			7,255

		Media — 1.8%
1		AMC Entertainment Holdings, Inc., Class A (a)	14
19		CBS Corp. (Non-Voting), Class B	1,214
17		Clear Channel Outdoor Holdings, Inc., Class A	168
65		Comcast Corp., Class A	3,394
10		CTC Media, Inc., (Russia)	138
10		Dentsu, Inc., (Japan)	417
18		Digital Generation, Inc. (a)	228
8		DIRECTV (a)	553
26		DISH Network Corp., Class A (a)	1,482
21		Entercom Communications Corp., Class A (a)	224
18		Gannett Co., Inc.	529
—	(h)	Graham Holdings Co., Class B (a)	212
7		Harte-Hanks, Inc.	52
2		Nexstar Broadcasting Group, Inc., Class A	106
32		Pearson plc, (United Kingdom)	725
6		Publicis Groupe S.A., (France)	569
1		Sinclair Broadcast Group, Inc., Class A	30
9		Time Warner Cable, Inc.	1,257
65		Time Warner, Inc.	4,559
11		Viacom, Inc., Class B	996
13		Walt Disney Co. (The)	1,008
53		WPP plc, (United Kingdom)	1,207

			19,082

		Multiline Retail — 0.3%
2		Bon-Ton Stores, Inc. (The)	38
1		Burlington Stores, Inc. (a)	34
2		Dillard’s, Inc., Class A	231
19		Kohl’s Corp.	1,073
18		Macy’s, Inc.	939

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — Continued
75		Marks & Spencer Group plc, (United Kingdom)	538

			2,853

		Specialty Retail — 1.6%
7		Advance Auto Parts, Inc.	741
2		ANN, Inc. (a)	71
4		AutoZone, Inc. (a)	2,133
10		Bed Bath & Beyond, Inc. (a)	803
450		Belle International Holdings Ltd., (Hong Kong)	523
21		Best Buy Co., Inc.	833
3		Brown Shoe Co., Inc.	96
5		Children’s Place Retail Stores, Inc. (The) (a)	268
1		Conn’s, Inc. (a)	74
—	(h)	Container Store Group, Inc. (The) (a)	14
1		Express, Inc. (a)	20
24		GameStop Corp., Class A	1,205
19		Gap, Inc. (The)	731
—	(h)	Groupe Fnac, (France) (a)	12
5		hhgregg, Inc. (a)	69
63		Home Depot, Inc. (The)	5,153
130		Kingfisher plc, (United Kingdom)	828
26		Lowe’s Cos., Inc.	1,312
7		Office Depot, Inc. (a)	39
10		PetSmart, Inc.	727
—	(h)	Rent-A-Center, Inc.	13
12		Staples, Inc.	194
2		Stein Mart, Inc.	24
16		TJX Cos., Inc.	1,045
2		Trans World Entertainment Corp. (a)	8
11		Williams-Sonoma, Inc.	645

			17,581

		Textiles, Apparel & Luxury Goods — 0.8%
486		Bosideng International Holdings Ltd., (Hong Kong)	92
32		Burberry Group plc, (United Kingdom)	818
16		Cie Financiere Richemont S.A., (Switzerland)	1,602
12		Grendene S.A., (Brazil)	92
12		Hanesbrands, Inc.	808
4		Iconix Brand Group, Inc. (a)	141
4		Kering, (France)	745
20		Lululemon Athletica, Inc., (Canada) (a)	1,157
5		LVMH Moet Hennessy Louis Vuitton S.A., (France)	840
12		Michael Kors Holdings Ltd., (Hong Kong) (a)	973
190		Pou Chen Corp., (Taiwan)	284
2		Unifi, Inc. (a)	47

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Textiles, Apparel & Luxury Goods — Continued
16		V.F. Corp.	1,000
—	(h)	Vince Holding Corp. (a)	9
15		Wolverine World Wide, Inc.	506

			9,114

		Total Consumer Discretionary	95,545

		Consumer Staples — 3.9%
		Beverages — 0.8%
89		AMBEV S.A., (Brazil), ADR	655
10		Anheuser-Busch InBev N.V., (Belgium)	1,062
23		Coca-Cola Co. (The)	931
2		Constellation Brands, Inc., Class A (a)	160
30		Diageo plc, (United Kingdom)	1,001
5		Diageo plc, (United Kingdom), ADR	675
16		Dr. Pepper Snapple Group, Inc.	791
7		Molson Coors Brewing Co., Class B	414
19		PepsiCo, Inc.	1,575
5		Pernod Ricard S.A., (France)	536
18		SABMiller plc, (United Kingdom)	913

			8,713

		Food & Staples Retailing — 0.8%
—	(h)	Arden Group, Inc., Class A	35
8		Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), (Brazil), ADR	360
25		Clicks Group Ltd., (South Africa)	149
10		Costco Wholesale Corp.	1,186
17		CVS Caremark Corp.	1,230
9		Eurocash S.A., (Poland)	137
14		Kroger Co. (The)	558
4		Magnit OJSC, (Russia), GDR	251
69		Rite Aid Corp. (a)	350
3		Roundy’s, Inc.	29
23		Seven & I Holdings Co., Ltd., (Japan)	900
13		SUPERVALU, Inc. (a)	92
122		Tesco plc, (United Kingdom)	679
24		Walgreen Co.	1,384
16		Wal-Mart Stores, Inc.	1,260

			8,600

		Food Products — 1.0%
33		Archer-Daniels-Midland Co.	1,449
23		AVI Ltd., (South Africa)	124
2		B&G Foods, Inc.	58
280		Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (i)	—
6		Chiquita Brands International, Inc. (a)	76

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
21		General Mills, Inc.	1,029
200		Indofood Sukses Makmur Tbk PT, (Indonesia)	109
2		Ingredion, Inc.	123
42		JBS S.A., (Brazil)	156
6		Kellogg Co.	379
4		M. Dias Branco S.A., (Brazil)	184
33		Mondelez International, Inc., Class A	1,167
23		Nestle S.A., (Switzerland)	1,670
12		Pilgrim’s Pride Corp. (a)	202
3		Pinnacle Foods, Inc.	76
1		Sanderson Farms, Inc.	69
1		Seneca Foods Corp., Class A (a)	19
36		Tate & Lyle plc, (United Kingdom)	486
5		TreeHouse Foods, Inc. (a)	310
7		Tyson Foods, Inc., Class A	224
54		Unilever N.V., (Netherlands), CVA	2,190
237		Uni-President Enterprises Corp., (Taiwan)	427

			10,527

		Household Products — 0.5%
7		Colgate-Palmolive Co.	440
2		Energizer Holdings, Inc.	216
2		Kimberly-Clark Corp.	214
51		Procter & Gamble Co. (The)	4,185
1		Spectrum Brands Holdings, Inc.	97

			5,152

		Personal Products — 0.0% (g)
4		Herbalife Ltd., (Cayman Islands)	278
—	(h)	Inter Parfums, Inc.	10
2		Nu Skin Enterprises, Inc., Class A	207
3		Prestige Brands Holdings, Inc. (a)	108
1		USANA Health Sciences, Inc. (a)	91

			694

		Tobacco — 0.8%
10		Altria Group, Inc.	395
42		British American Tobacco plc, (United Kingdom)	2,246
20		Imperial Tobacco Group plc, (United Kingdom)	768
56		Japan Tobacco, Inc., (Japan)	1,829
6		KT&G Corp., (South Korea) (a)	444
8		Lorillard, Inc.	410
23		Philip Morris International, Inc.	2,032
3		Reynolds American, Inc.	125
4		Universal Corp.	220

			8,469

		Total Consumer Staples	42,155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Energy — 5.0%
		Energy Equipment & Services — 1.0%
10		Baker Hughes, Inc.	580
108		China Oilfield Services Ltd., (China), Class H	336
1		Dawson Geophysical Co. (a)	26
5		Dril-Quip, Inc. (a)	561
15		Ensco plc, (United Kingdom), Class A	848
6		Exterran Holdings, Inc. (a)	197
21		Frank’s International N.V., (Netherlands)	554
24		Halliburton Co.	1,230
5		Helix Energy Solutions Group, Inc. (a)	105
4		Noble Corp. plc, (United Kingdom)	163
—	(h)	Parker Drilling Co. (a)	3
22		Petrofac Ltd., (United Kingdom)	448
3		Rowan Cos. plc, Class A (a)	95
55		Schlumberger Ltd.	4,915
3		SEACOR Holdings, Inc. (a)	228
9		Technip S.A., (France)	852

			11,141

		Oil, Gas & Consumable Fuels — 4.0%
11		Alpha Natural Resources, Inc. (a)	76
22		Anadarko Petroleum Corp.	1,761
7		Antero Resources Corp. (a)	462
5		Apache Corp.	419
145		BG Group plc, (United Kingdom)	3,110
18		Cabot Oil & Gas Corp.	707
30		Cairn India Ltd., (India)	157
5		Cheniere Energy, Inc. (a)	203
31		Chevron Corp.	3,868
693		China Petroleum & Chemical Corp., (China), Class H	568
164		China Shenhua Energy Co., Ltd., (China), Class H	517
—	(h)	Clayton Williams Energy, Inc. (a)	33
619		CNOOC Ltd., (China)	1,151
5		Concho Resources, Inc. (a)	589
14		ConocoPhillips	955
—	(h)	Contango Oil & Gas Co. (a)	19
4		Delek U.S. Holdings, Inc.	152
18		Devon Energy Corp.	1,132
16		Dragon Oil plc, (United Arab Emirates)	150
5		EOG Resources, Inc.	783
7		EPL Oil & Gas, Inc. (a)	202
4		Equal Energy Ltd.	19
81		Exxon Mobil Corp.	8,172
3		Green Plains Renewable Energy, Inc.	54

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
—	(h)	Isramco, Inc. (a)	6
11		Lukoil OAO, (Russia), ADR	708
13		Marathon Oil Corp.	451
14		Marathon Petroleum Corp.	1,305
6		NuStar GP Holdings LLC	166
19		Occidental Petroleum Corp.	1,791
87		Oil & Natural Gas Corp., Ltd., (India)	405
10		Oil India Ltd., (India)	83
16		PBF Energy, Inc., Class A	500
10		Petroleo Brasileiro S.A., (Brazil), ADR	144
4		PetroQuest Energy, Inc. (a)	16
40		Phillips 66	3,081
53		Polskie Gornictwo Naftowe i Gazownictwo S.A., (Poland)	89
22		QEP Resources, Inc.	687
29		Repsol S.A., (Spain)	743
3		REX American Resources Corp. (a)	124
61		Rosneft OAO, (Russia), GDR	469
96		Royal Dutch Shell plc, (Netherlands), Class A	3,444
12		Sasol Ltd., (South Africa)	594
11		Southwestern Energy Co. (a)	441
2		Stone Energy Corp. (a)	81
11		Tatneft OAO, (Russia), ADR	432
8		Teekay Corp., (Bermuda)	398
4		Tesoro Corp.	211
66		Tullow Oil plc, (United Kingdom)	930
2		Vaalco Energy, Inc. (a)	13
7		W&T Offshore, Inc.	120
2		Western Refining, Inc.	65
—	(h)	Westmoreland Coal Co. (a)	5
13		Williams Cos., Inc. (The)	496
			43,257

		Total Energy	54,398

		Financials — 10.9%
		Capital Markets — 1.4%
5		Affiliated Managers Group, Inc. (a)	1,070
15		Ameriprise Financial, Inc.	1,681
1		Arlington Asset Investment Corp., Class A	28
—	(h)	Artisan Partners Asset Management, Inc., Class A	24
32		Credit Suisse Group AG, (Switzerland) (a)	978
1		FBR & Co. (a)	35
1		Federated Investors, Inc., Class B	19
7		Goldman Sachs Group, Inc. (The)	1,174
—	(h)	Greenhill & Co., Inc.	28

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Capital Markets — Continued
31		Invesco Ltd.	1,125
12		Investment Technology Group, Inc. (a)	246
10		Lazard Ltd., (Bermuda), Class A	470
18		Legg Mason, Inc.	796
67		Morgan Stanley	2,088
91		Nomura Holdings, Inc., (Japan)	702
12		Northern Trust Corp.	715
13		State Street Corp.	985
5		T. Rowe Price Group, Inc.	427
5		TD Ameritrade Holding Corp.	139
118		UBS AG, (Switzerland) (a)	2,264

			14,994

		Commercial Banks — 3.6%
1		1st Source Corp.	34
34		Australia & New Zealand Banking Group Ltd., (Australia)	970
2		BancFirst Corp.	132
36		Banco do Brasil S.A., (Brazil)	370
5		BancorpSouth, Inc.	125
1,417		Bank of China Ltd., (China), Class H	654
1		Banner Corp.	47
274		Barclays plc, (United Kingdom)	1,241
2		BBCN Bancorp, Inc.	27
25		BNP Paribas S.A., (France)	1,969
2		Cathay General Bancorp	50
6		Central Pacific Financial Corp.	127
1		Chemical Financial Corp.	22
1,937		China Construction Bank Corp., (China), Class H	1,467
226		China Merchants Bank Co., Ltd., (China), Class H	482
—	(h)	Citizens & Northern Corp.	8
1		City Holding Co.	56
2		CoBiz Financial, Inc.	18
8		CVB Financial Corp.	144
24		Danske Bank A/S, (Denmark) (a)	553
101		Dubai Islamic Bank PJSC, (United Arab Emirates) (a)	148
20		East West Bancorp, Inc.	688
14		First Commonwealth Financial Corp.	119
1		First Financial Bancorp	19
39		First Gulf Bank PJSC, (United Arab Emirates)	198
1		First Interstate Bancsystem, Inc.	29
1		First Merchants Corp.	14
7		First Republic Bank	372
3		FNB Corp.	39

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
1		Guaranty Bancorp	11
10		HDFC Bank Ltd., (India), ADR	355
365		HSBC Holdings plc, (United Kingdom)	3,997
2,152		Industrial & Commercial Bank of China Ltd., (China), Class H	1,459
54		Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	727
5		M&T Bank Corp.	617
1		MainSource Financial Group, Inc.	20
1		MetroCorp Bancshares, Inc.	14
192		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,273
13		National Bank Holdings Corp., Class A	267
5		OFG Bancorp, (Puerto Rico)	94
1		OmniAmerican Bancorp, Inc. (a)	15
1		PacWest Bancorp	59
15		PNC Financial Services Group, Inc. (The)	1,126
42		Powszechna Kasa Oszczednosci Bank Polski S.A., (Poland)	548
9		Punjab National Bank, (India)	94
57		Sberbank of Russia, (Russia), ADR	722
—	(h)	Sierra Bancorp	7
7		Signature Bank (a)	712
1		Simmons First National Corp., Class A	54
5		Southwest Bancorp, Inc. (a)	80
62		Standard Chartered plc, (United Kingdom)	1,398
1		StellarOne Corp.	14
3		Suffolk Bancorp (a)	58
25		Sumitomo Mitsui Financial Group, Inc., (Japan)	1,309
28		SunTrust Banks, Inc.	1,047
3		Susquehanna Bancshares, Inc.	38
2		SVB Financial Group (a)	191
35		Swedbank AB, (Sweden), Class A	987
5		TCF Financial Corp.	80
21		U.S. Bancorp	861
1		UMB Financial Corp.	45
8		Union First Market Bankshares Corp.	193
—	(h)	Webster Financial Corp.	12
202		Wells Fargo & Co.	9,156
2		West Bancorporation, Inc.	24
1		Westamerica Bancorporation	34
3		Wilshire Bancorp, Inc.	34
35		Woori Finance Holdings Co., Ltd., (South Korea) (a)	441
17		Zions Bancorporation	502

			38,797

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Consumer Finance — 0.4%
3		American Express Co.	308
35		Capital One Financial Corp.	2,665
125		Compartamos S.A.B. de C.V., (Mexico)	235
17		Discover Financial Services	929
2		Nelnet, Inc., Class A	92
1		Portfolio Recovery Associates, Inc. (a)	78
1		Springleaf Holdings, Inc. (a)	17
2		World Acceptance Corp. (a)	175

			4,499

		Diversified Financial Services — 1.5%
39		African Bank Investments Ltd., (South Africa)	45
295		Bank of America Corp.	4,586
99		Citigroup, Inc.	5,157
140		FirstRand Ltd., (South Africa)	478
317		Fubon Financial Holding Co., Ltd., (Taiwan)	465
78		ING Groep N.V., (Netherlands), CVA (a)	1,083
9		IntercontinentalExchange Group, Inc.	2,063
2		Marlin Business Services Corp.	61
12		Moody’s Corp.	934
58		ORIX Corp., (Japan)	1,024
36		Rural Electrification Corp. Ltd., (India)	128

			16,024

		Insurance — 2.9%
38		ACE Ltd., (Switzerland)	3,930
5		Aflac, Inc.	343
1		Alleghany Corp. (a)	241
13		Allianz SE, (Germany)	2,328
2		Allied World Assurance Co. Holdings AG, (Switzerland)	203
15		Allstate Corp. (The)	791
6		American Equity Investment Life Holding Co.	165
18		American International Group, Inc.	893
17		Amtrust Financial Services, Inc.	552
4		Aspen Insurance Holdings Ltd., (Bermuda)	175
22		Assicurazioni Generali S.p.A., (Italy)	513
75		AXA S.A., (France)	2,097
1		Axis Capital Holdings Ltd., (Bermuda)	52
—	(h)	Berkshire Hathaway, Inc., Class A (a)	356
2		Berkshire Hathaway, Inc., Class B (a)	203
22		CNO Financial Group, Inc.	380
2		Everest Re Group Ltd., (Bermuda)	249
1		Global Indemnity plc, (Ireland) (a)	13
35		Hartford Financial Services Group, Inc.	1,277
5		Lincoln National Corp.	268
29		Loews Corp.	1,380

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
36		Marsh & McLennan Cos., Inc.	1,758
43		MetLife, Inc.	2,301
1		Navigators Group, Inc. (The) (a)	63
16		Old Republic International Corp.	268
150		Ping An Insurance Group Co. of China Ltd., (China), Class H	1,348
2		Platinum Underwriters Holdings Ltd., (Bermuda)	126
14		Porto Seguro S.A., (Brazil)	172
3		Powszechny Zaklad Ubezpieczen S.A., (Poland)	446
1		Primerica, Inc.	49
2		ProAssurance Corp.	85
12		Prudential Financial, Inc.	1,125
124		Prudential plc, (United Kingdom)	2,766
4		RenaissanceRe Holdings Ltd., (Bermuda)	346
—	(h)	Stewart Information Services Corp.	7
22		Sul America S.A., (Brazil)	135
8		Swiss Re AG, (Switzerland) (a)	769
12		Travelers Cos., Inc. (The)	1,059
15		Unum Group	526
5		W.R. Berkley Corp.	226
7		XL Group plc, (Ireland)	230
4		Zurich Insurance Group AG, (Switzerland) (a)	1,073

			31,287

		Real Estate Investment Trusts (REITs) — 0.6%
2		American Assets Trust, Inc.	50
15		American Homes 4 Rent, Class A	247
17		American Residential Properties, Inc. (a)	293
5		American Tower Corp.	383
9		Anworth Mortgage Asset Corp.	36
—	(h)	Ashford Hospitality Prime, Inc.	3
1		Ashford Hospitality Trust, Inc.	7
—	(h)	Associated Estates Realty Corp.	6
1		BioMed Realty Trust, Inc.	19
10		Brixmor Property Group, Inc. (a)	205
10		Capstead Mortgage Corp.	120
7		CBL & Associates Properties, Inc.	122
7		CoreSite Realty Corp.	225
1		Cousins Properties, Inc.	6
9		CYS Investments, Inc.	64
5		DCT Industrial Trust, Inc.	33
2		DiamondRock Hospitality Co.	29
1		EastGroup Properties, Inc.	74
1		EPR Properties	70
1		Equity Lifestyle Properties, Inc.	28
13		Excel Trust, Inc.	147

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Real Estate Investment Trusts (REITs) — Continued
5		Extra Space Storage, Inc.	202
1		FelCor Lodging Trust, Inc. (a)	9
1		First Industrial Realty Trust, Inc.	14
2		Franklin Street Properties Corp.	25
5		GEO Group, Inc. (The)	161
122		Goodman Group, (Australia)	518
1		Home Properties, Inc.	66
5		Hospitality Properties Trust	128
9		Kimco Realty Corp.	184
4		LTC Properties, Inc.	131
3		Mack-Cali Realty Corp.	54
1		National Retail Properties, Inc.	24
2		Pennsylvania Real Estate Investment Trust	46
1		Post Properties, Inc.	53
4		Potlatch Corp.	181
—	(h)	PS Business Parks, Inc.	25
6		RAIT Financial Trust	50
4		Ramco-Gershenson Properties Trust	68
12		Rayonier, Inc.	518
5		Redwood Trust, Inc.	105
9		RLJ Lodging Trust	207
1		Saul Centers, Inc.	48
16		Starwood Property Trust, Inc.	440
3		Strategic Hotels & Resorts, Inc. (a)	27
1		Taubman Centers, Inc.	45
3		Unibail-Rodamco SE, (France)	867
3		Ventas, Inc.	195

			6,558

		Real Estate Management & Development — 0.4%
2		Alexander & Baldwin, Inc.	72
9		Brookfield Asset Management, Inc., (Canada), Class A	342
33		CBRE Group, Inc., Class A (a)	878
76		Cheung Kong Holdings Ltd., (Hong Kong)	1,202
154		China Overseas Land & Investment Ltd., (Hong Kong)	435
123		Guangzhou R&F Properties Co., Ltd., (China), Class H	180
157		Hang Lung Properties Ltd., (Hong Kong)	498
1		Howard Hughes Corp. (The) (a)	108
38		Huaku Development Co., Ltd., (Taiwan) (a)	107
19		Mitsubishi Estate Co., Ltd., (Japan)	569
2		RE/MAX Holdings, Inc., Class A (a)	61
59		Wharf Holdings Ltd., (Hong Kong)	452

			4,904

SHARES		SECURITY DESCRIPTION	VALUE($)

		Thrifts & Mortgage Finance — 0.1%
1		Astoria Financial Corp.	8
—	(h)	BankFinancial Corp.	4
1		Beneficial Mutual Bancorp, Inc. (a)	16
—	(h)	Capitol Federal Financial, Inc.	5
34		Housing Development Finance Corp., (India)	437
30		Hudson City Bancorp, Inc.	283
1		Nationstar Mortgage Holdings, Inc. (a)	22
2		OceanFirst Financial Corp.	27
8		Ocwen Financial Corp. (a)	457

			1,259

		Total Financials	118,322

		Health Care — 6.6%
		Biotechnology — 1.4%
9		Aegerion Pharmaceuticals, Inc. (a)	635
—	(h)	Agios Pharmaceuticals, Inc. (a)	5
6		Alexion Pharmaceuticals, Inc. (a)	857
4		Alnylam Pharmaceuticals, Inc. (a)	240
9		Amgen, Inc.	999
12		Biogen Idec, Inc. (a)	3,413
20		Celgene Corp. (a)	3,330
4		ChemoCentryx, Inc. (a)	22
2		Chimerix, Inc. (a)	36
1		Foundation Medicine, Inc. (a)	12
33		Gilead Sciences, Inc. (a)	2,494
1		Karyopharm Therapeutics, Inc. (a)	11
2		MacroGenics, Inc. (a)	68
6		Merrimack Pharmaceuticals, Inc. (a)	30
5		Neurocrine Biosciences, Inc. (a)	42
9		NPS Pharmaceuticals, Inc. (a)	261
9		Orexigen Therapeutics, Inc. (a)	49
2		Regeneron Pharmaceuticals, Inc. (a)	648
7		Trius Therapeutics, Inc. (a) (i)	—
1		United Therapeutics Corp. (a)	136
22		Vertex Pharmaceuticals, Inc. (a)	1,632
6		Xencor, Inc. (a)	53

			14,973

		Health Care Equipment & Supplies — 0.3%
12		Abbott Laboratories	448
3		Baxter International, Inc.	189
6		CareFusion Corp. (a)	227
4		CONMED Corp.	184
1		Cyberonics, Inc. (a)	39
4		Essilor International S.A., (France)	392
3		Greatbatch, Inc. (a)	124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Health Care Equipment & Supplies — Continued
5		Invacare Corp.	111
5		Medical Action Industries, Inc. (a)	41
9		Medtronic, Inc.	499
27		Novadaq Technologies, Inc., (Canada) (a)	442
2		NuVasive, Inc. (a)	62
2		PhotoMedex, Inc. (a)	32
7		Stryker Corp.	511
11		SurModics, Inc. (a)	256

			3,557

		Health Care Providers & Services — 1.2%
11		Acadia Healthcare Co., Inc. (a)	528
6		Addus HomeCare Corp. (a)	125
3		Amedisys, Inc. (a)	46
4		AmerisourceBergen Corp.	246
2		Centene Corp. (a)	131
6		Cigna Corp.	516
6		Cross Country Healthcare, Inc. (a)	57
5		Fresenius Medical Care AG & Co. KGaA, (Germany)	365
6		Gentiva Health Services, Inc. (a)	70
1		HealthSouth Corp.	38
15		Humana, Inc.	1,583
2		LHC Group, Inc. (a)	42
—	(h)	Magellan Health Services, Inc. (a)	18
11		McKesson Corp.	1,709
6		National Healthcare Corp.	345
4		Omnicare, Inc.	229
3		Owens & Minor, Inc.	123
13		Premier, Inc., Class A (a)	496
2		Providence Service Corp. (The) (a)	43
79		UnitedHealth Group, Inc.	5,955
10		WellPoint, Inc.	905

			13,570

		Health Care Technology — 0.1%
11		Cerner Corp. (a)	589
6		MedAssets, Inc. (a)	110
1		Veeva Systems, Inc., Class A (a)	45

			744

		Life Sciences Tools & Services — 0.2%
17		Agilent Technologies, Inc.	965
8		Illumina, Inc. (a)	850
1		PAREXEL International Corp. (a)	27
5		WuXi PharmaTech Cayman, Inc., (China), ADR (a)	200

			2,042

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 3.4%
6		Allergan, Inc.	700
12		Astellas Pharma, Inc., (Japan)	723
7		AstraZeneca plc, (United Kingdom)	422
24		Bayer AG, (Germany)	3,300
5		BioDelivery Sciences International, Inc. (a)	30
57		Bristol-Myers Squibb Co.	3,055
2		Cornerstone Therapeutics, Inc. (a)	19
4		Endo Health Solutions, Inc. (a)	256
101		Johnson & Johnson	9,294
60		Merck & Co., Inc.	3,014
6		Nektar Therapeutics (a)	64
43		Novartis AG, (Switzerland)	3,429
8		Novo Nordisk A/S, (Denmark), Class B	1,464
2		Pacira Pharmaceuticals, Inc. (a)	105
4		Perrigo Co. plc	599
99		Pfizer, Inc.	3,046
4		Questcor Pharmaceuticals, Inc.	240
2		Repros Therapeutics, Inc. (a)	35
12		Roche Holding AG, (Switzerland)	3,379
12		Sanofi, (France)	1,285
8		Sciclone Pharmaceuticals, Inc. (a)	38
13		Shire plc, (Ireland)	635
13		Teva Pharmaceutical Industries Ltd., (Israel), ADR	511
14		Valeant Pharmaceuticals International, Inc. (a)	1,691

			37,334

		Total Health Care	72,220

		Industrials — 6.5%
		Aerospace & Defense — 1.2%
11		AAR Corp.	300
9		Boeing Co. (The)	1,201
52		Embraer S.A., (Brazil)	412
1		General Dynamics Corp.	69
34		Honeywell International, Inc.	3,135
48		Meggitt plc, (United Kingdom)	423
9		Northrop Grumman Corp.	997
4		Precision Castparts Corp.	956
18		Taser International, Inc. (a)	287
9		Textron, Inc.	343
45		United Technologies Corp.	5,147

			13,270

		Air Freight & Logistics — 0.0% (g)
1		Park-Ohio Holdings Corp. (a)	29
—	(h)	United Parcel Service, Inc., Class B	42
17		Yamato Holdings Co., Ltd., (Japan)	352

			423

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Airlines — 0.4%
214	Air Arabia PJSC, (United Arab Emirates)	90
5	Alaska Air Group, Inc.	393
94	Delta Air Lines, Inc.	2,581
8	Japan Airlines Co., Ltd., (Japan)	409
21	Republic Airways Holdings, Inc. (a)	221
22	Southwest Airlines Co.	408
37	Turk Hava Yollari, (Turkey)	112
4	United Continental Holdings, Inc. (a)	149

		4,363

	Building Products — 0.4%
1	Allegion plc, (Ireland) (a)	59
20	Cie de St-Gobain, (France)	1,128
28	Daikin Industries Ltd., (Japan)	1,754
19	Fortune Brands Home & Security, Inc.	884
6	Gibraltar Industries, Inc. (a)	115
35	Masco Corp.	806
2	Norcraft Cos., Inc. (a)	41
1	Nortek, Inc. (a)	45
1	Trex Co., Inc. (a)	56

		4,888

	Commercial Services & Supplies — 0.2%
3	ACCO Brands Corp. (a)	20
15	Aggreko plc, (United Kingdom)	434
20	ARC Document Solutions, Inc. (a)	167
1	Consolidated Graphics, Inc. (a)	57
4	Courier Corp.	78
2	Deluxe Corp.	129
1	G&K Services, Inc., Class A	65
3	Intersections, Inc.	25
10	Pitney Bowes, Inc.	226
5	Quad/Graphics, Inc.	144
12	R.R. Donnelley & Sons Co.	233
1	Steelcase, Inc., Class A	15
7	United Stationers, Inc.	326

		1,919

	Construction & Engineering — 0.4%
8	AECOM Technology Corp. (a)	230
9	EMCOR Group, Inc.	364
38	Fluor Corp.	3,037
2	Jacobs Engineering Group, Inc. (a)	126
1	MasTec, Inc. (a)	29
1	Orion Marine Group, Inc. (a)	17

		3,803

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 0.7%
30		ABB Ltd., (Switzerland) (a)	787
12		Acuity Brands, Inc.	1,323
10		Coleman Cable, Inc.	254
10		Eaton Corp. plc, (Ireland)	742
16		Emerson Electric Co.	1,139
5		Nidec Corp., (Japan)	483
1		Osram Licht AG, (Germany) (a)	35
1		Roper Industries, Inc.	69
20		Schneider Electric S.A., (France)	1,782
48		Sumitomo Electric Industries Ltd., (Japan)	807
136		Teco Electric and Machinery Co., Ltd., (Taiwan)	156

			7,577

		Industrial Conglomerates — 0.4%
23		Carlisle Cos., Inc.	1,848
4		Danaher Corp.	270
56		Hutchison Whampoa Ltd., (Hong Kong)	763
4		Industries Qatar QSC, (Qatar)	202
5		Siemens AG, (Germany)	710
2		SK Holdings Co., Ltd., (South Korea) (a)	370

			4,163

		Machinery — 1.3%
1		Alamo Group, Inc.	42
—	(h)	Ampco-Pittsburgh Corp.	6
18		Atlas Copco AB, (Sweden), Class A	504
2		Briggs & Stratton Corp.	49
2		Caterpillar, Inc.	162
2		Deere & Co.	200
4		Douglas Dynamics, Inc.	69
10		Dover Corp.	928
4		FANUC Corp., (Japan)	660
21		Flowserve Corp.	1,621
1		Hurco Cos., Inc.	27
1		Hyster-Yale Materials Handling, Inc.	47
3		IDEX Corp.	222
5		Illinois Tool Works, Inc.	387
14		Ingersoll-Rand plc, (Ireland)	850
3		Kadant, Inc.	113
136		Kawasaki Heavy Industries Ltd., (Japan)	571
29		Komatsu Ltd., (Japan)	597
56		Kubota Corp., (Japan)	929
9		Makita Corp., (Japan)	479
2		Mueller Industries, Inc.	123
36		PACCAR, Inc.	2,115
13		Pall Corp.	1,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Machinery — Continued
2		Parker Hannifin Corp.	206
2		Pentair Ltd., (Switzerland)	157
4		SMC Corp., (Japan)	909
4		SPX Corp.	408
2		Standex International Corp.	110
—	(h)	Watts Water Technologies, Inc., Class A	9
6		Xerium Technologies, Inc. (a)	101

			13,705

		Marine — 0.1%
8		Kirby Corp. (a)	754

		Professional Services — 0.2%
3		Barrett Business Services, Inc.	288
1		Dun & Bradstreet Corp. (The)	160
11		Equifax, Inc.	726
1		FTI Consulting, Inc. (a)	44
—	(h)	SGS S.A., (Switzerland)	276
7		Towers Watson & Co., Class A	955
1		VSE Corp.	68

			2,517

		Road & Rail — 0.8%
6		Arkansas Best Corp.	192
5		Canadian Pacific Railway Ltd., (Canada)	753
1		Celadon Group, Inc.	14
1		Con-way, Inc.	42
75		CSX Corp.	2,151
15		East Japan Railway Co., (Japan)	1,211
2		Heartland Express, Inc.	47
29		Hertz Global Holdings, Inc. (a)	818
9		Norfolk Southern Corp.	796
13		Old Dominion Freight Line, Inc. (a)	711
1		Saia, Inc. (a)	46
3		Swift Transportation Co. (a)	64
12		Union Pacific Corp.	2,021

			8,866

		Trading Companies & Distributors — 0.4%
19		Air Lease Corp.	601
2		Aircastle Ltd.	46
2		Applied Industrial Technologies, Inc.	86
28		HD Supply Holdings, Inc. (a)	664
30		Mitsubishi Corp., (Japan)	578
15		Rush Enterprises, Inc., Class A (a)	435
39		Sumitomo Corp., (Japan)	495
2		W.W. Grainger, Inc.	476
4		Watsco, Inc.	426

			3,807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Transportation Infrastructure — 0.0% (g)
858	Shenzhen International Holdings Ltd., (Hong Kong)	108
17	TAV Havalimanlari Holding A.S., (Turkey)	120

		228

	Total Industrials	70,283

	Information Technology — 9.2%
	Communications Equipment — 1.1%
3	Aviat Networks, Inc. (a)	8
13	Brocade Communications Systems, Inc. (a)	113
24	Ciena Corp. (a)	573
211	Cisco Systems, Inc.	4,730
9	Comtech Telecommunications Corp.	271
6	Harmonic, Inc. (a)	45
6	InterDigital, Inc.	187
9	Palo Alto Networks, Inc. (a)	499
49	QUALCOMM, Inc.	3,615
30	Ruckus Wireless, Inc. (a)	430
72	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	877
8	Ubiquiti Networks, Inc. (a)	364
30	Wistron NeWeb Corp., (Taiwan)	78

		11,790

	Computers & Peripherals — 1.2%
14	Apple, Inc.	8,084
7	Avid Technology, Inc. (a)	54
62	Catcher Technology Co., Ltd., (Taiwan)	404
52	Chicony Electronics Co., Ltd., (Taiwan)	130
77	Hewlett-Packard Co.	2,145
122	Inventec Corp., (Taiwan)	108
394	Lenovo Group Ltd., (China)	480
6	Lexmark International, Inc., Class A	213
165	Lite-On Technology Corp., (Taiwan)	266
1	QLogic Corp. (a)	16
6	SanDisk Corp.	449
4	Seagate Technology plc, (Ireland)	247
1	Violin Memory, Inc. (a)	5
11	Western Digital Corp.	914

		13,515

	Electronic Equipment, Instruments & Components — 0.3%
4	Aeroflex Holding Corp. (a)	28
8	Amphenol Corp., Class A	739
256	Anxin-China Holdings Ltd., (Hong Kong)	81
9	Benchmark Electronics, Inc. (a)	201
2	Checkpoint Systems, Inc. (a)	26

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Electronic Equipment, Instruments & Components — Continued
2		Coherent, Inc. (a)	164
131		Compeq Manufacturing Co., Ltd., (Taiwan)	77
109		Hitachi Ltd., (Japan)	826
29		Hon Hai Precision Industry Co., Ltd., (Taiwan), GDR	155
3		Newport Corp. (a)	59
7		Partron Co. Ltd., (South Korea)	96
1		TE Connectivity Ltd., (Switzerland)	67
22		TPK Holding Co., Ltd., (Taiwan)	130
182		Truly International Holdings Ltd., (Hong Kong)	98
8		Vishay Intertechnology, Inc. (a)	102
31		Zhen Ding Technology Holding Ltd., (Taiwan)	75

			2,924

		Internet Software & Services — 1.6%
9		Bazaarvoice, Inc. (a)	71
3		Blucora, Inc. (a)	81
1		Chegg, Inc. (a)	11
12		Dealertrack Technologies, Inc. (a)	587
6		Digital River, Inc. (a)	106
45		eBay, Inc. (a)	2,456
28		Facebook, Inc., Class A (a)	1,509
8		Google, Inc., Class A (a)	8,525
9		IntraLinks Holdings, Inc. (a)	104
3		LinkedIn Corp., Class A (a)	663
7		Millennial Media, Inc. (a)	52
23		Monster Worldwide, Inc. (a)	161
5		NetEase, Inc., (China), ADR	425
3		QuinStreet, Inc. (a)	28
14		Trulia, Inc. (a)	490
7		Twitter, Inc. (a)	442
1		VeriSign, Inc. (a)	60
3		WebMD Health Corp. (a)	124
—	(h)	Xoom Corp. (a)	11
55		Yahoo! Japan Corp., (Japan)	306
24		Yahoo!, Inc. (a)	954

			17,166

		IT Services — 1.2%
10		Accenture plc, (Ireland), Class A	786
5		Alliance Data Systems Corp. (a)	1,276
5		Amdocs Ltd.	210
2		CACI International, Inc., Class A (a)	174
18		Cognizant Technology Solutions Corp., Class A (a)	1,786
4		Computer Sciences Corp.	240

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
4	CSG Systems International, Inc.	114
1	EVERTEC, Inc., (Puerto Rico)	17
6	FleetCor Technologies, Inc. (a)	743
7	Genpact Ltd., (Bermuda) (a)	127
13	HCL Technologies Ltd., (India)	275
1	Heartland Payment Systems, Inc.	71
12	Infosys Ltd., (India), ADR	686
3	MasterCard, Inc., Class A	2,391
19	Nomura Research Institute Ltd., (Japan)	613
1	Unisys Corp. (a)	35
1	Vantiv, Inc., Class A (a)	36
1	VeriFone Systems, Inc. (a)	31
14	Visa, Inc., Class A	3,108

		12,719

	Office Electronics — 0.1%
18	Canon, Inc., (Japan)	587
11	Xerox Corp.	139

		726

	Semiconductors & Semiconductor Equipment — 1.9%
4	Advanced Energy Industries, Inc. (a)	81
4	Altera Corp.	143
12	Analog Devices, Inc.	616
104	Applied Materials, Inc.	1,834
14	ASML Holding N.V., (Netherlands)	1,354
58	Avago Technologies Ltd., (Singapore)	3,092
11	Broadcom Corp., Class A	332
86	Chipbond Technology Corp., (Taiwan)	136
2	DSP Group, Inc. (a)	19
2	First Solar, Inc. (a)	89
23	Freescale Semiconductor Ltd. (a)	373
27	KLA-Tencor Corp.	1,756
41	Lam Research Corp. (a)	2,230
4	LSI Corp.	49
16	Marvell Technology Group Ltd., (Bermuda)	233
2	Micrel, Inc.	15
7	Photronics, Inc. (a)	63
31	PLX Technology, Inc. (a)	201
8	PMC-Sierra, Inc. (a)	49
36	Radiant Opto-Electronics Corp., (Taiwan)	132
92	Realtek Semiconductor Corp., (Taiwan)	247
5	RF Micro Devices, Inc. (a)	25
3	Samsung Electronics Co., Ltd., (South Korea)	3,534
10	SK Hynix, Inc., (South Korea) (a)	338
3	SunPower Corp. (a)	103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
100	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,737
21	Teradyne, Inc. (a)	369
14	Texas Instruments, Inc.	610
12	TriQuint Semiconductor, Inc. (a)	97
8	Ultra Clean Holdings, Inc. (a)	79
94	Vanguard International Semiconductor Corp., (Taiwan)	112
11	Xilinx, Inc.	492

		20,540

	Software — 1.8%
2	ACI Worldwide, Inc. (a)	106
14	Activision Blizzard, Inc.	244
23	Adobe Systems, Inc. (a)	1,391
5	Aspen Technology, Inc. (a)	208
5	CA, Inc.	155
7	Citrix Systems, Inc. (a)	464
2	CommVault Systems, Inc. (a)	112
1	Fair Isaac Corp.	66
15	Giant Interactive Group, Inc., (China), ADR	172
12	Infoblox, Inc. (a)	381
3	Manhattan Associates, Inc. (a)	367
199	Microsoft Corp.	7,461
97	Oracle Corp.	3,702
3	Pegasystems, Inc.	170
5	Perfect World Co., Ltd., (China), ADR	92
1	QAD, Inc., Class A	14
11	Rovi Corp. (a)	221
27	SAP AG, (Germany)	2,372
8	ServiceNow, Inc. (a)	460
6	Splunk, Inc. (a)	388
28	Symantec Corp.	656
4	Telenav, Inc. (a)	25
2	TIBCO Software, Inc. (a)	34
2	VMware, Inc., Class A (a)	142
8	Workday, Inc., Class A (a)	693

		20,096

	Total Information Technology	99,476

	Materials — 2.9%
	Chemicals — 1.3%
3	Air Products & Chemicals, Inc.	388
11	Akzo Nobel N.V., (Netherlands)	824
5	Albemarle Corp.	342
12	Axiall Corp.	553

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
11	BASF SE, (Germany)	1,141
258	Dongyue Group Ltd., (China)	102
39	Dow Chemical Co. (The)	1,729
5	Ecolab, Inc.	544
1	Hyosung Corp., (South Korea) (a)	99
1	LG Chem Ltd., (South Korea) (a)	426
3	Linde AG, (Germany)	661
11	LyondellBasell Industries N.V., Class A	915
5	Methanex Corp., (Canada)	285
6	Minerals Technologies, Inc.	376
12	Monsanto Co.	1,415
10	Nitto Denko Corp., (Japan)	436
2	OM Group, Inc. (a)	90
10	PPG Industries, Inc.	1,854
3	Sherwin-Williams Co. (The)	590
11	Shin-Etsu Chemical Co., Ltd., (Japan)	632
6	Solvay S.A., (Belgium)	983
2	Tredegar Corp.	68
42	UPL Ltd., (India)	136

		14,589

	Construction Materials — 0.2%
299	China Shanshui Cement Group Ltd., (China)	129
7	Holcim Ltd., (Switzerland) (a)	530
5	Imerys S.A., (France)	471
10	Lafarge S.A., (France)	774
5	Martin Marietta Materials, Inc.	487

		2,391

	Containers & Packaging — 0.2%
13	Ball Corp.	663
14	Graphic Packaging Holding Co. (a)	139
2	Greif, Inc., Class A	99
3	Myers Industries, Inc.	55
4	Rock Tenn Co., Class A	450
7	Sealed Air Corp.	228

		1,634

	Metals & Mining — 1.1%
114	Alcoa, Inc.	1,211
40	BHP Billiton Ltd., (Australia)	1,359
4	Compass Minerals International, Inc.	296
93	Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	111
36	First Quantum Minerals Ltd., (Canada)	646
59	Freeport-McMoRan Copper & Gold, Inc.	2,227
142	Glencore Xstrata plc, (Switzerland) (a)	737
10	KGHM Polska Miedz S.A., (Poland)	372

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Metals & Mining — Continued
8		Koza Altin Isletmeleri A.S., (Turkey)	85
3		Nucor Corp.	174
10		Rio Tinto Ltd., (Australia)	628
33		Rio Tinto plc, (United Kingdom)	1,838
266		Shougang Fushan Resources Group Ltd., (Hong Kong)	94
21		United States Steel Corp.	623
54		Vale S.A., (Brazil), ADR	817
5		Worthington Industries, Inc.	216

			11,434

		Paper & Forest Products — 0.1%
1		Domtar Corp., (Canada)	49
6		International Paper Co.	287
3		PH Glatfelter Co.	90
4		Resolute Forest Products, Inc., (Canada) (a)	68
43		Stora Enso OYJ, (Finland), Class R	430
26		UPM-Kymmene OYJ, (Finland)	438

			1,362

		Total Materials	31,410

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 0.5%
16		AT&T, Inc.	566
138		BT Group plc, (United Kingdom)	869
4		CenturyLink, Inc.	139
3		Fairpoint Communications, Inc. (a)	30
10		Inteliquent, Inc.	119
10		magicJack VocalTec Ltd., (Israel) (a)	116
19		Telefonica Brasil S.A., (Brazil), ADR	356
56		Verizon Communications, Inc.	2,742

			4,937

		Wireless Telecommunication Services — 0.6%
90		China Mobile Ltd., (Hong Kong)	932
23		Mobile Telesystems OJSC, (Russia), ADR	493
36		MTN Group Ltd., (South Africa)	750
—	(h)	NTELOS Holdings Corp.	6
1		SK Telecom Co., Ltd., (South Korea)	256
44		Tim Participacoes S.A., (Brazil)	231
10		VimpelCom Ltd., (Netherlands), ADR	125
848		Vodafone Group plc, (United Kingdom)	3,338
19		Vodafone Group plc, (United Kingdom), ADR	751

			6,882

		Total Telecommunication Services	11,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.2%
	Electric Utilities — 0.7%
38	American Electric Power Co., Inc.	1,784
9	Duke Energy Corp.	621
17	Edison International	809
2	El Paso Electric Co.	83
10	Electricite de France, (France)	362
25	NextEra Energy, Inc.	2,167
6	Northeast Utilities	263
3	Pinnacle West Capital Corp.	175
2	PNM Resources, Inc.	45
5	Portland General Electric Co.	141
1	UNS Energy Corp.	63
19	Xcel Energy, Inc.	539

		7,052

	Gas Utilities — 0.1%
1	AGL Resources, Inc.	47
58	ENN Energy Holdings Ltd., (China)	430
1	Laclede Group, Inc. (The)	61
1	Piedmont Natural Gas Co., Inc.	46
1	Southwest Gas Corp.	59
6	UGI Corp.	234

		877

	Independent Power Producers & Energy Traders — 0.0% (g)
17	AES Corp.	241
6	Calpine Corp. (a)	123

		364

	Multi-Utilities — 0.4%
15	CenterPoint Energy, Inc.	345
175	Centrica plc, (United Kingdom)	1,006
13	CMS Energy Corp.	344
20	GDF Suez, (France)	474
12	NiSource, Inc.	386
5	NorthWestern Corp.	210
13	Sempra Energy	1,208
24	Suez Environnement Co., (France)	439

		4,412

	Total Utilities	12,705

	Total Common Stocks (Cost $449,856)	608,333

Preferred Stocks — 0.4%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
8	Volkswagen AG, (Germany)	2,243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Consumer Staples — 0.2%
	Household Products — 0.2%
12	Henkel AG & Co. KGaA, (Germany)	1,431

	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
3	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23, ($25 par value) @	67
3	Morgan Stanley, VAR, 7.125%, 10/15/23, ($25 par value) @	79

		146

	Commercial Banks — 0.0% (g)
16	Banco do Estado do Rio Grande do Sul S.A., (Brazil), Class B	85

	Total Financials	231

	Total Preferred Stocks (Cost $2,078)	3,905

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 3.0%
	ACE Securities Corp. Home Equity Loan Trust,
314	Series 2004-HE3, Class M3, VAR, 1.245%, 11/25/34	266
220	Series 2005-HE7, Class A1B2, VAR, 0.465%, 11/25/35	204
462	Series 2006-SD1, Class A1B, VAR, 0.515%, 02/25/36	455
	Ally Auto Receivables Trust,
32	Series 2010-3, Class A4, 1.550%, 08/17/15	32
12	Series 2011-3, Class A3, 0.970%, 08/17/15	12
92	Series 2013-1, Class A3, 0.630%, 05/15/17	92
115	Series 2013-2, Class A3, 0.790%, 01/15/18	115
96	Series 2013-SN1, Class A3, 0.720%, 05/20/16	96
	AmeriCredit Automobile Receivables Trust,
12	Series 2011-3, Class A3, 1.170%, 01/08/16	12
40	Series 2013-1, Class A3, 0.610%, 10/10/17	40
118	Series 2013-5, Class A3, 0.900%, 09/10/18	118
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
203	Series 2002-2, Class M3, VAR, 2.820%, 08/25/32	190
700	Series 2003-9, Class M2, VAR, 2.065%, 09/25/33	658
987	Series 2004-R1, Class M1, VAR, 0.960%, 02/25/34	882
410	Series 2004-R1, Class M6, VAR, 2.235%, 02/25/34	338

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
220	Series 2004-R1, Class M8, VAR, 2.790%, 02/25/34	209
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,161	Series 2003-W9, Class M2, VAR, 2.745%, 01/25/34	1,069
159	Series 2004-W3, Class A3, VAR, 0.985%, 02/25/34	145
473	Series 2004-W4, Class A, VAR, 0.685%, 03/25/34	430
	Bayview Financial Mortgage Pass-Through Trust,
84	Series 2005-C, Class A1C, VAR, 0.577%, 06/28/44	84
395	Series 2006-A, Class 2A4, VAR, 0.467%, 02/28/41	390
119	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	119
92	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 07/16/18	92
28	CDC Mortgage Capital Trust, Series 2003-HE3, Class M2, VAR, 2.790%, 11/25/33	23
500	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.645%, 01/25/35	467
441	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.415%, 04/25/34	279
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	172
	CNH Equipment Trust,
18	Series 2011-A, Class A3, 1.200%, 05/16/16	18
96	Series 2012-D, Class A3, 0.650%, 04/16/18	96
130	Series 2013-A, Class A3, 0.690%, 06/15/18	130
65	Series 2013-C, Class A3, 1.020%, 08/15/18	65
214	Series 2013-D, Class A3, 0.770%, 10/15/18	214
	Countrywide Asset-Backed Certificates,
591	Series 2003-BC1, Class A1, VAR, 0.965%, 03/25/33	540
1,120	Series 2004-6, Class M2, VAR, 0.815%, 10/25/34	1,055
445	Series 2004-BC1, Class M3, VAR, 2.265%, 10/25/33	368
785	Series 2004-SD2, Class M1, VAR, 0.785%, 06/25/33 (e)	749
31	Series 2005-14, Class 3A2, VAR, 0.405%, 04/25/36	31
127	CPS Auto Trust, Series 2013-D, Class A, 1.540%, 07/16/18 (e)	127
	Credit Suisse First Boston Mortgage Securities Corp.,
38	Series 2002-HE4, Class AF, 5.510%, 08/25/32	42

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
37	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	37
	Credit-Based Asset Servicing and Securitization LLC,
218	Series 2005-CB4, Class AF4, SUB, 5.028%, 07/25/35	217
328	Series 2005-CB5, Class AF2, SUB, 4.831%, 08/25/35	331
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,006
	Fifth Third Auto Trust,
140	Series 2013-1, Class A3, 0.880%, 10/16/17	140
106	Series 2013-A, Class A3, 0.610%, 09/15/17	106
	First Franklin Mortgage Loan Trust,
71	Series 2004-FF10, Class A3, VAR, 1.245%, 09/25/34	71
906	Series 2005-FF10, Class A4, VAR, 0.485%, 11/25/35	856
67	Ford Credit Auto Lease Trust, Series 2013-B, Class A3, 0.760%, 09/15/16	67
	Ford Credit Auto Owner Trust,
14	Series 2011-B, Class A3, 0.840%, 06/15/15	14
67	Series 2013-B, Class A3, 0.570%, 10/15/17	67
97	Series 2013-C, Class A3, 0.820%, 12/15/17	97
154	Series 2013-D, Class A3, 0.670%, 04/15/18	154
336	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.515%, 01/25/45 (e)	324
179	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class A7, 1.790%, 11/15/46 (e)	179
	Home Equity Asset Trust,
147	Series 2003-1, Class M1, VAR, 1.665%, 06/25/33	137
190	Series 2004-6, Class M2, VAR, 1.065%, 12/25/34	177
638	Series 2005-7, Class 2A4, VAR, 0.545%, 01/25/36	613
442	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.365%, 11/25/34	387
	Honda Auto Receivables Owner Trust,
50	Series 2011-1, Class A4, 1.800%, 04/17/17	50
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
121	Series 2013-1, Class A3, 0.480%, 11/21/16	121
59	Series 2013-2, Class A3, 0.530%, 02/16/17	59
153	Series 2013-4, Class A3, 0.690%, 09/18/17	153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
83	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	83
	Hyundai Auto Receivables Trust,
63	Series 2010-B, Class A4, 1.630%, 03/15/17	64
57	Series 2011-B, Class A4, 1.650%, 02/15/17	57
212	Series 2013-A, Class A3, 0.560%, 07/17/17	212
104	Series 2013-B, Class A3, 0.710%, 09/15/17	104
	John Deere Owner Trust,
8	Series 2011-A, Class A3, 1.290%, 01/15/16	8
120	Series 2013-A, Class A3, 0.600%, 03/15/17	120
666	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.465%, 11/25/35	592
	Long Beach Mortgage Loan Trust,
874	Series 2001-2, Class M1, VAR, 1.005%, 07/25/31	768
219	Series2003-4, Class M2, VAR, 2.790%, 08/25/33	204
381	Series 2004-1, Class M3, VAR, 1.215%, 02/25/34	351
	MASTR Asset-Backed Securities Trust,
379	Series 2002-OPT1, Class M3, VAR, 3.690%, 11/25/32	386
113	Series 2004-OPT1, Class M2, VAR, 1.815%, 02/25/34	89
60	Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A3, 0.590%, 02/15/16	60
	Mercedes-Benz Auto Receivables Trust,
9	Series 2011-1, Class A3, 0.850%, 03/16/15	9
86	Series 2013-1, Class A3, 0.780%, 08/15/17	86
	Merrill Lynch Mortgage Investors Trust,
875	Series 2002-NC1, Class M1, VAR, 1.215%, 05/25/33	821
775	Series 2005-NC1, Class M2, VAR, 1.245%, 10/25/35	673
	Morgan Stanley ABS Capital I, Inc. Trust,
1,000	Series 2004-HE6, Class M1, VAR, 0.990%, 08/25/34	910
420	Series 2004-NC2, Class M2, VAR, 1.965%, 12/25/33	335
85	Series 2005-HE1, Class M3, VAR, 0.945%, 12/25/34	71
	New Century Home Equity Loan Trust,
787	Series 2003-6, Class M1, VAR, 1.245%, 01/25/34	731
250	Series 2005-1, Class M1, VAR, 0.615%, 03/25/35	239
41	Nissan Auto Lease Trust, Series 2013-B, Class A3, 0.750%, 06/15/16	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	Nissan Auto Receivables Owner Trust,
83	Series 2012-A, Class A4, 1.000%, 07/16/18	83
98	Series 2013-A, Class A3, 0.500%, 05/15/17	98
180	Series 2013-C, Class A3, 0.670%, 08/15/18	180
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
498	Series 2003-2, Class M1, VAR, 1.140%, 04/25/33	411
373	Series 2003-4, Class M1, VAR, 1.185%, 07/25/33	326
649	Series 2003-5, Class A3, VAR, 1.065%, 08/25/33	600
	Option One Mortgage Loan Trust,
273	Series 2003-1, Class M2, VAR, 3.090%, 02/25/33	241
1,347	Series 2004-2, Class M2, VAR, 1.740%, 05/25/34	1,014
211	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.102%, 10/25/34	209
	RAMP Trust,
147	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	151
726	Series 2004-RS9, Class MII1, VAR, 1.140%, 09/25/34	677
	RASC Trust,
346	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	354
689	Series 2005-KS2, Class M1, VAR, 0.810%, 03/25/35	621
78	Series 2005-KS7, Class M1, VAR, 0.605%, 08/25/35	77
5	Series 2005-KS9, Class A3, VAR, 0.535%, 10/25/35	5
	Renaissance Home Equity Loan Trust,
1,240	Series 2003-2, Class A, VAR, 1.045%, 08/25/33	1,159
587	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	528
	Santander Drive Auto Receivables Trust,
59	Series 2011-1, Class B, 2.350%, 11/16/15	60
125	Series 2013-1, Class A3, 0.620%, 06/15/17	125
	Saxon Asset Securities Trust,
50	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	51
597	Series 2003-2, Class M2, VAR, 2.790%, 06/25/33	518
272	Series 2004-2, Class MV2, VAR, 1.965%, 08/25/35	254

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
39		Soundview Home Loan Trust, Series 2006-WF1, Class A2, SUB, 5.588%, 10/25/36	32
		Structured Asset Investment Loan Trust,
367		Series 2003-BC3, Class M1, VAR, 1.590%, 04/25/33	358
269		Series 2004-7, Class M1, VAR, 1.215%, 08/25/34	245
628		Series 2004-8, Class M2, VAR, 1.095%, 09/25/34	554
15		Series 2005-5, Class A9, VAR, 0.570%, 06/25/35	15
221		Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.435%, 05/25/31 (e)	122
31		Toyota Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.550%, 01/17/17	31
		Volkswagen Auto Loan Enhanced Trust,
84		Series 2012-2, Class A3, 0.460%, 01/20/17	84
217		Series 2013-2, Class A3, 0.700%, 04/20/18	216

		Total Asset-Backed Securities (Cost $30,923)	32,239

Collateralized Mortgage Obligations — 5.7%
		Agency CMO — 4.2%
118		Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	125
257		Federal Home Loan Mortgage Corp.-Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	297
		Federal Home Loan Mortgage Corp. REMIC,
4		Series 1087, Class I, 8.500%, 06/15/21	5
4		Series 1136, Class H, 6.000%, 09/15/21	4
106		Series 1617, Class PM, 6.500%, 11/15/23	118
93		Series 1710, Class GH, 8.000%, 04/15/24	106
66		Series 1732, Class K, 6.500%, 05/15/24	73
85		Series 1843, Class Z, 7.000%, 04/15/26	95
103		Series 2033, Class K, 6.050%, 08/15/23	112
1,592		Series 2097, Class PD, 8.000%, 11/15/28	1,855
—	(h)	Series 2115, Class PE, 6.000%, 01/15/14	—	(h)
207		Series 2378, Class BD, 5.500%, 11/15/31	227
22		Series 2391, Class QR, 5.500%, 12/15/16	23
61		Series 2394, Class MC, 6.000%, 12/15/16	65
85		Series 2405, Class JF, 6.000%, 01/15/17	90
44		Series 2425, Class OB, 6.000%, 03/15/17	46
171		Series 2455, Class GK, 6.500%, 05/15/32	193
46		Series 2457, Class PE, 6.500%, 06/15/32	52
128		Series 2473, Class JZ, 6.500%, 07/15/32	142

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
11	Series 2503, Class TG, 5.500%, 09/15/17	12
13	Series 2508, Class AQ, 5.500%, 10/15/17	13
80	Series 2527, Class BP, 5.000%, 11/15/17	85
47	Series 2531, Class HN, 5.000%, 12/15/17	50
40	Series 2538, Class CB, 5.000%, 12/15/17	42
228	Series 2564, Class NK, 5.000%, 02/15/18	242
221	Series 2575, Class PE, 5.500%, 02/15/33	242
500	Series 2586, Class WG, 4.000%, 03/15/33	526
130	Series 2594, Class OL, 5.000%, 04/15/18	138
109	Series 2595, Class HO, 4.500%, 03/15/23	116
149	Series 2627, Class KM, 4.500%, 06/15/18	158
215	Series 2636, Class Z, 4.500%, 06/15/18	227
122	Series 2651, Class VZ, 4.500%, 07/15/18	130
38	Series 2657, Class ME, 5.000%, 10/15/22	39
186	Series 2663, Class VQ, 5.000%, 06/15/22	188
670	Series 2682, Class LD, 4.500%, 10/15/33	689
200	Series 2685, Class DT, 5.000%, 10/15/23	221
75	Series 2686, Class GC, 5.000%, 10/15/23	82
366	Series 2699, Class TC, 4.000%, 11/15/18	386
307	Series 2715, Class NG, 4.500%, 12/15/18	326
43	Series 2727, Class PE, 4.500%, 07/15/32	44
148	Series 2744, Class TU, 5.500%, 05/15/32	156
114	Series 2756, Class NA, 5.000%, 02/15/24	123
122	Series 2764, Class OE, 4.500%, 03/15/19	130
200	Series 2764, Class UG, 5.000%, 03/15/34	214
81	Series 2773, Class CD, 4.500%, 04/15/24	87
11	Series 2780, Class JA, 4.500%, 04/15/19	12
12	Series 2780, Class JG, 4.500%, 04/15/19	12
178	Series 2783, Class AT, 4.000%, 04/15/19	188
59	Series 2809, Class UC, 4.000%, 06/15/19	62
215	Series 2852, Class NY, 5.000%, 09/15/33	223
420	Series 2864, Class NB, 5.500%, 07/15/33	456
31	Series 2864, Class PE, 5.000%, 06/15/33	32
221	Series 2877, Class AD, 4.000%, 10/15/19	232
24	Series 2899, Class KB, 4.500%, 03/15/19	24
349	Series 2901, Class KB, 5.000%, 12/15/34	374
248	Series 2910, Class BE, 4.500%, 12/15/19	264
325	Series 2912, Class EH, 5.500%, 01/15/35	360
48	Series 2922, Class GA, 5.500%, 05/15/34	52
16	Series 2931, Class AM, 4.500%, 07/15/19	16
148	Series 2950, Class KZ, 4.500%, 03/15/20	160
168	Series 2988, Class TY, 5.500%, 06/15/25	181
106	Series 2989, Class TG, 5.000%, 06/15/25	115
22	Series 3000, Class PB, 3.900%, 01/15/23	23
300	Series 3017, Class ML, 5.000%, 08/15/35	324

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
489	Series 3028, Class ME, 5.000%, 02/15/34	514
159	Series 3031, Class AG, 5.000%, 02/15/34	165
91	Series 3036, Class ND, 5.000%, 05/15/34	94
51	Series 3064, Class OG, 5.500%, 06/15/34	53
57	Series 3077, Class TO, PO, 04/15/35	53
184	Series 3078, Class PD, 5.500%, 07/15/34	191
115	Series 3098, Class PE, 5.000%, 06/15/34	118
243	Series 3102, Class CE, 5.500%, 01/15/26	268
92	Series 3106, Class PD, 5.500%, 06/15/34	93
79	Series 3113, Class QD, 5.000%, 06/15/34	80
210	Series 3116, Class PD, 5.000%, 10/15/34	219
83	Series 3121, Class JD, 5.500%, 03/15/26	91
12	Series 3151, Class PD, 6.000%, 11/15/34	12
174	Series 3151, Class UC, 5.500%, 08/15/35	184
26	Series 3200, Class PO, PO, 08/15/36	24
106	Series 3212, Class BK, 5.500%, 09/15/36	116
197	Series 3213, Class PE, 6.000%, 09/15/36	220
113	Series 3279, Class PE, 5.500%, 02/15/37	123
40	Series 3312, Class LB, 5.500%, 11/15/25	40
298	Series 3349, Class DP, 6.000%, 09/15/36	319
250	Series 3405, Class PE, 5.000%, 01/15/38	271
300	Series 3532, Class EB, 4.000%, 05/15/24	321
100	Series 3534, Class MB, 4.000%, 05/15/24	104
225	Series 3553, Class PG, 5.500%, 07/15/39	247
158	Series 3564, Class NB, 5.000%, 08/15/39	165
336	Series 3622, Class TA, 5.500%, 10/15/26	354
133	Series 3622, Class WA, 5.500%, 09/15/39	148
229	Series 3653, Class HJ, 5.000%, 04/15/40	249
239	Series 3662, Class PJ, 5.000%, 04/15/40	253
120	Series 3680, Class LC, 4.500%, 06/15/40	125
133	Series 3688, Class GT, VAR, 7.190%, 11/15/46	160
250	Series 3710, Class GB, 4.000%, 08/15/25	259
145	Series 3747, Class HI, IO, 4.500%, 07/15/37	17
303	Series 3747, Class HX, 4.500%, 11/15/39	312
250	Series 3748, Class D, 4.000%, 11/15/39	258
114	Series 3755, Class MU, 4.000%, 11/15/30	112
220	Series 3768, Class MB, 4.000%, 12/15/39	228
879	Series 3827, Class BM, 5.500%, 08/15/39	959
160	Series 3852, Class TP, IF, 5.500%, 05/15/41	168
350	Series 3859, Class JB, 5.000%, 05/15/41	378
300	Series 3874, Class DW, 3.500%, 06/15/21	316
800	Series 3989, Class JW, 3.500%, 01/15/42	744

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
343	Series 4219, Class JA, 3.500%, 08/15/39	353
6	Series 50, Class I, 8.000%, 06/15/20	7
280	Federal Home Loan Mortgage Corp. STRIPS, Series 279, Class F6, VAR, 0.617%, 09/15/42	278
137	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	159
	Federal National Mortgage Association - ACES,
260	Series 2011-M2, Class A2, 3.645%, 07/25/21	272
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	417
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	172
412	Series 2013-M13, Class A2, VAR, 2.540%, 04/25/23	384
	Federal National Mortgage Association REMIC,
6	Series 1990-7, Class B, 8.500%, 01/25/20	6
2	Series 1990-35, Class E, 9.500%, 04/25/20	2
6	Series 1990-76, Class G, 7.000%, 07/25/20	7
23	Series 1990-106, Class J, 8.500%, 09/25/20	26
4	Series 1991-73, Class A, 8.000%, 07/25/21	4
66	Series 1992-112, Class GB, 7.000%, 07/25/22	75
26	Series 1992-195, Class C, 7.500%, 10/25/22	30
102	Series 1998-37, Class VZ, 6.000%, 06/17/28	112
192	Series 1998-66, Class B, 6.500%, 12/25/28	210
61	Series 2002-19, Class PE, 6.000%, 04/25/17	64
129	Series 2002-24, Class AJ, 6.000%, 04/25/17	136
171	Series 2002-55, Class PG, 5.500%, 09/25/32	187
24	Series 2002-63, Class KC, 5.000%, 10/25/17	26
63	Series 2002-63, Class LB, 5.500%, 10/25/17	67
176	Series 2002-82, Class PE, 6.000%, 12/25/32	190
40	Series 2003-21, Class OU, 5.500%, 03/25/33	44
246	Series 2003-29, Class BY, 5.500%, 04/25/33	268

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
36	Series 2003-33, Class AC, 4.250%, 03/25/33	37
45	Series 2003-58, Class AD, 3.250%, 07/25/33	46
25	Series 2003-63, Class PE, 3.500%, 07/25/33	26
150	Series 2003-67, Class KE, 5.000%, 07/25/33	161
159	Series 2003-78, Class B, 5.000%, 08/25/23	175
265	Series 2003-81, Class LC, 4.500%, 09/25/18	281
175	Series 2003-83, Class PG, 5.000%, 06/25/23	187
85	Series 2003-110, Class WA, 4.000%, 08/25/33	90
151	Series 2003-122, Class TE, 5.000%, 12/25/22	153
521	Series 2003-131, Class CH, 5.500%, 01/25/34	569
360	Series 2004-36, Class PC, 5.500%, 02/25/34	385
131	Series 2005-5, Class CK, 5.000%, 01/25/35	139
67	Series 2005-18, Class EG, 5.000%, 03/25/25	73
20	Series 2005-23, Class TG, 5.000%, 04/25/35	21
106	Series 2005-29, Class WC, 4.750%, 04/25/35	114
238	Series 2005-38, Class TB, 6.000%, 11/25/34	263
126	Series 2005-44, Class PE, 5.000%, 07/25/33	128
156	Series 2005-58, Class EP, 5.500%, 07/25/35	171
158	Series 2005-68, Class BC, 5.250%, 06/25/35	172
529	Series 2005-70, Class KP, 5.000%, 06/25/35	567
203	Series 2006-45, Class NW, 5.500%, 01/25/35	209
400	Series 2007-61, Class PE, 5.500%, 07/25/37	434
87	Series 2007-65, Class KI, IF, IO, 6.455%, 07/25/37	12
225	Series 2008-61, Class GB, 5.500%, 07/25/38	245
349	Series 2008-65, Class CD, 4.500%, 08/25/23	374

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
15	Series 2008-68, Class VN, 5.500%, 03/25/27	15
201	Series 2009-15, Class AC, 5.500%, 03/25/29	220
162	Series 2009-19, Class TD, 5.000%, 08/25/36	169
79	Series 2009-22, Class EG, 5.000%, 07/25/35	86
58	Series 2009-37, Class KI, IF, IO, 5.835%, 06/25/39	8
125	Series 2009-50, Class PT, VAR, 6.073%, 05/25/37	136
150	Series 2009-60, Class DE, 5.000%, 08/25/29	162
57	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	10
117	Series 2009-86, Class OT, PO, 10/25/37	106
221	Series 2009-112, Class ST, IF, IO, 6.085%, 01/25/40	29
800	Series 2010-9, Class MB, 5.000%, 05/25/32	869
129	Series 2010-9, Class ME, 5.000%, 02/25/40	141
300	Series 2010-9, Class PE, 4.500%, 10/25/39	311
119	Series 2010-35, Class SB, IF, IO, 6.255%, 04/25/40	17
400	Series 2010-45, Class BL, 4.500%, 05/25/40	423
337	Series 2010-64, Class DM, 5.000%, 06/25/40	367
104	Series 2010-64, Class EH, 5.000%, 10/25/35	109
199	Series 2010-111, Class AE, 5.500%, 04/25/38	214
450	Series 2010-123, Class BP, 4.500%, 11/25/40	469
192	Series 2011-22, Class MA, 6.500%, 04/25/38	216
650	Series 2011-52, Class KB, 5.500%, 06/25/41	720
530	Series 2011-52, Class LB, 5.500%, 06/25/41	573
157	Series 2011-111, Class EA, 5.000%, 12/25/38	166
169	Series 2012-137, Class CF, VAR, 0.465%, 08/25/41	167
438	Series 2013-83, Class CA, 3.500%, 10/25/37	445
250	Series 2013-101, Class E, 3.000%, 10/25/33	224

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
53	Series G92-35, Class E, 7.500%, 07/25/22	60
44	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/01/24	42
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	103
347	Series 2003-65, Class AL, 5.500%, 08/20/33	384
184	Series 2003-66, Class HD, 5.500%, 08/20/33	205
340	Series 2004-16, Class AE, 5.500%, 02/20/34	377
705	Series 2004-37, Class PE, 5.500%, 05/20/34	766
335	Series 2005-3, Class QB, 5.000%, 01/16/35	370
283	Series 2005-11, Class PL, 5.000%, 02/20/35	309
144	Series 2005-13, Class BG, 5.000%, 02/20/35	156
390	Series 2005-48, Class CY, 5.000%, 06/20/35	423
177	Series 2005-92, Class CD, 5.000%, 01/20/32	183
100	Series 2006-1, Class LE, 5.500%, 06/20/35	111
399	Series 2006-7, Class ND, 5.500%, 08/20/35	443
77	Series 2006-38, Class SG, IF, IO, 6.483%, 09/20/33	4
195	Series 2006-50, Class JD, 5.000%, 09/20/36	208
389	Series 2006-69, Class MB, 5.500%, 12/20/36	433
131	Series 2007-26, Class SW, IF, IO, 6.033%, 05/20/37	20
125	Series 2007-33, Class LE, 5.500%, 06/20/37	139
130	Series 2007-35, Class NE, 6.000%, 06/16/37	147
209	Series 2007-79, Class BL, 5.750%, 08/20/37	233
161	Series 2008-20, Class HC, 5.750%, 06/16/37	180
61	Series 2008-23, Class YA, 5.250%, 03/20/38	67
113	Series 2008-26, Class JP, 5.250%, 03/20/38	124
469	Series 2008-33, Class PB, 5.500%, 04/20/38	521

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
173		Series 2008-42, Class PB, 5.500%, 08/20/36	176
416		Series 2008-47, Class P, 5.500%, 06/16/38	470
87		Series 2008-58, Class ZT, 6.500%, 07/20/38	98
65		Series 2008-62, Class SA, IF, IO, 5.983%, 07/20/38	9
267		Series 2008-63, Class PE, 5.500%, 07/20/38	296
157		Series 2008-68, Class PQ, 5.500%, 04/20/38	172
192		Series 2008-71, Class PB, 6.000%, 07/20/37	199
126		Series 2008-76, Class PD, 5.750%, 09/20/38	142
133		Series 2008-76, Class US, IF, IO, 5.733%, 09/20/38	17
266		Series 2008-89, Class JA, 5.750%, 08/20/38	295
203		Series 2008-95, Class DS, IF, IO, 7.133%, 12/20/38	33
301		Series 2009-42, Class CD, 5.000%, 06/20/39	333
400		Series 2009-47, Class LT, 5.000%, 06/20/39	421
125		Series 2009-72, Class SM, IF, IO, 6.083%, 08/16/39	20
305		Series 2009-106, Class ST, IF, IO, 5.833%, 02/20/38	46
108		Series 2010-14, Class QP, 6.000%, 12/20/39	115
120		Series 2010-61, Class EA, 5.000%, 09/20/31	124
195		Series 2010-157, Class OP, PO, 12/20/40	155
205		Series 2010-158, Class EP, 4.500%, 12/16/40	215
117		Series 2011-97, Class WA, VAR, 6.095%, 11/20/38	129
498		Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	543

			45,445

		Non-Agency CMO — 1.5%
		Alternative Loan Trust,
—	(h)	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	—	(h)
730		Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
223	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	229
433	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	423
866	Series 2005-21CB, Class A17, 6.000%, 06/25/35	814
261	Series 2005-46CB, Class A1, 5.750%, 10/25/35	236
248	Series 2005-85CB, Class 2A2, 5.500%, 02/25/36	222
	Banc of America Alternative Loan Trust,
268	Series 2003-3, Class A5, 5.750%, 05/25/33	284
301	Series 2004-9, Class 4A1, 5.500%, 10/25/19	306
577	Series 2006-5, Class 3A1, 6.000%, 06/25/46	589
103	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	106
127	Bear Stearns ALT-A Trust, Series 2004-6, Class 1A, VAR, 0.805%, 07/25/34	120
236	CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2, 5.500%, 10/25/35	231
733	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.510%, 10/25/35	715
35	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	36
56	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	57
31	CSMC, Series 2011-7R, Class A1, VAR, 1.417%, 08/28/47 (e)	31
398	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	408
	GSR Mortgage Loan Trust,
49	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	51
31	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	33
855	Series 2005-6F, 3A-17 Class Shares, 5.500%, 07/25/35	855
	Impac CMB Trust,
635	Series 2004-5, Class 1A1, VAR, 0.885%, 10/25/34	602
1,116	Series 2004-9, Class 1A1, VAR, 0.925%, 01/25/35	977
1,156	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.945%, 12/25/34	945

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	JP Morgan Mortgage Trust,
139	Series 2006-A2, Class 5A3, VAR, 2.550%, 11/25/33	139
75	Series 2007-A1, Class 5A5, VAR, 2.753%, 07/25/35	76
37	Lehman Mortgage Trust, Series 2006-1, Class 3A3, 5.500%, 02/25/36	37
	MASTR Alternative Loan Trust,
32	Series 2004-5, Class 5A1, 4.750%, 06/25/19	32
579	Series 2004-6, Class 7A1, 6.000%, 07/25/34	595
894	Series 2005-6, Class 1A2, 5.500%, 12/25/35	769
	MASTR Asset Securitization Trust,
8	Series 2003-11, Class 3A1, 4.500%, 12/25/18	8
47	Series 2003-11, Class 8A1, 5.500%, 12/25/33	49
56	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.278%, 08/22/36	56
	Merrill Lynch Mortgage Investors Trust,
60	Series 2003-F, Class A1, VAR, 0.805%, 10/25/28	60
73	Series 2004-B, Class A1, VAR, 0.665%, 05/25/29	70
	Morgan Stanley Mortgage Loan Trust,
100	Series 2004-3, Class 4A, VAR, 5.701%, 04/25/34	104
214	Series 2004-4, Class 2A, VAR, 6.342%, 09/25/34	222
	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates,
155	Series 2005-3, Class A1B, VAR, 0.425%, 07/25/35	155
1,076	Series 2005-3, Class APT, VAR, 0.455%, 07/25/35	1,044
33	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	34
31	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	32
	RALI Trust,
954	Series 2004-QA3, Class CB2, VAR, 3.686%, 08/25/34	957
18	Series 2004-QS3, Class CB, 5.000%, 03/25/19	18
1,090	Residential Asset Securitization Trust, Series 2005-A8CB, Class A11, 6.000%, 07/25/35	973

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
140	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	141
64	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	66
	Sequoia Mortgage Trust,
130	Series 2004-11, Class A1, VAR, 0.467%, 12/20/34	126
911	Series 2007-3, Class 1A1, VAR, 0.367%, 07/20/36	819
97	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	97
	Structured Asset Mortgage Investments II Trust,
56	Series 2003-AR4, Class A1, VAR, 0.866%, 01/19/34	54
227	Series 2005-AR2, Class 2A1, VAR, 0.395%, 05/25/45	196
22	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.536%, 12/25/33	21
107	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 1.981%, 12/25/44	106
	WaMu Mortgage Pass-Through Certificates Trust,
43	Series 2003-AR9, Class 1A6, VAR, 2.423%, 09/25/33	44
18	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	19
125	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	126
	Wells Fargo Mortgage-Backed Securities Trust,
23	Series 2004-EE, Class 3A1, VAR, 2.703%, 12/25/34	23
223	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	225
93	Series 2005-1, Class B1, VAR, 4.941%, 01/25/20	89
56	Series 2006-AR10, Class 5A2, VAR, 2.612%, 07/25/36	54

		16,607

	Total Collateralized Mortgage Obligations (Cost $60,713)	62,052

Commercial Mortgage-Backed Securities — 0.4%
	Banc of America Commercial Mortgage Trust,
298	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	325
150	Series 2006-4, Class A4, 5.634%, 07/10/46	163
100	Series 2006-5, Class A4, 5.414%, 09/10/47	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	105
100	Series 2005-3, Class AM, 4.727%, 07/10/43	104
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	53
97	Series 2005-6, Class ASB, VAR, 5.184%, 09/10/47	97
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	92
100	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.439%, 03/11/39	108
140	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	151
250	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	256
	DBRR Trust,
228	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	228
114	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	114
153	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K029, Class A2, VAR, 3.320%, 02/25/23	151
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	156
155	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	156
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122
200	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB11, Class AJ, VAR, 5.389%, 08/12/37	209
	LB-UBS Commercial Mortgage Trust,
48	Series 2004-C2, Class A4, 4.367%, 03/15/36	48
166	Series 2007-C2, Class A3, 5.430%, 02/15/40	182
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.676%, 05/12/39	109
3,670	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.194%, 12/12/49 (e)	42
	Morgan Stanley Capital I Trust,
166	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
7,167	Series 2007-HQ11, Class X, IO, VAR, 0.215%, 02/12/44 (e)	37
76	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.565%, 08/15/39	78
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	109
250	VNO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	256
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	526
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	199

	Total Commercial Mortgage-Backed Securities (Cost $4,395)	4,465

Corporate Bonds — 7.5%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	62
125	5.000%, 03/30/20	137

		199

	Automobiles — 0.1%
	Daimler Finance North America LLC,
170	1.875%, 01/11/18 (e)	167
150	2.375%, 08/01/18 (e)	150
102	8.500%, 01/18/31	148
75	Ford Motor Co., 4.750%, 01/15/43	67
120	General Motors Co., 6.250%, 10/02/43 (e)	125

		657

	Distributors — 0.0% (g)
200	Samsung Electronics America, Inc., 1.750%, 04/10/17 (e)	199

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	35

	Internet & Catalog Retail — 0.0% (g)
255	Amazon.com, Inc., 2.500%, 11/29/22	230

	Media — 0.4%
	21st Century Fox America, Inc.,
55	5.400%, 10/01/43 (e)	56
250	6.750%, 01/09/38	284
90	6.900%, 08/15/39	107

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
	CBS Corp.,
105	1.950%, 07/01/17	105
180	7.875%, 07/30/30	224
	Comcast Corp.,
50	3.125%, 07/15/22	48
115	4.650%, 07/15/42	107
145	4.950%, 06/15/16	158
100	6.450%, 03/15/37	116
25	COX Communications, Inc., 8.375%, 03/01/39 (e)	30
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
225	5.150%, 03/15/42	202
150	6.000%, 08/15/40	148
	Discovery Communications LLC,
47	4.375%, 06/15/21	49
35	4.875%, 04/01/43	32
100	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18 (e)	98
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	185
30	4.375%, 04/01/21	32
40	4.450%, 01/15/43	36
95	5.150%, 04/30/20	106
60	Omnicom Group, Inc., 3.625%, 05/01/22	58
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	75
150	5.850%, 04/15/40	152
	Time Warner Cable, Inc.,
100	4.500%, 09/15/42	76
125	7.300%, 07/01/38	124
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	163
	Time Warner, Inc.,
290	4.750%, 03/29/21	309
55	5.350%, 12/15/43	56
150	6.500%, 11/15/36	170
250	7.625%, 04/15/31	316
	Viacom, Inc.,
33	3.250%, 03/15/23	31
17	3.875%, 12/15/21	17
225	4.250%, 09/01/23	224
160	4.375%, 03/15/43	135
55	5.850%, 09/01/43	58

		4,087

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
65	2.875%, 02/15/23	59
100	3.875%, 01/15/22	99
100	4.300%, 02/15/43	84
28	5.900%, 12/01/16	31
150	7.450%, 07/15/17	175
47	7.875%, 07/15/15	52
80	Nordstrom, Inc., 5.000%, 01/15/44 (e)	79
150	Target Corp., 6.350%, 11/01/32	176

		755

	Specialty Retail — 0.0% (g)
	Home Depot, Inc. (The),
110	3.750%, 02/15/24	110
80	4.875%, 02/15/44	81
150	Lowe’s Cos., Inc., 5.125%, 11/15/41	154

		345

	Total Consumer Discretionary	6,507

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	133
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14 (m)	45
225	2.500%, 07/15/22	208
285	5.375%, 01/15/20	327
179	Coca-Cola Co. (The), 1.150%, 04/01/18	174
60	Diageo Capital plc, (United Kingdom), 2.625%, 04/29/23	55
85	PepsiCo, Inc., 2.750%, 03/01/23	79
400	SABMiller Holdings, Inc., 2.450%, 01/15/17 (e)	410

		1,431

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
65	2.750%, 12/01/22	60
100	4.125%, 05/15/21	104
25	5.300%, 12/05/43	26
115	5.750%, 05/15/41	125
	CVS Pass-Through Trust,
55	4.704%, 01/10/36 (e)	54
52	6.943%, 01/10/30	59
	Kroger Co. (The),
25	2.300%, 01/15/19	25
135	3.850%, 08/01/23	133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food & Staples Retailing — Continued
50	5.150%, 08/01/43	49
25	5.400%, 07/15/40	24
150	6.400%, 08/15/17	172
250	7.700%, 06/01/29	307
	Wal-Mart Stores, Inc.,
255	1.950%, 12/15/18	254
150	2.550%, 04/11/23	137
235	4.000%, 04/11/43	209
65	5.000%, 10/25/40	68
135	5.250%, 09/01/35	147

		1,953

	Food Products — 0.1%
120	Archer-Daniels-Midland Co., 5.765%, 03/01/41	133
100	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	123
100	Cargill, Inc., 3.300%, 03/01/22 (e)	96
265	ConAgra Foods, Inc., 3.200%, 01/25/23	246
	Kellogg Co.,
66	3.250%, 05/21/18	69
100	Series B, 7.450%, 04/01/31	126
	Kraft Foods Group, Inc.,
130	1.625%, 06/04/15	132
30	3.500%, 06/06/22	29
95	5.000%, 06/04/42	93
100	6.875%, 01/26/39	122
150	Mead Johnson Nutrition Co., 5.900%, 11/01/39	161

		1,330

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	91
100	6.625%, 08/01/37	125

		216

	Tobacco — 0.1%
	Altria Group, Inc.,
350	2.850%, 08/09/22	322
95	4.250%, 08/09/42	81
130	B.A.T. International Finance plc, (United Kingdom), 1.400%, 06/05/15 (e)	131
	Philip Morris International, Inc.,
80	4.125%, 03/04/43	70
120	4.375%, 11/15/41	109
60	4.875%, 11/15/43	60

		773

	Total Consumer Staples	5,703

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 0.7%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
125	3.250%, 11/15/21	124
80	4.750%, 08/01/43	78
125	8.750%, 02/15/21	162
50	Nabors Industries, Inc., 4.625%, 09/15/21	50
100	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	96
172	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	170
	Transocean, Inc., (Cayman Islands),
160	3.800%, 10/15/22	152
65	6.375%, 12/15/21	73
50	6.500%, 11/15/20	57

		962

	Oil, Gas & Consumable Fuels — 0.6%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	59
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16	139
85	6.375%, 09/15/17	98
150	ANR Pipeline Co., 9.625%, 11/01/21	203
	BP Capital Markets plc, (United Kingdom),
40	1.375%, 11/06/17	39
140	1.846%, 05/05/17	141
300	2.241%, 09/26/18	301
141	2.750%, 05/10/23	129
40	3.200%, 03/11/16	42
295	3.245%, 05/06/22	286
	Canadian Natural Resources Ltd., (Canada),
105	5.700%, 05/15/17	118
150	6.250%, 03/15/38	168
65	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	67
	Cenovus Energy, Inc., (Canada),
120	3.000%, 08/15/22	112
50	3.800%, 09/15/23	49
85	4.450%, 09/15/42	77
35	5.200%, 09/15/43	35
100	6.750%, 11/15/39	117
71	Chevron Corp., 3.191%, 06/24/23	68
	ConocoPhillips,
260	6.000%, 01/15/20	305
100	6.500%, 02/01/39	125

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Devon Energy Corp.,
255	1.200%, 12/15/16	255
135	1.875%, 05/15/17	136
115	Enbridge, Inc., (Canada), 4.000%, 10/01/23	113
50	Encana Corp., (Canada), 6.625%, 08/15/37	55
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	65
90	6.050%, 06/01/41	92
	Enterprise Products Operating LLC,
85	4.850%, 08/15/42	80
120	4.850%, 03/15/44	113
150	5.200%, 09/01/20	167
50	5.700%, 02/15/42	52
210	EOG Resources, Inc., 2.625%, 03/15/23	191
200	Kerr-McGee Corp., 7.875%, 09/15/31	250
	Kinder Morgan Energy Partners LP,
85	3.950%, 09/01/22	83
205	5.000%, 03/01/43	189
20	6.850%, 02/15/20	24
150	Magellan Midstream Partners LP, 4.250%, 02/01/21	155
135	Marathon Oil Corp., 6.600%, 10/01/37	162
98	Marathon Petroleum Corp., 6.500%, 03/01/41	112
85	Noble Energy, Inc., 5.250%, 11/15/43	85
80	ONEOK Partners LP, 6.200%, 09/15/43	86
42	Petrobras Global Finance B.V., (Netherlands), 4.375%, 05/20/23	37
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	20
100	3.850%, 10/15/23	97
190	5.750%, 01/15/20	217
	Spectra Energy Capital LLC,
89	3.300%, 03/15/23	79
100	8.000%, 10/01/19	119
	Spectra Energy Partners LP,
15	2.950%, 09/25/18	15
68	5.950%, 09/25/43	73
	Statoil ASA, (Norway),
133	2.900%, 11/08/20	132
150	3.950%, 05/15/43	131
	Suncor Energy, Inc., (Canada),
170	6.100%, 06/01/18	197
75	6.500%, 06/15/38	87

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Talisman Energy, Inc., (Canada),
75	5.850%, 02/01/37	73
75	6.250%, 02/01/38	76
71	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	66
	Total Capital International S.A., (France),
110	1.550%, 06/28/17	110
120	2.700%, 01/25/23	111
25	2.875%, 02/17/22	24
208	Total Capital S.A., (France), 4.125%, 01/28/21	220

		7,027

	Total Energy	7,989

	Financials — 3.0%
	Capital Markets — 0.5%
150	Ameriprise Financial, Inc., 4.000%, 10/15/23	150
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	91
100	2.950%, 06/18/15	104
95	3.550%, 09/23/21	97
100	4.150%, 02/01/21	106
100	BlackRock, Inc., 6.250%, 09/15/17	116
95	Credit Suisse, (Switzerland), 5.400%, 01/14/20	106
200	Credit Suisse AG, (Switzerland), 6.500%, 08/08/23 (e)	212
	Credit Suisse USA, Inc.,
150	5.125%, 08/15/15	161
100	7.125%, 07/15/32	130
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	125
	Goldman Sachs Group, Inc. (The),
10	2.375%, 01/22/18	10
220	2.900%, 07/19/18	224
210	3.300%, 05/03/15	216
540	3.625%, 01/22/23	523
65	6.250%, 02/01/41	75
120	6.750%, 10/01/37	133
100	7.500%, 02/15/19	122
100	Jefferies Group LLC, 8.500%, 07/15/19	122
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	88
100	7.300%, 08/01/14 (e)	104
	Morgan Stanley,
65	1.750%, 02/25/16	66
165	2.125%, 04/25/18	164

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
222	3.750%, 02/25/23	216
300	4.750%, 03/22/17	327
186	5.000%, 11/24/25	187
100	5.550%, 04/27/17	111
500	5.750%, 10/18/16	558
80	6.375%, 07/24/42	94
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	54
	State Street Corp.,
36	3.100%, 05/15/23	34
334	3.700%, 11/20/23	331
150	UBS AG, (Switzerland), 5.750%, 04/25/18	172

		5,329

	Commercial Banks — 0.9%
400	ABN Amro Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	399
	Bank of Montreal, (Canada),
375	1.450%, 04/09/18	365
40	2.375%, 01/25/19	40
100	2.550%, 11/06/22	91
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15 (m)	51
150	4.375%, 01/13/21	161
	Barclays Bank plc, (United Kingdom),
150	5.200%, 07/10/14 (m)	154
210	6.050%, 12/04/17 (e)	235
	BB&T Corp.,
83	2.050%, 06/19/18	82
63	5.700%, 04/30/14 (m)	64
	BNP Paribas S.A., (France),
220	2.400%, 12/12/18	220
55	3.250%, 03/03/23	52
550	Capital One Bank USA N.A., 3.375%, 02/15/23	511
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
35	2.125%, 10/13/15	36
120	4.500%, 01/11/21	127
250	Discover Bank, 2.000%, 02/21/18	246
200	DNB Bank ASA, (Norway), 3.200%, 04/03/17 (e)	209
200	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	205
	Fifth Third Bancorp,
135	4.300%, 01/16/24	132
115	8.250%, 03/01/38	153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	217
300	4.750%, 01/19/21 (e)	326
437	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	486
67	KeyCorp, 2.300%, 12/13/18	66
400	Nordea Bank AB, (Sweden), 3.125%, 03/20/17 (e)	418
250	PNC Bank N.A., 2.950%, 01/30/23	230
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	118
355	2.200%, 07/27/18	357
60	Royal Bank of Scotland Group plc, (United Kingdom), 6.000%, 12/19/23	60
	Royal Bank of Scotland plc (The), (United Kingdom),
33	6.125%, 01/11/21	37
50	Reg. S., VAR, 9.500%, 03/16/22	59
200	Santander UK plc, (United Kingdom), 5.000%, 11/07/23 (e)	201
	Skandinaviska Enskilda Banken AB, (Sweden),
200	1.750%, 03/19/18 (e)	196
200	2.375%, 11/20/18 (e)	199
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	200
100	SunTrust Bank, 5.000%, 09/01/15	106
97	SunTrust Banks, Inc., 2.350%, 11/01/18	96
	Svenska Handelsbanken AB, (Sweden),
250	2.500%, 01/25/19	252
105	4.875%, 06/10/14 (e)	107
400	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	400
120	Toronto-Dominion Bank (The), (Canada), 1.400%, 04/30/18	117
67	U.S. Bancorp, 4.125%, 05/24/21	71
200	Wachovia Corp., 5.750%, 02/01/18	231
	Wells Fargo & Co.,
210	1.250%, 07/20/16	212
285	2.150%, 01/15/19	284
170	Series M, 3.450%, 02/13/23	161
55	4.125%, 08/15/23	54
80	5.375%, 11/02/43	82
280	SUB, 3.676%, 06/15/16	298

		9,174

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — 0.3%
	American Express Co.,
195	1.550%, 05/22/18	190
250	7.000%, 03/19/18	299
	American Honda Finance Corp.,
40	2.125%, 10/10/18	40
150	7.625%, 10/01/18 (e)	183
115	Capital One Financial Corp., 4.750%, 07/15/21	122
121	Caterpillar Financial Services Corp., 3.750%, 11/24/23	120
	Ford Motor Credit Co. LLC,
220	1.700%, 05/09/16	222
270	2.750%, 05/15/15	277
200	2.875%, 10/01/18	205
600	3.000%, 06/12/17	624
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16 (e)	66
20	3.250%, 05/15/18 (e)	20
	John Deere Capital Corp.,
181	1.050%, 10/11/16	182
106	5.750%, 09/10/18	123
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	95
	Toyota Motor Credit Corp.,
174	2.000%, 10/24/18	174
200	2.625%, 01/10/23	185

		3,127

	Diversified Financial Services — 0.7%
	Bank of America Corp.,
695	2.000%, 01/11/18	694
395	3.300%, 01/11/23	374
50	3.750%, 07/12/16	53
80	3.875%, 03/22/17	85
63	4.100%, 07/24/23	63
100	5.420%, 03/15/17	110
130	5.625%, 07/01/20	149
80	Series L, 5.650%, 05/01/18	91
500	7.625%, 06/01/19	620
	Citigroup, Inc.,
135	1.700%, 07/25/16	136
335	1.750%, 05/01/18	329
175	2.500%, 09/26/18	176
145	3.375%, 03/01/23	138
36	4.587%, 12/15/15	39
65	4.950%, 11/07/43	65
444	5.000%, 09/15/14 (m)	457

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
162	6.675%, 09/13/43	186
200	8.500%, 05/22/19	256
200	VAR, 0.512%, 06/09/16	197
	CME Group, Inc.,
49	5.300%, 09/15/43	51
65	5.750%, 02/15/14 (m)	66
	General Electric Capital Corp.,
135	1.625%, 04/02/18	134
255	4.375%, 09/16/20	276
200	4.625%, 01/07/21	218
45	5.500%, 01/08/20	51
105	5.625%, 05/01/18	121
325	5.875%, 01/14/38	370
210	6.750%, 03/15/32	260
	ING US, Inc.,
420	2.900%, 02/15/18	429
50	VAR, 5.650%, 05/15/53	49
94	IntercontinentalExchange Group, Inc., 4.000%, 10/15/23	95
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	269
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	198
	Shell International Finance B.V., (Netherlands),
90	2.250%, 01/06/23	80
135	2.375%, 08/21/22	124
140	3.400%, 08/12/23	136
50	4.550%, 08/12/43	49
30	5.500%, 03/25/40	33

		7,227

	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	102
83	Aflac, Inc., 3.625%, 06/15/23	80
	Allstate Corp. (The),
61	3.150%, 06/15/23	58
120	5.550%, 05/09/35	131
90	VAR, 5.750%, 08/15/53	91
	American International Group, Inc.,
225	3.375%, 08/15/20	226
24	4.125%, 02/15/24	24
290	4.875%, 06/01/22	312
175	6.400%, 12/15/20	207
	Aon Corp.,
53	3.125%, 05/27/16	55
28	6.250%, 09/30/40	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
45	AXA S.A., (France), 8.600%, 12/15/30	55
	Berkshire Hathaway Finance Corp.,
60	2.900%, 10/15/20	59
155	3.000%, 05/15/22	149
60	Berkshire Hathaway, Inc., 4.500%, 02/11/43	55
	CNA Financial Corp.,
15	5.850%, 12/15/14 (m)	16
30	5.875%, 08/15/20	34
100	6.500%, 08/15/16	112
100	Five Corners Funding Trust, 4.419%, 11/15/23 (e)	99
30	Hartford Financial Services Group, Inc., 5.125%, 04/15/22	33
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	105
25	Lincoln National Corp., 4.850%, 06/24/21	27
90	Markel Corp., 3.625%, 03/30/23	85
105	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	104
	MetLife, Inc.,
70	4.125%, 08/13/42	61
100	4.750%, 02/08/21	108
350	4.875%, 11/13/43	344
45	6.400%, 12/15/36	46
	Metropolitan Life Global Funding I,
100	1.500%, 01/10/18 (e)	98
100	3.125%, 01/11/16 (e)	104
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	69
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	101
	Prudential Financial, Inc.,
110	5.100%, 08/15/43	109
175	VAR, 5.200%, 03/15/44	170
90	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	77
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	96

		3,634

	Real Estate Investment Trusts (REITs) — 0.3%
105	American Tower Corp., 3.500%, 01/31/23	96
110	AvalonBay Communities, Inc., 3.625%, 10/01/20	111
	Boston Properties LP,
180	3.800%, 02/01/24	173
335	3.850%, 02/01/23	327

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
	Camden Property Trust,
70	4.875%, 06/15/23	73
64	5.700%, 05/15/17	71
60	CommonWealth REIT, 6.650%, 01/15/18	65
170	DDR Corp., 3.500%, 01/15/21	165
	Duke Realty LP,
159	3.875%, 02/15/21	157
30	6.750%, 03/15/20	34
263	ERP Operating LP, 4.625%, 12/15/21	277
	HCP, Inc.,
244	2.625%, 02/01/20	233
30	3.150%, 08/01/22	27
58	4.250%, 11/15/23	57
240	5.375%, 02/01/21	261
91	Health Care REIT, Inc., 4.500%, 01/15/24	90
115	Kimco Realty Corp., 3.125%, 06/01/23	104
	Liberty Property LP,
45	3.375%, 06/15/23	41
55	4.400%, 02/15/24	54
113	ProLogis LP, 4.250%, 08/15/23	112
	Simon Property Group LP,
85	2.750%, 02/01/23	78
17	5.650%, 02/01/20	19
100	6.125%, 05/30/18	116
110	UDR, Inc., 3.700%, 10/01/20	111
255	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22	257
100	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	119
60	Weingarten Realty Investors, 4.450%, 01/15/24	59

		3,287

	Thrifts & Mortgage Finance — 0.0% (g)
	BPCE S.A., (France),
250	2.500%, 12/10/18	249
200	5.700%, 10/22/23 (e)	206

		455

	Total Financials	32,233

	Health Care — 0.4%
	Biotechnology — 0.0% (g)
	Amgen, Inc.,
150	4.100%, 06/15/21	156
40	4.950%, 10/01/41	38
65	5.650%, 06/15/42	69

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Biotechnology — Continued
100	Celgene Corp., 3.950%, 10/15/20	104
180	Gilead Sciences, Inc., 4.500%, 04/01/21	192

		559

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
205	2.750%, 11/15/22	189
50	4.500%, 05/15/42	46
80	AmerisourceBergen Corp., 3.500%, 11/15/21	79
55	Cardinal Health, Inc., 4.600%, 03/15/43	51
290	Cigna Corp., 4.000%, 02/15/22	295
	Express Scripts Holding Co.,
120	3.125%, 05/15/16	125
175	4.750%, 11/15/21	185
72	McKesson Corp., 2.700%, 12/15/22	65
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	119
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	27
200	2.875%, 03/15/23	186
140	3.950%, 10/15/42	119
25	Ventas Realty LP, 5.700%, 09/30/43	26
	WellPoint, Inc.,
60	2.300%, 07/15/18	59
50	4.625%, 05/15/42	46
120	5.100%, 01/15/44	119
200	5.850%, 01/15/36	216

		1,952

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
92	4.150%, 02/01/24	91
25	5.300%, 02/01/44	25

		116

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
110	1.200%, 11/06/15	111
235	1.750%, 11/06/17	235
55	4.400%, 11/06/42	51
55	Actavis, Inc., 1.875%, 10/01/17	54
35	Bristol-Myers Squibb Co., 2.000%, 08/01/22	31
	GlaxoSmithKline Capital plc, (United Kingdom),
125	1.500%, 05/08/17	125
560	2.850%, 05/08/22	528

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
	GlaxoSmithKline Capital, Inc.,
104	2.800%, 03/18/23	96
25	4.200%, 03/18/43	23
95	Johnson & Johnson, 3.375%, 12/05/23	94
263	Merck & Co., Inc., 2.800%, 05/18/23	244
	Mylan, Inc.,
30	1.800%, 06/24/16 (e)	30
295	2.600%, 06/24/18 (e)	298
100	7.875%, 07/15/20 (e)	113
65	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.950%, 12/18/22	59
19	Zoetis, Inc., 1.875%, 02/01/18	19

		2,111

	Total Health Care	4,738

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	64
	Honeywell International, Inc.,
139	3.350%, 12/01/23	136
100	4.250%, 03/01/21	107
	Lockheed Martin Corp.,
75	4.070%, 12/15/42	66
200	4.250%, 11/15/19	215
	United Technologies Corp.,
285	3.100%, 06/01/22	279
180	5.400%, 05/01/35	202

		1,069

	Airlines — 0.1%
35	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	34
20	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	21
400	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23 (e)	417
86	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	94
101	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	114
15	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	17
13	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	14
42	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	46
65	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	63

		820

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Services & Supplies — 0.0% (g)
100	Republic Services, Inc., 6.086%, 03/15/35	109
	Waste Management, Inc.,
37	4.600%, 03/01/21	39
100	4.750%, 06/30/20	109

		257

	Electrical Equipment — 0.1%
	Eaton Corp.,
200	1.500%, 11/02/17	196
160	4.000%, 11/02/32	147

		343

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	63
100	5.400%, 03/01/19	114
	General Electric Co.,
400	2.700%, 10/09/22	375
35	4.125%, 10/09/42	32
180	5.250%, 12/06/17	204
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	120
40	5.750%, 03/11/18	46

		954

	Machinery — 0.0% (g)
	Caterpillar, Inc.,
141	3.803%, 08/15/42	118
100	3.900%, 05/27/21	104

		222

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
255	3.050%, 09/01/22	239
605	4.100%, 06/01/21	622
40	5.050%, 03/01/41	40
25	5.750%, 05/01/40	27
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	243
63	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	76
	CSX Corp.,
85	4.100%, 03/15/44	72
150	7.375%, 02/01/19	182
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	40
35	4.500%, 08/16/21 (e)	37

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
	Norfolk Southern Corp.,
50	4.800%, 08/15/43	49
391	4.837%, 10/01/41	373
	Ryder System, Inc.,
43	3.500%, 06/01/17	45
20	3.600%, 03/01/16	21
300	Union Pacific Corp., 4.750%, 12/15/43	292

		2,358

	Trading Companies & Distributors — 0.0% (g)
190	Air Lease Corp., 3.375%, 01/15/19	190

	Transportation Infrastructure — 0.0% (g)
200	Heathrow Funding Ltd., (United Kingdom), 2.500%, 06/25/15 (e)	203

	Total Industrials	6,416

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
65	Cisco Systems, Inc., 5.500%, 01/15/40	69

	Computers & Peripherals — 0.0% (g)
200	Apple, Inc., 3.850%, 05/04/43	167
82	EMC Corp., 2.650%, 06/01/20	81

		248

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	96
150	6.000%, 04/01/20	160

		256

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	102

	IT Services — 0.1%
	International Business Machines Corp.,
120	1.875%, 08/01/22	105
110	3.375%, 08/01/23	107
130	7.000%, 10/30/25	163

		375

	Office Electronics — 0.0% (g)
100	Xerox Corp., 5.625%, 12/15/19	110

	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	95

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Software — 0.1%
	Microsoft Corp.,
100	2.375%, 05/01/23	91
130	3.500%, 11/15/42	107
133	3.625%, 12/15/23	133
160	3.750%, 05/01/43	137
55	4.875%, 12/15/43	56
	Oracle Corp.,
445	2.500%, 10/15/22	408
56	3.625%, 07/15/23	55
200	5.750%, 04/15/18	231

		1,218

	Total Information Technology	2,473

	Materials — 0.3%
	Chemicals — 0.2%
100	Agrium, Inc., (Canada), 6.125%, 01/15/41	108
	Dow Chemical Co. (The),
250	4.125%, 11/15/21	258
38	4.250%, 11/15/20	41
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	78
200	LyondellBasell Industries N.V., (Netherlands), 5.000%, 04/15/19	222
43	Monsanto Co., 1.850%, 11/15/18	42
166	Mosaic Co. (The), 5.625%, 11/15/43	168
160	PPG Industries, Inc., 7.400%, 08/15/19	188
300	Praxair, Inc., 2.200%, 08/15/22	267
150	Union Carbide Corp., 7.750%, 10/01/96	164

		1,536

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	49

	Metals & Mining — 0.1%
	Barrick Gold Corp., (Canada),
50	5.250%, 04/01/42	42
100	6.950%, 04/01/19	115
40	Barrick North America Finance LLC, 5.700%, 05/30/41	34
199	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 09/30/43	202
	Freeport-McMoRan Copper & Gold, Inc.,
200	3.875%, 03/15/23	189
84	5.450%, 03/15/43	81
27	Nucor Corp., 4.000%, 08/01/23	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
	Rio Tinto Finance USA Ltd., (Australia),
100	4.125%, 05/20/21	104
35	8.950%, 05/01/14	36
200	Rio Tinto Finance USA plc, (United Kingdom), 2.875%, 08/21/22	187
135	Vale Overseas Ltd., (Cayman Islands), 4.375%, 01/11/22	131
	Xstrata Finance Canada Ltd., (Canada),
100	4.250%, 10/25/22 (e)	95
60	5.550%, 10/25/42 (e)	56

		1,298

	Paper & Forest Products — 0.0% (g)
85	International Paper Co., 6.000%, 11/15/41	93

	Total Materials	2,976

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
150	2.375%, 11/27/18	150
440	4.300%, 12/15/42	374
100	British Telecommunications plc, (United Kingdom), 9.625%, 12/15/30	149
	Deutsche Telekom International Finance B.V., (Netherlands),
355	2.250%, 03/06/17 (e)	360
100	6.750%, 08/20/18	119
	Orange S.A., (France),
140	4.125%, 09/14/21	142
85	5.375%, 01/13/42	85
98	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	100
	Telefonica Emisiones S.A.U., (Spain),
150	4.570%, 04/27/23	148
100	6.221%, 07/03/17	113
65	7.045%, 06/20/36	71
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	137
160	2.500%, 09/15/16	165
200	3.850%, 11/01/42	163
120	4.500%, 09/15/20	129
506	6.400%, 09/15/33	582
205	6.550%, 09/15/43	240

		3,227

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	2.375%, 09/08/16	206
200	3.125%, 07/16/22	185
100	5.000%, 10/16/19	109
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	102
	Vodafone Group plc, (United Kingdom),
145	4.375%, 02/19/43	125
125	5.625%, 02/27/17	140
50	6.150%, 02/27/37	54

		921

	Total Telecommunication Services	4,148

	Utilities — 0.8%
	Electric Utilities — 0.5%
	Alabama Power Co.,
61	3.550%, 12/01/23	60
200	3.850%, 12/01/42	170
100	Appalachian Power Co., 4.600%, 03/30/21	107
150	Arizona Public Service Co., 4.500%, 04/01/42	144
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	61
170	3.350%, 07/01/23	163
40	Dominion Gas Holdings LLC, 4.800%, 11/01/43 (e)	39
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	86
	Duke Energy Corp.,
312	3.050%, 08/15/22	297
130	5.050%, 09/15/19	144
150	Duke Energy Progress, Inc., 4.100%, 03/15/43	138
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	107
	Entergy Arkansas, Inc.,
15	3.050%, 06/01/23	14
140	3.750%, 02/15/21	143
50	Florida Power & Light Co., 5.950%, 10/01/33	59
100	Georgia Power Co., 4.300%, 03/15/43	90
35	Great Plains Energy, Inc., 4.850%, 06/01/21	37
100	Indiana Michigan Power Co., 7.000%, 03/15/19	119
200	Kansas City Power & Light Co., 5.300%, 10/01/41	200
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	214
	Nevada Power Co.,
34	5.450%, 05/15/41	37
50	6.500%, 08/01/18	59

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	71
80	3.850%, 11/15/23	80
100	6.050%, 03/01/34	114
245	PacifiCorp, 2.950%, 02/01/22	235
400	Peco Energy Co., 4.800%, 10/15/43	407
200	Pennsylvania Electric Co., 6.050%, 09/01/17	223
	PPL Capital Funding, Inc.,
60	4.200%, 06/15/22	60
75	4.700%, 06/01/43	67
42	PPL Electric Utilities Corp., 4.750%, 07/15/43	42
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	16
	Progress Energy, Inc.,
130	3.150%, 04/01/22	125
117	4.400%, 01/15/21	124
150	Public Service Co. of Colorado, 2.500%, 03/15/23	136
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	29
41	Sierra Pacific Power Co., Series T, 3.375%, 08/15/23	40
	Southern California Edison Co.,
65	Series 13-A, 3.900%, 03/15/43	57
40	4.500%, 09/01/40	39
66	4.650%, 10/01/43	66
100	6.650%, 04/01/29	119
75	Southern Co. (The), 2.450%, 09/01/18	76
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	255
	Virginia Electric and Power Co.,
150	2.750%, 03/15/23	139
75	4.000%, 01/15/43	67
150	Wisconsin Electric Power Co., 1.700%, 06/15/18	148
95	Xcel Energy, Inc., 4.700%, 05/15/20	104

		5,327

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	92
185	DCP Midstream Operating LP, 3.875%, 03/15/23	170

		262

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — 0.1%
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	90
60	Oglethorpe Power Corp., 5.375%, 11/01/40	61
	PSEG Power LLC,
25	4.300%, 11/15/23	25
188	5.125%, 04/15/20	205
35	Southern Power Co., 5.250%, 07/15/43	35

		416

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
100	5.250%, 08/15/19	112
18	5.875%, 03/15/41	20
200	Centrica plc, (United Kingdom), 4.000%, 10/16/23 (e)	195
	Consolidated Edison Co. of New York, Inc.,
80	5.850%, 04/01/18	93
100	6.750%, 04/01/38	126
	Dominion Resources, Inc.,
73	Series B, 2.750%, 09/15/22	67
59	4.450%, 03/15/21	63
235	5.200%, 08/15/19	263
61	DTE Energy Co., 3.850%, 12/01/23	60
	MidAmerican Energy Holdings Co.,
140	5.150%, 11/15/43 (e)	141
100	5.750%, 04/01/18	114
	Nisource Finance Corp.,
120	4.800%, 02/15/44	109
5	5.650%, 02/01/45	5
80	5.800%, 02/01/42	83
120	6.125%, 03/01/22	133
	Sempra Energy,
100	2.300%, 04/01/17	101
205	2.875%, 10/01/22	189
144	4.050%, 12/01/23	142
100	9.800%, 02/15/19	132

		2,148

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	237
100	6.593%, 10/15/37	121

		358

	Total Utilities	8,511

	Total Corporate Bonds (Cost $81,594)	81,694

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Security — 0.0% (g)
86	United Mexican States, (Mexico), 4.000%, 10/02/23 (Cost $86)	85

SHARES
Investment Companies — 14.1% (b)
1,803	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	14,586
937	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	21,267
52	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	482
7,996	JPMorgan High Yield Fund, Class R6 Shares	63,804
1,031	JPMorgan International Realty Fund, Class R5 Shares	10,342
1,509	JPMorgan Mid Cap Core Fund, Class R6 Shares	32,719
859	JPMorgan Realty Income Fund, Institutional Class Shares	9,559

	Total Investment Companies (Cost $129,585)	152,759

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.2%
64	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	69
88	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 - 03/01/26	98
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
336	4.500%, 05/01/41	356
268	5.500%, 02/01/39	295
283	6.000%, 08/01/36 - 12/01/36	316
4	7.000%, 02/01/26	4
12	7.500%, 05/01/26 - 08/01/27	14
6	8.000%, 04/01/25 - 05/01/25	7
7	8.500%, 07/01/26	8
4	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 - 03/01/16	4
	Federal National Mortgage Association, 15 Year, Single Family,
19	4.500%, 05/01/19	21
25	5.000%, 10/01/19	26
203	6.000%, 10/01/19 - 01/01/24	218
198	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	218
	Federal National Mortgage Association, 30 Year, Single Family,
289	6.000%, 12/01/32 - 04/01/35	325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
377	6.500%, 02/01/26 - 10/01/38	423
204	7.000%, 03/01/26 - 11/01/38	226
20	7.500%, 05/01/26 - 11/01/26	20
34	8.000%, 11/01/22 - 06/01/24	37
12	8.500%, 11/01/18	12
14	9.000%, 08/01/24	16
	Federal National Mortgage Association, Other,
147	VAR, 0.518%, 01/01/23	147
200	1.792%, 05/01/20	191
400	2.077%, 06/01/20	391
198	2.428%, 05/01/23	184
348	2.480%, 12/01/22 - 07/01/23	324
387	2.490%, 10/01/17 - 01/01/23	377
400	2.531%, 11/01/22	374
250	2.604%, 05/01/23	229
197	2.614%, 03/01/23	186
198	2.704%, 04/01/23	189
445	2.769%, 05/01/23	424
244	2.934%, 06/01/22	238
97	2.996%, 06/01/22	94
150	3.050%, 10/01/20	153
100	3.110%, 10/01/21	100
97	3.131%, 12/01/21	96
233	3.327%, 10/01/20	239
300	3.450%, 11/01/23	298
200	3.482%, 11/01/20	207
200	3.492%, 01/01/18	212
641	3.500%, 05/01/43 - 06/01/43	629
150	3.590%, 10/01/20	157
200	3.596%, 12/01/20	207
190	3.658%, 10/01/20	199
500	3.690%, 11/01/23	507
962	3.743%, 06/01/18	1,041
398	3.760%, 08/01/23	408
199	3.773%, 05/01/22	209
239	3.810%, 01/01/19	253
143	3.823%, 12/01/20	150
373	4.000%, 07/01/42	380
400	4.174%, 10/01/20	425
239	4.369%, 02/01/20	260
290	4.474%, 04/01/21	313
182	4.770%, 06/01/19	201
290	4.794%, 01/01/21	319
	Government National Mortgage Association II, 30 Year, Single Family,
5	8.000%, 07/20/28	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
33	8.500%, 09/20/25	38
	Government National Mortgage Association, 30 Year, Single Family,
50	6.500%, 01/15/24- 03/15/28	55
103	7.000%, 04/15/24- 05/15/26	109
18	7.500%, 06/15/25- 05/15/26	20
30	8.000%, 04/15/24- 09/15/27	33
59	8.500%, 06/15/22- 12/15/22	66
2	10.000%, 07/15/18	2

	Total Mortgage Pass-Through Securities (Cost $13,405)	13,353

Municipal Bonds — 0.1% (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	39
150	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	164

		203

	Ohio — 0.1%
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	254

	Total Municipal Bonds (Cost $395)	457

Preferred Securities — 0.1% (x)
	Financials — 0.1%
	Capital Markets — 0.0% (g)
100	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	91

	Commercial Banks — 0.1%
75	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	67
200	Societe Generale S.A., (France), VAR, 7.875%, 12/18/23 (e)	201
240	Wells Fargo & Co., VAR, 7.980%, 03/15/18	268

		536

	Diversified Financial Services — 0.0% (g)
255	Bank of America Corp., VAR, 8.000%, 01/30/18	282
85	Citigroup, Inc., Series D, VAR, 5.350%, 05/15/23	75
100	General Electric Capital Corp., Series B, VAR, 6.250%, 12/15/22	103

		460

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Preferred Securities — Continued
	Insurance — 0.0% (g)
100	Swiss Re Capital I LP, (United Kingdom), VAR, 6.854%, 05/25/16 (e)	106

	Total Preferred Securities (Cost $1,222)	1,193

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	67

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
74	1.750%, 10/15/18	74
44	4.625%, 09/15/60	39
65	5.250%, 09/15/39	69

	Total U.S. Government Agency Securities (Cost $182)	182

U.S. Treasury Obligations — 7.5%
	U.S. Treasury Bonds,
140	3.625%, 08/15/43 (k) (m)	132
80	3.750%, 11/15/43 (m)	77
3,000	5.375%, 02/15/31 (m)	3,677
5,000	6.000%, 02/15/26 (m)	6,383
4,000	6.250%, 08/15/23 (m)	5,138
3,000	U.S. Treasury Bonds STRIPS, 08/15/16 (m)	2,949
100	U.S. Treasury Inflation Indexed Notes, 1.250%, 04/15/14	111
70	U.S. Treasury Note, 0.250%, 11/30/14 (k)	70
	U.S. Treasury Notes,
6,405	0.250%, 01/31/14 (k)	6,406
17,000	0.750%, 10/31/17 (m)	16,692
4,000	1.000%, 11/30/19 (m)	3,758
2,000	1.125%, 12/31/19 (m)	1,889
8,000	1.125%, 04/30/20 (m)	7,477
9,000	1.375%, 11/30/15 (m)	9,174
2,000	2.000%, 02/15/22 (m)	1,898
2,000	2.625%, 12/31/14	2,049
175	2.750%, 11/15/23 (m)	171
8,000	3.000%, 02/28/17 (m)	8,525
600	3.125%, 10/31/16 (m)	640
4,000	4.750%, 05/15/14	4,068

	Total U.S. Treasury Obligations (Cost $81,308)	81,284

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
29	Repsol S.A., (Spain), expiring 01/19/14 (a) (Cost $—)	20

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 1.9%
	U.S. Treasury Obligations — 0.0% (g)
	U.S. Treasury Bills,
45	0.064%, 01/23/14 (k) (n)	45
80	0.068%, 06/26/14 (k) (n)	80
30	0.072%, 05/01/14 (k) (n)	30

	Total U.S. Treasury Obligations	155

SHARES
	Investment Company — 1.9%
21,007	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	21,007

	Total Short-Term Investments (Cost $21,162)	21,162

	Total Investments — 98.0% (Cost $876,968)	1,063,250
	Other Assets in Excess of Liabilities — 2.0%	21,185

	NET ASSETS — 100.0%	$1,084,435

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	76.8%
United Kingdom	3.9
Japan	2.6
Switzerland	2.1
France	1.9
Germany	1.5
Netherlands	1.1
China	1.0
Others (each less than 1.0%)	7.1
Short-Term Investments	2.0

*	Percentages indicated are based on total investments as of December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
91	TOPIX Index	03/13/14	$11,255	$393
35	10 Year Canadian Government Bond	03/20/14	4,176	(52)
25	U.S. Treasury Long Bond	03/20/14	3,208	(58)
17	DAX Index	03/21/14	5,616	283

163	E-mini Russell 2000	03/21/14	18,931	1,023
214	E-mini S&P 500	03/21/14	19,700	454
9	FTSE 100 Index	03/21/14	998	37
19	2 Year U.S. Treasury Note	03/31/14	4,176	(8)
1	5 Year U.S. Treasury Note	03/31/14	119	— (h)
	Short Futures Outstanding
(92)	CAC 40 10 Euro	01/17/14	(5,440)	(279)
(3)	10 Year Japanese Government Bond	03/11/14	(4,083)	20
(86)	10 Year U.S. Treasury Note	03/20/14	(10,582)	177
(6)	Ultra U.S. Treasury Bond	03/20/14	(817)	13
(52)	Dow Jones Euro STOXX 50 Index	03/21/14	(2,223)	(117)
(283)	5 Year U.S. Treasury Note	03/31/14	(33,766)	439

				$2,325

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
162,829	EUR
135,802	for GBP	Credit Suisse International	02/28/14	$225	#	$224	#	$(1)
151,172	GBP
1,926,353	for HKD	Westpac Banking Corp.	02/28/14	248	#	250	#	2
13,478,117	JPY
144,258	for AUD	Westpac Banking Corp.	02/28/14	128	#	128	#	— (h)
18,824,899	JPY
112,780	for GBP	Barclays Bank plc	02/28/14	187	#	179	#	(8)
4,564,040	AUD	BNP Paribas	02/28/14	4,152		4,060		(92)
70,961	CHF	BNP Paribas	02/28/14	78		80		2
279,309	EUR	Goldman Sachs International	02/28/14	378		384		6
176,606	EUR	Union Bank of Switzerland AG	02/28/14	239		243		4
149,120,539	JPY	BNP Paribas	02/28/14	1,475		1,416		(59)
2,718,608	NOK	National Australia Bank	02/28/14	442		447		5
1,297,171	SGD	Societe Generale	02/28/14	1,036		1,028		(8)
				$8,588		$8,439		$(149)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
393,695	CAD	Westpac Banking Corp.	02/28/14	$372	$370	$2
2,510,212	DKK	Westpac Banking Corp.	02/28/14	455	463	(8)
1,660,885	EUR	Westpac Banking Corp.	02/28/14	2,245	2,285	(40)
160,136	GBP	Australia and New Zealand Banking Group Limited	02/28/14	262	266	(4)
508,706	GBP	Westpac Banking Corp.	02/28/14	823	842	(19)
4,076,971	HKD	Barclays Bank plc	02/28/14	526	526	— (h)
11,753,451	HKD	HSBC Bank, N.A.	02/28/14	1,516	1,515	1
104,941,119	JPY	State Street Corp.	02/28/14	1,025	997	28
27,412,221	JPY	Union Bank of Switzerland AG	02/28/14	274	260	14
841,361	SEK	HSBC Bank, N.A.	02/28/14	128	131	(3)
				$7,626	$7,655	$(29)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 12/31/13 of the currency being sold, and the value at 12/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2013.

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2013.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded data, next put date or final maturity date.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2013.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are approximately $175,478,000 and 16.5% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN FUNDS	43

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$889,484
Investments in affiliates, at value	173,766

Total investment securities, at value	1,063,250
Cash	876
Foreign currency, at value	259
Deposits at broker for futures contracts	100
Receivables:
Investment securities sold	1,177
Fund shares sold	19,743
Interest and dividends from non-affiliates	2,299
Dividends from affiliates	496
Tax reclaims	159
Variation margin on futures contracts	1,272
Unrealized appreciation on forward foreign currency exchange contracts	64

Total Assets	1,089,695

LIABILITIES:
Payables:
Distributions	973
Investment securities purchased	3,014
Fund shares redeemed	355
Unrealized depreciation on forward foreign currency exchange contracts	242
Accrued liabilities:
Investment advisory fees	329
Shareholder servicing fees	57
Distribution fees	50
Custodian and accounting fees	120
Trustees’ and Chief Compliance Officer’s fees	1
Other	119

Total Liabilities	5,260

Net Assets	$1,084,435

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2013

Diversified Fund
NET ASSETS:
Paid-in-Capital	$894,707
Accumulated undistributed (distributions in excess of) net investment income	(2,598)
Accumulated net realized gains (losses)	3,887
Net unrealized appreciation (depreciation)	188,439

Total Net Assets	$1,084,435

Net Assets:
Class A	$152,813
Class B	2,699
Class C	25,803
Institutional Class	800,340
Select Class	102,780

Total	$1,084,435

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,271
Class B	163
Class C	1,573
Institutional Class	48,419
Select Class	6,209

Net Asset Value (a):
Class A — Redemption price per share	$16.48
Class B — Offering price per share (b)	16.53
Class C — Offering price per share (b)	16.40
Institutional Class — Offering and redemption price per share	16.53
Select Class — Offering and redemption price per share	16.55
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.26

Cost of investments in non-affiliates	$726,376
Cost of investments in affiliates	150,592
Cost of foreign currency	257

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	45

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,099
Dividend income from non-affiliates	4,981
Dividend income from affiliates	2,952
Foreign taxes withheld	(105)

Total investment income	11,927

EXPENSES:
Investment advisory fees	2,736
Administration fees	419
Distribution fees:
Class A	185
Class B	10
Class C	87
Shareholder servicing fees:
Class A	185
Class B	3
Class C	29
Institutional Class	371
Select Class	99
Custodian and accounting fees	226
Interest expense to affiliates	2
Professional fees	51
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	25
Registration and filing fees	53
Transfer agent fees	154
Other	12

Total expenses	4,653

Less amounts waived	(1,399)

Net expenses	3,254

Net investment income (loss)	8,673

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,617
Investment in affiliates	(751)
Futures	2,866
Foreign currency transactions	(323)

Net realized gain (loss)	25,409

Distributions of capital gains received from investment company affiliates	5,504
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	63,238 (a)
Investments in affiliates	1,682
Futures	2,251
Foreign currency translations	120
Securities sold short	4

Change in net unrealized appreciation/depreciation	67,295

Net realized/unrealized gains (losses)	98,208

Change in net assets resulting from operations	$106,881

(a)	Net of India Capital Gains Tax of approximately $(1,000).

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,673	$17,027
Net realized gain (loss)	25,409	33,628
Distributions of capital gains received from investment company affiliates	5,504	592
Change in net unrealized appreciation/depreciation	67,295	45,288

Change in net assets resulting from operations	106,881	96,535

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,596)	(2,536)
From net realized gains	(6,209)	(2,613)
Class B
From net investment income	(21)	(48)
From net realized gains	(109)	(65)
Class C
From net investment income	(210)	(210)
From net realized gains	(1,059)	(245)
Institutional Class
From net investment income	(10,004)	(12,848)
From net realized gains	(31,511)	(10,101)
Select Class
From net investment income	(1,097)	(1,334)
From net realized gains	(4,093)	(1,208)

Total distributions to shareholders	(55,909)	(31,208)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	153,179	164,335

NET ASSETS:
Change in net assets	204,151	229,662
Beginning of period	880,284	650,622

End of period	$1,084,435	$880,284

Accumulated undistributed (distributions in excess of) net investment income	$(2,598)	$1,657

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,981	$21,178
Distributions reinvested	7,316	4,602
Cost of shares redeemed	(14,182)	(27,101)

Change in net assets resulting from Class A capital transactions	$5,115	$(1,321)

Class B
Proceeds from shares issued	$96	$155
Distributions reinvested	130	112
Cost of shares redeemed	(358)	(2,129)

Change in net assets resulting from Class B capital transactions	$(132)	$(1,862)

Class C
Proceeds from shares issued	$7,383	$9,513
Distributions reinvested	1,077	361
Cost of shares redeemed	(2,612)	(2,628)

Change in net assets resulting from Class C capital transactions	$5,848	$7,246

Institutional Class
Proceeds from shares issued	$135,394	$177,510
Distributions reinvested	37,492	21,437
Cost of shares redeemed	(61,348)	(42,873)

Change in net assets resulting from Institutional Class capital transactions	$111,538	$156,074

Select Class
Proceeds from shares issued	$33,622	$14,101
Distributions reinvested	3,471	1,566
Cost of shares redeemed	(6,283)	(11,469)

Change in net assets resulting from Select Class capital transactions	$30,810	$4,198

Total change in net assets resulting from capital transactions	$153,179	$164,335

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2013

	Diversified Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	728	1,384
Reinvested	447	308
Redeemed	(863)	(1,780)

Change in Class A Shares	312	(88)

Class B
Issued	6	10
Reinvested	8	8
Redeemed	(22)	(142)

Change in Class B Shares	(8)	(124)

Class C
Issued	451	619
Reinvested	67	24
Redeemed	(158)	(173)

Change in Class C Shares	360	470

Institutional Class
Issued	8,240	11,644
Reinvested	2,283	1,425
Redeemed	(3,690)	(2,828)

Change in Institutional Class Shares	6,833	10,241

Select Class
Issued	1,987	922
Reinvested	211	104
Redeemed	(379)	(752)

Change in Select Class Shares	1,819	274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$15.60	$0.11	(h)	$1.65	$1.76	$(0.18)	$(0.70)	$(0.88)
Year Ended June 30, 2013	14.26	0.28	(h)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(h)	(0.18)	0.12	(0.32)	— (i)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(h)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(h)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(h)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)

Class B
Six Months Ended December 31, 2013 (Unaudited)	15.64	0.07	(h)	1.65	1.72	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2013	14.30	0.20	(h)	1.64	1.84	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.49	0.22	(h)	(0.17)	0.05	(0.24)	— (i)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(h)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(h)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(h)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)

Class C
Six Months Ended December 31, 2013 (Unaudited)	15.53	0.07	(h)	1.64	1.71	(0.14)	(0.70)	(0.84)
Year Ended June 30, 2013	14.22	0.21	(h)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(h)	(0.18)	0.05	(0.26)	— (i)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(h)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(h)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(h)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	15.64	0.15	(h)	1.66	1.81	(0.22)	(0.70)	(0.92)
Year Ended June 30, 2013	14.29	0.36	(h)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(h)	(0.18)	0.19	(0.39)	— (i)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(h)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(h)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(h)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	15.66	0.14	(h)	1.65	1.79	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	14.31	0.32	(h)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(h)	(0.17)	0.16	(0.36)	— (i)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(h)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(h)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(h)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$16.48	11.35%	$152,813	1.03%	1.36%	1.24%	27%
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70
10.71	(15.04)	95,028	1.11	2.36	1.40	165

16.53	11.10	2,699	1.54	0.84	1.74	27
15.64	13.13	2,679	1.53	1.34	1.75	53
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70
10.72	(15.51)	18,025	1.62	1.81	1.89	165

16.40	11.09	25,803	1.54	0.87	1.74	27
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70
10.70	(15.46)	2,841	1.61	1.85	1.90	165

16.53	11.65	800,340	0.54	1.86	0.84	27
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70
10.73	(14.60)	124,261	0.62	2.83	1.00	165

16.55	11.51	102,780	0.78	1.66	0.99	27
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70
10.74	(14.79)	50,070	0.86	2.60	1.15	165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2013

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$68,583	$26,962	$—		$95,545
Consumer Staples	26,507	15,648	—	(a)	42,155
Energy	39,743	14,655	—		54,398
Financials	74,684	43,638	—		118,322
Health Care	58,290	13,930	—	(a)	72,220
Industrials	52,286	17,997	—		70,283
Information Technology	85,744	13,732	—		99,476
Materials	17,973	13,437	—		31,410
Telecommunication Services	5,675	6,144	—		11,819
Utilities	9,994	2,711	—		12,705

Total Common Stocks	439,479	168,854	—	(a)	608,333

Preferred Stocks
Consumer Discretionary	—	2,243	—		2,243
Consumer Staples	—	1,431	—		1,431
Financials	231	—	—		231

Total Preferred Stocks	231	3,674	—		3,905

Debt Securities
Asset-Backed Securities	—	10,328	21,911		32,239
Collateralized Mortgage Obligations
Agency CMO	—	45,445	—		45,445
Non-Agency CMO	—	16,518	89		16,607

Total Collateralized Mortgage Obligations	—	61,963	89		62,052

DECEMBER 31, 2013	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$4,016	$449	$4,465
Corporate Bonds
Consumer Discretionary	—	6,507	—	6,507
Consumer Staples	—	5,703	—	5,703
Energy	—	7,989	—	7,989
Financials	—	32,233	—	32,233
Health Care	—	4,738	—	4,738
Industrials	—	5,596	820	6,416
Information Technology	—	2,473	—	2,473
Materials	—	2,976	—	2,976
Telecommunication Services	—	4,148	—	4,148
Utilities	—	8,511	—	8,511

Total Corporate Bonds	—	80,874	820	81,694

Foreign Government Securities	—	85	—	85
Mortgage Pass-Through Securities	—	13,353	—	13,353
Municipal Bonds	—	457	—	457
Preferred Securities
Financials	—	1,193	—	1,193
Supranational	—	67	—	67
U.S. Government Agency Securities	—	182	—	182
U.S. Treasury Obligations	—	81,284	—	81,284
Short-Term Investments
Investment Company	21,007	—	—	21,007
U.S. Treasury Obligations	—	155	—	155

Total Short-Term Investments	21,007	155	—	21,162

Rights
Energy	20	—	—	20
Investment Companies	152,759	—	—	152,759

Total Investments in Securities	$613,496	$426,485	$23,269	$1,063,250

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$64	$—	$64
Futures Contracts	2,839	—	—	2,839

Total Appreciation in Other Financial Instruments	$2,839	$64	$—	$2,903

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(242)	$—	$(242)
Futures Contracts	(514)	—	—	(514)

Total Depreciation in Other Financial Instruments	$(514)	$(242)	$—	$(756)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/13
Investments in Securities
Asset-Backed Securities	$16,467	$—	$(384)	$57		$8,146	$(1,799)	$—	$(576)	$21,911
Collateralized Mortgage Obligations — Agency CMO	283	—	—	—		—	—	—	(283)	—
Collateralized Mortgage Obligations — Non-Agency CMO	108	—	—	—	(a)	—	(19)	—	—	89

54	J.P. MORGAN FUNDS	DECEMBER 31, 2013

	Balance as of 06/30/13		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/13
Commercial Mortgage-Backed Securities	$87		$—		$2	$(12)	$373	$(1)	$—	$—	$449
Common Stocks — Consumer Staples	—	(b)	—		—	—	—	—	—	—	—	(b)
Common Stocks — Financials	—	(b)	—	(a)	—	—	—	— (a)	—	—	—	(b)
Corporate Bonds — Industrials	395		—		17	(1)	400	(8)	17	—	820

Total	$17,340		$—	(a)	$(365)	$44	$8,919	$(1,827)	$17	$(859)	$23,269

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(365,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Diversified Fund
Quantitative Information about Level 3 Fair Value Measurements #
(Amounts in thousands)
	Fair Value at 12/31/13		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Market Approach	Discount for Lack of Marketability (b)	100% (N/A)
	—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (N/A)

Common Stock	—	(a)
	21,911		Discounted Cash Flow	Constant Prepayment Rate	0.00%—10.00% (3.47%)
				Constant Default Rate	2.00%—13.00% (6.46%)
				Yield (Discount Rate of Cash Flows)	1.04%—33.73% (5.55%)

Asset-Backed Securities	21,911
	89		Discounted Cash Flow	Constant Prepayment Rate	21.82% (N/A)
				Constant Default Rate	0.25% (N/A)
				Yield (Discount Rate of Cash Flows)	7.00% (N/A)

Collateralized Mortgage Obligations — Non-Agency CMO	89
	193		Discounted Cash Flow	Constant Prepayment Rate	0.00%—100.00% (40.88%)
				Yield (Discount Rate of Cash Flows)	0.00%—1.94% (0.75%)

Commercial Mortgage-Backed Securities	193
Total	$22,193

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2013, the value of these securities was approximately $1,076,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Value is zero.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non- negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of December 31, 2013, was $0 and less than 0.0%, respectively.

As of December 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$49,983	$56,500
Interest Rate	28,658	11,679

Short Futures Contracts:
Equity	13,970	7,663
Interest Rate	47,964	49,248

The Fund’s future contracts are not subject to master netting arrangements.

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2013

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$10,204
Ending Notional Balance Long	8,588
Average Notional Balance Short	8,612
Ending Notional Balance Short	7,626

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$649	$—
Foreign exchange contracts	Receivables	—	64
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,190	—

Total		$2,839	$64

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$118	$—
Foreign exchange contracts	Payables	—	242
Equity contracts	Payables, Net Assets — Unrealized Depreciation	396	—

Total		$514	$242

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(662)	$—	$(662)
Foreign exchange contracts	—	(307)	(307)
Equity contracts	3,528	—	3,528

Total	$2,866	$(307)	$2,559

DECEMBER 31, 2013	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$547	$—	$547
Foreign exchange contracts	—	74	74
Equity contracts	1,704	—	1,704

Total	$2,251	$74	$2,325

The Fund’s derivatives contracts held at December 31, 2013 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the affiliated Underlying Funds (amounts in thousands):

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$16,959	$4,486	$6,600	$(252)	$487	1,803	$14,586
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,180	4,664	3,500	(188)	164	937	21,267
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,539	—	8,144	(639)	—	52	482
JPMorgan High Yield Fund, Class R6 Shares	43,939	20,347	—	1,638	1,710	7,996	63,804
JPMorgan International Realty Fund, Class R5 Shares	9,741	324	—	—	325	1,031	10,342
JPMorgan Mid Cap Core Fund, Class R6 Shares	25,631	5,748	—	3,607	141	1,509	32,719
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,937	304,848	302,778	—	4	21,007	21,007
JPMorgan Realty Income Fund, Institutional Class Shares	16,929	380	6,795	587	121	859	9,559

	$159,855			$4,753	$2,952		$173,766

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2013

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$22	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the six months ended December 31, 2013. The expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$448	$383	$831

Voluntary Waivers
Investment Advisory	Administration	Total
$154	$387	$541

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013, was approximately $27,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2013

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$318,311	$236,313	$36,564	$23,120

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$876,968	$196,448	$10,166	$186,282

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Fund after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Fund did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

DECEMBER 31, 2013	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One affiliate of the Adviser has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by this shareholder, if any, may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,113.50	$5.49	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class B
Actual	1,000.00	1,111.00	8.19	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class C
Actual	1,000.00	1,110.90	8.19	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Institutional Class
Actual	1,000.00	1,116.50	2.88	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,115.10	4.16	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in underlying J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

DECEMBER 31, 2013	J.P. MORGAN FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the first, second and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-DIV-1213

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 31, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	16.67%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$3,099,718

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the pharmaceutical/medical technology sector and the software & services sector was the main contributor to relative performance. The Fund’s stock selection in the energy sector and the systems & network hardware sector was the leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Fluor Corp. and Onyx Pharmaceuticals Inc. and its underweight position in Berkshire Hathaway Inc. Shares of Fluor Corp., a global engineering company, rose on a rising backlog of projects in its oil and gas segment. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Hewlett-Packard Co. and Anadarko Petroleum Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Hewlett-Packard, a provider of computer hardware and software, fell after the company issued cautious earnings guidance for 2014. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	2.9%
2.	Apple, Inc.	2.9
3.	Google, Inc., Class A	2.2
4.	Wells Fargo & Co.	2.1
5.	Schlumberger Ltd.	2.0
6.	Microsoft Corp.	2.0
7.	Citigroup, Inc.	1.9
8.	United Technologies Corp.	1.8
9.	Exxon Mobil Corp.	1.7
10.	Fluor Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Financials	15.2
Consumer Discretionary	13.4
Health Care	13.0
Industrials	11.7
Energy	10.0
Consumer Staples	8.2
Materials	4.1
Utilities	2.3
Telecommunication Services	1.3
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		16.41%	33.59%	18.78%	7.47%
With Sales Charge**		10.31	26.59	17.51	6.89
CLASS R6 SHARES	3/24/03	16.72	34.25	19.38	8.02
INSTITUTIONAL CLASS SHARES	1/3/97	16.67	34.13	19.27	7.93
SELECT CLASS SHARES	9/10/01	16.58	33.98	19.09	7.76

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.86%
Russell 1000 Growth Index	19.39%

Net Assets as of 12/31/2013 (In Thousands)	$212,323

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and financial services sectors was the primary contributor to relative performance. The Fund’s stock selection in the energy sector and an underweight position in the producer durables sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mastercard Inc. and Gilead Sciences Inc. and also its holding in ARM Holdings PLC, which was not a constituent of the Benchmark. Shares of Mastercard, a payment technologies company, strengthened after the company posted healthy volume growth and announced a $3.5 billion share repurchase plan. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple Inc.’s iPhone product.

Leading individual detractors from relative performance included Apple Inc., Cameron International Corp. and Teradata Corp. Shares of Apple, a maker of personal computers, mobile devices and software, had a positive return for the period but the Fund’s underweight position in the stock hurt relative performance. Shares of Cameron International, a manufacturer of equipment for the oil and gas industry, fell after the company reported lower-than-expected results for the 2013 third quarter and forecast fourth-quarter earnings 10% lower than analysts’ estimates. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, slumped after the company reduced its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	6.6%
2.	MasterCard, Inc., Class A	6.0
3.	Gilead Sciences, Inc.	5.7
4.	Kansas City Southern	5.0
5.	priceline.com, Inc.	4.8
6.	Amazon.com, Inc.	4.2
7.	Alliance Data Systems Corp.	4.1
8.	Las Vegas Sands Corp.	3.8
9.	Cabot Oil & Gas Corp.	3.7
10.	Regeneron Pharmaceuticals, Inc.	3.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.8%
Consumer Discretionary	21.2
Health Care	15.4
Financials	11.1
Industrials	10.0
Energy	3.7
Materials	3.3
Consumer Staples	2.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		27.72%	45.20%	22.61%	8.18%
With Sales Charge**		21.01	37.60	21.30	7.22
CLASS C SHARES	11/30/07
Without CDSC		27.35	44.43	22.01	7.63
With CDSC***		26.35	43.43	22.01	7.63
CLASS R5 SHARES	11/30/07	27.96	45.83	23.16	8.66
SELECT CLASS SHARES	11/30/07	27.86	45.52	22.92	8.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	20.75%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$15,111

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six-month period ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and the technology sectors was the primary contributor to performance relative to the Benchmark. The Fund’s stock selection and underweight position in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Priceline.com Inc., ARM Holdings PLC and Gilead Sciences Inc. Shares of Priceline, an online travel booking service, gained on strong revenue growth and its expansion into mobile devices. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple Inc.’s iPhone product. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C.

Leading detractors from relative performance included Apple Inc., Teradata Corp. and Loews Corp. Shares of Apple, a maker of personal computers, mobile devices and software, had a positive return for the period but the Fund had no position in the stock, which hurt relative performance. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, fell after the company reduced its earnings forecast. Shares of Loews, a diversified holding company, fell on earnings weakness, largely attributable to its Diamond Offshore Drilling Inc. subsidiary.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	5.6%
2.	priceline.com, Inc.	5.0
3.	Gilead Sciences, Inc.	4.2
4.	Kansas City Southern	4.1
5.	Kohl’s Corp.	3.8
6.	Capital One Financial Corp.	3.7
7.	AutoZone, Inc.	3.6
8.	Wells Fargo & Co.	3.5
9.	Loews Corp.	3.5
10.	ARM Holdings plc, ADR	3.5

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.0%
Financials	18.8
Information Technology	17.5
Health Care	14.5
Energy	7.2
Industrials	7.0
Consumer Staples	3.2
Utilities	1.5
Materials	1.2
Short-Term Investment	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/29/11
Without Sales Charge		20.59%	39.41%	19.60%
With Sales Charge**		14.27	32.09	16.97
CLASS C SHARES	7/29/11
Without CDSC		20.30	38.76	19.00
With CDSC***		19.30	37.76	19.00
SELECT SHARES	7/29/11	20.75	39.81	19.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 To 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through June 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	13.93%
Russell 1000 Value Index	14.34%

Net Assets as of 12/31/2013 (In Thousands)	$6,124,153

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and consumer staples sectors was the leading detractor from relative performance, while stock selection in the financials sector and the information technology sector was the leading contributor to relative performance. The Fund’s overweight position in the consumer discretionary sector also helped relative performance, but was not sufficient to counter the negative impact of the Fund’s stock selection in the sector.

Individual detractors from the Fund’s relative performance included out-of-Benchmark positions in Home Depot Inc. and Philip Morris International Inc. and the Fund’s underweight position in Bank of America Corp. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December. Shares of Philip Morris, a holding company that makes and sells tobacco outside the U.S., fell on declining volume of cigarette shipments and weak revenues. Shares of Bank of America, a banking and financial services company, rose in line with other large financial firms, but the Fund’s lack of a position in the stock hurt performance relative to the Benchmark.

Individual contributors to the Fund’s relative performance included its underweight position in Cisco Systems Inc. and its overweight positions in McGraw Hill Financial Inc. and Marathon Petroleum Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets, and the Fund’s lack of a position in the stock helped performance relative to the Benchmark. Shares of McGraw Hill, a provider of content and analytics to the financial sector, rose on revenue growth, the successful divestment of its education business and its announcement of a plan to repurchase 50 million shares. Shares of Marathon Petroleum, a refiner and distributor of petroleum products, rose on its exposure to lower-priced crude oil and exports.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Johnson & Johnson	3.2
3.	Pfizer, Inc.	2.7
4.	ConocoPhillips	2.4
5.	Exxon Mobil Corp.	2.3
6.	Merck & Co., Inc.	2.3
7.	Occidental Petroleum Corp.	2.3
8.	Chevron Corp.	2.1
9.	PNC Financial Services Group, Inc. (The)	1.9
10.	Philip Morris International, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.7%
Consumer Discretionary	13.4
Health Care	12.6
Energy	11.0
Industrials	9.6
Information Technology	9.5
Consumer Staples	7.3
Utilities	6.1
Materials	2.5
Telecommunication Services	1.4
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		13.73%	31.22%	17.23%	8.36%
With Sales Charge**		7.79	24.37	15.97	7.77
CLASS B SHARES	1/14/94
Without CDSC		13.48	30.66	16.65	7.88
With CDSC***		8.48	25.66	16.43	7.88
CLASS C SHARES	11/4/97
Without CDSC		13.46	30.63	16.64	7.78
With CDSC****		12.46	29.63	16.64	7.78
CLASS R2 SHARES	2/28/11	13.53	30.90	16.99	8.20
CLASS R5 SHARES	2/28/11	13.93	31.85	17.67	8.73
CLASS R6 SHARES	1/31/12	13.97	31.81	17.68	8.73
SELECT CLASS SHARES	7/2/87	13.93	31.60	17.55	8.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	15.12%
S&P 500/Citigroup Value Index	14.04%

Net Assets as of 12/31/2013 (In Thousands)	$440,722

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance, while its underweight position in the industrials sector and stock selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Ameriprise Financial Inc. and Apple Inc. and overweight position in Prudential Financial Inc. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market. The company’s per-share earnings were strong and asset net outflows were better than expected. Shares of Apple, a maker of personal computers, mobile devices and software, rose after the company unveiled a range of new products in September and reached a key partnership agreement with China Mobile in December. Prudential, a financial services company, gained from earnings growth and overall strength in the insurance industry.

Individual detractors from the Fund’s relative performance included an overweight position in Home Depot Inc. and out-of-Benchmark positions in Sherwin-Williams Co. and Paccar Inc. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December. Shares of Sherwin-Williams, a paint and coatings maker, slumped after the company reduced its estimate of earnings for 2013. Shares of Paccar, a maker of trucks and related auto parts, fell on weakness in truck sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector where the Fund’s portfolio managers believe they found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.0%
2.	Wells Fargo & Co.	3.3
3.	Johnson & Johnson	2.7
4.	Occidental Petroleum Corp.	2.7
5.	General Electric Co.	2.6
6.	Prudential Financial, Inc.	2.3
7.	Hartford Financial Services Group, Inc.	2.2
8.	ConocoPhillips	2.2
9.	Goldman Sachs Group, Inc. (The)	2.1
10.	Comcast Corp., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.1%
Energy	15.5
Consumer Discretionary	12.2
Health Care	11.0
Information Technology	8.8
Industrials	8.5
Consumer Staples	6.4
Utilities	3.0
Telecommunication Services	1.6
Materials	1.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		15.12%	33.96%	17.65%	7.13%
With Sales Charge**		9.09	26.93	16.39	6.55
CLASS B SHARES	11/4/93
Without CDSC		14.86	33.29	17.07	6.69
With CDSC***		9.86	28.29	16.86	6.69
CLASS C SHARES	1/2/98
Without CDSC		14.85	33.32	17.08	6.59
With CDSC****		13.85	32.32	17.08	6.59
SELECT CLASS SHARES	1/25/96	15.27	34.26	18.01	7.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.51%
Russell 1000 Growth Index	19.39%

Net Assets as of 12/31/2013 (In Thousands)	$15,297,545

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the technology and health care sectors was the primary contributor to relative performance. The Fund’s stock selection in the producer durables and energy sectors was the primary detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mastercard Inc., Gilead Sciences Inc. and ARM Holdings PLC. Shares of Mastercard, a payment technologies company, strengthened on news that regulatory changes in Europe will be less onerous than expected. The company also reported healthy volume growth and announced a $3.5 billion share repurchase plan. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of hepatitis C. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple Inc.’s iPhone product.

Leading individual detractors from relative performance included the Fund’s positions in Sherwin-Williams Co., Apple Inc. and Home Depot Inc. Shares of Sherwin-Williams, a paint and coatings maker, slumped after the company reduced its estimate of earnings for 2013. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period and the Fund’s underweight position in the stock hurt relative performance. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	5.4%
2.	MasterCard, Inc., Class A	4.1
3.	Amazon.com, Inc.	3.9
4.	Gilead Sciences, Inc.,	3.7
5.	priceline.com, Inc.,	3.5
6.	Celgene Corp.,	3.3
7.	Facebook, Inc., Class A	3.0
8.	Home Depot, Inc. (The)	3.0
9.	Starbucks Corp.	2.9
10.	Visa, Inc., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.0%
Consumer Discretionary	27.1
Health Care	15.8
Industrials	8.6
Materials	6.3
Consumer Staples	5.2
Energy	4.4
Financials	2.3
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		22.42%	32.53%	20.16%	8.23%
With Sales Charge**		15.99	25.56	18.87	7.65
CLASS B SHARES	1/14/94
Without CDSC		22.07	31.83	19.53	7.73
With CDSC***		17.07	26.83	19.34	7.73
CLASS C SHARES	11/4/97
Without CDSC		22.07	31.80	19.52	7.63
With CDSC****		21.07	30.80	19.52	7.63
CLASS R2 SHARES	11/3/08	22.23	32.15	19.87	7.96
CLASS R5 SHARES	4/14/09	22.63	33.00	20.62	8.57
CLASS R6 SHARES	11/30/10	22.64	33.03	20.67	8.59
SELECT CLASS SHARES	2/28/92	22.51	32.69	20.40	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.75%
Russell 1000 Value Index	14.34%

Net Assets as of 12/31/2013 (In Thousands)	$813,882

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the industrial cyclical sector and the basic materials sector was the main contributor to relative performance, while stock selection in the consumer cyclical sector and the systems & network hardware sector was the leading detractor from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s underweight position in Berkshire Hathaway Inc., its overweight position in Fluor Corp. and an out-of-Benchmark position in Valeant Pharmaceuticals. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations, and the Fund’s lack of a position in the stock helped relative performance. Shares of Fluor Corp., a global engineering company, rose on a rising backlog of projects in its oil and gas segment. Shares of Valeant Pharmaceuticals, which focuses on drugs for neurology, dermatology and infectious diseases, rose on healthy earnings guidance and a string of profitable acquisitions.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Anadarko Petroleum Corp. and Broadcom Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee. Shares of Broadcom, a maker of communications semiconductors, fell on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	5.0%
2.	Johnson & Johnson	4.2
3.	UnitedHealth Group, Inc.	3.4
4.	Wells Fargo & Co.	3.4
5.	Exxon Mobil Corp.	3.3
6.	Citigroup, Inc.	3.0
7.	General Motors Co.	2.8
8.	MetLife, Inc.	2.7
9.	Bank of America Corp.	2.5
10.	Cisco Systems, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.7%
Energy	14.2
Health Care	13.4
Information Technology	10.8
Industrials	10.3
Consumer Discretionary	10.2
Consumer Staples	5.2
Materials	3.8
Utilities	2.2
Telecommunication Services	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		15.72%	35.65%	17.37%	6.70%
With Sales Charge**		9.60	28.58	16.10	6.12
CLASS B SHARES	1/14/94
Without CDSC		15.33	35.03	16.78	6.22
With CDSC***		10.33	30.03	16.56	6.22
CLASS C SHARES	3/22/99
Without CDSC		15.32	34.92	16.79	6.11
With CDSC****		14.32	33.92	16.79	6.11
CLASS R2 SHARES	11/3/08	15.45	35.31	17.08	6.40
CLASS R5 SHARES	5/15/06	15.79	36.16	17.83	7.09
CLASS R6 SHARES	11/30/10	15.89	36.23	17.86	7.10
SELECT CLASS SHARES	3/1/91	15.75	35.86	17.57	6.92

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	18.61%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$9,574,477

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the telecommunications sector and the semiconductors sector was the largest contributor to relative performance. The Fund’s stock selection in the systems & network hardware and health services & systems sectors was the largest detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Schlumberger Ltd., and its position in Berkshire Hathaway Inc. Shares of Avago, a provider of analog semiconductor devices, rose on its agreement to acquire LSI Corp. for $6.6 billion cash. Shares of Schlumberger, an oilfield services company, gained from better-than-expected revenue growth and strong earnings during the reporting period. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Johnson & Johnson and Broadcom Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Johnson & Johnson, a maker of consumer health products, pharmaceuticals and medical devices, weakened in December on news that the U.S. Food and Drug Administration was preparing to review Boston Scientific Corp.’s so-called Watchman device for heart disorders. If approved, the device would put pressure on sales of Johnson & Johnson’s Xarelto blood thinner. Shares of Broadcom, a maker of communications semiconductors, declined on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight, relative to the Benchmark, in the semiconductors sector and the media sector. The Fund was underweight in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.6%
2.	Google, Inc., Class A	2.8
3.	Apple, Inc.	2.5
4.	Exxon Mobil Corp.	2.4
5.	Wells Fargo & Co.	2.3
6.	Time Warner, Inc.	2.1
7.	United Technologies Corp.	2.0
8.	Schlumberger Ltd.	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Microsoft Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	16.1
Financials	15.2
Health Care	13.3
Industrials	10.6
Energy	10.5
Consumer Staples	6.6
Materials	4.0
Utilities	1.8
Telecommunication Services	0.9
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		18.48%	35.57%	18.70%	8.33%
With Sales Charge**		12.24	28.47	17.44	7.75
CLASS B SHARES	9/10/01
Without CDSC		18.17	34.86	18.09	7.87
With CDSC***		13.17	29.86	17.88	7.87
CLASS C SHARES	9/10/01
Without CDSC		18.11	34.94	18.09	7.76
With CDSC****		17.11	33.94	18.09	7.76
CLASS R2 SHARES	11/3/08	18.30	35.20	18.39	8.19
CLASS R5 SHARES	5/15/06	18.62	36.07	19.14	8.79
CLASS R6 SHARES	11/30/10	18.72	36.20	19.20	8.82
INSTITUTIONAL CLASS SHARES	9/17/93	18.61	36.04	19.12	8.76
SELECT CLASS SHARES	9/10/01	18.50	35.82	18.91	8.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 13.6%
	Auto Components — 0.6%
230	TRW Automotive Holdings Corp. (a)	17,080

	Automobiles — 2.0%
896	Ford Motor Co.	13,825
1,175	General Motors Co. (a)	48,003

		61,828

	Hotels, Restaurants & Leisure — 1.7%
242	Carnival Corp.	9,725
83	Hilton Worldwide Holdings, Inc. (a)	1,836
554	Royal Caribbean Cruises Ltd.	26,290
210	Yum! Brands, Inc.	15,855

		53,706

	Household Durables — 0.4%
162	Lennar Corp., Class A	6,413
175	PulteGroup, Inc.	3,571
62	Toll Brothers, Inc. (a)	2,294

		12,278

	Internet & Catalog Retail — 1.3%
91	Amazon.com, Inc. (a)	36,210
10	Netflix, Inc. (a)	3,829

		40,039

	Media — 4.0%
230	CBS Corp. (Non-Voting), Class B	14,647
847	Comcast Corp., Class A	43,999
121	DISH Network Corp., Class A (a)	7,026
57	Time Warner Cable, Inc.	7,669
633	Time Warner, Inc.	44,138
81	Walt Disney Co. (The)	6,181

		123,660

	Multiline Retail — 0.5%
296	Macy's, Inc.	15,812

	Specialty Retail — 2.5%
26	AutoZone, Inc. (a)	12,570
483	Home Depot, Inc. (The)	39,803
192	Lowe's Cos., Inc.	9,518
258	TJX Cos., Inc.	16,430

		78,321

	Textiles, Apparel & Luxury Goods — 0.6%
42	Lululemon Athletica, Inc., (Canada) (a)	2,479
250	V.F. Corp.	15,594

		18,073

	Total Consumer Discretionary	420,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.2%
	Beverages — 1.2%
96	Dr. Pepper Snapple Group, Inc.	4,677
143	Molson Coors Brewing Co., Class B	8,035
310	PepsiCo, Inc.	25,670

		38,382

	Food & Staples Retailing — 1.8%
204	Costco Wholesale Corp.	24,302
315	CVS Caremark Corp.	22,516
109	Wal-Mart Stores, Inc.	8,545

		55,363

	Food Products — 2.1%
498	Archer-Daniels-Midland Co.	21,605
343	General Mills, Inc.	17,134
279	Kellogg Co.	17,039
319	Mondelez International, Inc., Class A	11,243

		67,021

	Household Products — 1.6%
604	Procter & Gamble Co. (The)	49,194

	Tobacco — 1.5%
458	Philip Morris International, Inc.	39,876
113	Reynolds American, Inc.	5,634

		45,510

	Total Consumer Staples	255,470

	Energy — 10.1%
	Energy Equipment & Services — 4.3%
260	Baker Hughes, Inc.	14,374
444	Ensco plc, (United Kingdom), Class A	25,376
361	Halliburton Co.	18,321
195	Noble Corp. plc, (United Kingdom)	7,322
122	Rowan Cos. plc, Class A (a)	4,307
693	Schlumberger Ltd.	62,482

		132,182

	Oil, Gas & Consumable Fuels — 5.8%
325	Anadarko Petroleum Corp.	25,771
244	Chevron Corp.	30,418
14	ConocoPhillips	996
111	EOG Resources, Inc.	18,614
523	Exxon Mobil Corp.	52,977
290	Marathon Oil Corp.	10,237
156	Marathon Petroleum Corp.	14,264
150	Occidental Petroleum Corp.	14,237
114	Phillips 66	8,777

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
121	Williams Cos., Inc. (The)	4,682

		180,973

	Total Energy	313,155

	Financials — 15.4%
	Capital Markets — 2.2%
530	Invesco Ltd.	19,283
846	Morgan Stanley	26,518
316	State Street Corp.	23,163

		68,964

	Commercial Banks — 3.5%
267	PNC Financial Services Group, Inc. (The)	20,698
208	SunTrust Banks, Inc.	7,671
58	SVB Financial Group (a)	6,124
1,451	Wells Fargo & Co.	65,896
234	Zions Bancorporation	7,008

		107,397

	Consumer Finance — 0.7%
297	Capital One Financial Corp.	22,747

	Diversified Financial Services — 4.2%
2,814	Bank of America Corp.	43,812
1,143	Citigroup, Inc.	59,580
119	IntercontinentalExchange Group, Inc.	26,653

		130,045

	Insurance — 4.5%
240	ACE Ltd., (Switzerland)	24,880
168	Aflac, Inc.	11,243
77	Berkshire Hathaway, Inc., Class B (a)	9,105
258	Hartford Financial Services Group, Inc.	9,362
250	Marsh & McLennan Cos., Inc.	12,085
863	MetLife, Inc.	46,554
95	Prudential Financial, Inc.	8,743
61	RenaissanceRe Holdings Ltd., (Bermuda)	5,967
325	XL Group plc, (Ireland)	10,339

		138,278

	Real Estate Investment Trusts (REITs) — 0.3%
178	American Homes 4 Rent, Class A	2,888
198	CBL & Associates Properties, Inc.	3,563
114	Mack-Cali Realty Corp.	2,449

		8,900

	Total Financials	476,331

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.1%
	Biotechnology — 2.4%
96	Alexion Pharmaceuticals, Inc. (a)	12,814
88	Biogen Idec, Inc. (a)	24,730
160	Celgene Corp. (a)	27,062
136	Vertex Pharmaceuticals, Inc. (a)	10,097

		74,703

	Health Care Equipment & Supplies — 0.9%
525	Abbott Laboratories	20,135
123	Baxter International, Inc.	8,527

		28,662

	Health Care Providers & Services — 3.2%
117	Cigna Corp.	10,235
286	Humana, Inc.	29,533
72	McKesson Corp.	11,573
645	UnitedHealth Group, Inc.	48,605

		99,946

	Health Care Technology — 0.3%
155	Cerner Corp. (a)	8,623

	Pharmaceuticals — 6.3%
283	Allergan, Inc.	31,447
535	Bristol-Myers Squibb Co.	28,419
984	Johnson & Johnson	90,161
588	Merck & Co., Inc.	29,437
102	Perrigo Co. plc	15,576

		195,040

	Total Health Care	406,974

	Industrials — 11.8%
	Aerospace & Defense — 3.1%
32	General Dynamics Corp.	3,067
277	Honeywell International, Inc.	25,318
323	Textron, Inc.	11,859
494	United Technologies Corp.	56,173

		96,417

	Airlines — 0.6%
489	Delta Air Lines, Inc.	13,427
342	Southwest Airlines Co.	6,436

		19,863

	Building Products — 0.4%
531	Masco Corp.	12,091

	Construction & Engineering — 1.6%
614	Fluor Corp.	49,262

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 0.6%
275	Emerson Electric Co.	19,311

	Machinery — 2.1%
80	Caterpillar, Inc.	7,274
99	Deere & Co.	9,005
721	PACCAR, Inc.	42,647
61	SPX Corp.	6,033

		64,959

	Road & Rail — 3.0%
1,098	CSX Corp.	31,576
301	Norfolk Southern Corp.	27,923
192	Union Pacific Corp.	32,256

		91,755

	Trading Companies & Distributors — 0.4%
49	W.W. Grainger, Inc.	12,592

	Total Industrials	366,250

	Information Technology — 18.5%
	Communications Equipment — 2.9%
2,058	Cisco Systems, Inc.	46,212
578	QUALCOMM, Inc.	42,902

		89,114

	Computers & Peripherals — 3.3%
160	Apple, Inc.	89,503
400	Hewlett-Packard Co.	11,186

		100,689

	Electronic Equipment, Instruments & Components — 0.1%
54	TE Connectivity Ltd., (Switzerland)	2,998

	Internet Software & Services — 3.8%
749	eBay, Inc. (a)	41,085
62	Google, Inc., Class A (a)	69,809
27	LinkedIn Corp., Class A (a)	5,941

		116,835

	IT Services — 1.8%
160	Accenture plc, (Ireland), Class A	13,131
172	Cognizant Technology Solutions Corp., Class A (a)	17,348
119	Visa, Inc., Class A	26,410

		56,889

	Office Electronics — 0.2%
510	Xerox Corp.	6,209

	Semiconductors & Semiconductor Equipment — 2.0%
836	Applied Materials, Inc.	14,794

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
57	Avago Technologies Ltd., (Singapore)	3,009
104	Broadcom Corp., Class A	3,087
432	Freescale Semiconductor Ltd. (a)	6,932
174	KLA-Tencor Corp.	11,242
104	Lam Research Corp. (a)	5,651
403	Teradyne, Inc. (a)	7,094
249	Xilinx, Inc.	11,434

		63,243

	Software — 4.4%
103	Adobe Systems, Inc. (a)	6,156
208	CA, Inc.	7,009
50	Citrix Systems, Inc. (a)	3,182
1,661	Microsoft Corp.	62,180
1,233	Oracle Corp.	47,191
187	Symantec Corp.	4,407
71	VMware, Inc., Class A (a)	6,369

		136,494

	Total Information Technology	572,471

	Materials — 4.1%
	Chemicals — 2.0%
158	Axiall Corp.	7,510
630	Dow Chemical Co. (The)	27,990
213	Monsanto Co.	24,813

		60,313

	Containers & Packaging — 0.3%
159	Ball Corp.	8,209
48	Greif, Inc., Class A	2,489

		10,698

	Metals & Mining — 1.8%
2,019	Alcoa, Inc.	21,464
452	Freeport-McMoRan Copper & Gold, Inc.	17,062
146	Nucor Corp.	7,788
344	United States Steel Corp.	10,157

		56,471

	Total Materials	127,482

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
798	Verizon Communications, Inc.	39,224

	Utilities — 2.3%
	Electric Utilities — 1.8%
295	American Electric Power Co., Inc.	13,765
327	Edison International	15,149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
327	NextEra Energy, Inc.	28,018

		56,932

	Multi-Utilities — 0.5%
576	CMS Energy Corp.	15,419

	Total Utilities	72,351

	Total Common Stocks (Cost $2,531,752)	3,050,505

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.6%
	U.S. Treasury Obligation — 0.1%
3,745	U.S. Treasury Bill, 0.074%, 06/26/14 (k) (n)	3,744

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 2.5%
76,106	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	76,106

	Total Short-Term Investments (Cost $79,850)	79,850

	Total Investments — 101.0% (Cost $2,611,602)	3,130,355
	Liabilities in Excess of Other Assets — (1.0)%	(30,637)

	NET ASSETS — 100.0%	$3,099,718

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
499	E-mini S&P 500	03/21/14	$45,935	$1,561

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 21.3%
	Hotels, Restaurants & Leisure — 7.2%
101	Las Vegas Sands Corp.	7,982
93	Starbucks Corp.	7,251

		15,233

	Internet & Catalog Retail — 9.0%
22	Amazon.com, Inc. (a)	8,839
9	priceline.com, Inc. (a)	10,217

		19,056

	Specialty Retail — 3.2%
82	Home Depot, Inc. (The)	6,746

	Textiles, Apparel & Luxury Goods — 1.9%
51	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,102

	Total Consumer Discretionary	45,137

	Consumer Staples — 2.2%
	Food & Staples Retailing — 2.2%
83	Whole Foods Market, Inc.	4,794

	Energy — 3.7%
	Oil, Gas & Consumable Fuels — 3.7%
205	Cabot Oil & Gas Corp.	7,927

	Financials — 11.1%
	Capital Markets — 6.4%
34	Goldman Sachs Group, Inc. (The)	6,076
243	TD Ameritrade Holding Corp.	7,434

		13,510

	Consumer Finance — 1.5%
41	Capital One Financial Corp.	3,156

	Diversified Financial Services — 3.2%
31	IntercontinentalExchange Group, Inc.	6,882

	Total Financials	23,548

	Health Care — 15.4%
	Biotechnology — 13.5%
23	Alexion Pharmaceuticals, Inc. (a)	3,054
21	Biogen Idec, Inc. (a)	5,833
161	Gilead Sciences, Inc. (a)	12,076
28	Regeneron Pharmaceuticals, Inc. (a)	7,617

		28,580

	Health Care Providers & Services — 1.9%
59	Express Scripts Holding Co. (a)	4,136

	Total Health Care	32,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.0%
	Aerospace & Defense — 1.7%
23	TransDigm Group, Inc.	3,629

	Machinery — 3.4%
91	Flowserve Corp.	7,144

	Road & Rail — 4.9%
85	Kansas City Southern	10,510

	Total Industrials	21,283

	Information Technology — 30.8%
	Internet Software & Services — 11.9%
125	Facebook, Inc., Class A (a)	6,852
12	Google, Inc., Class A (a)	13,909
18	LinkedIn Corp., Class A (a)	3,816
12	Twitter, Inc. (a)	738

		25,315

	IT Services — 11.6%
33	Alliance Data Systems Corp. (a)	8,696
15	MasterCard, Inc., Class A	12,703
72	Teradata Corp. (a)	3,280

		24,679

	Semiconductors & Semiconductor Equipment — 4.6%
128	ARM Holdings plc, (United Kingdom), ADR	7,027
29	ASML Holding N.V., (Netherlands)	2,687

		9,714

	Software — 2.7%
102	Salesforce.com, Inc. (a)	5,617

	Total Information Technology	65,325

	Materials — 3.3%
	Chemicals — 3.3%
60	Monsanto Co.	6,990

	Total Common Stocks (Cost $158,499)	207,720

Short-Term Investment — 2.2%
	Investment Company — 2.2%
4,686	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $4,686)	4,686

	Total Investments — 100.0% (Cost $163,185)	212,406
	Liabilities in Excess of Other Assets — 0.0% (g)	(83)

	NET ASSETS — 100.0%	$212,323

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.5%
	Consumer Discretionary — 23.0%
	Hotels, Restaurants & Leisure — 2.9%
6	Starbucks Corp.	446

	Internet & Catalog Retail — 9.0%
1	Amazon.com, Inc. (a)	527
1	priceline.com, Inc. (a)	831

		1,358

	Media — 2.9%
8	DISH Network Corp., Class A (a)	446

	Multiline Retail — 4.2%
11	Kohl's Corp.	629

	Specialty Retail — 4.0%
1	AutoZone, Inc. (a)	597

	Total Consumer Discretionary	3,476

	Consumer Staples — 3.5%
	Beverages — 1.4%
4	Dr. Pepper Snapple Group, Inc.	206

	Household Products — 2.1%
4	Procter & Gamble Co. (The)	320

	Total Consumer Staples	526

	Energy — 7.9%
	Oil, Gas & Consumable Fuels — 7.9%
9	Cabot Oil & Gas Corp.	365
5	Devon Energy Corp.	315
5	Exxon Mobil Corp.	516

	Total Energy	1,196

	Financials — 20.6%
	Capital Markets — 0.8%
1	Ameriprise Financial, Inc.	120

	Commercial Banks — 6.2%
3	M&T Bank Corp.	348
13	Wells Fargo & Co.	583

		931

	Consumer Finance — 4.0%
8	Capital One Financial Corp.	610

	Insurance — 8.0%
8	American International Group, Inc.	428
2	Berkshire Hathaway, Inc., Class B (a)	214
12	Loews Corp.	573

		1,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.6%
6	Rayonier, Inc.	235

	Total Financials	3,111

	Health Care — 15.8%
	Biotechnology — 10.6%
2	Alexion Pharmaceuticals, Inc. (a)	226
1	Biogen Idec, Inc. (a)	370
9	Gilead Sciences, Inc. (a)	687
1	Regeneron Pharmaceuticals, Inc. (a)	322

		1,605

	Health Care Providers & Services — 2.3%
5	Express Scripts Holding Co. (a)	345

	Pharmaceuticals — 2.9%
14	Pfizer, Inc.	440

	Total Health Care	2,390

	Industrials — 7.6%
	Aerospace & Defense — 3.1%
4	United Technologies Corp.	473

	Road & Rail — 4.5%
5	Kansas City Southern	679

	Total Industrials	1,152

	Information Technology — 19.2%
	Internet Software & Services — 7.8%
5	Facebook, Inc., Class A (a)	262
1	Google, Inc., Class A (a)	919

		1,181

	IT Services — 5.2%
1	MasterCard, Inc., Class A	468
7	Teradata Corp. (a)	314

		782

	Semiconductors & Semiconductor Equipment — 3.8%
10	ARM Holdings plc, (United Kingdom), ADR	571

	Software — 2.4%
7	Salesforce.com, Inc. (a)	367

	Total Information Technology	2,901

	Materials — 1.3%
	Containers & Packaging — 1.3%
2	Rock Tenn Co., Class A	196

	Utilities — 1.6%
	Electric Utilities — 1.6%
5	Edison International	241

	Total Common Stocks (Cost $13,037)	15,189

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.8%
	Investment Company — 8.8%
1,333	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,333)	1,333

	Total Investments — 109.3% (Cost $14,370)	16,522
	Liabilities in Excess of Other Assets — (9.3)%	(1,411)

	NET ASSETS — 100.0%	$15,111

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 13.6%
	Distributors — 1.0%
712	Genuine Parts Co.	59,255

	Hotels, Restaurants & Leisure — 2.7%
800	Brinker International, Inc.	37,058
623	Dunkin' Brands Group, Inc.	30,050
303	McDonald's Corp.	29,373
946	Yum! Brands, Inc.	71,523

		168,004

	Household Durables — 0.5%
326	Tupperware Brands Corp.	30,782

	Media — 4.3%
1,285	Cinemark Holdings, Inc.	42,820
801	Comcast Corp., Class A	39,937
869	Omnicom Group, Inc.	64,629
268	Time Warner Cable, Inc.	36,327
1,179	Time Warner, Inc.	82,169

		265,882

	Multiline Retail — 0.6%
597	Macy's, Inc.	31,856
53	Nordstrom, Inc.	3,295

		35,151

	Specialty Retail — 3.4%
854	Home Depot, Inc. (The)	70,302
786	L Brands, Inc.	48,592
261	Tiffany & Co.	24,246
1,128	Williams-Sonoma, Inc.	65,745

		208,885

	Textiles, Apparel & Luxury Goods — 1.1%
1,059	V.F. Corp.	66,005

	Total Consumer Discretionary	833,964

	Consumer Staples — 7.4%
	Beverages — 1.0%
1,459	Coca-Cola Co. (The)	60,262

	Food Products — 2.3%
456	Hershey Co. (The)	44,342
241	JM Smucker Co. (The,	24,934
2,088	Mondelez International, Inc., Class A	73,724

		143,000

	Household Products — 1.5%
1,143	Procter & Gamble Co. (The)	93,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.6%
942	Lorillard, Inc.	47,726
1,286	Philip Morris International, Inc.	112,029

		159,755

	Total Consumer Staples	456,098

	Energy — 11.2%
	Oil, Gas & Consumable Fuels — 11.2%
1,057	Chevron Corp.	132,084
2,129	ConocoPhillips	150,430
1,436	Exxon Mobil Corp.	145,349
762	Kinder Morgan, Inc.	27,449
643	Marathon Petroleum Corp.	58,979
1,487	Occidental Petroleum Corp.	141,419
790	Williams Cos., Inc. (The)	30,470

	Total Energy	686,180

	Financials — 24.1%
	Capital Markets — 4.3%
392	Ameriprise Financial, Inc.	45,079
254	BlackRock, Inc.	80,425
1,141	Northern Trust Corp.	70,607
768	T. Rowe Price Group, Inc.	64,342

		260,453

	Commercial Banks — 9.5%
1,779	BB&T Corp.	66,377
484	Cullen/Frost Bankers, Inc.	36,005
411	M&T Bank Corp.	47,889
1,535	PNC Financial Services Group, Inc. (The)	119,051
1,450	U.S. Bancorp	58,573
5,633	Wells Fargo & Co.	255,749

		583,644

	Diversified Financial Services — 2.2%
1,108	CME Group, Inc.	86,955
589	McGraw Hill Financial, Inc.	46,052

		133,007

	Insurance — 7.7%
1,206	Arthur J. Gallagher & Co.	56,605
609	Cincinnati Financial Corp.	31,884
1,846	Hartford Financial Services Group, Inc.	66,881
1,237	MetLife, Inc.	66,690
925	Prudential Financial, Inc.	85,282
1,158	Travelers Cos., Inc. (The)	104,830
1,405	Validus Holdings Ltd., (Bermuda)	56,602

		468,774

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
428	Alexandria Real Estate Equities, Inc.	27,245

	Total Financials	1,473,123

	Health Care — 12.8%
	Health Care Equipment & Supplies — 2.0%
776	Baxter International, Inc.	53,965
611	Becton, Dickinson & Co.	67,515

		121,480

	Pharmaceuticals — 10.8%
1,110	AbbVie, Inc.	58,628
1,768	Bristol-Myers Squibb Co.	93,955
2,192	Johnson & Johnson	200,720
2,859	Merck & Co., Inc.	143,068
5,439	Pfizer, Inc.	166,604

		662,975

	Total Health Care	784,455

	Industrials — 9.8%
	Aerospace & Defense — 2.5%
790	Honeywell International, Inc.	72,146
707	United Technologies Corp.	80,505

		152,651

	Air Freight & Logistics — 1.2%
675	United Parcel Service, Inc., Class B	70,877

	Electrical Equipment — 0.7%
567	Emerson Electric Co.	39,759

	Industrial Conglomerates — 1.2%
538	3M Co.	75,503

	Machinery — 3.2%
813	Illinois Tool Works, Inc.	68,321
1,635	PACCAR, Inc.	96,742
274	Snap-on, Inc.	29,966

		195,029

	Road & Rail — 1.0%
402	Norfolk Southern Corp.	37,348
157	Union Pacific Corp.	26,408

		63,756

	Total Industrials	597,575

	Information Technology — 9.6%
	Communications Equipment — 0.7%
595	QUALCOMM, Inc.	44,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.1%
121	Apple, Inc.	67,782

	IT Services — 2.8%
684	Accenture plc, (Ireland), Class A	56,276
739	Automatic Data Processing, Inc.	59,680
1,043	Fidelity National Information Services, Inc.	55,993

		171,949

	Semiconductors & Semiconductor Equipment — 4.0%
1,218	Analog Devices, Inc.	62,012
1,137	KLA-Tencor Corp,	73,304
1,154	Texas Instruments, Inc.	50,685
1,208	Xilinx, Inc.	55,487

		241,488

	Software — 1.0%
1,690	Microsoft Corp.	63,262

	Total Information Technology	588,628

	Materials — 2.5%
	Chemicals — 2.5%
654	Air Products & Chemicals, Inc.	73,112
702	E.I. du Pont de Nemours & Co.	45,598
193	PPG Industries, Inc.	36,670

	Total Materials	155,380

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
1,805	Verizon Communications, Inc.	88,703

	Utilities — 6.1%
	Electric Utilities — 2.8%
1,522	Edison International	70,482
778	NextEra Energy, Inc.	66,584
1,202	Xcel Energy, Inc.	33,584

		170,650

	Multi-Utilities — 3.3%
1,319	CMS Energy Corp.	35,309
403	DTE Energy Co.	26,762
1,866	NiSource, Inc.	61,342
906	Sempra Energy	81,328

		204,741

	Total Utilities	375,391

	Total Common Stocks (Cost $4,768,803)	6,039,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
178,892	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $178,892)	178,892

	Total Investments — 101.5% (Cost $4,947,695)	6,218,389
	Liabilities in Excess of Other Assets — (1.5)%	(94,236)

	NET ASSETS — 100.0%	$6,124,153

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 12.1%
	Hotels, Restaurants & Leisure — 1.9%
44	Hilton Worldwide Holdings, Inc. (a)	975
101	Marriott International, Inc., Class A	4,995
30	Yum! Brands, Inc.	2,253

		8,223

	Media — 6.2%
163	Comcast Corp., Class A	8,460
80	DISH Network Corp., Class A (a)	4,634
84	Gannett Co., Inc.	2,493
84	Time Warner, Inc.	5,842
81	Walt Disney Co. (The)	6,158

		27,587

	Specialty Retail — 3.1%
8	AutoZone, Inc. (a)	3,590
53	Home Depot, Inc. (The)	4,397
36	Tiffany & Co.	3,377
38	TJX Cos., Inc.	2,428

		13,792

	Textiles, Apparel & Luxury Goods — 0.9%
62	V.F. Corp.	3,890

	Total Consumer Discretionary	53,492

	Consumer Staples — 6.4%
	Beverages — 1.8%
32	Beam, Inc.	2,178
53	Dr. Pepper Snapple Group, Inc.	2,577
37	PepsiCo, Inc.	3,077

		7,832

	Food & Staples Retailing — 1.6%
73	CVS Caremark Corp.	5,196
27	Wal-Mart Stores, Inc.	2,124

		7,320

	Food Products — 1.4%
51	Campbell Soup Co.	2,194
78	Kraft Foods Group, Inc.	4,190

		6,384

	Household Products — 1.0%
52	Procter & Gamble Co. (The)	4,270

	Tobacco — 0.6%
29	Philip Morris International, Inc.	2,518

	Total Consumer Staples	28,324

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 15.5%
	Oil, Gas & Consumable Fuels — 15.5%
60	Chevron Corp.	7,439
135	ConocoPhillips	9,543
68	Devon Energy Corp.	4,213
31	Energen Corp.	2,222
175	Exxon Mobil Corp.	17,719
50	Hess Corp.	4,183
126	Occidental Petroleum Corp.	11,964
109	Phillips 66	8,371
70	Williams Cos., Inc. (The)	2,711

	Total Energy	68,365

	Financials — 31.1%
	Capital Markets — 8.1%
56	Ameriprise Financial, Inc.	6,443
14	BlackRock, Inc.	4,304
51	Goldman Sachs Group, Inc. (The)	9,093
224	Invesco Ltd.	8,143
47	Northern Trust Corp.	2,884
56	T. Rowe Price Group, Inc.	4,691

		35,558

	Commercial Banks — 7.4%
78	BB&T Corp.	2,892
34	M&T Bank Corp.	3,970
44	PNC Financial Services Group, Inc. (The)	3,398
123	SunTrust Banks, Inc.	4,535
82	U.S. Bancorp	3,297
323	Wells Fargo & Co.	14,660

		32,752

	Consumer Finance — 1.4%
80	Capital One Financial Corp.	6,159

	Diversified Financial Services — 4.0%
379	Bank of America Corp.	5,896
147	Citigroup, Inc.	7,669
54	McGraw Hill Financial, Inc.	4,199

		17,764

	Insurance — 8.7%
62	Berkshire Hathaway, Inc., Class B (a)	7,363
273	Hartford Financial Services Group, Inc.	9,876
86	Loews Corp.	4,144
108	Prudential Financial, Inc.	9,969
88	Validus Holdings Ltd., (Bermuda)	3,526
110	XL Group plc, (Ireland)	3,506

		38,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 1.5%
41	Regency Centers Corp.	1,917
51	Vornado Realty Trust	4,484

		6,401

	Total Financials	137,018

	Health Care — 11.0%
	Biotechnology — 0.8%
12	Biogen Idec, Inc. (a)	3,329

	Health Care Equipment & Supplies — 2.5%
40	Baxter International, Inc.	2,789
29	Becton, Dickinson & Co.	3,237
74	Covidien plc, (Ireland)	5,014

		11,040

	Health Care Providers & Services — 1.2%
68	UnitedHealth Group, Inc.	5,128

	Pharmaceuticals — 6.5%
127	Bristol-Myers Squibb Co.	6,750
132	Johnson & Johnson	12,081
96	Merck & Co., Inc.	4,798
169	Pfizer, Inc.	5,186

		28,815

	Total Health Care	48,312

	Industrials — 8.5%
	Aerospace & Defense — 2.5%
72	Honeywell International, Inc.	6,560
38	United Technologies Corp.	4,370

		10,930

	Construction & Engineering — 0.6%
33	Fluor Corp.	2,650

	Electrical Equipment — 1.0%
62	Emerson Electric Co.	4,365

	Industrial Conglomerates — 3.4%
26	3M Co.	3,646
412	General Electric Co.	11,546

		15,192

	Machinery — 1.0%
75	PACCAR, Inc.	4,444

	Total Industrials	37,581

	Information Technology — 8.8%
	Communications Equipment — 1.8%
205	Cisco Systems, Inc.	4,611
45	QUALCOMM, Inc.	3,312

		7,923

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.0%
8	Apple, Inc.	4,545

	Internet Software & Services — 0.9%
4	Google, Inc., Class A (a)	4,034

	IT Services — 1.9%
40	Accenture plc, (Ireland), Class A	3,305
27	International Business Machines Corp.	4,990

		8,295

	Semiconductors & Semiconductor Equipment — 1.3%
190	Applied Materials, Inc.	3,356
53	Texas Instruments, Inc.	2,327

		5,683

	Software — 1.9%
223	Microsoft Corp.	8,347

	Total Information Technology	38,827

	Materials — 1.1%
	Chemicals — 1.1%
75	E.I. du Pont de Nemours & Co.	4,899

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
147	Verizon Communications, Inc.	7,239

	Utilities — 3.0%
	Electric Utilities — 1.5%
44	Edison International	2,023
51	NextEra Energy, Inc.	4,358

		6,381

	Multi-Utilities — 1.5%
78	CMS Energy Corp.	2,091
51	Sempra Energy	4,542

		6,633

	Total Utilities	13,014

	Total Common Stocks (Cost $269,777)	437,071

Short-Term Investment — 0.8%
	Investment Company — 0.8%
3,383	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,383)	3,383

	Total Investments — 99.9% (Cost $273,160)	440,454
	Other Assets in Excess of Liabilities — 0.1%	268

	NET ASSETS — 100.0%	$440,722

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 27.2%
	Auto Components — 0.9%
2,383	Delphi Automotive plc, (United Kingdom)	143,290

	Automobiles — 0.6%
623	Tesla Motors, Inc. (a)	93,747

	Hotels, Restaurants & Leisure — 4.8%
197	Chipotle Mexican Grill, Inc. (a)	104,851
2,256	Las Vegas Sands Corp.	177,891
5,733	Starbucks Corp.	449,390

		732,132

	Internet & Catalog Retail — 8.2%
1,492	Amazon.com, Inc. (a)	595,051
347	Netflix, Inc. (a)	127,681
460	priceline.com, Inc. (a)	534,820

		1,257,552

	Media — 6.8%
6,355	Comcast Corp., Class A	330,253
2,296	Discovery Communications, Inc., Class A (a)	207,622
1,770	Liberty Global plc, (United Kingdom), Class A (a)	157,486
1,627	Time Warner, Inc.	113,399
3,011	Walt Disney Co. (The)	230,033

		1,038,793

	Specialty Retail — 4.0%
1,920	Gap, Inc. (The)	75,014
5,616	Home Depot, Inc. (The)	462,389
747	Ulta Salon Cosmetics & Fragrance, Inc. (a)	72,110

		609,513

	Textiles, Apparel & Luxury Goods — 1.9%
3,542	Michael Kors Holdings Ltd., (Hong Kong) (a)	287,553

	Total Consumer Discretionary	4,162,580

	Consumer Staples — 5.3%
	Food & Staples Retailing — 3.5%
1,715	Costco Wholesale Corp.	204,043
1,381	CVS Caremark Corp.	98,824
4,026	Whole Foods Market, Inc.	232,829

		535,696

	Food Products — 0.4%
803	Green Mountain Coffee Roasters, Inc. (a)	60,668

	Household Products — 1.4%
1,898	Colgate-Palmolive Co.	123,749

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
783	Kimberly-Clark Corp.	81,771

		205,520

	Total Consumer Staples	801,884

	Energy — 4.4%
	Energy Equipment & Services — 0.5%
1,305	FMC Technologies, Inc. (a)	68,134

	Oil, Gas & Consumable Fuels — 3.9%
6,486	Cabot Oil & Gas Corp.	251,413
339	Continental Resources, Inc. (a)	38,122
2,099	Marathon Petroleum Corp.	192,559
656	Pioneer Natural Resources Co.	120,713

		602,807

	Total Energy	670,941

	Financials — 2.3%
	Capital Markets — 1.2%
282	Affiliated Managers Group, Inc. (a)	61,182
210	BlackRock, Inc.	66,395
1,952	TD Ameritrade Holding Corp.	59,800

		187,377

	Diversified Financial Services — 1.1%
2,103	Moody's Corp.	165,007

	Total Financials	352,384

	Health Care — 15.9%
	Biotechnology — 11.5%
1,148	Alexion Pharmaceuticals, Inc. (a)	152,780
1,022	Biogen Idec, Inc. (a)	285,960
2,962	Celgene Corp. (a)	500,426
7,547	Gilead Sciences, Inc. (a)	567,127
953	Regeneron Pharmaceuticals, Inc. (a)	262,166

		1,768,459

	Health Care Providers & Services — 1.0%
2,104	AmerisourceBergen Corp.	147,946

	Health Care Technology — 1.1%
3,190	Cerner Corp. (a)	177,822

	Life Sciences Tools & Services — 0.3%
372	Illumina, Inc. (a)	41,162

	Pharmaceuticals — 2.0%
2,560	Valeant Pharmaceuticals International, Inc. (a)	300,591

	Total Health Care	2,435,980

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 8.6%
	Aerospace & Defense — 2.9%
2,609	Honeywell International, Inc.	238,366
782	Precision Castparts Corp.	210,620

		448,986

	Airlines — 0.6%
3,561	Delta Air Lines, Inc.	97,829

	Building Products — 0.5%
1,522	Fortune Brands Home & Security, Inc.	69,560

	Machinery — 0.4%
687	Flowserve Corp.	54,187

	Road & Rail — 3.8%
1,906	J.B. Hunt Transport Services, Inc.	147,295
1,479	Kansas City Southern	183,194
1,498	Union Pacific Corp.	251,715

		582,204

	Trading Companies & Distributors — 0.4%
251	W.W. Grainger, Inc.	64,161

	Total Industrials	1,316,927

	Information Technology — 29.2%
	Communications Equipment — 0.9%
1,754	QUALCOMM, Inc.	130,220

	Computers & Peripherals — 2.0%
473	3D Systems Corp. (a)	43,910
478	Apple, Inc.	268,418

		312,328

	Electronic Equipment, Instruments & Components — 0.7%
1,130	Amphenol Corp., Class A	100,782

	Internet Software & Services — 11.4%
464	Baidu, Inc., (China), ADR (a)	82,465
1,449	eBay, Inc. (a)	79,558
8,479	Facebook, Inc., Class A (a)	463,478
737	Google, Inc., Class A (a)	826,159
1,377	LinkedIn Corp., Class A (a)	298,662

		1,750,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 7.4%
919	Cognizant Technology Solutions Corp., Class A (a)	92,780
762	MasterCard, Inc., Class A	636,370
1,791	Visa, Inc., Class A	398,753

		1,127,903

	Semiconductors & Semiconductor Equipment — 4.4%
5,966	ARM Holdings plc, (United Kingdom), ADR	326,562
3,721	ASML Holding N.V., (Netherlands)	348,665

		675,227

	Software — 2.4%
1,961	Adobe Systems, Inc. (a)	117,395
4,518	Salesforce.com, Inc. (a)	249,365

		366,760

	Total Information Technology	4,463,542

	Materials — 6.3%
	Chemicals — 6.3%
1,126	Ecolab, Inc.	117,408
3,254	LyondellBasell Industries N.V., Class A	261,223
1,238	Monsanto Co.	144,277
844	PPG Industries, Inc.	160,073
1,523	Sherwin-Williams Co. (The)	279,489

	Total Materials	962,470

	Total Common Stocks (Cost $11,018,043)	15,166,708

Short-Term Investment — 1.3%
	Investment Company — 1.3%
201,389	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $201,389)	201,389

	Total Investments — 100.5% (Cost $11,219,432)	15,368,097
	Liabilities in Excess of Other Assets — (0.5)%	(70,552)

	NET ASSETS — 100.0%	$15,297,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 10.1%
	Auto Components — 1.2%
138	TRW Automotive Holdings Corp. (a)	10,260

	Automobiles — 3.6%
391	Ford Motor Co.	6,032
563	General Motors Co. (a)	23,010

		29,042

	Hotels, Restaurants & Leisure — 1.1%
194	Royal Caribbean Cruises Ltd.	9,219

	Household Durables — 0.6%
65	D.R. Horton, Inc. (a)	1,439
83	Lennar Corp., Class A	3,298

		4,737

	Media — 2.4%
61	DISH Network Corp., Class A (a)	3,539
57	Gannett Co., Inc.	1,689
202	Time Warner, Inc.	14,080

		19,308

	Multiline Retail — 1.2%
189	Macy's, Inc.	10,066

	Total Consumer Discretionary	82,632

	Consumer Staples — 5.2%
	Beverages — 0.6%
91	Molson Coors Brewing Co., Class B	5,132

	Food & Staples Retailing — 2.2%
176	CVS Caremark Corp.	12,598
71	Wal-Mart Stores, Inc.	5,579

		18,177

	Food Products — 0.9%
162	Archer-Daniels-Midland Co.	7,028

	Household Products — 1.5%
144	Procter & Gamble Co. (The)	11,697

	Total Consumer Staples	42,034

	Energy — 14.2%
	Energy Equipment & Services — 2.2%
100	Ensco plc, (United Kingdom), Class A	5,716
114	Halliburton Co.	5,806
177	Noble Corp. plc, (United Kingdom)	6,624

		18,146

	Oil, Gas & Consumable Fuels — 12.0%
89	Anadarko Petroleum Corp.	7,036
324	Chevron Corp.	40,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
24	EOG Resources, Inc.	4,078
261	Exxon Mobil Corp.	26,462
149	Marathon Oil Corp.	5,253
87	Marathon Petroleum Corp.	8,013
30	Phillips 66	2,340
68	Valero Energy Corp.	3,417

		97,122

	Total Energy	115,268

	Financials — 27.7%
	Capital Markets — 7.2%
70	Goldman Sachs Group, Inc. (The)	12,390
323	Invesco Ltd.	11,752
285	Morgan Stanley	8,950
80	Northern Trust Corp.	4,970
190	State Street Corp.	13,956
201	TD Ameritrade Holding Corp.	6,146

		58,164

	Commercial Banks — 6.5%
31	CIT Group, Inc.	1,632
78	East West Bancorp, Inc.	2,721
212	First Niagara Financial Group, Inc.	2,255
498	Huntington Bancshares, Inc.	4,807
66	PNC Financial Services Group, Inc. (The)	5,136
144	SunTrust Banks, Inc.	5,318
20	SVB Financial Group (a)	2,076
600	Wells Fargo & Co.	27,225
64	Zions Bancorporation	1,929

		53,099

	Consumer Finance — 0.6%
66	Capital One Financial Corp.	5,050

	Diversified Financial Services — 6.3%
1,320	Bank of America Corp.	20,547
473	Citigroup, Inc.	24,644
25	IntercontinentalExchange Group, Inc.	5,668

		50,859

	Insurance — 6.7%
128	ACE Ltd., (Switzerland)	13,247
159	Hartford Financial Services Group, Inc.	5,752
75	Marsh & McLennan Cos., Inc.	3,641
410	MetLife, Inc.	22,125
66	Prudential Financial, Inc.	6,111
125	XL Group plc, (Ireland)	3,980

		54,856

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
87	CBL & Associates Properties, Inc.	1,559
48	Liberty Property Trust	1,636

		3,195

	Total Financials	225,223

	Health Care — 13.4%
	Health Care Equipment & Supplies — 1.1%
236	Abbott Laboratories	9,050

	Health Care Providers & Services — 5.6%
87	Cigna Corp.	7,638
97	Humana, Inc.	9,974
366	UnitedHealth Group, Inc.	27,565

		45,177

	Pharmaceuticals — 6.7%
89	Bristol-Myers Squibb Co.	4,737
375	Johnson & Johnson	34,382
314	Merck & Co., Inc.	15,723

		54,842

	Total Health Care	109,069

	Industrials — 10.3%
	Aerospace & Defense — 2.0%
125	Textron, Inc.	4,599
101	United Technologies Corp.	11,482

		16,081

	Airlines — 0.6%
115	Delta Air Lines, Inc.	3,148
93	Southwest Airlines Co.	1,745

		4,893

	Construction & Engineering — 1.4%
141	Fluor Corp.	11,336

	Electrical Equipment — 0.3%
32	Eaton Corp. plc, (Ireland)	2,451

	Machinery — 2.6%
14	AGCO Corp.	811
297	PACCAR, Inc.	17,591
25	SPX Corp.	2,493

		20,895

	Road & Rail — 3.4%
524	CSX Corp.	15,073
138	Norfolk Southern Corp.	12,806

		27,879

	Total Industrials	83,535

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.8%
	Communications Equipment — 2.7%
795	Cisco Systems, Inc.	17,846
52	QUALCOMM, Inc.	3,883

		21,729

	Computers & Peripherals — 2.4%
26	Apple, Inc.	14,701
185	Hewlett-Packard Co.	5,173

		19,874

	IT Services — 0.3%
26	Accenture plc, (Ireland), Class A	2,113

	Semiconductors & Semiconductor Equipment — 3.4%
355	Applied Materials, Inc.	6,280
83	Broadcom Corp., Class A	2,455
120	Freescale Semiconductor Ltd. (a)	1,929
127	KLA-Tencor Corp.	8,201
107	Lam Research Corp. (a)	5,815
168	Teradyne, Inc. (a)	2,960

		27,640

	Software — 2.0%
136	Microsoft Corp.	5,082
304	Oracle Corp.	11,619

		16,701

	Total Information Technology	88,057

	Materials — 3.8%
	Chemicals — 0.5%
49	Axiall Corp.	2,307
31	Methanex Corp., (Canada)	1,848

		4,155

	Metals & Mining — 3.3%
604	Alcoa, Inc.	6,424
197	Alumina Ltd., (Australia), ADR (a)	782
91	Century Aluminum Co. (a)	948
293	Freeport-McMoRan Copper & Gold, Inc.	11,073
46	Nucor Corp.	2,450
182	United States Steel Corp.	5,354

		27,031

	Total Materials	31,186

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
39	Verizon Communications, Inc.	1,897

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 2.2%
	Electric Utilities — 1.2%
116	NextEra Energy, Inc.	9,912

	Multi-Utilities — 1.0%
133	CMS Energy Corp.	3,563
46	Sempra Energy	4,163

		7,726

	Total Utilities	17,638

	Total Common Stocks (Cost $615,574)	796,539

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
16,279	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $16,279)	16,279

	Total Investments — 99.9% (Cost $631,853)	812,818
	Other Assets in Excess of Liabilities — 0.1%	1,064

	NET ASSETS — 100.0%	$813,882

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
176	E-mini S&P 500	03/21/14	$16,202	$389

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.2%
	Auto Components — 0.9%
109	Dana Holding Corp.	2,129
100	Delphi Automotive plc, (United Kingdom)	6,038
764	Johnson Controls, Inc.	39,173
93	Lear Corp.	7,522
175	Magna International, Inc., (Canada)	14,336
223	TRW Automotive Holdings Corp. (a)	16,570

		85,768

	Automobiles — 1.9%
109	Ford Motor Co.	1,688
4,189	General Motors Co. (a)	171,218
26	Tesla Motors, Inc. (a)	3,976

		176,882

	Hotels, Restaurants & Leisure — 1.2%
8	Chipotle Mexican Grill, Inc. (a)	4,421
96	Las Vegas Sands Corp.	7,548
234	McDonald's Corp.	22,689
444	Royal Caribbean Cruises Ltd.	21,046
242	Starbucks Corp.	19,006
551	Yum! Brands, Inc.	41,693

		116,403

	Household Durables — 0.6%
403	Lennar Corp., Class A	15,933
558	PulteGroup, Inc.	11,358
596	Toll Brothers, Inc. (a)	22,036
31	Whirlpool Corp.	4,916

		54,243

	Internet & Catalog Retail — 1.8%
243	Amazon.com, Inc. (a)	96,727
15	Netflix, Inc. (a)	5,400
61	priceline.com, Inc. (a)	70,401

		172,528

	Media — 5.7%
814	CBS Corp. (Non-Voting), Class B	51,874
3,181	Comcast Corp., Class A	165,288
97	Discovery Communications, Inc., Class A (a)	8,755
570	DISH Network Corp., Class A (a)	33,042
75	Liberty Global plc, (United Kingdom), Class A (a)	6,637
249	Time Warner Cable, Inc.	33,803
2,853	Time Warner, Inc.	198,933
673	Walt Disney Co. (The)	51,384

		549,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
95	AutoZone, Inc. (a)	45,251
81	Gap, Inc. (The)	3,172
1,711	Home Depot, Inc. (The)	140,902
1,327	Lowe's Cos., Inc.	65,772
825	TJX Cos., Inc.	52,570
32	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,040

		310,707

	Textiles, Apparel & Luxury Goods — 0.8%
391	Lululemon Athletica, Inc., (Canada) (a)	23,066
150	Michael Kors Holdings Ltd., (Hong Kong) (a)	12,162
725	V.F. Corp.	45,186

		80,414

	Total Consumer Discretionary	1,546,661

	Consumer Staples — 6.6%
	Beverages — 1.5%
1,481	Coca-Cola Co. (The)	61,195
80	Constellation Brands, Inc., Class A (a)	5,652
134	Molson Coors Brewing Co., Class B	7,513
859	PepsiCo, Inc.	71,262

		145,622

	Food & Staples Retailing — 1.6%
433	Costco Wholesale Corp.	51,475
1,103	CVS Caremark Corp.	78,964
176	Wal-Mart Stores, Inc.	13,847
171	Whole Foods Market, Inc.	9,878

		154,164

	Food Products — 1.4%
255	Archer-Daniels-Midland Co.	11,078
932	General Mills, Inc.	46,507
34	Green Mountain Coffee Roasters, Inc. (a)	2,562
1,996	Mondelez International, Inc., Class A	70,472

		130,619

	Household Products — 1.3%
318	Colgate-Palmolive Co.	20,757
33	Kimberly-Clark Corp.	3,439
1,268	Procter & Gamble Co. (The)	103,215

		127,411

	Tobacco — 0.8%
890	Philip Morris International, Inc.	77,514

	Total Consumer Staples	635,330

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy — 10.5%
	Energy Equipment & Services — 2.9%
556	Ensco plc, (United Kingdom), Class A	31,793
55	FMC Technologies, Inc. (a)	2,881
1,060	Halliburton Co.	53,801
150	Noble Corp. plc, (United Kingdom)	5,632
2,011	Schlumberger Ltd.	181,250

		275,357

	Oil, Gas & Consumable Fuels — 7.6%
527	Anadarko Petroleum Corp.	41,823
181	Apache Corp.	15,517
274	Cabot Oil & Gas Corp.	10,605
395	Cheniere Energy, Inc. (a)	17,034
978	Chevron Corp.	122,117
151	ConocoPhillips	10,661
14	Continental Resources, Inc. (a)	1,612
121	EOG Resources, Inc.	20,347
107	EQT Corp.	9,587
2,280	Exxon Mobil Corp.	230,756
696	Marathon Oil Corp.	24,561
594	Marathon Petroleum Corp.	54,496
676	Occidental Petroleum Corp.	64,244
615	Phillips 66	47,462
28	Pioneer Natural Resources Co.	5,104
638	QEP Resources, Inc.	19,558
79	Tesoro Corp.	4,598
775	Williams Cos., Inc. (The)	29,900

		729,982

	Total Energy	1,005,339

	Financials — 15.3%
	Capital Markets — 2.9%
12	Affiliated Managers Group, Inc. (a)	2,588
286	Ameriprise Financial, Inc.	32,948
9	BlackRock, Inc.	2,790
125	Goldman Sachs Group, Inc. (The)	22,077
1,504	Invesco Ltd.	54,748
3,183	Morgan Stanley	99,811
80	Northern Trust Corp.	4,928
619	State Street Corp.	45,425
243	TD Ameritrade Holding Corp.	7,435

		272,750

	Commercial Banks — 3.1%
340	East West Bancorp, Inc.	11,878
805	First Niagara Financial Group, Inc.	8,545
1,685	Huntington Bancshares, Inc.	16,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
201	SunTrust Banks, Inc.	7,416
133	SVB Financial Group (a)	13,957
4,945	Wells Fargo & Co.	224,501
624	Zions Bancorporation	18,697

		301,255

	Consumer Finance — 0.7%
120	American Express Co.	10,903
695	Capital One Financial Corp.	53,235

		64,138

	Diversified Financial Services — 4.5%
10,513	Bank of America Corp.	163,690
3,122	Citigroup, Inc.	162,662
412	IntercontinentalExchange Group, Inc.	92,558
89	Moody's Corp.	6,955

		425,865

	Insurance — 3.7%
1,414	ACE Ltd., (Switzerland)	146,369
156	American International Group, Inc.	7,964
94	Axis Capital Holdings Ltd., (Bermuda)	4,453
122	Everest Re Group Ltd., (Bermuda)	18,966
700	Hartford Financial Services Group, Inc.	25,371
205	Lincoln National Corp.	10,556
1,076	Marsh & McLennan Cos., Inc.	52,048
1,541	MetLife, Inc.	83,083
84	Prudential Financial, Inc.	7,784

		356,594

	Real Estate Investment Trusts (REITs) — 0.4%
100	Boston Properties, Inc.	10,016
296	CBL & Associates Properties, Inc.	5,321
176	Simon Property Group, Inc.	26,706

		42,043

	Total Financials	1,462,645

	Health Care — 13.3%
	Biotechnology — 3.7%
45	Aegerion Pharmaceuticals, Inc. (a)	3,221
377	Alexion Pharmaceuticals, Inc. (a)	50,224
408	Biogen Idec, Inc. (a)	114,075
612	Celgene Corp. (a)	103,428
319	Gilead Sciences, Inc. (a)	23,942
40	Regeneron Pharmaceuticals, Inc. (a)	11,060
615	Vertex Pharmaceuticals, Inc. (a)	45,693

		351,643

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 0.4%
326	Baxter International, Inc.	22,655
243	Stryker Corp.	18,237

		40,892

	Health Care Providers & Services — 3.1%
106	Aetna, Inc.	7,277
89	AmerisourceBergen Corp.	6,259
86	Cigna Corp.	7,552
515	Humana, Inc.	53,125
281	McKesson Corp.	45,310
2,388	UnitedHealth Group, Inc.	179,781

		299,304

	Health Care Technology — 0.3%
572	Cerner Corp. (a)	31,893

	Life Sciences Tools & Services — 0.1%
16	Illumina, Inc. (a)	1,741
28	Mettler-Toledo International, Inc. (a)	6,794

		8,535

	Pharmaceuticals — 5.7%
88	Allergan, Inc.	9,753
2,277	Bristol-Myers Squibb Co.	121,001
3,789	Johnson & Johnson	347,075
848	Merck & Co., Inc.	42,439
64	Perrigo Co. plc	9,877
108	Valeant Pharmaceuticals International, Inc. (a)	12,682

		542,827

	Total Health Care	1,275,094

	Industrials — 10.6%
	Aerospace & Defense — 3.5%
1,371	Honeywell International, Inc.	125,236
33	Precision Castparts Corp.	8,882
76	Textron, Inc.	2,793
1,718	United Technologies Corp.	195,455

		332,366

	Airlines — 0.4%
1,146	Delta Air Lines, Inc.	31,479
153	United Continental Holdings, Inc. (a)	5,789

		37,268

	Building Products — 0.5%
64	Fortune Brands Home & Security, Inc.	2,923
1,823	Masco Corp.	41,510

		44,433

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.3%
1,536	Fluor Corp.	123,350
70	Jacobs Engineering Group, Inc. (a)	4,431

		127,781

	Electrical Equipment — 1.1%
561	Eaton Corp. plc, (Ireland)	42,668
887	Emerson Electric Co.	62,228

		104,896

	Machinery — 1.7%
237	Flowserve Corp.	18,675
1,762	PACCAR, Inc.	104,286
79	Pentair Ltd., (Switzerland)	6,164
255	SPX Corp.	25,442
143	WABCO Holdings, Inc. (a)	13,376

		167,943

	Road & Rail — 1.8%
2,944	CSX Corp.	84,691
81	J.B. Hunt Transport Services, Inc.	6,251
62	Kansas City Southern	7,723
69	Norfolk Southern Corp.	6,403
410	Union Pacific Corp.	68,850

		173,918

	Trading Companies & Distributors — 0.3%
101	W.W. Grainger, Inc.	25,681

	Total Industrials	1,014,286

	Information Technology — 19.9%
	Communications Equipment — 2.7%
5,711	Cisco Systems, Inc.	128,215
1,783	QUALCOMM, Inc.	132,393

		260,608

	Computers & Peripherals — 2.8%
20	3D Systems Corp. (a)	1,840
426	Apple, Inc.	238,886
514	Hewlett-Packard Co.	14,368
242	SanDisk Corp.	17,042

		272,136

	Electronic Equipment, Instruments & Components — 0.1%
48	Amphenol Corp., Class A	4,242

	Internet Software & Services — 4.2%
19	Baidu, Inc., (China), ADR (a)	3,468
1,582	eBay, Inc. (a)	86,828
432	Facebook, Inc., Class A (a)	23,630
237	Google, Inc., Class A (a)	265,874

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
80	LinkedIn Corp., Class A (a)	17,250

		397,050

	IT Services — 2.5%
435	Accenture plc, (Ireland), Class A	35,744
78	Alliance Data Systems Corp. (a)	20,541
362	Cognizant Technology Solutions Corp., Class A (a)	36,574
247	Genpact Ltd., (Bermuda) (a)	4,537
34	MasterCard, Inc., Class A	28,784
507	Visa, Inc., Class A	112,900

		239,080

	Semiconductors & Semiconductor Equipment — 3.7%
156	Altera Corp.	5,067
1,752	Applied Materials, Inc.	30,994
252	ARM Holdings plc, (United Kingdom), ADR	13,780
158	ASML Holding N.V., (Netherlands)	14,793
2,034	Avago Technologies Ltd., (Singapore)	107,605
157	Broadcom Corp., Class A	4,643
665	Freescale Semiconductor Ltd. (a)	10,678
879	KLA-Tencor Corp.	56,687
1,451	Lam Research Corp. (a)	79,013
1,110	Teradyne, Inc. (a)	19,566
309	Xilinx, Inc.	14,193

		357,019

	Software — 3.9%
732	Adobe Systems, Inc. (a)	43,824
405	Citrix Systems, Inc. (a)	25,631
4,791	Microsoft Corp.	179,314
2,738	Oracle Corp.	104,756
191	Salesforce.com, Inc. (a)	10,521
112	VMware, Inc., Class A (a)	10,048

		374,094

	Total Information Technology	1,904,229

	Materials — 4.0%
	Chemicals — 2.1%
233	Air Products & Chemicals, Inc.	26,059
393	Axiall Corp.	18,647
903	Dow Chemical Co. (The)	40,089

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
47	Ecolab, Inc.	4,945
137	LyondellBasell Industries N.V., Class A	11,019
170	Methanex Corp., (Canada)	10,099
587	Monsanto Co.	68,406
36	PPG Industries, Inc.	6,747
64	Sherwin-Williams Co. (The)	11,824

		197,835

	Containers & Packaging — 0.2%
40	Avery Dennison Corp.	1,992
280	Ball Corp.	14,444

		16,436

	Metals & Mining — 1.7%
4,444	Alcoa, Inc.	47,239
2,454	Freeport-McMoRan Copper & Gold, Inc.	92,616
876	United States Steel Corp.	25,842

		165,697

	Paper & Forest Products — 0.0% (g)
87	International Paper Co.	4,259

	Total Materials	384,227

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,765	Verizon Communications, Inc.	86,715

	Utilities — 1.8%
	Electric Utilities — 1.1%
747	American Electric Power Co., Inc.	34,926
93	Edison International	4,310
767	NextEra Energy, Inc.	65,690

		104,926

	Multi-Utilities — 0.7%
277	CMS Energy Corp.	7,405
147	DTE Energy Co.	9,777
577	NiSource, Inc.	18,984
321	Sempra Energy	28,813

		64,979

	Total Utilities	169,905

	Total Common Stocks (Cost $6,430,866)	9,484,431

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
109,864	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010%, (b) (l) (m) (Cost $109,864)	109,864

	Total Investments — 100.2% (Cost $6,540,730)	9,594,295
	Liabilities in Excess of Other Assets — (0.2)%	(19,818)

	NET ASSETS — 100.0%	$9,574,477

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
644	E-mini S&P 500	03/21/14	$59,283	$796

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund		Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,054,249	$207,720		$15,189		$6,039,497
Investments in affiliates, at value	76,106	4,686		1,333		178,892

Total investment securities, at value	3,130,355	212,406		16,522		6,218,389
Receivables:
Investment securities sold	—	—		—		13,344
Fund shares sold	2,531	76		16		29,560
Dividends from non-affiliates	3,879	31		4		14,511
Dividends from affiliates	1	—		—	(a)	3
Variation margin on futures contracts	257	—		—		—
Due from Adviser	—	—		17		—

Total Assets	3,137,023	212,513		16,559		6,275,807

LIABILITIES:
Payables:
Distributions	—	—		6		5,437
Investment securities purchased	35,372	—		986		131,758
Fund shares redeemed	940	—		413		9,978
Accrued liabilities:
Investment advisory fees	613	104		—		1,996
Administration fees	166	5		—		319
Shareholder servicing fees	71	35		—		1,124
Distribution fees	34	—	(a)	—	(a)	789
Custodian and accounting fees	36	12		8		41
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	7
Registration fee	—	10		16		109
Audit fees	24	23		19		13
Other	49	1		—		83

Total Liabilities	37,305	190		1,448		151,654

Net Assets	$3,099,718	$212,323		$15,111		$6,124,153

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund	Equity Income Fund
NET ASSETS:
Paid-in-capital	$2,569,556	$163,266	$12,927	$4,844,095
Accumulated undistributed (distributions in excess of) net investment income	823	(60)	(3)	(29)
Accumulated net realized gains (losses)	9,025	(104)	35	9,393
Net unrealized appreciation (depreciation)	520,314	49,221	2,152	1,270,694

Total Net Assets	$3,099,718	$212,323	$15,111	$6,124,153

Net Assets:
Class A	$166,048	$1,291	$244	$1,849,833
Class B	—	—	—	4,459
Class C	—	462	93	648,491
Class R2	—	—	—	21,209
Class R5	—	42	—	234,139
Class R6	2,578,563	—	—	497,851
Institutional Class	293,178	—	—	—
Select	61,929	210,528	14,774	2,868,171

Total	$3,099,718	$212,323	$15,111	$6,124,153

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,529	53	11	143,686
Class B	—	—	—	349
Class C	—	20	4	50,982
Class R2	—	—	—	1,650
Class R5	—	2	—	17,940
Class R6	116,302	—	—	38,166
Institutional Class	13,225	—	—	—
Select	2,790	8,574	650	219,790

Net Asset Value (a):
Class A — Redemption price per share	$22.05	$24.19	$22.65	$12.87
Class B — Offering price per share (b)	—	—	—	12.78
Class C — Offering price per share (b)	—	23.47	22.39	12.72
Class R2 — Offering and redemption price per share	—	—	—	12.85
Class R5 — Offering and redemption price per share	—	24.85	—	13.05
Class R6 — Offering and redemption price per share	22.17	—	—	13.04
Institutional Class — Offering and redemption price per share	22.17	—	—	—
Select — Offering and redemption price per share	22.20	24.55	22.73	13.05
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.27	$25.53	$23.91	$13.58

Cost of investments in non-affiliates	$2,535,496	$158,499	$13,037	$4,768,803
Cost of investments in affiliates	76,106	4,686	1,333	178,892

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Growth and Income Fund		Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$437,071		$15,166,708	$796,539		$9,484,431
Investments in affiliates, at value	3,383		201,389	16,279		109,864

Total investment securities, at value	440,454		15,368,097	812,818		9,594,295
Cash	—		—	—	(a)	—
Deposits at broker for futures contracts	—		—	940		2,839
Receivables:
Investment securities sold	—		25,809	—		21,160
Fund shares sold	248		26,047	142		22,721
Dividends from non-affiliates	725		6,637	1,036		10,171
Dividends from affiliates	—	(a)	6	—	(a)	1
Variation margin on futures contracts	—		—	56		206

Total Assets	441,427		15,426,596	814,992		9,651,393

LIABILITIES:
Payables:
Investment securities purchased	—		28,410	302		37,866
Fund shares redeemed	193		88,685	120		32,742
Accrued liabilities:
Investment advisory fees	146		6,343	269		3,169
Administration fees	31		1,071	57		511
Shareholder servicing fees	91		1,978	148		980
Distribution fees	92		1,417	25		351
Custodian and accounting fees	9		128	24		135
Trustees’ and Chief Compliance Officer’s fees	—		26	—		8
Transfer agent fees	124		743	111		869
Other	19		250	54		285

Total Liabilities	705		129,051	1,110		76,916

Net Assets	$440,722		$15,297,545	$813,882		$9,574,477

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-capital	$307,790	$11,358,092	$620,613	$6,617,498
Accumulated undistributed (distributions in excess of) net investment income	52	(16,708)	339	1,426
Accumulated net realized gains (losses)	(34,414)	(192,504)	11,576	(98,808)
Net unrealized appreciation (depreciation)	167,294	4,148,665	181,354	3,054,361

Total Net Assets	$440,722	$15,297,545	$813,882	$9,574,477

Net Assets:
Class A	$399,415	$4,834,239	$87,076	$1,035,706
Class B	2,988	9,319	2,326	4,708
Class C	11,595	507,119	10,498	145,860
Class R2	—	227,041	284	105,126
Class R5	—	1,376,948	4,293	439,168
Class R6	—	2,765,908	48,592	1,955,915
Institutional Class	—	—	—	3,677,054
Select Class	26,724	5,576,971	660,813	2,210,940

Total	$440,722	$15,297,545	$813,882	$9,574,477

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,550	152,131	5,601	73,620
Class B	73	332	152	340
Class C	300	18,258	691	10,587
Class R2	—	7,230	18	7,514
Class R5	—	43,067	278	31,137
Class R6	—	86,399	3,153	138,555
Institutional Class	—	—	—	260,824
Select Class	613	175,465	43,051	157,018

Net Asset Value (a):
Class A — Redemption price per share	$41.83	$31.78	$15.55	$14.07
Class B — Offering price per share (b)	40.84	28.04	15.31	13.86
Class C — Offering price per share (b)	38.69	27.77	15.19	13.78
Class R2 — Offering and redemption price per share	—	31.40	15.51	13.99
Class R5 — Offering and redemption price per share	—	31.97	15.47	14.10
Class R6 — Offering and redemption price per share	—	32.01	15.41	14.12
Institutional Class — Offering and redemption price per share	—	—	—	14.10
Select Class — Offering and redemption price per share	43.57	31.78	15.35	14.08
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.15	$33.54	$16.41	$14.85

Cost of investments in non-affiliates	$269,777	$11,018,043	$615,574	$6,430,866
Cost of investments in affiliates	3,383	201,389	16,279	109,864

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund		Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—		$—		$—
Dividend income from non-affiliates	22,845	916		42		75,783
Dividend income from affiliates	7	—	(a)	—	(a)	20

Total investment income	22,853	916		42		75,803

EXPENSES:
Investment advisory fees	3,016	489		29		10,759
Administration fees	1,015	69		4		2,263
Distribution fees:
Class A	167	—	(a)	—	(a)	1,979
Class B	—	—		—		17
Class C	—	1		—	(a)	2,026
Class R2	—	—		—		43
Shareholder servicing fees:
Class A	167	—	(a)	—	(a)	1,979
Class B	—	—		—		6
Class C	—	—	(a)	—	(a)	675
Class R2	—	—		—		22
Class R5	—	—	(a)	—		59
Institutional Class	131	—		—		—
Select	68	203		11		3,332
Custodian and accounting fees	56	16		13		82
Professional fees	38	27		23		35
Trustees’ and Chief Compliance Officer’s fees	8	1		—	(a)	30
Printing and mailing costs	18	4		2		134
Registration and filing fees	52	62		63		166
Transfer agent fees	202	9		3		1,250
Other	12	5		4		46

Total expenses	4,950	886		152		24,903

Less amounts waived	(253)	(69)		(40)		(367)
Less expense reimbursements	—	—		(67)		—

Net expenses	4,697	817		45		24,536

Net investment income (loss)	18,156	99		(3)		51,267

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	87,334	3,898		117		51,640
Futures	6,207	—		—		—

Net realized gain (loss)	93,541	3,898		117		51,640

Distributions of realized gains by investment company affiliates	—	—		—		1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	269,256	34,755		1,490		587,477
Futures	1,513	—		—		—
Securities sold short	32	—		—		—

Change in net unrealized appreciation/depreciation	270,801	34,755		1,490		587,477

Net realized/unrealized gains (losses)	364,342	38,653		1,607		639,118

Change in net assets resulting from operations	$382,498	$38,752		$1,604		$690,385

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund		Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,820		$54,545	$7,754		$77,803
Dividend income from affiliates	5		67	2		25

Total investment income	4,825		54,612	7,756		77,828

EXPENSES:
Investment advisory fees	844		35,538	1,516		17,833
Administration fees	178		5,981	319		3,752
Distribution fees:
Class A	474		5,483	70		1,212
Class B	11		35	6		17
Class C	37		1,716	27		485
Class R2	—		536	1		224
Shareholder servicing fees:
Class A	474		5,483	70		1,212
Class B	4		12	2		6
Class C	12		572	9		162
Class R2	—		268	1		112
Class R5	—		321	4		107
Institutional Class	—		—	—		911
Select Class	37		6,673	787		4,730
Custodian and accounting fees	16		205	27		193
Interest expense to affiliates	—	(a)	—	—	(a)	—	(a)
Professional fees	24		84	21		81
Trustees’ and Chief Compliance Officer’s fees	2		79	8		50
Printing and mailing costs	23		371	11		268
Registration and filing fees	72		254	44		225
Transfer agent fees	216		4,855	96		2,316
Other	5		126	13		89

Total expenses	2,429		68,592	3,032		33,985

Less amounts waived	(83)		(2,204)	(72)		(1,258)

Net expenses	2,346		66,388	2,960		32,727

Net investment income (loss)	2,479		(11,776)	4,796		45,101

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,337		323,418	46,403		361,372
Futures	—		1,482	1,020		4,927

Net realized gain (loss)	21,337		324,900	47,423		366,299

Distributions of realized gains by investment company affiliates	—		1	—		2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	34,998		2,450,124	57,058		1,080,983
Futures	—		—	389		1,244
Securities sold short	—		—	13		178

Change in net unrealized appreciation/depreciation	34,998		2,450,124	57,460		1,082,405

Net realized/unrealized gains (losses)	56,335		2,775,025	104,883		1,448,706

Change in net assets resulting from operations	$58,814		$2,763,249	$109,679		$1,493,807

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,156	$23,459	$99	$(90)
Net realized gain (loss)	93,541	139,123	3,898	(26)
Change in net unrealized appreciation/depreciation	270,801	122,739	34,755	9,369

Change in net assets resulting from operations	382,498	285,321	38,752	9,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(726)	(897)	—	—
From net realized gains	(9,242)	(1,388)	—	—
Class R6
From net investment income	(14,804)	(19,141)	—	—
From net realized gains	(139,746)	(36,007)	—	—
Institutional Class
From net investment income	(1,766)	(2,982)	—	—
From net realized gains	(16,849)	(6,783)	—	—
Select Class
From net investment income	(331)	(417)	—	—
From net realized gains	(3,550)	(904)	—	—

Total distributions to shareholders	(187,014)	(68,519)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,077,382	377,140	71,291	53,837

NET ASSETS:
Change in net assets	1,272,866	593,942	110,043	63,090
Beginning of period	1,826,852	1,232,910	102,280	39,190

End of period	$3,099,718	$1,826,852	$212,323	$102,280

Accumulated undistributed (distributions in excess of) net investment income	$823	$294	$(60)	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Equity Focus Fund		Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3)	$4	$51,267	$74,912
Net realized gain (loss)	117	251	51,640	69,841
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	1,490	434	587,477	479,810

Change in net assets resulting from operations	1,604	689	690,385	624,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,137)	(19,317)
From net realized gains	(5)	—	(30,026)	(5,498)
Class B
From net investment income	—	—	(31)	(70)
From net realized gains	—	—	(74)	(29)
Class C
From net investment income	—	—	(4,090)	(4,350)
From net realized gains	(2)	—	(10,640)	(1,406)
Class R2
From net investment income	—	—	(149)	(121)
From net realized gains	—	—	(336)	(24)
Class R5
From net investment income	—	—	(2,579)	(3,934)
From net realized gains	—	—	(3,803)	(977)
Class R6
From net investment income	—	—	(4,122)	(3,107)
From net realized gains	—	—	(7,928)	(431)
Select
From net investment income	— (a)	(5)	(27,308)	(42,429)
From net realized gains	(259)	—	(46,326)	(11,551)

Total distributions to shareholders	(266)	(5)	(152,549)	(93,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,916	5	1,077,556	1,764,743

NET ASSETS:
Change in net assets	11,254	689	1,615,392	2,296,062
Beginning of period	3,857	3,168	4,508,761	2,212,699

End of period	$15,111	$3,857	$6,124,153	$4,508,761

Accumulated undistributed (distributions in excess of) net investment income	$(3)	$— (a)	$(29)	$2,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,479	$4,234	$(11,776)	$46,607
Net realized gain (loss)	21,337	29,391	324,900	(326,384)
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	34,998	45,073	2,450,124	1,289,666

Change in net assets resulting from operations	58,814	78,698	2,763,249	1,009,889

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,127)	(4,024)	—	(8,070)
Class B
From net investment income	(10)	(25)	—	(3)
Class C
From net investment income	(45)	(55)	—	(501)
Class R2
From net investment income	—	—	—	(401)
Class R5
From net investment income	—	—	—	(6,158)
Class R6
From net investment income	—	—	—	(12,750)
Select Class
From net investment income	(166)	(234)	—	(20,306)

Total distributions to shareholders	(2,348)	(4,338)	—	(48,189)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,960)	12,439	971,391	3,684,331

NET ASSETS:
Change in net assets	45,506	86,799	3,734,640	4,646,031
Beginning of period	395,216	308,417	11,562,905	6,916,874

End of period	$440,722	$395,216	$15,297,545	$11,562,905

Accumulated undistributed (distributions in excess of) net investment income	$52	$(79)	$(16,708)	$(4,932)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,796	$8,082	$45,101	$92,748
Net realized gain (loss)	47,423	99,795	366,299	480,203
Distributions of capital gains received from investment company affiliates	—	—	2	—
Change in net unrealized appreciation/depreciation	57,460	52,178	1,082,405	947,694

Change in net assets resulting from operations	109,679	160,055	1,493,807	1,520,645

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(351)	(343)	(3,927)	(8,381)
From net realized gains	(1,655)	—	(67,000)	(15,212)
Class B
From net investment income	(7)	(9)	(9)	(28)
From net realized gains	(50)	—	(307)	(97)
Class C
From net investment income	(32)	(28)	(279)	(586)
From net realized gains	(233)	—	(9,496)	(1,789)
Class R2
From net investment income	(1)	(3)	(294)	(467)
From net realized gains	(14)	—	(6,636)	(981)
Class R5
From net investment income	(83)	(293)	(2,274)	(5,910)
From net realized gains	(599)	—	(27,833)	(8,373)
Class R6
From net investment income	(338)	(389)	(10,288)	(17,082)
From net realized gains	(1,655)	—	(124,852)	(21,719)
Institutional Class
From net investment income	—	—	(13,643)	(12,288)
From net realized gains	—	—	(245,150)	(14,514)
Select Class
From net investment income	(3,850)	(7,078)	(13,892)	(48,777)
From net realized gains	(21,436)	—	(143,301)	(80,114)

Total distributions to shareholders	(30,304)	(8,143)	(669,181)	(236,318)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	38,086	(90,864)	762,568	249,947

NET ASSETS:
Change in net assets	117,461	61,048	1,587,194	1,534,274
Beginning of period	696,421	635,373	7,987,283	6,453,009

End of period	$813,882	$696,421	$9,574,477	$7,987,283

Accumulated undistributed (distributions in excess of) net investment income	$339	$205	$1,426	$931

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,458	$96,937	$1,082	$—
Distributions reinvested	9,950	2,272	—	—
Cost of shares redeemed	(16,388)	(28,925)	(7)	—

Change in net assets resulting from Class A capital transactions	$52,020	$70,284	$1,075	$—

Class C
Proceeds from shares issued	$—	$—	$289	$—
Cost of shares redeemed	—	—	(8)	—

Change in net assets resulting from Class C capital transactions	$—	$—	$281	$—

Class R6
Proceeds from shares issued	$819,942	$438,811	$—	$—
Distributions reinvested	154,543	55,148	—	—
Cost of shares redeemed	(16,528)	(227,923)	—	—

Change in net assets resulting from Class R6 capital transactions	$957,957	$266,036	$—	$—

Institutional Class
Proceeds from shares issued	$50,112	$86,438	$—	$—
Distributions reinvested	16,512	9,649	—	—
Cost of shares redeemed	(16,377)	(75,564)	—	—

Change in net assets resulting from Institutional Class capital transactions	$50,247	$20,523	$—	$—

Select Class
Proceeds from shares issued	$21,949	$26,750	$74,117	$69,660
Distributions reinvested	3,063	943	—	—
Cost of shares redeemed	(7,854)	(7,396)	(4,182)	(15,823)

Change in net assets resulting from Select Class capital transactions	$17,158	$20,297	$69,935	$53,837

Total change in net assets resulting from capital transactions	$1,077,382	$377,140	$71,291	$53,837

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)		Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	2,697	5,299	46		—
Reinvested	469	125	—		—
Redeemed	(756)	(1,500)	—	(a)	—

Change in Class A Shares	2,410	3,924	46		—

Class C
Issued	—	—	13		—
Redeemed	—	—	—	(a)	—

Change in Class C Shares	—	—	13		—

Class R6
Issued	38,055	22,846	—		—
Reinvested	7,240	3,035	—		—
Redeemed	(753)	(12,719)	—		—

Change in Class R6 Shares	44,542	13,162	—		—

Institutional Class
Issued	2,317	4,518	—		—
Reinvested	774	534	—		—
Redeemed	(752)	(3,999)	—		—

Change in Institutional Class Shares	2,339	1,053	—		—

Select Class
Issued	1,018	1,414	3,465		3,788
Reinvested	143	52	—		—
Redeemed	(359)	(391)	(202)		(900)

Change in Select Class Shares	802	1,075	3,263		2,888

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$162	$—	$565,378	$737,962
Distributions reinvested	5	—	43,593	23,473
Cost of shares redeemed	(4)	—	(201,600)	(202,721)

Change in net assets resulting from Class A capital transactions	$163	$—	$407,371	$558,714

Class B
Proceeds from shares issued	$—	$—	$855	$666
Distributions reinvested	—	—	93	87
Cost of shares redeemed	—	—	(1,000)	(1,725)

Change in net assets resulting from Class B capital transactions	$—	$—	$(52)	$(972)

Class C
Proceeds from shares issued	$16	$—	$214,423	$268,094
Distributions reinvested	2	—	12,200	4,630
Cost of shares redeemed	—	—	(38,555)	(34,460)

Change in net assets resulting from Class C capital transactions	$18	$—	$188,068	$238,264

Class R2
Proceeds from shares issued	$—	$—	$7,329	$12,892
Distributions reinvested	—	—	484	145
Cost of shares redeemed	—	—	(1,647)	(2,395)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$6,166	$10,642

Class R5
Proceeds from shares issued	$—	$—	$52,521	$118,180
Distributions reinvested	—	—	6,377	4,911
Cost of shares redeemed	—	—	(77,427)	(32,438)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(18,529)	$90,653

Class R6
Proceeds from shares issued	$—	$—	$293,814	$213,112
Distributions reinvested	—	—	9,722	2,662
Cost of shares redeemed	—	—	(69,761)	(74,123)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$233,775	$141,651

Select
Proceeds from shares issued	$11,415	$—	$627,795	$1,117,631
Distributions reinvested	100	5	36,711	23,225
Cost of shares redeemed	(1,780)	—	(403,749)	(415,065)

Change in net assets resulting from Select capital transactions	$9,735	$5	$260,757	$725,791

Total change in net assets resulting from capital transactions	$9,916	$5	$1,077,556	$1,764,743

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Equity Focus Fund				Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)		Year Ended 6/30/2013		Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	8		—		45,931	68,181
Reinvested	—	(a)	—		3,506	2,207
Redeemed	—	(a)	—		(16,347)	(18,810)

Change in Class A Shares	8		—		33,090	51,578

Class B
Issued	—		—		70	62
Reinvested	—		—		8	8
Redeemed	—		—		(81)	(163)

Change in Class B Shares	—		—		(3)	(93)

Class C
Issued	1		—		17,656	24,888
Reinvested	—	(a)	—		993	440
Redeemed	—		—		(3,165)	(3,212)

Change in Class C Shares	1		—		15,484	22,116

Class R2
Issued	—		—		595	1,186
Reinvested	—		—		39	13
Redeemed	—		—		(134)	(220)

Change in Class R2 Shares	—		—		500	979

Class R5
Issued	—		—		4,160	10,685
Reinvested	—		—		507	456
Redeemed	—		—		(6,042)	(3,032)

Change in Class R5 Shares	—		—		(1,375)	8,109

Class R6
Issued	—		—		23,143	19,542
Reinvested	—		—		770	241
Redeemed	—		—		(5,546)	(7,073)

Change in Class R6 Shares	—		—		18,367	12,710

Select
Issued	534		—		50,315	102,846
Reinvested	5		—	(a)	2,912	2,161
Redeemed	(83)		—		(31,980)	(38,275)

Change in Select Shares	456		—	(a)	21,247	66,732

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,717	$35,245	$1,950,788	$1,681,868
Distributions reinvested	2,033	3,805	—	7,269
Cost of shares redeemed	(27,568)	(46,195)	(752,718)	(758,726)

Change in net assets resulting from Class A capital transactions	$(7,818)	$(7,145)	$1,198,070	$930,411

Class B
Proceeds from shares issued	$72	$46	$103	$566
Distributions reinvested	10	24	—	3
Cost of shares redeemed	(470)	(1,068)	(1,911)	(4,476)

Change in net assets resulting from Class B capital transactions	$(388)	$(998)	$(1,808)	$(3,907)

Class C
Proceeds from shares issued	$3,709	$3,658	$62,812	$216,349
Distributions reinvested	40	50	—	328
Cost of shares redeemed	(1,231)	(1,194)	(41,678)	(55,203)

Change in net assets resulting from Class C capital transactions	$2,518	$2,514	$21,134	$161,474

Class R2
Proceeds from shares issued	$—	$—	$29,203	$136,252
Distributions reinvested	—	—	—	328
Cost of shares redeemed	—	—	(36,098)	(45,030)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(6,895)	$91,550

Class R5
Proceeds from shares issued	$—	$—	$167,961	$726,113
Distributions reinvested	—	—	—	5,802
Cost of shares redeemed	—	—	(204,637)	(248,553)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(36,676)	$483,362

Class R6
Proceeds from shares issued	$—	$—	$413,339	$1,276,837
Distributions reinvested	—	—	—	11,769
Cost of shares redeemed	—	—	(321,354)	(323,090)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$91,985	$965,516

Select Class
Proceeds from shares issued	$11,352	$29,596	$599,690	$2,425,990
Distributions reinvested	152	181	—	9,684
Cost of shares redeemed	(16,776)	(11,709)	(894,109)	(1,379,749)

Change in net assets resulting from Select Class capital transactions	$(5,272)	$18,068	$(294,419)	$1,055,925

Total change in net assets resulting from capital transactions	$(10,960)	$12,439	$971,391	$3,684,331

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	460	1,056	69,736	68,413
Reinvested	51	113	—	299
Redeemed	(711)	(1,393)	(26,183)	(30,354)

Change in Class A Shares	(200)	(224)	43,553	38,358

Class B
Issued	2	2	4	26
Reinvested	— (a)	1	—	— (a)
Redeemed	(13)	(33)	(75)	(204)

Change in Class B Shares	(11)	(30)	(71)	(178)

Class C
Issued	104	115	2,493	10,019
Reinvested	1	2	—	15
Redeemed	(35)	(39)	(1,647)	(2,519)

Change in Class C Shares	70	78	846	7,515

Class R2
Issued	—	—	1,022	5,599
Reinvested	—	—	—	14
Redeemed	—	—	(1,247)	(1,823)

Change in Class R2 Shares	—	—	(225)	3,790

Class R5
Issued	—	—	5,797	29,385
Reinvested	—	—	—	236
Redeemed	—	—	(7,095)	(9,897)

Change in Class R5 Shares	—	—	(1,298)	19,724

Class R6
Issued	—	—	14,366	51,377
Reinvested	—	—	—	478
Redeemed	—	—	(10,958)	(12,934)

Change in Class R6 Shares	—	—	3,408	38,921

Select Class
Issued	287	860	20,949	99,374
Reinvested	4	5	—	399
Redeemed	(423)	(364)	(30,608)	(55,281)

Change in Select Class Shares	(132)	501	(9,659)	44,492

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,508	$9,793	$179,168	$317,607
Net assets acquired in Fund reorganization (See Note 8)	42,595	—	—	—
Distributions reinvested	1,947	334	63,374	21,062
Cost of shares redeemed	(6,558)	(7,966)	(171,041)	(265,352)

Change in net assets resulting from Class A capital transactions	$45,492	$2,161	$71,501	$73,317

Class B
Proceeds from shares issued	$24	$80	$131	$82
Net assets acquired in Fund reorganization (See Note 8)	1,079	—	—	—
Distributions reinvested	53	8	302	121
Cost of shares redeemed	(201)	(663)	(627)	(1,552)

Change in net assets resulting from Class B capital transactions	$955	$(575)	$(194)	$(1,349)

Class C
Proceeds from shares issued	$2,255	$2,372	$26,494	$35,948
Net assets acquired in Fund reorganization (See Note 8)	3,188	—	—	—
Distributions reinvested	235	26	8,915	2,151
Cost of shares redeemed	(858)	(1,593)	(11,815)	(19,119)

Change in net assets resulting from Class C capital transactions	$4,820	$805	$23,594	$18,980

Class R2
Proceeds from shares issued	$36	$282	$28,409	$44,824
Distributions reinvested	8	1	6,149	1,212
Cost of shares redeemed	(180)	(125)	(10,064)	(13,937)

Change in net assets resulting from Class R2 capital transactions	$(136)	$158	$24,494	$32,099

Class R5
Proceeds from shares issued	$333	$20,693	$72,773	$134,146
Net assets acquired in Fund reorganization (See Note 8)	2,180	—	—	—
Distributions reinvested	668	293	26,553	13,036
Cost of shares redeemed	(19,551)	(30,349)	(155,222)	(97,891)

Change in net assets resulting from Class R5 capital transactions	$(16,370)	$(9,363)	$(55,896)	$49,291

Class R6
Proceeds from shares issued	$2,928	$30,498	$366,783	$357,529
Distributions reinvested	1,993	389	128,201	36,658
Cost of shares redeemed	(5,023)	(4,653)	(74,436)	(332,840)

Change in net assets resulting from Class R6 capital transactions	$(102)	$26,234	$420,548	$61,347

Institutional Class
Proceeds from shares issued	$—	$—	$2,634,156	$646,883
Distributions reinvested	—	—	223,884	20,902
Cost of shares redeemed	—	—	(441,880)	(208,805)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,416,160	$458,980

Select Class
Proceeds from shares issued	$16,060	$15,803	$533,999	$1,142,555
Distributions reinvested	23,348	47	145,940	95,824
Cost of shares redeemed	(35,981)	(126,134)	(2,817,578)	(1,681,097)

Change in net assets resulting from Select Class capital transactions	$3,427	$(110,284)	$(2,137,639)	$(442,718)

Total change in net assets resulting from capital transactions	$38,086	$(90,864)	$762,568	$249,947

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	510	764	12,987	26,919
Shares issued in connection with Fund reorganization (See Note 8)	2,898	—	—	—
Reinvested	132	26	4,694	1,851
Redeemed	(442)	(627)	(12,409)	(22,129)

Change in Class A Shares	3,098	163	5,272	6,641

Class B
Issued	2	6	10	7
Shares issued in connection with Fund reorganization (See Note 8)	74	—	—	—
Reinvested	4	1	23	11
Redeemed	(14)	(54)	(47)	(134)

Change in Class B Shares	66	(47)	(14)	(116)

Class C
Issued	155	191	1,961	3,084
Shares issued in connection with Fund reorganization (See Note 8)	222	—	—	—
Reinvested	16	2	675	195
Redeemed	(59)	(134)	(875)	(1,655)

Change in Class C Shares	334	59	1,761	1,624

Class R2
Issued	3	24	2,082	3,820
Reinvested	— (a)	— (a)	458	107
Redeemed	(12)	(10)	(732)	(1,185)

Change in Class R2 Shares	(9)	14	1,808	2,742

Class R5
Issued	23	1,466	5,223	11,490
Shares issued in connection with Fund reorganization (See Note 8)	149	—	—	—
Reinvested	46	24	1,960	1,138
Redeemed	(1,335)	(2,472)	(11,608)	(8,247)

Change in Class R5 Shares	(1,117)	(982)	(4,425)	4,381

Class R6
Issued	200	2,468	27,015	30,187
Reinvested	136	29	9,456	3,185
Redeemed	(340)	(372)	(5,399)	(29,466)

Change in Class R6 Shares	(4)	2,125	31,072	3,906

Institutional Class
Issued	—	—	181,686	53,674
Reinvested	—	—	16,542	1,809
Redeemed	—	—	(32,163)	(17,530)

Change in Institutional Class Shares	—	—	166,065	37,953

Select Class
Issued	1,117	1,244	39,043	96,628
Reinvested	1,609	4	10,799	8,441
Redeemed	(2,495)	(10,585)	(195,563)	(139,323)

Change in Select Class Shares	231	(9,337)	(145,721)	(34,254)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$20.27	$0.12	(f)	$3.12	$3.24	$(0.11)	$(1.35)	$(1.46)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(f)	(3.93)	(3.62)	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	20.36	0.17	(f)	3.14	3.31	(0.15)	(1.35)	(1.50)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(f)	(3.94)	(3.57)	(0.36)	—	(0.36)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	20.36	0.16	(f)	3.14	3.30	(0.14)	(1.35)	(1.49)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(f)	(3.90)	(3.58)	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	20.39	0.14	(f)	3.15	3.29	(0.13)	(1.35)	(1.48)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(f)	(3.94)	(3.61)	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.05	16.30%	$166,048	0.85%	1.06%	0.87%	63%
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92

22.17	16.60	2,578,563	0.35	1.55	0.37	63
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92

22.17	16.55	293,178	0.45	1.45	0.47	63
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92

22.20	16.46	61,929	0.59	1.31	0.62	63
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$18.94	$(0.03	)(g)(h)	$5.28	$5.25	$24.19
Year Ended June 30, 2013	15.89	(0.05	)(g)(i)	3.10	3.05	18.94
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	15.89
Year Ended June 30, 2011	11.44	(0.10	)(g)	4.13	4.03	15.47
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	11.44
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	9.91

Class C
Six Months Ended December 31, 2013 (Unaudited)	18.43	(0.08	)(g)(h)	5.12	5.04	23.47
Year Ended June 30, 2013	15.54	(0.14	)(g)(i)	3.03	2.89	18.43
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	15.54
Year Ended June 30, 2011	11.29	(0.17	)(g)	4.09	3.92	15.21
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	11.29
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	9.84

Class R5
Six Months Ended December 31, 2013 (Unaudited)	19.42	0.04	(g)(h)	5.39	5.43	24.85
Year Ended June 30, 2013	16.22	0.03	(g)(i)	3.17	3.20	19.42
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	16.22
Year Ended June 30, 2011	11.57	(0.04	)(g)	4.19	4.15	15.72
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	11.57
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	9.98

Select Class
Six Months Ended December 31, 2013 (Unaudited)	19.20	0.01	(g)(h)	5.34	5.35	24.55
Year Ended June 30, 2013	16.07	(0.03	)(g)(i)	3.16	3.13	19.20
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	16.07
Year Ended June 30, 2011	11.51	(0.06	)(g)	4.16	4.10	15.61
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	11.51
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	9.95

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.13), $(0.01) and $(0.04) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.71)%, (1.20)%, (0.11)% and (0.34)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

27.72%	$1,291	1.25%	(0.25	)%(h)	1.35%	22%
19.19	126	1.25	(0.30	)(i)	1.42	82
2.71	106	1.24	(0.81)		1.44	99
35.23	103	1.23	(0.71)		3.18	97
15.44	76	1.25	(0.61)		5.82	39
(29.57)	66	1.25	(0.37)		7.27	73

27.35	462	1.75	(0.74	)(h)	1.84	22
18.60	123	1.74	(0.80	)(i)	1.92	82
2.17	104	1.74	(1.31)		1.94	99
34.72	102	1.73	(1.21)		3.68	97
14.74	75	1.75	(1.11)		6.32	39
(29.91)	66	1.75	(0.87)		7.77	73

27.96	42	0.80	0.36	(h)	0.88	22
19.73	32	0.80	0.15	(i)	0.97	82
3.18	27	0.79	(0.36)		0.99	99
35.87	26	0.78	(0.26)		2.73	97
15.93	19	0.80	(0.17)		5.37	39
(29.27)	17	0.80	0.07		6.82	73

27.86	210,528	1.00	0.12	(h)	1.08	22
19.48	101,999	1.00	(0.16	)(i)	1.14	82
2.95	38,953	0.99	(0.56)		1.19	99
35.62	43,617	0.97	(0.41)		1.59	97
15.68	2,130	1.00	(0.36)		5.57	39
(29.38)	1,842	1.00	(0.12)		7.02	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$19.18	$(0.03	)(g)	$3.96	$3.93	$—	$(0.46)	$(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2013 (Unaudited)	19.01	(0.08	)(g)	3.92	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	— (i)

Select
Six Months Ended December 31, 2013 (Unaudited)	19.22	(0.01	)(g)	3.98	3.97	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012 and for the year ended June 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$22.65	20.59%	$244	1.25%	(0.23)%	3.69%	25%
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

22.39	20.30	93	1.75	(0.80)	4.07	25
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

22.73	20.75	14,774	1.00	(0.05)	3.38	25
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$11.62	$0.11	(f)	$1.47	$1.58	$(0.11)	$(0.22)	$(0.33)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Class B
Six Months Ended December 31, 2013 (Unaudited)	11.54	0.08	(f)	1.47	1.55	(0.09)	(0.22)	(0.31)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Class C
Six Months Ended December 31, 2013 (Unaudited)	11.49	0.08	(f)	1.46	1.54	(0.09)	(0.22)	(0.31)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Class R2
Six Months Ended December 31, 2013 (Unaudited)	11.61	0.10	(f)	1.46	1.56	(0.10)	(0.22)	(0.32)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	11.78	0.14	(f)	1.49	1.63	(0.14)	(0.22)	(0.36)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)
Class R6
Six Months Ended December 31, 2013 (Unaudited)	11.77	0.15	(f)	1.48	1.63	(0.14)	(0.22)	(0.36)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2013 (Unaudited)	11.77	0.13	(f)	1.50	1.63	(0.13)	(0.22)	(0.35)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21. $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.87	13.73%	$1,849,833	1.03%	1.79%		1.05%	11%
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54

12.78	13.48	4,459	1.50	1.27		1.55	11
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54

12.72	13.46	648,491	1.54	1.31		1.55	11
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54

12.85	13.53	21,209	1.29	1.56		1.30	11
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.05	13.93	234,139	0.59	2.18		0.60	11
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.04	13.97	497,851	0.54	2.38		0.55	11
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.05	13.93	2,868,171	0.79	2.01		0.80	11
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$36.53	$0.23	(f)(g)	$5.29	$5.52	$(0.22)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)
Year Ended June 30, 2009	27.97	0.44	(f)	(8.52)	(8.08)	(0.43)

Class B
Six Months Ended December 31, 2013 (Unaudited)	35.68	0.13	(f)(g)	5.17	5.30	(0.14)
Year Ended June 30, 2013	28.76	0.23	(f)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)
Year Ended June 30, 2009	27.36	0.32	(f)	(8.32)	(8.00)	(0.33)

Class C
Six Months Ended December 31, 2013 (Unaudited)	33.83	0.12	(f)(g)	4.90	5.02	(0.16)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)
Year Ended June 30, 2009	26.13	0.31	(f)	(7.95)	(7.64)	(0.34)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	38.03	0.28	(f)(g)	5.51	5.79	(0.25)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)
Year Ended June 30, 2009	29.02	0.52	(f)	(8.82)	(8.30)	(0.51)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19, $0.09, $0.09 and $0.24 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.97%, 0.46%, 0.47% and 1.18% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.83	15.15%	$399,415	1.11%	1.18	%(g)	1.15%	22%
36.53	25.65	356,127	1.15	1.23		1.16	35
29.43	5.45	293,520	1.19	1.28		1.19	28
28.26	28.03	306,850	1.19	1.07		1.19	23
22.30	16.25	266,587	1.21	1.49		1.21	41
19.46	(28.88)	253,559	1.27	2.06		1.28	52

40.84	14.86	2,988	1.61	0.66	(g)	1.65	22
35.68	25.01	2,981	1.66	0.73		1.66	35
28.76	4.93	3,286	1.69	0.77		1.70	28
27.62	27.40	4,439	1.69	0.57		1.69	23
21.80	15.66	4,959	1.71	1.01		1.72	41
19.03	(29.24)	5,976	1.77	1.53		1.78	52

38.69	14.85	11,595	1.63	0.68	(g)	1.65	22
33.83	25.02	7,769	1.65	0.72		1.65	35
27.32	4.94	4,137	1.69	0.79		1.69	28
26.27	27.35	3,837	1.69	0.56		1.69	23
20.77	15.72	2,797	1.70	0.97		1.71	41
18.15	(29.24)	2,027	1.77	1.54		1.78	52

43.57	15.27	26,724	0.89	1.38	(g)	0.90	22
38.03	25.97	28,339	0.88	1.45		0.90	35
30.63	5.78	7,474	0.89	1.58		0.94	28
29.39	28.41	5,733	0.90	1.32		0.95	23
23.18	16.63	1,646	0.89	1.80		0.97	41
20.21	(28.61)	1,905	0.90	2.14		1.04	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$26.01	$(0.05	)(f)	$5.82	$5.77	$—
Year Ended June 30, 2013	23.64	0.08	(f)(i)	2.37	2.45	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)

Class B
Six Months Ended December 31, 2013 (Unaudited)	23.01	(0.10	)(f)	5.13	5.03	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)

Class C
Six Months Ended December 31, 2013 (Unaudited)	22.79	(0.11	)(f)	5.09	4.98	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	25.74	(0.08	)(f)	5.74	5.66	—
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (g)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (h) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	26.12	0.01	(f)	5.84	5.85	—
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (h) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	26.15	0.02	(f)	5.84	5.86	—
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (h) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.99	(0.02	)(f)	5.81	5.79	—
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (g)
Year Ended June 30, 2011	15.79	—	(f)(g)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(g)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.78	22.18%	$4,834,239	1.09%	(0.32)%		1.17%	22%
26.01	10.40	2,824,115	1.09	0.30	(i)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124

28.04	21.86	9,319	1.57	(0.80)		1.67	22
23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124

27.77	21.85	507,119	1.59	(0.83)		1.67	22
22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124

31.40	21.99	227,041	1.34	(0.58)		1.42	22
25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

31.97	22.40	1,376,948	0.71	0.06		0.72	22
26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

32.01	22.41	2,765,908	0.66	0.11		0.67	22
26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

31.78	22.28	5,576,971	0.91	(0.15)		0.92	22
25.99	10.58	4,811,907	0.91	0.50	(i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.99	$0.09	(f)	$2.06	$2.15	$(0.08)	$(0.51)	$(0.59)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)	—	(0.21)

Class B
Six Months Ended December 31, 2013 (Unaudited)	13.80	0.05	(f)	2.02	2.07	(0.05)	(0.51)	(0.56)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2013 (Unaudited)	13.70	0.05	(f)	2.01	2.06	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	13.95	0.06	(f)	2.06	2.12	(0.05)	(0.51)	(0.56)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	13.92	0.09	(f)	2.07	2.16	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)	—	(0.22)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	13.87	0.11	(f)	2.05	2.16	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.82	0.09	(f)	2.04	2.13	(0.09)	(0.51)	(0.60)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.55	15.72%	$87,076	0.93%	1.16%	1.04%	58%
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108

15.31	15.33	2,326	1.43	0.65	1.54	58
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108

15.19	15.32	10,498	1.44	0.64	1.54	58
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108

15.51	15.53	284	1.20	0.86	1.29	58
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

15.47	15.87	4,293	0.57	1.26	0.58	58
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108

15.41	15.89	48,592	0.54	1.50	0.54	58
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

15.35	15.75	660,813	0.78	1.25	0.79	58
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$12.80	$0.05	(f)	$2.24	$2.29	$(0.05)	$(0.97)	$(1.02)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)

Class B
Six Months Ended December 31, 2013 (Unaudited)	12.62	0.02	(f)	2.22	2.24	(0.03)	(0.97)	(1.00)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class C
Six Months Ended December 31, 2013 (Unaudited)	12.56	0.02	(f)	2.20	2.22	(0.03)	(0.97)	(1.00)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	12.74	0.04	(f)	2.22	2.26	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	12.82	0.08	(f)	2.25	2.33	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	12.83	0.08	(f)	2.26	2.34	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.07	18.29%	$1,035,706	0.97%	0.78%	1.06%	37%
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101

13.86	18.08	4,708	1.44	0.30	1.56	37
12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101

13.78	18.02	145,860	1.47	0.28	1.56	37
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101

13.99	18.12	105,126	1.22	0.53	1.31	37
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

14.10	18.53	439,168	0.59	1.17	0.61	37
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101

14.12	18.62	1,955,915	0.54	1.21	0.56	37
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	$12.82	$0.08	(f)	$2.25	$2.33	$(0.08)	$(0.97)	$(1.05)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	12.80	0.06	(f)	2.25	2.31	(0.06)	(0.97)	(1.03)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.10	18.52%	$3,677,054	0.64%	1.16%	0.66%	37%
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101

14.08	18.41	2,210,940	0.79	0.93	0.81	37
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,126,611	$3,744	$—	$3,130,355

Appreciation in Other Financial Instruments
Futures Contracts	$1,561	$—	$—	$1,561

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$212,406	$—	$—	$212,406

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$16,522	$—	$—	$16,522

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,218,389	$—	$—	$6,218,389

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$440,454	$—	$—	$440,454

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,368,097	$—	$—	$15,368,097

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$812,818	$—	$—	$812,818

Appreciation in Other Financial Instruments
Futures Contracts	$389	$—	$—	$389

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,594,295	$—	$—	$9,594,295

Appreciation in Other Financial Instruments
Futures Contracts	$796	$—	$—	$796

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted or illiquid securities.

C. Futures Contracts — The Disciplined Equity Fund, Large Cap Value Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Disciplined Equity Fund	Large Cap Value Fund		U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$45,931	$11,691	(a)	$44,584
Ending Notional Balance Long	45,935	16,202		59,283

(a)	Average for the period July 1, 2013 through December 31, 2013.

The Funds’ futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was 0.08%.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$13	$—
Dynamic Growth Fund	1	—
Equity Income Fund	558	4
Growth and Income Fund	36	—	(a)
Large Cap Growth Fund	170	4
Large Cap Value Fund	6	—	(a)
U.S. Equity Fund	83	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25		n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Focus Fund	1.25		n/a	1.75	n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30		1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10		1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.93	*	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97		1.47	1.47	1.22	0.59	0.54	0.64	0.79

*	Prior to October 18, 2013, the expense limitation for Large Cap Value Fund Class A Shares was 0.95%.

Except for as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Disciplined Equity Fund	$—	$194	$—	$194	$—
Dynamic Growth Fund	—	32	37	69	—
Equity Focus Fund	25	4	11	40	67
Equity Income Fund	24	217	—	241	—
Growth and Income Fund	—	—	1	1	—
Large Cap Growth Fund	64	—	1,708	1,772	—
Large Cap Value Fund	4	—	33	37	—
U.S. Equity Fund	43	688	418	1,149	—

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$2	$2
Equity Income Fund	1	15	16
Growth and Income Fund	8	67	75
Large Cap Growth Fund	6	34	40
Large Cap Value Fund	1	24	25
U.S. Equity Fund	—	1	1

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows (amounts in thousands):

Disciplined Equity Fund	$57
Equity Income Fund	110
Growth and Income Fund	7
Large Cap Growth Fund	392
Large Cap Value Fund	10
U.S. Equity Fund	108

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$2,359,016	$1,480,314
Dynamic Growth Fund	101,281	34,084
Equity Focus Fund	12,131	2,236
Equity Income Fund	1,494,851	559,907
Growth and Income Fund	88,492	91,258
Large Cap Growth Fund	4,094,775	3,044,986
Large Cap Value Fund	428,976	480,751
U.S. Equity Fund	3,403,538	3,240,437

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$2,611,602	$525,553	$6,800	$518,753
Dynamic Growth Fund	163,185	49,650	429	49,221
Equity Focus Fund	14,370	2,225	73	2,152
Equity Income Fund	4,947,695	1,274,640	3,946	1,270,694
Growth and Income Fund	273,160	167,546	252	167,294
Large Cap Growth Fund	11,219,432	4,185,391	36,726	4,148,665
Large Cap Value Fund	631,853	182,396	1,431	180,965
U.S. Equity Fund	6,540,730	3,061,695	8,130	3,053,565

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,907	$—
Large Cap Growth Fund	224,612	—

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	$909
Growth and Income Fund	—	52,829	—		52,829
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	—	2,302	—		2,302

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013. Borrowings from the Facility for the six months ended December 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$25,928	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Disciplined Equity Fund, Dynamic Growth Fund, Equity Income Fund and Large Cap Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	76.3%
Dynamic Growth Fund	93.6%	n/a
Large Cap Value Fund	80.0	n/a
U.S. Equity Fund	14.0	n/a

Additionally, Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18, 2013, the Target Fund had undistributed short-term capital gains of approximately $6,766,000.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				148,898
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	3,305	48,139	14.57
Class R5	1,440	21,053	14.62
Class R6	42,660	619,072	14.51
Select Class	29	430	14.65

Post Reorganization
Large Cap Value Fund				153,744
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	3,305	48,139	14.57
Class R5	1,589	23,233	14.62
Class R6	42,660	619,072	14.51
Select Class	29	430	14.65

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the six months ended December 31, 2013, are as follows (amounts in thousands):

Net investment income (loss)	$4,935
Net realized/unrealized gains (losses)	106,612

Change in net assets resulting from operations	$111,547

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

9. Other Matters

On February 12, 2014, the Board of Trustees of JPM II approved changes to the Equity Income Fund’s and the Large Cap Growth Fund’s fundamental investment objectives, which will be presented to shareholders for their approval. Subject to shareholder approval, the Equity Income Fund’s new investment objective will be to seek capital appreciation and current income and Large Cap Growth Fund’s new investment objective will be to seek long-term capital appreciation. The shareholder meeting is expected to occur on or about June 10, 2014.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013 and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,163.00	$4.63	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,166.00	1.91	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,165.50	2.46	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,164.60	3.22	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

Dynamic Growth Fund
Class A
Actual	1,000.00	1,277.20	7.17	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,273.50	10.03	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	1,279.60	4.60	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,278.60	5.74	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,205.90	$6.95	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,203.00	9.72	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select
Actual	1,000.00	1,207.50	5.56	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Equity Income Fund
Class A
Actual	1,000.00	1,137.30	5.55	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class B
Actual	1,000.00	1,134.80	8.07	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,134.60	8.29	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R2
Actual	1,000.00	1,135.30	6.94	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	1,139.30	3.18	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,139.70	2.91	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,139.30	4.26	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual	1,000.00	1,151.50	6.02	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class B
Actual	1,000.00	1,148.60	8.72	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class C
Actual	1,000.00	1,148.50	8.83	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Select Class
Actual	1,000.00	1,152.70	4.83	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,221.80	$6.10	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class B
Actual	1,000.00	1,218.60	8.78	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class C
Actual	1,000.00	1,218.50	8.89	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R2
Actual	1,000.00	1,219.90	7.50	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class R5
Actual	1,000.00	1,224.00	3.98	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R6
Actual	1,000.00	1,224.10	3.70	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Select Class
Actual	1,000.00	1,222.80	5.10	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

Large Cap Value Fund
Class A
Actual	1,000.00	1,157.20	5.06	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class B
Actual	1,000.00	1,153.30	7.76	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,153.20	7.82	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,155.30	6.52	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R5
Actual	1,000.00	1,158.70	3.10	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R6
Actual	1,000.00	1,158.90	2.94	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,157.50	4.24	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$1,182.90	$5.34	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class B
Actual	1,000.00	1,180.80	7.92	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class C
Actual	1,000.00	1,180.20	8.08	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class R2
Actual	1,000.00	1,181.20	6.71	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class R5
Actual	1,000.00	1,185.30	3.25	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,186.20	2.98	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,185.20	3.53	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,184.10	4.35	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements of the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the

J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, second and first quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one- , three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the first, first and third quintiles for Class A shares and in the first, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’

independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the fifth, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of next year.

The Trustees noted that the Large Cap Value Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the second, fourth and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the U.S. Equity Fund’s performance was in the second, third and first quintiles for Class A shares and in the second, second, and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	95

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 31, 2013	SAN-LCE-1213

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six-month period with a 16.31% return.

“ While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	25.24%
Russell 3000 Growth Index	19.60%

Net Assets as of 12/31/2013 (In Thousands)	$2,952,882

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the technology sector and the health care sector contributed to performance relative to the Benchmark. While the Fund’s underweight position in the consumer discretionary sector and its overweight position in the material & processing sector detracted from relative performance, the impact was not significant.

Individual contributors to relative performance included IBM Corp. and the Fund’s overweight position in Onyx Pharmaceuticals and its underweight position in Microsoft Corp. The Fund had no position in IBM, and the Fund benefited as the stock underperformed on continued deterioration in the company’s hardware business and declining free cash flow generation. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc. Shares of Microsoft, a maker of software and computer hardware, came under pressure from declining trends in personal computer growth and problems with the company’s Windows 8 and Surface tablet products.

Individual detractors from relative performance included Lululemon Athletica Inc., Broadcom Corp. and Exact Sciences Corp. Shares of Lululemon, a maker of athletic apparel, fell after the company cut its forecast for its fiscal fourth-quarter results, which indicated lower-than-expected organic retail growth. Shares of Broadcom, a supplier of semiconductors, mainly to the mobile and wireless segment, fell on weak revenue growth. Shares of Exact Sciences, a medical molecular diagnostics company, were weak due to lower-than-expected revenue in its second and third quarters.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.0%
2.	Apple, Inc.	3.0
3.	MasterCard, Inc., Class A	2.8
4.	Gilead Sciences, Inc.	2.7
5.	Harley-Davidson, Inc.	2.2
6.	Amazon.com, Inc.	2.1
7.	Celgene Corp.	2.1
8.	Facebook, Inc., Class A	1.9
9.	Biogen Idec, Inc.	1.7
10.	Acuity Brands, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.9%
Consumer Discretionary	20.0
Industrials	17.8
Health Care	14.9
Financials	8.1
Energy	4.8
Materials	2.7
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		25.24%	44.36%	22.16%	11.31%
With Sales Charge**		18.68	36.75	20.86	10.72
CLASS B SHARES	10/29/99
Without CDSC		24.97	43.76	21.52	10.77
With CDSC***		19.97	38.76	21.34	10.77
CLASS C SHARES	5/1/06
Without CDSC		24.95	43.72	21.54	10.68
With CDSC****		23.95	42.72	21.54	10.68
CLASS R5 SHARES	1/8/09	25.56	44.97	22.66	11.62
CLASS R6 SHARES	12/23/13	25.56	44.97	22.66	11.62
SELECT CLASS SHARES	5/1/06	25.37	44.74	22.42	11.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 9, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.77%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$1,029,301

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services and technology sectors contributed to relative performance, while stock selection in the consumer discretionary and energy sectors detracted from performance, though in the latter case the impact was modest.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Twitter Inc., and FleetCor Technologies Inc. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on strong quarterly earnings and the company’s upward revision of its forecast for 2013 results. Shares of Twitter, a provider of social networking and so-called micro-blogging services, retained their strength following the company’s initial public offering in November. Shares of FleetCor, a manager of commercial vehicle fuel cards, gained from overall growth in its core business line, along with rising earnings and revenue.

Individual detractors from relative performance included Urban Outfitters Inc., MSC Industrial Direct Inc and Gap Inc. Shares of Urban Oufitters, a retail clothing chain, slumped on mistakes in fashion trends both at its namesake stores and at its Anthropologie retail unit. Shares of MSC Industrial, a maker of metalworking tools and related products, had a positive return for the period, but could not keep pace with the overall Benchmark. Shares of The Gap, a retail clothing chain, fell as sales among retailers were weak ahead of the important holiday season.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Carlisle Cos., Inc.	1.3
3.	Harley-Davidson, Inc.	1.3
4.	Mohawk Industries, Inc.	1.2
5.	Xilinx, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Humana, Inc.	1.0
8.	Alliance Data Systems Corp.	1.0
9.	KLA-Tencor Corp.	1.0
10.	MSC Industrial Direct Co., Inc., Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.9%
Financials	19.4
Industrials	16.3
Information Technology	14.4
Health Care	9.4
Materials	4.9
Energy	4.7
Utilities	4.5
Consumer Staples	2.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		18.49%	36.92%	16.19%	17.88%
With Sales Charge**		12.27	29.71	14.12	15.84
CLASS C SHARES	11/30/10
Without CDSC		18.20	36.25	15.63	17.29
With CDSC***		17.20	35.25	15.63	17.29
CLASS R2 SHARES	11/30/10	18.38	36.55	15.90	17.58
CLASS R5 SHARES	11/30/10	18.76	37.47	16.71	18.40
CLASS R6 SHARES	1/31/11	18.82	37.61	16.77	18.46
SELECT CLASS SHARES	11/30/10	18.77	37.39	16.53	18.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.72%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$1,268,665

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services sector and the technology sector contributed to relative performance. Stock selection in the consumer discretionary sector was the notable detractor, while stock selection in the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Twitter Inc., and FleetCor Technologies Inc. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on continued strong growth in its private label credit card business. Also driving the stock’s performance was the accelerating growth in the Epsilon marketing business due to secular growth in targeted loyalty-based marketing programs.

We participated in the initial public offering of Twitter, a provider of social networking and so-called micro-blogging services, and the stock continued to perform well on the strength of its potential to monetize the use of mobile devices. Shares of FleetCor, a manager of commercial vehicle fuel cards, gained from overall growth in its core business line as it continued to generate strong organic growth and improved profit margins, while gaining global market share through acquisitions.

Individual detractors from relative performance included Urban Outfitters Inc., MSC Industrial Direct Inc and Gap Inc. Shares of Urban Oufitters, a retail clothing chain, were weak after the company reported a difficult back-to-school season at its core brand. Shares of MSC Industrial, a maker of metalworking tools and related products, fell due to a difficult outlook for profit margins amid rising expenses. Shares of Gap, a retail clothing chain, fell as sales among retailers were weak ahead of the holiday shopping season.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.5%
2.	Carlisle Cos., Inc.	1.3
3.	Harley-Davidson, Inc.	1.3
4.	Mohawk Industries, Inc.	1.2
5.	Xilinx, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Humana, Inc.	1.0
8.	Alliance Data Systems Corp.	1.0
9.	KLA-Tencor Corp.	1.0
10.	MSC Industrial Direct Co., Inc., Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.3%
Financials	18.7
Industrials	15.9
Information Technology	13.9
Health Care	9.1
Materials	4.8
Energy	4.5
Utilities	4.4
Consumer Staples	2.3
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		18.51%	36.26%	21.07%	10.13%
With Sales Charge**		12.29	29.09	19.77	9.54
CLASS C SHARES	11/2/09
Without CDSC		18.22	35.58	20.57	9.90
With CDSC***		17.22	34.58	20.57	9.90
SELECT CLASS SHARES	1/1/97	18.72	36.74	21.42	10.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.45%
Russell Midcap Growth Index	18.34%

Net Assets as of 12/31/2013 (In Thousands)	$1,908,183

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services sector and the technology sector contributed to relative performance. The Fund’s stock selection in the consumer discretionary sector and the energy sector detracted from performance, though in the latter case the impact was not significant.

Individual contributors to relative performance included Twitter Inc., Alliance Data Systems Inc. and Onyx Pharmaceuticals Inc. Shares of Twitter, a provider of social networking and micro-blogging services, contributed to performance given our participation in their successful IPO and continued strength in the stock given their strong mobile monetization potential. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on continued strong growth in the private label credit card business. Driving the stock’s performance was also the accelerating growth in the Epsilon marketing business due to secular growth in targeted loyalty based marketing programs. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc.

Individual detractors to relative performance included Urban Outfitters Inc., Lululemon Athletica Inc. and Plains All American Pipeline LP. Shares of Urban Oufitters, a retail clothing chain, were weak after reporting a difficult back-to-school season at its core Urban Outfitters brand as lack of compelling fashion across retail led to a more promotional environment. Shares of Lululemon, a maker of athletic apparel, fell after the company cut its forecast for its fiscal fourth-quarter results, which indicated much lower organic retail growth than market expectations. Shares of Plains All American, an operator of pipelines and storage for crude, natural gas and refined product, were weak due to the increase in interest rates, which put pressure on high yielding equities and master limited partnerships like Plains All American.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Harley-Davidson, Inc.	2.7%
2.	Alliance Data Systems Corp.	2.0
3.	Flowserve Corp.	1.8
4.	Pall Corp.	1.8
5.	Illumina, Inc.	1.8
6.	Affiliated Managers Group, Inc.	1.8
7.	Michael Kors Holdings Ltd.	1.7
8.	Moody’s Corp.	1.7
9.	Agilent Technologies, Inc.	1.7
10.	Acuity Brands, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	23.7%
Industrials	22.3
Information Technology	19.1
Health Care	13.9
Financials	11.9
Energy	4.7
Materials	2.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.28%	41.90%	22.46%	9.57%
With Sales Charge**		16.81	34.48	21.13	8.98
CLASS B SHARES	1/14/94
Without CDSC		22.97	41.21	21.82	9.03
With CDSC***		17.97	36.21	21.63	9.03
CLASS C SHARES	11/4/97
Without CDSC		22.97	41.19	21.81	8.92
With CDSC****		21.97	40.19	21.81	8.92
CLASS R2 SHARES	6/19/09	23.17	41.68	22.25	9.40
CLASS R5 SHARES	11/1/11	23.55	42.53	22.91	9.92
CLASS R6 SHARES	11/1/11	23.57	42.59	22.93	9.93
SELECT CLASS SHARES	3/2/89	23.45	42.34	22.82	9.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	14.52%
Russell Midcap Value Index	14.95%

Net Assets as of 12/31/2013 (In Thousands)	$14,825,753

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the materials sector and its underweight position in the health care sector detracted from relative performance. The Fund’s stock selection and underweight position in the financials sector and its underweight position in the utilities sector contributed to relative performance.

Shares of real estate investment trusts Rayonier Inc. and HCP Inc. struggled as investor expectations of rising interest rates led to a de-emphasis on yield. Shares of Rayonier declined after the company’s 2014 pricing outlook indicated that price-per-unit declines might be structural. Investors responded by revising downward their long-term growth estimates for revenue and earnings, as well as the long-term outlook for the company’s dividends. Shares of HCP underperformed largely due to expectations of near-term headwinds, including a refinancing in February and the potential exercise of a buy option by one of its main tenants. The potentially more expensive debt from the refinancing and the reinvestment risks from the potential sale of assets are expected to meaningfully reduce income in 2014. The company also experienced a CEO change which introduced some uncertainty on future strategy.

Individual contributors to relative performance included the Fund’s positions in out-of-benchmark companies Ball Corp. and Idex Corp., and Dish Network Corp. Shares of Ball Corp., a metal and plastic packaging manufacturer, gained from better-than-expected volumes, earnings growth and a strong forecast of earnings growth. Shares of Idex, a maker of industrial and engineering equipment, jumped on its forecast of earnings and revenue growth and its announcement of a $300 million share repurchase plan. Shares of Dish Network, a provider of satellite television service, rose on the company’s aggressive moves to make deals and acquire companies that could help it expand beyond its core business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The portfolio continued to have a large overweight position in consumer discretionary stocks. The portfolio’s largest underweight position remained the financial sector due to the portfolio’s underweighting of REITs, based on their valuations. However, the Fund’s portfolio managers have been slowly and selectively adding positions in certain REITs that have niche business models.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ball Corp.	2.0%
2.	Marsh & McLennan Cos., Inc.	1.9
3.	Loews Corp.	1.8
4.	Ameriprise Financial, Inc.	1.6
5.	Amphenol Corp., Class A	1.6
6.	AutoZone, Inc.	1.6
7.	Kohl’s Corp.	1.6
8.	Fifth Third Bancorp	1.5
9.	Gap, Inc. (The)	1.5
10.	Arrow Electronics, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.0%
Consumer Discretionary	20.0
Industrials	10.2
Information Technology	9.6
Utilities	9.1
Materials	7.8
Health Care	4.7
Consumer Staples	4.7
Energy	4.6
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		14.22%	31.34%	19.95%	10.01%
With Sales Charge**		8.20	24.43	18.67	9.42
CLASS B SHARES	4/30/01
Without CDSC		13.95	30.71	19.35	9.55
With CDSC***		8.95	25.71	19.16	9.55
CLASS C SHARES	4/30/01
Without CDSC		13.93	30.66	19.35	9.44
With CDSC****		12.93	29.66	19.35	9.44
CLASS R2 SHARES	11/3/08	14.07	30.99	19.64	9.86
INSTITUTIONAL CLASS SHARES	11/13/97	14.52	31.99	20.55	10.56
SELECT CLASS SHARES	10/31/01	14.39	31.66	20.25	10.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.61%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

Net Assets as of 12/31/13 (In Thousands)	$422,119

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2013.

The Fund’s portfolio managers employed a quantitative bottom-up approach for their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamental stock selection model attempts to identify how healthy a company’s short-term operating trends are by using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced positive returns in the industrials and health care sectors and negative returns in the energy and consumer staples sectors.

Individual contributors to Fund returns included long positions in Pitney Bowes Inc., Yahoo! Inc. and United Therapeutics Corp. Shares of Pitney Bowes, a maker of mail processing equipment, software and services, rose on the company’s good cash flow and expanding profit margins. Shares of Yahoo, an online portal, rose on its acquisition of Tumblr and investors response to Chief Executive Marissa Mayer’s strategic plans. Shares of United Therapeutics, a biotechnology company, climbed after the U.S. Food and Drug Administration approved the company’s oral formulation of its high blood pressure drug.

Individual detractors from Fund returns included short positions in Stratasys Ltd., United Natural Foods Inc. and athenahealth Inc. Shares of Stratasys, a maker of three-dimensional printers and materials, rose on the company’s upward revisions to its forecast for revenue and earnings growth. Shares of

United Natural, a distributor of natural foods and products, gained from growth in quarterly earnings and sales. Shares of athenahealth, a provider of business services to the health care sector, benefited from positive comments from several securities analysts and from a general increase in health care stocks overall.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Pitney Bowes, Inc.	1.1%
2.	R.R. Donnelley & Sons Co.	1.1
3.	Activision Blizzard, Inc.	1.1
4.	Manpowergroup, Inc.	1.1
5.	Computer Sciences Corp.	1.0
6.	Yahoo!, Inc.	1.0
7.	Omnicare, Inc.	1.0
8.	United Therapeutics Corp.	1.0
9.	Western Digital Corp.	1.0
10.	Medtronic, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hain Celestial Group, Inc. (The)	1.2%
2.	Salesforce.com, Inc.	1.2
3.	Copart, Inc.	1.2
4.	Stratasys Ltd.	1.1
5.	Brown-Forman Corp., Class B	1.1
6.	United Natural Foods, Inc.	1.1
7.	Paychex, Inc.	1.1
8.	Trimble Navigation Ltd.	1.1
9.	McDermott International, Inc.	1.1
10.	Charter Communications, Inc., Class A	1.1

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Industrials	16.6
Consumer Discretionary	15.1
Health Care	11.5
Consumer Staples	7.9
Energy	7.2
Financials	5.5
Materials	5.5
Utilities	2.7
Telecommunication Services	1.4
Short-Term Investment	6.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.5%
Industrials	18.9
Consumer Discretionary	15.1
Health Care	12.2
Energy	8.9
Consumer Staples	8.9
Financials	7.0
Materials	4.6
Utilities	3.2
Telecommunication Services	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/23/03
Without Sales Charge		1.43%	4.09%	(0.28)%	1.04%
With Sales Charge**		(3.87)	(1.39)	(1.35)	0.50
CLASS B SHARES	5/23/03
Without CDSC		1.29	3.51	(0.97)	0.44
With CDSC***		(3.71)	(1.49)	(1.39)	0.44
CLASS C SHARES	5/23/03
Without CDSC		1.18	3.51	(0.99)	0.31
With CDSC****		0.18	2.51	(0.99)	0.31
SELECT CLASS SHARES	5/23/03	1.61	4.34	(0.02)	1.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.72%
Russell 3000 Value Index	14.60%

Net Assets as of 12/31/2013 (In Thousands)	$5,458,712

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the materials sector and the materials sector were leading detractors from relative performance, while the Fund’s stock selection in the financials sector and the energy sector were leading contributors to relative performance.

Individual detractors from relative performance included Rayonier Inc., Cisco Systems Inc. and Xcel Energy Inc. Shares of Rayonier, a real estate investment trust that also provides forest products and performance fibers, fell after the company posted significantly lower than expected earnings. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Xcel Energy, an electricity and natural gas utility, performed well during the period but the Fund’s lack of a position in the stock hurt performance relative to the Benchmark.

Individual contributors to relative performance included Exxon Mobil Corp., Capital One Financial Corp. and Wells Fargo & Co. Shares of Exxon, an integrated oil and natural gas company, rose on news of its joint venture with Russian oil giant Rosneft, and on expectations of rising demand amid global economic growth. Shares of Capital One, a banking and credit-card lender, gained from better-than-expected earnings. Shares of Wells Fargo, a financial services company, weakened on expectations that rising interest rates would curb demand for the company’s residential mortgage business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. The portfolio’s largest overweight continued to be the consumer discretionary sector, where the

Fund’s portfolio managers found what they believed to be compelling investment opportunities. The portfolio’s largest underweight was the industrials sector. In addition, the portfolio’s 2013 relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and they did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.4%
2.	Wells Fargo & Co.	4.1
3.	Pfizer, Inc.	2.2
4.	Capital One Financial Corp.	2.1
5.	Loews Corp.	1.8
6.	Merck & Co., Inc.	1.7
7.	Bank of America Corp.	1.7
8.	Johnson & Johnson	1.7
9.	Kohl’s Corp.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.4%
Consumer Discretionary	16.4
Energy	9.4
Health Care	9.4
Utilities	6.5
Information Technology	6.1
Industrials	5.8
Consumer Staples	5.6
Materials	3.0
Telecommunication Services	1.0
Short-Term Investment	6.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		13.43%	31.59%	20.65%	9.41%
With Sales Charge**		7.45	24.66	19.36	8.75
CLASS C SHARES	2/28/05
Without CDSC		13.18	30.95	20.04	8.87
With CDSC***		12.18	29.95	20.04	8.87
INSTITUTIONAL CLASS SHARES	2/28/05	13.72	32.27	21.26	9.90
SELECT CLASS SHARES	2/28/05	13.57	31.93	20.94	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 20.0%
	Automobiles — 2.8%
955	Harley-Davidson, Inc.	66,110
105	Tesla Motors, Inc. (a)	15,715

		81,825

	Hotels, Restaurants & Leisure — 3.9%
762	Apollo Global Management LLC, Class A	24,092
1,089	Hilton Worldwide Holdings, Inc. (a)	24,239
399	Las Vegas Sands Corp.	31,454
461	Starbucks Corp.	36,122

		115,907

	Household Durables — 1.3%
266	Mohawk Industries, Inc. (a)	39,592

	Internet & Catalog Retail — 4.3%
158	Amazon.com, Inc. (a)	62,969
68	Netflix, Inc. (a)	24,888
32	priceline.com, Inc. (a)	37,662

		125,519

	Specialty Retail — 4.7%
270	Advance Auto Parts, Inc.	29,906
812	GameStop Corp., Class A	40,019
526	Home Depot, Inc. (The)	43,278
446	Williams-Sonoma, Inc.	26,004

		139,207

	Textiles, Apparel & Luxury Goods — 3.0%
512	Lululemon Athletica, Inc., (Canada) (a)	30,223
483	Michael Kors Holdings Ltd., (Hong Kong) (a)	39,239
601	Wolverine World Wide, Inc.	20,397

		89,859

	Total Consumer Discretionary	591,909

	Energy — 4.8%
	Energy Equipment & Services — 1.5%
206	Dril-Quip, Inc. (a)	22,635
828	Frank’s International N.V., (Netherlands)	22,361

		44,996

	Oil, Gas & Consumable Fuels — 3.3%
294	Antero Resources Corp. (a)	18,633
736	Cabot Oil & Gas Corp.	28,531
220	Concho Resources, Inc. (a)	23,760
333	Phillips 66	25,684

		96,608

	Total Energy	141,604

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.1%
	Capital Markets — 2.1%
199	Affiliated Managers Group, Inc. (a)	43,159
419	Lazard Ltd., (Bermuda), Class A	18,971

		62,130

	Commercial Banks — 1.8%
766	East West Bancorp, Inc.	26,791
266	Signature Bank (a)	28,563

		55,354

	Diversified Financial Services — 1.3%
480	Moody’s Corp.	37,681

	Insurance — 1.7%
266	ACE Ltd., (Switzerland)	27,487
681	Amtrust Financial Services, Inc.	22,260

		49,747

	Real Estate Management & Development — 1.2%
1,349	CBRE Group, Inc., Class A (a)	35,484

	Total Financials	240,396

	Health Care — 14.9%
	Biotechnology — 7.8%
209	Aegerion Pharmaceuticals, Inc. (a)	14,809
177	Biogen Idec, Inc. (a)	49,376
365	Celgene Corp. (a)	61,586
1,059	Gilead Sciences, Inc. (a)	79,614
95	Regeneron Pharmaceuticals, Inc. (a)	26,120

		231,505

	Health Care Equipment & Supplies — 0.6%
1,081	Novadaq Technologies, Inc., (Canada) (a)	17,817

	Health Care Providers & Services — 2.7%
452	Acadia Healthcare Co., Inc. (a)	21,384
544	Premier, Inc., Class A (a)	20,005
487	UnitedHealth Group, Inc.	36,663

		78,052

	Life Sciences Tools & Services — 2.5%
681	Agilent Technologies, Inc.	38,935
310	Illumina, Inc. (a)	34,281

		73,216

	Pharmaceuticals — 1.3%
328	Valeant Pharmaceuticals International, Inc. (a)	38,542

	Total Health Care	439,132

	Industrials — 17.8%
	Aerospace & Defense — 1.3%
143	Precision Castparts Corp.	38,537

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Airlines — 0.9%
985	Delta Air Lines, Inc.	27,050

	Building Products — 1.2%
780	Fortune Brands Home & Security, Inc.	35,660

	Electrical Equipment — 1.6%
432	Acuity Brands, Inc.	47,193

	Industrial Conglomerates — 1.4%
503	Carlisle Cos., Inc.	39,946

	Machinery — 3.1%
596	Flowserve Corp.	46,990
522	Pall Corp.	44,536

		91,526

	Marine — 1.0%
307	Kirby Corp. (a)	30,430

	Professional Services — 1.3%
302	Towers Watson & Co., Class A	38,525

	Road & Rail — 3.1%
201	Canadian Pacific Railway Ltd., (Canada)	30,370
1,153	Hertz Global Holdings, Inc. (a)	32,999
541	Old Dominion Freight Line, Inc. (a)	28,660

		92,029

	Trading Companies & Distributors — 2.9%
781	Air Lease Corp.	24,264
1,119	HD Supply Holdings, Inc. (a)	26,855
592	Rush Enterprises, Inc., Class A (a)	17,541
179	Watsco, Inc.	17,176

		85,836

	Total Industrials	526,732

	Information Technology — 29.0%
	Communications Equipment — 2.0%
959	Ciena Corp. (a)	22,958
350	Palo Alto Networks, Inc. (a)	20,126
1,222	Ruckus Wireless, Inc. (a)	17,359

		60,443

	Computers & Peripherals — 3.0%
156	Apple, Inc.	87,617

	Electronic Equipment, Instruments & Components — 1.0%
335	Amphenol Corp., Class A	29,831

	Internet Software & Services — 8.7%
491	Dealertrack Technologies, Inc. (a)	23,617
1,028	Facebook, Inc., Class A (a)	56,212
106	Google, Inc., Class A (a)	119,244
99	LinkedIn Corp., Class A (a)	21,444
565	Trulia, Inc. (a)	19,942

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
239	Twitter, Inc. (a)	15,231

		255,690

	IT Services — 6.6%
155	Alliance Data Systems Corp. (a)	40,859
385	Cognizant Technology Solutions Corp., Class A (a)	38,898
257	FleetCor Technologies, Inc. (a)	30,089
100	MasterCard, Inc., Class A	83,797

		193,643

	Semiconductors & Semiconductor Equipment — 2.9%
1,668	Applied Materials, Inc.	29,500
620	Avago Technologies Ltd., (Singapore)	32,776
428	Lam Research Corp. (a)	23,299

		85,575

	Software — 4.8%
521	Adobe Systems, Inc. (a)	31,198
63	CommVault Systems, Inc. (a)	4,745
469	Infoblox, Inc. (a)	15,473
781	Microsoft Corp.	29,233
329	ServiceNow, Inc. (a)	18,433
228	Splunk, Inc. (a)	15,664
336	Workday, Inc., Class A (a)	27,958

		142,704

	Total Information Technology	855,503

	Materials — 2.8%
	Chemicals — 2.8%
210	Ecolab, Inc.	21,939
188	PPG Industries, Inc.	35,656
129	Sherwin-Williams Co. (The)	23,653

	Total Materials	81,248

	Total Common Stocks (Cost $1,991,366)	2,876,524

Short-Term Investment — 2.8%
	Investment Company — 2.8%
81,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $81,356)	81,356

	Total Investments — 100.2% (Cost $2,072,722)	2,957,880
	Liabilities in Excess of Other Assets — (0.2)%	(4,998)

	NET ASSETS — 100.0%	$2,952,882

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 21.9%
	Auto Components — 0.5%
94	BorgWarner, Inc.	5,233

	Automobiles — 1.7%
198	Harley-Davidson, Inc.	13,726
28	Tesla Motors, Inc. (a)	4,226

		17,952

	Distributors — 0.2%
30	Genuine Parts Co.	2,507

	Hotels, Restaurants & Leisure — 3.1%
5	Chipotle Mexican Grill, Inc. (a)	2,877
17	Darden Restaurants, Inc.	917
17	Extended Stay America, Inc. (a)	449
186	Hilton Worldwide Holdings, Inc. (a)	4,141
101	Marriott International, Inc., Class A	4,981
140	Norwegian Cruise Line Holdings Ltd. (a)	4,969
22	Panera Bread Co., Class A (a)	3,799
29	Wynn Resorts Ltd.	5,535
50	Yum! Brands, Inc.	3,795

		31,463

	Household Durables — 1.7%
75	Jarden Corp. (a)	4,608
86	Mohawk Industries, Inc. (a)	12,776

		17,384

	Internet & Catalog Retail — 1.5%
103	Expedia, Inc.	7,174
18	Netflix, Inc. (a)	6,664
14	TripAdvisor, Inc. (a)	1,168

		15,006

	Media — 2.1%
63	CBS Corp. (Non-Voting), Class B	3,993
108	Clear Channel Outdoor Holdings, Inc. Class A	1,100
67	Discovery Communications, Inc., Class A (a)	6,094
125	DISH Network Corp., Class A (a)	7,267
120	Gannett Co., Inc.	3,555

		22,009

	Multiline Retail — 1.3%
75	Family Dollar Stores, Inc.	4,884
141	Kohl’s Corp.	7,974

		12,858

	Specialty Retail — 7.3%
48	Advance Auto Parts, Inc.	5,301
17	AutoZone, Inc. (a)	7,985

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
52	Bed Bath & Beyond, Inc. (a)	4,138
142	GameStop Corp., Class A	7,005
193	Gap, Inc. (The)	7,527
48	O’Reilly Automotive, Inc. (a)	6,204
76	PetSmart, Inc.	5,530
85	Ross Stores, Inc.	6,399
82	Signet Jewelers Ltd. (Bermuda)	6,430
35	Tiffany & Co.	3,231
73	TJX Cos., Inc.	4,641
103	Urban Outfitters, Inc. (a)	3,821
127	Williams-Sonoma, Inc.	7,423

		75,635

	Textiles, Apparel & Luxury Goods — 2.5%
89	Lululemon Athletica, Inc., (Canada) (a)	5,277
111	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,972
39	PVH Corp.	5,291
41	Under Armour, Inc., Class A (a)	3,579
37	V.F. Corp.	2,308

		25,427

	Total Consumer Discretionary	225,474

	Consumer Staples — 2.3%
	Beverages — 1.1%
69	Beam, Inc.	4,695
20	Brown-Forman Corp., Class B	1,525
106	Dr. Pepper Snapple Group, Inc.	5,184

		11,404

	Food & Staples Retailing — 0.5%
122	Kroger Co. (The)	4,809

	Food Products — 0.3%
39	Hershey Co. (The)	3,770

	Household Products — 0.4%
36	Energizer Holdings, Inc.	3,880

	Total Consumer Staples	23,863

	Energy — 4.7%
	Energy Equipment & Services — 0.4%
149	Frank’s International N.V., (Netherlands)	4,018

	Oil, Gas & Consumable Fuels — 4.3%
52	Antero Resources Corp. (a)	3,311
166	Cabot Oil & Gas Corp.	6,434
54	Concho Resources, Inc. (a)	5,854
77	Energen Corp.	5,453
49	EQT Corp.	4,414

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
110	PBF Energy, Inc., Class A	3,462
95	Plains All American Pipeline LP	4,913
131	QEP Resources, Inc.	4,003
58	Southwestern Energy Co. (a)	2,269
101	Williams Cos., Inc. (The)	3,893

		44,006

	Total Energy	48,024

	Financials — 19.4%
	Capital Markets — 4.9%
42	Affiliated Managers Group, Inc. (a)	9,065
69	Ameriprise Financial, Inc.	7,881
181	Blackstone Group LP (The)	5,705
141	Invesco Ltd.	5,131
100	Lazard Ltd., (Bermuda), Class A	4,545
47	Legg Mason, Inc.	2,036
81	Northern Trust Corp.	5,002
70	T. Rowe Price Group, Inc.	5,829
168	TD Ameritrade Holding Corp.	5,157

		50,351

	Commercial Banks — 4.2%
44	City National Corp.	3,478
17	Cullen/Frost Bankers, Inc.	1,247
164	East West Bancorp, Inc.	5,749
363	Fifth Third Bancorp	7,630
59	First Republic Bank	3,071
245	Huntington Bancshares, Inc.	2,366
54	M&T Bank Corp.	6,231
50	Signature Bank (a)	5,317
158	SunTrust Banks, Inc.	5,818
90	Zions Bancorporation	2,683

		43,590

	Diversified Financial Services — 0.9%
114	Moody’s Corp.	8,938

	Insurance — 5.6%
9	Alleghany Corp. (a)	3,530
78	Aon plc, (United Kingdom)	6,560
81	Axis Capital Holdings Ltd., (Bermuda)	3,848
37	Chubb Corp. (The)	3,620
126	Hartford Financial Services Group, Inc.	4,565
186	Loews Corp.	8,960
196	Marsh & McLennan Cos., Inc.	9,475
202	Old Republic International Corp.	3,493
134	Unum Group	4,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
94	W.R. Berkley Corp.	4,061
138	XL Group plc, (Ireland)	4,407

		57,230

	Real Estate Investment Trusts (REITs) — 2.7%
75	American Campus Communities, Inc.	2,408
153	American Homes 4 Rent, Class A	2,476
25	AvalonBay Communities, Inc.	2,956
62	Brixmor Property Group, Inc. (a)	1,260
95	HCP, Inc.	3,468
236	Kimco Realty Corp.	4,670
60	Rayonier, Inc.	2,534
63	Regency Centers Corp.	2,937
58	Vornado Realty Trust	5,190

		27,899

	Real Estate Management & Development — 1.0%
182	Brookfield Office Properties, Inc.	3,500
271	CBRE Group, Inc., Class A (a)	7,114

		10,614

	Thrifts & Mortgage Finance — 0.1%
134	Hudson City Bancorp, Inc.	1,268

	Total Financials	199,890

	Health Care — 9.4%
	Biotechnology — 1.1%
47	Alexion Pharmaceuticals, Inc. (a)	6,307
68	Vertex Pharmaceuticals, Inc. (a)	5,045

		11,352

	Health Care Equipment & Supplies — 0.9%
102	CareFusion Corp. (a)	4,045
76	Sirona Dental Systems, Inc. (a)	5,356

		9,401

	Health Care Providers & Services — 3.8%
74	AmerisourceBergen Corp.	5,236
169	Brookdale Senior Living, Inc. (a)	4,591
80	Cigna Corp.	6,965
130	Envision Healthcare Holdings, Inc. (a)	4,607
28	Henry Schein, Inc. (a)	3,237
102	Humana, Inc.	10,560
103	Premier, Inc., Class A (a)	3,779

		38,975

	Life Sciences Tools & Services — 2.1%
151	Agilent Technologies, Inc.	8,614
172	Bruker Corp. (a)	3,399

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
83	Illumina, Inc. (a)	9,137

		21,150

	Pharmaceuticals — 1.5%
44	Actavis plc (a)	7,375
21	Jazz Pharmaceuticals plc, (Ireland) (a)	2,645
46	Valeant Pharmaceuticals International, Inc. (a)	5,365

		15,385

	Total Health Care	96,263

	Industrials — 16.3%
	Aerospace & Defense — 0.2%
60	DigitalGlobe, Inc. (a)	2,448

	Airlines — 0.7%
259	Delta Air Lines, Inc.	7,117

	Building Products — 1.1%
245	Fortune Brands Home & Security, Inc.	11,206

	Commercial Services & Supplies — 0.6%
54	Stericycle, Inc. (a)	6,273

	Construction & Engineering — 0.5%
64	Fluor Corp.	5,171

	Electrical Equipment — 2.9%
75	Acuity Brands, Inc.	8,221
103	AMETEK, Inc.	5,420
107	Generac Holdings, Inc.	6,055
38	Hubbell, Inc., Class B	4,095
80	Regal-Beloit Corp.	5,861

		29,652

	Industrial Conglomerates — 1.3%
173	Carlisle Cos., Inc.	13,770

	Machinery — 3.7%
121	Flowserve Corp.	9,523
88	IDEX Corp.	6,501
108	Pall Corp.	9,218
103	Rexnord Corp. (a)	2,779
52	Snap-on, Inc.	5,670
46	WABCO Holdings, Inc. (a)	4,259

		37,950

	Marine — 0.6%
65	Kirby Corp. (a)	6,461

	Professional Services — 1.0%
88	Equifax, Inc.	6,079
33	Towers Watson & Co., Class A	4,147

		10,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.7%
36	Canadian Pacific Railway Ltd., (Canada)	5,402
267	Hertz Global Holdings, Inc. (a)	7,647
55	J.B. Hunt Transport Services, Inc.	4,283

		17,332

	Trading Companies & Distributors — 2.0%
160	Air Lease Corp.	4,979
197	HD Supply Holdings, Inc. (a)	4,723
128	MSC Industrial Direct Co., Inc., Class A	10,387

		20,089

	Total Industrials	167,695

	Information Technology — 14.4%
	Communications Equipment — 1.2%
134	Aruba Networks, Inc. (a)	2,400
171	Ciena Corp. (a)	4,083
123	CommScope Holding Co., Inc. (a)	2,333
72	Palo Alto Networks, Inc. (a)	4,155

		12,971

	Computers & Peripherals — 0.3%
32	3D Systems Corp. (a)	2,927

	Electronic Equipment, Instruments & Components — 2.3%
184	Amphenol Corp., Class A	16,385
138	Arrow Electronics, Inc. (a)	7,490

		23,875

	Internet Software & Services — 0.5%
22	LinkedIn Corp., Class A (a)	4,792

	IT Services — 2.8%
40	Alliance Data Systems Corp. (a)	10,517
128	CoreLogic, Inc. (a)	4,534
53	FleetCor Technologies, Inc. (a)	6,257
120	Jack Henry & Associates, Inc.	7,123

		28,431

	Semiconductors & Semiconductor Equipment — 4.4%
142	Analog Devices, Inc.	7,253
445	Applied Materials, Inc.	7,877
140	Avago Technologies Ltd., (Singapore)	7,426
161	KLA-Tencor Corp.	10,410
273	Xilinx, Inc.	12,554

		45,520

	Software — 2.9%
11	CommVault Systems, Inc. (a)	854
54	Guidewire Software, Inc. (a)	2,655
88	Red Hat, Inc. (a)	4,948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
68	ServiceNow, Inc. (a)	3,825
51	Splunk, Inc. (a)	3,482
138	Synopsys, Inc. (a)	5,612
38	Tableau Software, Inc., Class A (a)	2,626
66	Workday, Inc., Class A (a)	5,455

		29,457

	Total Information Technology	147,973

	Materials — 4.9%
	Chemicals — 3.0%
58	Airgas, Inc.	6,468
95	Albemarle Corp.	6,043
27	PPG Industries, Inc.	5,197
46	Sherwin-Williams Co. (The)	8,445
57	Sigma-Aldrich Corp.	5,327

		31,480

	Containers & Packaging — 1.9%
196	Ball Corp.	10,141
44	Rock Tenn Co., Class A	4,588
97	Silgan Holdings, Inc.	4,681

		19,410

	Total Materials	50,890

	Utilities — 4.5%
	Electric Utilities — 1.4%
93	Edison International	4,323
158	Westar Energy, Inc.	5,074
169	Xcel Energy, Inc.	4,727

		14,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
45	National Fuel Gas Co.	3,195
201	Questar Corp.	4,620

		7,815

	Multi-Utilities — 2.4%
200	CenterPoint Energy, Inc.	4,635
185	CMS Energy Corp.	4,964
148	NiSource, Inc.	4,878
71	Sempra Energy	6,406
97	Wisconsin Energy Corp.	3,996

		24,879

	Total Utilities	46,818

	Total Common Stocks (Cost $819,886)	1,006,890

Short-Term Investment — 2.2%
	Investment Company — 2.2%
22,556	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $22,556)	22,556

	Total Investments — 100.0% (Cost $842,442)	1,029,446
	Liabilities in Excess of Other Assets — 0.0% (g)	(145)

	NET ASSETS — 100.0%	$1,029,301

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 21.9%
	Auto Components — 0.5%
116	BorgWarner, Inc.	6,458

	Automobiles — 1.8%
244	Harley-Davidson, Inc.	16,916
35	Tesla Motors, Inc. (a)	5,218

		22,134

	Distributors — 0.2%
37	Genuine Parts Co.	3,085

	Hotels, Restaurants & Leisure — 3.1%
7	Chipotle Mexican Grill, Inc. (a)	3,516
21	Darden Restaurants, Inc.	1,131
21	Extended Stay America, Inc. (a)	546
230	Hilton Worldwide Holdings, Inc. (a)	5,109
124	Marriott International, Inc., Class A	6,116
172	Norwegian Cruise Line Holdings Ltd. (a)	6,108
27	Panera Bread Co., Class A (a)	4,700
35	Wynn Resorts Ltd.	6,817
62	Yum! Brands, Inc.	4,666

		38,709

	Household Durables — 1.7%
92	Jarden Corp. (a)	5,663
106	Mohawk Industries, Inc. (a)	15,722

		21,385

	Internet & Catalog Retail — 1.5%
126	Expedia, Inc.	8,804
22	Netflix, Inc. (a)	8,210
17	TripAdvisor, Inc. (a)	1,444

		18,458

	Media — 2.1%
77	CBS Corp. (Non-Voting), Class B	4,902
134	Clear Channel Outdoor Holdings, Inc., Class A	1,363
83	Discovery Communications, Inc., Class A (a)	7,514
154	DISH Network Corp., Class A (a)	8,913
142	Gannett Co., Inc.	4,194

		26,886

	Multiline Retail — 1.2%
92	Family Dollar Stores, Inc.	5,995
172	Kohl’s Corp.	9,778

		15,773

	Specialty Retail — 7.3%
59	Advance Auto Parts, Inc.	6,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
20	AutoZone, Inc. (a)	9,793
63	Bed Bath & Beyond, Inc. (a)	5,073
175	GameStop Corp., Class A	8,635
236	Gap, Inc. (The)	9,233
60	O’Reilly Automotive, Inc. (a)	7,658
93	PetSmart, Inc.	6,788
105	Ross Stores, Inc.	7,890
101	Signet Jewelers Ltd., (Bermuda)	7,925
43	Tiffany & Co.	3,969
89	TJX Cos., Inc.	5,696
127	Urban Outfitters, Inc. (a)	4,716
157	Williams-Sonoma, Inc.	9,146

		93,063

	Textiles, Apparel & Luxury Goods — 2.5%
110	Lululemon Athletica, Inc., (Canada) (a)	6,508
136	Michael Kors Holdings Ltd., (Hong Kong) (a)	11,058
48	PVH Corp.	6,498
51	Under Armour, Inc., Class A (a)	4,417
45	V.F. Corp.	2,834

		31,315

	Total Consumer Discretionary	277,266

	Consumer Staples — 2.3%
	Beverages — 1.1%
85	Beam, Inc.	5,762
25	Brown-Forman Corp., Class B	1,880
131	Dr. Pepper Snapple Group, Inc.	6,367

		14,009

	Food & Staples Retailing — 0.5%
149	Kroger Co. (The)	5,903

	Food Products — 0.3%
48	Hershey Co. (The)	4,634

	Household Products — 0.4%
44	Energizer Holdings, Inc.	4,772

	Total Consumer Staples	29,318

	Energy — 4.7%
	Energy Equipment & Services — 0.4%
184	Frank’s International N.V., (Netherlands)	4,960

	Oil, Gas & Consumable Fuels — 4.3%
65	Antero Resources Corp. (a)	4,092
205	Cabot Oil & Gas Corp.	7,934
67	Concho Resources, Inc. (a)	7,214
95	Energen Corp.	6,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
60	EQT Corp.	5,422
132	PBF Energy, Inc., Class A	4,149
117	Plains All American Pipeline LP	6,062
160	QEP Resources, Inc.	4,917
73	Southwestern Energy Co. (a)	2,877
124	Williams Cos., Inc. (The)	4,771

		54,129

	Total Energy	59,089

	Financials — 19.3%
	Capital Markets — 4.8%
52	Affiliated Managers Group, Inc. (a)	11,169
77	Ameriprise Financial, Inc.	8,802
223	Blackstone Group LP (The)	7,037
173	Invesco Ltd.	6,298
124	Lazard Ltd., (Bermuda), Class A	5,606
57	Legg Mason, Inc.	2,490
99	Northern Trust Corp.	6,141
85	T. Rowe Price Group, Inc.	7,158
207	TD Ameritrade Holding Corp.	6,349

		61,050

	Commercial Banks — 4.2%
54	City National Corp.	4,272
21	Cullen/Frost Bankers, Inc.	1,545
192	East West Bancorp, Inc.	6,721
445	Fifth Third Bancorp	9,359
72	First Republic Bank	3,777
302	Huntington Bancshares, Inc.	2,913
65	M&T Bank Corp.	7,573
61	Signature Bank (a)	6,553
194	SunTrust Banks, Inc.	7,139
104	Zions Bancorporation	3,113

		52,965

	Diversified Financial Services — 0.9%
140	Moody’s Corp.	11,009

	Insurance — 5.6%
11	Alleghany Corp. (a)	4,288
96	Aon plc, (United Kingdom)	8,087
100	Axis Capital Holdings Ltd., (Bermuda)	4,747
46	Chubb Corp. (The)	4,446
155	Hartford Financial Services Group, Inc.	5,605
228	Loews Corp.	10,989
240	Marsh & McLennan Cos., Inc.	11,621
249	Old Republic International Corp.	4,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
165	Unum Group	5,783
115	W.R. Berkley Corp.	4,991
170	XL Group plc, (Ireland)	5,412

		70,262

	Real Estate Investment Trusts (REITs) — 2.7%
92	American Campus Communities, Inc.	2,964
188	American Homes 4 Rent, Class A	3,046
31	AvalonBay Communities, Inc.	3,656
77	Brixmor Property Group, Inc. (a)	1,559
117	HCP, Inc.	4,264
290	Kimco Realty Corp.	5,732
74	Rayonier, Inc.	3,107
78	Regency Centers Corp.	3,611
72	Vornado Realty Trust	6,369

		34,308

	Real Estate Management & Development — 1.0%
223	Brookfield Office Properties, Inc.	4,301
334	CBRE Group, Inc., Class A (a)	8,771

		13,072

	Thrifts & Mortgage Finance — 0.1%
166	Hudson City Bancorp, Inc.	1,568

	Total Financials	244,234

	Health Care — 9.3%
	Biotechnology — 1.1%
59	Alexion Pharmaceuticals, Inc. (a)	7,784
84	Vertex Pharmaceuticals, Inc. (a)	6,219

		14,003

	Health Care Equipment & Supplies — 0.9%
125	CareFusion Corp. (a)	4,966
94	Sirona Dental Systems, Inc. (a)	6,606

		11,572

	Health Care Providers & Services — 3.8%
91	AmerisourceBergen Corp.	6,427
208	Brookdale Senior Living, Inc. (a)	5,664
98	Cigna Corp.	8,542
160	Envision Healthcare Holdings, Inc. (a)	5,687
35	Henry Schein, Inc. (a)	3,981
126	Humana, Inc.	12,998
127	Premier, Inc., Class A (a)	4,665

		47,964

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 2.0%
186	Agilent Technologies, Inc.	10,614
212	Bruker Corp. (a)	4,195
102	Illumina, Inc. (a)	11,259

		26,068

	Pharmaceuticals — 1.5%
54	Actavis plc (a)	9,089
26	Jazz Pharmaceuticals plc, (Ireland) (a)	3,278
56	Valeant Pharmaceuticals International, Inc. (a)	6,621

		18,988

	Total Health Care	118,595

	Industrials — 16.3%
	Aerospace & Defense — 0.2%
74	DigitalGlobe, Inc. (a)	3,029

	Airlines — 0.7%
319	Delta Air Lines, Inc.	8,774

	Building Products — 1.1%
306	Fortune Brands Home & Security, Inc.	13,986

	Commercial Services & Supplies — 0.6%
67	Stericycle, Inc. (a)	7,744

	Construction & Engineering — 0.5%
80	Fluor Corp.	6,383

	Electrical Equipment — 2.9%
93	Acuity Brands, Inc.	10,134
126	AMETEK, Inc.	6,654
132	Generac Holdings, Inc.	7,471
46	Hubbell, Inc., Class B	5,035
98	Regal-Beloit Corp.	7,196

		36,490

	Industrial Conglomerates — 1.3%
213	Carlisle Cos., Inc.	16,931

	Machinery — 3.7%
149	Flowserve Corp.	11,730
108	IDEX Corp.	7,978
133	Pall Corp.	11,361
127	Rexnord Corp. (a)	3,418
64	Snap-on, Inc.	6,961
56	WABCO Holdings, Inc. (a)	5,259

		46,707

	Marine — 0.6%
80	Kirby Corp. (a)	7,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.0%
108	Equifax, Inc.	7,456
40	Towers Watson & Co., Class A	5,104

		12,560

	Road & Rail — 1.7%
44	Canadian Pacific Railway Ltd., (Canada)	6,658
329	Hertz Global Holdings, Inc. (a)	9,428
68	J.B. Hunt Transport Services, Inc.	5,287

		21,373

	Trading Companies & Distributors — 2.0%
198	Air Lease Corp.	6,142
243	HD Supply Holdings, Inc. (a)	5,827
158	MSC Industrial Direct Co., Inc., Class A	12,779

		24,748

	Total Industrials	206,695

	Information Technology — 14.3%
	Communications Equipment — 1.2%
166	Aruba Networks, Inc. (a)	2,968
211	Ciena Corp. (a)	5,037
152	CommScope Holding Co., Inc. (a)	2,872
89	Palo Alto Networks, Inc. (a)	5,132

		16,009

	Computers & Peripherals — 0.3%
39	3D Systems Corp. (a)	3,624

	Electronic Equipment, Instruments & Components — 2.3%
226	Amphenol Corp., Class A	20,151
168	Arrow Electronics, Inc. (a)	9,103

		29,254

	Internet Software & Services — 0.5%
27	LinkedIn Corp., Class A (a)	5,898

	IT Services — 2.7%
49	Alliance Data Systems Corp. (a)	12,963
157	CoreLogic, Inc. (a)	5,592
66	FleetCor Technologies, Inc. (a)	7,710
148	Jack Henry & Associates, Inc.	8,740

		35,005

	Semiconductors & Semiconductor Equipment — 4.4%
175	Analog Devices, Inc.	8,896
547	Applied Materials, Inc.	9,678
168	Avago Technologies Ltd., (Singapore)	8,870
198	KLA-Tencor Corp.	12,786
336	Xilinx, Inc.	15,442

		55,672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 2.9%
15	CommVault Systems, Inc. (a)	1,123
67	Guidewire Software, Inc. (a)	3,278
109	Red Hat, Inc. (a)	6,103
84	ServiceNow, Inc. (a)	4,716
63	Splunk, Inc. (a)	4,292
170	Synopsys, Inc. (a)	6,887
47	Tableau Software, Inc., Class A (a)	3,247
81	Workday, Inc., Class A (a)	6,736

		36,382

	Total Information Technology	181,844

	Materials — 4.9%
	Chemicals — 3.0%
71	Airgas, Inc.	7,937
117	Albemarle Corp.	7,416
34	PPG Industries, Inc.	6,411
57	Sherwin-Williams Co. (The)	10,371
70	Sigma-Aldrich Corp.	6,536

		38,671

	Containers & Packaging — 1.9%
241	Ball Corp.	12,438
54	Rock Tenn Co., Class A	5,637
120	Silgan Holdings, Inc.	5,746

		23,821

	Total Materials	62,492

	Utilities — 4.5%
	Electric Utilities — 1.4%
115	Edison International	5,307
194	Westar Energy, Inc.	6,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
208	Xcel Energy, Inc.	5,804

		17,339

	Gas Utilities — 0.7%
55	National Fuel Gas Co.	3,906
245	Questar Corp.	5,640

		9,546

	Multi-Utilities — 2.4%
246	CenterPoint Energy, Inc.	5,691
228	CMS Energy Corp.	6,094
183	NiSource, Inc.	6,020
88	Sempra Energy	7,859
119	Wisconsin Energy Corp.	4,909

		30,573

	Total Utilities	57,458

	Total Common Stocks (Cost $844,303)	1,236,991

Short-Term Investment — 5.3%
	Investment Company — 5.3%
66,929	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $66,929)	66,929

	Total Investments — 102.8% (Cost $911,232)	1,303,920
	Liabilities in Excess of Other Assets — (2.8)%	(35,255)

	NET ASSETS — 100.0%	$1,268,665

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 23.7%
	Auto Components — 1.0%
346	BorgWarner, Inc.	19,367

	Automobiles — 3.5%
733	Harley-Davidson, Inc.	50,759
104	Tesla Motors, Inc. (a)	15,640

		66,399

	Hotels, Restaurants & Leisure — 4.1%
20	Chipotle Mexican Grill, Inc. (a)	10,549
689	Hilton Worldwide Holdings, Inc. (a)	15,321
517	Norwegian Cruise Line Holdings Ltd. (a)	18,324
80	Panera Bread Co., Class A (a)	14,100
105	Wynn Resorts Ltd.	20,450

		78,744

	Household Durables — 1.4%
179	Mohawk Industries, Inc. (a)	26,653

	Internet & Catalog Retail — 1.3%
67	Netflix, Inc. (a)	24,631

	Media — 1.2%
249	Discovery Communications, Inc., Class A (a)	22,542

	Specialty Retail — 7.8%
177	Advance Auto Parts, Inc.	19,634
526	GameStop Corp., Class A	25,916
178	O’Reilly Automotive, Inc. (a)	22,962
316	Ross Stores, Inc.	23,678
302	Signet Jewelers Ltd., (Bermuda)	23,775
381	Urban Outfitters, Inc. (a)	14,150
319	Williams-Sonoma, Inc.	18,603

		148,718

	Textiles, Apparel & Luxury Goods — 3.4%
331	Lululemon Athletica, Inc., (Canada) (a)	19,515
409	Michael Kors Holdings Ltd., (Hong Kong) (a)	33,191
152	Under Armour, Inc., Class A (a)	13,243

		65,949

	Total Consumer Discretionary	453,003

	Energy — 4.8%
	Energy Equipment & Services — 0.8%
551	Frank’s International N.V., (Netherlands)	14,874

	Oil, Gas & Consumable Fuels — 4.0%
193	Antero Resources Corp. (a)	12,269
614	Cabot Oil & Gas Corp.	23,807
200	Concho Resources, Inc. (a)	21,643

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
351	Plains All American Pipeline LP	18,182

		75,901

	Total Energy	90,775

	Financials — 12.0%
	Capital Markets — 4.8%
155	Affiliated Managers Group, Inc. (a)	33,508
670	Blackstone Group LP (The)	21,108
371	Lazard Ltd., (Bermuda), Class A	16,823
622	TD Ameritrade Holding Corp.	19,046

		90,485

	Commercial Banks — 2.1%
584	East West Bancorp, Inc.	20,412
183	Signature Bank (a)	19,668

		40,080

	Diversified Financial Services — 1.7%
421	Moody’s Corp.	33,044

	Insurance — 2.0%
289	Aon plc, (United Kingdom)	24,253
299	Axis Capital Holdings Ltd., (Bermuda)	14,242

		38,495

	Real Estate Management & Development — 1.4%
1,001	CBRE Group, Inc., Class A (a)	26,316

	Total Financials	228,420

	Health Care — 14.0%
	Biotechnology — 2.2%
175	Alexion Pharmaceuticals, Inc. (a)	23,339
251	Vertex Pharmaceuticals, Inc. (a)	18,664

		42,003

	Health Care Equipment & Supplies — 1.0%
282	Sirona Dental Systems, Inc. (a)	19,817

	Health Care Providers & Services — 3.7%
625	Brookdale Senior Living, Inc. (a)	16,987
480	Envision Healthcare Holdings, Inc. (a)	17,057
210	Humana, Inc.	21,678
381	Premier, Inc., Class A (a)	13,991

		69,713

	Life Sciences Tools & Services — 4.1%
557	Agilent Technologies, Inc.	31,852
637	Bruker Corp. (a)	12,584
305	Illumina, Inc. (a)	33,783

		78,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 3.0%
162	Actavis plc (a)	27,267
78	Jazz Pharmaceuticals plc, (Ireland) (a)	9,821
169	Valeant Pharmaceuticals International, Inc. (a)	19,852

		56,940

	Total Health Care	266,692

	Industrials — 22.4%
	Aerospace & Defense — 0.5%
221	DigitalGlobe, Inc. (a)	9,076

	Airlines — 1.4%
958	Delta Air Lines, Inc.	26,327

	Building Products — 1.5%
613	Fortune Brands Home & Security, Inc.	28,023

	Commercial Services & Supplies — 1.2%
200	Stericycle, Inc. (a)	23,219

	Construction & Engineering — 1.0%
238	Fluor Corp.	19,141

	Electrical Equipment — 2.8%
278	Acuity Brands, Inc.	30,413
396	Generac Holdings, Inc.	22,407

		52,820

	Industrial Conglomerates — 1.4%
339	Carlisle Cos., Inc.	26,901

	Machinery — 4.4%
447	Flowserve Corp.	35,206
399	Pall Corp.	34,080
169	WABCO Holdings, Inc. (a)	15,768

		85,054

	Marine — 1.2%
241	Kirby Corp. (a)	23,909

	Professional Services — 0.8%
120	Towers Watson & Co., Class A	15,326

	Road & Rail — 3.4%
132	Canadian Pacific Railway Ltd., (Canada)	19,975
988	Hertz Global Holdings, Inc. (a)	28,285
205	J.B. Hunt Transport Services, Inc.	15,854

		64,114

	Trading Companies & Distributors — 2.8%
593	Air Lease Corp.	18,424
728	HD Supply Holdings, Inc. (a)	17,479
218	MSC Industrial Direct Co., Inc., Class A	17,638

		53,541

	Total Industrials	427,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 19.2%
	Communications Equipment — 2.1%
497	Aruba Networks, Inc. (a)	8,898
631	Ciena Corp. (a)	15,109
268	Palo Alto Networks, Inc. (a)	15,391

		39,398

	Computers & Peripherals — 0.6%
117	3D Systems Corp. (a)	10,854

	Electronic Equipment, Instruments & Components — 1.6%
340	Amphenol Corp., Class A	30,312

	Internet Software & Services — 0.9%
82	LinkedIn Corp., Class A (a)	17,715

	IT Services — 4.1%
148	Alliance Data Systems Corp. (a)	38,861
472	CoreLogic, Inc. (a)	16,777
198	FleetCor Technologies, Inc. (a)	23,141

		78,779

	Semiconductors & Semiconductor Equipment — 5.3%
1,642	Applied Materials, Inc.	29,040
519	Avago Technologies Ltd., (Singapore)	27,434
327	KLA-Tencor Corp.	21,078
512	Xilinx, Inc.	23,507

		101,059

	Software — 4.6%
41	CommVault Systems, Inc. (a)	3,093
200	Guidewire Software, Inc. (a)	9,829
327	Red Hat, Inc. (a)	18,310
253	ServiceNow, Inc. (a)	14,142
188	Splunk, Inc. (a)	12,876
141	Tableau Software, Inc., Class A (a)	9,733
243	Workday, Inc., Class A (a)	20,200

		88,183

	Total Information Technology	366,300

	Materials — 2.1%
	Chemicals — 2.1%
101	PPG Industries, Inc.	19,213
119	Sherwin-Williams Co. (The)	21,836

	Total Materials	41,049

	Total Common Stocks (Cost $1,280,654)	1,873,690

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
42,060	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $42,060)	42,060

	Total Investments — 100.4% (Cost $1,322,714)	1,915,750
	Liabilities in Excess of Other Assets — (0.4)%	(7,567)

	NET ASSETS — 100.0%	$1,908,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 20.1%
	Distributors — 0.5%
874	Genuine Parts Co.	72,688

	Hotels, Restaurants & Leisure — 1.9%
487	Darden Restaurants, Inc.	26,501
186	Extended Stay America, Inc. (a)	4,871
2,926	Marriott International, Inc., Class A	144,439
1,457	Yum! Brands, Inc.	110,127

		285,938

	Household Durables — 2.0%
2,179	Jarden Corp. (a)	133,698
1,084	Mohawk Industries, Inc. (a)	161,414

		295,112

	Internet & Catalog Retail — 1.6%
2,987	Expedia, Inc.	208,047
409	TripAdvisor, Inc. (a)	33,894

		241,941

	Media — 3.1%
1,815	CBS Corp. (Non-Voting), Class B	115,689
3,149	Clear Channel Outdoor Holdings, Inc., Class A	31,930
3,637	DISH Network Corp., Class A (a)	210,630
3,384	Gannett Co., Inc.	100,103

		458,352

	Multiline Retail — 2.5%
2,179	Family Dollar Stores, Inc.	141,571
4,073	Kohl’s Corp.	231,143

		372,714

	Specialty Retail — 7.0%
484	AutoZone, Inc. (a)	231,513
1,496	Bed Bath & Beyond, Inc. (a)	120,104
5,584	Gap, Inc. (The)	218,220
2,204	PetSmart, Inc.	160,354
1,009	Tiffany & Co.	93,641
2,110	TJX Cos., Inc.	134,501
1,191	Williams-Sonoma, Inc.	69,397

		1,027,730

	Textiles, Apparel & Luxury Goods — 1.5%
1,128	PVH Corp.	153,464
1,071	V.F. Corp.	66,749

		220,213

	Total Consumer Discretionary	2,974,688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.7%
	Beverages — 2.2%
1,999	Beam, Inc.	136,064
584	Brown-Forman Corp., Class B	44,167
3,087	Dr. Pepper Snapple Group, Inc.	150,390

		330,621

	Food & Staples Retailing — 1.0%
3,527	Kroger Co. (The)	139,412

	Food Products — 0.7%
1,125	Hershey Co. (The)	109,360

	Household Products — 0.8%
1,041	Energizer Holdings, Inc.	112,638

	Total Consumer Staples	692,031

	Energy — 4.6%
	Oil, Gas & Consumable Fuels — 4.6%
2,234	Energen Corp.	158,038
1,426	EQT Corp.	128,018
3,291	PBF Energy, Inc., Class A	103,545
3,787	QEP Resources, Inc.	116,067
1,674	Southwestern Energy Co. (a)	65,822
2,934	Williams Cos., Inc. (The)	113,159

	Total Energy	684,649

	Financials — 27.0%
	Capital Markets — 5.1%
2,108	Ameriprise Financial, Inc.	242,528
4,087	Invesco Ltd.	148,755
1,317	Legg Mason, Inc.	57,273
2,343	Northern Trust Corp.	145,009
2,019	T. Rowe Price Group, Inc.	169,102

		762,667

	Commercial Banks — 6.3%
1,273	City National Corp.	100,815
487	Cullen/Frost Bankers, Inc.	36,247
10,519	Fifth Third Bancorp	221,213
1,701	First Republic Bank	89,073
7,112	Huntington Bancshares, Inc.	68,634
1,552	M&T Bank Corp.	180,653
4,582	SunTrust Banks, Inc.	168,663
2,475	Zions Bancorporation	74,139

		939,437

	Insurance — 9.2%
255	Alleghany Corp. (a)	102,185
1,086	Chubb Corp. (The)	104,899

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,653	Hartford Financial Services Group, Inc.	132,356
5,386	Loews Corp.	259,801
5,681	Marsh & McLennan Cos., Inc.	274,744
5,865	Old Republic International Corp.	101,281
3,893	Unum Group	136,570
2,715	W.R. Berkley Corp.	117,805
4,013	XL Group plc, (Ireland)	127,773

		1,357,414

	Real Estate Investment Trusts (REITs) — 5.5%
2,168	American Campus Communities, Inc.	69,836
4,431	American Homes 4 Rent, Class A	71,783
725	AvalonBay Communities, Inc.	85,702
1,799	Brixmor Property Group, Inc. (a)	36,580
2,770	HCP, Inc.	100,620
6,855	Kimco Realty Corp.	135,384
1,747	Rayonier, Inc.	73,553
1,839	Regency Centers Corp.	85,158
1,694	Vornado Realty Trust	150,432

		809,048

	Real Estate Management & Development — 0.7%
5,272	Brookfield Office Properties, Inc.	101,480

	Thrifts & Mortgage Finance — 0.2%
3,902	Hudson City Bancorp, Inc.	36,798

	Total Financials	4,006,844

	Health Care — 4.7%
	Health Care Equipment & Supplies — 0.8%
2,944	CareFusion Corp. (a)	117,231

	Health Care Providers & Services — 3.9%
2,159	AmerisourceBergen Corp.	151,811
2,308	Cigna Corp.	201,880
822	Henry Schein, Inc. (a)	93,900
1,321	Humana, Inc.	136,391

		583,982

	Total Health Care	701,213

	Industrials — 10.2%
	Building Products — 0.7%
2,399	Fortune Brands Home & Security, Inc.	109,616

	Electrical Equipment — 3.0%
2,984	AMETEK, Inc.	157,186
1,092	Hubbell, Inc., Class B	118,870
2,306	Regal-Beloit Corp.	169,995

		446,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.3%
2,371	Carlisle Cos., Inc.	188,253

	Machinery — 2.9%
2,553	IDEX Corp.	188,507
2,983	Rexnord Corp. (a)	80,578
1,501	Snap-on, Inc.	164,429

		433,514

	Professional Services — 1.2%
2,550	Equifax, Inc.	176,159

	Trading Companies & Distributors — 1.1%
2,016	MSC Industrial Direct Co., Inc., Class A	163,009

	Total Industrials	1,516,602

	Information Technology — 9.6%
	Communications Equipment — 0.5%
3,575	CommScope Holding Co., Inc. (a)	67,645

	Electronic Equipment, Instruments & Components — 3.1%
2,663	Amphenol Corp., Class A	237,492
4,003	Arrow Electronics, Inc. (a)	217,149

		454,641

	IT Services — 1.4%
3,488	Jack Henry & Associates, Inc.	206,554

	Semiconductors & Semiconductor Equipment — 3.5%
4,128	Analog Devices, Inc.	210,236
2,110	KLA-Tencor Corp.	136,006
3,914	Xilinx, Inc.	179,751

		525,993

	Software — 1.1%
4,011	Synopsys, Inc. (a)	162,708

	Total Information Technology	1,417,541

	Materials — 7.8%
	Chemicals — 4.0%
1,677	Airgas, Inc.	187,549
2,764	Albemarle Corp.	175,240
396	Sherwin-Williams Co. (The)	72,738
1,642	Sigma-Aldrich Corp.	154,363

		589,890

	Containers & Packaging — 3.8%
5,693	Ball Corp.	294,080
1,267	Rock Tenn Co., Class A	133,088
2,826	Silgan Holdings, Inc.	135,701

		562,869

	Total Materials	1,152,759

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 9.1%
	Electric Utilities — 2.7%
2,706	Edison International	125,279
4,572	Westar Energy, Inc.	147,097
4,906	Xcel Energy, Inc.	137,071

		409,447

	Gas Utilities — 1.5%
1,255	National Fuel Gas Co.	89,627
5,649	Questar Corp.	129,868

		219,495

	Multi-Utilities — 4.9%
5,798	CenterPoint Energy, Inc.	134,400
5,377	CMS Energy Corp.	143,935
4,295	NiSource, Inc.	141,224
2,069	Sempra Energy	185,696
2,803	Wisconsin Energy Corp.	115,887

		721,142

	Total Utilities	1,350,084

	Total Common Stocks (Cost $9,647,629)	14,496,411

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
338,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $338,467)	338,467

	Total Investments — 100.1% (Cost $9,986,096)	14,834,878
	Liabilities in Excess of Other Assets — (0.1)%	(9,125)

	NET ASSETS — 100.0%	$14,825,753

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.5% (j)
Common Stocks — 93.9%
	Consumer Discretionary — 15.1%
	Auto Components — 0.5%
102	Dana Holding Corp.	2,008

	Diversified Consumer Services — 2.0%
69	Apollo Education Group, Inc. (a)	1,881
139	H&R Block, Inc.	4,040
143	Service Corp. International	2,591

		8,512

	Hotels, Restaurants & Leisure — 1.8%
21	Bally Technologies, Inc. (a)	1,609
16	Hyatt Hotels Corp., Class A (a)	799
131	International Game Technology	2,378
24	Marriott Vacations Worldwide Corp. (a)	1,264
64	MGM Resorts International (a)	1,511

		7,561

	Household Durables — 1.9%
21	Garmin Ltd., (Switzerland)	953
48	Jarden Corp. (a)	2,971
138	PulteGroup, Inc.	2,813
9	Whirlpool Corp.	1,456

		8,193

	Internet & Catalog Retail — 0.7%
16	Expedia, Inc.	1,108
44	HomeAway, Inc. (a)	1,799

		2,907

	Leisure Equipment & Products — 0.5%
28	Hasbro, Inc.	1,548
7	Sturm Ruger & Co., Inc.	480

		2,028

	Media — 3.0%
15	Comcast Corp., Class A	796
31	Gannett Co., Inc.	906
6	Graham Holdings Co., Class B (a)	3,980
21	Omnicom Group, Inc.	1,562
7	Regal Entertainment Group, Class A	130
18	Scripps Networks Interactive, Inc., Class A	1,571
43	Viacom, Inc., Class B	3,712

		12,657

	Multiline Retail — 0.2%
8	Dillard’s, Inc., Class A	740

	Specialty Retail — 4.1%
97	Best Buy Co., Inc.	3,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
84	GameStop Corp., Class A	4,116
25	Guess?, Inc.	788
46	Lowe’s Cos., Inc.	2,302
192	Office Depot, Inc. (a)	1,018
11	O’Reilly Automotive, Inc. (a)	1,365
248	Staples, Inc.	3,946

		17,422

	Textiles, Apparel & Luxury Goods — 0.4%
27	Hanesbrands, Inc.	1,880

	Total Consumer Discretionary	63,908

	Consumer Staples — 7.9%
	Beverages — 0.9%
68	Molson Coors Brewing Co., Class B	3,841

	Food & Staples Retailing — 2.2%
84	Kroger Co. (The)	3,329
344	Rite Aid Corp. (a)	1,738
65	Safeway, Inc.	2,118
40	Walgreen Co.	2,318

		9,503

	Food Products — 2.4%
96	Archer-Daniels-Midland Co.	4,146
176	Pilgrim’s Pride Corp. (a)	2,861
19	Sanderson Farms, Inc.	1,387
49	Tyson Foods, Inc., Class A	1,654

		10,048

	Household Products — 1.0%
37	Energizer Holdings, Inc.	4,057

	Personal Products — 0.8%
23	Herbalife Ltd., (Cayman Islands)	1,825
12	Nu Skin Enterprises, Inc., Class A	1,711

		3,536

	Tobacco — 0.6%
29	Altria Group, Inc.	1,131
25	Lorillard, Inc.	1,248

		2,379

	Total Consumer Staples	33,364

	Energy — 7.2%
	Energy Equipment & Services — 2.0%
56	Diamond Offshore Drilling, Inc.	3,165
20	Ensco plc, (United Kingdom), Class A	1,164
25	Helix Energy Solutions Group, Inc. (a)	586

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Energy Equipment & Services — Continued
91	Nabors Industries Ltd., (Bermuda)	1,544
14	Oil States International, Inc. (a)	1,428
16	Rowan Cos. plc, Class A (a)	564

		8,451

	Oil, Gas & Consumable Fuels — 5.2%
43	Anadarko Petroleum Corp.	3,433
8	Chevron Corp.	943
20	ConocoPhillips	1,404
32	Devon Energy Corp.	1,961
234	Kosmos Energy Ltd., (Bermuda) (a)	2,621
8	Marathon Petroleum Corp.	722
30	Newfield Exploration Co. (a)	738
29	Oasis Petroleum, Inc. (a)	1,385
29	Phillips 66	2,210
61	Tesoro Corp.	3,579
15	Whiting Petroleum Corp. (a)	948
46	World Fuel Services Corp.	1,983

		21,927

	Total Energy	30,378

	Financials — 5.6%
	Capital Markets — 0.2%
6	Ameriprise Financial, Inc.	648

	Commercial Banks — 1.0%
37	East West Bancorp, Inc.	1,281
174	Huntington Bancshares, Inc.	1,681
109	Regions Financial Corp.	1,076

		4,038

	Consumer Finance — 0.6%
26	Discover Financial Services	1,430
39	SLM Corp.	1,036

		2,466

	Diversified Financial Services — 0.5%
31	Citigroup, Inc.	1,615
8	Moody’s Corp.	597

		2,212

	Insurance — 1.5%
34	Allstate Corp. (The)	1,879
14	Aspen Insurance Holdings Ltd., (Bermuda)	579
9	Everest Re Group Ltd., (Bermuda)	1,326
13	HCC Insurance Holdings, Inc.	593
17	Prudential Financial, Inc.	1,529
7	Travelers Cos., Inc. (The)	624

		6,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.5%
38	Brandywine Realty Trust	538
22	CBL & Associates Properties, Inc.	397
12	Highwoods Properties, Inc.	436
170	RLJ Lodging Trust	4,131
6	SL Green Realty Corp.	514
15	Weingarten Realty Investors	403

		6,419

	Thrifts & Mortgage Finance — 0.3%
22	Ocwen Financial Corp. (a)	1,205

	Total Financials	23,518

	Health Care — 11.6%
	Biotechnology — 2.5%
18	Amgen, Inc.	2,110
12	Gilead Sciences, Inc. (a)	911
65	PDL BioPharma, Inc.	551
39	United Therapeutics Corp. (a)	4,357
32	Vertex Pharmaceuticals, Inc. (a)	2,412

		10,341

	Health Care Equipment & Supplies — 3.6%
20	Align Technology, Inc. (a)	1,120
12	Becton, Dickinson & Co.	1,281
31	Boston Scientific Corp. (a)	370
104	CareFusion Corp. (a)	4,130
74	Medtronic, Inc.	4,261
55	Stryker Corp.	4,110

		15,272

	Health Care Providers & Services — 4.2%
48	AmerisourceBergen Corp.	3,360
23	Cigna Corp.	1,993
24	McKesson Corp.	3,886
72	Omnicare, Inc.	4,367
46	WellPoint, Inc.	4,234

		17,840

	Pharmaceuticals — 1.3%
22	Endo Health Solutions, Inc. (a)	1,463
132	Pfizer, Inc.	4,029

		5,492

	Total Health Care	48,945

	Industrials — 16.6%
	Aerospace & Defense — 2.8%
28	Boeing Co. (The)	3,873
15	Esterline Technologies Corp. (a)	1,509

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
		Aerospace & Defense — Continued
19		Northrop Grumman Corp.	2,219
6		Raytheon Co.	578
58		Spirit Aerosystems Holdings, Inc., Class A (a)	1,990
10		TransDigm Group, Inc.	1,660

			11,829

		Air Freight & Logistics — 0.1%
2		United Parcel Service, Inc., Class B	255

		Airlines — 0.9%
9		Alaska Air Group, Inc.	635
71		Delta Air Lines, Inc.	1,962
58		Southwest Airlines Co.	1,093

			3,690

		Building Products — 0.1%
10		Allegion plc, (Ireland) (a)	443

		Commercial Services & Supplies — 2.2%
207		Pitney Bowes, Inc.	4,825
231		R.R. Donnelley & Sons Co.	4,685

			9,510

		Construction & Engineering — 2.0%
134		AECOM Technology Corp. (a)	3,954
30		EMCOR Group, Inc.	1,254
16		Fluor Corp.	1,320
36		URS Corp.	1,893

			8,421

		Electrical Equipment — 0.5%
30		EnerSys, Inc.	2,075

		Machinery — 5.2%
21		AGCO Corp.	1,268
35		Briggs & Stratton Corp.	760
16		Crane Co.	1,046
56		IDEX Corp.	4,158
30		Ingersoll-Rand plc, (Ireland)	1,851
97		ITT Corp.	4,229
81		Oshkosh Corp.	4,086
16		Parker Hannifin Corp.	2,119
—	(h)	Standex International Corp.	25
63		Terex Corp.	2,664

			22,206

		Professional Services — 2.8%
35		Dun & Bradstreet Corp. (The)	4,241
52		Manpowergroup, Inc.	4,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
25	Towers Watson & Co., Class A	3,200

		11,914

	Total Industrials	70,343

	Information Technology — 20.2%
	Communications Equipment — 2.9%
18	Aruba Networks, Inc. (a)	316
461	Brocade Communications Systems, Inc. (a)	4,087
71	Cisco Systems, Inc.	1,598
21	Harris Corp.	1,443
357	Polycom, Inc. (a)	4,006
18	Ubiquiti Networks, Inc. (a)	820

		12,270

	Computers & Peripherals — 4.4%
148	Hewlett-Packard Co.	4,150
117	Lexmark International, Inc., Class A	4,166
96	NetApp, Inc.	3,947
37	Seagate Technology plc, (Ireland)	2,059
51	Western Digital Corp.	4,303

		18,625

	Internet Software & Services — 2.1%
6	Twitter, Inc. (a)	388
71	VeriSign, Inc. (a)	4,249
109	Yahoo!, Inc. (a)	4,397

		9,034

	IT Services — 2.5%
99	Amdocs Ltd.	4,102
79	Computer Sciences Corp.	4,433
11	Jack Henry & Associates, Inc.	650
31	NeuStar, Inc., Class A (a)	1,526

		10,711

	Office Electronics — 0.5%
109	Xerox Corp.	1,324
11	Zebra Technologies Corp., Class A (a)	573

		1,897

	Semiconductors & Semiconductor Equipment — 2.7%
37	Broadcom Corp., Class A	1,082
23	KLA-Tencor Corp.	1,486
58	Lam Research Corp. (a)	3,180
292	Marvell Technology Group Ltd., (Bermuda)	4,201
84	NVIDIA Corp.	1,352

		11,301

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Software — 5.1%
256	Activision Blizzard, Inc.	4,573
81	CA, Inc.	2,737
109	Cadence Design Systems, Inc. (a)	1,534
86	Microsoft Corp.	3,228
50	Oracle Corp.	1,902
16	PTC, Inc. (a)	575
202	Rovi Corp. (a)	3,974
83	Symantec Corp.	1,946
57	Take-Two Interactive Software, Inc. (a)	998

		21,467

	Total Information Technology	85,305

	Materials — 5.5%
	Chemicals — 0.6%
49	Huntsman Corp.	1,217
21	Scotts Miracle-Gro Co. (The), Class A	1,322

		2,539

	Containers & Packaging — 2.6%
21	Ball Corp.	1,067
22	Greif, Inc., Class A	1,174
33	Owens-Illinois, Inc. (a)	1,191
25	Packaging Corp. of America	1,606
121	Sealed Air Corp.	4,121
38	Silgan Holdings, Inc.	1,817

		10,976

	Metals & Mining — 1.0%
16	Reliance Steel & Aluminum Co.	1,224
37	Steel Dynamics, Inc.	715
22	SunCoke Energy, Inc. (a)	505
43	Worthington Industries, Inc.	1,790

		4,234

	Paper & Forest Products — 1.3%
35	Domtar Corp., (Canada)	3,323
50	Louisiana-Pacific Corp. (a)	933
26	Schweitzer-Mauduit International, Inc.	1,326

		5,582

	Total Materials	23,331

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.2%
106	AT&T, Inc.	3,725
227	Frontier Communications Corp.	1,055
3	Verizon Communications, Inc.	126

		4,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.2%
27	T-Mobile US, Inc. (a)	918

	Total Telecommunication Services	5,824

	Utilities — 2.8%
	Gas Utilities — 1.3%
24	AGL Resources, Inc.	1,116
102	UGI Corp.	4,212

		5,328

	Independent Power Producers & Energy Traders — 1.5%
273	AES Corp.	3,966
113	Calpine Corp. (a)	2,211

		6,177

	Multi-Utilities — 0.0% (g)
5	Ameren Corp.	190

	Total Utilities	11,695

	Total Common Stocks (Cost $316,685)	396,611

Short-Term Investment — 6.6%
	Investment Company — 6.6%
27,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $27,757)	27,757

	Total Investments — 100.5% (Cost $344,442)	424,368
	Liabilities in Excess of Other Assets — (0.5)%	(2,249)

	NET ASSETS — 100.0%	$422,119

Short Positions — 93.0%
Common Stocks — 93.0%
	Consumer Discretionary — 14.0%
	Automobiles — 0.8%
20	Harley-Davidson, Inc.	1,362
14	Tesla Motors, Inc. (a)	2,060

		3,422

	Distributors — 0.2%
25	LKQ Corp. (a)	811

	Hotels, Restaurants & Leisure — 4.2%
104	Carnival Corp.	4,198
35	Choice Hotels International, Inc.	1,698
74	Darden Restaurants, Inc.	4,033
16	Marriott International, Inc., Class A	807
5	McDonald’s Corp.	521
114	Norwegian Cruise Line Holdings Ltd. (a)	4,044
32	Yum! Brands, Inc.	2,397

		17,698

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Household Durables — 0.6%
66	D.R. Horton, Inc. (a)	1,469
22	Tempur Sealy International, Inc. (a)	1,213

		2,682

	Media — 2.7%
32	Charter Communications, Inc., Class A (a)	4,325
19	Discovery Communications, Inc., Class A (a)	1,713
41	DreamWorks Animation SKG, Inc., Class A (a)	1,459
13	Lamar Advertising Co., Class A (a)	698
9	Liberty Global plc, (United Kingdom), Class A (a)	782
505	Sirius XM Holdings, Inc. (a)	1,763
23	Thomson Reuters Corp.	868

		11,608

	Multiline Retail — 1.4%
58	Family Dollar Stores, Inc.	3,772
228	J.C. Penney Co., Inc. (a)	2,083

		5,855

	Specialty Retail — 2.5%
53	Sally Beauty Holdings, Inc. (a)	1,590
36	Signet Jewelers Ltd., (Bermuda)	2,825
45	Tractor Supply Co.	3,519
25	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,424

		10,358

	Textiles, Apparel & Luxury Goods — 1.6%
109	Fifth & Pacific Cos., Inc. (a)	3,494
12	Lululemon Athletica, Inc., (Canada) (a)	685
29	Under Armour, Inc., Class A (a)	2,530

		6,709

	Total Consumer Discretionary	59,143

	Consumer Staples — 8.2%
	Beverages — 2.5%
62	Beam, Inc.	4,193
60	Brown-Forman Corp., Class B	4,507
26	Monster Beverage Corp. (a)	1,785

		10,485

	Food & Staples Retailing — 1.9%
18	PriceSmart, Inc.	2,031
59	United Natural Foods, Inc. (a)	4,467
25	Whole Foods Market, Inc.	1,453

		7,951

	Food Products — 2.6%
138	Flowers Foods, Inc.	2,965
53	Hain Celestial Group, Inc. (The) (a)	4,818

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
12	Hormel Foods Corp.	543
25	McCormick & Co., Inc. (Non-Voting)	1,753
31	Mondelez International, Inc., Class A	1,080

		11,159

	Household Products — 0.2%
11	Procter & Gamble Co. (The)	884

	Personal Products — 1.0%
39	Coty, Inc., Class A	593
49	Estee Lauder Cos., Inc. (The), Class A	3,719

		4,312

	Total Consumer Staples	34,791

	Energy — 8.3%
	Energy Equipment & Services — 1.8%
24	Dresser-Rand Group, Inc. (a)	1,441
30	FMC Technologies, Inc. (a)	1,586
479	McDermott International, Inc. (a)	4,389

		7,416

	Oil, Gas & Consumable Fuels — 6.5%
7	Cimarex Energy Co.	749
38	Concho Resources, Inc. (a)	4,147
108	CONSOL Energy, Inc.	4,100
22	Energen Corp.	1,544
71	Golar LNG Ltd., (Bermuda)	2,578
23	Gulfport Energy Corp. (a)	1,475
43	Kodiak Oil & Gas Corp. (a)	481
136	Laredo Petroleum Holdings, Inc. (a)	3,762
48	Range Resources Corp.	4,010
2	SM Energy Co.	166
53	Spectra Energy Corp.	1,885
22	Williams Cos., Inc. (The)	850
86	WPX Energy, Inc. (a)	1,744

		27,491

	Total Energy	34,907

	Financials — 6.5%
	Capital Markets — 1.2%
173	Ares Capital Corp.	3,081
22	T. Rowe Price Group, Inc.	1,858

		4,939

	Commercial Banks — 1.4%
146	TCF Financial Corp.	2,373
364	Valley National Bancorp	3,687

		6,060

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Diversified Financial Services — 0.3%
18	CME Group, Inc.	1,429

	Insurance — 1.9%
2	Alleghany Corp. (a)	746
29	Cincinnati Financial Corp.	1,501
3	Markel Corp. (a)	1,973
16	Marsh & McLennan Cos., Inc.	778
119	MBIA, Inc. (a)	1,423
34	Mercury General Corp.	1,668

		8,089

	Real Estate Investment Trusts (REITs) — 1.3%
197	American Capital Agency Corp.	3,792
165	Annaly Capital Management, Inc.	1,644

		5,436

	Thrifts & Mortgage Finance — 0.4%
105	People’s United Financial, Inc.	1,593

	Total Financials	27,546

	Health Care — 11.4%
	Biotechnology — 1.3%
7	Biogen Idec, Inc. (a)	1,909
75	Cepheid, Inc. (a)	3,482

		5,391

	Health Care Equipment & Supplies — 2.7%
32	Cooper Cos., Inc. (The)	3,935
22	DENTSPLY International, Inc.	1,051
14	HeartWare International, Inc. (a)	1,310
2	Intuitive Surgical, Inc. (a)	852
44	Teleflex, Inc.	4,153

		11,301

	Health Care Providers & Services — 4.5%
159	Brookdale Senior Living, Inc. (a)	4,318
87	Catamaran Corp. (a)	4,141
47	DaVita HealthCare Partners, Inc. (a)	2,978
6	HCA Holdings, Inc. (a)	277
22	Quest Diagnostics, Inc.	1,194
50	Team Health Holdings, Inc. (a)	2,279
59	Tenet Healthcare Corp. (a)	2,473
15	Universal Health Services, Inc., Class B	1,197

		18,857

	Health Care Technology — 1.0%
32	athenahealth, Inc. (a)	4,277

	Life Sciences Tools & Services — 0.2%
20	PerkinElmer, Inc.	822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.7%
46	Bristol-Myers Squibb Co.	2,422
16	Perrigo Co. plc	2,497
78	Zoetis, Inc.	2,533

		7,452

	Total Health Care	48,100

	Industrials — 17.6%
	Aerospace & Defense — 3.1%
15	B/E Aerospace, Inc. (a)	1,342
57	DigitalGlobe, Inc. (a)	2,334
62	Hexcel Corp. (a)	2,779
10	Precision Castparts Corp.	2,730
52	Triumph Group, Inc.	3,971

		13,156

	Building Products — 0.8%
26	Armstrong World Industries, Inc. (a)	1,497
48	Owens Corning (a)	1,940

		3,437

	Commercial Services & Supplies — 4.6%
72	Clean Harbors, Inc. (a)	4,292
125	Copart, Inc. (a)	4,572
47	Covanta Holding Corp.	840
66	Iron Mountain, Inc.	1,992
46	Republic Services, Inc.	1,525
7	Rollins, Inc.	219
15	Stericycle, Inc. (a)	1,734
50	Waste Connections, Inc.	2,166
46	Waste Management, Inc.	2,072

		19,412

	Construction & Engineering — 1.0%
136	Quanta Services, Inc. (a)	4,306

	Electrical Equipment — 0.4%
16	Acuity Brands, Inc.	1,706

	Machinery — 3.2%
12	Chart Industries, Inc. (a)	1,185
23	Graco, Inc.	1,769
151	Harsco Corp.	4,229
58	Joy Global, Inc.	3,419
26	PACCAR, Inc.	1,561
27	Woodward, Inc.	1,214

		13,377

	Marine — 0.5%
22	Kirby Corp. (a)	2,213

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Professional Services — 1.2%
27	Advisory Board Co. (The) (a)	1,691
14	IHS, Inc., Class A (a)	1,713
23	Verisk Analytics, Inc., Class A (a)	1,492

		4,896

	Road & Rail — 0.9%
26	Genesee & Wyoming, Inc., Class A (a)	2,518
18	Ryder System, Inc.	1,329

		3,847

	Trading Companies & Distributors — 1.9%
84	Fastenal Co.	4,000
26	GATX Corp.	1,345
16	MSC Industrial Direct Co., Inc., Class A	1,304
30	Textainer Group Holdings Ltd., (Bermuda)	1,215

		7,864

	Total Industrials	74,214

	Information Technology — 19.1%
	Communications Equipment — 1.6%
12	F5 Networks, Inc. (a)	1,131
68	JDS Uniphase Corp. (a)	883
16	NETGEAR, Inc. (a)	523
63	ViaSat, Inc. (a)	3,919

		6,456

	Computers & Peripherals — 2.0%
117	NCR Corp. (a)	3,968
33	Stratasys Ltd. (a)	4,508

		8,476

	Electronic Equipment, Instruments & Components — 3.6%
30	Arrow Electronics, Inc. (a)	1,601
61	Ingram Micro, Inc., Class A (a)	1,436
46	IPG Photonics Corp. (a)	3,564
126	National Instruments Corp.	4,035
127	Trimble Navigation Ltd. (a)	4,421

		15,057

	Internet Software & Services — 1.9%
35	Akamai Technologies, Inc. (a)	1,645
17	eBay, Inc. (a)	933
8	Equinix, Inc. (a)	1,344
108	Rackspace Hosting, Inc. (a)	4,217

		8,139

	IT Services — 2.6%
22	Automatic Data Processing, Inc.	1,805
9	FleetCor Technologies, Inc. (a)	1,035

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
34	MAXIMUS, Inc.	1,496
97	Paychex, Inc.	4,425
22	Teradata Corp. (a)	985
48	VeriFone Systems, Inc. (a)	1,283

		11,029

	Semiconductors & Semiconductor Equipment — 2.7%
74	Avago Technologies Ltd., (Singapore)	3,935
48	Microchip Technology, Inc.	2,155
42	Silicon Laboratories, Inc. (a)	1,802
276	SunEdison, Inc. (a)	3,601

		11,493

	Software — 4.7%
4	Citrix Systems, Inc. (a)	241
1	Compuware Corp.	7
11	FactSet Research Systems, Inc.	1,238
65	Fortinet, Inc. (a)	1,244
21	Guidewire Software, Inc. (a)	1,027
26	NetSuite, Inc. (a)	2,722
37	Red Hat, Inc. (a)	2,086
84	Salesforce.com, Inc. (a)	4,612
27	ServiceNow, Inc. (a)	1,516
9	Tyler Technologies, Inc. (a)	919
28	Ultimate Software Group, Inc. (The) (a)	4,317

		19,929

	Total Information Technology	80,579

	Materials — 4.3%
	Chemicals — 2.8%
16	Air Products & Chemicals, Inc.	1,812
8	Airgas, Inc.	847
56	FMC Corp.	4,227
21	Mosaic Co. (The)	982
30	Praxair, Inc.	3,929

		11,797

	Construction Materials — 0.5%
30	Eagle Materials, Inc.	2,333

	Containers & Packaging — 0.4%
42	MeadWestvaco Corp.	1,552

	Metals & Mining — 0.6%
5	Allegheny Technologies, Inc.	169
56	Allied Nevada Gold Corp. (a)	199
19	Carpenter Technology Corp.	1,189
37	Newmont Mining Corp.	859

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Metals & Mining — Continued
3	Nucor Corp.	180

		2,596

	Total Materials	18,278

	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
18	Crown Castle International Corp. (a)	1,357
112	Sprint Corp. (a)	1,200

	Total Telecommunication Services	2,557

	Utilities — 3.0%
	Electric Utilities — 0.7%
23	OGE Energy Corp.	786
39	Southern Co. (The)	1,599
27	Xcel Energy, Inc.	763

		3,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
45	ONEOK, Inc.	2,827
24	Piedmont Natural Gas Co., Inc.	793

		3,620

	Independent Power Producers & Energy Traders — 0.3%
40	NRG Energy, Inc.	1,149

	Multi-Utilities — 1.1%
42	Dominion Resources, Inc.	2,701
62	NiSource, Inc.	2,050

		4,751

	Total Utilities	12,668

	Total Short Positions (Proceeds $349,840)	$392,783

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(13)	E-mini S&P 500	03/21/14	$(1,197)	$(40)
(18)	S&P Mid Cap 400	03/21/14	(2,411)	(77)

				$(117)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.0%
	Consumer Discretionary — 16.3%
	Distributors — 0.4%
274	Genuine Parts Co.	22,819

	Hotels, Restaurants & Leisure — 1.6%
538	Brinker International, Inc.	24,908
1,014	ClubCorp Holdings, Inc.	17,994
712	Hilton Worldwide Holdings, Inc. (a)	15,835
559	Marriott International, Inc., Class A	27,612

		86,349

	Household Durables — 0.5%
1,180	Brookfield Residential Properties, Inc., (Canada) (a)	28,533

	Internet & Catalog Retail — 1.4%
1,053	Expedia, Inc.	73,380

	Media — 4.2%
443	CBS Corp. (Non-Voting), Class B	28,218
866	Clear Channel Outdoor Holdings, Inc., Class A	8,777
645	DIRECTV (a)	44,570
1,270	DISH Network Corp., Class A (a)	73,564
1,200	Entercom Communications Corp., Class A (a)	12,617
1,378	Gannett Co., Inc.	40,747
133	Time Warner Cable, Inc.	17,967

		226,460

	Multiline Retail — 1.5%
1,484	Kohl’s Corp.	84,234

	Specialty Retail — 5.9%
176	AutoZone, Inc. (a)	83,936
771	Bed Bath & Beyond, Inc. (a)	61,927
673	Best Buy Co., Inc.	26,843
1,470	Gap, Inc. (The)	57,452
378	Home Depot, Inc. (The)	31,158
821	PetSmart, Inc.	59,760

		321,076

	Textiles, Apparel & Luxury Goods — 0.8%
643	Hanesbrands, Inc.	45,155

	Total Consumer Discretionary	888,006

	Consumer Staples — 5.6%
	Beverages — 1.9%
386	Diageo plc, (United Kingdom), ADR	51,167
1,107	Dr. Pepper Snapple Group, Inc.	53,946

		105,113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.8%
782	Walgreen Co.	44,941
686	Wal-Mart Stores, Inc.	53,989

		98,930

	Food Products — 0.5%
354	TreeHouse Foods, Inc. (a)	24,376

	Household Products — 1.4%
956	Procter & Gamble Co. (The)	77,836

	Total Consumer Staples	306,255

	Energy — 9.4%
	Oil, Gas & Consumable Fuels — 9.4%
1,202	Devon Energy Corp.	74,349
2,358	Exxon Mobil Corp.	238,579
453	NuStar GP Holdings LLC	12,734
1,057	PBF Energy, Inc., Class A	33,267
778	Phillips 66	59,976
878	QEP Resources, Inc.	26,905
934	Southwestern Energy Co. (a)	36,727
639	Teekay Corp., (Bermuda)	30,659

	Total Energy	513,196

	Financials — 30.2%
	Capital Markets — 3.2%
304	Ameriprise Financial, Inc.	35,021
1,467	Legg Mason, Inc.	63,790
740	Northern Trust Corp.	45,781
393	T. Rowe Price Group, Inc.	32,930

		177,522

	Commercial Banks — 8.9%
506	First Republic Bank	26,504
429	M&T Bank Corp.	49,927
1,034	National Bank Holdings Corp., Class A	22,120
624	PNC Financial Services Group, Inc. (The)	48,394
1,366	SunTrust Banks, Inc.	50,279
1,515	U.S. Bancorp	61,222
4,956	Wells Fargo & Co.	224,998

		483,444

	Consumer Finance — 2.1%
1,500	Capital One Financial Corp.	114,946

	Diversified Financial Services — 2.8%
5,879	Bank of America Corp.	91,536
1,209	Citigroup, Inc.	62,977

		154,513

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 9.5%
111		Aflac, Inc.	7,435
46		Alleghany Corp. (a)	18,380
132		Allied World Assurance Co. Holdings AG, (Switzerland)	14,835
1,332		American International Group, Inc.	68,014
—	(h)	Berkshire Hathaway, Inc., Class A (a)	19,569
1,508		Hartford Financial Services Group, Inc.	54,649
1,971		Loews Corp.	95,064
882		Marsh & McLennan Cos., Inc.	42,649
1,170		Old Republic International Corp.	20,209
727		Prudential Financial, Inc.	67,062
545		Travelers Cos., Inc. (The)	49,362
1,226		Unum Group	42,994
374		W.R. Berkley Corp.	16,228

			516,450

		Real Estate Investment Trusts (REITs) — 2.8%
892		American Homes 4 Rent, Class A	14,450
1,113		American Residential Properties, Inc. (a)	19,105
863		Brixmor Property Group, Inc. (a)	17,543
924		Excel Trust, Inc.	10,524
749		Kimco Realty Corp.	14,789
1,021		Rayonier, Inc.	42,976
1,222		Starwood Property Trust, Inc.	33,838

			153,225

		Real Estate Management & Development — 0.5%
739		Brookfield Asset Management, Inc., (Canada), Class A	28,684

		Thrifts & Mortgage Finance — 0.4%
2,339		Hudson City Bancorp, Inc.	22,052

		Total Financials	1,650,836

		Health Care — 9.3%
		Health Care Providers & Services — 1.7%
255		Humana, Inc.	26,311
397		National Healthcare Corp.	21,396
602		UnitedHealth Group, Inc.	45,331

			93,038

		Pharmaceuticals — 7.6%
974		Bristol-Myers Squibb Co.	51,772
992		Johnson & Johnson	90,830
1,878		Merck & Co., Inc.	93,994
3,854		Pfizer, Inc.	118,032
515		Valeant Pharmaceuticals International, Inc. (a)	60,473

			415,101

		Total Health Care	508,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 5.7%
	Aerospace & Defense — 1.4%
660	United Technologies Corp.	75,154

	Industrial Conglomerates — 1.0%
667	Carlisle Cos., Inc.	52,930

	Machinery — 1.7%
675	Dover Corp.	65,194
351	Illinois Tool Works, Inc.	29,478

		94,672

	Professional Services — 1.0%
803	Equifax, Inc.	55,472

	Road & Rail — 0.6%
212	Union Pacific Corp.	35,566

	Total Industrials	313,794

	Information Technology — 6.1%
	Communications Equipment — 2.1%
3,308	Cisco Systems, Inc.	74,273
522	QUALCOMM, Inc.	38,792

		113,065

	Computers & Peripherals — 0.9%
1,842	Hewlett-Packard Co.	51,539

	Semiconductors & Semiconductor Equipment — 2.4%
889	Analog Devices, Inc.	45,267
560	KLA-Tencor Corp.	36,110
1,124	Texas Instruments, Inc.	49,359

		130,736

	Software — 0.7%
1,032	Microsoft Corp.	38,639

	Total Information Technology	333,979

	Materials — 3.0%
	Chemicals — 0.5%
425	Albemarle Corp.	26,966

	Construction Materials — 0.7%
365	Martin Marietta Materials, Inc.	36,474

	Containers & Packaging — 1.4%
775	Ball Corp.	40,021
332	Rock Tenn Co., Class A	34,811

		74,832

	Metals & Mining — 0.4%
289	Compass Minerals International, Inc.	23,126

	Total Materials	161,398

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
1,357	Vodafone Group plc, (United Kingdom), ADR	53,359

	Utilities — 6.4%
	Electric Utilities — 4.5%
756	American Electric Power Co., Inc.	35,331
676	Duke Energy Corp.	46,671
845	Edison International	39,116
717	NextEra Energy, Inc.	61,390
438	Northeast Utilities	18,558
1,599	Xcel Energy, Inc.	44,679

		245,745

	Multi-Utilities — 1.9%
1,169	CenterPoint Energy, Inc.	27,107
564	NiSource, Inc.	18,544
664	Sempra Energy	59,574

		105,225

	Total Utilities	350,970

	Total Common Stocks (Cost $4,088,705)	5,079,932

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.4%
	Investment Company — 6.4%
347,203	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $347,203)	347,203

	Total Investments — 99.4% (Cost $4,435,908)	5,427,135
	Other Assets in Excess of Liabilities — 0.6%	31,577

	NET ASSETS — 100.0%	$5,458,712

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$2,876,524	$1,006,890		$1,236,991	$1,873,690
Investments in affiliates, at value	81,356	22,556		66,929	42,060

Total investment securities, at value	2,957,880	1,029,446		1,303,920	1,915,750
Receivables:
Investment securities sold	—	591		540	—
Fund shares sold	7,901	325		3,359	5,313
Dividends from non-affiliates	630	735		868	474
Dividends from affiliates	1	—	(a)	1	1
Other Assets	—	12		—	—

Total Assets	2,966,412	1,031,109		1,308,688	1,921,538

LIABILITIES:
Payables:
Investment securities purchased	9,787	976		34,409	1,333
Fund shares redeemed	1,412	116		4,430	9,476
Accrued liabilities:
Investment advisory fees	1,559	559		672	906
Administration fees	203	40		6	—
Shareholder servicing fees	365	62		6	322
Distribution fees	158	9		21	169
Custodian and accounting fees	20	20		15	25
Trustees’ and Chief Compliance Officer’s fees	3	2		1	2
Transfer agent fees	15	15		346	998
Other	8	9		117	124

Total Liabilities	13,530	1,808		40,023	13,355

Net Assets	$2,952,882	$1,029,301		$1,268,665	$1,908,183

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$2,026,222	$831,023	$863,197	$1,268,947
Accumulated undistributed (distributions in excess of) net investment income	(2,590)	336	(92)	(3,849)
Accumulated net realized gains (losses)	44,092	10,938	12,872	50,049
Net unrealized appreciation (depreciation)	885,158	187,004	392,688	593,036

Total Net Assets	$2,952,882	$1,029,301	$1,268,665	$1,908,183

Net Assets:
Class A	$511,230	$40,331	$60,527	$698,868
Class B	2,532	—	—	6,948
Class C	92,171	1,525	15,258	29,739
Class R2	—	441	—	631
Class R5	1,250,877	84	—	25,345
Class R6	50	581,842	—	59,986
Select Class	1,096,022	405,078	1,192,880	1,086,666

Total	$2,952,882	$1,029,301	$1,268,665	$1,908,183

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	37,552	1,873	1,457	27,588
Class B	204	—	—	388
Class C	7,410	71	372	1,379
Class R2	—	21	—	23
Class R5	89,604	4	—	903
Class R6	3	26,838	—	2,135
Select Class	79,153	18,723	28,593	38,872

Net Asset Value (a):
Class A — Redemption price per share	$13.61	$21.53	$41.54	$25.33
Class B — Offering price per share (b)	12.43	—	—	17.92
Class C — Offering price per share (b)	12.44	21.34	40.99	21.57
Class R2 — Offering and redemption price per share	—	21.44	—	27.24
Class R5 — Offering and redemption price per share	13.96	21.69	—	28.06
Class R6 — Offering and redemption price per share	13.96	21.68	—	28.09
Select Class — Offering and redemption price per share	13.85	21.64	41.72	27.96
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.36	$22.72	$43.84	$26.73

Cost of investments in non-affiliates	$1,991,366	$819,886	$844,303	$1,280,654
Cost of investments in affiliates	81,356	22,556	66,929	42,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,496,411	$396,611	$5,079,932
Investments in affiliates, at value	338,467	27,757	347,203

Total investment securities, at value	14,834,878	424,368	5,427,135
Cash	—	211	—
Deposits at broker for securities sold short	—	389,953	—
Deposits at broker for futures contracts	—	370	—
Receivables:
Investment securities sold	17,423	800	43,759
Fund shares sold	17,230	3	17,418
Dividends from non-affiliates	17,091	423	7,129
Dividends from affiliates	6	1	6

Total Assets	14,886,628	816,129	5,495,447

LIABILITIES:
Payables:
Securities sold short, at value	—	392,783	—
Dividend expense to non-affiliates on securities sold short	—	467	—
Investment securities purchased	17,282	23	30,822
Interest expense to non-affiliates on securities sold short	—	77	—
Fund shares redeemed	31,136	120	1,753
Variation margin on futures contracts	—	10	—
Accrued liabilities:
Investment advisory fees	7,537	412	2,821
Shareholder servicing fees	1,371	—	665
Distribution fees	1,102	9	429
Custodian and accounting fees	122	24	41
Trustees’ and Chief Compliance Officer’s fees	18	1	8
Other	2,307	84	196

Total Liabilities	60,875	394,010	36,735

Net Assets	$14,825,753	$422,119	$5,458,712

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,929,544	$451,127	$4,430,257
Accumulated undistributed (distributions in excess of) net investment income	2,640	(4,473)	(881)
Accumulated net realized gains (losses)	44,787	(61,401)	38,109
Net unrealized appreciation (depreciation)	4,848,782	36,866	991,227

Total Net Assets	$14,825,753	$422,119	$5,458,712

Net Assets:
Class A	$3,333,576	$13,110	$1,212,340
Class B	12,570	252	—
Class C	589,548	9,738	293,855
Class R2	67,511	—	—
Institutional Class	8,027,191	—	2,166,564
Select Class	2,795,357	399,019	1,785,953

Total	$14,825,753	$422,119	$5,458,712

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	96,564	1,320	44,795
Class B	371	27	—
Class C	17,534	1,031	10,855
Class R2	2,013	—	—
Institutional Class	228,592	—	79,790
Select Class	80,312	39,510	65,799

Net Asset Value (a):
Class A — Redemption price per share	$34.52	$9.93	$27.06
Class B — Offering price per share (b)	33.87	9.43	—
Class C — Offering price per share (b)	33.62	9.44	27.07
Class R2 — Offering and redemption price per share	33.53	—	—
Institutional Class — Offering and redemption price per share	35.12	—	27.15
Select Class — Offering and redemption price per share	34.81	10.10	27.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.43	$10.48	$28.56

Cost of investments in non-affiliates	$9,647,629	$316,685	$4,088,705
Cost of investments in affiliates	338,467	27,757	347,203
Proceeds from securities sold short	—	349,840	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,248	$6,256		$7,256		$7,261
Dividend income from affiliates	8	10		9		8

Total investment income	10,256	6,266		7,265		7,269

EXPENSES:
Investment advisory fees	8,066	3,165		3,703		5,772
Administration fees	1,044	410		479		747
Distribution fees:
Class A	478	43		49		816
Class B	8	—		—		27
Class C	242	3		39		101
Class R2	—	1		—		1
Shareholder servicing fees:
Class A	478	43		49		816
Class B	3	—		—		9
Class C	80	1		13		34
Class R2	—	—	(a)	—		— (a)
Class R5	260	—	(a)	—		6
Select Class	1,240	553		1,362		1,265
Custodian and accounting fees	37	29		24		37
Interest expense to affiliates	—	—	(a)	—	(a)	—
Professional fees	26	27		27		30
Trustees’ and Chief Compliance Officer’s fees	14	5		6		10
Printing and mailing costs	47	19		111		110
Registration and filing fees	138	51		75		55
Transfer agent fees	473	63		1,111		1,284
Other	50	10		9		18

Total expenses	12,684	4,423		7,057		11,138

Less amounts waived	(191)	(371)		(1,852)		(1,842)

Net expenses	12,493	4,052		5,205		9,296

Net investment income (loss)	(2,237)	2,214		2,060		(2,027)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	137,896	32,445		63,620		183,600
Distributions of realized gains by investment company affiliates	1	—		1		—
Change in net unrealized appreciation/depreciation of investments in non-affiliates	407,828	128,965		124,615		181,132

Net realized/unrealized gains (losses)	545,725	161,410		188,236		364,732

Change in net assets resulting from operations	$543,488	$163,624		$190,296		$362,705

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$123,425	$2,771	$47,350
Dividend income from affiliates	170	8	38

Total investment income	123,595	2,779	47,388

EXPENSES:
Investment advisory fees	46,289	2,347	14,738
Administration fees	5,994	158	1,907
Distribution fees:
Class A	4,104	17	1,257
Class B	51	1	—
Class C	2,131	39	955
Class R2	157	—	—
Shareholder servicing fees:
Class A	4,104	17	1,257
Class B	17	— (a)	—
Class C	710	13	318
Class R2	79	—	—
Institutional Class	3,679	—	901
Select Class	3,696	439	1,841
Custodian and accounting fees	214	42	71
Professional fees	66	35	35
Trustees’ and Chief Compliance Officer’s fees	80	2	25
Printing and mailing costs	604	3	126
Registration and filing fees	262	25	131
Transfer agent fees	7,802	53	1,713
Other	131	11	21
Dividend expense to non-affiliates on securities sold short	—	2,066	—
Interest expense to non-affiliates on securities sold short	—	333	—

Total expenses	80,170	5,601	25,296

Less amounts waived	(12,528)	(832)	(2,956)

Net expenses	67,642	4,769	22,340

Net investment income (loss)	55,953	(1,990)	25,048

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	413,993	42,234	152,985
Futures	—	(970)	—
Securities sold short	—	(31,780)	—

Net realized gain (loss)	413,993	9,484	152,985

Distributions of realized gains by investment company affiliates	6	—	5
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,421,768	19,890	409,220
Futures	—	(124)	—
Securities sold short	—	(21,407)	—

Change in net unrealized appreciation/depreciation	1,421,768	(1,641)	409,220

Net realized/unrealized gains (losses)	1,835,767	7,843	562,210

Change in net assets resulting from operations	$1,891,720	$5,853	$587,258

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,237)	$6,260	$2,214	$8,236
Net realized gain (loss)	137,896	56,467	32,445	107,445
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	407,828	252,716	128,965	43,825

Change in net assets resulting from operations	543,488	315,443	163,624	159,506

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(188)	(24)	(194)
From net realized gains	(21,773)	(670)	(4,446)	(241)
Class B
From net realized gains	(123)	(8)	—	—
Class C
From net investment income	—	—	(1)	— (a)
From net realized gains	(4,242)	(106)	(156)	(2)
Class R2
From net investment income	—	—	— (a)	(1)
From net realized gains	—	—	(49)	(1)
Class R5
From net investment income	—	(2,904)	— (a)	(1)
From net realized gains	(54,106)	(1,960)	(9)	(1)
Class R6
From net investment income	—	—	(2,504)	(3,133)
From net realized gains	—	—	(64,087)	(3,322)
Select Class
From net investment income	—	(1,645)	(1,001)	(4,129)
From net realized gains	(49,152)	(2,119)	(50,490)	(5,178)

Total distributions to shareholders	(129,396)	(9,600)	(122,767)	(16,203)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	539,368	338,022	125,024	370,595

NET ASSETS:
Change in net assets	953,460	643,865	165,881	513,898
Beginning of period	1,999,422	1,355,557	863,420	349,522

End of period	$2,952,882	$1,999,422	$1,029,301	$863,420

Accumulated undistributed (distributions in excess of) net investment income	$(2,590)	$(353)	$336	$1,652

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,060	$5,474	$(2,027)	$155
Net realized gain (loss)	63,620	64,936	183,600	146,094
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	124,615	143,890	181,132	169,741

Change in net assets resulting from operations	190,296	214,300	362,705	315,990

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29)	(31)	—	—
From net realized gains	(4,217)	(75)	(69,231)	(25,563)
Class B
From net realized gains	—	—	(943)	(531)
Class C
From net investment income	—	(1)	—	—
From net realized gains	(1,100)	(15)	(3,392)	(1,148)
Class R2
From net realized gains	—	—	(58)	(11)
Class R5
From net realized gains	—	—	(2,276)	(664)
Class R6
From net realized gains	—	—	(5,408)	(826)
Select Class
From net investment income	(1,909)	(4,620)	—	—
From net realized gains	(90,616)	(6,960)	(99,863)	(36,115)

Total distributions to shareholders	(97,871)	(11,702)	(181,171)	(64,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	216,013	(63,705)	148,852	(100,151)

NET ASSETS:
Change in net assets	308,438	138,893	330,386	150,981
Beginning of period	960,227	821,334	1,577,797	1,426,816

End of period	$1,268,665	$960,227	$1,908,183	$1,577,797

Accumulated undistributed (distributions in excess of) net investment income	$(92)	$(214)	$(3,849)	$(1,822)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,953	$98,124	$(1,990)	$(4,302)
Net realized gain (loss)	413,993	465,647	9,484	21,526
Distributions of capital gains received from investment company affiliates	6	—	—	—
Change in net unrealized appreciation/depreciation	1,421,768	1,779,184	(1,641)	(12,985)

Change in net assets resulting from operations	1,891,720	2,342,955	5,853	4,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14,338)	(25,622)	—	—
From net realized gains	(135,361)	(19,155)	—	—
Class B
From net realized gains	(524)	(292)	—	—
Class C
From net investment income	(38)	(2,608)	—	—
From net realized gains	(24,588)	(3,426)	—	—
Class R2
From net investment income	(201)	(363)	—	—
From net realized gains	(2,784)	(258)	—	—
Institutional Class
From net investment income	(69,637)	(64,280)	—	—
From net realized gains	(318,626)	(34,137)	—	—
Select Class
From net investment income	(17,743)	(27,916)	—	—
From net realized gains	(112,976)	(17,242)	—	—

Total distributions to shareholders	(696,816)	(195,299)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	367,867	3,305,779	72,480	(174,093)

NET ASSETS:
Change in net assets	1,562,771	5,453,435	78,333	(169,854)
Beginning of period	13,262,982	7,809,547	343,786	513,640

End of period	$14,825,753	$13,262,982	$422,119	$343,786

Accumulated undistributed (distributions in excess of) net investment income	$2,640	$48,644	$(4,473)	$(2,483)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Value Advantage Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,048	$27,476
Net realized gain (loss)	152,985	52,298
Distributions of capital gains received from investment company affiliates	5	—
Change in net unrealized appreciation/depreciation	409,220	438,061

Change in net assets resulting from operations	587,258	517,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,931)	(4,504)
From net realized gains	(30,061)	(1,946)
Class C
From net investment income	(562)	(368)
From net realized gains	(7,282)	(536)
Institutional Class
From net investment income	(19,755)	(8,338)
From net realized gains	(54,303)	(2,763)
Select Class
From net investment income	(12,951)	(7,570)
From net realized gains	(42,336)	(2,914)

Total distributions to shareholders	(174,181)	(28,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,348,712	2,075,888

NET ASSETS:
Change in net assets	1,761,789	2,564,784
Beginning of period	3,696,923	1,132,139

End of period	$5,458,712	$3,696,923

Accumulated undistributed (distributions in excess of) net investment income	$(881)	$14,270

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$202,146	$118,895	$12,837	$30,581
Distributions reinvested	21,355	834	4,373	434
Cost of shares redeemed	(49,865)	(80,737)	(6,436)	(7,742)

Change in net assets resulting from Class A capital transactions	$173,636	$38,992	$10,774	$23,273

Class B
Proceeds from shares issued	$179	$106	$—	$—
Distributions reinvested	118	7	—	—
Cost of shares redeemed	(223)	(752)	—	—

Change in net assets resulting from Class B capital transactions	$74	$(639)	$—	$—

Class C
Proceeds from shares issued	$40,985	$15,313	$1,053	$402
Distributions reinvested	3,500	83	153	2
Cost of shares redeemed	(4,481)	(6,338)	(93)	(134)

Change in net assets resulting from Class C capital transactions	$40,004	$9,058	$1,113	$270

Class R2
Proceeds from shares issued	$—	$—	$232	$139
Distributions reinvested	—	—	16	2
Cost of shares redeemed	—	—	(25)	(1)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$223	$140

Class R5
Proceeds from shares issued	$206,397	$327,999	$—	$—
Distributions reinvested	54,106	4,864	9	2
Cost of shares redeemed	(19,995)	(97,306)	—	—

Change in net assets resulting from Class R5 capital transactions	$240,508	$235,557	$9	$2

Class R6 (a)
Proceeds from shares issued	$50	$—	$96,094	$370,724
Distributions reinvested	—	—	66,591	6,360
Cost of shares redeemed	—	—	(3)	(60,026)

Change in net assets resulting from Class R6 capital transactions	$50	$—	$162,682	$317,058

Select Class
Proceeds from shares issued	$214,819	$347,648	$9,180	$184,036
Distributions reinvested	20,345	264	2,460	201
Cost of shares redeemed	(150,068)	(292,858)	(61,417)	(154,385)

Change in net assets resulting from Select Class capital transactions	$85,096	$55,054	$(49,777)	$29,852

Total change in net assets resulting from capital transactions	$539,368	$338,022	$125,024	$370,595

(a)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	15,571	11,374	574	1,728
Reinvested	1,645	85	213	25
Redeemed	(3,877)	(7,790)	(289)	(405)

Change in Class A Shares	13,339	3,669	498	1,348

Class B
Issued	15	10	—	—
Reinvested	10	1	—	—
Redeemed	(19)	(79)	—	—

Change in Class B Shares	6	(68)	—	—

Class C
Issued	3,437	1,585	47	21
Reinvested	295	9	7	—	(a)
Redeemed	(380)	(669)	(4)	(7)

Change in Class C Shares	3,352	925	50	14

Class R2
Issued	—	—	11	7
Reinvested	—	—	1	—	(a)
Redeemed	—	—	(1)	—	(a)

Change in Class R2 Shares	—	—	11	7

Class R5
Issued	15,558	32,409	—	—
Reinvested	4,065	481	1	—	(a)
Redeemed	(1,531)	(9,664)	—	—

Change in Class R5 Shares	18,092	23,226	1	—	(a)

Class R6 (b)
Issued	3	—	4,280	20,721
Reinvested	—	—	3,201	356
Redeemed	—	—	— (a)	(3,360)

Change in Class R6 Shares	3	—	7,481	17,717

Select Class
Issued	16,494	31,902	424	10,273
Reinvested	1,541	26	119	11
Redeemed	(11,529)	(28,131)	(2,740)	(8,021)

Change in Select Class Shares	6,506	3,797	(2,197)	2,263

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,763	$17,130	$40,866	$48,342
Distributions reinvested	4,242	106	65,053	23,844
Cost of shares redeemed	(2,808)	(5,274)	(57,579)	(115,922)

Change in net assets resulting from Class A capital transactions	$37,197	$11,962	$48,340	$(43,736)

Class B
Proceeds from shares issued	$—	$—	$44	$163
Distributions reinvested	—	—	905	512
Cost of shares redeemed	—	—	(1,400)	(4,906)

Change in net assets resulting from Class B capital transactions	$—	$—	$(451)	$(4,231)

Class C
Proceeds from shares issued	$8,269	$4,723	$3,537	$2,471
Distributions reinvested	1,100	16	2,860	948
Cost of shares redeemed	(836)	(349)	(2,433)	(5,306)

Change in net assets resulting from Class C capital transactions	$8,533	$4,390	$3,964	$(1,887)

Class R2
Proceeds from shares issued	$—	$—	$355	$122
Distributions reinvested	—	—	58	11
Cost of shares redeemed	—	—	(139)	(90)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$274	$43

Class R5
Proceeds from shares issued	$—	$—	$4,753	$4,842
Distributions reinvested	—	—	2,276	664
Cost of shares redeemed	—	—	(1,903)	(5,382)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5,126	$124

Class R6
Proceeds from shares issued	$—	$—	$6,861	$32,440
Distributions reinvested	—	—	4,757	826
Cost of shares redeemed	—	—	(4,748)	(4,753)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$6,870	$28,513

Select Class
Proceeds from shares issued	$289,002	$425,901	$85,888	$131,018
Distributions reinvested	81,358	10,102	84,914	30,576
Cost of shares redeemed	(200,077)	(516,060)	(86,073)	(240,571)

Change in net assets resulting from Select Class capital transactions	$170,283	$(80,057)	$84,729	$(78,977)

Total change in net assets resulting from capital transactions	$216,013	$(63,705)	$148,852	$(100,151)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	862	475	1,615	2,246
Reinvested	107	3	2,708	1,214
Redeemed	(68)	(147)	(2,259)	(5,508)

Change in Class A Shares	901	331	2,064	(2,048)

Class B
Issued	—	—	3	11
Reinvested	—	—	53	35
Redeemed	—	—	(75)	(313)

Change in Class B Shares	—	—	(19)	(267)

Class C
Issued	201	132	161	134
Reinvested	28	1	140	55
Redeemed	(20)	(10)	(111)	(292)

Change in Class C Shares	209	123	190	(103)

Class R2
Issued	—	—	13	5
Reinvested	—	—	2	1
Redeemed	—	—	(5)	(4)

Change in Class R2 Shares	—	—	10	2

Class R5
Issued	—	—	177	207
Reinvested	—	—	86	31
Redeemed	—	—	(70)	(229)

Change in Class R5 Shares	—	—	193	9

Class R6
Issued	—	—	245	1,389
Reinvested	—	—	179	39
Redeemed	—	—	(173)	(204)

Change in Class R6 Shares	—	—	251	1,224

Select Class
Issued	7,020	12,148	3,097	5,687
Reinvested	2,038	297	3,204	1,429
Redeemed	(4,871)	(14,229)	(3,099)	(10,555)

Change in Select Class Shares	4,187	(1,784)	3,202	(3,439)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$247,511	$1,210,890	$2,055	$5,478
Distributions reinvested	139,350	42,247	—	—
Cost of shares redeemed	(491,193)	(610,574)	(3,223)	(11,203)

Change in net assets resulting from Class A capital transactions	$(104,332)	$642,563	$(1,168)	$(5,725)

Class B
Proceeds from shares issued	$52	$334	$3	$3
Distributions reinvested	502	267	—	—
Cost of shares redeemed	(4,631)	(49,930)	(283)	(870)

Change in net assets resulting from Class B capital transactions	$(4,077)	$(49,329)	$(280)	$(867)

Class C
Proceeds from shares issued	$17,449	$133,195	$104	$751
Distributions reinvested	19,472	4,745	—	—
Cost of shares redeemed	(31,043)	(66,664)	(1,656)	(5,233)

Change in net assets resulting from Class C capital transactions	$5,878	$71,276	$(1,552)	$(4,482)

Class R2
Proceeds from shares issued	$10,559	$45,141	$—	$—
Distributions reinvested	2,790	576	—	—
Cost of shares redeemed	(8,068)	(10,908)	—	—

Change in net assets resulting from Class R2 capital transactions	$5,281	$34,809	$—	$—

Institutional Class
Proceeds from shares issued	$1,168,105	$2,982,640	$—	$—
Distributions reinvested	315,542	79,639	—	—
Cost of shares redeemed	(678,281)	(1,002,437)	—	—

Change in net assets resulting from Institutional Class capital transactions	$805,366	$2,059,842	$—	$—

Select Class
Proceeds from shares issued	$293,329	$1,124,563	$78,247	$29,513
Distributions reinvested	120,569	34,904	—	—
Cost of shares redeemed	(754,147)	(612,849)	(2,767)	(192,532)

Change in net assets resulting from Select Class capital transactions	$(340,249)	$546,618	$75,480	$(163,019)

Total change in net assets resulting from capital transactions	$367,867	$3,305,779	$72,480	$(174,093)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	7,353	42,201	209	567
Reinvested	4,172	1,526	—	—
Redeemed	(14,641)	(21,054)	(330)	(1,165)

Change in Class A Shares	(3,116)	22,673	(121)	(598)

Class B
Issued	2	12	1	— (a)
Reinvested	15	10	—	—
Redeemed	(141)	(1,796)	(31)	(94)

Change in Class B Shares	(124)	(1,774)	(30)	(94)

Class C
Issued	535	4,806	10	81
Reinvested	602	176	—	—
Redeemed	(946)	(2,386)	(178)	(568)

Change in Class C Shares	191	2,596	(168)	(487)

Class R2
Issued	323	1,617	—	—
Reinvested	86	22	—	—
Redeemed	(246)	(378)	—	—

Change in Class R2 Shares	163	1,261	—	—

Institutional Class
Issued	33,569	101,790	—	—
Reinvested	9,240	2,827	—	—
Redeemed	(19,677)	(34,195)	—	—

Change in Institutional Class Shares	23,132	70,422	—	—

Select Class
Issued	8,647	38,813	7,798	3,039
Reinvested	3,571	1,250	—	—
Redeemed	(21,757)	(20,799)	(278)	(19,620)

Change in Select Class Shares	(9,539)	19,264	7,520	(16,581)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$420,020	$586,395
Distributions reinvested	34,685	6,154
Cost of shares redeemed	(119,561)	(121,764)

Change in net assets resulting from Class A capital transactions	$335,144	$470,785

Class C
Proceeds from shares issued	$63,275	$82,479
Distributions reinvested	6,053	752
Cost of shares redeemed	(11,300)	(20,667)

Change in net assets resulting from Class C capital transactions	$58,028	$62,564

Institutional Class
Proceeds from shares issued	$687,571	$953,269
Distributions reinvested	69,075	10,007
Cost of shares redeemed	(206,082)	(69,891)

Change in net assets resulting from Institutional Class capital transactions	$550,564	$893,385

Select Class
Proceeds from shares issued	$619,318	$759,414
Distributions reinvested	49,543	7,729
Cost of shares redeemed	(263,885)	(117,989)

Change in net assets resulting from Select Class capital transactions	$404,976	$649,154

Total change in net assets resulting from capital transactions	$1,348,712	$2,075,888

SHARE TRANSACTIONS:
Class A
Issued	16,227	26,590
Reinvested	1,320	287
Redeemed	(4,587)	(5,402)

Change in Class A Shares	12,960	21,475

Class C
Issued	2,434	3,602
Reinvested	232	35
Redeemed	(433)	(938)

Change in Class C Shares	2,233	2,699

Institutional Class
Issued	26,119	42,258
Reinvested	2,610	466
Redeemed	(7,758)	(3,137)

Change in Institutional Class Shares	20,971	39,587

Select Class
Issued	23,439	34,123
Reinvested	1,877	360
Redeemed	(9,896)	(5,249)

Change in Select Class Shares	15,420	29,234

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$11.43	$(0.03	)(f)	$2.85	$2.82	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—

Class B
Six Months Ended December 31, 2013 (Unaudited)	10.50	(0.05	)(f)	2.62	2.57	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	10.51	(0.05	)(f)	2.62	2.57	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	11.68	—	(f)(j)	2.92	2.92	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(j)	0.93	0.93	—	—	—
January 8, 2009 (i) through June 30, 2009	5.37	—	(f)(j)	0.56	0.56	—	—	—

Class R6
December 23, 2013 (i) through December 31, 2013 (Unaudited)	13.86	—	(f)(j)	0.10	0.10	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	11.60	(0.01	)(f)	2.90	2.89	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.61	24.91%	$511,230	1.24%	(0.41)%		1.30%	34%
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119

12.43	24.73	2,532	1.73	(0.91)		1.79	34
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119

12.44	24.71	92,171	1.74	(0.91)		1.80	34
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119

13.96	25.23	1,250,877	0.84	(0.02)		0.85	34
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

13.96	0.72	50	0.80	(0.17)		0.82	34

13.85	25.15	1,096,022	1.04	(0.21)		1.05	34
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$20.60	$0.01	(f)(g)	$3.64	$3.65	$(0.01)	$(2.71)	$(2.72)
Year Ended June 30, 2013	17.16	0.15	(f)(h)	3.66	3.81	(0.16)	(0.21)	(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (i)	—	— (i)

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.49	(0.05	)(f)(g)	3.62	3.57	(0.01)	(2.71)	(2.72)
Year Ended June 30, 2013	17.03	0.04	(f)(h)	3.67	3.71	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(i)	(0.11)	(0.11)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2013 (Unaudited)	20.55	(0.02	)(f)(g)	3.63	3.61	(0.01)	(2.71)	(2.72)
Year Ended June 30, 2013	17.10	0.10	(f)(h)	3.65	3.75	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	20.75	0.06	(f)(g)	3.67	3.73	(0.08)	(2.71)	(2.79)
Year Ended June 30, 2013	17.23	0.22	(f)(h)	3.70	3.92	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (j) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	20.75	0.06	(f)(g)	3.67	3.73	(0.09)	(2.71)	(2.80)
Year Ended June 30, 2013	17.23	0.24	(f)(h)	3.69	3.93	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (m) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	20.69	0.04	(f)(g)	3.67	3.71	(0.05)	(2.71)	(2.76)
Year Ended June 30, 2013	17.18	0.20	(f)(h)	3.69	3.89	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (j) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.00, $(0.05), $(0.02), $0.05, $0.06 and $0.04 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.03%, (0.44)%, (0.21)%, 0.47%, 0.52% and 0.36% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $(0.05), $0.01, $0.13, $0.15 and $0.11 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.32%, (0.29)%, 0.03%, 0.70%, 0.77% and 0.56% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(l)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$21.53	18.38%	$40,331	1.25%		0.05	%(g)	1.28%		32%
20.60	22.57	28,329	1.24		0.80	(h)	1.28		159
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(k)	0.11	(k)	5.79	(k)(l)	13

21.34	18.09	1,525	1.75		(0.41	)(g)	1.78		32
20.49	22.00	422	1.74		0.20	(h)	1.78		159
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(k)	(0.39	)(k)	6.49	(k)(l)	13

21.44	18.21	441	1.50		(0.19	)(g)	1.53		32
20.55	22.24	210	1.49		0.51	(h)	1.53		159
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(k)	(0.17	)(k)	6.84	(k)(l)	13

21.69	18.65	84	0.80		0.49	(g)	0.83		32
20.75	23.13	71	0.79		1.19	(h)	0.83		159
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(k)	0.52	(k)	6.17	(k)(l)	13

21.68	18.65	581,842	0.75		0.55	(g)	0.78		32
20.75	23.19	401,578	0.74		1.26	(h)	0.78		159
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(k)	0.68	(k)	5.52	(k)(l)	13

21.64	18.60	405,078	0.90		0.39	(g)	1.03		32
20.69	22.97	432,810	0.95		1.05	(h)	1.03		159
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(k)	0.41	(k)	3.41	(k)(l)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$38.10	$0.01	(f)(g)	$6.83	$6.84	$(0.02)	$(3.38)	$(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(i)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (j) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2013 (Unaudited)	37.71	(0.09	)(f)(g)	6.75	6.66	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(h)	7.29	7.22	— (k)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (j) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (k)	—	— (k)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	38.22	0.08	(f)(g)	6.87	6.95	(0.07)	(3.38)	(3.45)
Year Ended June 30, 2013	31.05	0.20	(f)(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(i)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.01, $(0.10), and $0.07 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.04%, (0.46)% and 0.36% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.54	18.36%	$60,527	1.24%	0.07	%(g)	1.47%	30%
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

40.99	18.06	15,258	1.74	(0.44	)(g)	1.97	30
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

41.72	18.59	1,192,880	0.89	0.38	(g)	1.22	30
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$22.99	$(0.05	)(f)(g)	$5.18	$5.13	$(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)

Class B
Six Months Ended December 31, 2013 (Unaudited)	17.00	(0.08	)(f)(g)	3.79	3.71	(2.79)
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)

Class C
Six Months Ended December 31, 2013 (Unaudited)	19.97	(0.10	)(f)(g)	4.49	4.39	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	24.56	(0.08	)(f)(g)	5.55	5.47	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (j) through June 30, 2009	14.56	—	(f)(k)	— (k)	— (k)	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	25.15	—	(f)(g)(k)	5.70	5.70	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	25.17	0.01	(f)(g)	5.70	5.71	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.08	(0.01	)(f)(g)	5.68	5.67	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.06), $(0.09), $(0.11), $(0.09), $(0.00), $0.01 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.93)%, (0.95)%, (0.62)%, (0.01)%, 0.09% and (0.15)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.33	22.95%	$698,868	1.23%	(0.42	)%(g)	1.41%	41%
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96

17.92	22.68	6,948	1.70	(0.89	)(g)	1.91	41
17.00	22.99	6,923	1.73	(0.69	)(h)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(i)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96

21.57	22.67	29,739	1.72	(0.91	)(g)	1.91	41
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96

27.24	22.87	631	1.39	(0.58	)(g)	1.66	41
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

28.06	23.26	25,345	0.79	0.03	(g)	0.96	41
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

28.09	23.27	59,986	0.74	0.08	(g)	0.91	41
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.96	23.16	1,086,666	0.92	(0.11	)(g)	1.16	41
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$31.68	$0.08	(f)	$4.36	$4.44	$(0.15)	$(1.45)	$(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(g)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)

Class B
Six Months Ended December 31, 2013 (Unaudited)	31.05	—	(f)(h)	4.27	4.27	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(f)(g)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)

Class C
Six Months Ended December 31, 2013 (Unaudited)	30.84	—	(f)(h)	4.23	4.23	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(g)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	30.81	0.04	(f)	4.23	4.27	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(g)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	32.26	0.17	(f)	4.45	4.62	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(g)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	31.95	0.13	(f)	4.40	4.53	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(g)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.52	14.22%	$3,333,576	1.23%	0.50%		1.36%	12%
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47

33.87	13.95	12,570	1.71	0.00	(j)	1.86	12
31.05	24.42	15,382	1.74	0.13	(g)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47

33.62	13.93	589,548	1.74	(0.01)		1.86	12
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47

33.53	14.07	67,511	1.49	0.25		1.61	12
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

35.12	14.52	8,027,191	0.74	1.00		0.96	12
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47

34.81	14.39	2,795,357	0.98	0.74		1.11	12
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$9.79	$(0.06	)(g)	$0.20	$0.14
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)
Year Ended June 30, 2009	10.23	(0.08	)(g)	0.06	(0.02)

Class B
Six Months Ended December 31, 2013 (Unaudited)	9.31	(0.08	)(g)	0.20	0.12
Year Ended June 30, 2013	9.29	(0.17	)(g)(h)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)
Year Ended June 30, 2009	10.10	(0.15	)(g)	0.06	(0.09)

Class C
Six Months Ended December 31, 2013 (Unaudited)	9.33	(0.08	)(g)	0.19	0.11
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)
Year Ended June 30, 2009	10.12	(0.15	)(g)	0.05	(0.10)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	9.94	(0.05	)(h)	0.21	0.16
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)
Year Ended June 30, 2009	10.27	(0.05	)(g)	0.05	— (i)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for the six months ended December 31, 2013, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49 and 1.95% for 2011, 1.49% and 1.94% for 2010 and 1.50% and 1.95% for 2009; for Class B are 1.99% and 2.43 for the six months ended December 31, 2013, 2.16% and 2.38% for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010 and 2.25% and 2.45% for 2009; for Class C are 1.99% and 2.43 for the six months ended December 31, 2013, 1.99% and 2.43% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010 and 2.25% and 2.45% for 2009; for Select Class are 1.23% and 1.67% for the six months ended December 31, 2013, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010 and 1.25% and 1.70% for 2009, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$9.93	1.43%	$13,110	2.77%	(1.26)%		3.21%	56%	129%
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)		3.29	175	350

9.43	1.29	252	3.27	(1.74)		3.71	56	129
9.31	0.22	530	3.70	(1.82	)(h)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)		3.79	175	350

9.44	1.18	9,738	3.27	(1.76)		3.71	56	129
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)		3.79	175	350

10.10	1.61	399,019	2.51	(1.03)		2.95	56	129
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348
10.27	0.00	528,478	2.59	(0.45)		3.04	175	350

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$24.64	$0.11	(f)	$3.17	$3.28	$(0.16)	$(0.70)	$(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(f)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)

Class C
Six Months Ended December 31, 2013 (Unaudited)	24.61	0.05	(f)	3.16	3.21	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(f)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	24.74	0.18	(f)	3.18	3.36	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(f)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.72	0.15	(f)	3.17	3.32	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(f)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.06	13.43%	$1,212,340	1.24%	0.85%	1.33%	21%
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70

27.07	13.18	293,855	1.74	0.35	1.83	21
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70

27.15	13.72	2,166,564	0.74	1.35	0.93	21
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70

27.14	13.57	1,785,953	0.99	1.11	1.08	21
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,957,880	$—	$—	$2,957,880

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,029,446	$—	$—	$1,029,446

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,303,920	$—	$—	$1,303,920

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,915,750	$—	$—	$1,915,750

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,834,878	$—	$—	$14,834,878

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$424,368	$—	$—	$424,368

Total Liabilities (a)	$(392,783)	$—	$—	$(392,783)

Depreciation in Other Financial Instruments
Futures Contracts	$(117)	$—	$—	$(117)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,427,135	$—	$—	$5,427,135

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$9,251	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	5,082
Ending Notional Balance Short	3,608

(a)	For the period August 1, 2013 through August 31, 2013.

The Fund’s futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, whose distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$248	$—	(a)
Mid Cap Core Fund	5	—
Mid Cap Equity Fund	79	—	(a)
Mid Cap Growth Fund	28	—	(a)
Mid Cap Value Fund	26	6
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	188	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except Growth Advantage Fund Class R6 which is in place until at least December 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$109	$109
Mid Cap Core Fund	—	126	221	347
Mid Cap Equity Fund	22	395	1,400	1,817
Mid Cap Growth Fund	743	747	304	1,794
Mid Cap Value Fund	2,039	5,994	3,991	12,024
Multi-Cap Market Neutral Fund	170	158	469	797
Value Advantage Fund	102	1,659	901	2,662

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$17	$17
Mid Cap Growth Fund	3	—	3	6
Mid Cap Value Fund	1	—	15	16

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$65
Mid Cap Core Fund	24
Mid Cap Equity Fund	35
Mid Cap Growth Fund	42
Mid Cap Value Fund	488
Multi-Cap Market Neutral Fund	35
Value Advantage Fund	294

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,203,870	$820,829	$—	$—
Mid Cap Core Fund	304,593	305,104	—	—
Mid Cap Equity Fund	439,709	326,339	—	—
Mid Cap Growth Fund	704,272	738,369	—	—
Mid Cap Value Fund	1,632,594	1,901,416	—	—
Multi-Cap Market Neutral Fund	211,240	189,451	256,979	223,670
Value Advantage Fund	1,929,258	887,597	—	—

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$2,072,722	$894,365	$9,207	$885,158
Mid Cap Core Fund	842,442	193,100	6,096	187,004
Mid Cap Equity Fund	911,232	395,843	3,155	392,688
Mid Cap Growth Fund	1,322,714	601,077	8,041	593,036
Mid Cap Value Fund	9,986,096	4,894,834	46,052	4,848,782
Multi-Cap Market Neutral Fund	344,442	81,748	1,822	79,926
Value Advantage Fund	4,435,908	1,006,489	15,262	991,227

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Growth Fund	$—	$—	$39,020	$39,020	*
Mid Cap Value Fund	—	3,017	38,368	41,385	*
Multi-Cap Market Neutral Fund	39,205	—	—	39,205

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013. Average borrowings from the Facility for the six months ended December 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Mid Cap Core Fund	$20,941	3	$—	(a)
Mid Cap Equity Fund	11,650	3	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	35.3%
Mid Cap Core Fund	—	53.3
Multi-Cap Market Neutral Fund	90.4%	—
Value Advantage Fund	—	18.6

Additionally, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2013, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Reorganization

On November 21, 2013, the Board of Trustees of JPM I approved the reorganization of the Mid Cap Core Fund into the Mid Cap Equity Fund. The reorganization is expected to occur on or about March 14, 2014.

9. Other Matters

On February 12, 2014, the Board of Trustees of JPM II approved a change to the Mid Cap Growth Fund’s fundamental investment objective, which will be presented to shareholders for their approval. Subject to shareholder approval, the Fund’s new investment objective will be to seek growth of capital. The shareholder meeting is expected to occur on or about June 10, 2014.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,249.10	$7.03	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,247.30	9.80	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class C
Actual*	1,000.00	1,247.10	9.86	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5
Actual*	1,000.00	1,252.30	4.77	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual**	1,000.00	1,007.20	0.18	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,251.50	5.90	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04

Mid Cap Core Fund
Class A
Actual*	1,000.00	1,183.80	6.88	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,180.90	9.62	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R2
Actual*	$1,000.00	$1,182.10	$8.25	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,186.50	4.41	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,186.50	4.13	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,186.00	4.96	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,183.60	6.82	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,180.60	9.56	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,185.90	4.90	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,229.50	6.91	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,226.80	9.54	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class C
Actual*	1,000.00	1,226.70	9.65	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Class R2
Actual*	1,000.00	1,228.70	7.81	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R5
Actual*	1,000.00	1,232.60	4.45	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,232.70	4.16	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,231.60	5.17	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,142.20	6.64	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,139.50	9.22	1.71
Hypothetical*	1,000.00	1,016.59	8.69	1.71

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class C
Actual*	$1,000.00	$1,139.30	$9.38	1.74%
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,140.70	8.04	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,145.20	4.00	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,143.90	5.30	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,014.30	14.06	2.77
Hypothetical*	1,000.00	1,011.24	14.04	2.77
Class B
Actual*	1,000.00	1,012.90	16.59	3.27
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Class C
Actual*	1,000.00	1,011.80	16.58	3.27
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Select Class
Actual*	1,000.00	1,016.10	12.76	2.51
Hypothetical*	1,000.00	1,012.55	12.73	2.51

Value Advantage Fund
Class A
Actual*	1,000.00	1,134.30	6.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,131.80	9.35	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,137.20	3.99	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,135.70	5.33	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 8/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year . Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, second, and third quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three- and five year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Core Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the second quintile for Class A shares for each of the one- and three year periods ended December 31, 2012, and in the second quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the second, fourth and third quintiles for Class A shares and in the second, third and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares and in the third, fourth and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees also noted that effective February 28, 2013, the Fund changed portfolio managers and its investment strategy and process. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of next year.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and

Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. December 2013.

SAN-MC-1213

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of
2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

 “While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period,
Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S.
Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S.
Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative
Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended
December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

For the six-month period, U.S.
small cap growth stocks outperformed U.S. small cap value stocks, as the Russell 2000 Growth Index returned 22.02%, compared with the 17.60% return for the Russell 2000 Value Index.

U.S. small cap stocks overall outperformed U.S. large cap and U.S. mid cap stocks during the reporting period. The Russell 2000 Index measure of small stocks returned 19.82%, compared with returns of 16.86%
and 16.73% for the Russell 1000 Index (large caps) and the Russell Midcap Index, respectively.

2

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

22.72%

Russell 2000 Growth Index

22.02%

Net Assets as of 12/31/2013 (In Thousands)

$
569,947

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the health care and the producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and energy sectors detracted from relative performance.

Individual
contributors to relative performance included the Fund’s positions in Fluidigm Corp. Puma Biotechnology Inc. and Acceleron Pharma Inc. Shares of Fluidigm, a maker of microfluidic systems for genetic research and technology, rose as the company continued to show accelerating revenue growth and increased its forward-looking guidance, largely due to the success of its recently launched system for analyzing single cells. Shares of Puma, a development-stage biopharmaceutical company focused on anti-cancer compounds, increased sharply on the positive expectations for late-stage clinical trials for its breast cancer drug neratinib. Shares of Acceleron, a clinical-stage biopharmaceutical company, gained from news that its collaboration partner, Celgene Inc., initiated Phase II clinical trials for sotatercept in patients with end-stage renal disease.

Individual detractors from
relative performance included the Fund’s positions in Model N Inc., Rally Software Development Corp. and Cyan Inc. Shares of Model N, a provider of revenue management services, fell on questions about its business model and ability to execute its strategy. Shares of Rally Software, a provider of cloud computing software, were weak after the company reported softer-than-expected results for calendar third quarter and a deceleration in new bookings. Shares of Cyan, a developer of software-defined networking systems, declined on investor worries about weakness in orders from large customers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Middleby Corp. (The)

1.9
%

2.

Acuity Brands, Inc.

1.8

3.

Trex Co., Inc.

1.7

4.

Fluidigm Corp.

1.6

5.

HomeAway, Inc.

1.5

6.

Old Dominion Freight Line, Inc.

1.5

7.

Envestnet, Inc.

1.5

8.

Financial Engines, Inc.

1.5

9.

Insulet Corp.

1.4

10.

Acadia Healthcare Co. Inc.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

24.2
%

Industrials

22.6

Health Care

21.7

Consumer Discretionary

15.8

Financials

7.7

Energy

4.6

Investment Company

2.2

Others (each less than 1.0%)

1.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

5/19/97

Without Sales Charge

22.72
%

47.26
%

21.89
%

8.61
%

With Sales Charge**

16.28

39.51

20.58

8.02

CLASS B SHARES

5/19/97

Without CDSC

22.41

46.53

21.25

8.09

With CDSC***

17.41

41.53

21.06

8.09

CLASS C SHARES

1/7/98

Without CDSC

22.41

46.50

21.25

7.99

With CDSC****

21.41

45.50

21.25

7.99

SELECT CLASS SHARES

4/5/99

22.87

47.68

22.34

9.02

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2003 to
December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial
investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

21.59%

Russell 2000 Index

19.82%

Net Assets as of 12/31/2013 (In Thousands)

$
661,695

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the
“Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the health services & systems sector and the retail sector was the primary contributor to relative performance, while the Fund’s stock selection in the energy and the real estate investment trust sectors was the main detractor from relative performance.

Individual
contributors to relative performance included the Fund’s positions in Rite Aid Corp., Lannett Co. and Unisys Corp. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Lannett, a maker of generic pharmaceuticals, rose on healthy revenue growth, a low debt-to-equity ratio and expanding profit margins. Shares of Unisys, a provider of information technology services and servers, rose as the company restructured to cut costs and improve profitability.

Individual detractors from relative performance included the
Fund’s positions in Cooper Tire & Rubber Co., Silicon Graphics International Corp. and Express Inc. Shares of Cooper, a manufacturer of replacement automotive tires, fell after the company posted a 31% drop in earnings for the second quarter of 2013 and later canceled its planned merger with Indian tire maker Apollo Tyres. Shares of Silicon Graphics, a provider of large-scale computing technology, weakened after the company reduced its revenue forecast as a result of the partial shutdown of the U.S. federal government in October. Shares of Express, a specialty apparel and accessories retailer, fell on weaker-than-expected earnings and a reduction in the company’s profit outlook.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Andersons, Inc. (The)

1.1
%

2.

Unisys Corp.

1.1

3.

Deluxe Corp.

1.1

4.

Rite Aid Corp.

1.0

5.

NuVasive, Inc.

1.0

6.

Pegasystems, Inc.

1.0

7.

WebMD Health Corp.

1.0

8.

Medicines Co. (The)

1.0

9.

Sanmina Corp.

1.0

10.

East West Bancorp, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.4
%

Information Technology

17.0

Industrials

16.0

Consumer Discretionary

12.5

Health Care

11.5

Consumer Staples

5.5

Energy

4.8

Materials

3.8

Utilities

2.7

Telecommunication Services

1.3

U.S. Treasury Obligations

0.2

Short-Term Investment

3.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

SELECT CLASS SHARES

1/1/97

21.59
%

42.54
%

20.63
%

9.23
%

*

Not annualized.

TEN YEAR PERFORMANCE
(12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper
Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

18.16%

Russell 2000 Index

19.82%

Net Assets as of 12/31/2013 (In Thousands)

$
3,283,740

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the producer durables sector and the materials & processing sector detracted from performance relative to the Benchmark. The Fund’s stock selection in the consumer discretionary sector and the financial sector made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s positions in Waste Connections Inc., Tidewater
Inc. and Dice Holdings Inc. Shares of Waste Connections, a solid-waste disposal and recycling company, declined as the company reported weaker-than-expected calendar third quarter results and issued fourth quarter guidance that was below expectations. Shares of Tidewater, a provider of supply vessels and marine support for the offshore energy industry, fell as investors took profits following a run in the stock. Shares of Dice Holdings, a provider of online job recruiting, fell after the company posted weaker-than-expected quarterly results in October.

Individual contributors to relative performance included the
Fund’s positions Jarden Corp., Papa John’s International Inc. and Quicksilver Inc. Shares of Jarden, a consumer products company, traded higher during the period as the company reported better-than-expected revenue for the calendar third quarter. In addition, the company’s recent acquisition of Yankee Candle closed during the period, which further propelled Jarden shares. Shares of Papa John’s, an operators and franchiser of pizza restaurants, gained from the strength of the company’s earnings and an increase in its stock repurchase plan. Shares of Quiksilver, a designer of apparel, footwear and accessories, climbed on investors’ expectations that the company’s profit margins would expand.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Jarden Corp.

2.7
%

2.

Waste Connections, Inc.

2.6

3.

ProAssurance Corp.

2.6

4.

Silgan Holdings, Inc.

2.5

5.

Associated Banc-Corp.

2.3

6.

Brinker International, Inc.

1.9

7.

Anixter International, Inc.

1.9

8.

Aptargroup, Inc.

1.9

9.

Rexnord Corp.

1.8

10.

IDEXX Laboratories, Inc.

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary

20.9
%

Financials

20.2

Industrials

17.6

Information Technology

13.2

Materials

9.1

Health Care

6.1

Energy

5.4

Utilities

2.5

Consumer Staples

2.2

Short-Term Investment

2.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

12/20/94

Without Sales Charge

18.16
%

35.77
%

22.19
%

13.15
%

With Sales Charge**

11.97

28.63

20.87

12.54

CLASS B SHARES

3/28/95

Without CDSC

17.87

35.10

21.58

12.67

With CDSC***

12.87

30.10

21.39

12.67

CLASS C SHARES

2/19/05

Without CDSC

17.86

35.11

21.58

12.56

With CDSC****

16.86

34.11

21.58

12.56

CLASS R2 SHARES

11/3/08

18.00

35.41

21.88

13.00

CLASS R5 SHARES

5/15/06

18.45

36.44

22.79

13.72

SELECT CLASS SHARES

5/7/96

18.32

36.15

22.55

13.55

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its
inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares.
The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of
Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper
Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge.
The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper
Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

22.94%

Russell 2000 Growth Index

22.02%

Net Assets as of 12/31/2013 (In Thousands)

$
1,174,289

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selections in the health care sector and the producer durables sector were the main contributors to relative performance. The Fund’s stock selections in the technology sector and the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Fluidigm Corp. Puma Biotechnology Inc. and Acceleron Pharma Inc. Shares
of Fluidigm, a maker of microfluidic systems for genetic research and technology, rose on continued acceleration of revenue growth and with increasing forward-looking guidance, largely due to the success of its recently launched system for analyzing single cells. Shares of Puma, a development-stage biopharmaceutical company focused on anti-cancer compounds, increased sharply on the positive expectations for late-stage clinical trials for its breast cancer drug neratinib. Shares of Acceleron, a clinical-stage biopharmaceutical company, gained from news that its collaboration partner, Celgene Inc., initiated Phase II clinical trials for sotatercept in patients with end-stage renal disease.

Individual detractors from relative performance included the Fund’s positions in Model N Inc., Rally Software Development Corp. and Cyan Inc. Shares of
Model N, a provider of revenue management services, fell on questions about its business model and ability to execute its strategy. Shares of Rally Software, a provider of cloud computing software, were weaker after the company reported softer-than-expected calendar third quarter results and a deceleration in new bookings. Shares of Cyan, a developer of software-defined networking systems, declined on investor worries about weakness in orders from large customers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Middleby Corp. (The)

1.9
%

2.

Acuity Brands, Inc.

1.8

3.

Trex Co., Inc.

1.8

4.

Fluidigm Corp.

1.6

5.

HomeAway, Inc.

1.6

6.

Old Dominion Freight Line, Inc.

1.5

7.

Envestnet, Inc.

1.5

8.

Financial Engines, Inc.

1.5

9.

Insulet Corp.

1.4

10.

Acadia Healthcare Co., Inc.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

24.4
%

Industrials

22.8

Health Care

21.7

Consumer Discretionary

15.9

Financials

7.8

Energy

4.7

Others (each less than 1.0%)

1.2

Short-Term Investment

1.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

7/1/91

Without Sales Charge

22.94
%

47.85
%

24.32
%

10.90
%

With Sales Charge**

16.49

40.07

23.00

10.30

CLASS B SHARES

9/12/94

Without CDSC

22.64

47.08

23.67

10.35

With CDSC***

17.64

42.08

23.50

10.35

CLASS C SHARES

11/4/97

Without CDSC

22.66

47.17

23.68

10.26

With CDSC****

21.66

46.17

23.68

10.26

CLASS R2 SHARES

11/3/08

22.77

47.46

24.01

10.47

CLASS R6 SHARES

11/30/10

23.32

48.70

24.94

11.35

INSTITUTIONAL CLASS SHARES

2/19/05

23.24

48.44

24.85

11.32

SELECT CLASS SHARES

3/26/96

23.04

48.23

24.66

11.18

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares
prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the
JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

17.30%

Russell 2000 Value Index

17.60%

Net Assets as of 12/31/2013 (In Thousands)

$
1,353,526

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer cyclical and finance sectors was the primary detractor from relative performance, while stock selection in the software & services sector and the real estate investment trust sector helped relative performance.

Individual detractors from relative performance included the Fund’s positions in Forest Oil Corp., Curtiss-Wright Corp. and Northstar Realty Financial
Corp. Shares of Forest Oil, an independent oil and gas company focused on natural gas production, sank as the company struggled with disappointing production from its Eagle Ford property. Shares of Curtiss-Wright, a provider of engineered technology for manufacturing, were hurt by the partial shutdown of the federal government in October, which halted work on federally contracted aerospace projects. Shares of Northstar, a real estate investment trust, performed well during the year, and the
Fund’s lack of a position in the stock hurt performance relative to the benchmark.

Individual contributors to relative performance included
the Fund’s positions in Rite Aid Corp., Barrett Business Services Inc. and Ocwen Financial Corp. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Barrett, a provider of business management outsourcing services, benefitted from general strength in the outsourcing sector and analysts’ expectations of growth for Barrett. Ocwen Financial, a provider of residential and commercial mortgage loan servicing and asset management services, reported record earnings during the year.

HOW WAS THE FUND
POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels.
Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Portland General Electric Co.

1.1
%

2.

Rite Aid Corp.

1.0

3.

Helix Energy Solutions Group, Inc.

1.0

4.

AAR Corp.

0.9

5.

Barrett Business Services, Inc.

0.9

6.

Dana Holding Corp.

0.9

7.

Children's Place Retail Stores, Inc. (The)

0.9

8.

Minerals Technologies, Inc.

0.9

9.

Ocwen Financial Corp.

0.9

10.

Universal Corp.

0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

35.7
%

Industrials

15.2

Information Technology

11.3

Consumer Discretionary

10.0

Energy

6.6

Utilities

5.5

Materials

4.4

Health Care

4.1

Consumer Staples

3.2

Others (each less than 1.0%)

1.0

Short-Term Investment

3.0

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

11

JPMorgan Small Cap
Value Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

1/27/95

Without Sales Charge

17.14
%

36.16
%

19.66
%

9.18
%

With Sales Charge**

10.98

29.02

18.37

8.60

CLASS B SHARES

1/27/95

Without CDSC

16.80

35.32

18.92

8.63

With CDSC***

11.80

30.32

18.72

8.63

CLASS C SHARES

3/22/99

Without CDSC

16.77

35.31

18.91

8.51

With CDSC****

15.77

34.31

18.91

8.51

CLASS R2 SHARES

11/3/08

16.99

35.75

19.34

8.90

CLASS R5 SHARES

5/15/06

17.36

36.56

20.06

9.53

CLASS R6 SHARES

2/22/05

17.37

36.65

20.11

9.59

SELECT CLASS SHARES

1/27/95

17.31

36.44

19.94

9.45

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class
R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.
The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value
Index and the Lipper Small-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a
$1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

20.61%

Russell 2000 Index

19.82%

Net Assets as of 12/31/2013 (In Thousands)

$
366,374

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the software & services sector and the retail sector was the primary contributor to relative performance, while the Fund’s stock selection in the systems hardware sector and pharmaceuticals sector was the primary detractor form relative performance.

Individual contributors to relative performance included the Fund’s positions in Ubiquiti Networks Inc., Rite Aid Corp. and Barrett Business Services Inc. Shares of Ubiquity, a communications technology company, gained from a string of quarterly earnings surprises, a strong balance sheet and substantial cash flow. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Barrett, a provider of business management outsourcing services, benefitted from general strength in the outsourcing sector and analysts’ expectations of growth for Barrett.

Individual detractors from relative performance included the Fund’s positions in InterDigital Inc., Strayer Education Inc. and ChemoCentryx Inc. Shares
of InterDigital, a provider of wireless telecommunications technology, on news that the U.S. International Trade Commission had ruled against the company’s patent infringement case against competitors. Shares of Strayer Education, for-profit college company, fell on weak year-over-year comparisons in earnings and revenue. Shares of ChemoCentryx, a biopharmaceutical company, fell on disappointing test results for the company’s treatment for Crohn’s disease.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Minerals Technologies, Inc.

1.4
%

2.

Manhattan Associates, Inc.

1.3

3.

Rite Aid Corp.

1.3

4.

United Stationers, Inc.

1.2

5.

AAR Corp.

1.1

6.

Ubiquiti Networks, Inc.

1.1

7.

Barrett Business Services, Inc.

1.1

8.

Taser International, Inc.

1.0

9.

Dana Holding Corp.

1.0

10.

Children's Place Retail Stores, Inc. (The)

1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

20.4
%

Industrials

16.5

Information Technology

16.3

Consumer Discretionary

13.2

Health Care

11.8

Energy

5.6

Consumer Staples

4.6

Materials

4.2

Utilities

2.8

Telecommunication Services

1.0

U.S. Treasury Obligations

0.2

Short-Term Investment

3.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

11/1/07

Without Sales Charge

20.36
%

40.03
%

22.57
%

8.75
%

With Sales Charge**

14.04

32.65

21.27

8.17

CLASS C SHARES

11/1/07

Without CDSC

20.14

39.35

21.95

8.42

With CDSC***

19.14

38.35

21.95

8.42

CLASS R2 SHARES

11/1/11

20.28

39.70

22.46

8.70

CLASS R6 SHARES

11/1/11

20.64

40.66

23.13

9.13

INSTITUTIONAL CLASS SHARES

11/4/93

20.60

40.61

23.09

9.12

SELECT CLASS SHARES

9/10/01

20.49

40.32

22.85

8.93

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 To 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C
Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from
November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6
Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the
Fund

assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns
shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2013

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 97.6%

Consumer Discretionary — 15.7%

Distributors — 1.0%

93

Pool Corp.

5,393

Hotels, Restaurants & Leisure — 1.4%

95

Noodles & Co. (a)

3,400

283

Scientific Games Corp., Class A (a)

4,786

8,186

Household Durables — 1.6%

202

La-Z-Boy, Inc.

6,274

148

TRI Pointe Homes, Inc. (a)

2,952

9,226

Internet & Catalog Retail — 2.6%

127

Blue Nile, Inc. (a)

5,974

215

HomeAway, Inc. (a)

8,807

14,781

Leisure Equipment & Products — 1.0%

124

Brunswick Corp.

5,718

Media — 1.0%

438

ReachLocal, Inc. (a)

5,571

Specialty Retail — 4.6%

68

Asbury Automotive Group, Inc. (a)

3,643

45

Container Store Group, Inc. (The) (a)

2,075

135

Five Below, Inc. (a)

5,850

200

Francesca’s Holdings Corp. (a)

3,682

57

Lumber Liquidators Holdings, Inc. (a)

5,878

112

Penske Automotive Group, Inc.

5,264

26,392

Textiles, Apparel & Luxury Goods — 2.5%

152

Skechers U.S.A., Inc., Class A (a)

5,023

109

Vince Holding Corp. (a)

3,332

177

Wolverine World Wide, Inc.

6,010

14,365

Total Consumer Discretionary

89,632

Consumer Staples — 0.7%

Food & Staples Retailing — 0.1%

51

Fairway Group Holdings Corp. (a)

917

Food Products — 0.6%

75

Annie’s, Inc. (a)

3,212

Total Consumer Staples

4,129

Energy — 4.6%

Energy Equipment & Services — 1.9%

64

Dril-Quip, Inc. (a)

7,021

SHARES

SECURITY DESCRIPTION

VALUE($)

Energy Equipment & Services — Continued

136

Forum Energy Technologies, Inc. (a)

3,839

10,860

Oil, Gas & Consumable Fuels — 2.7%

128

Delek U.S. Holdings, Inc.

4,412

221

Laredo Petroleum Holdings, Inc. (a)

6,109

106

Oasis Petroleum, Inc. (a)

4,996

15,517

Total Energy

26,377

Financials — 7.7%

Capital Markets — 3.3%

116

Cohen & Steers, Inc.

4,634

121

Financial Engines, Inc.

8,393

38

FXCM, Inc., Class A

680

416

PennantPark Investment Corp.

4,824

18,531

Commercial Banks — 0.9%

48

Signature Bank (a)

5,108

Insurance — 0.7%

125

Amtrust Financial Services, Inc.

4,083

Real Estate Investment Trusts (REITs) — 2.0%

154

CubeSmart

2,459

97

Douglas Emmett, Inc. (m)

2,269

41

EastGroup Properties, Inc.

2,389

211

Glimcher Realty Trust

1,980

63

Highwoods Properties, Inc.

2,284

11,381

Real Estate Management & Development — 0.8%

143

RE/MAX Holdings, Inc., Class A (a)

4,590

Total Financials

43,693

Health Care — 21.6%

Biotechnology — 7.5%

134

ACADIA Pharmaceuticals, Inc. (a)

3,353

84

Acceleron Pharma, Inc. (a)

3,330

63

Aegerion Pharmaceuticals, Inc. (a)

4,485

149

AMAG Pharmaceuticals, Inc. (a)

3,618

109

Arrowhead Research Corp. (a)

1,184

157

Chimerix, Inc. (a)

2,365

173

Exact Sciences Corp. (a)

2,028

346

Halozyme Therapeutics, Inc. (a)

5,189

141

Insmed, Inc. (a)

2,404

75

Intrexon Corp. (a)

1,784

189

Keryx Biopharmaceuticals, Inc. (a)

2,448

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2013

J.P. MORGAN SMALL CAP FUNDS

15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Biotechnology — Continued

110

Portola Pharmaceuticals, Inc. (a)

2,842

40

Puma Biotechnology, Inc. (a)

4,146

293

Synta Pharmaceuticals Corp. (a)

1,534

410

Threshold Pharmaceuticals, Inc. (a)

1,915

42,625

Health Care Equipment & Supplies — 6.4%

310

GenMark Diagnostics, Inc. (a)

4,123

765

Imris, Inc., (Canada) (a)

1,216

210

Insulet Corp. (a)

7,806

468

Novadaq Technologies, Inc., (Canada) (a)

7,720

438

Syneron Medical Ltd., (Israel) (a)

5,386

142

Tandem Diabetes Care, Inc. (a)

3,664

1,457

Unilife Corp. (a)

6,411

36,326

Health Care Providers & Services — 4.0%

165

Acadia Healthcare Co., Inc. (a)

7,798

250

Emeritus Corp. (a)

5,402

105

Surgical Care Affiliates, Inc. (a)

3,653

85

WellCare Health Plans, Inc. (a)

5,978

22,831

Health Care Technology — 0.4%

73

Veeva Systems, Inc., Class A (a)

2,337

Life Sciences Tools & Services — 2.3%

194

Bruker Corp. (a)

3,841

240

Fluidigm Corp. (a)

9,207

13,048

Pharmaceuticals — 1.0%

267

Nektar Therapeutics (a)

3,026

116

Sagent Pharmaceuticals, Inc. (a)

2,939

5,965

Total Health Care

123,132

Industrials — 22.6%

Aerospace & Defense — 2.4%

120

HEICO Corp.

6,946

156

Hexcel Corp. (a)

6,960

13,906

Airlines — 1.2%

147

Spirit Airlines, Inc. (a)

6,685

Building Products — 3.7%

160

Fortune Brands Home & Security, Inc.

7,331

225

Ply Gem Holdings, Inc. (a)

4,050

125

Trex Co., Inc. (a)

9,944

21,325

SHARES

SECURITY DESCRIPTION

VALUE($)

Electrical Equipment — 3.0%

93

Acuity Brands, Inc.

10,210

123

Generac Holdings, Inc.

6,985

17,195

Industrial Conglomerates — 1.1%

78

Carlisle Cos., Inc.

6,199

Machinery — 3.2%

94

Graco, Inc.

7,345

44

Middleby Corp. (The) (a)

10,677

18,022

Marine — 1.0%

60

Kirby Corp. (a)

5,954

Professional Services — 0.5%

106

TrueBlue, Inc. (a)

2,724

Road & Rail — 2.3%

216

Marten Transport Ltd.

4,365

163

Old Dominion Freight Line, Inc. (a)

8,632

12,997

Trading Companies & Distributors — 4.2%

55

DXP Enterprises, Inc. (a)

6,350

60

MSC Industrial Direct Co., Inc., Class A

4,836

199

Rush Enterprises, Inc., Class A (a)

5,888

70

Watsco, Inc.

6,690

23,764

Total Industrials

128,771

Information Technology — 24.2%

Communications Equipment — 3.5%

219

Aruba Networks, Inc. (a)

3,921

155

Ciena Corp. (a)

3,706

318

Infinera Corp. (a)

3,112

91

Palo Alto Networks, Inc. (a)

5,257

278

Ruckus Wireless, Inc. (a)

3,945

19,941

Computers & Peripherals — 0.8%

101

Nimble Storage, Inc. (a)

4,566

Internet Software & Services — 8.7%

98

ChannelAdvisor Corp. (a)

4,105

108

Cornerstone OnDemand, Inc. (a)

5,776

30

CoStar Group, Inc. (a)

5,598

130

Dealertrack Technologies, Inc. (a)

6,235

88

Demandware, Inc. (a)

5,633

209

Envestnet, Inc. (a)

8,425

87

Marketo, Inc. (a)

3,216

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
34	OpenTable, Inc. (a)	2,714
220	Trulia, Inc. (a)	7,773

		49,475

	Semiconductors & Semiconductor Equipment — 2.6%
144	Cavium, Inc. (a)	4,952
68	Hittite Microwave Corp. (a)	4,202
442	Inphi Corp. (a)	5,701

		14,855

	Software — 8.6%
199	BroadSoft, Inc. (a)	5,431
62	CommVault Systems, Inc. (a)	4,638
240	Cyan, Inc. (a)	1,268
49	FireEye, Inc. (a)	2,136
125	Fortinet, Inc. (a)	2,393
201	Gigamon, Inc. (a)	5,648
104	Guidewire Software, Inc. (a)	5,099
129	Imperva, Inc. (a)	6,194
134	Infoblox, Inc. (a)	4,410
177	Rally Software Development Corp. (a)	3,438
65	Splunk, Inc. (a)	4,494
53	Tableau Software, Inc., Class A (a)	3,683

		48,832

	Total Information Technology	137,669

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
438	Boingo Wireless, Inc. (a)	2,807

	Total Common Stocks (Cost $371,109)	556,210

NUMBER OF WARRANTS
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
12,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $12,641)	12,641

	Total Investments — 99.8% (Cost $383,750)	568,851
	Other Assets in Excess of Liabilities — 0.2%	1,096

	NET ASSETS — 100.0%	$569,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
		Consumer Discretionary — 12.5%
		Auto Components — 1.2%
150		Cooper Tire & Rubber Co.	3,599
28		Standard Motor Products, Inc.	1,041
58		Stoneridge, Inc. (a)	733
109		Tower International, Inc. (a)	2,335

			7,708

		Distributors — 0.3%
20		Core-Mark Holding Co., Inc.	1,542
—	(h)	Stock Building Supply Holdings, Inc. (a)	7
9		VOXX International Corp. (a)	156

			1,705

		Diversified Consumer Services — 0.4%
10		Capella Education Co.	631
96		Corinthian Colleges, Inc. (a)	170
19		ITT Educational Services, Inc. (a)	635
14		Outerwall, Inc. (a)	955

			2,391

		Hotels, Restaurants & Leisure — 1.5%
11		Cracker Barrel Old Country Store, Inc.	1,189
34		Einstein Noah Restaurant Group, Inc.	496
63		Jack in the Box, Inc. (a)	3,131
184		Ruth’s Hospitality Group, Inc.	2,612
119		Sonic Corp. (a)	2,402

			9,830

		Household Durables — 1.6%
98		Helen of Troy Ltd., (Bermuda) (a)	4,827
20		Jarden Corp. (a)	1,233
70		KB Home	1,283
14		Libbey, Inc. (a)	301
51		Lifetime Brands, Inc.	799
10		NACCO Industries, Inc., Class A	622
37		Universal Electronics, Inc. (a)	1,403

			10,468

		Internet & Catalog Retail — 0.4%
73		FTD Cos., Inc. (a)	2,387
9		zulily, Inc., Class A (a)	389

			2,776

		Leisure Equipment & Products — 0.1%
11		Johnson Outdoors, Inc., Class A	283
6		Sturm Ruger & Co., Inc.	417

			700

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.3%
16	AMC Entertainment Holdings, Inc., Class A (a)	325
251	E.W. Scripps Co., Class A (a)	5,441
34	Entercom Communications Corp., Class A (a)	359
76	Gray Television, Inc. (a)	1,134
88	Journal Communications, Inc., Class A (a)	823
12	Live Nation Entertainment, Inc. (a)	243
17	Sinclair Broadcast Group, Inc., Class A	600

		8,925

	Multiline Retail — 0.9%
21	Burlington Stores, Inc. (a)	678
44	Dillard’s, Inc., Class A	4,287
80	Tuesday Morning Corp. (a)	1,271

		6,236

	Specialty Retail — 3.0%
110	Brown Shoe Co., Inc.	3,087
42	Cato Corp. (The), Class A	1,320
9	Children’s Place Retail Stores, Inc. (The) (a)	536
44	Conn’s, Inc. (a)	3,427
6	Container Store Group, Inc. (The) (a)	284
31	Destination Maternity Corp.	932
311	Express, Inc. (a)	5,810
688	Office Depot, Inc. (a)	3,638
54	Stein Mart, Inc.	722
7	Tilly’s, Inc., Class A (a)	82
11	Trans World Entertainment Corp. (a)	50

		19,888

	Textiles, Apparel & Luxury Goods — 1.8%
79	G-III Apparel Group Ltd. (a)	5,829
128	Iconix Brand Group, Inc. (a)	5,094
37	Perry Ellis International, Inc. (a)	591
14	RG Barry Corp.	278
16	Vince Holding Corp. (a)	494

		12,286

	Total Consumer Discretionary	82,913

	Consumer Staples — 5.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	527

	Food & Staples Retailing — 3.4%
82	Andersons, Inc. (The)	7,330
1,372	Rite Aid Corp. (a)	6,942
237	Roundy’s, Inc.	2,335
198	Spartan Stores, Inc.	4,803
79	SUPERVALU, Inc. (a)	574

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food & Staples Retailing — Continued
11	Village Super Market, Inc., Class A	332

		22,316

	Food Products — 1.6%
249	Chiquita Brands International, Inc. (a)	2,913
35	Darling International, Inc. (a)	735
19	Fresh Del Monte Produce, Inc.	538
16	John B Sanfilippo & Son, Inc.	402
190	Pilgrim’s Pride Corp. (a)	3,081
54	Pinnacle Foods, Inc.	1,486
17	Sanderson Farms, Inc.	1,244

		10,399

	Personal Products — 0.5%
32	Prestige Brands Holdings, Inc. (a)	1,156
28	Revlon, Inc., Class A (a)	706
22	USANA Health Sciences, Inc. (a)	1,686

		3,548

	Total Consumer Staples	36,790

	Energy — 4.8%
	Energy Equipment & Services — 1.3%
58	C&J Energy Services, Inc. (a)	1,340
51	Dawson Geophysical Co. (a)	1,725
64	Forum Energy Technologies, Inc. (a)	1,800
20	Gulfmark Offshore, Inc., Class A	928
65	Helix Energy Solutions Group, Inc. (a)	1,495
68	Superior Energy Services, Inc. (a)	1,803

		9,091

	Oil, Gas & Consumable Fuels — 3.5%
12	Alon USA Energy, Inc.	203
14	Bonanza Creek Energy, Inc. (a)	609
72	Delek U.S. Holdings, Inc.	2,478
25	Energy XXI Bermuda Ltd., (Bermuda)	671
148	EPL Oil & Gas, Inc. (a)	4,204
50	Equal Energy Ltd.	268
398	Gastar Exploration Ltd. (a)	2,754
234	Renewable Energy Group, Inc. (a)	2,683
13	REX American Resources Corp. (a)	572
31	Stone Energy Corp. (a)	1,076
102	W&T Offshore, Inc.	1,634
668	Warren Resources, Inc. (a)	2,096
71	Western Refining, Inc.	3,007
4	Westmoreland Coal Co. (a)	81
15	World Fuel Services Corp.	660

		22,996

	Total Energy	32,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 21.5%
	Capital Markets — 1.0%
90	BGC Partners, Inc., Class A	546
117	Cowen Group, Inc., Class A (a)	457
32	Gladstone Capital Corp.	309
163	Investment Technology Group, Inc. (a)	3,349
99	Ladenburg Thalmann Financial Services, Inc. (a)	309
33	Manning & Napier, Inc.	586
21	Piper Jaffray Cos. (a)	827
8	Prospect Capital Corp.	90

		6,473

	Commercial Banks — 7.0%
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	518
70	BBCN Bancorp, Inc.	1,165
16	BNC Bancorp	267
7	Bridge Bancorp, Inc.	187
104	Cardinal Financial Corp.	1,876
41	Cathay General Bancorp	1,099
8	Center Bancorp, Inc.	146
24	Citizens & Northern Corp.	489
4	City Holding Co.	195
8	Community Trust Bancorp, Inc.	366
3	ConnectOne Bancorp, Inc. (a)	131
169	East West Bancorp, Inc.	5,903
17	Fidelity Southern Corp.	289
25	Financial Institutions, Inc.	620
123	First Commonwealth Financial Corp.	1,086
30	First Community Bancshares, Inc.	504
29	First Financial Bancorp	500
23	First Merchants Corp.	528
179	FirstMerit Corp.	3,972
180	Hanmi Financial Corp.	3,935
15	Heartland Financial USA, Inc.	443
24	Huntington Bancshares, Inc.	230
6	Iberiabank Corp.	364
11	Lakeland Financial Corp.	421
22	MainSource Financial Group, Inc.	389
20	MetroCorp Bancshares, Inc.	297
5	National Bankshares, Inc.	173
16	NBT Bancorp, Inc.	404
88	OFG Bancorp, (Puerto Rico)	1,519
50	Park Sterling Corp.	360
8	Peoples Bancorp, Inc.	173
51	Pinnacle Financial Partners, Inc.	1,666
175	Popular, Inc., (Puerto Rico) (a)	5,019

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
24	Preferred Bank (a)	485
26	PrivateBancorp, Inc.	755
8	Prosperity Bancshares, Inc.	501
29	Sierra Bancorp	471
78	Southwest Bancorp, Inc. (a)	1,247
72	Susquehanna Bancshares, Inc.	922
8	SVB Financial Group (a)	849
19	Texas Capital Bancshares, Inc. (a)	1,169
14	WesBanco, Inc.	451
22	West Bancorporation, Inc.	350
353	Wilshire Bancorp, Inc.	3,862

		46,296

	Consumer Finance — 3.1%
12	Cash America International, Inc.	475
99	DFC Global Corp. (a)	1,128
53	Encore Capital Group, Inc. (a)	2,659
25	Ezcorp, Inc., Class A (a)	289
98	Green Dot Corp., Class A (a)	2,457
34	JGWPT Holdings, Inc., Class A (a)	593
40	Nelnet, Inc., Class A	1,669
35	Portfolio Recovery Associates, Inc. (a)	1,839
117	Regional Management Corp. (a)	3,953
34	Springleaf Holdings, Inc. (a)	849
50	World Acceptance Corp. (a)	4,332

		20,243

	Insurance — 2.5%
209	American Equity Investment Life Holding Co.	5,524
39	Aspen Insurance Holdings Ltd., (Bermuda)	1,603
264	CNO Financial Group, Inc.	4,668
14	Crawford & Co., Class B	126
33	HCI Group, Inc.	1,739
9	Horace Mann Educators Corp.	287
71	Maiden Holdings Ltd., (Bermuda)	773
7	Montpelier Re Holdings Ltd., (Bermuda)	212
19	Selective Insurance Group, Inc.	511
8	Stewart Information Services Corp.	252
21	United Fire Group, Inc.	593
6	Validus Holdings Ltd., (Bermuda)	253

		16,541

	Real Estate Investment Trusts (REITs) — 6.6%
5	Agree Realty Corp.	151
23	American Campus Communities, Inc.	751
500	Anworth Mortgage Asset Corp.	2,105
21	Ashford Hospitality Prime, Inc.	390

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
107	Ashford Hospitality Trust, Inc.	885
366	Capstead Mortgage Corp.	4,425
77	CBL & Associates Properties, Inc.	1,383
47	Chatham Lodging Trust	969
41	Chesapeake Lodging Trust	1,034
61	CoreSite Realty Corp.	1,973
136	Cousins Properties, Inc.	1,400
154	DCT Industrial Trust, Inc.	1,094
50	DDR Corp.	770
17	EastGroup Properties, Inc.	973
124	Education Realty Trust, Inc.	1,094
224	First Industrial Realty Trust, Inc.	3,914
86	GEO Group, Inc. (The)	2,765
46	Glimcher Realty Trust	427
8	Home Properties, Inc.	434
33	LaSalle Hotel Properties	1,012
21	LTC Properties, Inc.	733
6	Mid-America Apartment Communities, Inc.	385
17	Parkway Properties, Inc.	324
41	Pebblebrook Hotel Trust	1,258
59	Pennsylvania Real Estate Investment Trust	1,112
113	Potlatch Corp.	4,712
13	PS Business Parks, Inc.	955
86	RAIT Financial Trust	769
15	Ramco-Gershenson Properties Trust	235
107	Redwood Trust, Inc.	2,065
111	RLJ Lodging Trust	2,692
8	Sun Communities, Inc.	324
25	Sunstone Hotel Investors, Inc.	336

		43,849

	Real Estate Management & Development — 0.2%
37	RE/MAX Holdings, Inc., Class A (a)	1,196

	Thrifts & Mortgage Finance — 1.1%
12	BofI Holding, Inc. (a)	957
32	HomeStreet, Inc.	630
15	OceanFirst Financial Corp.	259
105	Ocwen Financial Corp. (a)	5,800

		7,646

	Total Financials	142,244

	Health Care — 11.5%
	Biotechnology — 2.5%
9	Acorda Therapeutics, Inc. (a)	272
38	Aegerion Pharmaceuticals, Inc. (a)	2,689
3	Agios Pharmaceuticals, Inc. (a)	81

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
17	Alnylam Pharmaceuticals, Inc. (a)	1,100
71	AMAG Pharmaceuticals, Inc. (a)	1,716
37	Celldex Therapeutics, Inc. (a)	891
11	Foundation Medicine, Inc. (a)	272
75	Infinity Pharmaceuticals, Inc. (a)	1,041
12	Karyopharm Therapeutics, Inc. (a)	275
6	MacroGenics, Inc. (a)	170
41	Ophthotech Corp. (a)	1,320
30	Pharmacyclics, Inc. (a)	3,142
11	Raptor Pharmaceutical Corp. (a)	138
30	Synageva BioPharma Corp. (a)	1,922
327	Threshold Pharmaceuticals, Inc. (a)	1,528

		16,557

	Health Care Equipment & Supplies — 2.6%
28	ArthroCare Corp. (a)	1,127
105	Greatbatch, Inc. (a)	4,641
8	Insulet Corp. (a)	304
215	NuVasive, Inc. (a)	6,938
24	PhotoMedex, Inc. (a)	314
12	Sirona Dental Systems, Inc. (a)	828
59	STERIS Corp.	2,840

		16,992

	Health Care Providers & Services — 2.7%
129	Amsurg Corp. (a)	5,902
63	Centene Corp. (a)	3,690
79	Cross Country Healthcare, Inc. (a)	789
216	Gentiva Health Services, Inc. (a)	2,674
82	Molina Healthcare, Inc. (a)	2,864
53	Owens & Minor, Inc.	1,930
12	Providence Service Corp. (The) (a)	309

		18,158

	Health Care Technology — 0.1%
26	Veeva Systems, Inc., Class A (a)	835

	Life Sciences Tools & Services — 0.5%
125	Cambrex Corp. (a)	2,227
23	Furiex Pharmaceuticals, Inc. (a)	966

		3,193

	Pharmaceuticals — 3.1%
14	Cornerstone Therapeutics, Inc. (a)	131
61	Impax Laboratories, Inc. (a)	1,541
36	Jazz Pharmaceuticals plc, (Ireland) (a)	4,505
155	Lannett Co., Inc. (a)	5,134
168	Medicines Co. (The) (a)	6,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
34	Questcor Pharmaceuticals, Inc.	1,873
106	Sciclone Pharmaceuticals, Inc. (a)	536

		20,193

	Total Health Care	75,928

	Industrials — 16.0%
	Aerospace & Defense — 2.2%
85	AAR Corp. (m)	2,378
7	Curtiss-Wright Corp.	423
137	Engility Holdings, Inc. (a)	4,569
29	Esterline Technologies Corp. (a)	2,967
57	Triumph Group, Inc.	4,359

		14,696

	Air Freight & Logistics — 0.3%
21	Atlas Air Worldwide Holdings, Inc. (a)	860
20	Park-Ohio Holdings Corp. (a)	1,032

		1,892

	Airlines — 1.6%
60	Alaska Air Group, Inc.	4,380
468	Republic Airways Holdings, Inc. (a)	5,004
72	SkyWest, Inc.	1,071

		10,455

	Building Products — 0.1%
6	Gibraltar Industries, Inc. (a)	108
29	Norcraft Cos., Inc. (a)	577

		685

	Commercial Services & Supplies — 3.7%
66	ABM Industries, Inc. (m)	1,890
87	ARC Document Solutions, Inc. (a)	718
39	Ceco Environmental Corp.	632
451	Cenveo, Inc. (a)	1,551
134	Deluxe Corp.	7,004
14	Herman Miller, Inc.	402
143	Kimball International, Inc., Class B	2,143
62	Knoll, Inc.	1,133
97	Quad/Graphics, Inc.	2,639
154	Steelcase, Inc., Class A	2,446
7	UniFirst Corp.	706
21	United Stationers, Inc.	973
78	Viad Corp.	2,161

		24,398

	Construction & Engineering — 0.7%
14	Argan, Inc.	375

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — Continued
58	EMCOR Group, Inc.	2,449
82	Tutor Perini Corp. (a)	2,154

		4,978

	Electrical Equipment — 1.6%
23	Acuity Brands, Inc.	2,514
67	Brady Corp., Class A	2,082
38	EnerSys, Inc.	2,642
32	Generac Holdings, Inc.	1,807
24	LSI Industries, Inc.	207
17	Regal-Beloit Corp.	1,283

		10,535

	Machinery — 3.2%
51	Albany International Corp., Class A	1,814
30	Barnes Group, Inc.	1,161
25	Columbus McKinnon Corp. (a)	681
6	EnPro Industries, Inc. (a)	369
82	Federal Signal Corp. (a)	1,197
38	FreightCar America, Inc.	1,004
45	Global Brass & Copper Holdings, Inc.	751
23	Hardinge, Inc.	333
20	Hyster-Yale Materials Handling, Inc.	1,891
39	Kadant, Inc.	1,572
28	LB Foster Co., Class A	1,334
51	NN, Inc.	1,032
5	Standex International Corp.	308
50	Trimas Corp. (a)	2,002
96	Wabash National Corp. (a)	1,183
47	Wabtec Corp.	3,454
6	Watts Water Technologies, Inc., Class A	371
56	Xerium Technologies, Inc. (a)	927

		21,384

	Professional Services — 1.2%
45	Barrett Business Services, Inc.	4,155
18	Heidrick & Struggles International, Inc.	371
26	Insperity, Inc.	932
10	Kelly Services, Inc., Class A	254
40	RPX Corp. (a)	678
34	TrueBlue, Inc. (a)	879
12	VSE Corp.	566

		7,835

	Road & Rail — 0.8%
3	AMERCO (a)	761
13	Avis Budget Group, Inc. (a)	530
115	Quality Distribution, Inc. (a)	1,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
20	Saia, Inc. (a)	627
80	Swift Transportation Co. (a)	1,783
14	Universal Truckload Services, Inc.	412

		5,582

	Trading Companies & Distributors — 0.6%
43	Applied Industrial Technologies, Inc.	2,101
6	Beacon Roofing Supply, Inc. (a)	234
17	United Rentals, Inc. (a)	1,348

		3,683

	Total Industrials	106,123

	Information Technology — 17.0%
	Communications Equipment — 1.1%
125	ARRIS Group, Inc. (a)	3,053
76	Aviat Networks, Inc. (a)	171
13	CalAmp Corp. (a)	350
143	Extreme Networks, Inc. (a)	999
322	Harmonic, Inc. (a)	2,375
11	Oplink Communications, Inc. (a)	208
44	PC-Tel, Inc.	418

		7,574

	Computers & Peripherals — 0.6%
66	Avid Technology, Inc. (a)	534
108	QLogic Corp. (a)	1,274
168	Silicon Graphics International Corp. (a)	2,257
34	Violin Memory, Inc. (a)	133

		4,198

	Electronic Equipment, Instruments & Components — 2.9%
94	Audience, Inc. (a)	1,092
158	Benchmark Electronics, Inc. (a)	3,644
74	Insight Enterprises, Inc. (a)	1,676
13	Littelfuse, Inc.	1,217
59	Newport Corp. (a)	1,059
386	Sanmina Corp. (a)	6,448
61	SYNNEX Corp. (a)	4,118

		19,254

	Internet Software & Services — 2.4%
129	Carbonite, Inc. (a)	1,531
32	Chegg, Inc. (a)	272
53	Cornerstone OnDemand, Inc. (a)	2,849
7	Digital River, Inc. (a)	120
11	IntraLinks Holdings, Inc. (a)	133
27	Stamps.com, Inc. (a)	1,133

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
138	support.com, Inc. (a)	523
163	United Online, Inc.	2,243
167	WebMD Health Corp. (a)	6,605
5	Xoom Corp. (a)	148

		15,557

	IT Services — 2.8%
98	CSG Systems International, Inc.	2,893
12	EVERTEC, Inc., (Puerto Rico)	301
239	Global Cash Access Holdings, Inc. (a)	2,385
124	iGATE Corp. (a)	4,992
213	Unisys Corp. (a)	7,157
37	VeriFone Systems, Inc. (a)	979

		18,707

	Semiconductors & Semiconductor Equipment — 4.0%
40	Alpha & Omega Semiconductor Ltd. (a)	305
128	Amkor Technology, Inc. (a)	786
35	Brooks Automation, Inc.	371
111	Entegris, Inc. (a)	1,282
98	First Solar, Inc. (a)	5,360
78	Integrated Silicon Solution, Inc. (a)	948
64	Lattice Semiconductor Corp. (a)	350
2	M/A-COM Technology Solutions Holdings, Inc. (a)	25
23	Nanometrics, Inc. (a)	444
57	Pericom Semiconductor Corp. (a)	508
147	Photronics, Inc. (a)	1,327
157	Silicon Image, Inc. (a)	967
103	Skyworks Solutions, Inc. (a)	2,930
142	Spansion, Inc., Class A (a)	1,974
451	SunEdison, Inc. (a)	5,891
286	Ultra Clean Holdings, Inc. (a)	2,867

		26,335

	Software — 3.2%
174	Actuate Corp. (a)	1,338
63	Advent Software, Inc.	2,218
9	Aspen Technology, Inc. (a)	372
13	FireEye, Inc. (a)	549
9	Manhattan Associates, Inc. (a)	1,093
18	Monotype Imaging Holdings, Inc.	570
136	Pegasystems, Inc.	6,703
47	PTC, Inc. (a)	1,649
8	Rovi Corp. (a)	160
262	Take-Two Interactive Software, Inc. (a)	4,551
329	TeleCommunication Systems, Inc., Class A (a)	762
94	Telenav, Inc. (a)	621

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
23	TIBCO Software, Inc. (a)	513

		21,099

	Total Information Technology	112,724

	Materials — 3.8%
	Chemicals — 1.9%
42	A Schulman, Inc.	1,484
16	American Pacific Corp. (a)	600
67	Axiall Corp.	3,169
5	FutureFuel Corp.	74
28	H.B. Fuller Co.	1,473
6	Innospec, Inc.	273
40	Koppers Holdings, Inc.	1,848
47	Minerals Technologies, Inc.	2,841
73	OMNOVA Solutions, Inc. (a)	668

		12,430

	Construction Materials — 0.0% (g)
32	Headwaters, Inc. (a)	316

	Containers & Packaging — 1.0%
251	Graphic Packaging Holding Co. (a)	2,408
37	Rock Tenn Co., Class A	3,885

		6,293

	Metals & Mining — 0.6%
27	SunCoke Energy, Inc. (a)	623
79	Worthington Industries, Inc.	3,333

		3,956

	Paper & Forest Products — 0.3%
33	Boise Cascade Co. (a)	982
58	Resolute Forest Products, Inc., (Canada) (a)	931

		1,913

	Total Materials	24,908

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
26	Atlantic Tele-Network, Inc.	1,493
60	IDT Corp., Class B	1,067
391	Inteliquent, Inc.	4,463
103	Premiere Global Services, Inc. (a)	1,190
30	Straight Path Communications, Inc., Class B (a)	244

		8,457

	Wireless Telecommunication Services — 0.0% (g)
23	USA Mobility, Inc.	323

	Total Telecommunication Services	8,780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 2.7%
	Electric Utilities — 1.9%
60	El Paso Electric Co.	2,092
21	Empire District Electric Co. (The)	476
34	IDACORP, Inc.	1,783
12	MGE Energy, Inc.	695
169	Portland General Electric Co.	5,089
33	UNS Energy Corp.	1,975
12	Westar Energy, Inc.	380

		12,490

	Gas Utilities — 0.7%
3	AGL Resources, Inc.	122
6	Chesapeake Utilities Corp.	342
20	Laclede Group, Inc. (The)	915
29	New Jersey Resources Corp.	1,345
9	Northwest Natural Gas Co.	390
17	Southwest Gas Corp.	934
11	WGL Holdings, Inc.	421

		4,469

	Water Utilities — 0.1%
6	Artesian Resources Corp., Class A	129
35	Consolidated Water Co., Ltd., (Cayman Islands)	499

		628

	Total Utilities	17,587

	Total Common Stocks (Cost $423,295)	640,084

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.2%
1,290	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,291)	1,291

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
21,968	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $21,968)	21,968

	Total Investments — 100.2% (Cost $446,554)	663,343

	Liabilities in Excess of Other Assets — (0.2)%	(1,648)

	NET ASSETS — 100.0%	$661,695

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
194	E-mini Russell 2000	03/21/14	$22,531	$802

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 20.9%
	Auto Components — 2.5%
1,369	Allison Transmission Holdings, Inc.	37,796
1,169	Dana Holding Corp.	22,928
416	Drew Industries, Inc.	21,301

		82,025

	Distributors — 1.3%
740	Pool Corp.	43,045

	Diversified Consumer Services — 1.0%
386	Ascent Capital Group, Inc., Class A (a)	32,988

	Hotels, Restaurants & Leisure — 4.2%
1,376	Brinker International, Inc.	63,767
221	Cracker Barrel Old Country Store, Inc.	24,329
725	Monarch Casino & Resort, Inc. (a)	14,549
757	Papa John’s International, Inc.	34,362

		137,007

	Household Durables — 2.7%
1,469	Jarden Corp. (a)	90,145

	Leisure Equipment & Products — 0.8%
547	Brunswick Corp.	25,191

	Media — 3.6%
1,425	Cinemark Holdings, Inc.	47,511
342	Morningstar, Inc.	26,669
2,167	National CineMedia, Inc.	43,255

		117,435

	Specialty Retail — 2.5%
3,138	American Eagle Outfitters, Inc.	45,183
2,034	Chico’s FAS, Inc.	38,318

		83,501

	Textiles, Apparel & Luxury Goods — 2.3%
1,231	Crocs, Inc. (a)	19,592
645	Iconix Brand Group, Inc. (a)	25,621
3,477	Quiksilver, Inc. (a)	30,492

		75,705

	Total Consumer Discretionary	687,042

	Consumer Staples — 2.2%
	Food Products — 1.2%
443	J&J Snack Foods Corp.	39,226

	Household Products — 1.0%
464	Spectrum Brands Holdings, Inc.	32,770

	Total Consumer Staples	71,996

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.4%
	Energy Equipment & Services — 2.7%
2,147	Patterson-UTI Energy, Inc.	54,352
583	Tidewater, Inc.	34,552

		88,904

	Oil, Gas & Consumable Fuels — 2.7%
796	Approach Resources, Inc. (a)	15,349
443	Cimarex Energy Co.	46,522
2,785	Resolute Energy Corp. (a)	25,151

		87,022

	Total Energy	175,926

	Financials — 20.2%
	Capital Markets — 3.4%
527	Greenhill & Co., Inc.	30,528
1,834	HFF, Inc., Class A (a)	49,250
2,505	Janus Capital Group, Inc.	30,981

		110,759

	Commercial Banks — 9.0%
4,310	Associated Banc-Corp.	74,996
1,513	First Financial Bancorp	26,373
1,870	First Horizon National Corp.	21,788
111	First of Long Island Corp. (The)	4,770
773	First Republic Bank	40,489
733	Glacier Bancorp, Inc.	21,838
399	Iberiabank Corp.	25,093
2,263	Umpqua Holdings Corp.	43,307
1,508	Western Alliance Bancorp (a)	35,971

		294,625

	Insurance — 2.5%
1,727	ProAssurance Corp.	83,744

	Real Estate Investment Trusts (REITs) — 4.6%
705	EastGroup Properties, Inc.	40,836
321	Mid-America Apartment Communities, Inc.	19,512
1,356	National Retail Properties, Inc.	41,128
2,131	RLJ Lodging Trust	51,827

		153,303

	Real Estate Management & Development — 0.7%
445	Realogy Holdings Corp. (a)	22,016

	Total Financials	664,447

	Health Care — 6.1%
	Health Care Equipment & Supplies — 2.1%
537	IDEXX Laboratories, Inc. (a)	57,090
240	West Pharmaceutical Services, Inc.	11,784

		68,874

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.0%
472	Magellan Health Services, Inc. (a)	28,292
239	MWI Veterinary Supply, Inc. (a)	40,784
441	WellCare Health Plans, Inc. (a)	31,030

		100,106

	Health Care Technology — 1.0%
1,233	Omnicell, Inc. (a)	31,473

	Total Health Care	200,453

	Industrials — 17.5%
	Air Freight & Logistics — 0.8%
556	Forward Air Corp.	24,394

	Building Products — 0.8%
1,526	Ply Gem Holdings, Inc. (a)	27,511

	Commercial Services & Supplies — 5.4%
859	ACCO Brands Corp. (a)	5,772
1,548	Herman Miller, Inc.	45,682
1,384	KAR Auction Services, Inc.	40,898
1,937	Waste Connections, Inc.	84,506

		176,858

	Construction & Engineering — 0.5%
884	Comfort Systems USA, Inc.	17,132

	Electrical Equipment — 2.3%
729	Generac Holdings, Inc.	41,314
461	Regal-Beloit Corp.	33,983

		75,297

	Machinery — 6.3%
785	Altra Industrial Motion Corp.	26,846
1,378	Douglas Dynamics, Inc.	23,171
636	RBC Bearings, Inc. (a)	44,980
2,140	Rexnord Corp. (a)	57,815
867	Toro Co. (The)	55,118

		207,930

	Road & Rail — 1.4%
2,573	Knight Transportation, Inc.	47,195

	Total Industrials	576,317

	Information Technology — 13.2%
	Electronic Equipment, Instruments & Components — 2.2%
694	Anixter International, Inc.	62,352
100	FEI Co.	8,922

		71,274

	Internet Software & Services — 1.6%
1,200	Dice Holdings, Inc. (a)	8,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
365	SciQuest, Inc. (a)	10,388
426	Zillow, Inc., Class A (a)	34,791

		53,881

	IT Services — 1.3%
1,231	CoreLogic, Inc. (a)	43,742

	Semiconductors & Semiconductor Equipment — 1.4%
1,697	Freescale Semiconductor Ltd. (a)	27,231
286	Hittite Microwave Corp. (a)	17,666

		44,897

	Software — 6.7%
484	Advent Software, Inc.	16,946
153	FactSet Research Systems, Inc.	16,592
771	Imperva, Inc. (a)	37,111
493	MICROS Systems, Inc. (a)	28,312
909	Monotype Imaging Holdings, Inc.	28,976
130	NetSuite, Inc. (a)	13,401
2,223	Rovi Corp. (a)	43,761
240	Solera Holdings, Inc.	16,969
235	Splunk, Inc. (a)	16,163

		218,231

	Total Information Technology	432,025

	Materials — 9.1%
	Chemicals — 2.4%
260	Airgas, Inc.	29,065
2,463	Taminco Corp. (a)	49,767

		78,832

	Containers & Packaging — 6.0%
895	Aptargroup, Inc.	60,708
1,273	Crown Holdings, Inc. (a)	56,754
1,682	Silgan Holdings, Inc.	80,762

		198,224

	Metals & Mining — 0.7%
278	Compass Minerals International, Inc.	22,265

	Total Materials	299,321

	Utilities — 2.5%
	Electric Utilities — 1.2%
1,323	Portland General Electric Co.	39,960

	Multi-Utilities — 1.3%
981	NorthWestern Corp.	42,506

	Total Utilities	82,466

	Total Common Stocks (Cost $1,965,140)	3,189,993

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
91,710	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $91,710)	91,710

	Total Investments — 99.9% (Cost $2,056,850)	3,281,703
	Other Assets in Excess of Liabilities — 0.1%	2,037

	NET ASSETS — 100.0%	$3,283,740

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.0%
	Distributors — 1.0%
195	Pool Corp.	11,322

	Hotels, Restaurants & Leisure — 1.4%
199	Noodles & Co. (a)	7,141
570	Scientific Games Corp., Class A (a)	9,658

		16,799

	Household Durables — 1.7%
425	La-Z-Boy, Inc.	13,168
311	TRI Pointe Homes, Inc. (a)	6,202

		19,370

	Internet & Catalog Retail — 2.6%
266	Blue Nile, Inc. (a)	12,540
452	HomeAway, Inc. (a)	18,484

		31,024

	Leisure Equipment & Products — 1.0%
261	Brunswick Corp.	12,005

	Media — 1.0%
920	ReachLocal, Inc. (a)	11,696

	Specialty Retail — 4.7%
142	Asbury Automotive Group, Inc. (a)	7,651
94	Container Store Group, Inc. (The) (a)	4,363
284	Five Below, Inc. (a)	12,280
420	Francesca’s Holdings Corp. (a)	7,734
120	Lumber Liquidators Holdings, Inc. (a)	12,338
234	Penske Automotive Group, Inc.	11,051

		55,417

	Textiles, Apparel & Luxury Goods — 2.6%
318	Skechers U.S.A., Inc., Class A (a)	10,546
228	Vince Holding Corp. (a)	6,998
372	Wolverine World Wide, Inc.	12,617

		30,161

	Total Consumer Discretionary	187,794

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.1%
107	Fairway Group Holdings Corp. (a)	1,934

	Food Products — 0.6%
157	Annie’s, Inc. (a)	6,747

	Total Consumer Staples	8,681

	Energy — 4.7%
	Energy Equipment & Services — 1.9%
134	Dril-Quip, Inc. (a)	14,738

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
285	Forum Energy Technologies, Inc. (a)	8,062

		22,800

	Oil, Gas & Consumable Fuels — 2.8%
269	Delek U.S. Holdings, Inc.	9,264
463	Laredo Petroleum Holdings, Inc. (a)	12,824
223	Oasis Petroleum, Inc. (a)	10,489

		32,577

	Total Energy	55,377

	Financials — 7.8%
	Capital Markets — 3.3%
243	Cohen & Steers, Inc.	9,729
254	Financial Engines, Inc.	17,615
81	FXCM, Inc., Class A	1,444
873	PennantPark Investment Corp.	10,127

		38,915

	Commercial Banks — 0.9%
100	Signature Bank (a)	10,723

	Insurance — 0.7%
262	Amtrust Financial Services, Inc.	8,576

	Real Estate Investment Trusts (REITs) — 2.1%
324	CubeSmart	5,168
205	Douglas Emmett, Inc. (m)	4,769
87	EastGroup Properties, Inc.	5,021
445	Glimcher Realty Trust	4,161
133	Highwoods Properties, Inc.	4,799

		23,918

	Real Estate Management & Development — 0.8%
301	RE/MAX Holdings, Inc., Class A (a)	9,638

	Total Financials	91,770

	Health Care — 21.9%
	Biotechnology — 7.6%
282	ACADIA Pharmaceuticals, Inc. (a)	7,043
177	Acceleron Pharma, Inc. (a)	6,998
133	Aegerion Pharmaceuticals, Inc. (a)	9,418
313	AMAG Pharmaceuticals, Inc. (a)	7,599
228	Arrowhead Research Corp. (a)	2,471
329	Chimerix, Inc. (a)	4,972
365	Exact Sciences Corp. (a)	4,262
727	Halozyme Therapeutics, Inc. (a)	10,893
297	Insmed, Inc. (a)	5,052
158	Intrexon Corp. (a)	3,754
397	Keryx Biopharmaceuticals, Inc. (a)	5,145

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
232	Portola Pharmaceuticals, Inc. (a)	5,972
84	Puma Biotechnology, Inc. (a)	8,708
616	Synta Pharmaceuticals Corp. (a)	3,228
862	Threshold Pharmaceuticals, Inc. (a)	4,026

		89,541

	Health Care Equipment & Supplies — 6.3%
622	GenMark Diagnostics, Inc. (a)	8,274
1,424	Imris, Inc., (Canada) (a)	2,264
442	Insulet Corp. (a)	16,383
983	Novadaq Technologies, Inc., (Canada) (a)	16,203
817	Syneron Medical Ltd., (Israel) (a)	10,053
299	Tandem Diabetes Care, Inc. (a)	7,695
3,059	Unilife Corp. (a)	13,458

		74,330

	Health Care Providers & Services — 4.1%
346	Acadia Healthcare Co., Inc. (a)	16,366
524	Emeritus Corp. (a)	11,340
220	Surgical Care Affiliates, Inc. (a)	7,672
178	WellCare Health Plans, Inc. (a)	12,550

		47,928

	Health Care Technology — 0.4%
153	Veeva Systems, Inc., Class A (a)	4,912

	Life Sciences Tools & Services — 2.4%
408	Bruker Corp. (a)	8,065
504	Fluidigm Corp. (a)	19,322

		27,387

	Pharmaceuticals — 1.1%
560	Nektar Therapeutics (a)	6,357
243	Sagent Pharmaceuticals, Inc. (a)	6,175

		12,532

	Total Health Care	256,630

	Industrials — 23.0%
	Aerospace & Defense — 2.5%
252	HEICO Corp.	14,578
327	Hexcel Corp. (a)	14,608

		29,186

	Airlines — 1.2%
309	Spirit Airlines, Inc. (a)	14,033

	Building Products — 3.8%
337	Fortune Brands Home & Security, Inc.	15,387
451	Ply Gem Holdings, Inc. (a)	8,134
262	Trex Co., Inc. (a)	20,867

		44,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 3.1%
196	Acuity Brands, Inc.	21,426
259	Generac Holdings, Inc.	14,662

		36,088

	Industrial Conglomerates — 1.1%
164	Carlisle Cos., Inc.	13,010

	Machinery — 3.2%
197	Graco, Inc.	15,416
93	Middleby Corp. (The) (a)	22,404

		37,820

	Marine — 1.1%
126	Kirby Corp. (a)	12,500

	Professional Services — 0.5%
225	TrueBlue, Inc. (a)	5,795

	Road & Rail — 2.3%
454	Marten Transport Ltd.	9,167
342	Old Dominion Freight Line, Inc. (a)	18,115

		27,282

	Trading Companies & Distributors — 4.2%
116	DXP Enterprises, Inc. (a)	13,329
126	MSC Industrial Direct Co., Inc., Class A	10,154
417	Rush Enterprises, Inc., Class A (a)	12,361
146	Watsco, Inc.	14,041

		49,885

	Total Industrials	269,987

	Information Technology — 24.5%
	Communications Equipment — 3.6%
460	Aruba Networks, Inc. (a)	8,234
325	Ciena Corp. (a)	7,784
669	Infinera Corp. (a)	6,538
192	Palo Alto Networks, Inc. (a)	11,036
583	Ruckus Wireless, Inc. (a)	8,285

		41,877

	Computers & Peripherals — 0.8%
202	Nimble Storage, Inc. (a)	9,169

	Internet Software & Services — 8.8%
207	ChannelAdvisor Corp. (a)	8,620
227	Cornerstone OnDemand, Inc. (a)	12,124
64	CoStar Group, Inc. (a)	11,751
273	Dealertrack Technologies, Inc. (a)	13,127
184	Demandware, Inc. (a)	11,825
439	Envestnet, Inc. (a)	17,683
174	Marketo, Inc. (a)	6,457

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
72	OpenTable, Inc. (a)	5,703
444	Trulia, Inc. (a)	15,662

		102,952

	Semiconductors & Semiconductor Equipment — 2.6%
301	Cavium, Inc. (a)	10,397
143	Hittite Microwave Corp. (a)	8,823
928	Inphi Corp. (a)	11,968

		31,188

	Software — 8.7%
417	BroadSoft, Inc. (a)	11,401
130	CommVault Systems, Inc. (a)	9,738
505	Cyan, Inc. (a)	2,673
103	FireEye, Inc. (a)	4,490
263	Fortinet, Inc. (a)	5,029
422	Gigamon, Inc. (a)	11,856
218	Guidewire Software, Inc. (a)	10,705
270	Imperva, Inc. (a)	13,003
280	Infoblox, Inc. (a)	9,261
371	Rally Software Development Corp. (a)	7,222
137	Splunk, Inc. (a)	9,436
112	Tableau Software, Inc., Class A (a)	7,735

		102,549

	Total Information Technology	287,735

SHARES	SECURITY DESCRIPTION	VALUE($)
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
924	Boingo Wireless, Inc. (a)	5,924

	Total Common Stocks (Cost $793,480)	1,163,898

Short-Term Investment — 1.5%
	Investment Company — 1.5%
17,161	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $17,161)	17,161

	Total Investments — 100.6% (Cost $810,641)	1,181,059
	Liabilities in Excess of Other Assets — (0.6)%	(6,770)

	NET ASSETS — 100.0%	$1,174,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 10.0%
	Auto Components — 1.3%
629	Dana Holding Corp.	12,345
195	Stoneridge, Inc. (a)	2,485
146	Superior Industries International, Inc.	3,002

		17,832

	Distributors — 0.0% (g)
1	Stock Building Supply Holdings, Inc. (a)	13

	Diversified Consumer Services — 0.4%
493	Corinthian Colleges, Inc. (a)	877
191	Lincoln Educational Services Corp.	952
227	Regis Corp.	3,292

		5,121

	Hotels, Restaurants & Leisure — 1.2%
14	Biglari Holdings, Inc. (a)	7,093
46	Einstein Noah Restaurant Group, Inc.	660
170	Isle of Capri Casinos, Inc. (a)	1,528
15	Jack in the Box, Inc. (a)	740
35	Red Robin Gourmet Burgers, Inc. (a)	2,581
214	Ruth’s Hospitality Group, Inc.	3,042
25	Scientific Games Corp., Class A (a)	430
19	Town Sports International Holdings, Inc.	282

		16,356

	Household Durables — 0.6%
108	Blyth, Inc.	1,172
11	Cavco Industries, Inc. (a)	749
68	CSS Industries, Inc.	1,941
75	Leggett & Platt, Inc.	2,311
9	Lifetime Brands, Inc.	137
27	NACCO Industries, Inc., Class A	1,673

		7,983

	Internet & Catalog Retail — 0.2%
371	Orbitz Worldwide, Inc. (a)	2,664
19	zulily, Inc., Class A (a)	804

		3,468

	Media — 1.9%
32	AH Belo Corp., Class A	236
32	AMC Entertainment Holdings, Inc., Class A (a)	666
555	Digital Generation, Inc. (a)	7,072
150	Entercom Communications Corp., Class A (a)	1,581
269	Journal Communications, Inc., Class A (a)	2,504
275	McClatchy Co. (The), Class A (a)	933
36	Nexstar Broadcasting Group, Inc., Class A	2,006
7	Saga Communications, Inc., Class A	354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
209	Sinclair Broadcast Group, Inc., Class A	7,456
84	Valassis Communications, Inc.	2,860

		25,668

	Multiline Retail — 1.0%
126	Bon-Ton Stores, Inc. (The)	2,045
46	Burlington Stores, Inc. (a)	1,462
98	Dillard’s, Inc., Class A	9,507

		13,014

	Specialty Retail — 2.5%
242	Brown Shoe Co., Inc.	6,799
213	Children’s Place Retail Stores, Inc. (The) (a)	12,129
14	Container Store Group, Inc. (The) (a)	634
229	hhgregg, Inc. (a)	3,200
96	New York & Co., Inc. (a)	420
1,631	Office Depot, Inc. (a)	8,628
111	Stein Mart, Inc.	1,489

		33,299

	Textiles, Apparel & Luxury Goods — 0.9%
206	Iconix Brand Group, Inc. (a)	8,162
25	Perry Ellis International, Inc. (a)	396
126	Unifi, Inc. (a)	3,427
15	Vince Holding Corp. (a)	460

		12,445

	Total Consumer Discretionary	135,199

	Consumer Staples — 3.2%
	Food & Staples Retailing — 1.5%
7	Pantry, Inc. (The) (a)	116
2,690	Rite Aid Corp. (a)	13,611
151	Roundy’s, Inc.	1,490
66	Spartan Stores, Inc.	1,610
530	SUPERVALU, Inc. (a)	3,864

		20,691

	Food Products — 0.7%
215	Chiquita Brands International, Inc. (a)	2,516
19	Farmer Bros Co. (a)	437
81	Fresh Del Monte Produce, Inc.	2,301
6	John B Sanfilippo & Son, Inc.	146
119	Pinnacle Foods, Inc.	3,262
17	Seneca Foods Corp., Class A (a)	526

		9,188

	Household Products — 0.2%
329	Central Garden & Pet Co., Class A (a)	2,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
206	Universal Corp.	11,231

	Total Consumer Staples	43,329

	Energy — 6.6%
	Energy Equipment & Services — 2.8%
53	Dawson Geophysical Co. (a)	1,796
192	Exterran Holdings, Inc. (a)	6,560
138	Global Geophysical Services, Inc. (a)	221
580	Helix Energy Solutions Group, Inc. (a)	13,454
594	Hercules Offshore, Inc. (a)	3,879
39	Key Energy Services, Inc. (a)	306
52	Natural Gas Services Group, Inc. (a)	1,420
243	Parker Drilling Co. (a)	1,975
50	Pioneer Energy Services Corp. (a)	401
88	SEACOR Holdings, Inc. (a)	7,998

		38,010

	Oil, Gas & Consumable Fuels — 3.8%
37	Alon USA Energy, Inc.	612
578	Alpha Natural Resources, Inc. (a)	4,124
254	Arch Coal, Inc.	1,132
6	Delek U.S. Holdings, Inc.	206
176	EPL Oil & Gas, Inc. (a)	5,027
30	Equal Energy Ltd.	161
2,162	Forest Oil Corp. (a)	7,806
168	Frontline Ltd., (Bermuda) (a)	627
208	Green Plains Renewable Energy, Inc.	4,039
171	Knightsbridge Tankers Ltd., (Bermuda)	1,572
12	Panhandle Oil and Gas, Inc., Class A	411
576	Penn Virginia Corp. (a)	5,427
534	PetroQuest Energy, Inc. (a)	2,305
50	REX American Resources Corp. (a)	2,218
130	Stone Energy Corp. (a)	4,490
217	W&T Offshore, Inc.	3,467
183	Western Refining, Inc.	7,761
1	Westmoreland Coal Co. (a)	19

		51,404

	Total Energy	89,414

	Financials — 35.8%
	Capital Markets — 1.7%
174	Apollo Investment Corp.	1,479
81	Arlington Asset Investment Corp., Class A	2,140
14	Artisan Partners Asset Management, Inc., Class A	906
184	Cowen Group, Inc., Class A (a)	720
20	Firsthand Technology Value Fund, Inc.,	463

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
27	GAMCO Investors, Inc., Class A	2,348
166	Gladstone Capital Corp.	1,597
370	Investment Technology Group, Inc. (a)	7,616
53	Janus Capital Group, Inc.	651
290	MCG Capital Corp.	1,275
47	MVC Capital, Inc.	631
79	NGP Capital Resources Co.	591
44	Oppenheimer Holdings, Inc., Class A	1,088
37	Piper Jaffray Cos. (a)	1,475

		22,980

	Commercial Banks — 15.2%
77	1st Source Corp.	2,466
18	1st United Bancorp, Inc.	134
5	American National Bankshares, Inc.	134
57	BancFirst Corp.	3,195
294	BancorpSouth, Inc.	7,471
129	Bank of Hawaii Corp.	7,611
49	Banner Corp.	2,174
278	BBCN Bancorp, Inc.	4,610
15	Bridge Capital Holdings (a)	310
19	Cascade Bancorp (a)	100
162	Cathay General Bancorp	4,333
17	Center Bancorp, Inc.	310
242	Central Pacific Financial Corp.	4,867
6	Century Bancorp, Inc., Class A	209
57	Chemical Financial Corp.	1,805
15	Citizens & Northern Corp.	312
117	City Holding Co.	5,425
77	CoBiz Financial, Inc.	919
43	Columbia Banking System, Inc.	1,181
107	Community Bank System, Inc.	4,230
87	Community Trust Bancorp, Inc.	3,947
27	Cullen/Frost Bankers, Inc.	1,972
55	Financial Institutions, Inc.	1,354
24	First Bancorp	396
259	First BanCorp, (Puerto Rico) (a)	1,602
234	First Busey Corp.	1,360
6	First Citizens BancShares, Inc., Class A	1,425
1,043	First Commonwealth Financial Corp.	9,195
19	First Community Bancshares, Inc.	319
126	First Financial Bancorp	2,194
30	First Financial Bankshares, Inc.	1,970
91	First Interstate Bancsystem, Inc.	2,593
36	First Merchants Corp.	810
347	FirstMerit Corp.	7,724

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
366	FNB Corp.	4,618
167	Glacier Bancorp, Inc.	4,972
29	Great Southern Bancorp, Inc.	876
21	Guaranty Bancorp	289
213	Hancock Holding Co.	7,807
43	Heartland Financial USA, Inc.	1,229
28	Home Federal Bancorp, Inc.	410
41	Hudson Valley Holding Corp.	835
46	Lakeland Bancorp, Inc.	572
22	Lakeland Financial Corp.	858
172	MainSource Financial Group, Inc.	3,103
94	MB Financial, Inc.	3,026
47	Metro Bancorp, Inc. (a)	1,002
45	MetroCorp Bancshares, Inc.	684
443	OFG Bancorp, (Puerto Rico)	7,676
30	OmniAmerican Bancorp, Inc. (a)	631
62	Pacific Continental Corp.	982
123	PacWest Bancorp	5,172
14	Preferred Bank (a)	287
16	Republic Bancorp, Inc., Class A	380
17	S&T Bancorp, Inc.	435
10	S.Y. Bancorp, Inc.	313
22	Seacoast Banking Corp. of Florida (a)	271
14	Sierra Bancorp	217
59	Simmons First National Corp., Class A	2,199
24	Southside Bancshares, Inc.	662
155	Southwest Bancorp, Inc. (a)	2,471
28	StellarOne Corp.	669
246	Sterling Financial Corp.	8,377
14	Suffolk Bancorp (a)	283
575	Susquehanna Bancshares, Inc.	7,383
44	SVB Financial Group (a)	4,645
347	TCF Financial Corp.	5,634
31	Tompkins Financial Corp.	1,603
113	Trustmark Corp.	3,033
147	UMB Financial Corp.	9,462
53	Umpqua Holdings Corp.	1,018
347	Union First Market Bankshares Corp.	8,604
13	Univest Corp of Pennsylvania	258
48	Valley National Bancorp	490
30	Washington Trust Bancorp, Inc.	1,109
88	Webster Financial Corp.	2,741
33	West Bancorporation, Inc.	517
108	Westamerica Bancorporation	6,098
324	Wilshire Bancorp, Inc.	3,537

		206,095

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 1.3%
218	DFC Global Corp. (a)	2,494
39	Green Dot Corp., Class A (a)	986
87	Nelnet, Inc., Class A	3,645
23	Springleaf Holdings, Inc. (a)	569
116	World Acceptance Corp. (a)	10,109

		17,803

	Diversified Financial Services — 0.4%
92	Marlin Business Services Corp.	2,324
97	PHH Corp. (a)	2,367
28	Resource America, Inc., Class A	260

		4,951

	Insurance — 4.4%
301	American Equity Investment Life Holding Co.	7,940
27	Arch Capital Group Ltd., (Bermuda) (a)	1,590
82	Argo Group International Holdings Ltd., (Bermuda)	3,816
590	CNO Financial Group, Inc.	10,439
9	Global Indemnity plc, (Ireland) (a)	228
57	Hallmark Financial Services (a)	510
184	Horace Mann Educators Corp.	5,813
79	Meadowbrook Insurance Group, Inc.	552
162	Platinum Underwriters Holdings Ltd., (Bermuda)	9,933
85	Primerica, Inc.	3,656
138	ProAssurance Corp.	6,676
50	StanCorp Financial Group, Inc.	3,319
248	Symetra Financial Corp.	4,708

		59,180

	Real Estate Investment Trusts (REITs) — 10.9%
18	American Assets Trust, Inc.	569
1,865	Anworth Mortgage Asset Corp.	7,850
154	Apartment Investment & Management Co., Class A	4,001
103	Ashford Hospitality Prime, Inc.	1,871
514	Ashford Hospitality Trust, Inc.	4,258
852	Capstead Mortgage Corp.	10,291
329	CBL & Associates Properties, Inc.	5,912
380	Chambers Street Properties (m)	2,907
262	CoreSite Realty Corp.	8,434
431	CubeSmart	6,877
928	CYS Investments, Inc.	6,879
1,498	DCT Industrial Trust, Inc.	10,679
250	DiamondRock Hospitality Co.	2,885
125	Education Realty Trust, Inc.	1,102
59	EPR Properties	2,900

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
557	FelCor Lodging Trust, Inc. (a)	4,545
99	First Industrial Realty Trust, Inc.	1,724
383	First Potomac Realty Trust (m)	4,452
65	Getty Realty Corp.	1,187
7	Gladstone Commercial Corp.	126
46	Highwoods Properties, Inc.	1,657
52	Home Properties, Inc.	2,772
125	Hospitality Properties Trust	3,379
62	LaSalle Hotel Properties	1,916
77	LTC Properties, Inc.	2,739
11	Mid-America Apartment Communities, Inc.	691
118	Parkway Properties, Inc.	2,282
17	Pebblebrook Hotel Trust	526
179	Pennsylvania Real Estate Investment Trust	3,399
239	Potlatch Corp.	9,972
28	PS Business Parks, Inc.	2,147
764	RAIT Financial Trust	6,857
427	Redwood Trust, Inc.	8,271
59	Strategic Hotels & Resorts, Inc. (a)	558
340	Sunstone Hotel Investors, Inc.	4,549
11	Taubman Centers, Inc.	684
231	Washington Real Estate Investment Trust	5,396

		147,244

	Real Estate Management & Development — 0.6%
74	Alexander & Baldwin, Inc.	3,067
120	Forestar Group, Inc. (a)	2,561
76	RE/MAX Holdings, Inc., Class A (a)	2,441

		8,069

	Thrifts & Mortgage Finance — 1.3%
19	BankFinancial Corp.	173
76	Beneficial Mutual Bancorp, Inc. (a)	832
116	Charter Financial Corp.	1,248
24	ESB Financial Corp.	336
21	Fox Chase Bancorp, Inc.	368
11	Kearny Financial Corp. (a)	133
44	OceanFirst Financial Corp.	754
208	Ocwen Financial Corp. (a)	11,528
76	Rockville Financial, Inc.	1,079
48	Westfield Financial, Inc.	361
20	WSFS Financial Corp.	1,543

		18,355

	Total Financials	484,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 4.1%
	Biotechnology — 1.2%
7	Agios Pharmaceuticals, Inc. (a)	172
35	Clovis Oncology, Inc. (a)	2,134
27	Durata Therapeutics, Inc. (a)	351
16	Foundation Medicine, Inc. (a)	369
695	Geron Corp. (a)	3,296
272	Insmed, Inc. (a)	4,622
25	Karyopharm Therapeutics, Inc. (a)	566
13	MacroGenics, Inc. (a)	351
480	PDL BioPharma, Inc.	4,051
91	Verastem, Inc. (a)	1,042

		16,954

	Health Care Equipment & Supplies — 1.3%
69	Greatbatch, Inc. (a)	3,052
65	Medical Action Industries, Inc. (a)	559
239	NuVasive, Inc. (a)	7,723
51	PhotoMedex, Inc. (a)	662
165	SurModics, Inc. (a)	4,032
122	Symmetry Medical, Inc. (a)	1,228

		17,256

	Health Care Providers & Services — 1.3%
56	Addus HomeCare Corp. (a)	1,251
166	Amedisys, Inc. (a)	2,435
65	Centene Corp. (a)	3,844
93	Cross Country Healthcare, Inc. (a)	923
118	HealthSouth Corp.	3,928
76	LHC Group, Inc. (a)	1,817
34	Magellan Health Services, Inc. (a)	2,031
35	Providence Service Corp. (The) (a)	887
20	Skilled Healthcare Group, Inc., Class A (a)	96
41	Triple-S Management Corp., (Puerto Rico), Class B (a)	799

		18,011

	Health Care Technology — 0.1%
52	Veeva Systems, Inc., Class A (a)	1,669

	Pharmaceuticals — 0.2%
16	Cornerstone Therapeutics, Inc. (a)	152
42	Questcor Pharmaceuticals, Inc.	2,260

		2,412

	Total Health Care	56,302

	Industrials — 15.2%
	Aerospace & Defense — 1.2%
448	AAR Corp.	12,537
44	API Technologies Corp. (a)	151

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Aerospace & Defense — Continued
114	Engility Holdings, Inc. (a)	3,798

		16,486

	Airlines — 1.0%
32	Alaska Air Group, Inc.	2,340
714	Republic Airways Holdings, Inc. (a)	7,632
253	SkyWest, Inc.	3,752

		13,724

	Building Products — 0.9%
269	Gibraltar Industries, Inc. (a)	5,006
88	Norcraft Cos., Inc. (a)	1,717
347	PGT, Inc. (a)	3,513
28	Trex Co., Inc. (a)	2,235

		12,471

	Commercial Services & Supplies — 4.0%
138	ABM Industries, Inc.	3,942
587	ACCO Brands Corp. (a)	3,943
590	ARC Document Solutions, Inc. (a)	4,851
1,476	Cenveo, Inc. (a)	5,078
79	Consolidated Graphics, Inc. (a)	5,341
27	Courier Corp.	481
19	Ennis, Inc.	338
86	G&K Services, Inc., Class A	5,364
93	HNI Corp.	3,592
58	Kimball International, Inc., Class B	866
227	Quad/Graphics, Inc.	6,187
197	Steelcase, Inc., Class A	3,129
238	United Stationers, Inc.	10,922

		54,034

	Construction & Engineering — 1.1%
82	Argan, Inc.	2,260
110	Comfort Systems USA, Inc.	2,137
240	EMCOR Group, Inc.	10,190
66	Orion Marine Group, Inc. (a)	792

		15,379

	Electrical Equipment — 0.3%
170	LSI Industries, Inc.	1,472
28	Powell Industries, Inc.	1,842

		3,314

	Machinery — 3.3%
75	AGCO Corp.	4,422
5	Ampco-Pittsburgh Corp.	90
345	Briggs & Stratton Corp.	7,499
196	Douglas Dynamics, Inc.	3,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
157	Federal Signal Corp. (a)	2,297
150	FreightCar America, Inc.	3,993
53	Hurco Cos., Inc.	1,336
54	Hyster-Yale Materials Handling, Inc.	5,031
109	Kadant, Inc.	4,433
24	Lydall, Inc. (a)	426
54	Mueller Industries, Inc.	3,428
231	Mueller Water Products, Inc., Class A	2,165
70	Standex International Corp.	4,408
16	Watts Water Technologies, Inc., Class A	1,008

		43,829

	Marine — 0.1%
46	International Shipholding Corp.	1,348

	Professional Services — 1.3%
133	Barrett Business Services, Inc.	12,362
8	CDI Corp.	146
113	FTI Consulting, Inc. (a)	4,641
17	VSE Corp.	826

		17,975

	Road & Rail — 1.1%
4	AMERCO (a)	856
169	Arkansas Best Corp.	5,682
39	Celadon Group, Inc.	762
31	Heartland Express, Inc.	610
40	Quality Distribution, Inc. (a)	513
205	Saia, Inc. (a)	6,562

		14,985

	Trading Companies & Distributors — 0.9%
130	Aircastle Ltd.	2,485
195	Applied Industrial Technologies, Inc.	9,550

		12,035

	Total Industrials	205,580

	Information Technology — 11.3%
	Communications Equipment — 1.7%
314	Aviat Networks, Inc. (a)	709
49	Bel Fuse, Inc., Class B	1,041
115	Black Box Corp.	3,424
65	Calix, Inc. (a)	629
193	Ciena Corp. (a)	4,616
304	Comtech Telecommunications Corp.	9,573
302	Harmonic, Inc. (a)	2,225
26	Oplink Communications, Inc. (a)	491

		22,708

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — 0.5%
363	Avid Technology, Inc. (a)	2,957
318	QLogic Corp. (a)	3,761
69	Violin Memory, Inc. (a)	273

		6,991

	Electronic Equipment, Instruments & Components — 2.6%
262	Aeroflex Holding Corp. (a)	1,705
43	Agilysys, Inc. (a)	592
14	Anixter International, Inc.	1,231
270	Benchmark Electronics, Inc. (a)	6,220
181	Checkpoint Systems, Inc. (a)	2,856
172	Cognex Corp. (a)	6,555
76	Coherent, Inc. (a)	5,616
54	Electro Scientific Industries, Inc.	562
86	Insight Enterprises, Inc. (a)	1,962
122	Newport Corp. (a)	2,203
32	Park Electrochemical Corp.	909
45	Richardson Electronics Ltd.	515
62	Tech Data Corp. (a)	3,204
111	Vishay Intertechnology, Inc. (a)	1,473

		35,603

	Internet Software & Services — 0.9%
66	Chegg, Inc. (a)	564
172	Digital River, Inc. (a)	3,177
493	IntraLinks Holdings, Inc. (a)	5,964
68	Monster Worldwide, Inc. (a)	481
95	QuinStreet, Inc. (a)	823
45	XO Group, Inc. (a)	673
14	Xoom Corp. (a)	376

		12,058

	IT Services — 2.2%
71	CACI International, Inc., Class A (a)	5,213
98	Convergys Corp.	2,063
188	CSG Systems International, Inc.	5,530
95	Euronet Worldwide, Inc. (a)	4,560
27	EVERTEC, Inc., (Puerto Rico)	666
247	Global Cash Access Holdings, Inc. (a)	2,472
222	Unisys Corp. (a)	7,465
63	Vantiv, Inc., Class A (a)	2,054

		30,023

	Semiconductors & Semiconductor Equipment — 2.7%
359	Advanced Energy Industries, Inc. (a)	8,209
167	Amkor Technology, Inc. (a)	1,022
220	DSP Group, Inc. (a)	2,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
81	First Solar, Inc. (a)	4,420
55	GSI Technology, Inc. (a)	363
52	IXYS Corp.	673
362	LTX-Credence Corp. (a)	2,889
61	Pericom Semiconductor Corp. (a)	544
240	Photronics, Inc. (a)	2,165
667	Spansion, Inc., Class A (a)	9,265
106	SunPower Corp. (a)	3,154
35	Supertex, Inc. (a)	887

		35,730

	Software — 0.7%
132	Aspen Technology, Inc. (a)	5,522
50	Fair Isaac Corp.	3,148
189	Telenav, Inc. (a)	1,244

		9,914

	Total Information Technology	153,027

	Materials — 4.4%
	Chemicals — 1.2%
193	Minerals Technologies, Inc.	11,569
184	Tredegar Corp.	5,287

		16,856

	Containers & Packaging — 0.6%
495	Graphic Packaging Holding Co. (a)	4,755
129	Myers Industries, Inc.	2,731

		7,486

	Metals & Mining — 1.3%
95	AM Castle & Co. (a)	1,403
217	Coeur Mining, Inc. (a)	2,354
27	Olympic Steel, Inc.	791
31	Schnitzer Steel Industries, Inc., Class A	1,010
79	SunCoke Energy, Inc. (a)	1,795
245	Worthington Industries, Inc.	10,322

		17,675

	Paper & Forest Products — 1.3%
50	Domtar Corp., (Canada)	4,679
45	Neenah Paper, Inc.	1,907
219	PH Glatfelter Co.	6,048
205	Resolute Forest Products, Inc., (Canada) (a)	3,289
23	Schweitzer-Mauduit International, Inc.	1,189

		17,112

	Total Materials	59,129

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
29	Fairpoint Communications, Inc. (a)	324
434	Inteliquent, Inc.	4,961
361	magicJack VocalTec Ltd., (Israel) (a)	4,306
420	Vonage Holdings Corp. (a)	1,399

		10,990

	Wireless Telecommunication Services — 0.0% (g)
6	USA Mobility, Inc.	78

	Total Telecommunication Services	11,068

	Utilities — 5.5%
	Electric Utilities — 2.3%
233	El Paso Electric Co.	8,191
112	PNM Resources, Inc.	2,694
483	Portland General Electric Co.	14,593
41	Unitil Corp.	1,235
80	UNS Energy Corp.	4,758

		31,471

	Gas Utilities — 1.6%
67	AGL Resources, Inc.	3,155
16	Chesapeake Utilities Corp.	960
202	Laclede Group, Inc. (The)	9,208
36	Piedmont Natural Gas Co., Inc.	1,187
118	Southwest Gas Corp.	6,609

		21,119

	Independent Power Producers & Energy Traders — 0.2%
877	Atlantic Power Corp.	3,052

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
271	Avista Corp.	7,628
222	NorthWestern Corp.	9,635

		17,263

	Water Utilities — 0.1%
50	California Water Service Group	1,163
50	Consolidated Water Co., Ltd., (Cayman Islands)	699

		1,862

	Total Utilities	74,767

	Total Common Stocks (Cost $984,024)	1,312,492

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
2,315	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $2,317)	2,317

Short-Term Investment — 3.0%
	Investment Company — 3.0%
40,626	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $40,626)	40,626

	Total Investments — 100.1% (Cost $1,026,967)	1,355,435

	Liabilities in Excess of Other Assets — (0.1)%	(1,909)

	NET ASSETS — 100.0%	$1,353,526

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
341	E-mini Russell 2000	03/21/14	$39,604	$1,476

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
		Consumer Discretionary — 13.0%
		Auto Components — 2.1%
184		Dana Holding Corp.	3,614
255		Stoneridge, Inc. (a)	3,256
35		Tower International, Inc. (a)	758

			7,628

		Distributors — 0.0% (g)
—	(h)	Stock Building Supply Holdings, Inc. (a)	5

		Diversified Consumer Services — 1.1%
22		Outerwall, Inc. (a)	1,447
22		Regis Corp.	325
72		Strayer Education, Inc. (a)	2,485

			4,257

		Hotels, Restaurants & Leisure — 2.5%
5		Biglari Holdings, Inc. (a)	2,501
13		CEC Entertainment, Inc.	576
22		Interval Leisure Group, Inc.	692
4		Jack in the Box, Inc. (a)	190
20		Red Robin Gourmet Burgers, Inc. (a)	1,441
115		Sonic Corp. (a)	2,316
90		Town Sports International Holdings, Inc.	1,330

			9,046

		Household Durables — 0.6%
20		CSS Industries, Inc.	571
26		Leggett & Platt, Inc.	810
34		Lifetime Brands, Inc.	532
5		NACCO Industries, Inc., Class A	336

			2,249

		Internet & Catalog Retail — 0.8%
159		PetMed Express, Inc.	2,639
6		zulily, Inc., Class A (a)	261

			2,900

		Media — 1.6%
9		AMC Entertainment Holdings, Inc., Class A (a)	181
236		Digital Generation, Inc. (a)	3,014
13		Entercom Communications Corp., Class A (a)	133
89		Harte-Hanks, Inc.	692
25		Nexstar Broadcasting Group, Inc., Class A	1,393
11		Sinclair Broadcast Group, Inc., Class A	407

			5,820

		Multiline Retail — 1.1%
31		Bon-Ton Stores, Inc. (The)	505
14		Burlington Stores, Inc. (a)	445

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
31	Dillard’s, Inc., Class A	3,042

		3,992

	Specialty Retail — 2.5%
26	ANN, Inc. (a)	947
45	Brown Shoe Co., Inc.	1,272
62	Children’s Place Retail Stores, Inc. (The) (a)	3,526
12	Conn’s, Inc. (a)	970
4	Container Store Group, Inc. (The) (a)	177
14	Express, Inc. (a)	260
64	hhgregg, Inc. (a)	887
96	Office Depot, Inc. (a)	509
5	Rent-A-Center, Inc.	170
24	Stein Mart, Inc.	319
25	Trans World Entertainment Corp. (a)	112

		9,149

	Textiles, Apparel & Luxury Goods — 0.7%
47	Iconix Brand Group, Inc. (a)	1,858
23	Unifi, Inc. (a)	621
4	Vince Holding Corp. (a)	117

		2,596

	Total Consumer Discretionary	47,642

	Consumer Staples — 4.5%
	Food & Staples Retailing — 1.8%
4	Arden Group, Inc., Class A	481
913	Rite Aid Corp. (a)	4,618
39	Roundy’s, Inc.	386
167	SUPERVALU, Inc. (a)	1,219

		6,704

	Food Products — 1.1%
23	B&G Foods, Inc.	773
86	Chiquita Brands International, Inc. (a)	1,004
37	Pinnacle Foods, Inc.	1,008
13	Sanderson Farms, Inc.	911
8	Seneca Foods Corp., Class A (a)	243

		3,939

	Personal Products — 0.8%
4	Herbalife Ltd., (Cayman Islands)	346
4	Inter Parfums, Inc.	136
40	Prestige Brands Holdings, Inc. (a)	1,436
16	USANA Health Sciences, Inc. (a)	1,194

		3,112

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
53	Universal Corp.	2,899

	Total Consumer Staples	16,654

	Energy — 5.6%
	Energy Equipment & Services — 2.0%
10	Dawson Geophysical Co. (a)	342
76	Exterran Holdings, Inc. (a)	2,592
60	Helix Energy Solutions Group, Inc. (a)	1,391
5	Parker Drilling Co. (a)	44
33	SEACOR Holdings, Inc. (a)	3,000

		7,369

	Oil, Gas & Consumable Fuels — 3.6%
140	Alpha Natural Resources, Inc. (a)	1,002
5	Clayton Williams Energy, Inc. (a)	443
5	Contango Oil & Gas Co. (a)	255
59	Delek U.S. Holdings, Inc.	2,013
94	EPL Oil & Gas, Inc. (a)	2,665
47	Equal Energy Ltd.	250
37	Green Plains Renewable Energy, Inc.	712
1	Isramco, Inc. (a)	79
48	PetroQuest Energy, Inc. (a)	207
37	REX American Resources Corp. (a)	1,641
31	Stone Energy Corp. (a)	1,072
26	Vaalco Energy, Inc. (a)	178
99	W&T Offshore, Inc.	1,582
20	Western Refining, Inc.	857
4	Westmoreland Coal Co. (a)	73

		13,029

	Total Energy	20,398

	Financials — 20.1%
	Capital Markets — 1.4%
14	Arlington Asset Investment Corp., Class A	367
5	Artisan Partners Asset Management, Inc., Class A	327
18	FBR & Co. (a)	467
9	Federated Investors, Inc., Class B	245
6	Greenhill & Co., Inc.	365
158	Investment Technology Group, Inc. (a)	3,248

		5,019

	Commercial Banks — 6.7%
14	1st Source Corp.	444
31	BancFirst Corp.	1,738
65	BancorpSouth, Inc.	1,647
14	Banner Corp.	623
22	BBCN Bancorp, Inc.	362

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
25	Cathay General Bancorp	668
83	Central Pacific Financial Corp.	1,675
9	Chemical Financial Corp.	291
5	Citizens & Northern Corp.	111
11	City Holding Co.	519
20	CoBiz Financial, Inc.	238
112	CVB Financial Corp.	1,905
179	First Commonwealth Financial Corp.	1,578
7	First Financial Bancorp	120
14	First Interstate Bancsystem, Inc.	386
8	First Merchants Corp.	173
41	FNB Corp.	523
10	Guaranty Bancorp	142
8	MainSource Financial Group, Inc.	151
12	MetroCorp Bancshares, Inc.	176
72	OFG Bancorp, (Puerto Rico)	1,243
9	OmniAmerican Bancorp, Inc. (a)	188
19	PacWest Bancorp	785
6	Sierra Bancorp	97
19	Simmons First National Corp., Class A	717
41	Southwest Bancorp, Inc. (a)	646
8	StellarOne Corp.	183
37	Suffolk Bancorp (a)	770
39	Susquehanna Bancshares, Inc.	503
7	SVB Financial Group (a)	734
65	TCF Financial Corp.	1,063
9	UMB Financial Corp.	566
100	Union First Market Bankshares Corp.	2,479
5	Webster Financial Corp.	159
20	West Bancorporation, Inc.	315
8	Westamerica Bancorporation	429
42	Wilshire Bancorp, Inc.	456

		24,803

	Consumer Finance — 1.3%
29	Nelnet, Inc., Class A	1,214
20	Portfolio Recovery Associates, Inc. (a)	1,036
9	Springleaf Holdings, Inc. (a)	222
27	World Acceptance Corp. (a)	2,319

		4,791

	Diversified Financial Services — 0.2%
30	Marlin Business Services Corp.	746

	Insurance — 2.4%
83	American Equity Investment Life Holding Co.	2,176
7	Aspen Insurance Holdings Ltd., (Bermuda)	289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
115	CNO Financial Group, Inc.	2,034
6	Global Indemnity plc, (Ireland) (a)	160
13	Navigators Group, Inc. (The) (a)	821
27	Platinum Underwriters Holdings Ltd., (Bermuda)	1,667
15	Primerica, Inc.	652
23	ProAssurance Corp.	1,120
3	Stewart Information Services Corp.	103

		9,022

	Real Estate Investment Trusts (REITs) — 6.5%
21	American Assets Trust, Inc.	663
113	Anworth Mortgage Asset Corp.	474
2	Ashford Hospitality Prime, Inc.	43
12	Ashford Hospitality Trust, Inc.	97
5	Associated Estates Realty Corp.	82
14	BioMed Realty Trust, Inc.	252
132	Capstead Mortgage Corp.	1,592
32	CBL & Associates Properties, Inc.	568
92	CoreSite Realty Corp.	2,971
8	Cousins Properties, Inc.	78
114	CYS Investments, Inc.	848
61	DCT Industrial Trust, Inc.	437
33	DiamondRock Hospitality Co.	379
17	EastGroup Properties, Inc.	979
19	EPR Properties	934
10	Equity Lifestyle Properties, Inc.	366
15	FelCor Lodging Trust, Inc. (a)	124
11	First Industrial Realty Trust, Inc.	194
28	Franklin Street Properties Corp.	332
1	Gladstone Commercial Corp.	16
16	Home Properties, Inc.	863
31	Hospitality Properties Trust	838
49	LTC Properties, Inc.	1,734
11	National Retail Properties, Inc.	325
32	Pennsylvania Real Estate Investment Trust	605
16	Post Properties, Inc.	701
57	Potlatch Corp.	2,388
4	PS Business Parks, Inc.	336
73	RAIT Financial Trust	655
57	Ramco-Gershenson Properties Trust	896
71	Redwood Trust, Inc.	1,383
13	Saul Centers, Inc.	635
38	Strategic Hotels & Resorts, Inc. (a)	358
9	Taubman Centers, Inc.	562

		23,708

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.5%
23	Alexander & Baldwin, Inc.	952
25	RE/MAX Holdings, Inc., Class A (a)	811

		1,763

	Thrifts & Mortgage Finance — 1.1%
7	Astoria Financial Corp.	101
5	BankFinancial Corp.	47
20	Beneficial Mutual Bancorp, Inc. (a)	214
5	Capitol Federal Financial, Inc.	62
21	OceanFirst Financial Corp.	363
58	Ocwen Financial Corp. (a)	3,188

		3,975

	Total Financials	73,827

	Health Care — 11.7%
	Biotechnology — 3.6%
33	Aegerion Pharmaceuticals, Inc. (a)	2,328
3	Agios Pharmaceuticals, Inc. (a)	60
49	Alnylam Pharmaceuticals, Inc. (a)	3,171
52	ChemoCentryx, Inc. (a)	300
32	Chimerix, Inc. (a)	478
6	Foundation Medicine, Inc. (a)	150
6	Karyopharm Therapeutics, Inc. (a)	144
33	MacroGenics, Inc. (a)	902
75	Merrimack Pharmaceuticals, Inc. (a)	400
59	Neurocrine Biosciences, Inc. (a)	555
114	NPS Pharmaceuticals, Inc. (a)	3,455
115	Orexigen Therapeutics, Inc. (a)	647
63	Trius Therapeutics, Inc. (a) (i)	—
77	Xencor, Inc. (a)	705

		13,295

	Health Care Equipment & Supplies — 3.0%
57	CONMED Corp.	2,431
8	Cyberonics, Inc. (a)	498
37	Greatbatch, Inc. (a)	1,637
64	Invacare Corp.	1,474
63	Medical Action Industries, Inc. (a)	541
25	NuVasive, Inc. (a)	818
33	PhotoMedex, Inc. (a)	426
129	SurModics, Inc. (a)	3,151

		10,976

	Health Care Providers & Services — 2.5%
73	Addus HomeCare Corp. (a)	1,646
42	Amedisys, Inc. (a)	614
29	Centene Corp. (a)	1,733

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
75	Cross Country Healthcare, Inc. (a)	747
75	Gentiva Health Services, Inc. (a)	929
15	HealthSouth Corp.	506
23	LHC Group, Inc. (a)	548
4	Magellan Health Services, Inc. (a)	228
44	Owens & Minor, Inc.	1,616
22	Providence Service Corp. (The) (a)	568

		9,135

	Health Care Technology — 0.6%
73	MedAssets, Inc. (a)	1,454
18	Veeva Systems, Inc., Class A (a)	568

		2,022

	Life Sciences Tools & Services — 0.1%
8	PAREXEL International Corp. (a)	357

	Pharmaceuticals — 1.9%
68	BioDelivery Sciences International, Inc. (a)	402
27	Cornerstone Therapeutics, Inc. (a)	258
75	Nektar Therapeutics (a)	853
24	Pacira Pharmaceuticals, Inc. (a)	1,380
58	Questcor Pharmaceuticals, Inc.	3,169
25	Repros Therapeutics, Inc. (a)	463
100	Sciclone Pharmaceuticals, Inc. (a)	502

		7,027

	Total Health Care	42,812

	Industrials — 16.3%
	Aerospace & Defense — 2.1%
142	AAR Corp. (m)	3,966
239	Taser International, Inc. (a)	3,789

		7,755

	Air Freight & Logistics — 0.1%
7	Park-Ohio Holdings Corp. (a)	383

	Airlines — 1.4%
31	Alaska Air Group, Inc.	2,274
272	Republic Airways Holdings, Inc. (a)	2,912

		5,186

	Building Products — 0.9%
82	Gibraltar Industries, Inc. (a)	1,515
28	Norcraft Cos., Inc. (a)	545
8	Nortek, Inc. (a)	567
9	Trex Co., Inc. (a)	700

		3,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 3.6%
39	ACCO Brands Corp. (a)	263
269	ARC Document Solutions, Inc. (a)	2,208
11	Consolidated Graphics, Inc. (a)	769
42	Courier Corp.	767
33	Deluxe Corp.	1,717
14	G&K Services, Inc., Class A	865
42	Intersections, Inc.	327
70	Quad/Graphics, Inc.	1,912
12	Steelcase, Inc., Class A	195
94	United Stationers, Inc.	4,309

		13,332

	Construction & Engineering — 0.9%
66	EMCOR Group, Inc.	2,788
12	MasTec, Inc. (a)	393
18	Orion Marine Group, Inc. (a)	215

		3,396

	Electrical Equipment — 1.5%
19	Acuity Brands, Inc.	2,034
128	Coleman Cable, Inc.	3,348

		5,382

	Machinery — 2.3%
9	Alamo Group, Inc.	534
4	Ampco-Pittsburgh Corp.	86
29	Briggs & Stratton Corp.	640
41	Douglas Dynamics, Inc.	683
14	Hurco Cos., Inc.	338
7	Hyster-Yale Materials Handling, Inc.	615
25	Kadant, Inc.	1,009
26	Mueller Industries, Inc.	1,632
23	Standex International Corp.	1,452
2	Watts Water Technologies, Inc., Class A	117
81	Xerium Technologies, Inc. (a)	1,334

		8,440

	Professional Services — 1.5%
41	Barrett Business Services, Inc.	3,806
16	FTI Consulting, Inc. (a)	638
19	VSE Corp.	912

		5,356

	Road & Rail — 1.5%
75	Arkansas Best Corp.	2,533
9	Celadon Group, Inc.	171
14	Con-way, Inc.	552
32	Heartland Express, Inc.	620

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — Continued
19	Saia, Inc. (a)	612
38	Swift Transportation Co. (a)	842

		5,330

	Trading Companies & Distributors — 0.5%
32	Aircastle Ltd.	606
23	Applied Industrial Technologies, Inc.	1,134

		1,740

	Total Industrials	59,627

	Information Technology — 16.1%
	Communications Equipment — 2.9%
45	Aviat Networks, Inc. (a)	101
111	Comtech Telecommunications Corp.	3,489
81	Harmonic, Inc. (a)	597
84	InterDigital, Inc.	2,469
83	Ubiquiti Networks, Inc. (a)	3,833

		10,489

	Computers & Peripherals — 0.3%
87	Avid Technology, Inc. (a)	711
18	QLogic Corp. (a)	209
19	Violin Memory, Inc. (a)	75

		995

	Electronic Equipment, Instruments & Components — 1.8%
57	Aeroflex Holding Corp. (a)	370
115	Benchmark Electronics, Inc. (a)	2,654
22	Checkpoint Systems, Inc. (a)	344
29	Coherent, Inc. (a)	2,165
43	Newport Corp. (a)	777
32	Vishay Intertechnology, Inc. (a)	419

		6,729

	Internet Software & Services — 2.7%
119	Bazaarvoice, Inc. (a)	941
37	Blucora, Inc. (a)	1,070
18	Chegg, Inc. (a)	151
76	Digital River, Inc. (a)	1,397
114	IntraLinks Holdings, Inc. (a)	1,378
95	Millennial Media, Inc. (a)	689
298	Monster Worldwide, Inc. (a)	2,125
42	QuinStreet, Inc. (a)	364
42	WebMD Health Corp. (a)	1,647
5	Xoom Corp. (a)	139

		9,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.7%
31	CACI International, Inc., Class A (a)	2,292
51	CSG Systems International, Inc.	1,505
9	EVERTEC, Inc., (Puerto Rico)	217
19	Heartland Payment Systems, Inc.	947
14	Unisys Corp. (a)	463
15	Vantiv, Inc., Class A (a)	473
15	VeriFone Systems, Inc. (a)	415

		6,312

	Semiconductors & Semiconductor Equipment — 3.1%
47	Advanced Energy Industries, Inc. (a)	1,070
26	DSP Group, Inc. (a)	252
22	First Solar, Inc. (a)	1,175
59	LSI Corp.	651
21	Micrel, Inc.	202
92	Photronics, Inc. (a)	831
404	PLX Technology, Inc. (a)	2,656
101	PMC-Sierra, Inc. (a)	650
65	RF Micro Devices, Inc. (a)	337
46	SunPower Corp. (a)	1,356
154	TriQuint Semiconductor, Inc. (a)	1,286
105	Ultra Clean Holdings, Inc. (a)	1,049

		11,515

	Software — 3.6%
22	ACI Worldwide, Inc. (a)	1,398
66	Aspen Technology, Inc. (a)	2,746
14	Fair Isaac Corp.	874
41	Manhattan Associates, Inc. (a)	4,828
46	Pegasystems, Inc.	2,238
10	QAD, Inc., Class A	178
50	Telenav, Inc. (a)	327
20	TIBCO Software, Inc. (a)	447

		13,036

	Total Information Technology	58,977

	Materials — 4.1%
	Chemicals — 1.9%
83	Minerals Technologies, Inc.	4,956
33	OM Group, Inc. (a)	1,198
31	Tredegar Corp.	893

		7,047

	Containers & Packaging — 0.7%
191	Graphic Packaging Holding Co. (a)	1,833
35	Myers Industries, Inc.	735

		2,568

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — 0.8%
68	Worthington Industries, Inc.	2,844

	Paper & Forest Products — 0.7%
7	Domtar Corp., (Canada)	660
43	PH Glatfelter Co.	1,197
56	Resolute Forest Products, Inc., (Canada) (a)	896

		2,753

	Total Materials	15,212

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
35	Fairpoint Communications, Inc. (a)	394
138	Inteliquent, Inc.	1,574
128	magicJack VocalTec Ltd., (Israel) (a)	1,528

		3,496

	Wireless Telecommunication Services — 0.0% (g)
4	NTELOS Holdings Corp.	77

	Total Telecommunication Services	3,573

	Utilities — 2.7%
	Electric Utilities — 1.2%
31	El Paso Electric Co.	1,089
25	PNM Resources, Inc.	603
62	Portland General Electric Co.	1,860
14	UNS Energy Corp.	832

		4,384

	Gas Utilities — 0.8%
13	AGL Resources, Inc.	611
18	Laclede Group, Inc. (The)	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
19	Piedmont Natural Gas Co., Inc.	617
14	Southwest Gas Corp.	777

		2,811

	Multi-Utilities — 0.7%
64	NorthWestern Corp.	2,781

	Total Utilities	9,976

	Total Common Stocks (Cost $281,146)	348,698

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
685	U.S. Treasury Note, 0.250%, 11/30/14 (Cost $686) (k)	686

Short-Term Investment — 3.4%
	Investment Company — 3.4%
12,303	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $12,303)	12,303

	Total Investments — 98.7% (Cost $294,135)	361,687

	Other Assets in Excess of Liabilities — 1.3%	4,687

	NET ASSETS — 100.0%	$366,374

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
109	E-mini Russell 2000	03/21/14	$12,659	$529

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$556,210		$641,375		$3,189,993
Investments in affiliates, at value	12,641		21,968		91,710

Total investment securities, at value	568,851		663,343		3,281,703
Receivables:
Investment securities sold	641		1,339		—
Fund shares sold	1,915		392		9,890
Interest and dividends from non-affiliates	260		572		7,600
Dividends from affiliates	—	(a)	—	(a)	1
Variation margin on futures contracts	—		93		—

Total Assets	571,667		665,739		3,299,194

LIABILITIES:
Payables:
Investment securities purchased	272		2,127		1,081
Fund shares redeemed	733		1,314		11,174
Accrued liabilities:
Investment advisory fees	303		348		1,757
Administration fees	39		—		25
Shareholder servicing fees	102		—		405
Distribution fees	59		—		194
Custodian and accounting fees	14		12		35
Trustees’ and Chief Compliance Officer’s fees	1		1		3
Transfer agent fees	128		176		640
Other	69		66		140

Total Liabilities	1,720		4,044		15,454

Net Assets	$569,947		$661,695		$3,283,740

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$378,744	$433,852	$1,985,287
Accumulated undistributed (distributions in excess of) net investment income	(4,175)	516	4,904
Accumulated net realized gains (losses)	10,277	9,736	68,696
Net unrealized appreciation (depreciation)	185,101	217,591	1,224,853

Total Net Assets	$569,947	$661,695	$3,283,740

Net Assets:
Class A	$94,914	$—	$767,934
Class B	816	—	7,646
Class C	63,873	—	41,184
Class R2	—	—	5,241
Class R5	—	—	1,064,305
Select Class	410,344	661,695	1,397,430

Total	$569,947	$661,695	$3,283,740

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,652	—	17,208
Class B	36	—	209
Class C	2,848	—	1,129
Class R2	—	—	119
Class R5	—	—	21,456
Select Class	14,657	11,955	28,199

Net Asset Value (a):
Class A — Redemption price per share	$25.99	$—	$44.63
Class B — Offering price per share (b)	22.48	—	36.59
Class C — Offering price per share (b)	22.43	—	36.47
Class R2 — Offering and redemption price per share	—	—	44.14
Class R5 — Offering and redemption price per share	—	—	49.60
Select Class — Offering and redemption price per share	28.00	55.35	49.56
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.43	$—	$47.10

Cost of investments in non-affiliates	$371,109	$424,586	$1,965,140
Cost of investments in affiliates	12,641	21,968	91,710

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,163,898		$1,314,809	$349,384
Investments in affiliates, at value	17,161		40,626	12,303

Total investment securities, at value	1,181,059		1,355,435	361,687
Cash	—		—	—	(a)
Deposits at broker for futures contracts	—		874	246
Receivables:
Investment securities sold	1,298		2,041	401
Fund shares sold	1,337		4,130	5,352
Interest and dividends from non-affiliates	547		1,994	292
Dividends from affiliates	—	(a)	1	—	(a)
Variation margin on futures contracts	—		383	57

Total Assets	1,184,241		1,364,858	368,035

LIABILITIES:
Payables:
Due to custodian	—		1	—
Investment securities purchased	573		6,499	1,252
Fund shares redeemed	8,231		3,617	114
Accrued liabilities:
Investment advisory fees	600		715	172
Administration fees	—		84	—
Shareholder servicing fees	136		115	53
Distribution fees	98		142	31
Custodian and accounting fees	18		20	26
Trustees’ and Chief Compliance Officer’s fees	3		1	—	(a)
Other	293		138	13

Total Liabilities	9,952		11,332	1,661

Net Assets	$1,174,289		$1,353,526	$366,374

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$794,851	$1,024,284	$298,537
Accumulated undistributed (distributions in excess of) net investment income	(5,901)	717	(24)
Accumulated net realized gains (losses)	14,921	(1,419)	(220)
Net unrealized appreciation (depreciation)	370,418	329,944	68,081

Total Net Assets	$1,174,289	$1,353,526	$366,374

Net Assets:
Class A	$307,702	$461,414	$99,119
Class B	3,240	3,646	—
Class C	30,572	51,904	13,912
Class R2	34,044	31,519	6,118
Class R5	—	70,665	—
Class R6	328,927	354,426	41,676
Institutional Class	308,780	—	90,967
Select Class	161,024	379,952	114,582

Total	$1,174,289	$1,353,526	$366,374

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,317	17,059	6,379
Class B	291	154	—
Class C	2,596	2,214	915
Class R2	2,395	1,171	397
Class R5	—	2,494	—
Class R6	20,943	12,502	2,646
Institutional Class	19,728	—	5,774
Select Class	10,459	13,413	7,259

Net Asset Value (a):
Class A — Redemption price per share	$14.43	$27.05	$15.54
Class B — Offering price per share (b)	11.14	23.68	—
Class C — Offering price per share (b)	11.78	23.45	15.21
Class R2 — Offering and redemption price per share	14.21	26.92	15.43
Class R5 — Offering and redemption price per share	—	28.33	—
Class R6 — Offering and redemption price per share	15.71	28.35	15.75
Institutional Class — Offering and redemption price per share	15.65	—	15.75
Select Class — Offering and redemption price per share	15.40	28.33	15.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.23	$28.55	$16.40

Cost of investments in non-affiliates	$793,480	$986,341	$281,832
Cost of investments in affiliates	17,161	40,626	12,303

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2013 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,186	4,296	28,084
Dividend income from affiliates	2	2	14

Total investment income	1,188	4,299	28,098

EXPENSES:
Investment advisory fees	1,833	1,948	9,903
Administration fees	237	252	1,282
Distribution fees:
Class A	109	—	915
Class B	3	—	30
Class C	226	—	148
Class R2	—	—	14
Shareholder servicing fees:
Class A	110	—	915
Class B	1	—	10
Class C	75	—	49
Class R2	—	—	7
Class R5	—	—	240
Select Class	519	749	1,626
Custodian and accounting fees	23	28	53
Professional fees	25	25	28
Trustees’ and Chief Compliance Officer’s fees	3	3	17
Printing and mailing costs	53	39	152
Registration and filing fees	47	15	87
Transfer agent fees	269	341	1,705
Other	6	2	20

Total expenses	3,539	3,402	17,201

Less amounts waived	(91)	(1,020)	(1,742)

Net expenses	3,448	2,382	15,459

Net investment income (loss)	(2,260)	1,917	12,639

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,154	34,856	158,502
Futures	—	2,503	—

Net realized gain (loss)	39,154	37,359	158,502

Distributions of realized gains by investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	76,002	74,864	334,013
Futures	—	600	—

Change in net unrealized appreciation/depreciation	76,002	75,464	334,013

Net realized/unrealized gains (losses)	115,156	112,823	492,516

Change in net assets resulting from operations	$112,896	$114,740	$505,155

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	(a)
Dividend income from non-affiliates	2,325	13,240	1,866
Dividend income from affiliates	4	6	1

Total investment income	2,329	13,248	1,867

EXPENSES:
Investment advisory fees	3,488	3,725	832
Administration fees	451	482	117
Distribution fees:
Class A	357	495	96
Class B	12	14	—
Class C	108	177	39
Class R2	78	59	9
Shareholder servicing fees:
Class A	357	495	96
Class B	4	5	—
Class C	36	59	13
Class R2	39	29	4
Class R5	—	12	—
Institutional Class	134	—	33
Select Class	205	425	118
Custodian and accounting fees	30	46	38
Professional fees	25	26	28
Trustees’ and Chief Compliance Officer’s fees	6	6	2
Printing and mailing costs	47	55	8
Registration and filing fees	54	69	62
Transfer agent fees	548	511	79
Other	14	17	2

Total expenses	5,993	6,707	1,576

Less amounts waived	(659)	(471)	(136)

Net expenses	5,334	6,236	1,440

Net investment income (loss)	(3,005)	7,012	427

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,862	37,227	7,647
Futures	—	5,985	1,254

Net realized gain (loss)	67,862	43,212	8,901

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	153,774	124,152	39,171
Futures	—	1,304	499

Change in net unrealized appreciation/depreciation	153,774	125,456	39,670

Net realized/unrealized gains (losses)	221,636	168,668	48,571

Change in net assets resulting from operations	$218,631	$175,680	$48,998

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,260)	$(2,034)	$1,917	$3,808
Net realized gain (loss)	39,154	36,792	37,359	55,185
Change in net unrealized appreciation/depreciation	76,002	65,852	75,464	57,573

Change in net assets resulting from operations	112,896	100,610	114,740	116,566

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(7,308)	(2,519)	—	—
Class B
From net realized gains	(72)	(39)	—	—
Class C
From net realized gains	(5,669)	(2,102)	—	—
Select Class
From net investment income	—	—	(3,196)	(4,488)
From net realized gains	(30,984)	(9,120)	(30,439)	—

Total distributions to shareholders	(44,033)	(13,780)	(33,635)	(4,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(18,690)	96,943	58,295	3,627

NET ASSETS:
Change in net assets	50,173	183,773	139,400	115,705
Beginning of period	519,774	336,001	522,295	406,590

End of period	$569,947	$519,774	$661,695	$522,295

Accumulated undistributed (distributions in excess of) net investment income	$(4,175)	$(1,915)	$516	$1,795

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,639	$26,075	$(3,005)	$(2,177)
Net realized gain (loss)	158,502	165,490	67,862	86,555
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	334,013	335,447	153,774	124,133

Change in net assets resulting from operations	505,155	527,012	218,631	208,511

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,154)	(6,332)	—	—
From net realized gains	(39,200)	(54,507)	(27,816)	(18,796)
Class B
From net investment income	—	(65)	—	—
From net realized gains	(468)	(953)	(372)	(333)
Class C
From net investment income	—	(285)	—	—
From net realized gains	(2,540)	(3,639)	(3,356)	(2,309)
Class R2
From net investment income	—	(40)	—	—
From net realized gains	(285)	(478)	(3,175)	(1,927)
Class R5
From net investment income	(5,697)	(8,958)	—	—
From net realized gains	(48,030)	(52,088)	—	—
Class R6
From net realized gains	—	—	(27,222)	(13,119)
Institutional Class	—	—	—	—
From net realized gains	—	—	(26,893)	(17,399)
Select Class
From net investment income	(4,998)	(12,603)	—	—
From net realized gains	(64,468)	(88,266)	(13,777)	(10,618)

Total distributions to shareholders	(166,840)	(228,214)	(102,611)	(64,501)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	248,600	(44,004)	126,351	(33,612)

NET ASSETS:
Change in net assets	586,915	254,794	242,371	110,398
Beginning of period	2,696,825	2,442,031	931,918	821,520

End of period	$3,283,740	$2,696,825	$1,174,289	$931,918

Accumulated undistributed (distributions in excess of) net investment income	$4,904	$4,114	$(5,901)	$(2,896)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,012	$8,029	$427	$631
Net realized gain (loss)	43,212	47,226	8,901	6,491
Change in net unrealized appreciation/depreciation	125,456	125,744	39,670	18,032

Change in net assets resulting from operations	175,680	180,999	48,998	25,154

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,550)	(2,867)	(72)	(99)
From net realized gains	(10,944)	—	(1,746)	—
Class B
From net investment income	(8)	(26)	—	—
From net realized gains	(101)	—	—	—
Class C
From net investment income	(123)	(269)	—	(11)
From net realized gains	(1,424)	—	(246)	—
Class R2
From net investment income	(82)	(97)	(6)	— (a)
From net realized gains	(741)	—	(98)	—
Class R5
From net investment income	(302)	(323)	—	—
From net realized gains	(1,547)	—	—	—
Class R6
From net investment income	(1,606)	(2,410)	(146)	(137)
From net realized gains	(8,043)	—	(738)	—
Institutional Class
From net investment income	—	—	(275)	(90)
From net realized gains	—	—	(1,543)	—
Select Class
From net investment income	(1,562)	(2,935)	(207)	(295)
From net realized gains	(8,523)	—	(2,006)	—

Total distributions to shareholders	(36,556)	(8,927)	(7,083)	(632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	315,920	109,344	151,750	78,228

NET ASSETS:
Change in net assets	455,044	281,416	193,665	102,750
Beginning of period	898,482	617,066	172,709	69,959

End of period	$1,353,526	$898,482	$366,374	$172,709

Accumulated undistributed (distributions in excess of) net investment income	$717	$(1,062)	$(24)	$255

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,315	$19,767	$—	$—
Distributions reinvested	5,262	1,796	—	—
Cost of shares redeemed	(12,334)	(23,718)	—	—

Change in net assets resulting from Class A capital transactions	$7,243	$(2,155)	$—	$—

Class B
Proceeds from shares issued	$12	$8	$—	$—
Distributions reinvested	66	35	—	—
Cost of shares redeemed	(149)	(479)	—	—

Change in net assets resulting from Class B capital transactions	$(71)	$(436)	$—	$—

Class C
Proceeds from shares issued	$13,669	$13,062	$—	$—
Distributions reinvested	655	231	—	—
Cost of shares redeemed	(10,899)	(19,369)	—	—

Change in net assets resulting from Class C capital transactions	$3,425	$(6,076)	$—	$—

Select Class
Proceeds from shares issued	$74,835	$174,453	$54,629	$44,658
Distributions reinvested	30,591	8,987	31,856	4,252
Cost of shares redeemed	(134,713)	(77,830)	(28,190)	(45,283)

Change in net assets resulting from Select Class capital transactions	$(29,287)	$105,610	$58,295	$3,627

Total change in net assets resulting from capital transactions	$(18,690)	$96,943	$58,295	$3,627

SHARE TRANSACTIONS:
Class A
Issued	565	959	—	—
Reinvested	218	96	—	—
Redeemed	(482)	(1,155)	—	—

Change in Class A Shares	301	(100)	—	—

Class B
Issued	1	1	—	—
Reinvested	3	2	—	—
Redeemed	(7)	(27)	—	—

Change in Class B Shares	(3)	(24)	—	—

Class C
Issued	627	734	—	—
Reinvested	32	14	—	—
Redeemed	(486)	(1,079)	—	—

Change in Class C Shares	173	(331)	—	—

Select Class
Issued	2,735	7,839	1,022	995
Reinvested	1,176	447	602	104
Redeemed	(4,940)	(3,580)	(526)	(1,072)

Change in Select Class Shares	(1,029)	4,706	1,098	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$80,215	$161,823	$43,453	$46,904
Distributions reinvested	36,174	53,154	26,847	18,018
Cost of shares redeemed	(125,409)	(205,174)	(42,588)	(73,629)

Change in net assets resulting from Class A capital transactions	$(9,020)	$9,803	$27,712	$(8,707)

Class B
Proceeds from shares issued	$42	$53	$80	$143
Distributions reinvested	440	947	299	276
Cost of shares redeemed	(1,945)	(3,625)	(418)	(1,529)

Change in net assets resulting from Class B capital transactions	$(1,463)	$(2,625)	$(39)	$(1,110)

Class C
Proceeds from shares issued	$1,301	$2,901	$2,584	$2,220
Distributions reinvested	2,078	3,051	2,792	1,897
Cost of shares redeemed	(3,127)	(7,195)	(2,616)	(5,854)

Change in net assets resulting from Class C capital transactions	$252	$(1,243)	$2,760	$(1,737)

Class R2
Proceeds from shares issued	$1,237	$2,486	$6,288	$5,964
Distributions reinvested	169	238	3,015	1,827
Cost of shares redeemed	(1,674)	(4,016)	(4,892)	(7,599)

Change in net assets resulting from Class R2 capital transactions	$(268)	$(1,292)	$4,411	$192

Class R5
Proceeds from shares issued	$176,632	$242,098	$—	$—
Distributions reinvested	50,412	58,492	—	—
Cost of shares redeemed	(84,539)	(270,542)	—	—

Change in net assets resulting from Class R5 capital transactions	$142,505	$30,048	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$35,272	$66,621
Distributions reinvested	—	—	27,222	13,119
Cost of shares redeemed	—	—	(14,634)	(68,638)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$47,860	$11,102

Institutional Class
Proceeds from shares issued	$—	$—	$74,622	$59,220
Distributions reinvested	—	—	24,325	15,569
Cost of shares redeemed	—	—	(48,716)	(109,142)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$50,231	$(34,353)

Select Class
Proceeds from shares issued	$245,054	$381,057	$28,957	$36,031
Distributions reinvested	63,813	89,504	12,567	8,954
Cost of shares redeemed	(192,273)	(549,256)	(48,108)	(43,984)

Change in net assets resulting from Select Class capital transactions	$116,594	$(78,695)	$(6,584)	$1,001

Total change in net assets resulting from capital transactions	$248,600	$(44,004)	$126,351	$(33,612)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	1,854	4,277	3,027	3,976
Reinvested	848	1,546	2,002	1,704
Redeemed	(2,940)	(5,554)	(2,940)	(6,214)

Change in Class A Shares	(238)	269	2,089	(534)

Class B
Issued	1	2	8	14
Reinvested	13	33	29	33
Redeemed	(54)	(115)	(36)	(163)

Change in Class B Shares	(40)	(80)	1	(116)

Class C
Issued	37	94	221	228
Reinvested	60	107	255	214
Redeemed	(88)	(230)	(219)	(595)

Change in Class C Shares	9	(29)	257	(153)

Class R2
Issued	29	66	436	518
Reinvested	5	7	229	175
Redeemed	(39)	(106)	(339)	(665)

Change in Class R2 Shares	(5)	(33)	326	28

Class R5
Issued	3,722	5,779	—	—
Reinvested	1,058	1,535	—	—
Redeemed	(1,756)	(6,521)	—	—

Change in Class R5 Shares	3,024	793	—	—

Class R6
Issued	—	—	2,272	5,288
Reinvested	—	—	1,867	1,156
Redeemed	—	—	(939)	(5,654)

Change in Class R6 Shares	—	—	3,200	790

Institutional Class
Issued	—	—	4,703	4,672
Reinvested	—	—	1,674	1,374
Redeemed	—	—	(3,153)	(8,706)

Change in Institutional Class Shares	—	—	3,224	(2,660)

Select Class
Issued	5,164	9,223	1,889	2,935
Reinvested	1,344	2,355	879	801
Redeemed	(4,019)	(13,183)	(3,067)	(3,567)

Change in Select Class Shares	2,489	(1,605)	(299)	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,276	$151,702	$45,677	$44,054
Distributions reinvested	11,954	2,758	1,637	84
Cost of shares redeemed	(70,586)	(66,421)	(9,323)	(7,813)

Change in net assets resulting from Class A capital transactions	$80,644	$88,039	$37,991	$36,325

Class B
Proceeds from shares issued	$8	$65	$—	$—
Distributions reinvested	106	25	—	—
Cost of shares redeemed	(702)	(1,168)	—	—

Change in net assets resulting from Class B capital transactions	$(588)	$(1,078)	$—	$—

Class C
Proceeds from shares issued	$8,386	$11,253	$5,918	$5,881
Distributions reinvested	1,374	232	203	9
Cost of shares redeemed	(4,536)	(7,039)	(744)	(975)

Change in net assets resulting from Class C capital transactions	$5,224	$4,446	$5,377	$4,915

Class R2
Proceeds from shares issued	$16,632	$9,668	$4,141	$1,677
Distributions reinvested	733	88	104	— (a)
Cost of shares redeemed	(4,022)	(3,260)	(366)	(93)

Change in net assets resulting from Class R2 capital transactions	$13,343	$6,496	$3,879	$1,584

Class R5
Proceeds from shares issued	$40,746	$23,814	$—	$—
Distributions reinvested	839	38	—	—
Cost of shares redeemed	(9,205)	(12,450)	—	—

Change in net assets resulting from Class R5 capital transactions	$32,380	$11,402	$—	$—

Class R6
Proceeds from shares issued	$116,372	$38,682	$22,761	$1,911
Distributions reinvested	9,649	2,410	884	137
Cost of shares redeemed	(13,908)	(54,454)	(3,485)	(1,549)

Change in net assets resulting from Class R6 capital transactions	$112,113	$(13,362)	$20,160	$499

Institutional Class
Proceeds from shares issued	$—	$—	$69,114	$31,733
Distributions reinvested	—	—	1,623	89
Cost of shares redeemed	—	—	(19,180)	(13,968)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$51,557	$17,854

Select Class
Proceeds from shares issued	$105,586	$101,704	$40,092	$24,841
Distributions reinvested	9,142	1,569	1,883	236
Cost of shares redeemed	(41,924)	(89,872)	(9,189)	(8,026)

Change in net assets resulting from Select Class capital transactions	$72,804	$13,401	$32,786	$17,051

Total change in net assets resulting from capital transactions	$315,920	$109,344	$151,750	$78,228

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	5,350	7,097	3,142	3,627
Reinvested	460	124	111	7
Redeemed	(2,726)	(3,110)	(642)	(682)

Change in Class A Shares	3,084	4,111	2,611	2,952

Class B
Issued	— (a)	5	—	—
Reinvested	5	1	—	—
Redeemed	(31)	(63)	—	—

Change in Class B Shares	(26)	(57)	—	—

Class C
Issued	372	594	413	496
Reinvested	61	12	14	1
Redeemed	(202)	(381)	(52)	(80)

Change in Class C Shares	231	225	375	417

Class R2
Issued	642	437	282	135
Reinvested	28	4	7	— (a)
Redeemed	(153)	(149)	(25)	(7)

Change in Class R2 Shares	517	292	264	128

Class R5
Issued	1,502	1,043	—	—
Reinvested	31	2	—	—
Redeemed	(339)	(545)	—	—

Change in Class R5 Shares	1,194	500	—	—

Class R6
Issued	4,314	1,686	1,529	161
Reinvested	354	104	58	12
Redeemed	(514)	(2,672)	(232)	(125)

Change in Class R6 Shares	4,154	(882)	1,355	48

Institutional Class
Issued	—	—	4,667	2,505
Reinvested	—	—	107	8
Redeemed	—	—	(1,265)	(1,144)

Change in Institutional Class Shares	—	—	3,509	1,369

Select Class
Issued	3,924	4,528	2,735	2,020
Reinvested	336	67	125	21
Redeemed	(1,550)	(3,905)	(607)	(666)

Change in Select Class Shares	2,710	690	2,253	1,375

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$23.10	$(0.12	)(f)	$5.20	$5.08	$(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(f)	(4.65)	(4.76)	—

Class B
Six Months Ended December 31, 2013 (Unaudited)	20.29	(0.16	)(f)	4.54	4.38	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(f)(g)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(f)	(4.23)	(4.39)	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.25	(0.16	)(f)	4.53	4.37	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(f)	(4.22)	(4.38)	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.70	(0.09	)(f)	5.58	5.49	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(f)	(4.88)	(4.94)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.99	22.72%	$94,914	1.37%	(0.94)%		1.38%	35%
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83

22.48	22.41	816	1.87	(1.45)		1.88	35
20.29	26.97	793	1.94	(1.22	)(g)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83

22.43	22.41	63,873	1.87	(1.45)		1.88	35
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83

28.00	22.91	410,344	1.10	(0.68)		1.13	35
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2013 (Unaudited)	$48.11	$0.15	(f)	$10.09	$10.24	$(0.27)	$(2.73)	$(3.00)
Year Ended June 30, 2013	37.54	0.37	(g)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(h)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12 and the net investment income (loss) ratio would have been 0.46% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$55.35	21.59%	$661,695	0.79%	0.64	%(f)	1.13%	22%
48.11	29.50	522,295	0.79	0.84	(g)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(h)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$39.94	$0.12	(f)(g)	$7.02	$7.14	$(0.07)	$(2.38)	$(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(h)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—
Class B
Six Months Ended December 31, 2013 (Unaudited)	33.16	0.01	(f)(g)	5.80	5.81	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(f)(h)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Class C
Six Months Ended December 31, 2013 (Unaudited)	33.06	0.01	(f)(g)	5.78	5.79	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(h)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Class R2
Six Months Ended December 31, 2013 (Unaudited)	39.52	0.06	(f)(g)	6.94	7.00	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(h)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (i) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	44.21	0.26	(f)(g)	7.78	8.04	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(h)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)
Select Class
Six Months Ended December 31, 2013 (Unaudited)	44.14	0.21	(f)(g)	7.77	7.98	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(h)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $(0.04), $(0.04), $0.00, $0.19 and $0.14 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.26%, (0.25)%, (0.24)%, 0.01%, 0.76%, and 0.56% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.63	18.16%	$767,934	1.29%	0.55	%(g)	1.37%	15%
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45

36.59	17.87	7,646	1.77	0.05	(g)	1.87	15
33.16	22.51	8,264	1.79	0.28	(h)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45

36.47	17.86	41,184	1.78	0.06	(g)	1.87	15
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45

44.14	18.00	5,241	1.54	0.30	(g)	1.62	15
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

49.60	18.45	1,064,305	0.79	1.05	(g)	0.92	15
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45

49.56	18.35	1,397,430	0.99	0.85	(g)	1.12	15
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.00	$(0.06	)(f)	$2.93	$2.87	$(1.44)	$14.43	22.94%
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)	13.00	27.94
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)	11.13	(6.59)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—	12.17	46.98
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—	8.28	21.76
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—	6.80	(23.94)

Class B
Six Months Ended December 31, 2013 (Unaudited)	10.35	(0.08	)(f)	2.31	2.23	(1.44)	11.14	22.64
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)	10.35	27.32
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)	9.10	(7.00)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—	10.04	46.14
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—	6.87	21.16
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—	5.67	(24.60)

Class C
Six Months Ended December 31, 2013 (Unaudited)	10.87	(0.08	)(f)	2.43	2.35	(1.44)	11.78	22.66
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)	10.87	27.30
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)	9.51	(6.99)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—	10.48	46.16
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—	7.17	21.11
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—	5.92	(24.49)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	12.84	(0.08	)(f)	2.89	2.81	(1.44)	14.21	22.77
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)	12.84	27.64
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)	11.03	(6.80)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—	12.09	46.55
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—	8.25	21.50
November 3, 2008 (i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—	6.79	8.12

Class R6
Six Months Ended December 31, 2013 (Unaudited)	14.00	(0.02	)(f)	3.17	3.15	(1.44)	15.71	23.32
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)	14.00	28.63
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)	11.85	(6.14)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—	12.88	16.88

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$307,702	1.25%	(0.81)%		1.37%	29%
249,986	1.24	(0.50	)(g)	1.42	60
219,946	1.25	(0.46	)(h)	1.44	58
271,606	1.24	(0.72)		1.39	79
144,214	1.25	(0.71)		1.44	83
107,591	1.25	(0.55)		1.58	83

3,240	1.75	(1.32)		1.87	29
3,005	1.74	(1.01	)(g)	1.92	60
3,690	1.75	(0.97	)(h)	1.94	58
6,049	1.78	(1.26)		1.89	79
6,318	1.85	(1.33)		1.94	83
7,967	1.85	(1.15)		2.06	83

30,572	1.75	(1.31)		1.87	29
25,415	1.74	(1.00	)(g)	1.92	60
23,689	1.75	(0.97	)(h)	1.94	58
31,665	1.78	(1.26)		1.89	79
19,472	1.85	(1.31)		1.94	83
14,396	1.85	(1.15)		2.07	83

34,044	1.50	(1.06)		1.62	29
26,561	1.49	(0.75	)(g)	1.67	60
22,514	1.50	(0.71	)(h)	1.69	58
16,109	1.50	(0.98)		1.64	79
1,561	1.50	(0.89)		1.66	83
54	1.50	(0.72)		1.93	83

328,927	0.75	(0.31)		0.87	29
248,415	0.75	—	(g)(k)	0.92	60
200,960	0.75	0.02	(h)	0.94	58
83,457	0.74	(0.24)		0.88	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Small Cap Growth Fund (continued)
Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	$13.96	$(0.03	)(f)	$3.16	$3.13	$(1.44)	$15.65	23.24%
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)	13.96	28.39
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)	11.84	(6.15)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—	12.87	47.42
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—	8.73	22.44
Year Ended June 30, 2009	9.36	(0.01	)(f)	(2.22)	(2.23)	—	7.13	(23.82)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.77	(0.04	)(f)	3.11	3.07	(1.44)	15.40	23.12
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)	13.77	28.30
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)	11.70	(6.29)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—	12.74	47.28
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—	8.65	22.18
Year Ended June 30, 2009	9.30	(0.03	)(f)	(2.19)	(2.22)	—	7.08	(23.87)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$308,780	0.85%	(0.41)%		0.97%	29%
230,458	0.85	(0.11	)(g)	1.02	60
226,834	0.85	(0.06	)(h)	1.04	58
207,977	0.85	(0.32)		1.00	79
146,161	0.85	(0.31)		1.04	83
102,695	0.85	(0.15)		1.19	83

161,024	1.00	(0.57)		1.12	29
148,078	1.00	(0.25	)(g)	1.17	60
123,887	1.00	(0.21	)(h)	1.19	58
128,617	0.99	(0.47)		1.14	79
100,499	1.00	(0.46)		1.19	83
87,612	1.00	(0.31)		1.30	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$23.77	$0.14	(f)	$3.90	$4.04	$(0.09)	$(0.67)	$(0.76)
Year Ended June 30, 2013	18.75	0.21	(f)(g)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)

Class B
Six Months Ended December 31, 2013 (Unaudited)	20.92	0.05	(f)	3.43	3.48	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(f)(g)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.73	0.05	(f)	3.40	3.45	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(g)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	23.67	0.12	(f)	3.87	3.99	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(g)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.05	17.14%	$461,414	1.24%	1.06%		1.36%	17%
23.77	28.08	332,177	1.24	0.98	(g)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33

23.68	16.80	3,646	1.81	0.40		1.86	17
20.92	27.27	3,762	1.85	0.34	(g)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33

23.45	16.77	51,904	1.84	0.43		1.86	17
20.73	27.35	41,108	1.85	0.34	(g)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33

26.92	16.99	31,519	1.49	0.89		1.61	17
23.67	27.79	15,500	1.49	0.69	(g)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	$24.85	$0.21	(f)	$4.07	$4.28	$(0.13)	$(0.67)	$(0.80)
Year Ended June 30, 2013	19.58	0.29	(f)(g)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)

Class R6 (j)
Six Months Ended December 31, 2013 (Unaudited)	24.87	0.21	(f)	4.08	4.29	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2013	19.59	0.29	(f)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.86	0.18	(f)	4.08	4.26	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2013	19.58	0.26	(f)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$28.33	17.36%	$70,665	0.90%	1.54%		0.91%	17%
24.85	28.53	32,304	0.90	1.28	(g)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33

28.35	17.37	354,426	0.85	1.49		0.86	17
24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33

28.33	17.27	379,952	0.99	1.29		1.11	17
24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.17	$0.01	(f)	$2.66		$2.67	$(0.01)	$(0.29)	$(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(g)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)

Class C
Six Months Ended December 31, 2013 (Unaudited)	12.91	(0.03	)(f)	2.62		2.59	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(g)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (g)	(0.06)	(0.06)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	13.09	(0.01	)(f)	2.65		2.64	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(g)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	13.35	0.05	(f)	2.70		2.75	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(g)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	13.35	0.04	(f)	2.70		2.74	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(g)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.37	0.03	(f)	2.71		2.74	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(g)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.54	20.36%		$99,119	1.25%	0.10%		1.34%	22%
13.17	28.54		49,607	1.25	0.31	(g)	1.43	54
10.31	(2.92	)(h)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56
6.17	(25.30)		240	1.26	0.75		1.70	52

15.21	20.14		13,912	1.75	(0.41)		1.84	22
12.91	27.83		6,972	1.75	(0.18	)(g)	1.93	54
10.14	(3.43	)(h)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56
6.14	(25.62)		94	1.76	0.27		2.20	52

15.43	20.28		6,118	1.50	(0.14)		1.59	22
13.09	28.19		1,744	1.50	(0.20	)(g)	1.65	54
10.25	14.17	(h)	57	1.51	0.02		1.91	74

15.75	20.64		41,676	0.75	0.62		0.84	22
13.35	29.17		17,232	0.75	0.95	(g)	0.97	54
10.43	14.77	(h)	12,959	0.75	0.70		1.08	74

15.75	20.60		90,967	0.82	0.52		0.94	22
13.35	29.08		30,226	0.82	0.79	(g)	1.05	54
10.43	(2.59	)(h)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56
6.20	(24.84)		9,086	0.83	1.17		1.30	52

15.79	20.56		114,582	1.00	0.34		1.09	22
13.37	28.81		66,928	1.00	0.64	(g)	1.21	54
10.45	(2.60	)(h)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56
6.22	(24.92)		20,698	1.01	1.00		1.44	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$568,851	$—	(b)	$—	$568,851

Small Cap Core Fund
Total Investments in Securities (c)	$662,052	$1,291		$—	$663,343

Appreciation in Other Financial Instruments
Futures Contracts	$802	$—		$—	$802

Small Cap Equity Fund
Total Investments in Securities (d)	$3,281,703	$—		$—	$3,281,703

Small Cap Growth Fund
Total Investments in Securities (d)	$1,181,059	$—		$—	$1,181,059

Small Cap Value Fund
Total Investments in Securities (c)	$1,353,118	$2,317		$—	$1,355,435

Appreciation in Other Financial Instruments
Futures Contracts	$1,476	$—		$—	$1,476

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

U.S. Small Company Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Consumer Discretionary	$47,642	$—	$—		$47,642
Consumer Staples	16,654	—	—		16,654
Energy	20,398	—	—		20,398
Financials	73,827	—	—		73,827
Health Care	42,812	—	—	(b)	42,812
Industrials	59,627	—	—		59,627
Information Technology	58,977	—	—		58,977
Materials	15,212	—	—		15,212
Telecommunication Services	3,573	—	—		3,573
Utilities	9,976	—	—		9,976

Total Common Stocks	348,698	—	—	(b)	348,698

U.S. Treasury Obligation	$—	$686	$—		$686
Investment Company	12,303	—	—		12,303

Total Investments in Securities	$361,001	$686	$—	(b)	$361,687

Appreciation in Other Financial Instruments
Futures Contracts	$529	$—	$—		$529

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a Warrant. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2013:

	Value		Percentage
U.S. Small Company Fund	—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$16,263	$34,350	$9,586
Ending Notional Balance Long	22,531	39,604	12,659

The Funds’ futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	3	—
Small Cap Growth Fund	7	—	(a)
Small Cap Value Fund	24	—	(a)
U.S. Small Company Fund	11	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$73		$73
Small Cap Core Fund	9	247	749		1,005
Small Cap Equity Fund	—	1,058	566		1,624
Small Cap Growth Fund	188	452	—	(a)	640
Small Cap Value Fund	5	23	405		433
U.S. Small Company Fund	13	102	10		125

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—		$6	$6
Small Cap Equity Fund	—		9	9
Small Cap Value Fund	—	(a)	2	2

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$12
Small Cap Core Fund	15
Small Cap Equity Fund	109
Small Cap Growth Fund	19
Small Cap Value Fund	36
U.S. Small Company Fund	11

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party brokers-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$191,511	$256,910	$—	$—
Small Cap Core Fund	150,996	126,356	916	345
Small Cap Equity Fund	506,114	428,791	—	—
Small Cap Growth Fund	325,770	298,553	—	—
Small Cap Value Fund	460,401	185,424	1,672	1,605
U.S. Small Company Fund	190,461	57,144	611	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$383,750	$195,263	$10,162	$185,101
Small Cap Core Fund	446,554	225,472	8,683	216,789
Small Cap Equity Fund	2,056,850	1,237,852	12,999	1,224,853
Small Cap Growth Fund	810,641	395,411	24,993	370,418
Small Cap Value Fund	1,026,967	354,730	26,262	328,468
U.S. Small Company Fund	294,135	72,758	5,206	67,552

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Value Fund	$3,910	$3,910

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013 or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	12.4%
Small Cap Value Fund	10.6

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,227.20	$7.69	1.37%
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class B
Actual	1,000.00	1,224.10	10.48	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C
Actual	1,000.00	1,224.10	10.48	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Select Class
Actual	1,000.00	1,229.10	6.18	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,215.90	4.41	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,181.60	7.09	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,178.70	9.72	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class C
Actual	1,000.00	1,178.60	9.77	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,180.00	$8.46	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,184.50	4.35	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,183.50	5.45	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,229.40	7.02	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,226.40	9.82	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,226.60	9.82	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,227.70	8.42	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,233.20	4.22	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,232.40	4.78	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,231.20	5.62	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,171.40	6.79	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,168.00	9.89	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	1,167.70	10.05	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R2
Actual	1,000.00	1,169.90	8.15	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,173.60	4.93	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,173.70	4.66	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,172.70	5.42	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,203.60	$6.94	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,201.40	9.71	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,202.80	8.33	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,206.40	4.17	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,206.00	4.56	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,205.60	5.56	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fourth, third, and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Small Cap Core Fund’s performance was in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for Class A shares and in the fourth, second, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Small Cap Value Fund’s performance was in the first, first and third quintiles for Class A shares and in the first, first and second for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the first quintiles for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-SC-1213

Semi-Annual Report

JPMorgan SmartRetirement Funds

December 31, 2013 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 12/31/2013
JPMorgan SmartRetirement® Income Fund	6.31%	5.01%	S&P Target Date Retirement Income Index	$968,347,751

JPMorgan SmartRetirement® 2010 Fund	6.42%	6.74%	S&P Target Date 2010 Index	$527,363,562

JPMorgan SmartRetirement® 2015 Fund	7.71%	8.15%	S&P Target Date 2015 Index	$1,708,288,425

JPMorgan SmartRetirement® 2020 Fund	9.47%	9.54%	S&P Target Date 2020 Index	$3,534,603,644

JPMorgan SmartRetirement® 2025 Fund	11.22%	10.73%	S&P Target Date 2025 Index	$2,596,602,550

JPMorgan SmartRetirement® 2030 Fund	12.80%	11.81%	S&P Target Date 2030 Index	$3,339,451,647

JPMorgan SmartRetirement® 2035 Fund	13.92%	12.81%	S&P Target Date 2035 Index	$1,935,773,952

JPMorgan SmartRetirement® 2040 Fund	14.45%	13.52%	S&P Target Date 2040 Index	$2,357,956,042

JPMorgan SmartRetirement® 2045 Fund	14.42%	14.12%	S&P Target Date 2045 Index	$1,029,907,630

JPMorgan SmartRetirement® 2050 Fund	14.51%	14.77%	S&P Target Date 2050 Index	$832,974,088

JPMorgan SmartRetirement® 2055 Fund	14.58%	15.31%	S&P Target Date 2055+ Index	$56,764,588

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	54.6%
U.S. Equity	21.0
Money Market	11.2
International Equity	10.6
Alternative Assets	2.1
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2010 Fund
Fixed Income	55.4%
U.S. Equity	21.0
International Equity	10.8
Money Market	10.0
Alternative Assets	2.2
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	50.9%
U.S. Equity	27.6
International Equity	13.8
Money Market	4.6
Alternative Assets	2.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	42.7%
U.S. Equity	32.3
International Equity	17.6
Money Market	3.8
Alternative Assets	3.0
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	37.9%
Fixed Income	32.8
International Equity	21.0
Money Market	4.4
Alternative Assets	3.2
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	42.8%
Fixed Income	24.2
International Equity	24.1
Money Market	4.3
Alternative Assets	3.6
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	47.0%
International Equity	25.8
Fixed Income	17.8
Money Market	4.9
Alternative Assets	3.6
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	49.4%
International Equity	27.5
Fixed Income	14.1
Alternative Assets	4.1
Money Market	3.9
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	49.5%
International Equity	27.7
Fixed Income	14.4
Money Market	3.8
Alternative Assets	3.7
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	49.1%
International Equity	27.5
Fixed Income	14.4
Money Market	4.2
Alternative Assets	3.9
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	58.8%
International Equity	29.9
Fixed Income	6.7
Alternative Assets	3.7
Money Market	0.9

*	The percentages indicated are based on total investments as of December 31, 2013. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2010 Fund and the JPMorgan SmartRetirement® 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

Fixed-income markets generally remained weak during the six month period, with the Barclays U.S. Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Seven of the 11 of the JPMorgan SmartRetirement Funds (“Funds”) outperformed their respective S&P Target Date benchmarks for the six months ended December 31, 2013. Relative to the S&P Target Date indices, the Funds’ strategic asset allocation added value in the Income Fund, but detracted from performance in the 2010-2055 funds. During this period, tactical asset allocation contributed positively to performance, largely due to the Funds’ overweight position to U.S. Equities and underweight to Core Fixed Income.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The adviser seeks to achieve each Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		6.20%	7.62%	9.95%	5.32%
With Sales Charge**		1.44	2.78	8.95	4.69
CLASS C SHARES	5/15/06
Without CDSC		5.84	6.88	9.27	4.70
With CDSC***		4.84	5.88	9.27	4.70
CLASS R2 SHARES	11/3/08	6.08	7.37	9.69	5.16
INSTITUTIONAL CLASS SHARES	5/15/06	6.31	7.91	10.27	5.66
SELECT CLASS SHARES	5/15/06	6.30	7.76	10.10	5.49

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® 2010 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		6.24%	7.65%	10.43%	5.05%
With Sales Charge**		1.46	2.79	9.42	4.42
CLASS C SHARES	5/15/06
Without CDSC		5.87	6.94	9.74	4.44
With CDSC***		4.87	5.94	9.74	4.44
CLASS R2 SHARES	11/3/08	6.14	7.36	10.16	4.88
INSTITUTIONAL CLASS SHARES	5/15/06	6.42	7.96	10.74	5.39
SELECT CLASS SHARES	5/15/06	6.29	7.74	10.56	5.22

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2010 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2010 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2010 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		7.60%	10.17%	12.19%	5.52%
With Sales Charge**		2.75	5.20	11.17	4.88
CLASS C SHARES	5/15/06
Without CDSC		7.29	9.48	11.50	4.91
With CDSC***		6.29	8.48	11.50	4.91
CLASS R2 SHARES	11/3/08	7.48	9.93	11.92	5.35
INSTITUTIONAL CLASS SHARES	5/15/06	7.71	10.47	12.49	5.85
SELECT CLASS SHARES	5/15/06	7.64	10.26	12.33	5.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		9.31%	13.43%	13.68%	5.96%
With Sales Charge**		4.38	8.29	12.65	5.32
CLASS C SHARES	5/15/06
Without CDSC		9.00	12.71	12.97	5.35
With CDSC***		8.00	11.71	12.97	5.35
CLASS R2 SHARES	11/3/08	9.20	13.19	13.41	5.79
INSTITUTIONAL CLASS SHARES	5/15/06	9.47	13.77	14.00	6.30
SELECT CLASS SHARES	5/15/06	9.34	13.56	13.81	6.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		11.19%	16.84%	14.79%	5.37%
With Sales Charge**		6.15	11.55	13.73	4.61
CLASS C SHARES	7/31/07
Without CDSC		10.75	16.07	14.05	4.73
With CDSC***		9.75	15.07	14.05	4.73
CLASS R2 SHARES	11/3/08	10.95	16.55	14.48	5.14
INSTITUTIONAL CLASS SHARES	7/31/07	11.29	17.07	15.08	5.67
SELECT CLASS SHARES	7/31/07	11.22	16.92	14.91	5.52

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		12.72%	19.68%	15.59%	6.38%
With Sales Charge**		7.63	14.28	14.52	5.73
CLASS C SHARES	5/15/06
Without CDSC		12.33	18.88	14.87	5.75
With CDSC***		11.33	17.88	14.87	5.75
CLASS R2 SHARES	11/3/08	12.56	19.33	15.30	6.20
INSTITUTIONAL CLASS SHARES	5/15/06	12.80	19.94	15.90	6.71
SELECT CLASS SHARES	5/15/06	12.74	19.74	15.73	6.55

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		13.86%	21.86%	16.28%	5.59%
With Sales Charge**		8.74	16.35	15.20	4.83
CLASS C SHARES	7/31/07
Without CDSC		13.51	21.11	15.55	4.97
With CDSC***		12.51	20.11	15.55	4.97
CLASS R2 SHARES	11/3/08	13.76	21.64	15.99	5.39
INSTITUTIONAL CLASS SHARES	7/31/07	14.06	22.19	16.59	5.92
SELECT CLASS SHARES	7/31/07	13.92	21.95	16.42	5.76

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		14.31%	22.77%	16.41%	6.70%
With Sales Charge**		9.16	17.23	15.33	6.06
CLASS C SHARES	5/15/06
Without CDSC		13.97	21.97	15.68	6.08
With CDSC***		12.97	20.97	15.68	6.08
CLASS R2 SHARES	11/3/08	14.17	22.44	16.13	6.52
INSTITUTIONAL CLASS SHARES	5/15/06	14.45	23.02	16.73	7.04
SELECT CLASS SHARES	5/15/06	14.34	22.83	16.55	6.87

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international

REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		14.34%	22.75%	16.47%	5.92%
With Sales Charge**		9.18	17.22	15.41	5.16
CLASS C SHARES	7/31/07
Without CDSC		13.98	21.96	15.73	5.29
With CDSC***		12.98	20.96	15.73	5.29
CLASS R2 SHARES	11/3/08	14.18	22.37	16.17	5.70
INSTITUTIONAL CLASS SHARES	7/31/07	14.42	23.02	16.78	6.23
SELECT CLASS SHARES	7/31/07	14.35	22.87	16.59	6.08

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		14.37%	22.76%	16.46%	5.94%
With Sales Charge**		9.20	17.23	15.40	5.18
CLASS C SHARES	7/31/07
Without CDSC		13.96	21.90	15.76	5.31
With CDSC***		12.96	20.90	15.76	5.31
CLASS R2 SHARES	11/3/08	14.20	22.38	16.18	5.73
INSTITUTIONAL CLASS SHARES	7/31/07	14.51	23.01	16.79	6.26
SELECT CLASS SHARES	7/31/07	14.38	22.88	16.61	6.11

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of November 22, 2013, the Fund changed its benchmark to more closely align its primary benchmark to its target retirement date. Prior to November 22, 2013, the Fund’s benchmark was the S&P Target Date 2045 Index.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/12
Without Sales Charge		14.55%	22.75%	17.69%
With Sales Charge**		9.42	17.25	14.89
CLASS C SHARES	1/31/12
Without CDSC		14.12	21.94	16.93
With CDSC***		13.12	20.94	16.93
CLASS R2 SHARES	1/31/12	14.39	22.46	17.42
INSTITUTIONAL CLASS SHARES	1/31/12	14.71	23.10	18.00
SELECT CLASS SHARES	1/31/12	14.58	22.88	17.82

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from January 31, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. Effective March 1, 2010, S&P modified the method used to calculate

Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of November 22, 2013, the Fund changed its benchmark to more closely align its primary benchmark to its target retirement date. Prior to November 22, 2013, the Fund’s benchmark was the S&P Target Date 2050+ Index.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.3%
	International Equity — 1.3%
253,648	SPDR S&P Global Natural Resources ETF (Cost $13,082,867)	12,743,276

Investment Companies — 98.0% (b)
	Alternative Assets — 2.1%
517,606	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,832,401
868,159	JPMorgan International Realty Fund, Class R5 Shares	8,707,633
410,289	JPMorgan Realty Income Fund, Class R5 Shares	4,570,624

	Total Alternative Assets	20,110,658

	Fixed Income — 54.5%
25,506,677	JPMorgan Core Bond Fund, Class R6 Shares	292,816,651
4,173,482	JPMorgan Corporate Bond Fund, Class R6 Shares	40,065,430
2,492,626	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	20,165,348
47,497	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	441,250
3,519,735	JPMorgan Floating Rate Income Fund, Select Class Shares	35,549,321
10,094,797	JPMorgan High Yield Fund, Class R6 Shares	80,556,483
4,506,811	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	46,780,702
1,195,885	JPMorgan Real Return Fund, Institutional Class Shares	11,659,875

	Total Fixed Income	528,035,060

	International Equity — 9.3%
694,553	JPMorgan Emerging Economies Fund, Class R5 Shares	9,181,997
571,222	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,966,739
1,553,551	JPMorgan International Equity Fund, Class R6 Shares	25,571,446
1,684,598	JPMorgan International Opportunities Fund, Class R6 Shares	26,549,258
746,559	JPMorgan Intrepid International Fund, Institutional Class Shares	15,423,912

	Total International Equity	89,693,352

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 11.2%
108,629,707	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	108,629,707

	U.S. Equity — 20.9%
4,408,066	JPMorgan Disciplined Equity Fund, Class R6 Shares	97,726,817
2,026,690	JPMorgan Growth Advantage Fund, Class R5 Shares	28,292,597
524,019	JPMorgan Intrepid America Fund, Class R5 Shares	18,167,750
642,707	JPMorgan Mid Cap Core Fund, Class R6 Shares	13,933,881
48,373	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,399,286
229,402	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	3,603,912
118,318	JPMorgan Small Cap Value Fund, Class R6 Shares	3,354,309
705,384	JPMorgan U.S. Equity Fund, Class R6 Shares	9,960,019
925,201	JPMorgan Value Advantage Fund, Institutional Class Shares	25,119,214

	Total U.S. Equity	202,557,785

	Total Investment Companies (Cost $875,423,758)	949,026,562

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
4,990,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (Cost $4,990,350)	4,990,692

	Total Investments — 99.8% (Cost $893,496,975)	966,760,530
	Other Assets in Excess of Liabilities — 0.2%	1,587,221

	NET ASSETS — 100.0%	$968,347,751

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
75	TOPIX Index	03/13/14	$9,276,185	$323,588
30	10 Year Canadian Government Bond	03/20/14	3,579,383	(44,488)
15	DAX Index	03/21/14	4,955,358	250,067
21	Dow Jones Euro STOXX 50 Index	03/21/14	897,892	44,762
118	E-mini Russell 2000	03/21/14	13,704,520	746,874
134	E-mini S&P 500	03/21/14	12,335,370	445,737
76	5 Year U.S. Treasury Note	03/31/14	9,067,750	(76,632)

	Short Futures Outstanding
(83)	CAC 40 10 Euro	01/17/14	(4,908,161)	(251,895)
(3)	10 Year Japanese Government Bond	03/11/14	(4,082,803)	19,934
(304)	10 Year U.S. Treasury Note	03/20/14	(37,406,250)	572,775

				$2,030,722

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.6%
	International Equity — 1.6%
162,250	SPDR S&P Global Natural Resources ETF (Cost $8,340,136)	8,151,440

Investment Companies — 98.1% (b)
	Alternative Assets — 2.1%
291,291	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	3,845,045
509,342	JPMorgan International Realty Fund, Class R5 Shares	5,108,698
223,854	JPMorgan Realty Income Fund, Class R5 Shares	2,493,734

	Total Alternative Assets	11,447,477

	Fixed Income — 55.5%
14,152,381	JPMorgan Core Bond Fund, Class R6 Shares	162,469,336
2,328,255	JPMorgan Corporate Bond Fund, Class R6 Shares	22,351,251
1,373,325	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,110,199
25,844	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	240,086
1,939,319	JPMorgan Floating Rate Income Fund, Select Class Shares	19,587,122
5,580,753	JPMorgan High Yield Fund, Class R6 Shares	44,534,409
2,520,632	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	26,164,158
663,863	JPMorgan Real Return Fund, Institutional Class Shares	6,472,667

	Total Fixed Income	292,929,228

	International Equity — 9.3%
401,117	JPMorgan Emerging Economies Fund, Class R5 Shares	5,302,770
286,329	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,499,661
883,582	JPMorgan International Equity Fund, Class R6 Shares	14,543,752
906,418	JPMorgan International Opportunities Fund, Class R6 Shares	14,285,147
401,018	JPMorgan Intrepid International Fund, Institutional Class Shares	8,285,037

	Total International Equity	48,916,367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 10.1%
53,004,276	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	53,004,276

	U.S. Equity — 21.1%
2,338,273	JPMorgan Disciplined Equity Fund, Class R6 Shares	51,839,523
1,113,349	JPMorgan Growth Advantage Fund, Class R5 Shares	15,542,353
293,397	JPMorgan Intrepid America Fund, Class R5 Shares	10,172,086
364,313	JPMorgan Mid Cap Core Fund, Class R6 Shares	7,898,297
38,763	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,922,653
118,118	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	1,855,633
55,541	JPMorgan Small Cap Value Fund, Class R6 Shares	1,574,581
444,220	JPMorgan U.S. Equity Fund, Class R6 Shares	6,272,388
517,613	JPMorgan Value Advantage Fund, Institutional Class Shares	14,053,189

	Total U.S. Equity	111,130,703

	Total Investment Companies (Cost $463,809,076)	517,428,051

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
3,105,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (Cost $3,105,210)	3,105,431

	Total Investments — 100.3% (Cost $475,254,422)	528,684,922
	Liabilities in Excess of Other Assets — (0.3)%	(1,321,360)

	NET ASSETS — 100.0%	$527,363,562

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
46	TOPIX Index	03/13/14	$5,689,393	$198,467
19	10 Year Canadian Government Bond	03/20/14	2,266,943	(28,175)
8	DAX Index	03/21/14	2,642,857	133,369
6	Dow Jones Euro STOXX 50 Index	03/21/14	256,541	12,781
70	E-mini Russell 2000	03/21/14	8,129,800	443,060
46	E-mini S&P 500	03/21/14	4,234,530	153,036
16	5 Year U.S. Treasury Note	03/31/14	1,909,000	(24,658)

	Short Futures Outstanding
(47)	CAC 40 10 Euro	01/17/14	(2,779,320)	(142,641)
(2)	10 Year Japanese Government Bond	03/11/14	(2,721,869)	13,290
(175)	10 Year U.S. Treasury Note	03/20/14	(21,533,203)	296,149

				$1,054,678

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.8%
	International Equity — 0.8%
268,106	SPDR S&P Global Natural Resources ETF (Cost $13,746,209)	13,469,645

Investment Companies — 98.6% (b)
	Alternative Assets — 2.7%
690,694	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	9,117,159
1,736,878	JPMorgan International Realty Fund, Class R5 Shares	17,420,884
1,711,100	JPMorgan Realty Income Fund, Class R5 Shares	19,061,651

	Total Alternative Assets	45,599,694

	Fixed Income — 50.8%
46,087,281	JPMorgan Core Bond Fund, Class R6 Shares	529,081,990
7,545,880	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	72,440,451
3,857,028	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,203,360
71,930	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	668,230
3,965,324	JPMorgan Floating Rate Income Fund, Select Class Shares	40,049,775
15,922,542	JPMorgan High Yield Fund, Class R6 Shares	127,061,884
5,073,071	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	52,658,474
1,596,099	JPMorgan Real Return Fund, Institutional Class Shares	15,561,963

	Total Fixed Income	868,726,127

	International Equity — 13.0%
2,444,475	JPMorgan Emerging Economies Fund, Class R5 Shares	32,315,965
1,600,493	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,331,199
3,684,896	JPMorgan International Equity Fund, Class R6 Shares	60,653,392
3,882,859	JPMorgan International Opportunities Fund, Class R6 Shares	61,193,853
1,491,904	JPMorgan Intrepid International Fund, Institutional Class Shares	30,822,730

	Total International Equity	221,317,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 4.6%
78,452,200	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	78,452,200

	U.S. Equity — 27.5%
8,617,927	JPMorgan Disciplined Equity Fund, Class R6 Shares	191,059,453
4,183,934	JPMorgan Growth Advantage Fund, Class R5 Shares	58,407,725
1,668,698	JPMorgan Intrepid America Fund, Class R5 Shares	57,853,775
1,413,279	JPMorgan Mid Cap Core Fund, Class R6 Shares	30,639,890
199,179	JPMorgan Small Cap Equity Fund, Class R5 Shares	9,879,295
546,551	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	8,586,310
285,920	JPMorgan Small Cap Value Fund, Class R6 Shares	8,105,842
3,135,536	JPMorgan U.S. Equity Fund, Class R6 Shares	44,273,771
2,252,472	JPMorgan Value Advantage Fund, Institutional Class Shares	61,154,601

	Total U.S. Equity	469,960,662

	Total Investment Companies (Cost $1,527,218,889)	1,684,055,822

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
7,500,000	U.S. Treasury Notes, 0.250%, 01/31/14 (k) (m) (Cost $7,500,725)	7,501,041

	Total Investments — 99.8% (Cost $1,548,465,823)	1,705,026,508
	Other Assets in Excess of Liabilities — 0.2%	3,261,917

	NET ASSETS — 100.0%	$1,708,288,425

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
128	TOPIX Index	03/13/14	$15,831,355	$552,257
51	10 Year Canadian Government Bond	03/20/14	6,084,952	(75,629)
26	DAX Index	03/21/14	8,589,286	433,449
145	Dow Jones Euro STOXX 50 Index	03/21/14	6,199,730	176,403
210	E-mini Russell 2000	03/21/14	24,389,400	1,329,185
127	E-mini S&P 500	03/21/14	11,690,985	422,488

	Short Futures Outstanding
(147)	CAC 40 10 Euro	01/17/14	(8,692,767)	(446,123)
(5)	10 Year Japanese Government Bond	03/11/14	(6,804,672)	33,224
(316)	10 Year U.S. Treasury Note	03/20/14	(38,882,813)	470,110
(175)	5 Year U.S. Treasury Note	03/31/14	(20,879,687)	269,102

				$3,164,466

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	21

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.1%
	International Equity — 0.1%
79,697	SPDR S&P Global Natural Resources ETF (Cost $4,224,563)	4,003,977

Investment Companies — 99.0% (b)
	Alternative Assets — 2.9%
301,833	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	3,984,198
4,511,965	JPMorgan International Realty Fund, Class R5 Shares	45,255,010
5,004,264	JPMorgan Realty Income Fund, Class R5 Shares	55,747,505

	Total Alternative Assets	104,986,713

	Fixed Income — 42.6%
88,337,071	JPMorgan Core Bond Fund, Class R6 Shares	1,014,109,577
14,487,369	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	139,078,747
6,947,568	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,205,823
151,612	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1,408,475
2,050,690	JPMorgan Floating Rate Income Fund, Select Class Shares	20,711,966
29,039,479	JPMorgan High Yield Fund, Class R6 Shares	231,735,043
3,032,124	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	31,473,451
1,030,537	JPMorgan Real Return Fund, Institutional Class Shares	10,047,738

	Total Fixed Income	1,504,770,820

	International Equity — 17.5%
7,230,268	JPMorgan Emerging Economies Fund, Class R5 Shares	95,584,140
5,234,293	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	118,818,445
9,678,406	JPMorgan International Equity Fund, Class R6 Shares	159,306,557
10,445,828	JPMorgan International Opportunities Fund, Class R6 Shares	164,626,247
3,853,735	JPMorgan Intrepid International Fund, Institutional Class Shares	79,618,157

	Total International Equity	617,953,546

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 3.8%
133,474,190	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	133,474,190

	U.S. Equity — 32.2%
15,445,724	JPMorgan Disciplined Equity Fund, Class R6 Shares	342,431,698
11,442,895	JPMorgan Growth Advantage Fund, Class R5 Shares	159,742,814
4,662,191	JPMorgan Intrepid America Fund, Class R5 Shares	161,638,165
3,879,335	JPMorgan Mid Cap Core Fund, Class R6 Shares	84,103,987
647,495	JPMorgan Small Cap Equity Fund, Class R5 Shares	32,115,759
1,479,656	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	23,245,393
778,684	JPMorgan Small Cap Value Fund, Class R6 Shares	22,075,695
10,494,607	JPMorgan U.S. Equity Fund, Class R6 Shares	148,183,851
6,070,730	JPMorgan Value Advantage Fund, Institutional Class Shares	164,820,326

	Total U.S. Equity	1,138,357,688

	Total Investment Companies (Cost $3,120,770,450)	3,499,542,957

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
19,890,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $19,891,912)	19,892,759

	Total Investments — 99.7% (Cost $3,144,886,925)	3,523,439,693
	Other Assets in Excess of Liabilities — 0.3%	11,163,951

	NET ASSETS — 100.0%	$3,534,603,644

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
264	TOPIX Index	03/13/14	$32,652,170	$1,139,030
104	10 Year Canadian Government Bond	03/20/14	12,408,529	(154,223)
55	DAX Index	03/21/14	18,169,644	916,911
380	Dow Jones Euro STOXX 50 Index	03/21/14	16,247,567	809,898
446	E-mini Russell 2000	03/21/14	51,798,440	2,822,938
1,562	E-mini S&P 500	03/21/14	143,789,910	5,236,319

	Short Futures Outstanding
(307)	CAC 40 10 Euro	01/17/14	(18,154,281)	(931,691)
(9)	10 Year Japanese Government Bond	03/11/14	(12,248,409)	59,803
(400)	10 Year U.S. Treasury Note	03/20/14	(49,218,750)	505,430
(793)	5 Year U.S. Treasury Note	03/31/14	(94,614,813)	1,184,726

				$11,589,141

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.1% (b)
	Alternative Assets — 3.2%
3,098,654	JPMorgan International Realty Fund, Class R5 Shares	31,079,503
4,589,149	JPMorgan Realty Income Fund, Class R5 Shares	51,123,125

	Total Alternative Assets	82,202,628

	Fixed Income — 32.7%
48,574,441	JPMorgan Core Bond Fund, Class R6 Shares	557,634,588
8,879,107	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	85,239,428
4,666,074	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	37,748,536
112,916	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	1,048,986
20,981,907	JPMorgan High Yield Fund, Class R6 Shares	167,435,614

	Total Fixed Income	849,107,152

	International Equity — 21.0%
6,533,566	JPMorgan Emerging Economies Fund, Class R5 Shares	86,373,742
4,570,648	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	103,753,713
8,601,983	JPMorgan International Equity Fund, Class R6 Shares	141,588,645
9,157,496	JPMorgan International Opportunities Fund, Class R6 Shares	144,322,131
3,364,067	JPMorgan Intrepid International Fund, Institutional Class Shares	69,501,629

	Total International Equity	545,539,860

	Money Market — 4.4%
113,353,690	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	113,353,690

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 37.8%
13,666,738	JPMorgan Disciplined Equity Fund, Class R6 Shares	302,991,576
10,004,753	JPMorgan Growth Advantage Fund, Class R5 Shares	139,666,352
3,987,785	JPMorgan Intrepid America Fund, Class R5 Shares	138,256,516
3,594,542	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	77,929,670
452,693	JPMorgan Small Cap Equity Fund, Class R5 Shares	22,453,580
1,182,731	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	18,580,704
649,899	JPMorgan Small Cap Value Fund, Class R6 Shares	18,424,632
9,111,264	JPMorgan U.S. Equity Fund, Class R6 Shares	128,651,051
4,965,134	JPMorgan Value Advantage Fund, Institutional Class Shares	134,803,382

	Total U.S. Equity	981,757,463

	Total Investment Companies (Cost $2,324,034,254)	2,571,960,793

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
19,090,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $19,091,927)	19,092,648

	Total Investments — 99.8% (Cost $2,343,126,181)	2,591,053,441
	Other Assets in Excess of Liabilities — 0.2%	5,549,109

	NET ASSETS — 100.0%	$2,596,602,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
318	TOPIX Index	03/13/14	$39,331,023	$1,372,013
170	10 Year Canadian Government Bond	03/20/14	20,283,172	(215,100)
60	DAX Index	03/21/14	19,821,430	1,000,267
243	Dow Jones Euro STOXX 50 Index	03/21/14	10,389,892	517,914
461	E-mini Russell 2000	03/21/14	53,540,540	2,917,883
1,540	E-mini S&P 500	03/21/14	141,764,700	5,037,135

	Short Futures Outstanding
(333)	CAC 40 10 Euro	01/17/14	(19,691,777)	(1,010,608)
(13)	10 Year Japanese Government Bond	03/11/14	(17,692,147)	86,382
(446)	10 Year U.S. Treasury Note	03/20/14	(54,878,906)	563,555
(957)	5 Year U.S. Treasury Note	03/31/14	(114,182,063)	1,471,468

				$11,740,909

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	25

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 3.6%
4,627,593	JPMorgan International Realty Fund, Class R5 Shares	46,414,755
6,714,648	JPMorgan Realty Income Fund, Class R5 Shares	74,801,181

	Total Alternative Assets	121,215,936

	Fixed Income — 24.2%
42,564,315	JPMorgan Core Bond Fund, Class R6 Shares	488,638,337
6,786,448	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	65,149,899
4,615,040	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	37,335,677
138,774	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	1,289,210
26,962,567	JPMorgan High Yield Fund, Class R6 Shares	215,161,289

	Total Fixed Income	807,574,412

	International Equity — 24.0%
9,227,115	JPMorgan Emerging Economies Fund, Class R5 Shares	121,982,456
6,746,508	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	153,145,723
12,768,793	JPMorgan International Equity Fund, Class R6 Shares	210,174,331
13,109,419	JPMorgan International Opportunities Fund, Class R6 Shares	206,604,447
5,353,121	JPMorgan Intrepid International Fund, Institutional Class Shares	110,595,489

	Total International Equity	802,502,446

	Money Market — 4.3%
142,189,956	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	142,189,956

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 42.8%
20,038,503	JPMorgan Disciplined Equity Fund, Class R6 Shares	444,253,611
14,618,388	JPMorgan Growth Advantage Fund, Class R5 Shares	204,072,694
5,603,624	JPMorgan Intrepid America Fund, Class R5 Shares	194,277,628
5,211,714	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	112,989,960
729,536	JPMorgan Small Cap Equity Fund, Class R5 Shares	36,184,992
1,737,001	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	27,288,280
935,751	JPMorgan Small Cap Value Fund, Class R6 Shares	26,528,553
13,159,830	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	185,816,797
7,272,752	JPMorgan Value Advantage Fund, Institutional Class Shares	197,455,228

	Total U.S. Equity	1,428,867,743

	Total Investment Companies (Cost $2,864,256,029)	3,302,350,493

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
33,245,000	U.S. Treasury Notes, 0.250%, 01/31/14 (k) (m) (Cost $33,247,878)	33,249,612

	Total Investments — 99.9% (Cost $2,897,503,907)	3,335,600,105
	Other Assets in Excess of Liabilities — 0.1%	3,851,542

	NET ASSETS — 100.0%	$3,339,451,647

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
505	TOPIX Index	03/13/14	$62,459,643	$2,178,826
263	10 Year Canadian Government Bond	03/20/14	31,379,261	(342,880)
102	DAX Index	03/21/14	33,696,431	1,700,453
295	Dow Jones Euro STOXX 50 Index	03/21/14	12,613,243	628,758
804	E-mini Russell 2000	03/21/14	93,376,560	5,088,887
2,169	E-mini S&P 500	03/21/14	199,667,295	7,259,174

	Short Futures Outstanding
(572)	CAC 40 10 Euro	01/17/14	(33,824,914)	(1,735,927)
(23)	10 Year Japanese Government Bond	03/11/14	(31,301,491)	152,830
(735)	10 Year U.S. Treasury Note	03/20/14	(90,439,453)	928,728
(1,842)	5 Year U.S. Treasury Note	03/31/14	(219,773,625)	2,832,069

				$18,690,918

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 3.6%
2,400,705	JPMorgan International Realty Fund, Class R5 Shares	24,079,068
4,080,884	JPMorgan Realty Income Fund, Class R5 Shares	45,461,047

	Total Alternative Assets	69,540,115

	Fixed Income — 17.8%
15,744,701	JPMorgan Core Bond Fund, Class R6 Shares	180,749,169
3,436,983	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	32,995,041
1,988,552	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	16,087,385
94,502	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	877,926
14,271,525	JPMorgan High Yield Fund, Class R6 Shares	113,886,769

	Total Fixed Income	344,596,290

	International Equity — 25.7%
5,689,540	JPMorgan Emerging Economies Fund, Class R5 Shares	75,215,712
4,132,275	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	93,802,646
8,006,619	JPMorgan International Equity Fund, Class R6 Shares	131,788,945
8,184,980	JPMorgan International Opportunities Fund, Class R6 Shares	128,995,285
3,271,596	JPMorgan Intrepid International Fund, Institutional Class Shares	67,591,170

	Total International Equity	497,393,758

	Money Market — 4.9%
95,228,339	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	95,228,339

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.0%
12,568,605	JPMorgan Disciplined Equity Fund, Class R6 Shares	278,645,963
9,425,856	JPMorgan Growth Advantage Fund, Class R5 Shares	131,584,950
3,613,146	JPMorgan Intrepid America Fund, Class R5 Shares	125,267,773
3,036,228	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	65,825,432
422,318	JPMorgan Small Cap Equity Fund, Class R5 Shares	20,946,968
1,155,075	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	18,146,223
706,066	JPMorgan Small Cap Value Fund, Class R6 Shares	20,016,968
8,563,469	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	120,916,185
4,702,403	JPMorgan Value Advantage Fund, Institutional Class Shares	127,670,237

	Total U.S. Equity	909,020,699

	Total Investment Companies (Cost $1,704,407,838)	1,915,779,201

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
17,330,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $17,331,710)	17,332,404

	Total Investments — 99.9% (Cost $1,721,739,548)	1,933,111,605
	Other Assets in Excess of Liabilities — 0.1%	2,662,347

	NET ASSETS — 100.0%	$1,935,773,952

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
295	TOPIX Index	03/13/14	$36,486,326	$1,272,779
154	10 Year Canadian Government Bond	03/20/14	18,374,168	(191,967)
59	DAX Index	03/21/14	19,491,073	983,595
372	Dow Jones Euro STOXX 50 Index	03/21/14	15,905,513	560,583
496	E-mini Russell 2000	03/21/14	57,605,440	3,044,348
1,497	E-mini S&P 500	03/21/14	137,806,335	4,806,741

	Short Futures Outstanding
(329)	CAC 40 10 Euro	01/17/14	(19,455,239)	(998,464)
(13)	10 Year Japanese Government Bond	03/11/14	(17,692,147)	86,383
(454)	10 Year U.S. Treasury Note	03/20/14	(55,863,281)	573,663
(1,194)	5 Year U.S. Treasury Note	03/31/14	(142,459,125)	1,749,631

				$11,887,292

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 4.1%
3,311,764	JPMorgan International Realty Fund, Class R5 Shares	33,216,998
5,725,026	JPMorgan Realty Income Fund, Class R5 Shares	63,776,794

	Total Alternative Assets	96,993,792

	Fixed Income — 14.1%
13,411,808	JPMorgan Core Bond Fund, Class R6 Shares	153,967,553
2,435,414	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	23,379,976
2,626,520	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	21,248,551
110,157	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	1,023,361
16,805,281	JPMorgan High Yield Fund, Class R6 Shares	134,106,142

	Total Fixed Income	333,725,583

	International Equity — 27.5%
7,417,119	JPMorgan Emerging Economies Fund, Class R5 Shares	98,054,310
5,146,707	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	116,830,247
10,414,548	JPMorgan International Equity Fund, Class R6 Shares	171,423,462
10,678,326	JPMorgan International Opportunities Fund, Class R6 Shares	168,290,412
4,517,328	JPMorgan Intrepid International Fund, Institutional Class Shares	93,328,000

	Total International Equity	647,926,431

	Money Market — 3.9%
91,305,088	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	91,305,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 49.4%
16,215,848	JPMorgan Disciplined Equity Fund, Class R6 Shares	359,505,342
12,089,108	JPMorgan Growth Advantage Fund, Class R5 Shares	168,763,946
4,673,761	JPMorgan Intrepid America Fund, Class R5 Shares	162,039,303
3,882,248	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	84,167,132
455,541	JPMorgan Small Cap Equity Fund, Class R5 Shares	22,594,832
1,610,681	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	25,303,793
891,100	JPMorgan Small Cap Value Fund, Class R6 Shares	25,262,684
11,297,901	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	159,526,356
5,802,280	JPMorgan Value Advantage Fund, Institutional Class Shares	157,531,897

	Total U.S. Equity	1,164,695,285

	Total Investment Companies (Cost $1,982,649,949)	2,334,646,179

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
22,600,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $22,602,057)	22,603,135

	Total Investments — 100.0% (Cost $2,005,252,006)	2,357,249,314
	Other Assets in Excess of Liabilities — 0.0% (g)	706,728

	NET ASSETS — 100.0%	$2,357,956,042

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
371	TOPIX Index	03/13/14	$45,886,193	$1,600,682
184	10 Year Canadian Government Bond	03/20/14	21,953,551	(239,436)
72	DAX Index	03/21/14	23,785,716	1,200,320
90	Dow Jones Euro STOXX 50 Index	03/21/14	3,848,108	191,828
624	E-mini Russell 2000	03/21/14	72,471,360	3,727,942
1,491	E-mini S&P 500	03/21/14	137,254,005	4,872,470

	Short Futures Outstanding
(405)	CAC 40 10 Euro	01/17/14	(23,949,458)	(1,229,115)
(16)	10 Year Japanese Government Bond	03/11/14	(21,774,950)	106,317
(526)	10 Year U.S. Treasury Note	03/20/14	(64,722,656)	664,640
(1,336)	5 Year U.S. Treasury Note	03/31/14	(159,401,500)	2,054,098

				$12,949,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 3.7%
1,472,340	JPMorgan International Realty Fund, Class R5 Shares	14,767,574
2,054,062	JPMorgan Realty Income Fund, Class R5 Shares	22,882,254

	Total Alternative Assets	37,649,828

	Fixed Income — 14.4%
6,009,438	JPMorgan Core Bond Fund, Class R6 Shares	68,988,353
1,139,427	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	10,938,495
1,119,650	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	9,057,972
37,529	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	348,647
7,411,391	JPMorgan High Yield Fund, Class R6 Shares	59,142,902

	Total Fixed Income	148,476,369

	International Equity — 27.7%
3,213,140	JPMorgan Emerging Economies Fund, Class R5 Shares	42,477,713
2,286,372	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	51,900,635
4,478,167	JPMorgan International Equity Fund, Class R6 Shares	73,710,625
4,843,932	JPMorgan International Opportunities Fund, Class R6 Shares	76,340,369
1,967,852	JPMorgan Intrepid International Fund, Institutional Class Shares	40,655,825

	Total International Equity	285,085,167

	Money Market — 3.8%
39,324,115	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	39,324,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 49.4%
7,113,553	JPMorgan Disciplined Equity Fund, Class R6 Shares	157,707,476
5,095,190	JPMorgan Growth Advantage Fund, Class R5 Shares	71,128,853
2,053,623	JPMorgan Intrepid America Fund, Class R5 Shares	71,199,096
1,734,070	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	37,594,629
218,962	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,860,528
687,974	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	10,808,065
338,164	JPMorgan Small Cap Value Fund, Class R6 Shares	9,586,942
4,942,728	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	69,791,326
2,576,128	JPMorgan Value Advantage Fund, Institutional Class Shares	69,941,883

	Total U.S. Equity	508,618,798

	Total Investment Companies (Cost $911,297,228)	1,019,154,277

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
9,345,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $9,345,751)	9,346,297

	Total Investments — 99.9% (Cost $920,642,979)	1,028,500,574
	Other Assets in Excess of Liabilities — 0.1%	1,407,056

	NET ASSETS — 100.0%	$1,029,907,630

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
141	TOPIX Index	03/13/14	$17,439,227	$608,345
79	10 Year Canadian Government Bond	03/20/14	9,425,710	(98,039)
31	DAX Index	03/21/14	10,241,072	516,804
47	Dow Jones Euro STOXX 50 Index	03/21/14	2,009,567	100,184
282	E-mini Russell 2000	03/21/14	32,751,480	1,640,841
701	E-mini S&P 500	03/21/14	64,530,555	2,217,736

	Short Futures Outstanding
(175)	CAC 40 10 Euro	01/17/14	(10,348,531)	(531,098)
(7)	10 Year Japanese Government Bond	03/11/14	(9,526,541)	46,514
(215)	10 Year U.S. Treasury Note	03/20/14	(26,455,078)	271,669
(637)	5 Year U.S. Treasury Note	03/31/14	(76,002,062)	975,358

				$5,748,314

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 3.9%
1,184,362	JPMorgan International Realty Fund, Class R5 Shares	11,879,152
1,865,946	JPMorgan Realty Income Fund, Class R5 Shares	20,786,641

	Total Alternative Assets	32,665,793

	Fixed Income — 14.3%
4,786,594	JPMorgan Core Bond Fund, Class R6 Shares	54,950,101
879,500	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	8,443,203
906,308	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	7,332,035
46,852	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	435,256
6,050,311	JPMorgan High Yield Fund, Class R6 Shares	48,281,480

	Total Fixed Income	119,442,075

	International Equity — 27.4%
2,651,407	JPMorgan Emerging Economies Fund, Class R5 Shares	35,051,606
1,781,157	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	40,432,252
3,653,159	JPMorgan International Equity Fund, Class R6 Shares	60,130,991
3,765,526	JPMorgan International Opportunities Fund, Class R6 Shares	59,344,687
1,627,790	JPMorgan Intrepid International Fund, Institutional Class Shares	33,630,141

	Total International Equity	228,589,677

	Money Market — 4.2%
34,569,006	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	34,569,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 49.1%
5,740,667	JPMorgan Disciplined Equity Fund, Class R6 Shares	127,270,579
4,174,503	JPMorgan Growth Advantage Fund, Class R5 Shares	58,276,067
1,666,477	JPMorgan Intrepid America Fund, Class R5 Shares	57,776,764
1,446,359	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	31,357,059
177,095	JPMorgan Small Cap Equity Fund, Class R5 Shares	8,783,914
528,992	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	8,310,470
271,267	JPMorgan Small Cap Value Fund, Class R6 Shares	7,690,416
3,857,199	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	54,463,651
2,015,882	JPMorgan Value Advantage Fund, Institutional Class Shares	54,731,198

	Total U.S. Equity	408,660,118

	Total Investment Companies (Cost $727,913,839)	823,926,669

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
7,935,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $7,935,574)	7,936,101

	Total Investments — 99.9% (Cost $735,849,413)	831,862,770
	Other Assets in Excess of Liabilities — 0.1%	1,111,318

	NET ASSETS — 100.0%	$832,974,088

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
128	TOPIX Index	03/13/14	$15,831,355	$552,257
63	10 Year Canadian Government Bond	03/20/14	7,516,705	(81,491)
25	DAX Index	03/21/14	8,258,929	416,778
25	Dow Jones Euro STOXX 50 Index	03/21/14	1,068,919	53,273
221	E-mini Russell 2000	03/21/14	25,666,940	1,282,448
589	E-mini S&P 500	03/21/14	54,220,395	1,799,159

	Short Futures Outstanding
(141)	CAC 40 10 Euro	01/17/14	(8,337,960)	(427,915)
(6)	10 Year Japanese Government Bond	03/11/14	(8,165,606)	39,869
(184)	10 Year U.S. Treasury Note	03/20/14	(22,640,625)	232,498
(486)	5 Year U.S. Treasury Note	03/31/14	(57,985,875)	745,785

				$4,612,661

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	35

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.2% (b)
	Alternative Assets — 3.7%
105,074	JPMorgan International Realty Fund, Class R5 Shares	1,053,891
95,669	JPMorgan Realty Income Fund, Class R5 Shares	1,065,750

	Total Alternative Assets	2,119,641

	Fixed Income — 6.7%
87,892	JPMorgan Core Bond Fund, Class R6 Shares	1,009,001
5,463	JPMorgan Corporate Bond Fund, Class R6 Shares	52,450
57,578	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	465,809
1,709	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	15,876
281,105	JPMorgan High Yield Fund, Class R6 Shares	2,243,218

	Total Fixed Income	3,786,354

	International Equity — 30.0%
175,926	JPMorgan Emerging Economies Fund, Class R5 Shares	2,325,744
118,503	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,690,028
213,701	JPMorgan International Equity Fund, Class R6 Shares	3,517,522
238,054	JPMorgan International Opportunities Fund, Class R6 Shares	3,751,723
230,077	JPMorgan Intrepid International Fund, Institutional Class Shares	4,753,391

	Total International Equity	17,038,408

	Money Market — 0.9%
490,407	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	490,407

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 58.9%
553,783	JPMorgan Disciplined Equity Fund, Class R6 Shares	12,277,359
285,733	JPMorgan Growth Advantage Fund, Class R5 Shares	3,988,832
117,461	JPMorgan Intrepid America Fund, Class R5 Shares	4,072,388
92,460	JPMorgan Mid Cap Core Fund, Class R6 Shares	2,004,541
45,670	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,265,234
34,756	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	546,020
14,221	JPMorgan Small Cap Value Fund, Class R6 Shares	403,179
280,892	JPMorgan U.S. Equity Fund, Class R6 Shares	3,966,192
144,289	JPMorgan Value Advantage Fund, Institutional Class Shares	3,917,448

	Total U.S. Equity	33,441,193

	Total Investments — 100.2% (Cost $53,797,226)	56,876,003
	Liabilities in Excess of Other Assets — (0.2)%	(111,415)

	NET ASSETS — 100.0%	$56,764,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$17,733,968	$11,256,871	$20,970,686
Investments in affiliates, at value	949,026,562	517,428,051	1,684,055,822

Total investment securities, at value	966,760,530	528,684,922	1,705,026,508
Receivables:
Fund shares sold	4,801,865	1,128,879	6,885,804
Interest and dividends from non-affiliates	121,655	77,728	130,918
Dividends from affiliates	1,829,821	1,013,591	3,016,326
Variation margin on futures contracts	1,044,213	878,740	1,397,333
Due from Adviser	33,301	14,601	26,466

Total Assets	974,591,385	531,798,461	1,716,483,355

LIABILITIES:
Payables:
Distributions	293,100	300,087	871,415
Investment securities purchased	1,828,464	1,012,863	3,015,361
Fund shares redeemed	3,948,488	2,967,469	4,011,656
Accrued liabilities:
Shareholder servicing fees	19,135	15,283	41,033
Distribution fees	76,250	55,500	135,932
Trustees’ and Chief Compliance Officer’s fees	1,075	364	2,043
Other	77,122	83,333	117,490

Total Liabilities	6,243,634	4,434,899	8,194,930

Net Assets	$968,347,751	$527,363,562	$1,708,288,425

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
NET ASSETS:
Paid-in-Capital	$900,550,025	$485,587,080	$1,557,583,197
Accumulated undistributed (distributions in excess of) net investment income	(5,936,529)	(3,291,152)	(12,593,303)
Accumulated net realized gains (losses)	(1,548,530)	(9,413,990)	3,581,485
Net unrealized appreciation (depreciation)	75,282,785	54,481,624	159,717,046

Total Net Assets	$968,347,751	$527,363,562	$1,708,288,425

Net Assets:
Class A	$261,272,627	$186,848,716	$450,979,612
Class C	8,721,130	11,061,156	19,404,463
Class R2	40,189,961	22,022,881	72,352,691
Institutional Class	515,012,483	197,967,297	859,236,309
Select Class	143,151,550	109,463,512	306,315,350

Total	$968,347,751	$527,363,562	$1,708,288,425

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,239,496	11,234,663	26,174,485
Class C	510,489	668,183	1,133,060
Class R2	2,348,076	1,326,618	4,209,515
Institutional Class	29,955,077	11,879,027	49,752,309
Select Class	8,338,074	6,577,951	17,753,133

Net asset value (a):
Class A — Redemption price per share	$17.14	$16.63	$17.23
Class C — Offering price per share (b)	17.08	16.55	17.13
Class R2 — Offering and redemption price per share	17.12	16.60	17.19
Institutional Class — Offering and redemption price per share	17.19	16.67	17.27
Select Class — Offering and redemption price per share	17.17	16.64	17.25
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.95	$17.41	$18.04

Cost of investments in non-affiliates	$18,073,217	$11,445,346	$21,246,934
Cost of investments in affiliates	875,423,758	463,809,076	1,527,218,889

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$23,896,736	$19,092,648	$33,249,612
Investments in affiliates, at value	3,499,542,957	2,571,960,793	3,302,350,493

Total investment securities, at value	3,523,439,693	2,591,053,441	3,335,600,105
Receivables:
Fund shares sold	21,433,990	12,249,812	9,782,173
Interest and dividends from non-affiliates	57,393	19,972	34,781
Dividends from affiliates	5,374,576	3,220,864	3,248,338
Variation margin on futures contracts	2,239,077	2,746,137	3,445,469
Due from Adviser	50,110	16,018	46,949

Total Assets	3,552,594,839	2,609,306,244	3,352,157,815

LIABILITIES:
Payables:
Distributions	1,528,795	1,767,027	2,008,953
Investment securities purchased	5,372,907	3,219,651	3,246,741
Fund shares redeemed	10,469,529	7,293,891	6,813,274
Accrued liabilities:
Shareholder servicing fees	92,054	64,437	83,055
Distribution fees	260,476	216,493	260,838
Trustees’ and Chief Compliance Officer’s fees	4,153	3,753	3,994
Other	263,281	138,442	289,313

Total Liabilities	17,991,195	12,703,694	12,706,168

Net Assets	$3,534,603,644	$2,596,602,550	$3,339,451,647

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
NET ASSETS:
Paid-in-Capital	$3,139,513,747	$2,315,809,657	$2,868,668,289
Accumulated undistributed (distributions in excess of) net investment income	(28,601,655)	(24,963,555)	(35,936,124)
Accumulated net realized gains (losses)	33,562,772	46,086,494	49,932,048
Net unrealized appreciation (depreciation)	390,128,780	259,669,954	456,787,434

Total Net Assets	$3,534,603,644	$2,596,602,550	$3,339,451,647

Net Assets:
Class A	$830,407,152	$716,211,553	$841,103,334
Class C	32,406,203	28,569,910	32,246,211
Class R2	163,433,849	122,669,833	166,640,521
Institutional Class	1,802,068,115	1,241,014,906	1,655,668,433
Select Class	706,288,325	488,136,348	643,793,148

Total	$3,534,603,644	$2,596,602,550	$3,339,451,647

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	46,515,005	41,597,880	45,466,937
Class C	1,820,940	1,663,518	1,754,051
Class R2	9,173,322	7,143,023	9,029,997
Institutional Class	100,575,188	71,891,146	89,139,659
Select Class	39,451,222	28,296,195	34,724,079

Net asset value (a):
Class A — Redemption price per share	$17.85	$17.22	$18.50
Class C — Offering price per share (b)	17.80	17.17	18.38
Class R2 — Offering and redemption price per share	17.82	17.17	18.45
Institutional Class — Offering and redemption price per share	17.92	17.26	18.57
Select Class — Offering and redemption price per share	17.90	17.25	18.54
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.69	$18.03	$19.37

Cost of investments in non-affiliates	$24,116,475	$19,091,927	$33,247,878
Cost of investments in affiliates	3,120,770,450	2,324,034,254	2,864,256,029

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$17,332,404	$22,603,135	$9,346,297
Investments in affiliates, at value	1,915,779,201	2,334,646,179	1,019,154,277

Total investment securities, at value	1,933,111,605	2,357,249,314	1,028,500,574
Receivables:
Fund shares sold	5,870,597	5,182,324	2,696,731
Interest and dividends from non-affiliates	18,131	23,644	9,777
Dividends from affiliates	1,465,264	1,524,414	674,964
Variation margin on futures contracts	2,920,923	2,977,646	1,375,900
Due from Adviser	30,840	85,626	52,186

Total Assets	1,943,417,360	2,367,042,968	1,033,310,132

LIABILITIES:
Payables:
Distributions	1,417,892	1,644,389	810,421
Investment securities purchased	1,464,172	1,523,420	674,557
Fund shares redeemed	4,436,649	5,385,196	1,735,794
Accrued liabilities:
Shareholder servicing fees	46,501	58,387	23,364
Distribution fees	161,686	185,085	85,948
Trustees’ and Chief Compliance Officer’s fees	1,903	2,860	1,087
Other	114,605	287,589	71,331

Total Liabilities	7,643,408	9,086,926	3,402,502

Net Assets	$1,935,773,952	$2,357,956,042	$1,029,907,630

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
NET ASSETS:
Paid-in-Capital	$1,694,652,782	$1,981,203,712	$905,296,896
Accumulated undistributed (distributions in excess of) net investment income	(22,673,336)	(29,335,499)	(12,739,444)
Accumulated net realized gains (losses)	40,537,005	41,146,084	23,747,604
Net unrealized appreciation (depreciation)	223,257,501	364,941,745	113,602,574

Total Net Assets	$1,935,773,952	$2,357,956,042	$1,029,907,630

Net Assets:
Class A	$545,577,331	$595,113,815	$285,781,621
Class C	18,111,866	23,786,833	9,221,565
Class R2	95,028,098	116,303,305	53,148,172
Institutional Class	917,842,626	1,172,808,244	502,890,571
Select Class	359,214,031	449,943,845	178,865,701

Total	$1,935,773,952	$2,357,956,042	$1,029,907,630

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30,856,743	31,393,531	15,946,006
Class C	1,029,273	1,265,534	516,289
Class R2	5,385,020	6,154,965	2,971,729
Institutional Class	51,676,837	61,603,516	27,965,204
Select Class	20,234,031	23,680,784	9,952,863

Net asset value (a):
Class A — Redemption price per share	$17.68	$18.96	$17.92
Class C — Offering price per share (b)	17.60	18.80	17.86
Class R2 — Offering and redemption price per share	17.65	18.90	17.88
Institutional Class — Offering and redemption price per share	17.76	19.04	17.98
Select Class — Offering and redemption price per share	17.75	19.00	17.97
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.51	$19.85	$18.76

Cost of investments in non-affiliates	$17,331,710	$22,602,057	$9,345,751
Cost of investments in affiliates	1,704,407,838	1,982,649,949	911,297,228

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$7,936,101	$—
Investments in affiliates, at value	823,926,669	56,876,003

Total investment securities, at value	831,862,770	56,876,003
Receivables:
Fund shares sold	2,319,813	351,219
Interest and dividends from non-affiliates	8,302	—
Dividends from affiliates	545,038	21,490
Variation margin on futures contracts	1,367,041	—
Due from Adviser	69,560	3,426

Total Assets	836,172,524	57,252,138

LIABILITIES:
Payables:
Distributions	696,901	52,226
Investment securities purchased	544,692	356,480
Fund shares redeemed	1,779,608	70,624
Accrued liabilities:
Shareholder servicing fees	22,083	1,262
Distribution fees	69,573	5,113
Trustees’ and Chief Compliance Officer’s fees	1,620	72
Other	83,959	1,773

Total Liabilities	3,198,436	487,550

Net Assets	$832,974,088	$56,764,588

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$723,080,669	$52,997,597
Accumulated undistributed (distributions in excess of) net investment income	(10,362,484)	(779,594)
Accumulated net realized gains (losses)	19,637,412	1,467,808
Net unrealized appreciation (depreciation)	100,618,491	3,078,777

Total Net Assets	$832,974,088	$56,764,588

Net Assets:
Class A	$216,830,261	$15,918,043
Class C	9,498,781	498,625
Class R2	47,191,516	4,403,110
Institutional Class	389,098,684	26,460,457
Select Class	170,354,846	9,484,353

Total	$832,974,088	$56,764,588

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,122,321	812,921
Class C	533,470	25,486
Class R2	2,644,328	225,045
Institutional Class	21,668,734	1,349,607
Select Class	9,496,781	483,811

Net asset value (a):
Class A — Redemption price per share	$17.89	$19.58
Class C — Offering price per share (b)	17.81	19.56
Class R2 — Offering and redemption price per share	17.85	19.57
Institutional Class — Offering and redemption price per share	17.96	19.61
Select Class — Offering and redemption price per share	17.94	19.60
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.73	$20.50

Cost of investments in non-affiliates	$7,935,574	$—
Cost of investments in affiliates	727,913,839	53,797,226

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$116,433	$74,479	$123,071
Dividend income from affiliates	10,552,659	6,120,168	19,250,609
Interest income from non-affiliates	4,407	2,599	5,623

Total investment income	10,673,499	6,197,246	19,379,303

EXPENSES:
Distribution fees:
Class A	295,407	226,061	496,949
Class C	29,621	39,421	71,152
Class R2	91,750	45,901	164,515
Shareholder servicing fees:
Class A	295,407	226,061	496,948
Class C	9,874	13,140	23,717
Class R2	45,875	22,951	82,258
Institutional Class	227,574	93,353	365,212
Select Class	159,748	137,243	353,602
Interest expense to affiliates	1,761	1,203	3,663
Trustees’ and Chief Compliance Officer’s fees	4,814	2,837	8,313
Transfer agent fees	265,965	167,374	383,491
Other	6,588	5,153	5,655

Total expenses	1,434,384	980,698	2,455,475

Less amounts waived	(636,704)	(402,518)	(1,095,344)
Less expense reimbursements	(190,986)	(99,430)	(173,107)

Net expenses	606,694	478,750	1,187,024

Net investment income (loss)	10,066,805	5,718,496	18,192,279

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(2,797,516)	(304,120)	(3,086,140)
Futures	3,315,348	2,121,519	5,132,448
Foreign currency transactions	(23,942)	18,377	1,953

Net realized gain (loss)	493,890	1,835,776	2,048,261

Distributions of capital gains received from investment company affiliates	14,091,358	7,886,472	29,172,028

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,330,797	851,233	1,406,486
Investments in affiliates	24,286,367	13,510,345	55,120,575
Futures	1,661,289	851,055	2,727,381
Foreign currency translations	8,706	6,524	13,809

Change in net unrealized appreciation/depreciation	27,287,159	15,219,157	59,268,251

Net realized/unrealized gains (losses)	41,872,407	24,941,405	90,488,540

Change in net assets resulting from operations	$51,939,212	$30,659,901	$108,680,819

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$36,584	$—	$—
Dividend income from affiliates	39,019,838	26,318,610	32,525,656
Interest income from non-affiliates	13,477	12,836	25,378

Total investment income	39,069,899	26,331,446	32,551,034

EXPENSES:
Distribution fees:
Class A	934,822	781,162	917,889
Class C	113,242	92,196	110,660
Class R2	363,467	273,059	355,215
Shareholder servicing fees:
Class A	934,822	781,162	917,888
Class C	37,747	30,732	36,887
Class R2	181,734	136,530	177,608
Institutional Class	752,504	474,694	676,497
Select Class	810,462	531,386	687,293
Interest expense to affiliates	6,746	5,876	11,061
Trustees’ and Chief Compliance Officer’s fees	17,093	11,786	15,572
Transfer agent fees	778,364	535,931	881,751
Other	5,986	4,215	5,494

Total expenses	4,936,989	3,658,729	4,793,815

Less amounts waived	(2,208,341)	(1,617,231)	(2,061,663)
Less expense reimbursements	(339,927)	(125,279)	(340,227)

Net expenses	2,388,721	1,916,219	2,391,925

Net investment income (loss)	36,681,178	24,415,227	30,159,109

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(6,104,125)	(2,633,108)	(2,676,634)
Futures	17,887,849	16,358,926	27,917,852
Foreign currency transactions	29,088	78,266	53,864

Net realized gain (loss)	11,812,812	13,804,084	25,295,082

Distributions of capital gains received from investment company affiliates	66,114,900	54,577,603	76,574,510

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	415,495	(2,620)	(6,501)
Investments in affiliates	145,548,343	119,226,932	182,927,320
Futures	11,048,714	10,919,557	16,656,141
Foreign currency translations	5,888	17,057	36,764

Change in net unrealized appreciation/depreciation	157,018,440	130,160,926	199,613,724

Net realized/unrealized gains (losses)	234,946,152	198,542,613	301,483,316

Change in net assets resulting from operations	$271,627,330	$222,957,840	$331,642,425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,064,223	$21,251,956	$9,021,025
Interest income from non-affiliates	11,225	15,698	5,233

Total investment income	17,075,448	21,267,654	9,026,258

EXPENSES:
Distribution fees:
Class A	580,461	654,498	300,222
Class C	60,094	78,396	30,791
Class R2	201,020	245,353	112,011
Shareholder servicing fees:
Class A	580,461	654,498	300,222
Class C	20,032	26,132	10,264
Class R2	100,510	122,676	56,005
Institutional Class	332,958	469,880	178,935
Select Class	372,668	472,752	178,462
Interest expense to affiliates	5,316	7,426	2,947
Trustees’ and Chief Compliance Officer’s fees	8,399	10,866	4,370
Transfer agent fees	494,080	902,481	429,857
Other	7,646	3,839	5,424

Total expenses	2,763,645	3,648,797	1,609,510

Less amounts waived	(1,171,008)	(1,446,606)	(610,652)
Less expense reimbursements	(205,151)	(525,066)	(280,883)

Net expenses	1,387,486	1,677,125	717,975

Net investment income (loss)	15,687,962	19,590,529	8,308,283

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(981,927)	(1,213,016)	(451,754)
Futures	14,450,647	19,540,121	7,896,995
Foreign currency transactions	47,085	36,592	3,831

Net realized gain (loss)	13,515,805	18,363,697	7,449,072

Distributions of capital gains received from investment company affiliates	47,060,308	60,419,107	26,146,260

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(2,788)	(3,958)	(1,687)
Investments in affiliates	109,298,987	149,121,944	58,615,714
Futures	10,807,976	11,843,602	5,259,151
Foreign currency translations	41,408	12,234	13,066

Change in net unrealized appreciation/depreciation	120,145,583	160,973,822	63,886,244

Net realized/unrealized gains (losses)	180,721,696	239,756,626	97,481,576

Change in net assets resulting from operations	$196,409,658	$259,347,155	$105,789,859

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$7,420,547	$457,686
Interest income from non-affiliates	6,481	—

Total investment income	7,427,028	457,686

EXPENSES:
Distribution fees:
Class A	230,872	13,333
Class C	31,434	1,434
Class R2	99,485	6,478
Shareholder servicing fees:
Class A	230,872	13,333
Class C	10,478	478
Class R2	49,742	3,239
Institutional Class	150,058	7,298
Select Class	177,934	8,165
Interest expense to affiliates	2,674	—
Trustees’ and Chief Compliance Officer’s fees	4,070	188
Transfer agent fees	469,015	23,002
Other	5,099	159

Total expenses	1,461,733	77,107

Less amounts waived	(506,037)	(27,327)
Less expense reimbursements	(343,120)	(16,396)

Net expenses	612,576	33,384

Net investment income (loss)	6,814,452	424,302

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(401,264)	(34,543)
Futures	6,957,638	—
Foreign currency transactions	39,514	—

Net realized gain (loss)	6,595,888	(34,543)

Distributions of capital gains received from investment company affiliates	21,243,087	1,528,933

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,540)	—
Investments in affiliates	50,629,748	2,662,716
Futures	4,072,673	—
Foreign currency translations	19,171	—

Change in net unrealized appreciation/depreciation	54,720,052	2,662,716

Net realized/unrealized gains (losses)	82,559,027	4,157,106

Change in net assets resulting from operations	$89,373,479	$4,581,408

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,066,805	$14,240,424	$5,718,496	$9,295,976
Net realized gain (loss)	493,890	(274,691)	1,835,776	(184,302)
Distributions of capital gains received from investment company affiliates	14,091,358	3,811,452	7,886,472	2,436,989
Change in net unrealized appreciation/depreciation	27,287,159	16,021,704	15,219,157	11,378,228

Change in net assets resulting from operations	51,939,212	33,798,889	30,659,901	22,926,891

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,223,861)	(4,080,272)	(3,116,434)	(3,650,118)
Class C
From net investment income	(116,920)	(106,526)	(150,353)	(165,554)
Class R2
From net investment income	(596,765)	(583,256)	(334,059)	(341,431)
Institutional Class
From net investment income	(8,682,355)	(9,189,878)	(3,509,643)	(3,736,309)
Select Class
From net investment income	(2,365,907)	(2,389,464)	(1,885,081)	(2,945,883)

Total distributions to shareholders	(15,985,808)	(16,349,396)	(8,995,570)	(10,839,295)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	177,823,340	260,532,164	25,076,237	93,618,972

NET ASSETS:
Change in net assets	213,776,744	277,981,657	46,740,568	105,706,568
Beginning of period	754,571,007	476,589,350	480,622,994	374,916,426

End of period	$968,347,751	$754,571,007	$527,363,562	$480,622,994

Accumulated undistributed (distributions in excess of) net investment income	$(5,936,529)	$(17,526)	$(3,291,152)	$(14,078)

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,192,279	$24,423,378	$36,681,178	$46,369,894
Net realized gain (loss)	2,048,261	4,258,588	11,812,812	24,710,876
Distributions of capital gains received from investment company affiliates	29,172,028	6,810,784	66,114,900	12,950,478
Change in net unrealized appreciation/depreciation	59,268,251	41,196,240	157,018,440	106,095,155

Change in net assets resulting from operations	108,680,819	76,688,990	271,627,330	190,126,403

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,941,943)	(7,417,615)	(15,130,390)	(13,065,260)
From net realized gains	—	—	(3,024,688)	—
Class C
From net investment income	(292,564)	(287,433)	(499,784)	(405,950)
From net realized gains	—	—	(117,103)	—
Class R2
From net investment income	(1,199,453)	(1,140,808)	(2,805,469)	(2,230,413)
From net realized gains	—	—	(597,470)	—
Institutional Class
From net investment income	(15,694,845)	(13,385,255)	(33,608,657)	(24,573,539)
From net realized gains	—	—	(6,582,285)	—
Select Class
From net investment income	(5,625,639)	(5,801,576)	(13,182,854)	(13,029,635)
From net realized gains	—	—	(2,593,843)	—

Total distributions to shareholders	(30,754,444)	(28,032,687)	(78,142,543)	(53,304,797)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	355,374,343	425,905,260	760,115,764	838,647,006

NET ASSETS:
Change in net assets	433,300,718	474,561,563	953,600,551	975,468,612
Beginning of period	1,274,987,707	800,426,144	2,581,003,093	1,605,534,481

End of period	$1,708,288,425	$1,274,987,707	$3,534,603,644	$2,581,003,093

Accumulated undistributed (distributions in excess of) net investment income	$(12,593,303)	$(31,138)	$(28,601,655)	$(55,679)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,415,227	$26,061,788	$30,159,109	$36,307,008
Net realized gain (loss)	13,804,084	19,307,637	25,295,082	38,778,627
Distributions of capital gains received from investment company affiliates	54,577,603	8,777,960	76,574,510	12,562,332
Change in net unrealized appreciation/depreciation	130,160,926	83,000,616	199,613,724	141,984,278

Change in net assets resulting from operations	222,957,840	137,148,001	331,642,425	229,632,245

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13,504,882)	(9,743,820)	(16,359,239)	(11,178,062)
From net realized gains	(10,386,879)	(312,478)	(9,446,471)	—
Class C
From net investment income	(460,234)	(259,147)	(540,539)	(337,824)
From net realized gains	(414,968)	(10,804)	(365,740)	—
Class R2
From net investment income	(2,186,867)	(1,567,457)	(3,072,238)	(1,759,112)
From net realized gains	(1,797,890)	(59,334)	(1,872,092)	—
Institutional Class
From net investment income	(23,829,900)	(11,911,799)	(33,314,834)	(19,489,639)
From net realized gains	(17,922,417)	(309,040)	(18,650,505)	—
Select Class
From net investment income	(9,435,684)	(7,054,184)	(12,763,526)	(9,898,357)
From net realized gains	(7,151,489)	(226,275)	(7,286,368)	—

Total distributions to shareholders	(87,091,210)	(31,454,338)	(103,671,552)	(42,662,994)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	791,886,425	704,287,716	836,553,353	685,663,685

NET ASSETS:
Change in net assets	927,753,055	809,981,379	1,064,524,226	872,632,936
Beginning of period	1,668,849,495	858,868,116	2,274,927,421	1,402,294,485

End of period	$2,596,602,550	$1,668,849,495	$3,339,451,647	$2,274,927,421

Accumulated undistributed (distributions in excess of) net investment income	$(24,963,555)	$38,785	$(35,936,124)	$(44,857)

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,687,962	$15,523,790	$19,590,529	$23,282,400
Net realized gain (loss)	13,515,805	19,617,847	18,363,697	24,538,057
Distributions of capital gains received from investment company affiliates	47,060,308	6,547,899	60,419,107	9,916,941
Change in net unrealized appreciation/depreciation	120,145,583	72,302,466	160,973,822	123,006,135

Change in net assets resulting from operations	196,409,658	113,992,002	259,347,155	180,743,533

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,700,773)	(6,274,103)	(12,150,340)	(7,580,745)
From net realized gains	(9,980,162)	(425,713)	(6,936,829)	—
Class C
From net investment income	(307,288)	(151,432)	(425,460)	(214,559)
From net realized gains	(338,005)	(14,017)	(279,553)	—
Class R2
From net investment income	(1,767,832)	(950,945)	(2,262,461)	(1,142,216)
From net realized gains	(1,750,876)	(74,676)	(1,357,795)	—
Institutional Class
From net investment income	(18,448,388)	(6,790,694)	(24,768,677)	(13,297,309)
From net realized gains	(16,810,821)	(376,361)	(13,658,580)	—
Select Class
From net investment income	(7,175,733)	(4,459,381)	(9,322,546)	(6,141,693)
From net realized gains	(6,621,583)	(304,721)	(5,258,763)	—

Total distributions to shareholders	(73,901,461)	(19,822,043)	(76,421,004)	(28,376,522)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	676,767,368	478,977,041	596,275,118	444,593,662

NET ASSETS:
Change in net assets	799,275,565	573,147,000	779,201,269	596,960,673
Beginning of period	1,136,498,387	563,351,387	1,578,754,773	981,794,100

End of period	$1,935,773,952	$1,136,498,387	$2,357,956,042	$1,578,754,773

Accumulated undistributed (distributions in excess of) net investment income	$(22,673,336)	$38,716	$(29,335,499)	$3,456

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,308,283	$7,471,667	$6,814,452	$6,881,824
Net realized gain (loss)	7,449,072	9,376,467	6,595,888	7,628,157
Distributions of capital gains received from investment company affiliates	26,146,260	3,342,859	21,243,087	2,906,736
Change in net unrealized appreciation/depreciation	63,886,244	37,494,860	54,720,052	34,431,548

Change in net assets resulting from operations	105,789,859	57,685,853	89,373,479	51,848,265

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,765,459)	(3,098,374)	(4,406,123)	(2,310,129)
From net realized gains	(4,942,732)	(201,557)	(3,972,387)	(138,728)
Class C
From net investment income	(166,117)	(70,290)	(172,066)	(87,384)
From net realized gains	(167,596)	(6,323)	(181,813)	(7,733)
Class R2
From net investment income	(1,021,841)	(539,816)	(912,530)	(469,254)
From net realized gains	(917,184)	(41,769)	(863,991)	(32,918)
Institutional Class
From net investment income	(10,453,265)	(3,466,698)	(8,177,646)	(3,440,394)
From net realized gains	(8,651,577)	(182,786)	(7,124,939)	(172,871)
Select Class
From net investment income	(3,661,884)	(1,873,604)	(3,512,275)	(1,904,152)
From net realized gains	(3,118,390)	(122,621)	(3,126,696)	(102,698)

Total distributions to shareholders	(38,866,045)	(9,603,838)	(32,450,466)	(8,666,261)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	384,863,329	266,891,324	242,913,934	241,070,357

NET ASSETS:
Change in net assets	451,787,143	314,973,339	299,836,947	284,252,361
Beginning of period	578,120,487	263,147,148	533,137,141	248,884,780

End of period	$1,029,907,630	$578,120,487	$832,974,088	$533,137,141

Accumulated undistributed (distributions in excess of) net investment income	$(12,739,444)	$20,839	$(10,362,484)	$3,704

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$424,302	$110,955
Net realized gain (loss)	(34,543)	(17,372)
Distributions of capital gains received from investment company affiliates	1,528,933	47,079
Change in net unrealized appreciation/depreciation	2,662,716	387,712

Change in net assets resulting from operations	4,581,408	528,374

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(335,638)	(44,285)
From net realized gains	(8,439)	(1,065)
Class C
From net investment income	(9,403)	(993)
From net realized gains	(268)	(36)
Class R2
From net investment income	(88,691)	(9,506)
From net realized gains	(2,346)	(228)
Institutional Class
From net investment income	(569,487)	(39,464)
From net realized gains	(13,572)	(555)
Select Class
From net investment income	(202,368)	(36,200)
From net realized gains	(5,036)	(891)

Total distributions to shareholders	(1,235,248)	(133,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,202,416	16,341,763

NET ASSETS:
Change in net assets	38,548,576	16,736,914
Beginning of period	18,216,012	1,479,098

End of period	$56,764,588	$18,216,012

Accumulated undistributed (distributions in excess of) net investment income	$(779,594)	$1,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$87,898,330	$131,502,721	$43,212,323	$106,457,451
Distributions reinvested	4,111,713	3,961,682	2,898,647	3,391,041
Cost of shares redeemed	(47,761,372)	(53,776,196)	(41,833,519)	(47,539,089)

Change in net assets resulting from Class A capital transactions	$44,248,671	$81,688,207	$4,277,451	$62,309,403

Class C
Proceeds from shares issued	$2,454,699	$2,913,268	$2,081,247	$3,840,700
Distributions reinvested	90,351	83,365	104,466	120,336
Cost of shares redeemed	(799,921)	(1,207,340)	(1,046,565)	(2,246,582)

Change in net assets resulting from Class C capital transactions	$1,745,129	$1,789,293	$1,139,148	$1,714,454

Class R2
Proceeds from shares issued	$11,820,253	$25,786,054	$8,300,944	$11,471,781
Distributions reinvested	567,972	547,584	299,993	298,450
Cost of shares redeemed	(5,562,619)	(10,248,977)	(3,395,483)	(8,567,200)

Change in net assets resulting from Class R2 capital transactions	$6,825,606	$16,084,661	$5,205,454	$3,203,031

Institutional Class
Proceeds from shares issued	$149,055,456	$206,715,598	$53,358,344	$131,471,619
Distributions reinvested	8,570,700	9,049,262	3,477,462	3,677,433
Cost of shares redeemed	(55,202,728)	(92,218,823)	(38,814,033)	(60,202,990)

Change in net assets resulting from Institutional Class capital transactions	$102,423,428	$123,546,037	$18,021,773	$74,946,062

Select Class
Proceeds from shares issued	$45,985,168	$86,230,921	$21,781,513	$55,446,070
Distributions reinvested	2,273,666	2,297,771	1,824,573	2,839,974
Cost of shares redeemed	(25,678,328)	(51,104,726)	(27,173,675)	(106,840,022)

Change in net assets resulting from Select Class capital transactions	$22,580,506	$37,423,966	$(3,567,589)	$(48,553,978)

Total change in net assets resulting from capital transactions	$177,823,340	$260,532,164	$25,076,237	$93,618,972

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	5,196,553	7,960,821	2,638,175	6,656,780
Reinvested	240,879	240,991	175,049	212,729
Redeemed	(2,825,348)	(3,260,037)	(2,556,413)	(2,976,967)

Change in Class A Shares	2,612,084	4,941,775	256,811	3,892,542

Class C
Issued	145,822	176,919	127,703	241,733
Reinvested	5,308	5,087	6,332	7,586
Redeemed	(47,080)	(73,409)	(64,165)	(141,524)

Change in Class C Shares	104,050	108,597	69,870	107,795

Class R2
Issued	700,246	1,574,622	503,403	719,165
Reinvested	33,305	33,336	18,132	18,762
Redeemed	(329,750)	(621,668)	(206,730)	(539,412)

Change in Class R2 Shares	403,801	986,290	314,805	198,515

Institutional Class
Issued	8,784,171	12,490,841	3,246,433	8,178,121
Reinvested	500,694	548,952	209,583	230,066
Redeemed	(3,244,303)	(5,550,992)	(2,359,450)	(3,735,679)

Change in Institutional Class Shares	6,040,562	7,488,801	1,096,566	4,672,508

Select Class
Issued	2,705,565	5,213,224	1,332,548	3,474,043
Reinvested	132,971	139,567	110,136	178,407
Redeemed	(1,514,644)	(3,106,967)	(1,666,852)	(6,805,746)

Change in Select Class Shares	1,323,892	2,245,824	(224,168)	(3,153,296)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$140,914,987	$194,087,387	$222,036,791	$345,881,041
Distributions reinvested	7,473,397	6,952,433	16,963,412	12,184,398
Cost of shares redeemed	(63,913,320)	(93,589,060)	(109,422,709)	(137,759,820)

Change in net assets resulting from Class A capital transactions	$84,475,064	$107,450,760	$129,577,494	$220,305,619

Class C
Proceeds from shares issued	$4,176,617	$8,638,792	$8,382,038	$13,986,233
Distributions reinvested	191,358	182,795	384,389	231,251
Cost of shares redeemed	(3,488,793)	(3,631,034)	(4,644,050)	(6,753,796)

Change in net assets resulting from Class C capital transactions	$879,182	$5,190,553	$4,122,377	$7,463,688

Class R2
Proceeds from shares issued	$23,117,696	$39,568,946	$42,860,352	$80,137,027
Distributions reinvested	1,073,883	1,031,489	3,108,675	2,025,730
Cost of shares redeemed	(12,008,108)	(19,294,751)	(15,124,554)	(31,412,910)

Change in net assets resulting from Class R2 capital transactions	$12,183,471	$21,305,684	$30,844,473	$50,749,847

Institutional Class
Proceeds from shares issued	$325,878,895	$358,400,822	$632,932,141	$703,066,913
Distributions reinvested	15,525,335	13,278,697	39,916,988	24,266,311
Cost of shares redeemed	(126,998,167)	(122,134,800)	(163,093,695)	(180,988,661)

Change in net assets resulting from Institutional Class capital transactions	$214,406,063	$249,544,719	$509,755,434	$546,344,563

Select Class
Proceeds from shares issued	$91,203,443	$116,896,263	$168,490,534	$302,842,507
Distributions reinvested	5,431,338	5,601,792	15,592,716	12,898,582
Cost of shares redeemed	(53,204,218)	(80,084,511)	(98,267,264)	(301,957,800)

Change in net assets resulting from Select Class capital transactions	$43,430,563	$42,413,544	$85,815,986	$13,783,289

Total change in net assets resulting from capital transactions	$355,374,343	$425,905,260	$760,115,764	$838,647,006

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	8,325,609	11,944,013	12,717,402	21,017,890
Reinvested	435,725	428,621	953,626	741,295
Redeemed	(3,776,435)	(5,773,662)	(6,254,935)	(8,402,746)

Change in Class A Shares	4,984,899	6,598,972	7,416,093	13,356,439

Class C
Issued	248,443	534,562	481,391	848,461
Reinvested	11,213	11,336	21,649	14,115
Redeemed	(207,094)	(223,815)	(263,521)	(408,550)

Change in Class C Shares	52,562	322,083	239,519	454,026

Class R2
Issued	1,371,571	2,453,763	2,458,126	4,897,699
Reinvested	62,736	63,768	174,993	123,484
Redeemed	(712,211)	(1,190,836)	(865,164)	(1,918,542)

Change in Class R2 Shares	722,096	1,326,695	1,767,955	3,102,641

Institutional Class
Issued	19,189,913	21,922,761	36,081,446	42,449,999
Reinvested	903,077	816,153	2,235,295	1,468,780
Redeemed	(7,489,998)	(7,468,722)	(9,294,216)	(10,901,357)

Change in Institutional Class Shares	12,602,992	15,270,192	29,022,525	33,017,422

Select Class
Issued	5,381,940	7,180,806	9,631,847	18,388,959
Reinvested	316,408	345,092	874,313	783,751
Redeemed	(3,122,184)	(4,927,884)	(5,645,657)	(18,870,422)

Change in Select Class Shares	2,576,164	2,598,014	4,860,503	302,288

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$201,156,059	$287,897,894	$219,132,179	$331,693,197
Distributions reinvested	22,516,542	9,495,206	24,088,036	10,417,419
Cost of shares redeemed	(73,815,014)	(113,304,291)	(89,358,632)	(124,776,697)

Change in net assets resulting from Class A capital transactions	$149,857,587	$184,088,809	$153,861,583	$217,333,919

Class C
Proceeds from shares issued	$8,458,376	$13,375,616	$7,899,055	$14,023,732
Distributions reinvested	527,619	145,249	451,004	159,572
Cost of shares redeemed	(2,267,510)	(3,538,553)	(4,208,045)	(5,632,582)

Change in net assets resulting from Class C capital transactions	$6,718,485	$9,982,312	$4,142,014	$8,550,722

Class R2
Proceeds from shares issued	$39,871,503	$61,395,156	$47,230,597	$79,790,303
Distributions reinvested	3,727,655	1,537,955	4,503,630	1,560,074
Cost of shares redeemed	(18,796,855)	(27,027,896)	(12,686,157)	(25,494,609)

Change in net assets resulting from Class R2 capital transactions	$24,802,303	$35,905,215	$39,048,070	$55,855,768

Institutional Class
Proceeds from shares issued	$536,554,426	$452,350,108	$584,750,601	$556,478,243
Distributions reinvested	41,028,930	11,964,087	51,331,461	19,028,744
Cost of shares redeemed	(79,132,335)	(76,464,239)	(125,308,357)	(138,743,443)

Change in net assets resulting from Institutional Class capital transactions	$498,451,021	$387,849,956	$510,773,705	$436,763,544

Select Class
Proceeds from shares issued	$146,150,719	$156,295,538	$184,021,037	$227,691,230
Distributions reinvested	15,978,408	7,063,613	19,833,734	9,838,280
Cost of shares redeemed	(50,072,098)	(76,897,727)	(75,126,790)	(270,369,778)

Change in net assets resulting from Select Class capital transactions	$112,057,029	$86,461,424	$128,727,981	$(32,840,268)

Total change in net assets resulting from capital transactions	$791,886,425	$704,287,716	$836,553,353	$685,663,685

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	11,907,902	18,363,673	12,154,462	20,242,557
Reinvested	1,309,869	607,696	1,305,574	637,035
Redeemed	(4,352,913)	(7,255,176)	(4,959,830)	(7,631,930)

Change in Class A Shares	8,864,858	11,716,193	8,500,206	13,247,662

Class C
Issued	499,533	855,656	441,532	859,428
Reinvested	30,765	9,312	24,585	9,829
Redeemed	(133,685)	(226,303)	(233,776)	(345,249)

Change in Class C Shares	396,613	638,665	232,341	524,008

Class R2
Issued	2,369,956	3,965,171	2,623,652	4,897,529
Reinvested	217,414	98,744	244,630	95,488
Redeemed	(1,111,849)	(1,728,931)	(703,114)	(1,557,800)

Change in Class R2 Shares	1,475,521	2,334,984	2,165,168	3,435,217

Institutional Class
Issued	31,550,746	28,709,673	32,346,189	33,722,569
Reinvested	2,379,795	760,839	2,771,039	1,156,095
Redeemed	(4,643,293)	(4,872,158)	(6,935,628)	(8,347,126)

Change in Institutional Class Shares	29,287,248	24,598,354	28,181,600	26,531,538

Select Class
Issued	8,609,682	9,967,789	10,157,927	13,895,550
Reinvested	927,787	451,516	1,072,593	602,099
Redeemed	(2,922,968)	(4,944,371)	(4,199,079)	(17,212,150)

Change in Select Class Shares	6,614,501	5,474,934	7,031,441	(2,714,501)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$163,315,736	$214,038,894	$147,295,162	$238,871,603
Distributions reinvested	19,638,665	6,378,870	17,844,378	7,067,973
Cost of shares redeemed	(56,877,069)	(77,841,557)	(69,028,635)	(85,661,195)

Change in net assets resulting from Class A capital transactions	$126,077,332	$142,576,207	$96,110,905	$160,278,381

Class C
Proceeds from shares issued	$4,107,646	$7,919,848	$7,460,785	$10,197,439
Distributions reinvested	349,182	90,471	345,797	82,532
Cost of shares redeemed	(1,378,454)	(2,900,247)	(3,524,055)	(4,558,071)

Change in net assets resulting from Class C capital transactions	$3,078,374	$5,110,072	$4,282,527	$5,721,900

Class R2
Proceeds from shares issued	$28,369,428	$40,862,901	$34,836,657	$51,592,067
Distributions reinvested	3,260,493	945,580	3,297,062	1,011,775
Cost of shares redeemed	(7,729,271)	(15,619,230)	(9,200,543)	(18,242,155)

Change in net assets resulting from Class R2 capital transactions	$23,900,650	$26,189,251	$28,933,176	$34,361,687

Institutional Class
Proceeds from shares issued	$447,487,221	$293,105,140	$405,924,241	$362,946,214
Distributions reinvested	34,352,417	6,830,510	37,801,950	12,892,261
Cost of shares redeemed	(56,767,870)	(49,078,571)	(78,804,953)	(104,467,491)

Change in net assets resulting from Institutional Class capital transactions	$425,071,768	$250,857,079	$364,921,238	$271,370,984

Select Class
Proceeds from shares issued	$123,568,240	$105,747,920	$138,859,936	$165,332,034
Distributions reinvested	13,459,633	4,684,711	14,384,448	6,073,863
Cost of shares redeemed	(38,388,629)	(56,188,199)	(51,217,112)	(198,545,187)

Change in net assets resulting from Select Class capital transactions	$98,639,244	$54,244,432	$102,027,272	$(27,139,290)

Total change in net assets resulting from capital transactions	$676,767,368	$478,977,041	$596,275,118	$444,593,662

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	9,468,951	13,761,109	8,018,513	14,568,867
Reinvested	1,113,671	411,838	943,637	431,623
Redeemed	(3,297,615)	(5,037,718)	(3,760,853)	(5,230,033)

Change in Class A Shares	7,285,007	9,135,229	5,201,297	9,770,457

Class C
Issued	239,190	504,714	408,120	620,323
Reinvested	19,892	5,887	18,427	5,091
Redeemed	(80,350)	(187,648)	(192,549)	(277,961)

Change in Class C Shares	178,732	322,953	233,998	347,453

Class R2
Issued	1,648,263	2,650,059	1,901,542	3,153,078
Reinvested	185,198	61,241	174,842	61,963
Redeemed	(446,581)	(1,018,361)	(500,356)	(1,111,293)

Change in Class R2 Shares	1,386,880	1,692,939	1,576,028	2,103,748

Institutional Class
Issued	25,737,203	18,626,051	21,992,648	21,974,578
Reinvested	1,938,642	436,929	1,990,700	782,005
Redeemed	(3,246,458)	(3,128,808)	(4,294,323)	(6,267,763)

Change in Institutional Class Shares	24,429,387	15,934,172	19,689,025	16,488,820

Select Class
Issued	7,101,762	6,795,378	7,511,729	10,080,018
Reinvested	760,129	301,753	759,164	371,193
Redeemed	(2,186,812)	(3,619,522)	(2,797,785)	(12,722,946)

Change in Select Class Shares	5,675,079	3,477,609	5,473,108	(2,271,735)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,508,633	$117,272,980	$64,416,374	$95,029,225
Distributions reinvested	10,225,445	3,190,807	7,884,684	2,321,589
Cost of shares redeemed	(31,502,149)	(39,355,364)	(25,000,066)	(26,339,375)

Change in net assets resulting from Class A capital transactions	$69,231,929	$81,108,423	$47,300,992	$71,011,439

Class C
Proceeds from shares issued	$2,789,616	$4,197,626	$3,443,791	$4,413,909
Distributions reinvested	174,973	36,209	198,822	51,122
Cost of shares redeemed	(1,140,613)	(1,281,375)	(1,928,115)	(1,822,990)

Change in net assets resulting from Class C capital transactions	$1,823,976	$2,952,460	$1,714,498	$2,642,041

Class R2
Proceeds from shares issued	$16,468,264	$24,087,618	$16,310,760	$22,528,373
Distributions reinvested	1,803,389	540,384	1,579,462	446,000
Cost of shares redeemed	(5,534,156)	(9,589,168)	(5,662,179)	(10,545,748)

Change in net assets resulting from Class R2 capital transactions	$12,737,497	$15,038,834	$12,228,043	$12,428,625

Institutional Class
Proceeds from shares issued	$245,585,420	$160,246,031	$147,155,029	$152,967,167
Distributions reinvested	18,566,745	3,465,653	14,841,323	3,448,477
Cost of shares redeemed	(22,879,018)	(27,772,395)	(23,053,441)	(30,462,970)

Change in net assets resulting from Institutional Class capital transactions	$241,273,147	$135,939,289	$138,942,911	$125,952,674

Select Class
Proceeds from shares issued	$79,186,061	$55,154,037	$61,263,652	$71,602,877
Distributions reinvested	6,564,360	1,934,440	6,531,225	1,971,611
Cost of shares redeemed	(25,953,641)	(25,236,159)	(25,067,387)	(44,538,910)

Change in net assets resulting from Select Class capital transactions	$59,796,780	$31,852,318	$42,727,490	$29,035,578

Total change in net assets resulting from capital transactions	$384,863,329	$266,891,324	$242,913,934	$241,070,357

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	5,180,619	7,502,946	3,692,110	6,054,265
Reinvested	572,010	204,836	441,799	149,052
Redeemed	(1,807,664)	(2,533,447)	(1,437,947)	(1,681,787)

Change in Class A Shares	3,944,965	5,174,335	2,695,962	4,521,530

Class C
Issued	160,258	267,314	196,708	286,086
Reinvested	9,817	2,335	11,187	3,313
Redeemed	(64,560)	(83,433)	(109,531)	(115,434)

Change in Class C Shares	105,515	186,216	98,364	173,965

Class R2
Issued	944,121	1,553,656	936,515	1,453,167
Reinvested	101,067	34,816	88,693	28,774
Redeemed	(316,579)	(619,084)	(322,512)	(680,422)

Change in Class R2 Shares	728,609	969,388	702,696	801,519

Institutional Class
Issued	14,006,251	10,150,105	8,360,314	9,709,480
Reinvested	1,034,948	220,435	828,269	219,736
Redeemed	(1,297,123)	(1,763,801)	(1,320,276)	(1,936,933)

Change in Institutional Class Shares	13,744,076	8,606,739	7,868,307	7,992,283

Select Class
Issued	4,493,305	3,532,141	3,490,716	4,572,970
Reinvested	366,219	123,919	364,984	126,345
Redeemed	(1,455,935)	(1,633,517)	(1,430,268)	(2,974,418)

Change in Select Class Shares	3,403,589	2,022,543	2,425,432	1,724,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,263,912	$6,196,224
Distributions reinvested	314,288	42,417
Cost of shares redeemed	(2,623,247)	(894,861)

Change in net assets resulting from Class A capital transactions	$8,954,953	$5,343,780

Class C
Proceeds from shares issued	$338,057	$153,927
Distributions reinvested	3,741	831
Cost of shares redeemed	(93,672)	(959)

Change in net assets resulting from Class C capital transactions	$248,126	$153,799

Class R2
Proceeds from shares issued	$2,611,654	$1,763,294
Distributions reinvested	86,850	9,199
Cost of shares redeemed	(272,029)	(170,340)

Change in net assets resulting from Class R2 capital transactions	$2,426,475	$1,602,153

Institutional Class
Proceeds from shares issued	$19,690,449	$7,990,032
Distributions reinvested	581,430	40,019
Cost of shares redeemed	(1,954,062)	(1,328,771)

Change in net assets resulting from Institutional Class capital transactions	$18,317,817	$6,701,280

Select Class
Proceeds from shares issued	$10,073,395	$3,098,727
Distributions reinvested	193,525	36,613
Cost of shares redeemed	(5,011,875)	(594,589)

Change in net assets resulting from Select Class capital transactions	$5,255,045	$2,540,751

Total change in net assets resulting from capital transactions	$35,202,416	$16,341,763

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	597,792	360,985
Reinvested	16,082	2,497
Redeemed	(138,433)	(52,258)

Change in Class A Shares	475,441	311,224

Class C
Issued	18,198	8,644
Reinvested	191	50
Redeemed	(4,950)	(55)

Change in Class C Shares	13,439	8,639

Class R2
Issued	137,095	102,382
Reinvested	4,442	541
Redeemed	(14,537)	(9,685)

Change in Class R2 Shares	127,000	93,238

Institutional Class
Issued	1,034,397	460,094
Reinvested	29,704	2,333
Redeemed	(102,740)	(78,896)

Change in Institutional Class Shares	961,361	383,531

Select Class
Issued	527,191	179,796
Reinvested	9,896	2,168
Redeemed	(258,786)	(34,301)

Change in Select Class Shares	278,301	147,663

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.41	$0.19	(h)	$0.83	$1.02	$(0.29)	$—	$(0.29)
Year Ended June 30, 2013	15.79	0.36	(h)	0.66	1.02	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)	—	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.96	0.46	(h)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(h)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.36	0.13	(h)	0.82	0.95	(0.23)	—	(0.23)
Year Ended June 30, 2013	15.75	0.25	(h)	0.66	0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(h)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(h)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.39	0.17	(h)	0.82	0.99	(0.26)	—	(0.26)
Year Ended June 30, 2013	15.77	0.32	(h)	0.67	0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)	—	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(h)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (j) through June 30, 2009	12.49	0.30	(h)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.46	0.21	(h)	0.83	1.04	(0.31)	—	(0.31)
Year Ended June 30, 2013	15.83	0.40	(h)	0.67	1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)	—	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(h)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(h)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.43	0.20	(h)	0.83	1.03	(0.29)	—	(0.29)
Year Ended June 30, 2013	15.81	0.38	(h)	0.66	1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(h)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(h)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.14	6.20%	$261,272,627	0.27%	2.20%	0.56%	7%
16.41	6.48	207,251,354	0.27	2.16	0.57	20
15.79	2.44	121,365,820	0.27	2.75	0.58	10
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10
12.96	(7.13)	4,909,801	0.42	3.68	0.62	63

17.08	5.84	8,721,130	0.92	1.58	1.06	7
16.36	5.80	6,649,282	0.92	1.53	1.07	20
15.75	1.79	4,691,065	0.92	2.08	1.08	10
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10
12.95	(7.64)	417,502	0.92	3.32	1.11	63

17.12	6.08	40,189,961	0.52	1.94	0.81	7
16.39	6.26	31,858,647	0.52	1.96	0.82	20
15.77	2.18	15,109,569	0.52	2.57	0.84	10
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10
12.95	8.61	54,325	0.67	3.71	0.89	63

17.19	6.31	515,012,483	0.02	2.45	0.16	7
16.46	6.79	393,543,989	0.02	2.40	0.17	20
15.83	2.74	260,033,867	0.02	2.96	0.18	10
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10
12.98	(6.77)	88,820,528	0.02	4.17	0.22	63

17.17	6.30	143,151,550	0.17	2.31	0.31	7
16.43	6.57	115,267,735	0.17	2.27	0.32	20
15.81	2.58	75,389,029	0.17	2.81	0.33	10
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10
12.96	(6.99)	11,569,388	0.17	4.01	0.37	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$15.92	$0.18	(h)	$0.81	$0.99	$(0.28)	$—	$(0.28)
Year Ended June 30, 2013	15.33	0.34	(h)	0.64	0.98	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.34	0.41	(h)	(0.03)	0.38	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.73	0.43	(h)	1.59	2.02	(0.41)	—	(0.41)
Year Ended June 30, 2010	12.36	0.44	(h)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(h)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)

Class C
Six Months Ended December 31, 2013 (Unaudited)	15.85	0.13	(h)	0.80	0.93	(0.23)	—	(0.23)
Year Ended June 30, 2013	15.26	0.24	(h)	0.64	0.88	(0.29)	—	(0.29)
Year Ended June 30, 2012	15.29	0.31	(h)	(0.04)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	13.70	0.34	(h)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(h)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(h)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	15.89	0.17	(h)	0.80	0.97	(0.26)	—	(0.26)
Year Ended June 30, 2013	15.30	0.31	(h)	0.64	0.95	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.33	0.38	(h)	(0.05)	0.33	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.73	0.40	(h)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(h)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (j) through June 30, 2009	12.03	0.28	(h)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	15.95	0.20	(h)	0.82	1.02	(0.30)	—	(0.30)
Year Ended June 30, 2013	15.35	0.38	(h)	0.65	1.03	(0.43)	—	(0.43)
Year Ended June 30, 2012	15.37	0.44	(h)	(0.03)	0.41	(0.43)	—	(0.43)
Year Ended June 30, 2011	13.75	0.45	(h)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(h)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(h)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	15.93	0.18	(h)	0.82	1.00	(0.29)	—	(0.29)
Year Ended June 30, 2013	15.33	0.34	(h)	0.67	1.01	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.35	0.42	(h)	(0.03)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.73	0.45	(h)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(h)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(h)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.63	6.24%	$186,848,716	0.28%	2.16%	0.57%	9%
15.92	6.44	174,744,842	0.28	2.15	0.59	31
15.33	2.60	108,583,012	0.28	2.72	0.60	11
15.34	14.77	68,190,824	0.28	2.87	0.58	21
13.73	14.72	29,031,296	0.29	3.19	0.60	16
12.36	(10.62)	8,850,447	0.43	3.74	0.67	63

16.55	5.87	11,061,156	0.93	1.53	1.07	9
15.85	5.81	9,481,624	0.93	1.51	1.08	31
15.26	1.85	7,486,582	0.93	2.08	1.10	11
15.29	14.02	4,416,878	0.93	2.29	1.08	21
13.70	13.97	1,435,180	0.93	2.70	1.10	16
12.35	(10.95)	424,193	0.93	3.38	1.17	63

16.60	6.14	22,022,881	0.53	2.02	0.82	9
15.89	6.21	16,080,043	0.53	1.95	0.83	31
15.30	2.26	12,446,591	0.53	2.51	0.85	11
15.33	14.46	2,996,194	0.53	2.64	0.83	21
13.73	14.45	564,286	0.55	2.96	0.85	16
12.36	8.13	222,462	0.68	3.71	0.97	63

16.67	6.42	197,967,297	0.03	2.45	0.17	9
15.95	6.74	171,978,362	0.03	2.37	0.19	31
15.35	2.78	93,800,678	0.03	2.93	0.20	11
15.37	15.08	76,225,307	0.03	2.97	0.18	21
13.75	15.07	61,770,578	0.03	3.44	0.20	16
12.37	(10.22)	55,444,638	0.03	4.00	0.26	63

16.64	6.29	109,463,512	0.18	2.22	0.32	9
15.93	6.59	108,338,123	0.18	2.16	0.33	31
15.33	2.63	152,599,563	0.18	2.81	0.34	11
15.35	14.95	144,572,529	0.18	2.95	0.33	21
13.73	14.83	54,457,560	0.18	3.28	0.35	16
12.36	(10.36)	35,148,290	0.18	3.90	0.41	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.31	$0.20	(h)	$1.04	$1.24	$(0.32)	$—	$(0.32)
Year Ended June 30, 2013	15.39	0.36	(h)	0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(h)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(h)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.21	0.13	(h)	1.05	1.18	(0.26)	—	(0.26)
Year Ended June 30, 2013	15.30	0.25	(h)	0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(h)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(h)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.27	0.17	(h)	1.05	1.22	(0.30)	—	(0.30)
Year Ended June 30, 2013	15.36	0.33	(h)	0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(h)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(h)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.35	0.22	(h)	1.04	1.26	(0.34)	—	(0.34)
Year Ended June 30, 2013	15.42	0.40	(h)	0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(h)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(h)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.33	0.20	(h)	1.04	1.24	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.41	0.38	(h)	0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(h)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(h)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.23	7.60%	$450,979,612	0.28%	2.31%	0.55%	5%
16.31	8.66	345,597,966	0.28	2.23	0.57	21
15.39	1.97	224,499,324	0.28	2.69	0.57	16
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17
11.81	(14.49)	12,944,757	0.43	3.41	0.65	50

17.13	7.29	19,404,463	0.93	1.58	1.05	5
16.21	7.99	17,518,436	0.93	1.58	1.06	21
15.30	1.22	11,606,585	0.93	2.03	1.07	16
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17
11.77	(14.89)	923,271	0.93	3.24	1.18	50

17.19	7.48	72,352,691	0.53	2.04	0.80	5
16.27	8.38	56,742,819	0.53	2.06	0.82	21
15.36	1.72	33,178,533	0.53	2.48	0.83	16
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17
11.81	7.26	84,063	0.68	3.49	0.93	50

17.27	7.71	859,236,309	0.03	2.58	0.15	5
16.35	8.97	607,263,583	0.03	2.48	0.17	21
15.42	2.21	337,354,170	0.03	2.92	0.17	16
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17
11.82	(14.17)	112,187,409	0.03	3.68	0.25	50

17.25	7.64	306,315,350	0.18	2.38	0.30	5
16.33	8.75	247,864,903	0.18	2.33	0.32	21
15.41	2.06	193,787,532	0.18	2.77	0.32	16
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17
11.82	(14.23)	46,567,156	0.18	3.63	0.41	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.70	$0.20	(h)	$1.35	$1.55	$(0.33)	$(0.07)	$(0.40)
Year Ended June 30, 2013	15.41	0.35	(h)	1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(h)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(h)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.65	0.14	(h)	1.36	1.50	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2013	15.37	0.25	(h)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(h)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(h)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.67	0.18	(h)	1.35	1.53	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2013	15.39	0.32	(h)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(h)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(h)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.76	0.23	(h)	1.36	1.59	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.46	0.40	(h)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(h)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(h)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.75	0.20	(h)	1.36	1.56	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2013	15.45	0.36	(h)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(h)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(h)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.85	9.31%	$830,407,152	0.28%	2.23%	0.55%	4%
16.70	11.04	652,936,166	0.28	2.16	0.57	23
15.41	1.48	396,662,789	0.28	2.50	0.58	12
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20
11.44	(17.10)	20,940,575	0.43	3.04	0.66	50

17.80	9.00	32,406,203	0.93	1.54	1.05	4
16.65	10.33	26,331,781	0.93	1.50	1.07	23
15.37	0.84	17,329,335	0.93	1.83	1.08	12
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20
11.43	(17.54)	1,642,774	0.93	2.64	1.16	50

17.82	9.20	163,433,849	0.53	2.00	0.80	4
16.67	10.75	123,433,251	0.53	1.96	0.82	23
15.39	1.22	66,197,474	0.53	2.22	0.84	12
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20
11.43	6.33	194,006	0.68	3.02	0.95	50

17.92	9.47	1,802,068,115	0.03	2.55	0.15	4
16.76	11.33	1,199,064,978	0.03	2.39	0.17	23
15.46	1.72	595,699,881	0.03	2.73	0.18	12
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20
11.46	(16.76)	182,929,234	0.03	3.36	0.25	50

17.90	9.34	706,288,325	0.18	2.31	0.30	4
16.75	11.17	579,236,917	0.18	2.18	0.32	23
15.45	1.63	529,645,002	0.18	2.57	0.33	12
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20
11.46	(16.88)	76,988,685	0.18	3.26	0.41	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.03	$0.18	(h)	$1.61	$1.79	$(0.34)	$(0.26)	$(0.60)
Year Ended June 30, 2013	14.50	0.32	(h)	1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(h)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(h)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.00	0.13	(h)	1.58	1.71	(0.28)	(0.26)	(0.54)
Year Ended June 30, 2013	14.48	0.22	(h)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(h)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(h)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.00	0.16	(h)	1.58	1.74	(0.31)	(0.26)	(0.57)
Year Ended June 30, 2013	14.47	0.29	(h)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(h)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(h)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.07	0.22	(h)	1.59	1.81	(0.36)	(0.26)	(0.62)
Year Ended June 30, 2013	14.53	0.35	(h)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(h)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(h)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.06	0.19	(h)	1.60	1.79	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.52	0.34	(h)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(h)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(h)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.22	11.19%	$716,211,553	0.29%	2.11%	0.55%	2%
16.03	13.23	524,850,362	0.29	2.03	0.58	14
14.50	0.30	304,654,425	0.29	2.29	0.59	13
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28
10.61	(19.23)	5,920,536	0.44	2.88	0.69	51

17.17	10.75	28,569,910	0.94	1.49	1.05	2
16.00	12.54	20,270,701	0.94	1.41	1.08	14
14.48	(0.39)	9,094,758	0.94	1.65	1.09	13
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28
10.61	(19.58)	925,812	0.94	2.20	1.21	51

17.17	10.95	122,669,833	0.54	1.85	0.80	2
16.00	13.01	90,656,793	0.54	1.86	0.83	14
14.47	0.03	48,206,399	0.54	2.05	0.85	13
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28
10.61	5.60	140,930	0.69	2.72	0.99	51

17.26	11.29	1,241,014,906	0.04	2.50	0.15	2
16.07	13.54	684,782,838	0.04	2.25	0.18	14
14.53	0.53	261,570,481	0.04	2.55	0.19	13
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28
10.63	(18.86)	17,736,252	0.04	3.04	0.28	51

17.25	11.22	488,136,348	0.19	2.22	0.30	2
16.06	13.39	348,288,801	0.19	2.15	0.33	14
14.52	0.32	235,342,053	0.19	2.36	0.34	13
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28
10.62	(19.05)	29,553,747	0.19	3.10	0.46	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.94	$0.18	(h)	$1.97	$2.15	$(0.37)	$(0.22)	$(0.59)
Year Ended June 30, 2013	15.05	0.32	(h)	1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(h)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(h)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.84	0.12	(h)	1.95	2.07	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2013	14.98	0.21	(h)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(h)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(h)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.90	0.16	(h)	1.96	2.12	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2013	15.03	0.28	(h)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(h)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	11.05	0.16	(h)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	17.01	0.21	(h)	1.96	2.17	(0.39)	(0.22)	(0.61)
Year Ended June 30, 2013	15.11	0.35	(h)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(h)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(h)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.98	0.19	(h)	1.97	2.16	(0.38)	(0.22)	(0.60)
Year Ended June 30, 2013	15.08	0.31	(h)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(h)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(h)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$18.50	12.72%	$841,103,334	0.29%	1.98%	0.56%	2%
16.94	15.12	626,316,366	0.29	1.93	0.59	21
15.05	(1.07)	357,065,620	0.29	2.14	0.60	15
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26
10.80	(21.71)	17,729,668	0.44	2.36	0.69	52

18.38	12.33	32,246,211	0.94	1.29	1.06	2
16.84	14.30	25,631,541	0.94	1.27	1.09	21
14.98	(1.69)	14,941,472	0.94	1.47	1.10	15
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26
10.76	(22.07)	876,290	0.94	2.02	1.18	52

18.45	12.56	166,640,521	0.54	1.77	0.81	2
16.90	14.76	116,048,480	0.54	1.72	0.84	21
15.03	(1.32)	51,533,094	0.54	1.93	0.85	15
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26
10.80	4.66	112,356	0.69	2.51	0.97	52

18.57	12.80	1,655,668,433	0.04	2.31	0.17	2
17.01	15.39	1,036,751,950	0.04	2.15	0.19	21
15.11	(0.83)	520,099,078	0.04	2.37	0.20	15
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26
10.83	(21.35)	159,881,551	0.04	2.70	0.27	52

18.54	12.74	643,793,148	0.19	2.11	0.31	2
16.98	15.25	470,179,084	0.19	1.92	0.34	21
15.08	(0.98)	458,655,221	0.19	2.21	0.35	15
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26
10.81	(21.52)	58,367,330	0.19	2.66	0.43	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.15	$0.16	(h)	$2.07	$2.23	$(0.36)	$(0.34)	$(0.70)
Year Ended June 30, 2013	14.17	0.28	(h)	2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(h)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(h)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.08	0.10	(h)	2.06	2.16	(0.30)	(0.34)	(0.64)
Year Ended June 30, 2013	14.12	0.18	(h)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(h)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(h)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.12	0.14	(h)	2.07	2.21	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.15	0.25	(h)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(h)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(h)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.21	0.20	(h)	2.07	2.27	(0.38)	(0.34)	(0.72)
Year Ended June 30, 2013	14.23	0.32	(h)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(h)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(h)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.21	0.17	(h)	2.08	2.25	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2013	14.23	0.30	(h)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(h)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(h)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.68	13.86%	$545,577,331	0.29%	1.85%	0.57%	1%
16.15	16.62	380,599,455	0.29	1.81	0.61	13
14.17	(1.71)	204,636,229	0.29	1.98	0.61	14
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34
10.17	(21.85)	3,565,735	0.44	2.33	0.73	55

17.60	13.51	18,111,866	0.94	1.17	1.07	1
16.08	15.85	13,673,242	0.94	1.14	1.11	13
14.12	(2.32)	7,450,619	0.94	1.33	1.11	14
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34
10.15	(22.22)	418,559	0.94	1.77	1.25	55

17.65	13.76	95,028,098	0.54	1.62	0.82	1
16.12	16.32	64,440,577	0.54	1.64	0.86	13
14.15	(1.97)	32,627,384	0.54	1.74	0.87	14
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34
10.17	4.73	53,954	0.69	2.65	1.00	55

17.76	14.06	917,842,626	0.04	2.31	0.17	1
16.21	16.82	441,806,897	0.04	2.01	0.21	13
14.23	(1.41)	160,986,570	0.04	2.25	0.21	14
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34
10.19	(21.52)	14,863,099	0.04	2.62	0.32	55

17.75	13.92	359,214,031	0.19	1.99	0.32	1
16.21	16.66	235,978,216	0.19	1.94	0.36	13
14.23	(1.55)	157,650,585	0.19	2.05	0.36	14
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34
10.19	(21.69)	24,003,400	0.19	2.74	0.50	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$17.14	$0.17	(h)	$2.28	$2.45	$(0.40)	$(0.23)	$(0.63)
Year Ended June 30, 2013	14.96	0.29	(h)	2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(h)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(h)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)

Class C
Six Months Ended December 31, 2013 (Unaudited)	17.00	0.11	(h)	2.26	2.37	(0.34)	(0.23)	(0.57)
Year Ended June 30, 2013	14.86	0.18	(h)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(h)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(h)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	17.09	0.15	(h)	2.27	2.42	(0.38)	(0.23)	(0.61)
Year Ended June 30, 2013	14.92	0.26	(h)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(h)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (i) through June 30, 2009	10.92	0.15	(h)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	17.21	0.20	(h)	2.28	2.48	(0.42)	(0.23)	(0.65)
Year Ended June 30, 2013	15.02	0.33	(h)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(h)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(h)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	17.18	0.18	(h)	2.28	2.46	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2013	14.99	0.28	(h)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(h)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(h)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$18.96	14.31%	$595,113,815	0.29%	1.80%	0.59%	1%
17.14	17.07	448,919,625	0.29	1.77	0.63	22
14.96	(1.77)	245,722,474	0.29	1.94	0.64	14
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28
10.64	(22.48)	12,945,986	0.44	2.12	0.71	52

18.80	13.97	23,786,833	0.94	1.16	1.09	1
17.00	16.22	17,539,682	0.94	1.14	1.13	22
14.86	(2.36)	10,162,186	0.94	1.27	1.14	14
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28
10.60	(22.86)	493,495	0.94	1.68	1.21	52

18.90	14.17	116,303,305	0.54	1.62	0.84	1
17.09	16.80	78,247,889	0.54	1.56	0.88	22
14.92	(2.02)	36,941,195	0.54	1.70	0.90	14
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28
10.63	4.33	106,929	0.69	2.32	1.01	52

19.04	14.45	1,172,808,244	0.04	2.18	0.19	1
17.21	17.34	721,292,751	0.04	1.99	0.23	22
15.02	(1.53)	381,880,090	0.04	2.17	0.24	14
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28
10.67	(22.18)	127,662,192	0.04	2.54	0.30	52

19.00	14.34	449,943,845	0.19	1.97	0.34	1
17.18	17.20	312,754,826	0.19	1.74	0.38	22
14.99	(1.67)	307,088,155	0.19	2.02	0.39	14
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28
10.66	(22.33)	27,195,295	0.19	2.49	0.46	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.29	$0.16	(h)	$2.16	$2.32	$(0.37)	$(0.32)	$(0.69)
Year Ended June 30, 2013	14.23	0.27	(h)	2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(h)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(h)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.24	0.11	(h)	2.15	2.26	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2013	14.20	0.17	(h)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(h)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(h)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.26	0.14	(h)	2.15	2.29	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.21	0.25	(h)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(h)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (g) through June 30, 2009	10.01	0.16	(h)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.34	0.21	(h)	2.14	2.35	(0.39)	(0.32)	(0.71)
Year Ended June 30, 2013	14.27	0.31	(h)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(h)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(h)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.34	0.18	(h)	2.15	2.33	(0.38)	(0.32)	(0.70)
Year Ended June 30, 2013	14.27	0.30	(h)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(h)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(h)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.92	14.34%	$285,781,621	0.29%	1.86%	0.61%	1%
16.29	17.10	195,534,833	0.29	1.77	0.66	11
14.23	(1.68)	97,150,663	0.29	1.97	0.66	11
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42
10.27	(21.23)	1,000,913	0.44	2.31	0.97	60

17.86	13.98	9,221,565	0.94	1.21	1.11	1
16.24	16.31	6,672,821	0.94	1.11	1.16	11
14.20	(2.29)	3,188,443	0.94	1.30	1.15	11
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42
10.28	(21.55)	48,501	0.94	1.74	1.46	60

17.88	14.18	53,148,172	0.54	1.60	0.86	1
16.26	16.80	36,478,073	0.54	1.59	0.91	11
14.21	(1.94)	18,099,079	0.54	1.71	0.93	11
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42
10.28	4.98	52,465	0.69	2.69	1.24	60

17.98	14.49	502,890,571	0.04	2.35	0.21	1
16.34	17.39	232,443,865	0.04	1.95	0.27	11
14.27	(1.45)	80,127,469	0.04	2.22	0.26	11
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42
10.29	(20.86)	8,519,504	0.04	2.70	0.57	60

17.97	14.35	178,865,701	0.19	2.04	0.36	1
16.34	17.23	106,990,895	0.19	1.89	0.41	11
14.27	(1.53)	64,581,494	0.19	2.03	0.40	11
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42
10.29	(20.97)	5,122,676	0.19	2.74	0.74	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.28	$0.16	(h)	$2.17	$2.33	$(0.37)	$(0.35)	$(0.72)
Year Ended June 30, 2013	14.23	0.28	(h)	2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(h)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(h)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.22	0.10	(h)	2.16	2.26	(0.32)	(0.35)	(0.67)
Year Ended June 30, 2013	14.18	0.18	(h)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(h)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(h)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.25	0.14	(h)	2.16	2.30	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.21	0.25	(h)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(h)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(h)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	16.34	0.20	(h)	2.16	2.36	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2013	14.28	0.31	(h)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(h)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(h)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.33	0.17	(h)	2.17	2.34	(0.38)	(0.35)	(0.73)
Year Ended June 30, 2013	14.26	0.28	(h)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(h)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(h)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.89	14.37%	$216,830,261	0.29%	1.84%	0.64%	1%
16.28	16.98	153,506,488	0.29	1.80	0.70	15
14.23	(1.70)	69,795,977	0.29	1.96	0.68	11
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29
10.29	(21.59)	668,529	0.44	2.39	1.13	66

17.81	13.96	9,498,781	0.94	1.19	1.14	1
16.22	16.27	7,056,864	0.94	1.19	1.19	15
14.18	(2.31)	3,703,376	0.94	1.27	1.18	11
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29
10.28	(21.97)	89,687	0.94	1.54	1.64	66

17.85	14.20	47,191,516	0.54	1.60	0.89	1
16.25	16.67	31,554,095	0.54	1.59	0.94	15
14.21	(1.88)	16,196,277	0.54	1.82	0.95	11
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29
10.28	4.44	52,233	0.69	2.67	1.36	66

17.96	14.51	389,098,684	0.04	2.23	0.24	1
16.34	17.25	225,551,927	0.04	1.96	0.30	15
14.28	(1.40)	82,923,018	0.04	2.20	0.28	11
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29
10.31	(21.28)	6,631,432	0.04	2.79	0.75	66

17.94	14.38	170,354,846	0.19	1.96	0.39	1
16.33	17.18	115,467,767	0.19	1.81	0.44	15
14.26	(1.61)	76,266,132	0.19	2.05	0.43	11
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29
10.30	(21.46)	2,976,108	0.19	2.60	0.88	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$17.48	$0.21	(h)	$2.33	$2.54	$(0.43)	$(0.01)	$(0.44)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2013 (Unaudited)	17.48	0.13	(h)	2.34	2.47	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	17.48	0.21	(h)	2.30	2.51	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	17.50	0.27	(h)	2.30	2.57	(0.45)	(0.01)	(0.46)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	17.50	0.21	(h)	2.34	2.55	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$19.58	14.55%	$15,918,043	0.29%	2.21%	0.63%	13%
17.48	16.94	5,900,363	0.29	1.66	0.72	17
15.24	2.03	400,107	0.29	2.30	2.32	19

19.56	14.12	498,625	0.94	1.34	1.13	13
17.48	16.19	210,550	0.94	1.15	1.30	17
15.25	1.79	51,943	0.94	0.70	2.57	19

19.57	14.39	4,403,110	0.54	2.22	0.88	13
17.48	16.72	1,713,490	0.54	1.38	0.97	17
15.24	1.91	73,253	0.54	1.26	2.35	19

19.61	14.71	26,460,457	0.04	2.77	0.23	13
17.50	17.29	6,795,403	0.04	1.85	0.32	17
15.24	2.10	71,866	0.04	1.69	1.69	19

19.60	14.58	9,484,353	0.19	2.24	0.38	13
17.50	17.06	3,596,206	0.19	1.69	0.49	17
15.25	2.10	881,929	0.19	1.46	1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$961,769,838	$4,990,692	$—	$966,760,530

Appreciation in Other Financial Instruments
Futures Contracts	$2,403,737	$—	$—	$2,403,737

Depreciation in Other Financial Instruments
Futures Contracts	$(373,015)	$—	$—	$(373,015)

JPMorgan SmartRetirement 2010 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$525,579,491	$3,105,431	$—	$528,684,922

Appreciation in Other Financial Instruments
Futures Contracts	$1,250,152	$—	$—	$1,250,152

Depreciation in Other Financial Instruments
Futures Contracts	$(195,474)	$—	$—	$(195,474)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,697,525,467	$7,501,041	$—	$1,705,026,508

Appreciation in Other Financial Instruments
Futures Contracts	$3,686,218	$—	$—	$3,686,218

Depreciation in Other Financial Instruments
Futures Contracts	$(521,752)	$—	$—	$(521,752)

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,503,546,934	$19,892,759	$—	$3,523,439,693

Appreciation in Other Financial Instruments
Futures Contracts	$12,675,055	$—	$—	$12,675,055

Depreciation in Other Financial Instruments
Futures Contracts	$(1,085,914)	$—	$—	$(1,085,914)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,571,960,793	$19,092,648	$—	$2,591,053,441

Appreciation in Other Financial Instruments
Futures Contracts	$12,966,617	$—	$—	$12,966,617

Depreciation in Other Financial Instruments
Futures Contracts	$(1,225,708)	$—	$—	$(1,225,708)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,302,350,493	$33,249,612	$—	$3,335,600,105

Appreciation in Other Financial Instruments
Futures Contracts	$20,769,725	$—	$—	$20,769,725

Depreciation in Other Financial Instruments
Futures Contracts	$(2,078,807)	$—	$—	$(2,078,807)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,915,779,201	$17,332,404	$—	$1,933,111,605

Appreciation in Other Financial Instruments
Futures Contracts	$13,077,723	$—	$—	$13,077,723

Depreciation in Other Financial Instruments
Futures Contracts	$(1,190,431)	$—	$—	$(1,190,431)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,334,646,179	$22,603,135	$—	$2,357,249,314

Appreciation in Other Financial Instruments
Futures Contracts	$14,418,297	$—	$—	$14,418,297

Depreciation in Other Financial Instruments
Futures Contracts	$(1,468,551)	$—	$—	$(1,468,551)

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,019,154,277	$9,346,297	$—	$1,028,500,574

Appreciation in Other Financial Instruments
Futures Contracts	$6,377,451	$—	$—	$6,377,451

Depreciation in Other Financial Instruments
Futures Contracts	$(629,137)	$—	$—	$(629,137)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$823,926,669	$7,936,101	$—	$831,862,770

Appreciation in Other Financial Instruments
Futures Contracts	$5,122,067	$—	$—	$5,122,067

Depreciation in Other Financial Instruments
Futures Contracts	$(509,406)	$—	$—	$(509,406)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$56,876,003	$—	$—	$56,876,003

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$38,663,021	$41,169,325
Interest Rate	17,390,638	12,647,133
Short Futures Contracts:
Equity	11,540,565	4,908,161
Interest Rate	29,288,693	41,489,053
JPMorgan SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	23,285,296	20,953,121
Interest Rate	5,547,519	4,175,943
Short Futures Contracts:
Equity	7,266,731	2,779,320
Interest Rate	16,560,247	24,255,072
JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	63,525,102	66,700,756
Interest Rate	9,968,619	6,084,952
Short Futures Contracts:
Equity	19,645,819	8,692,767
Interest Rate	56,057,048	66,567,172
JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	230,382,949	262,657,731
Interest Rate	33,776,538	12,408,529
Short Futures Contracts:
Equity	39,228,233	18,154,281
Interest Rate	135,206,575	156,081,972
JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	211,283,976	264,847,585
Interest Rate	39,825,052	20,283,172
Short Futures Contracts:
Equity	40,370,183	19,691,777
Interest Rate	149,947,287	186,753,116
JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	349,012,473	401,813,172
Interest Rate	62,930,577	31,379,261
Short Futures Contracts:
Equity	71,489,840	33,824,914
Interest Rate	258,954,045	341,514,569
JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	198,396,667	267,294,687
Interest Rate	32,220,619	18,374,168
Short Futures Contracts:
Equity	38,602,424	19,455,239
Interest Rate	140,625,765	216,014,553
JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	243,940,227	283,245,382
Interest Rate	46,293,405	21,953,551
Short Futures Contracts:
Equity	49,806,232	23,949,458
Interest Rate	186,727,798	245,899,106

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$99,730,822	$126,971,901
Interest Rate	17,592,026	9,425,710
Short Futures Contracts:
Equity	19,912,952	10,348,531
Interest Rate	74,557,232	111,983,681
JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	85,150,330	105,046,538
Interest Rate	15,681,307	7,516,705
Short Futures Contracts:
Equity	17,057,765	8,337,960
Interest Rate	64,365,679	88,792,106

The Funds’ futures contracts are not subject to master netting arrangements.

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$592,709
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,811,028

Total		$2,403,737

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(121,120)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(251,895)

Total		$(373,015)

JPMorgan SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$309,439
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	940,713

Total		$1,250,152

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(52,833)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(142,641)

Total		$(195,474)

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

JPMorgan SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$772,436
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,913,782

Total		$3,686,218

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(75,629)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(446,123)

Total		$(521,752)

JPMorgan SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,749,959
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	10,925,096

Total		$12,675,055

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(154,223)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(931,691)

Total		$(1,085,914)

JPMorgan SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,121,405
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	10,845,212

Total		$12,966,617

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(215,100)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,010,608)

Total		$(1,225,708)

JPMorgan SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,913,627
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	16,856,098

Total		$20,769,725

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(342,880)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,735,927)

Total		$(2,078,807)

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,409,677
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	10,668,046

Total		$13,077,723

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(191,967)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(998,464)

Total		$(1,190,431)

JPMorgan SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,825,055
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	11,593,242

Total		$14,418,297

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(239,436)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,229,115)

Total		$(1,468,551)

JPMorgan SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,293,541
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,083,910

Total		$6,377,451

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(98,039)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(531,098)

Total		$(629,137)

JPMorgan SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,018,152
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,103,915

Total		$5,122,067

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(81,491)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(427,915)

Total		$(509,406)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2013, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$51,888
Equity contracts	3,263,460

Total	$3,315,348

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$178,352
Equity contracts	1,482,937

Total	$1,661,289

JPMorgan SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$19,118
Equity contracts	2,102,401

Total	$2,121,519

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$99,705
Equity contracts	751,350

Total	$851,055

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(252,541)
Equity contracts	5,384,989

Total	$5,132,448

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$350,945
Equity contracts	2,376,436

Total	$2,727,381

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,682,704)
Equity contracts	19,570,553

Total	$17,887,849

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$984,133
Equity contracts	10,064,581

Total	$11,048,714

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,658,779)
Equity contracts	18,017,705

Total	$16,358,926

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$3,083,389
Equity contracts	7,836,168

Total	$10,919,557

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(2,198,633)
Equity contracts	30,116,485

Total	$27,917,852

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,096,859
Equity contracts	14,559,282

Total	$16,656,141

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,344,864)
Equity contracts	15,795,511

Total	$14,450,647

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,471,162
Equity contracts	9,336,814

Total	$10,807,976

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,662,961)
Equity contracts	21,203,082

Total	$19,540,121

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,622,941
Equity contracts	10,220,661

Total	$11,843,602

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(691,041)
Equity contracts	8,588,036

Total	$7,896,995

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$844,828
Equity contracts	4,414,323

Total	$5,259,151

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(509,908)
Equity contracts	7,467,546

Total	$6,957,638

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$627,724
Equity contracts	3,444,949

Total	$4,072,673

The Funds’ derivatives contracts held at December 31, 2013 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the Underlying Funds:

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,259,772	$3,750,864	$6,120,000	$(573,172)	$865	517,606	$6,832,401
JPMorgan Core Bond Fund, Class R6 Shares	214,163,598	83,264,484	—	1,476,674	3,787,809	25,506,677	292,816,651
JPMorgan Corporate Bond Fund, Class R6 Shares	29,441,761	10,412,441	—	—	512,441	4,173,482	40,065,430
JPMorgan Disciplined Equity Fund, Class R6 Shares	65,391,393	25,405,451	—	5,410,450	595,001	4,408,066	97,726,817
JPMorgan Emerging Economies Fund, Class R5 Shares	8,511,484	134,248	—	—	134,247	694,553	9,181,997
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,834,754	4,759,031	8,000,000	(548,677)	659,032	2,492,626	20,165,348
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,787,306	1,899,503	—	—	99,502	571,222	12,966,739
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,993,854	—	8,632,499	(794,264)	—	47,497	441,250
JPMorgan Floating Rate Income Fund, Select Class Shares	18,000,000	17,334,488	—	22,200	512,289	3,519,735	35,549,321
JPMorgan Growth Advantage Fund, Class R5 Shares	18,130,772	6,230,802	—	1,230,801	—	2,026,690	28,292,597
JPMorgan High Yield Fund, Class R6 Shares	64,639,722	29,827,502	13,300,000	2,120,444	2,416,652	10,094,797	80,556,483
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	37,632,886	9,317,303	—	60,236	257,066	4,506,811	46,780,702
JPMorgan International Equity Fund, Class R6 Shares	19,638,966	2,866,297	—	—	66,297	1,553,551	25,571,446
JPMorgan International Opportunities Fund, Class R6 Shares	19,877,821	3,302,955	—	—	302,955	1,684,598	26,549,258
JPMorgan International Realty Fund, Class R5 Shares	8,201,306	273,038	—	—	273,038	868,159	8,707,633
JPMorgan Intrepid America Fund, Class R5 Shares	15,509,050	204,989	—	—	204,990	524,019	18,167,750
JPMorgan Intrepid International Fund, Institutional Class Shares	12,859,630	227,549	—	—	227,549	746,559	15,423,912
JPMorgan Mid Cap Core Fund, Class R6 Shares	11,727,181	1,595,824	—	1,535,848	59,977	642,707	13,933,881
JPMorgan Prime Money Market Fund, Institutional Class Shares	72,426,404	194,122,930	157,919,627	1,085	11,227	108,629,707	108,629,707
JPMorgan Real Return Fund, Institutional Class Shares	18,943,288	3,126,643	10,000,000	(587,920)	57,154	1,195,885	11,659,875
JPMorgan Realty Income Fund, Class R5 Shares	10,824,951	185,090	5,875,000	190,041	61,461	410,289	4,570,624
JPMorgan Small Cap Equity Fund, Class R5	2,025,560	121,771	—	108,927	12,845	48,373	2,399,286
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,922,442	301,173	—	301,172	—	229,402	3,603,912
JPMorgan Small Cap Value Fund, Class R6 Shares	2,857,920	92,745	—	76,831	15,913	118,318	3,354,309
JPMorgan U.S. Equity Fund, Class R6 Shares	8,389,836	690,780	—	636,517	54,264	705,384	9,960,019
JPMorgan Value Advantage Fund, Institutional Class Shares	22,088,546	856,734	—	626,649	230,085	925,201	25,119,214

Total	$737,080,203			$11,293,842	$10,552,659		$949,026,562

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2010 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,793,060	$485	$1,950,000	$(182,628)	$486	291,291	$3,845,045
JPMorgan Core Bond Fund, Class R6 Shares	137,380,095	27,747,250	—	814,462	2,232,789	14,152,381	162,469,336
JPMorgan Corporate Bond Fund, Class R6 Shares	18,450,200	3,799,466	—	—	299,466	2,328,255	22,351,251
JPMorgan Disciplined Equity Fund, Class R6 Shares	40,872,302	8,287,934	1,300,000	3,193,003	324,758	2,338,273	51,839,523
JPMorgan Emerging Economies Fund, Class R5 Shares	4,915,537	77,530	—	—	77,530	401,117	5,302,770
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,760,785	380,645	4,750,000	(369,604)	380,646	1,373,325	11,110,199
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,366,113	49,877	1,100,000	(73,490)	49,876	286,329	6,499,661
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,663,591	—	5,472,450	(436,229)	—	25,844	240,086
JPMorgan Floating Rate Income Fund, Select Class Shares	11,650,000	7,805,772	—	12,080	293,691	1,939,319	19,587,122
JPMorgan Growth Advantage Fund, Class R5 Shares	12,378,710	676,132	—	676,133	—	1,113,349	15,542,353
JPMorgan High Yield Fund, Class R6 Shares	41,163,737	12,794,432	9,100,000	1,178,458	1,416,616	5,580,753	44,534,409
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	24,071,529	2,185,855	—	35,583	150,270	2,520,632	26,164,158
JPMorgan International Equity Fund, Class R6 Shares	13,461,197	40,399	900,000	25,563	40,398	883,582	14,543,752
JPMorgan International Opportunities Fund, Class R6 Shares	12,558,000	1,163,009	1,500,000	184,434	163,008	906,418	14,285,147
JPMorgan International Realty Fund, Class R5 Shares	4,811,641	160,188	—	—	160,189	509,342	5,108,698
JPMorgan Intrepid America Fund, Class R5 Shares	9,215,814	914,774	1,500,000	289,107	114,773	293,397	10,172,086
JPMorgan Intrepid International Fund, Institutional Class Shares	7,754,365	122,230	900,000	22,754	122,229	401,018	8,285,037
JPMorgan Mid Cap Core Fund, Class R6 Shares	6,647,449	904,578	—	870,581	33,998	364,313	7,898,297
JPMorgan Prime Money Market Fund, Institutional Class Shares	45,226,234	70,413,805	62,635,763	594	6,404	53,004,276	53,004,276
JPMorgan Real Return Fund, Institutional Class Shares	12,220,459	75,603	5,600,000	(81,621)	36,871	663,863	6,472,667
JPMorgan Realty Income Fund, Class R5 Shares	6,872,880	102,964	4,150,000	204,831	35,511	223,854	2,493,734
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,623,170	97,581	—	87,288	10,293	38,763	1,922,653
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,504,749	155,071	—	155,072	—	118,118	1,855,633
JPMorgan Small Cap Value Fund, Class R6 Shares	2,638,326	43,535	1,400,000	178,663	7,470	55,541	1,574,581
JPMorgan U.S. Equity Fund, Class R6 Shares	6,508,995	435,025	1,300,000	446,733	34,173	444,220	6,272,388
JPMorgan Value Advantage Fund, Institutional Class Shares	12,357,652	479,308	—	350,585	128,723	517,613	14,053,189

Total	$468,866,590			$7,582,352	$6,120,168		$517,428,051

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,122,928	$1,153	$—	$—	$1,153	690,694	$9,117,159
JPMorgan Core Bond Fund, Class R6 Shares	376,138,410	161,485,070	—	2,685,086	6,899,983	46,087,281	529,081,990
JPMorgan Corporate Bond Fund, Class R6 Shares	49,674,112	22,442,286	—	—	942,287	7,545,880	72,440,451
JPMorgan Disciplined Equity Fund, Class R6 Shares	118,682,574	59,394,723	—	10,265,556	1,129,166	8,617,927	191,059,453
JPMorgan Emerging Economies Fund, Class R5 Shares	25,419,264	5,472,483	—	—	472,483	2,444,475	32,315,965
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	39,551,863	3,441,768	11,000,000	(1,030,052)	1,041,768	3,857,028	31,203,360
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,735,071	5,778,794	—	—	278,794	1,600,493	36,331,199
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	13,622,281	—	13,073,750	(1,077,086)	—	71,930	668,230
JPMoragn Floating Rate Income, Select Class Shares	20,000,000	19,805,187	—	24,969	580,218	3,965,324	40,049,775
JPMorgan Growth Advantage Fund, Class R5 Shares	42,115,972	7,540,888	—	2,540,887	—	4,183,934	58,407,725
JPMorgan High Yield Fund, Class R6 Shares	96,578,944	56,547,262	25,000,000	3,350,016	3,791,004	15,922,542	127,061,884
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,419,624	12,461,074	—	71,618	289,457	5,073,071	52,658,474
JPMorgan International Equity Fund, Class R6 Shares	46,305,296	7,156,734	—	—	156,734	3,684,896	60,653,392
JPMorgan International Opportunities Fund, Class R6 Shares	46,325,051	6,948,285	—	—	698,286	3,882,859	61,193,853
JPMorgan International Realty Fund, Class R5 Shares	16,407,905	546,252	—	—	546,252	1,736,878	17,420,884
JPMorgan Intrepid America Fund, Class R5 Shares	40,555,094	10,152,774	—	—	652,774	1,668,698	57,853,775
JPMorgan Intrepid International Fund, Institutional Class Shares	23,013,079	3,454,728	—	—	454,729	1,491,904	30,822,730
JPMorgan Mid Cap Core Fund, Class R6 Shares	22,816,149	6,509,137	—	3,377,250	131,887	1,413,279	30,639,890
JPMorgan Prime Money Market Fund, Institutional Class Shares	36,080,357	305,405,955	263,034,112	828	6,494	78,452,200	78,452,200
JPMorgan Real Return Fund, Institutional Class Shares	20,391,635	4,138,753	8,500,000	(779,299)	61,524	1,596,099	15,561,963
JPMorgan Realty Income Fund, Class R5 Shares	27,999,092	748,516	7,950,000	601,833	232,927	1,711,100	19,061,651
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,584,205	3,501,407	—	448,516	52,892	199,179	9,879,295
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,962,711	717,541	—	717,542	—	546,551	8,586,310
JPMorgan Small Cap Value Fund, Class R6 Shares	6,906,296	224,120	—	185,665	38,456	285,920	8,105,842
JPMorgan U.S. Equity Fund, Class R6 Shares	33,966,568	11,060,596	4,800,000	3,176,936	231,183	3,135,536	44,273,771
JPMorgan Value Advantage Fund, Institutional Class Shares	48,983,498	7,085,781	—	1,525,623	560,158	2,252,472	61,154,601

Total	$1,243,357,979			$26,085,888	$19,250,609		$1,684,055,822

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$3,986,720	$504	$—	$—	$504	301,833	$3,984,198
JPMorgan Core Bond Fund, Class R6 Shares	712,923,427	317,484,175	—	5,218,080	13,366,096	88,337,071	1,014,109,577
JPMorgan Corporate Bond Fund, Class R6 Shares	97,580,955	40,821,207	—	—	1,821,207	14,487,369	139,078,747
JPMorgan Disciplined Equity Fund, Class R6 Shares	205,739,673	113,183,370	—	18,561,822	2,021,547	15,445,724	342,431,698
JPMorgan Emerging Economies Fund, Class R5 Shares	77,118,245	13,647,510	—	—	1,397,509	7,230,268	95,584,140
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	69,805,591	12,292,915	24,600,000	(2,073,756)	1,892,916	6,947,568	56,205,823
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	95,861,882	20,561,773	—	—	911,774	5,234,293	118,818,445
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	24,910,704	—	23,735,950	(1,932,424)	—	151,612	1,408,475
JPMorgan Floating Rate Income Fund, Select Class Shares	10,000,000	10,591,627	—	11,454	280,173	2,050,690	20,711,966
JPMorgan Growth Advantage Fund, Class R5 Shares	116,220,015	19,449,226	—	6,949,226	—	11,442,895	159,742,814
JPMorgan High Yield Fund, Class R6 Shares	171,410,288	104,374,725	42,000,000	5,979,660	6,843,126	29,039,479	231,735,043
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	20,330,101	11,206,437	—	42,805	163,631	3,032,124	31,473,451
JPMorgan International Equity Fund, Class R6 Shares	123,294,360	16,914,793	—	—	414,794	9,678,406	159,306,557
JPMorgan International Opportunities Fund, Class R6 Shares	119,836,799	23,878,558	—	—	1,878,558	10,445,828	164,626,247
JPMorgan International Realty Fund, Class R5 Shares	37,308,696	6,919,024	—	—	1,419,023	4,511,965	45,255,010
JPMorgan Intrepid America Fund, Class R5 Shares	112,810,697	28,823,791	—	—	1,823,791	4,662,191	161,638,165
JPMorgan Intrepid International Fund, Institutional Class Shares	61,010,827	7,174,610	—	—	1,174,609	3,853,735	79,618,157
JPMorgan Mid Cap Core Fund, Class R6 Shares	64,798,710	16,132,292	—	9,270,274	362,019	3,879,335	84,103,987
JPMorgan Prime Money Market Fund, Institutional Class Shares	63,915,391	578,311,122	508,752,323	1,413	10,004	133,474,190	133,474,190
JPMorgan Real Return Fund, Institutional Class Shares	10,190,053	63,042	—	32,296	30,745	1,030,537	10,047,738
JPMorgan Realty Income Fund, Class R5 Shares	71,869,584	2,170,692	13,500,000	461,877	662,810	5,004,264	55,747,505
JPMorgan Small Cap Equity Fund, Class R5 Shares	9,950,237	19,629,983	—	1,458,043	171,940	647,495	32,115,759
JPMorgan Small Cap Growth Fund, Class R6 Shares	18,849,883	1,942,575	—	1,942,575	—	1,479,656	23,245,393
JPMorgan Small Cap Value Fund, Class R6 Shares	18,808,815	610,378	—	505,647	104,731	778,684	22,075,695
JPMorgan U.S. Equity Fund, Class R6 Shares	103,237,763	33,328,636	—	9,470,013	758,623	10,494,607	148,183,851
JPMorgan Value Advantage Fund, Institutional Class Shares	123,283,154	28,121,478	—	4,111,770	1,509,708	6,070,730	164,820,326

Total	$2,545,052,570			$60,010,775	$39,019,838		$3,499,542,957

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$348,435,537	$218,071,622	$—	$2,974,449	$7,147,174	48,574,441	$557,634,588
JPMorgan Corporate Bond Fund, Class R6 Shares	48,889,136	35,986,644	—	—	986,644	8,879,107	85,239,428
JPMorgan Disciplined Equity Fund, Class R6 Shares	163,110,569	121,291,500	—	16,545,465	1,746,035	13,666,738	302,991,576
JPMorgan Emerging Economies Fund, Class R5 Shares	59,555,630	23,062,847	—	—	1,262,847	6,533,566	86,373,742
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	39,086,265	10,161,865	10,600,000	(1,174,227)	1,161,865	4,666,074	37,748,536
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	75,530,274	26,096,171	—	—	796,172	4,570,648	103,753,713
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,676,635	4,100,001	16,201,040	(749,567)	—	112,916	1,048,986
JPMorgan Growth Advantage Fund, Class R5 Shares	86,346,678	34,275,848	—	6,075,848	—	10,004,753	139,666,352
JPMorgan High Yield Fund, Class R6 Shares	111,538,142	75,524,112	18,000,000	4,214,652	4,661,654	20,981,907	167,435,614
JPMorgan International Equity Fund, Class R6 Shares	93,892,316	32,340,981	—	—	340,982	8,601,983	141,588,645
JPMorgan International Opportunities Fund, Class R6 Shares	94,606,358	32,796,867	—	—	1,646,866	9,157,496	144,322,131
JPMorgan International Realty Fund, Class R5 Shares	29,272,310	974,534	—	—	974,534	3,098,654	31,079,503
JPMorgan Intrepid America Fund, Class R5 Shares	87,996,779	33,559,971	—	—	1,559,972	3,987,785	138,256,516
JPMorgan Intrepid International Fund, Institutional Class Shares	44,729,067	15,425,360	—	—	1,025,359	3,364,067	69,501,629
JPMorgan Mid Cap Core Fund, Class R6 Shares	51,388,048	24,425,158	—	8,589,716	335,442	3,594,542	77,929,670
JPMorgan Prime Money Market Fund, Institutional Class Shares	35,006,207	511,211,631	432,864,148	782	6,462	113,353,690	113,353,690
JPMorgan Realty Income Fund, Class R5 Shares	51,639,746	5,472,268	1,850,000	1,221,293	589,466	4,589,149	51,123,125
JPMorgan Small Cap Equity Fund, Class R5 Shares	14,321,910	6,139,594	—	1,019,384	120,211	452,693	22,453,580
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,105,330	4,552,755	—	1,552,755	—	1,182,731	18,580,704
JPMorgan Small Cap Value Fund, Class R6 Shares	12,927,739	3,505,871	—	422,019	83,852	649,899	18,424,632
JPMorgan U.S. Equity Fund, Class R6 Shares	83,882,502	35,027,300	—	7,888,988	638,312	9,111,264	128,651,051
JPMorgan Value Advantage Fund, Institutional Class Shares	92,844,380	31,097,700	—	3,362,938	1,234,761	4,965,134	134,803,382

Total	$1,649,781,558			$51,944,495	$26,318,610		$2,571,960,793

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$328,542,204	$167,973,707	$—	$2,595,686	$6,453,020	42,564,315	$488,638,337
JPMorgan Corporate Bond Fund, Class R6 Shares	44,385,430	20,494,967	—	—	844,968	6,786,448	65,149,899
JPMorgan Disciplined Equity Fund, Class R6 Shares	239,617,803	177,033,747	—	23,534,722	2,499,024	20,038,503	444,253,611
JPMorgan Emerging Economies Fund, Class R5 Shares	92,160,786	23,883,473	—	—	1,783,472	9,227,115	121,982,456
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	49,069,772	1,213,343	12,125,000	(1,302,932)	1,213,342	4,615,040	37,335,677
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	114,394,197	35,875,190	—	—	1,175,190	6,746,508	153,145,723
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	13,968,651	5,000,001	18,000,000	(963,978)	—	138,774	1,289,210
JPMorgan Growth Advantage Fund, Class R5 Shares	134,077,529	41,377,691	—	8,877,690	—	14,618,388	204,072,694
JPMorgan High Yield Fund, Class R6 Shares	151,928,105	74,111,035	9,000,000	5,464,816	5,955,147	26,962,567	215,161,289
JPMorgan International Equity Fund, Class R6 Shares	144,452,599	42,510,213	—	—	510,213	12,768,793	210,174,331
JPMorgan International Opportunities Fund, Class R6 Shares	146,374,456	34,857,573	—	—	2,357,573	13,109,419	206,604,447
JPMorgan International Realty Fund, Class R5 Shares	38,898,482	6,455,389	—	—	1,455,389	4,627,593	46,414,755
JPMorgan Intrepid America Fund, Class R5 Shares	131,812,871	38,192,068	—	—	2,192,068	5,603,624	194,277,628
JPMorgan Intrepid International Fund, Institutional Class Shares	71,582,080	24,131,618	—	—	1,631,618	5,353,121	110,595,489
JPMorgan Mid Cap Core Fund, Class R6 Shares	77,623,848	31,940,556	—	12,454,200	486,356	5,211,714	112,989,960
JPMorgan Prime Money Market Fund, Institutional Class Shares	66,236,727	602,163,804	526,210,575	1,273	8,701	142,189,956	142,189,956
JPMorgan Realty Income Fund, Class R5 Shares	80,485,950	2,892,620	2,750,000	1,904,601	869,365	6,714,648	74,801,181
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,777,219	13,836,510	—	1,642,784	193,726	729,536	36,184,992
JPMorgan Small Cap Growth Fund, Class R6 Shares	22,128,295	2,280,429	—	2,280,433	—	1,737,001	27,288,280
JPMorgan Small Cap Value Fund, Class R6 Shares	17,943,666	5,733,497	—	607,640	125,856	935,751	26,528,553
JPMorgan U.S. Equity Fund, Class R6 Shares	131,363,448	39,837,022	—	11,875,028	961,994	13,159,830	185,816,797
JPMorgan Value Advantage Fund, Institutional Class Shares	146,082,266	35,484,546	—	4,925,913	1,808,634	7,272,752	197,455,228

Total	$2,262,906,384			$73,897,876	$32,525,656		$3,302,350,493

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$102,245,852	$81,285,943	$—	$978,112	$2,207,833	15,744,701	$180,749,169
JP Morgan Corporate Bond Fund, Class R6 Shares	14,478,529	18,328,429	—	—	328,429	3,436,983	32,995,041
JPMorgan Disciplined Equity Fund, Class R6 Shares	136,562,983	126,593,503	—	15,481,191	1,562,312	12,568,605	278,645,963
JPMorgan Emerging Economies Fund, Class R5 Shares	49,768,267	22,199,708	—	—	1,099,708	5,689,540	75,215,712
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,510,150	2,998,196	6,200,000	(596,826)	498,196	1,988,552	16,087,385
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	62,177,420	30,169,811	—	—	719,811	4,132,275	93,802,646
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,655,868	2,500,001	7,400,000	(371,889)	—	94,502	877,926
JPMorgan Growth Advantage Fund, Class R5 Shares	72,737,031	42,137,678	—	5,487,677	—	9,425,856	131,584,950
JPMorgan High Yield Fund, Class R6 Shares	70,092,249	44,777,969	—	2,923,908	2,954,060	14,271,525	113,886,769
JPMorgan International Equity Fund, Class R6 Shares	79,257,440	43,815,256	5,000,000	(13,212)	315,255	8,006,619	131,788,945
JPMorgan International Opportunities Fund, Class R6 Shares	79,525,072	34,871,971	—	—	1,471,971	8,184,980	128,995,285
JPMorgan International Realty Fund, Class R5 Shares	22,678,932	755,028	—	—	755,027	2,400,705	24,079,068
JPMorgan Intrepid America Fund, Class R5 Shares	78,284,681	31,713,417	—	—	1,413,418	3,613,146	125,267,773
JPMorgan Intrepid International Fund, Institutional Class Shares	42,245,466	16,297,174	—	—	997,174	3,271,596	67,591,170
JPMorgan Mid Cap Core Fund, Class R6 Shares	40,270,853	23,738,879	—	7,255,539	283,340	3,036,228	65,825,432
JPMorgan Prime Money Market Fund, Institutional Class Shares	25,040,636	416,697,198	346,509,495	663	4,809	95,228,339	95,228,339
JPMorgan Realty Income Fund, Class R5 Shares	42,728,238	6,353,831	—	1,229,651	524,181	4,080,884	45,461,047
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,903,628	7,463,129	—	950,984	112,145	422,318	20,946,968
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,094,837	4,516,446	—	1,516,447	—	1,155,075	18,146,223
JPMorgan Small Cap Value Fund, Class R6 Shares	11,657,688	6,449,624	—	458,492	91,131	706,066	20,016,968
JPMorgan U.S. Equity Fund, Class R6 Shares	73,458,395	38,582,889	—	7,727,412	605,477	8,563,469	120,916,185
JPMorgan Value Advantage Fund, Institutional Class Shares	77,741,163	40,210,177	—	3,050,232	1,119,946	4,702,403	127,670,237

Total	$1,130,115,378			$46,078,381	$17,064,223		$1,915,779,201

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$103,609,185	$52,830,203	$—	$833,186	$2,097,017	13,411,808	$153,967,553
JPMorgan Corporate Bond Fund, Class R6 Shares	12,507,116	10,793,365	—	—	293,366	2,435,414	23,379,976
JPMorgan Disciplined Equity Fund, Class R6 Shares	194,384,527	144,013,174	—	19,954,370	2,058,805	16,215,848	359,505,342
JPMorgan Emerging Economies Fund, Class R5 Shares	72,212,601	21,333,624	—	—	1,433,625	7,417,119	98,054,310
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,783,024	10,125,084	8,150,000	(534,279)	625,083	2,626,520	21,248,551
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	87,851,324	26,796,516	—	—	896,517	5,146,707	116,830,247
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,861,161	—	9,000,000	(678,735)	—	110,157	1,023,361
JPMorgan Growth Advantage Fund, Class R5 Shares	106,558,509	39,291,669	—	7,341,668	—	12,089,108	168,763,946
JPMorgan High Yield Fund, Class R6 Shares	94,794,383	40,460,976	—	3,443,017	3,667,958	16,805,281	134,106,142
JPMorgan International Equity Fund, Class R6 Shares	113,785,311	39,264,492	—	—	414,492	10,414,548	171,423,462
JPMorgan International Opportunities Fund, Class R6 Shares	114,721,622	33,520,369	—	—	1,920,369	10,678,326	168,290,412
JPMorgan International Realty Fund, Class R5 Shares	31,285,515	1,041,558	—	—	1,041,558	3,311,764	33,216,998
JPMorgan Intrepid America Fund, Class R5 Shares	111,319,430	30,528,317	—	—	1,828,318	4,673,761	162,039,303
JPMorgan Intrepid International Fund, Institutional Class Shares	60,285,164	20,476,870	—	—	1,376,870	4,517,328	93,328,000
JPMorgan Mid Cap Core Fund, Class R6 Shares	58,878,372	22,689,526	—	9,277,233	362,290	3,882,248	84,167,132
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,880,023	417,238,843	364,813,778	710	5,849	91,305,088	91,305,088
JPMorgan Realty Income Fund, Class R5 Shares	66,241,453	2,460,430	—	1,725,063	735,367	5,725,026	63,776,794
JPMorgan Small Cap Equity Fund, Class R5 Shares	12,576,953	8,046,764	—	1,025,796	120,968	455,541	22,594,832
JPMorgan Small Cap Growth Fund, Class R6 Shares	17,019,057	6,114,592	—	2,114,591	—	1,610,681	25,303,793
JPMorgan Small Cap Value Fund, Class R6 Shares	16,944,437	5,692,614	—	578,645	113,969	891,100	25,262,684
JPMorgan U.S. Equity Fund, Class R6 Shares	105,864,014	41,511,467	—	10,194,880	816,587	11,297,901	159,526,356
JPMorgan Value Advantage Fund, Institutional Class Shares	113,734,499	31,372,893	—	3,929,946	1,442,948	5,802,280	157,531,897

Total	$1,563,097,680			$59,206,091	$21,251,956		$2,334,646,179

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$37,713,383	$32,342,210	$—	$373,326	$868,884	6,009,438	$68,988,353
JPMorgan Corporate Bond Fund, Class R6 Shares	5,782,386	5,126,646	—	—	126,647	1,139,427	10,938,495
JPMorgan Disciplined Equity Fund, Class R6 Shares	71,342,625	78,089,496	—	8,656,996	882,501	7,113,553	157,707,476
JPMorgan Emerging Economies Fund, Class R5 Shares	26,285,758	14,571,055	—	—	621,055	3,213,140	42,477,713
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	8,118,417	3,494,601	2,400,000	(218,441)	244,599	1,119,650	9,057,972
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	32,417,136	18,498,268	—	—	398,268	2,286,372	51,900,635
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,490,632	—	3,200,000	(233,313)	—	37,529	348,647
JPMorgan Growth Advantage Fund, Class R5 Shares	39,144,788	22,994,289	—	3,094,289	—	5,095,190	71,128,853
JPMorgan High Yield Fund, Class R6 Shares	33,582,857	26,116,003	—	1,518,424	1,497,579	7,411,391	59,142,902
JPMorgan International Equity Fund, Class R6 Shares	41,545,454	24,824,625	—	—	174,625	4,478,167	73,710,625
JPMorgan International Opportunities Fund, Class R6 Shares	41,536,992	26,876,977	—	—	826,977	4,843,932	76,340,369
JPMorgan International Realty Fund, Class R5 Shares	11,102,698	3,413,054	—	—	463,054	1,472,340	14,767,574
JPMorgan Intrepid America Fund, Class R5 Shares	40,789,706	22,203,352	—	—	803,352	2,053,623	71,199,096
JPMorgan Intrepid International Fund, Institutional Class Shares	22,867,487	12,849,797	—	—	599,797	1,967,852	40,655,825
JPMorgan Mid Cap Core Fund, Class R6 Shares	21,472,776	15,405,652	—	4,143,830	161,823	1,734,070	37,594,629
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,722,610	240,837,107	218,235,602	278	2,348	39,324,115	39,324,115
JPMorgan Realty Income Fund, Class R5 Shares	23,766,540	882,770	—	618,929	263,840	2,054,062	22,882,254
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,368,603	4,701,209	—	493,064	58,145	218,962	10,860,528
JPMorgan Small Cap Growth Fund, Class R6 Shares	7,044,449	2,903,210	—	903,210	—	687,974	10,808,065
JPMorgan Small Cap Value Fund, Class R6 Shares	5,131,258	3,513,342	—	219,590	43,751	338,164	9,586,942
JPMorgan U.S. Equity Fund, Class R6 Shares	38,394,710	26,753,300	—	4,460,167	343,132	4,942,728	69,791,326
JPMorgan Value Advantage Fund, Institutional Class Shares	41,077,888	23,729,805	—	1,664,157	640,648	2,576,128	69,941,883

Total	$574,699,153			$25,694,506	$9,021,025		$1,019,154,277

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$34,231,431	$21,628,312	$—	$297,359	$730,952	4,786,594	$54,950,101
JPMorgan Corporate Bond Fund, Class R6 Shares	4,810,888	3,598,654	—	—	98,655	879,500	8,443,203
JPMorgan Disciplined Equity Fund, Class R6 Shares	66,272,768	53,956,046	—	7,036,795	719,251	5,740,667	127,270,579
JPMorgan Emerging Economies Fund, Class R5 Shares	24,139,233	9,387,479	—	—	512,480	2,651,407	35,051,606
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7,671,933	2,716,482	2,900,000	(256,897)	216,483	906,308	7,332,035
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,872,910	9,835,263	—	—	310,264	1,781,157	40,432,252
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	2,403,910	—	2,000,000	(144,367)	—	46,852	435,256
JPMorgan Growth Advantage Fund, Class R5 Shares	36,054,480	14,335,159	—	2,535,160	—	4,174,503	58,276,067
JPMorgan High Yield Fund, Class R6 Shares	31,737,157	17,010,877	—	1,239,570	1,271,307	6,050,311	48,281,480
JPMorgan International Equity Fund, Class R6 Shares	38,142,864	15,647,806	—	—	147,805	3,653,159	60,130,991
JPMorgan International Opportunities Fund, Class R6 Shares	39,118,936	13,327,185	—	—	677,185	3,765,526	59,344,687
JPMorgan International Realty Fund, Class R5 Shares	10,200,556	1,372,484	—	—	372,485	1,184,362	11,879,152
JPMorgan Intrepid America Fund, Class R5 Shares	36,342,334	14,501,905	—	—	651,905	1,666,477	57,776,764
JPMorgan Intrepid International Fund, Institutional Class Shares	21,829,208	7,471,188	—	—	471,187	1,627,790	33,630,141
JPMorgan Mid Cap Core Fund, Class R6 Shares	19,081,059	11,666,273	—	3,456,299	134,974	1,446,359	31,357,059
JPMorgan Prime Money Market Fund, Institutional Class Shares	13,264,534	184,429,031	163,124,559	234	1,978	34,569,006	34,569,006
JPMorgan Realty Income Fund, Class R5 Shares	21,589,942	801,923	—	562,246	239,677	1,865,946	20,786,641
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,061,344	3,045,813	—	398,786	47,027	177,095	8,783,914
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,739,029	694,492	—	694,491	—	528,992	8,310,470
JPMorgan Small Cap Value Fund, Class R6 Shares	5,154,195	1,710,839	—	176,150	34,689	271,267	7,690,416
JPMorgan U.S. Equity Fund, Class R6 Shares	36,337,315	13,961,539	—	3,480,619	280,921	3,857,199	54,463,651
JPMorgan Value Advantage Fund, Institutional Class Shares	38,601,267	11,966,701	—	1,365,378	501,322	2,015,882	54,731,198

Total	$528,657,293			$20,841,823	$7,420,547		$823,926,669

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$27,647	$1,143,725	$150,000	$2,269	$4,209	87,892	$1,009,001
JPMorgan Corporate Bond Fund, Class R6 Shares	1,739	50,545	—	—	545	5,463	52,450
JPMorgan Disciplined Equity Fund, Class R6 Shares	3,091,836	9,498,761	720,000	637,221	58,815	553,783	12,277,359
JPMorgan Emerging Economies Fund, Class R5 Shares	828,676	1,437,005	—	—	34,004	175,926	2,325,744
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	257,796	276,166	60,000	(6,049)	11,165	57,578	465,809
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	999,874	1,835,643	175,000	(10,772)	20,642	118,503	2,690,028
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	79,322	35,000	100,000	(4,718)	—	1,709	15,876
JPMorgan Growth Advantage Fund, Class R5 Shares	1,253,227	2,583,174	215,000	164,231	—	285,733	3,988,832
JPMorgan High Yield Fund, Class R6 Shares	1,051,662	1,593,447	375,000	44,903	49,453	281,105	2,243,218
JPMorgan International Equity Fund, Class R6 Shares	1,463,132	2,531,164	785,000	(8,887)	7,664	213,701	3,517,522
JPMorgan International Opportunities Fund, Class R6 Shares	1,403,805	2,490,728	490,000	(2,627)	40,229	238,054	3,751,723
JPMorgan International Realty Fund, Class R5 Shares	370,326	685,046	—	—	33,046	105,074	1,053,891
JPMorgan Intrepid America Fund, Class R5 Shares	1,488,630	2,682,828	460,000	(844)	42,828	117,461	4,072,388
JPMorgan Intrepid International Fund, Institutional Class Shares	817,368	3,633,126	—	—	70,127	230,077	4,753,391
JPMorgan Mid Cap Core Fund, Class R6 Shares	657,600	1,342,094	—	192,985	8,109	92,460	2,004,541
JPMorgan Prime Money Market Fund, Institutional Class Shares	91,085	21,908,085	21,508,763	4	46	490,407	490,407
JPMorgan Realty Income Fund, Class R5 Shares	715,694	470,663	40,000	21,371	11,836	95,669	1,065,750
JPMorgan Small Cap Equity Fund, Class R5 Shares	138,768	2,103,469	45,000	102,878	12,128	45,670	2,265,234
JPMorgan Small Cap Growth Fund, Class R6 Shares	359,615	357,990	227,000	46,000	—	34,756	546,020
JPMorgan Small Cap Value Fund, Class R6 Shares	316,878	38,148	—	9,235	1,913	14,221	403,179
JPMorgan U.S. Equity Fund, Class R6 Shares	1,446,699	2,700,502	375,000	215,950	16,194	280,892	3,966,192
JPMorgan Value Advantage Fund, Institutional Class Shares	1,281,061	2,608,845	175,000	91,240	34,733	144,289	3,917,448

Total	$18,142,440			$1,494,390	$457,686		$56,876,003

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$3,929	$11
JPMorgan SmartRetirement 2010 Fund	3,140	—
JPMorgan SmartRetirement 2015 Fund	14,591	863
JPMorgan SmartRetirement 2020 Fund	24,597	335
JPMorgan SmartRetirement 2025 Fund	23,904	269
JPMorgan SmartRetirement 2030 Fund	21,803	222
JPMorgan SmartRetirement 2035 Fund	22,911	130
JPMorgan SmartRetirement 2040 Fund	19,922	172
JPMorgan SmartRetirement 2045 Fund	15,343	137
JPMorgan SmartRetirement 2050 Fund	13,218	290
JPMorgan SmartRetirement 2055 Fund	479	—

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
JPMorgan SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2055 Fund	0.29	0.94	0.54	0.04	0.19

The expense limitation agreements were in effect for the six months ended December 31, 2013 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$636,704	$190,986
JPMorgan SmartRetirement 2010 Fund	402,518	99,430
JPMorgan SmartRetirement 2015 Fund	1,095,344	173,107
JPMorgan SmartRetirement 2020 Fund	2,208,341	339,927
JPMorgan SmartRetirement 2025 Fund	1,617,231	125,279
JPMorgan SmartRetirement 2030 Fund	2,061,663	340,227
JPMorgan SmartRetirement 2035 Fund	1,171,008	205,151
JPMorgan SmartRetirement 2040 Fund	1,446,606	525,066
JPMorgan SmartRetirement 2045 Fund	610,652	280,883
JPMorgan SmartRetirement 2050 Fund	506,037	343,120
JPMorgan SmartRetirement 2055 Fund	27,327	16,396

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$206,181,705	$51,927,499	$—	$—
JPMorgan SmartRetirement 2010 Fund	68,499,643	40,922,450	—	—
JPMorgan SmartRetirement 2015 Fund	416,615,312	70,323,750	—	—
JPMorgan SmartRetirement 2020 Fund	849,323,321	103,835,950	—	—
JPMorgan SmartRetirement 2025 Fund	773,888,969	46,651,040	—	—
JPMorgan SmartRetirement 2030 Fund	825,115,195	41,875,000	—	—
JPMorgan SmartRetirement 2035 Fund	625,759,059	18,600,000	—	—
JPMorgan SmartRetirement 2040 Fund	588,364,503	17,150,000	—	—
JPMorgan SmartRetirement 2045 Fund	369,289,661	5,600,000	—	—
JPMorgan SmartRetirement 2050 Fund	228,636,420	4,900,000	—	—
JPMorgan SmartRetirement 2055 Fund	40,098,069	4,392,000	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$893,496,975	$78,330,720	$5,067,165	$73,263,555
JPMorgan SmartRetirement 2010 Fund	475,254,422	54,891,894	1,461,394	53,430,500
JPMorgan SmartRetirement 2015 Fund	1,548,465,823	167,304,016	10,743,331	156,560,685
JPMorgan SmartRetirement 2020 Fund	3,144,886,925	402,975,303	24,422,535	378,552,768
JPMorgan SmartRetirement 2025 Fund	2,343,126,181	264,409,413	16,482,153	247,927,260
JPMorgan SmartRetirement 2030 Fund	2,897,503,907	454,201,529	16,105,331	438,096,198
JPMorgan SmartRetirement 2035 Fund	1,721,739,548	217,944,091	6,572,034	211,372,057
JPMorgan SmartRetirement 2040 Fund	2,005,252,006	358,765,301	6,767,993	351,997,308
JPMorgan SmartRetirement 2045 Fund	920,642,979	110,290,085	2,432,490	107,857,595
JPMorgan SmartRetirement 2050 Fund	735,849,413	98,485,884	2,472,527	96,013,357
JPMorgan SmartRetirement 2055 Fund	53,797,226	3,265,719	186,942	3,078,777

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

	2017	2018	Total
JPMorgan SmartRetirement Income Fund	$—	$9,948,441	$9,948,441
JPMorgan SmartRetirement 2010 Fund	1,081,768	13,143,610	14,225,378
JPMorgan SmartRetirement 2015 Fund	—	14,606,406	14,606,406

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JPMorgan SmartRetirement Income, JPMorgan SmartRetirement 2010, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund each have a shareholder or shareholders, which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of the Funds’ outstanding shares.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Commodities Strategy Fund	20%
JPMorgan Core Bond Fund	16
JPMorgan Corporate Bond Fund	86
JPMorgan Disciplined Equity Fund	76
JPMorgan Emerging Economies Fund	59
JPMorgan Emerging Markets Debt Fund	47
JPMorgan Emerging Markets Equity Fund	22
JPMorgan Growth Advantage Fund	35
JPMorgan High Yield Fund	11
JPMorgan Inflation Managed Bond Fund	11
JPMorgan International Equity Fund	49
JPMorgan International Opportunities Fund	68
JPMorgan International Realty Fund	78
JPMorgan Intrepid America Fund	38
JPMorgan Intrepid International Fund	79
JPMorgan Mid Cap Core Fund	53
JPMorgan Real Return Fund	47
JPMorgan Realty Income Fund	49
JPMorgan Small Cap Growth Fund	12
JPMorgan Small Cap Value Fund	11
JPMorgan Value Advantage Fund	19

Additionally, as of December 31, 2013, the Adviser owns a significant portion of the outstanding shares of the SmartRetirement 2055 Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

8. Subsequent Event

On February 12, 2014, the Board of Trustees of the Trust approved the reorganization of JPMorgan SmartRetirement 2010 Fund into JPMorgan SmartRetirement Income Fund. The reorganization is expected to occur on or about June 20, 2014.

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,062.00	$1.40	0.27%
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class C
Actual	1,000.00	1,058.40	4.77	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,060.80	2.70	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual	1,000.00	1,063.10	0.10	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02
Select Class
Actual	1,000.00	1,063.00	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

JPMorgan SmartRetirement 2010 Fund
Class A
Actual	1,000.00	1,062.40	1.46	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,058.70	4.83	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,061.40	2.75	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,064.20	$0.16	0.03%
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,062.90	0.94	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

JPMorgan SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,076.00	1.47	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,072.90	4.86	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,074.80	2.77	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,077.10	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,076.40	0.94	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

JPMorgan SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,093.10	1.48	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,090.00	4.90	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,092.00	2.79	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,094.70	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,093.40	0.95	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,111.90	1.54	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,107.50	4.99	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,109.50	2.87	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,112.90	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2025 Fund (continued)
Select Class
Actual	$1,000.00	$1,112.20	$1.01	0.19%
Hypothetical	1,000.00	1,024.25	0.97	0.19

JPMorgan SmartRetirement 2030 Fund
Class A
Actual	1,000.00	1,127.20	1.55	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,123.30	5.03	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,125.60	2.89	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,128.00	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,127.40	1.02	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,138.60	1.56	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,135.10	5.06	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,137.60	2.91	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,140.60	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,139.20	1.02	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

JPMorgan SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,143.10	1.57	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,139.70	5.07	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,141.70	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,144.50	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,143.40	1.03	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2045 Fund
Class A
Actual	$1,000.00	$1,143.40	$1.57	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,139.80	5.07	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,141.80	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,144.90	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,143.50	1.03	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

JPMorgan SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,143.70	1.57	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,139.60	5.07	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,142.00	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,145.10	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,143.80	1.03	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,145.50	1.57	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,141.20	5.07	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,143.90	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,147.10	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,145.80	1.03	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and the Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and the Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them,

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trust-

ees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Adviser’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods.

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the first, third, and second quintiles for Class A shares and in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s performance was in the third, third, and first quintiles for Class A shares and in the third, second, and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, ,and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the perform-

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

ance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the SmartRetirement 2055 Fund since its inception on January 31, 2012 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the fac-

tors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the fac-

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

tors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and

Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT FUNDS	125

TAX LETTER

(Unaudited)

Foreign Source Income and Foreign Tax Credit Pass-Through

The Funds are required to notify shareholders that for the fiscal period ended June 30, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows:

	Foreign Gross Income	Foreign Tax Pass-Through
SmartRetirement Income Fund	$1,677,106	$117,491
SmartRetirement 2010 Fund	1,094,462	74,802
SmartRetirement 2015 Fund	3,604,452	274,969
SmartRetirement 2020 Fund	8,796,450	700,358
SmartRetirement 2025 Fund	6,200,057	507,676

	Foreign Gross Income	Foreign Tax Pass-Through
SmartRetirement 2030 Fund	$9,844,773	$799,406
SmartRetirement 2035 Fund	5,008,460	413,635
SmartRetirement 2040 Fund	7,774,178	632,829
SmartRetirement 2045 Fund	2,545,986	208,903
SmartRetirement 2050 Fund	2,295,048	190,149
SmartRetirement 2055 Fund	43,353	3,768

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2013 Form 1099-DIV for foreign tax paid.

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2013.	SAN-SR-1213

Semi-Annual Report

JPMorgan SmartRetirement Blend Funds

December 31, 2013 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 12/31/2013
JPMorgan SmartRetirement® Blend Income Fund	6.22%	5.01%	S&P Target Date Retirement Income Index	$18,123,437

JPMorgan SmartRetirement® Blend 2015 Fund	7.60%	8.15%	S&P Target Date 2015 Index	$27,035,423

JPMorgan SmartRetirement® Blend 2020 Fund	9.40%	9.54%	S&P Target Date 2020 Index	$54,099,985

JPMorgan SmartRetirement® Blend 2025 Fund	10.79%	10.73%	S&P Target Date 2025 Index	$37,689,665

JPMorgan SmartRetirement® Blend 2030 Fund	12.18%	11.81%	S&P Target Date 2030 Index	$41,728,751

JPMorgan SmartRetirement® Blend 2035 Fund	13.19%	12.81%	S&P Target Date 2035 Index	$27,910,354

JPMorgan SmartRetirement® Blend 2040 Fund	13.97%	13.52%	S&P Target Date 2040 Index	$29,026,336

JPMorgan SmartRetirement® Blend 2045 Fund	13.87%	14.12%	S&P Target Date 2045 Index	$10,115,575

JPMorgan SmartRetirement® Blend 2050 Fund	13.87%	14.77%	S&P Target Date 2050 Index	$8,381,926

JPMorgan SmartRetirement® Blend 2055 Fund	13.34%	15.31%	S&P Target Date 2055+ Index**	$1,877,588

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Effective November 22, 2013, the Fund’s benchmark changed to the S&P Target Date 2055+ Index from the S&P Target Date 2050 Index. The return for the S&P Target Date 2050+ Index was 14.77% for the six month period.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.4%
U.S. Equity	23.7
International Equity	12.2
Money Market	10.8
Alternative Assets	1.9

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	48.1%
U.S. Equity	29.8
International Equity	15.9
Money Market	3.8
Alternative Assets	2.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	39.1%
U.S. Equity	37.5
International Equity	19.8
Alternative Assets	2.6
Money Market	1.0

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	44.4%
Fixed Income	29.5
International Equity	22.6
Alternative Assets	2.9
Money Market	0.6

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	49.1%
International Equity	26.1
Fixed Income	20.9
Alternative Assets	3.2
Money Market	0.7

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	53.6%
International Equity	28.4
Fixed Income	13.4
Alternative Assets	3.7
Money Market	0.9

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	55.1%
International Equity	29.4
Fixed Income	10.4
Alternative Assets	3.9
Money Market	1.2

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	55.3%
International Equity	29.3
Fixed Income	10.5
Alternative Assets	3.9
Money Market	1.0

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	55.8%
International Equity	29.1
Fixed Income	10.6
Alternative Assets	3.7
Money Market	0.8

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	55.7%
International Equity	29.0
Fixed Income	10.7
Alternative Assets	3.9
Money Market	0.7

*	The percentages indicated are based on total investments as of December 31, 2013. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the reporting period amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends have led to declines in the relatively high yields and strong currencies, causing outflows that lead to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

During the reporting period, the following Funds outperformed their respective benchmarks: JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund and the JPMorgan SmartRetirement Blend 2040 Fund. The following Funds underperformed their respective benchmarks: JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and the JPMorgan SmartRetirement Blend 2055 Fund.

Relative to the S&P Target Date indexes, the Funds’ strategic asset allocation added value in the SmartRetirement Blend Income Fund, but detracted from performance in the remaining Funds, dated 2015 through 2055. During this period, tactical asset allocation contributed positively to performance, largely due to the Funds’ overweight position in U.S. Equities and an underweight position in Core Fixed Income. Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believe have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		6.01%	6.87%	7.32%
With Sales Charge**		1.22	2.04	4.06
CLASS C SHARES	7/2/12
Without CDSC		5.70	6.25	6.70
With CDSC***		4.70	5.25	6.70
CLASS R2 SHARES	7/2/12	5.88	6.60	7.06
CLASS R5 SHARES	7/2/12	6.21	7.26	7.71
CLASS R6 SHARES	7/2/12	6.22	7.35	7.79
SELECT CLASS SHARES	7/2/12	6.12	7.05	7.50

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		7.45%	9.37%	9.58%
With Sales Charge**		2.62	4.46	6.25
CLASS C SHARES	7/2/12
Without CDSC		7.14	8.74	8.94
With CDSC***		6.14	7.74	8.94
CLASS R2 SHARES	7/2/12	7.32	9.11	9.31
CLASS R5 SHARES	7/2/12	7.64	9.77	9.97
CLASS R6 SHARES	7/2/12	7.60	9.80	10.01
SELECT CLASS SHARES	7/2/12	7.55	9.56	9.75

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		9.18%	12.56%	12.26%
With Sales Charge**		4.24	7.48	8.85
CLASS C SHARES	7/2/12
Without CDSC		8.93	11.98	11.61
With CDSC***		7.93	10.98	11.61
CLASS R2 SHARES	7/2/12	9.04	12.29	11.99
CLASS R5 SHARES	7/2/12	9.38	12.97	12.66
CLASS R6 SHARES	7/2/12	9.40	13.00	12.70
SELECT CLASS SHARES	7/2/12	9.30	12.77	12.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		10.58%	15.14%	14.34%
With Sales Charge**		5.58	9.97	10.87
CLASS C SHARES	7/2/12
Without CDSC		10.25	14.48	13.68
With CDSC***		9.25	13.48	13.68
CLASS R2 SHARES	7/2/12	10.44	14.86	14.06
CLASS R5 SHARES	7/2/12	10.71	15.56	14.75
CLASS R6 SHARES	7/2/12	10.79	15.59	14.79
SELECT CLASS SHARES	7/2/12	10.67	15.33	14.52

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		12.03%	17.65%	16.27%
With Sales Charge**		6.96	12.38	12.74
CLASS C SHARES	7/2/12
Without CDSC		11.64	16.91	15.55
With CDSC***		10.64	15.91	15.55
CLASS R2 SHARES	7/2/12	11.83	17.30	15.95
CLASS R5 SHARES	7/2/12	12.17	18.02	16.64
CLASS R6 SHARES	7/2/12	12.18	18.05	16.68
SELECT CLASS SHARES	7/2/12	12.09	17.81	16.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		12.97%	19.53%	17.84%
With Sales Charge**		7.86	14.12	14.26
CLASS C SHARES	7/2/12
Without CDSC		12.65	18.77	17.12
With CDSC***		11.65	17.77	17.12
CLASS R2 SHARES	7/2/12	12.83	19.24	17.55
CLASS R5 SHARES	7/2/12	13.18	19.96	18.26
CLASS R6 SHARES	7/2/12	13.19	19.99	18.30
SELECT CLASS SHARES	7/2/12	13.01	19.66	17.98

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		13.81%	20.60%	18.64%
With Sales Charge**		8.68	15.15	15.04
CLASS C SHARES	7/2/12
Without CDSC		13.42	19.84	17.92
With CDSC***		12.42	18.84	17.92
CLASS R2 SHARES	7/2/12	13.61	20.24	18.31
CLASS R5 SHARES	7/2/12	14.02	21.03	19.07
CLASS R6 SHARES	7/2/12	13.97	21.01	19.06
SELECT CLASS SHARES	7/2/12	13.87	20.76	18.81

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		13.58%	20.46%	18.51%
With Sales Charge**		8.46	15.02	14.91
CLASS C SHARES	7/2/12
Without CDSC		13.32	19.77	17.83
With CDSC***		12.32	18.77	17.83
CLASS R2 SHARES	7/2/12	13.45	20.17	18.23
CLASS R5 SHARES	7/2/12	13.79	20.89	18.93
CLASS R6 SHARES	7/2/12	13.87	21.00	19.02
SELECT CLASS SHARES	7/2/12	13.67	20.64	18.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		13.59%	20.53%	18.55%
With Sales Charge**		8.47	15.08	14.95
CLASS C SHARES	7/2/12
Without CDSC		13.32	19.83	17.87
With CDSC***		12.32	18.83	17.87
CLASS R2 SHARES	7/2/12	13.52	20.23	18.27
CLASS R5 SHARES	7/2/12	13.86	20.96	18.97
CLASS R6 SHARES	7/2/12	13.87	21.06	19.06
SELECT CLASS SHARES	7/2/12	13.70	20.74	18.75

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		13.12%	19.90%	18.14%
With Sales Charge**		8.02	14.48	14.55
CLASS C SHARES	7/2/12
Without CDSC		12.80	19.15	17.42
With CDSC***		11.80	18.15	17.42
CLASS R2 SHARES	7/2/12	12.92	19.55	17.81
CLASS R5 SHARES	7/2/12	13.33	20.32	18.55
CLASS R6 SHARES	7/2/12	13.34	20.37	18.60
SELECT CLASS SHARES	7/2/12	13.21	20.09	18.32

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

Effective November 22, 2013, the Fund’s primary benchmark changed from the S&P Target Date 2050 Index to the S&P Target Date 2055+ Index to more closely align the Fund’s primary benchmark to its target retirement date. The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2050 Index, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index and the S&P Target Date 2055+ Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index and the S&P Target Date 2050 Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Indices are reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Indices are rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The indices returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 51.4%
	Fixed Income — 16.8%
1,945	iShares Barclays TIPS Bond ETF	213,756
26,591	iShares Core Total U.S. Bond Market ETF	2,830,080

	Total Fixed Income	3,043,836

	International Equity — 11.0%
22,904	iShares MSCI EAFE ETF	1,535,942
4,684	iShares MSCI Emerging Markets ETF	195,651
5,293	SPDR S&P Global Natural Resources ETF	265,920

	Total International Equity	1,997,513

	U.S. Equity — 23.6%
4,215	iShares Russell 2000 ETF	486,032
2,613	iShares Russell Mid-Cap ETF	391,898
20,123	Vanguard S&P 500 ETF	3,403,805

	Total U.S. Equity	4,281,735

	Total Exchange Traded Funds (Cost $8,792,334)	9,323,084

Investment Companies — 48.4% (b)
	Alternative Assets — 1.9%
9,530	JPMorgan Commodities Strategy Fund, Class R6 Shares	125,793
12,661	JPMorgan International Realty Fund, Class R5 Shares	126,986
7,688	JPMorgan Realty Income Fund, Class R5 Shares	85,643

	Total Alternative Assets	338,422

	Fixed Income — 34.5%
217,571	JPMorgan Core Bond Fund, Class R6 Shares	2,497,717
34,676	JPMorgan Corporate Bond Fund, Class R6 Shares	332,891

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
47,997	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	388,299
822	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	7,637
65,225	JPMorgan Floating Rate Income Fund, Select Class Shares	658,769
187,179	JPMorgan High Yield Fund, Class R6 Shares	1,493,687
84,082	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	872,768

	Total Fixed Income	6,251,768

	International Equity — 1.2%
6,495	JPMorgan Emerging Economies Fund, Class R5 Shares	85,858
5,824	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	132,206

	Total International Equity	218,064

	Money Market — 10.8%
1,958,942	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	1,958,942

	Total Investment Companies (Cost $8,872,365)	8,767,196

	Total Investments — 99.8% (Cost $17,664,699)	18,090,280
	Other Assets in Excess of Liabilities — 0.2%	33,157

	NET ASSETS — 100.0%	$18,123,437

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 59.9%
	Fixed Income — 16.8%
1,943	iShares Barclays TIPS Bond ETF	213,535
40,611	iShares Core Total U.S. Bond Market ETF	4,322,229

	Total Fixed Income	4,535,764

	International Equity — 13.5%
42,965	iShares MSCI EAFE ETF	2,881,233
13,635	iShares MSCI Emerging Markets ETF	569,534
3,986	SPDR S&P Global Natural Resources ETF	200,257

	Total International Equity	3,651,024

	U.S. Equity — 29.6%
7,323	iShares Russell 2000 ETF	844,415
5,080	iShares Russell Mid-Cap ETF	761,898
37,738	Vanguard S&P 500 ETF	6,383,383

	Total U.S. Equity	7,989,696

	Total Exchange Traded Funds (Cost $14,989,992)	16,176,484

Investment Companies — 39.2% (b)
	Alternative Assets — 2.4%
10,872	JPMorgan Commodities Strategy Fund, Class R6 Shares	143,506
30,097	JPMorgan International Realty Fund, Class R5 Shares	301,877
18,552	JPMorgan Realty Income Fund, Class R5 Shares	206,671

	Total Alternative Assets	652,054

	Fixed Income — 30.9%
326,168	JPMorgan Core Bond Fund, Class R6 Shares	3,744,409
50,325	JPMorgan Corporate Bond Fund, Class R6 Shares	483,117

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
68,549	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	554,563
960	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,919
63,937	JPMorgan Floating Rate Income Fund, Select Class Shares	645,765
256,835	JPMorgan High Yield Fund, Class R6 Shares	2,049,541
82,972	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	861,247

	Total Fixed Income	8,347,561

	International Equity — 2.2%
21,281	JPMorgan Emerging Economies Fund, Class R5 Shares	281,339
13,879	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	315,050

	Total International Equity	596,389

	Money Market — 3.7%
1,010,669	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	1,010,669

	Total Investment Companies (Cost $10,854,161)	10,606,673

	Total Investments — 99.1% (Cost $25,844,153)	26,783,157
	Other Assets in Excess of Liabilities — 0.9%	252,266

	NET ASSETS — 100.0%	$27,035,423

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 68.9%
	Fixed Income — 14.8%
940	iShares Barclays TIPS Bond ETF	103,306
74,478	iShares Core Total U.S. Bond Market ETF	7,926,694

	Total Fixed Income	8,030,000

	International Equity — 16.6%
107,161	iShares MSCI EAFE ETF	7,186,217
41,694	iShares MSCI Emerging Markets ETF	1,741,558
601	SPDR S&P Global Natural Resources ETF	30,194

	Total International Equity	8,957,969

	U.S. Equity — 37.5%
16,616	iShares Russell 2000 ETF	1,915,991
14,691	iShares Russell Mid-Cap ETF	2,203,356
95,580	Vanguard S&P 500 ETF	16,167,357

	Total U.S. Equity	20,286,704

	Total Exchange Traded Funds (Cost $34,549,009)	37,274,673

Investment Companies — 31.0% (b)
	Alternative Assets — 2.6%
2,418	JPMorgan Commodities Strategy Fund, Class R6 Shares	31,922
63,595	JPMorgan International Realty Fund, Class R5 Shares	637,859
67,698	JPMorgan Realty Income Fund, Class R5 Shares	754,152

	Total Alternative Assets	1,423,933

	Fixed Income — 24.2%
601,585	JPMorgan Core Bond Fund, Class R6 Shares	6,906,200
92,613	JPMorgan Corporate Bond Fund, Class R6 Shares	889,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
120,616	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	975,786
2,419	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	22,469
31,164	JPMorgan Floating Rate Income Fund, Select Class Shares	314,755
444,820	JPMorgan High Yield Fund, Class R6 Shares	3,549,665
41,612	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	431,932

	Total Fixed Income	13,089,895

	International Equity — 3.2%
59,360	JPMorgan Emerging Economies Fund, Class R5 Shares	784,735
42,211	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	958,193

	Total International Equity	1,742,928

	Money Market — 1.0%
518,103	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	518,103

	Total Investment Companies (Cost $17,110,623)	16,774,859

	Total Investments — 99.9% (Cost $51,659,632)	54,049,532
	Other Assets in Excess of Liabilities — 0.1%	50,453

	NET ASSETS — 100.0%	$54,099,985

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 74.1%
	Fixed Income — 11.0%
39,156	iShares Core Total U.S. Bond Market ETF	4,167,373

	International Equity — 18.8%
87,065	iShares MSCI EAFE ETF	5,838,579
29,646	iShares MSCI Emerging Markets ETF	1,238,314

	Total International Equity	7,076,893

	U.S. Equity — 44.3%
13,457	iShares Russell 2000 ETF	1,551,727
11,771	iShares Russell Mid-Cap ETF	1,765,414
79,005	Vanguard S&P 500 ETF	13,363,695

	Total U.S. Equity	16,680,836

	Total Exchange Traded Funds (Cost $25,563,866)	27,925,102

Investment Companies — 25.7% (b)
	Alternative Assets — 2.9%
49,676	JPMorgan International Realty Fund, Class R5 Shares	498,254
53,931	JPMorgan Realty Income Fund, Class R5 Shares	600,787

	Total Alternative Assets	1,099,041

	Fixed Income — 18.4%
314,236	JPMorgan Core Bond Fund, Class R6 Shares	3,607,424
46,110	JPMorgan Corporate Bond Fund, Class R6 Shares	442,651

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
65,586	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	530,588
5,790	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	53,786
288,543	JPMorgan High Yield Fund, Class R6 Shares	2,302,575

	Total Fixed Income	6,937,024

	International Equity — 3.8%
48,701	JPMorgan Emerging Economies Fund, Class R5 Shares	643,827
34,666	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	786,923

	Total International Equity	1,430,750

	Money Market — 0.6%
222,090	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	222,090

	Total Investment Companies (Cost $9,951,332)	9,688,905

	Total Investments — 99.8% (Cost $35,515,198)	37,614,007
	Other Assets in Excess of Liabilities — 0.2%	75,658

	NET ASSETS — 100.0%	$37,689,665

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 78.0%
	Fixed Income — 7.2%
28,449	iShares Core Total U.S. Bond Market ETF	3,027,827

	International Equity — 21.8%
108,711	iShares MSCI EAFE ETF	7,290,160
42,851	iShares MSCI Emerging Markets ETF	1,789,886

	Total International Equity	9,080,046

	U.S. Equity — 49.0%
16,546	iShares Russell 2000 ETF	1,907,919
14,115	iShares Russell Mid-Cap ETF	2,116,968
97,035	Vanguard S&P 500 ETF	16,413,470

	Total U.S. Equity	20,438,357

	Total Exchange Traded Funds (Cost $29,963,958)	32,546,230

Investment Companies — 21.6% (b)
	Alternative Assets — 3.2%
62,878	JPMorgan International Realty Fund, Class R5 Shares	630,666
63,010	JPMorgan Realty Income Fund, Class R5 Shares	701,929

	Total Alternative Assets	1,332,595

	Fixed Income — 13.5%
214,530	JPMorgan Core Bond Fund, Class R6 Shares	2,462,799
31,584	JPMorgan Corporate Bond Fund, Class R6 Shares	303,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
65,302	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	528,290
3,915	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	36,372
290,945	JPMorgan High Yield Fund, Class R6 Shares	2,321,739

	Total Fixed Income	5,652,409

	International Equity — 4.2%
60,554	JPMorgan Emerging Economies Fund, Class R5 Shares	800,526
42,251	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	959,090

	Total International Equity	1,759,616

	Money Market — 0.7%
284,977	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	284,977

	Total Investment Companies (Cost $9,183,317)	9,029,597

	Total Investments — 99.6% (Cost $39,147,275)	41,575,827
	Other Assets in Excess of Liabilities — 0.4%	152,924

	NET ASSETS — 100.0%	$41,728,751

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 80.9%
	Fixed Income — 3.7%
9,737	iShares Core Total U.S. Bond Market ETF	1,036,309

	International Equity — 23.8%
79,308	iShares MSCI EAFE ETF	5,318,395
31,459	iShares MSCI Emerging Markets ETF	1,314,042

	Total International Equity	6,632,437

	U.S. Equity — 53.4%
11,947	iShares Russell 2000 ETF	1,377,609
10,409	iShares Russell Mid-Cap ETF	1,561,142
70,797	Vanguard S&P 500 ETF	11,975,312

	Total U.S. Equity	14,914,063

	Total Exchange Traded Funds (Cost $21,054,483)	22,582,809

Investment Companies — 18.9% (b)
	Alternative Assets — 3.7%
52,461	JPMorgan International Realty Fund, Class R5 Shares	526,184
44,455	JPMorgan Realty Income Fund, Class R5 Shares	495,224

	Total Alternative Assets	1,021,408

	Fixed Income — 9.7%
76,013	JPMorgan Core Bond Fund, Class R6 Shares	872,629
15,216	JPMorgan Corporate Bond Fund, Class R6 Shares	146,074

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
35,281	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	285,420
530	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,924
175,864	JPMorgan High Yield Fund, Class R6 Shares	1,403,391

	Total Fixed Income	2,712,438

	International Equity — 4.6%
43,764	JPMorgan Emerging Economies Fund, Class R5 Shares	578,554
30,978	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	703,192

	Total International Equity	1,281,746

	Money Market — 0.9%
243,616	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	243,616

	Total Investment Companies (Cost $5,343,662)	5,259,208

	Total Investments — 99.8% (Cost $26,398,145)	27,842,017
	Other Assets in Excess of Liabilities — 0.2%	68,337

	NET ASSETS — 100.0%	$27,910,354

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 82.6%
	Fixed Income — 2.6%
7,013	iShares Core Total U.S. Bond Market ETF	746,393

	International Equity — 24.7%
86,216	iShares MSCI EAFE ETF	5,781,645
33,244	iShares MSCI Emerging Markets ETF	1,388,602

	Total International Equity	7,170,247

	U.S. Equity — 55.3%
13,019	iShares Russell 2000 ETF	1,501,221
11,280	iShares Russell Mid-Cap ETF	1,691,774
76,084	Vanguard S&P 500 ETF	12,869,609

	Total U.S. Equity	16,062,604

	Total Exchange Traded Funds (Cost $22,179,601)	23,979,244

Investment Companies — 17.9% (b)
	Alternative Assets — 3.9%
56,636	JPMorgan International Realty Fund, Class R5 Shares	568,055
51,097	JPMorgan Realty Income Fund, Class R5 Shares	569,221

	Total Alternative Assets	1,137,276

	Fixed Income — 8.0%
46,598	JPMorgan Core Bond Fund, Class R6 Shares	534,945
4,067	JPMorgan Corporate Bond Fund, Class R6 Shares	39,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
33,665	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	272,353
634	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,887
181,579	JPMorgan High Yield Fund, Class R6 Shares	1,448,997

	Total Fixed Income	2,301,228

	International Equity — 4.8%
47,621	JPMorgan Emerging Economies Fund, Class R5 Shares	629,554
33,968	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	771,082

	Total International Equity	1,400,636

	Money Market — 1.2%
343,733	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	343,733

	Total Investment Companies (Cost $5,248,985)	5,182,873

	Total Investments — 100.5% (Cost $27,428,586)	29,162,117
	Liabilities in Excess of Other Assets — (0.5)%	(135,781)

	NET ASSETS — 100.0%	$29,026,336

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 82.0%
	Fixed Income — 2.2%
2,089	iShares Core Total U.S. Bond Market ETF	222,332

	International Equity — 24.5%
29,869	iShares MSCI EAFE ETF	2,003,015
11,425	iShares MSCI Emerging Markets ETF	477,222

	Total International Equity	2,480,237

	U.S. Equity — 55.3%
4,372	iShares Russell 2000 ETF	504,135
3,919	iShares Russell Mid-Cap ETF	587,772
26,620	Vanguard S&P 500 ETF	4,502,774

	Total U.S. Equity	5,594,681

	Total Exchange Traded Funds (Cost $7,658,368)	8,297,250

Investment Companies — 18.1% (b)
	Alternative Assets — 3.9%
19,460	JPMorgan International Realty Fund, Class R5 Shares	195,185
17,573	JPMorgan Realty Income Fund, Class R5 Shares	195,764

	Total Alternative Assets	390,949

	Fixed Income — 8.4%
18,938	JPMorgan Core Bond Fund, Class R6 Shares	217,403
2,633	JPMorgan Corporate Bond Fund, Class R6 Shares	25,275

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
11,659	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	94,320
162	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1,505
63,238	JPMorgan High Yield Fund, Class R6 Shares	504,637

	Total Fixed Income	843,140

	International Equity — 4.8%
16,529	JPMorgan Emerging Economies Fund, Class R5 Shares	218,517
11,778	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	267,370

	Total International Equity	485,887

	Money Market — 1.0%
104,168	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	104,168

	Total Investment Companies (Cost $1,852,548)	1,824,144

	Total Investments — 100.1% (Cost $9,510,916)	10,121,394
	Liabilities in Excess of Other Assets — (0.1)%	(5,819)

	NET ASSETS — 100.0%	$10,115,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 82.4%
	Fixed Income — 2.1%
1,699	iShares Core Total U.S. Bond Market ETF	180,825

	International Equity — 24.5%
24,734	iShares MSCI EAFE ETF	1,658,662
9,426	iShares MSCI Emerging Markets ETF	393,724

	Total International Equity	2,052,386

	U.S. Equity — 55.8%
3,582	iShares Russell 2000 ETF	413,040
3,227	iShares Russell Mid-Cap ETF	483,986
22,346	Vanguard S&P 500 ETF	3,779,825

	Total U.S. Equity	4,676,851

	Total Exchange Traded Funds (Cost $6,247,107)	6,910,062

Investment Companies — 17.5% (b)
	Alternative Assets — 3.7%
14,159	JPMorgan International Realty Fund, Class R5 Shares	142,013
15,389	JPMorgan Realty Income Fund, Class R5 Shares	171,433

	Total Alternative Assets	313,446

	Fixed Income — 8.4%
16,967	JPMorgan Core Bond Fund, Class R6 Shares	194,780
3,046	JPMorgan Corporate Bond Fund, Class R6 Shares	29,240

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
9,269	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	74,987
93	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	860
50,895	JPMorgan High Yield Fund, Class R6 Shares	406,141

	Total Fixed Income	706,008

	International Equity — 4.6%
12,593	JPMorgan Emerging Economies Fund, Class R5 Shares	166,479
9,516	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	216,014

	Total International Equity	382,493

	Money Market — 0.8%
64,825	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	64,825

	Total Investment Companies (Cost $1,475,817)	1,466,772

	Total Investments — 99.9% (Cost $7,722,924)	8,376,834
	Other Assets in Excess of Liabilities — 0.1%	5,092

	NET ASSETS — 100.0%	$8,381,926

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 82.4%
	Fixed Income — 2.2%
393	iShares Core Total U.S. Bond Market ETF	41,827

	International Equity — 24.5%
5,568	iShares MSCI EAFE ETF	373,390
2,078	iShares MSCI Emerging Markets ETF	86,798

	Total International Equity	460,188

	U.S. Equity — 55.7%
805	iShares Russell 2000 ETF	92,825
730	iShares Russell Mid-Cap ETF	109,486
4,983	Vanguard S&P 500 ETF	842,874

	Total U.S. Equity	1,045,185

	Total Exchange Traded Funds (Cost $1,294,711)	1,547,200

Investment Companies — 17.4% (b)
	Alternative Assets — 3.9%
2,942	JPMorgan International Realty Fund, Class R5 Shares	29,506
3,933	JPMorgan Realty Income Fund, Class R5 Shares	43,812

	Total Alternative Assets	73,318

	Fixed Income — 8.4%
3,634	JPMorgan Core Bond Fund, Class R6 Shares	41,713
1,137	JPMorgan Corporate Bond Fund, Class R6 Shares	10,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
1,684	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	13,621
114	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1,064
11,393	JPMorgan High Yield Fund, Class R6 Shares	90,914

	Total Fixed Income	158,224

	International Equity — 4.4%
2,872	JPMorgan Emerging Economies Fund, Class R5 Shares	37,969
1,977	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	44,885

	Total International Equity	82,854

	Money Market — 0.7%
12,852	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	12,852

	Total Investment Companies (Cost $326,261)	327,248

	Total Investments — 99.8% (Cost $1,620,972)	1,874,448
	Other Assets in Excess of Liabilities — 0.2%	3,140

	NET ASSETS — 100.0%	$1,877,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security

(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$9,323,084	$16,176,484	$37,274,673
Investments in affiliates, at value	8,767,196	10,606,673	16,774,859

Total investment securities, at value	18,090,280	26,783,157	54,049,532
Receivables:
Investment securities sold	27,890	235,164	99,728
Fund shares sold	670	304	82,044
Dividends from non-affiliates	8,020	10,368	15,938
Dividends from affiliates	24,100	32,926	53,259
Due from Adviser	26,628	25,409	27,274
Other assets	7,593	6,952	—

Total Assets	18,185,181	27,094,280	54,327,775

LIABILITIES:
Payables:
Investment securities purchased	24,075	32,910	183,255
Fund shares redeemed	10,889	—	16,287
Accrued liabilities:
Shareholder servicing fees	639	737	1,552
Distribution fees	70	72	74
Custodian and accounting fees	7,918	7,756	7,271
Audit Fees	10,467	9,952	10,971
Transfer agent fees	3,552	4,065	4,355
Other	4,134	3,365	4,025

Total Liabilities	61,744	58,857	227,790

Net Assets	$18,123,437	$27,035,423	$54,099,985

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$17,721,128	$26,138,284	$51,692,285
Accumulated undistributed (distributions in excess of) net investment income	(7,704)	(11,623)	(25,375)
Accumulated net realized gains (losses)	(15,568)	(30,242)	43,175
Net unrealized appreciation (depreciation)	425,581	939,004	2,389,900

Total Net Assets	$18,123,437	$27,035,423	$54,099,985

Net Assets:
Class A	$55,602	$57,353	$59,467
Class C	55,105	56,838	58,938
Class R2	55,392	57,135	59,246
Class R5	2,159,203	2,179,083	3,898,225
Class R6	13,339,723	21,756,603	43,463,433
Select Class	2,458,412	2,928,411	6,560,676

Total	$18,123,437	$27,035,423	$54,099,985

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,427	3,438	3,435
Class C	3,397	3,408	3,405
Class R2	3,414	3,425	3,423
Class R5	133,099	130,644	225,204
Class R6	822,042	1,304,034	2,510,627
Select Class	151,547	175,577	379,072

Net Asset Value (a):
Class A — Redemption price per share	$16.22	$16.68	$17.31
Class C — Offering price per share (b)	16.22	16.68	17.31
Class R2 — Offering and redemption price per share	16.22	16.68	17.31
Class R5 — Offering and redemption price per share	16.22	16.68	17.31
Class R6 — Offering and redemption price per share	16.23	16.68	17.31
Select Class — Offering and redemption price per share	16.22	16.68	17.31
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.98	$17.47	$18.13

Cost of investments in non-affiliates	$8,792,334	$14,989,992	$34,549,009
Cost of investments in affiliates	8,872,365	10,854,161	17,110,623

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$27,925,102	$32,546,230	$22,582,809
Investments in affiliates, at value	9,688,905	9,029,597	5,259,208

Total investment securities, at value	37,614,007	41,575,827	27,842,017
Receivables:
Investment securities sold	—	85,029	—
Fund shares sold	69,477	64,943	20,022
Dividends from non-affiliates	8,232	5,981	2,047
Dividends from affiliates	29,836	26,161	13,650
Due from Adviser	28,617	26,553	65,808
Other assets	—	—	6,095

Total Assets	37,750,169	41,784,494	27,949,639

LIABILITIES:
Payables:
Distributions	4,481	1,891	—
Investment securities purchased	29,834	26,158	13,648
Accrued liabilities:
Shareholder servicing fees	1,244	2,396	1,462
Distribution fees	76	78	79
Custodian and accounting fees	7,334	8,216	7,307
Trustees’ and Chief Compliance Officer’s fees	1	—	—
Audit Fees	10,786	10,895	9,632
Transfer agent fees	4,352	4,301	4,273
Other	2,396	1,808	2,884

Total Liabilities	60,504	55,743	39,285

Net Assets	$37,689,665	$41,728,751	$27,910,354

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$35,564,364	$39,255,607	$26,504,987
Accumulated undistributed (distributions in excess of) net investment income	(17,253)	(18,719)	(11,955)
Accumulated net realized gains (losses)	43,745	63,311	(26,550)
Net unrealized appreciation (depreciation)	2,098,809	2,428,552	1,443,872

Total Net Assets	$37,689,665	$41,728,751	$27,910,354

Net Assets:
Class A	$61,124	$62,660	$63,939
Class C	60,578	62,098	63,366
Class R2	60,896	62,423	63,699
Class R5	3,632,321	5,780,375	2,701,875
Class R6	28,544,616	25,540,896	18,623,254
Select Class	5,330,130	10,220,299	6,394,221

Total	$37,689,665	$41,728,751	$27,910,354

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,438	3,428	3,427
Class C	3,408	3,399	3,397
Class R2	3,425	3,416	3,414
Class R5	204,275	316,390	144,782
Class R6	1,605,253	1,397,622	997,971
Select Class	299,755	559,469	342,764

Net Asset Value (a):
Class A — Redemption price per share	$17.78	$18.28	$18.66
Class C — Offering price per share (b)	17.78	18.27	18.65
Class R2 — Offering and redemption price per share	17.78	18.27	18.66
Class R5 — Offering and redemption price per share	17.78	18.27	18.66
Class R6 — Offering and redemption price per share	17.78	18.27	18.66
Select Class — Offering and redemption price per share	17.78	18.27	18.65
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.62	$19.14	$19.54

Cost of investments in non-affiliates	$25,563,866	$29,963,958	$21,054,483
Cost of investments in affiliates	9,951,332	9,183,317	5,343,662

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$23,979,244	$8,297,250	$6,910,062	$1,547,200
Investments in affiliates, at value	5,182,873	1,824,144	1,466,772	327,248

Total investment securities, at value	29,162,117	10,121,394	8,376,834	1,874,448
Cash	—	3	1	—
Receivables:
Fund shares sold	2,857	3,184	2,585	1,201
Dividends from non-affiliates	1,474	1,150	357	83
Dividends from affiliates	12,235	4,414	3,679	809
Due from Adviser	23,998	23,571	24,991	24,468
Other assets	—	10,775	5,235	6,080

Total Assets	29,202,681	10,164,491	8,413,682	1,907,089

LIABILITIES:
Payables:
Investment securities purchased	52,233	24,413	3,678	809
Fund shares redeemed	95,232	—	100	1,491
Accrued liabilities:
Shareholder servicing fees	2,187	830	879	273
Distribution fees	80	80	80	80
Custodian and accounting fees	8,323	7,088	7,996	8,051
Trustees’ and Chief Compliance Officer’s fees	—	—	—	3
Audit Fees	11,211	9,328	10,852	10,681
Transfer agent fees	4,969	4,035	4,221	4,380
Other	2,110	3,142	3,950	3,733

Total Liabilities	176,345	48,916	31,756	29,501

Net Assets	$29,026,336	$10,115,575	$8,381,926	$1,877,588

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$27,254,866	$9,494,982	$7,721,450	$1,624,383
Accumulated undistributed (distributions in excess of) net investment income	(12,968)	(4,543)	(3,774)	(1,007)
Accumulated net realized gains (losses)	50,907	14,658	10,340	736
Net unrealized appreciation (depreciation)	1,733,531	610,478	653,910	253,476

Total Net Assets	$29,026,336	$10,115,575	$8,381,926	$1,877,588

Net Assets:
Class A	$64,593	$64,510	$64,543	$64,182
Class C	64,015	63,932	63,964	63,607
Class R2	64,350	64,267	64,299	63,941
Class R5	4,009,987	1,348,904	1,566,314	265,440
Class R6	15,199,716	5,154,313	2,826,113	303,148
Select Class	9,623,675	3,419,649	3,796,693	1,117,270

Total	$29,026,336	$10,115,575	$8,381,926	$1,877,588

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,425	3,436	3,438	3,485
Class C	3,396	3,406	3,408	3,455
Class R2	3,413	3,424	3,425	3,472
Class R5	212,647	71,850	83,459	14,413
Class R6	806,171	274,427	150,507	16,457
Select Class	510,565	182,149	202,283	60,666

Net Asset Value (a):
Class A — Redemption price per share	$18.86	$18.77	$18.77	$18.42
Class C — Offering price per share (b)	18.85	18.77	18.77	18.41
Class R2 — Offering and redemption price per share	18.86	18.77	18.77	18.42
Class R5 — Offering and redemption price per share	18.86	18.77	18.77	18.42
Class R6 — Offering and redemption price per share	18.85	18.78	18.78	18.42
Select Class — Offering and redemption price per share	18.85	18.77	18.77	18.42
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.75	$19.65	$19.65	$19.29

Cost of investments in non-affiliates	$22,179,601	$7,658,368	$6,247,107	$1,294,711
Cost of investments in affiliates	5,248,985	1,852,548	1,475,817	326,261

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$71,531	$137,882	$297,172
Dividend income from affiliates	95,947	148,166	253,907

Total investment income	167,478	286,048	551,079

EXPENSES:
Investment advisory fees	17,764	29,785	54,594
Administration fees	4,971	8,346	15,282
Distribution fees:
Class A	69	70	72
Class C	203	208	214
Class R2	136	140	144
Shareholder servicing fees:
Class A	69	70	72
Class C	68	69	71
Class R2	68	70	72
Class R5	322	491	595
Select Class	2,225	2,268	5,432
Custodian and accounting fees	11,579	11,051	10,695
Professional fees	15,651	15,116	16,101
Trustees’ and Chief Compliance Officer’s fees	40	94	132
Printing and mailing costs	1,194	2,251	3,691
Registration and filing fees	50,323	55,198	61,606
Transfer agent fees	6,289	5,186	5,721
Offering costs	517	517	517
Other	5,463	5,277	5,582

Total expenses	116,951	136,207	180,593

Less amounts waived	(22,888)	(38,255)	(69,965)
Less expense reimbursements	(85,643)	(86,070)	(85,047)

Net expenses	8,420	11,882	25,581

Net investment income (loss)	159,058	274,166	525,498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,552)	(25,745)	(6,472)
Investment in affiliates	(43,474)	(80,229)	(103,609)

Net realized gains (losses)	(55,026)	(105,974)	(110,081)

Distributions of capital gains received from investment company non-affiliates	262	416	751
Distributions of capital gains received from investment company affiliates	62,652	89,860	168,356
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	511,045	1,152,973	2,574,921
Investments in affiliates	(34,754)	(35,287)	(94,657)

Change in net unrealized appreciation/depreciation	476,291	1,117,686	2,480,264

Net realized/unrealized gains (losses)	484,179	1,101,988	2,539,290

Change in net assets resulting from operations	$643,237	$1,376,154	$3,064,788

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$222,285	$249,533	$154,589
Dividend income from affiliates	153,077	143,993	78,319

Total investment income	375,362	393,526	232,908

EXPENSES:
Investment advisory fees	38,696	38,953	21,451
Administration fees	10,835	10,894	5,994
Distribution fees:
Class A	73	75	76
Class C	219	223	227
Class R2	147	150	152
Shareholder servicing fees:
Class A	73	75	76
Class C	73	74	75
Class R2	73	75	76
Class R5	647	853	408
Select Class	3,319	8,285	4,585
Custodian and accounting fees	10,616	11,627	10,871
Professional fees	15,971	15,931	14,818
Trustees’ and Chief Compliance Officer’s fees	104	69	24
Printing and mailing costs	3,231	1,583	921
Registration and filing fees	60,948	61,196	53,564
Transfer agent fees	5,658	5,858	5,564
Offering costs	517	517	517
Other	5,555	6,498	6,111

Total expenses	156,755	162,936	125,510

Less amounts waived	(49,611)	(49,943)	(27,535)
Less expense reimbursements	(89,551)	(87,845)	(83,042)

Net expenses	17,593	25,148	14,933

Net investment income (loss)	357,769	368,378	217,975

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,345)	(2,744)	(49,062)
Investment in affiliates	(45,913)	(29,288)	(30,327)

Net realized gains (losses)	(50,258)	(32,032)	(79,389)

Distributions of capital gains received from investment company non-affiliates	381	347	91
Distributions of capital gains received from investment company affiliates	103,269	101,841	58,043
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,167,150	2,434,686	1,431,562
Investments in affiliates	(83,706)	(69,151)	(66,102)

Change in net unrealized appreciation/depreciation	2,083,444	2,365,535	1,365,460

Net realized/unrealized gains (losses)	2,136,836	2,435,691	1,344,205

Change in net assets resulting from operations	$2,494,605	$2,804,069	$1,562,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$174,839	$57,842	$54,655	$13,443
Dividend income from affiliates	81,673	27,081	24,052	5,816

Total investment income	256,512	84,923	78,707	19,259

EXPENSES:
Investment advisory fees	25,036	8,091	8,180	2,306
Administration fees	6,996	2,261	2,288	647
Distribution fees:
Class A	77	77	77	77
Class C	228	228	228	227
Class R2	153	153	153	152
Shareholder servicing fees:
Class A	77	77	77	77
Class C	76	76	76	76
Class R2	76	76	76	76
Class R5	595	186	260	40
Select Class	7,362	2,649	3,256	1,259
Custodian and accounting fees	12,040	10,750	11,870	11,556
Professional fees	16,406	14,595	16,000	15,851
Trustees’ and Chief Compliance Officer’s fees	16	9	11	9
Printing and mailing costs	894	671	822	804
Registration and filing fees	57,717	48,588	54,029	53,240
Transfer agent fees	6,525	5,166	5,468	5,289
Offering costs	517	517	517	517
Other	6,820	5,784	6,374	5,860

Total expenses	141,611	99,954	109,762	98,063

Less amounts waived	(32,127)	(10,431)	(10,550)	(3,023)
Less expense reimbursements	(89,458)	(82,757)	(91,797)	(92,693)

Net expenses	20,026	6,766	7,415	2,347

Net investment income (loss)	236,486	78,157	71,292	16,912

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,971	(1,720)	(1,655)	(610)
Investment in affiliates	(5,618)	(2,337)	(3,196)	(1,857)

Net realized gains (losses)	(1,647)	(4,057)	(4,851)	(2,467)

Distributions of capital gains received from investment company non-affiliates	52	99	13	83
Distributions of capital gains received from investment company affiliates	58,976	20,295	16,609	3,905
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,718,065	553,486	585,775	167,850
Investments in affiliates	(59,422)	(28,541)	(5,852)	(663)

Change in net unrealized appreciation/depreciation	1,658,643	524,945	579,923	167,187

Net realized/unrealized gains (losses)	1,716,024	541,282	591,694	168,708

Change in net assets resulting from operations	$1,952,510	$619,439	$662,986	$185,620

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$159,058	$62,012	$274,166	$157,152
Net realized gain (loss)	(55,026)	(14,953)	(105,974)	(2,833)
Distributions of capital gains received from investment company non-affiliates	262	578	416	592
Distributions of capital gains received from investment company affiliates	62,652	1,113	89,860	1,019
Change in net unrealized appreciation/depreciation	476,291	(50,710)	1,117,686	(178,682)

Change in net assets resulting from operations	643,237	(1,960)	1,376,154	(22,752)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(471)	(959)	(649)	(992)
From net realized gains	(28)	(9)	(26)	—
Class C
From net investment income	(308)	(654)	(479)	(684)
From net realized gains	(27)	(9)	(25)	—
Class R2
From net investment income	(402)	(830)	(577)	(863)
From net realized gains	(28)	(10)	(25)	—
Class R5
From net investment income	(21,912)	(2,897)	(28,382)	(8,606)
From net realized gains	(1,064)	(10)	(1,003)	—
Class R6
From net investment income	(131,075)	(34,014)	(262,074)	(97,949)
From net realized gains	(6,417)	(9)	(9,797)	—
Select Class
From net investment income	(21,133)	(15,576)	(26,503)	(16,565)
From net realized gains	(1,226)	(142)	(1,302)	—

Total distributions to shareholders	(184,091)	(55,119)	(330,842)	(125,659)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,445,958	5,275,412	10,987,022	15,151,500

NET ASSETS:
Change in net assets	12,905,104	5,218,333	12,032,334	15,003,089
Beginning of period	5,218,333	—	15,003,089	—

End of period	$18,123,437	$5,218,333	$27,035,423	$15,003,089

Accumulated undistributed (distributions in excess of) net investment income	$(7,704)	$8,539	$(11,623)	$32,875

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$525,498	$213,229	$357,769	$177,962
Net realized gain (loss)	(110,081)	19,384	(50,258)	21,932
Distributions of capital gains received from investment company non-affiliates	751	553	381	413
Distributions of capital gains received from investment company affiliates	168,356	836	103,269	730
Change in net unrealized appreciation/depreciation	2,480,264	(90,364)	2,083,444	15,365

Change in net assets resulting from operations	3,064,788	143,638	2,494,605	216,402

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(603)	(1,010)	(652)	(1,014)
From net realized gains	(39)	—	(51)	—
Class C
From net investment income	(428)	(699)	(473)	(701)
From net realized gains	(39)	—	(51)	—
Class R2
From net investment income	(530)	(879)	(577)	(882)
From net realized gains	(39)	—	(51)	—
Class R5
From net investment income	(45,434)	(3,878)	(45,241)	(6,562)
From net realized gains	(2,561)	—	(3,045)	—
Class R6
From net investment income	(493,200)	(134,353)	(339,557)	(99,243)
From net realized gains	(28,656)	—	(24,260)	—
Select Class
From net investment income	(66,626)	(17,669)	(42,622)	(16,476)
From net realized gains	(4,313)	—	(4,469)	—

Total distributions to shareholders	(642,468)	(158,488)	(461,049)	(124,878)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	32,438,657	19,253,858	19,916,531	15,648,054

NET ASSETS:
Change in net assets	34,860,977	19,239,008	21,950,087	15,739,578
Beginning of period	19,239,008	—	15,739,578	—

End of period	$54,099,985	$19,239,008	$37,689,665	$15,739,578

Accumulated undistributed (distributions in excess of) net investment income	$(25,375)	$55,948	$(17,253)	$54,100

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$368,378	$104,883	$217,975	$45,444
Net realized gain (loss)	(32,032)	17,489	(79,389)	21,164
Distributions of capital gains received from investment company non-affiliates	347	264	91	138
Distributions of capital gains received from investment company affiliates	101,841	669	58,043	619
Change in net unrealized appreciation/depreciation	2,365,535	63,017	1,365,460	78,412

Change in net assets resulting from operations	2,804,069	186,322	1,562,180	145,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(571)	(976)	(516)	(992)
From net realized gains	(37)	—	(61)	—
Class C
From net investment income	(389)	(661)	(332)	(676)
From net realized gains	(37)	—	(61)	—
Class R2
From net investment income	(495)	(844)	(439)	(859)
From net realized gains	(37)	—	(61)	—
Class R5
From net investment income	(61,395)	(4,838)	(25,903)	(2,898)
From net realized gains	(3,432)	—	(2,572)	—
Class R6
From net investment income	(262,679)	(47,048)	(169,320)	(8,912)
From net realized gains	(15,065)	—	(17,863)	—
Select Class
From net investment income	(96,146)	(16,791)	(47,312)	(17,925)
From net realized gains	(6,020)	—	(6,095)	—

Total distributions to shareholders	(446,303)	(71,158)	(270,535)	(32,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,530,119	8,725,702	23,371,462	3,133,732

NET ASSETS:
Change in net assets	32,887,885	8,840,866	24,663,107	3,247,247
Beginning of period	8,840,866	—	3,247,247	—

End of period	$41,728,751	$8,840,866	$27,910,354	$3,247,247

Accumulated undistributed (distributions in excess of) net investment income	$(18,719)	$34,578	$(11,955)	$13,892

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$236,486	$35,244	$78,157	$28,162
Net realized gain (loss)	(1,647)	19,411	(4,057)	27,009
Distributions of capital gains received from investment company non-affiliates	52	103	99	95
Distributions of capital gains received from investment company affiliates	58,976	597	20,295	585
Change in net unrealized appreciation/depreciation	1,658,643	74,888	524,945	85,533

Change in net assets resulting from operations	1,952,510	130,243	619,439	141,384

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(509)	(982)	(556)	(1,000)
From net realized gains	(58)	—	(185)	—
Class C
From net investment income	(324)	(666)	(370)	(684)
From net realized gains	(58)	—	(184)	—
Class R2
From net investment income	(431)	(849)	(478)	(867)
From net realized gains	(58)	—	(184)	—
Class R5
From net investment income	(38,362)	(2,932)	(13,522)	(1,676)
From net realized gains	(3,590)	—	(3,811)	—
Class R6
From net investment income	(142,022)	(3,944)	(47,889)	(2,151)
From net realized gains	(13,735)	—	(14,793)	—
Select Class
From net investment income	(77,766)	(16,579)	(26,062)	(16,261)
From net realized gains	(8,623)	—	(9,761)	—

Total distributions to shareholders	(285,536)	(25,952)	(117,795)	(22,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,086,522	2,168,549	8,228,185	1,267,001

NET ASSETS:
Change in net assets	26,753,496	2,272,840	8,729,829	1,385,746
Beginning of period	2,272,840	—	1,385,746	—

End of period	$29,026,336	$2,272,840	$10,115,575	$1,385,746

Accumulated undistributed (distributions in excess of) net investment income	$(12,968)	$9,960	$(4,543)	$6,177

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$71,292	$30,629	$16,912	$26,804
Net realized gain (loss)	(4,851)	21,325	(2,467)	22,253
Distributions of capital gains received from investment company non-affiliates	13	95	83	96
Distributions of capital gains received from investment company affiliates	16,609	585	3,905	585
Change in net unrealized appreciation/depreciation	579,923	73,987	167,187	86,289

Change in net assets resulting from operations	662,986	126,621	185,620	136,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(601)	(995)	(809)	(998)
From net realized gains	(177)	—	(799)	—
Class C
From net investment income	(414)	(678)	(623)	(681)
From net realized gains	(176)	—	(793)	—
Class R2
From net investment income	(522)	(861)	(731)	(865)
From net realized gains	(177)	—	(796)	—
Class R5
From net investment income	(16,782)	(2,751)	(3,305)	(1,236)
From net realized gains	(4,262)	—	(3,276)	—
Class R6
From net investment income	(29,011)	(2,015)	(3,626)	(1,457)
From net realized gains	(7,801)	—	(3,737)	—
Select Class
From net investment income	(35,544)	(16,174)	(14,450)	(16,595)
From net realized gains	(10,394)	—	(13,869)	—

Total distributions to shareholders	(105,861)	(23,474)	(46,814)	(21,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,052,501	1,669,153	486,986	1,137,601

NET ASSETS:
Change in net assets	6,609,626	1,772,300	625,792	1,251,796
Beginning of period	1,772,300	—	1,251,796	—

End of period	$8,381,926	$1,772,300	$1,877,588	$1,251,796

Accumulated undistributed (distributions in excess of) net investment income	$(3,774)	$7,808	$(1,007)	$5,625

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,001	$—	$49,988
Distributions reinvested	499	968	675	992

Change in net assets resulting from Class A capital transactions	$499	$50,969	$675	$50,980

Class C
Proceeds from shares issued	$—	$50,001	$—	$49,989
Distributions reinvested	335	663	504	684

Change in net assets resulting from Class C capital transactions	$335	$50,664	$504	$50,673

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,988
Distributions reinvested	430	840	602	863

Change in net assets resulting from Class R2 capital transactions	$430	$50,840	$602	$50,851

Class R5
Proceeds from shares issued	$1,707,810	$450,665	$465,484	$1,697,580
Distributions reinvested	22,976	2,907	29,385	8,606
Cost of shares redeemed	(16,995)	(47,529)	(92,658)	—

Change in net assets resulting from Class R5 capital transactions	$1,713,791	$406,043	$402,211	$1,706,186

Class R6
Proceeds from shares issued	$10,633,627	$5,435,406	$10,424,305	$14,447,082
Distributions reinvested	137,492	34,023	271,871	97,949
Cost of shares redeemed	(1,623,142)	(1,518,660)	(2,028,279)	(2,137,114)

Change in net assets resulting from Class R6 capital transactions	$9,147,977	$3,950,769	$8,667,897	$12,407,917

Select Class
Proceeds from shares issued	$1,648,447	$751,137	$1,920,527	$868,328
Distributions reinvested	22,359	15,718	27,805	16,565
Cost of shares redeemed	(87,880)	(728)	(33,199)	—

Change in net assets resulting from Select Class capital transactions	$1,582,926	$766,127	$1,915,133	$884,893

Total change in net assets resulting from capital transactions	$12,445,958	$5,275,412	$10,987,022	$15,151,500

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	31	63	41	64

Change in Class A Shares	31	3,396	41	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	21	43	31	44

Change in Class C Shares	21	3,376	31	3,377

Class R2
Issued	—	3,334	—	3,334
Reinvested	26	54	36	55

Change in Class R2 Shares	26	3,388	36	3,389

Class R5
Issued	106,946	28,628	28,437	105,423
Reinvested	1,427	188	1,785	548
Redeemed	(1,063)	(3,027)	(5,549)	—

Change in Class R5 Shares	107,310	25,789	24,673	105,971

Class R6
Issued	664,873	345,362	632,818	907,360
Reinvested	8,528	2,185	16,482	6,188
Redeemed	(102,233)	(96,673)	(125,403)	(133,411)

Change in Class R6 Shares	571,168	250,874	523,897	780,137

Select Class
Issued	104,567	50,071	117,478	57,374
Reinvested	1,386	1,017	1,678	1,062
Redeemed	(5,448)	(46)	(2,015)	—

Change in Select Class Shares	100,505	51,042	117,141	58,436

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	642	1,010	703	1,014

Change in net assets resulting from Class A capital transactions	$642	$51,007	$703	$51,014

Class C
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	467	699	524	701

Change in net assets resulting from Class C capital transactions	$467	$50,696	$524	$50,701

Class R2
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	569	879	628	882

Change in net assets resulting from Class R2 capital transactions	$569	$50,876	$628	$50,882

Class R5
Proceeds from shares issued	$3,242,326	$676,597	$2,130,771	$1,411,273
Distributions reinvested	47,995	3,878	48,286	6,562
Cost of shares redeemed	(205,660)	(485)	(132,794)	—

Change in net assets resulting from Class R5 capital transactions	$3,084,661	$679,990	$2,046,263	$1,417,835

Class R6
Proceeds from shares issued	$27,068,028	$18,645,839	$15,094,800	$13,898,919
Distributions reinvested	521,856	134,353	363,817	99,243
Cost of shares redeemed	(3,466,759)	(1,299,995)	(1,864,991)	(696,660)

Change in net assets resulting from Class R6 capital transactions	$24,123,125	$17,480,197	$13,593,626	$13,301,502

Select Class
Proceeds from shares issued	$5,181,011	$923,831	$4,499,919	$763,600
Distributions reinvested	70,939	17,669	42,089	16,476
Cost of shares redeemed	(22,757)	(408)	(267,221)	(3,956)

Change in net assets resulting from Select Class capital transactions	$5,229,193	$941,092	$4,274,787	$776,120

Total change in net assets resulting from capital transactions	$32,438,657	$19,253,858	$19,916,531	$15,648,054

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	38	64	41	64

Change in Class A Shares	38	3,397	41	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	27	45	30	45

Change in Class C Shares	27	3,378	30	3,378

Class R2
Issued	—	3,333	—	3,333
Reinvested	34	56	36	56

Change in Class R2 Shares	34	3,389	36	3,389

Class R5
Issued	193,072	41,440	123,916	84,764
Reinvested	2,809	243	2,764	405
Redeemed	(12,330)	(30)	(7,574)	—

Change in Class R5 Shares	183,551	41,653	119,106	85,169

Class R6
Issued	1,598,333	1,158,107	871,614	856,586
Reinvested	30,510	8,336	20,789	6,074
Redeemed	(204,984)	(79,675)	(107,339)	(42,471)

Change in Class R6 Shares	1,423,859	1,086,768	785,064	820,189

Select Class
Issued	314,582	60,594	260,968	50,836
Reinvested	4,146	1,122	2,380	1,041
Redeemed	(1,347)	(25)	(15,222)	(248)

Change in Select Class Shares	317,381	61,691	248,126	51,629

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000	$—	$49,994
Distributions reinvested	608	976	577	992

Change in net assets resulting from Class A capital transactions	$608	$50,976	$577	$50,986

Class C
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	426	661	393	676

Change in net assets resulting from Class C capital transactions	$426	$50,661	$393	$50,671

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	532	844	500	859

Change in net assets resulting from Class R2 capital transactions	$532	$50,844	$500	$50,854

Class R5
Proceeds from shares issued	$4,694,317	$1,024,489	$1,960,771	$614,995
Distributions reinvested	64,827	4,838	28,475	2,898
Cost of shares redeemed	(247,980)	(38,601)	(48,444)	(659)

Change in net assets resulting from Class R5 capital transactions	$4,511,164	$990,726	$1,940,802	$617,234

Class R6
Proceeds from shares issued	$18,172,768	$7,096,216	$17,401,187	$1,359,271
Distributions reinvested	277,744	47,048	187,183	8,912
Cost of shares redeemed	(1,024,381)	(413,241)	(1,003,516)	(88,583)

Change in net assets resulting from Class R6 capital transactions	$17,426,131	$6,730,023	$16,584,854	$1,279,600

Select Class
Proceeds from shares issued	$8,728,647	$835,681	$4,965,508	$1,067,654
Distributions reinvested	99,269	16,791	53,407	17,925
Cost of shares redeemed	(236,658)	—	(174,579)	(1,192)

Change in net assets resulting from Select Class capital transactions	$8,591,258	$852,472	$4,844,336	$1,084,387

Total change in net assets resulting from capital transactions	$30,530,119	$8,725,702	$23,371,462	$3,133,732

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,334
Reinvested	33	62	31	62

Change in Class A Shares	33	3,395	31	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	24	42	21	43

Change in Class C Shares	24	3,375	21	3,376

Class R2
Issued	—	3,334	—	3,333
Reinvested	29	53	27	54

Change in Class R2 Shares	29	3,387	27	3,387

Class R5
Issued	267,578	61,201	109,576	36,238
Reinvested	3,604	296	1,547	177
Redeemed	(13,944)	(2,345)	(2,717)	(39)

Change in Class R5 Shares	257,238	59,152	108,406	36,376

Class R6
Issued	1,029,551	432,870	965,076	82,461
Reinvested	15,414	2,849	10,141	537
Redeemed	(58,099)	(24,963)	(54,952)	(5,292)

Change in Class R6 Shares	986,866	410,756	920,265	77,706

Select Class
Issued	510,869	55,346	278,887	69,527
Reinvested	5,508	1,055	2,879	1,117
Redeemed	(13,309)	—	(9,573)	(73)

Change in Select Class Shares	503,068	56,401	272,193	70,571

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	567	982	741	1,000

Change in net assets resulting from Class A capital transactions	$567	$50,979	$741	$50,999

Class C
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	382	666	554	684

Change in net assets resulting from Class C capital transactions	$382	$50,663	$554	$50,683

Class R2
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	489	849	662	867

Change in net assets resulting from Class R2 capital transactions	$489	$50,846	662	$50,866

Class R5
Proceeds from shares issued	$3,185,659	$683,839	$1,102,272	$211,638
Distributions reinvested	41,952	2,932	17,333	1,676
Cost of shares redeemed	(126,752)	(4,671)	(39,575)	(17,988)

Change in net assets resulting from Class R5 capital transactions	$3,100,859	$682,100	$1,080,030	$195,326

Class R6
Proceeds from shares issued	$14,769,810	$601,511	$4,912,911	$292,102
Distributions reinvested	155,757	3,944	62,682	2,151
Cost of shares redeemed	(944,395)	(111,998)	(177,886)	(144,040)

Change in net assets resulting from Class R6 capital transactions	$13,981,172	$493,457	$4,797,707	$150,213

Select Class
Proceeds from shares issued	$7,978,228	$823,935	$2,835,459	$753,206
Distributions reinvested	86,389	16,579	35,823	16,261
Cost of shares redeemed	(61,564)	(10)	(522,791)	(553)

Change in net assets resulting from Select Class capital transactions	$8,003,053	$840,504	$2,348,491	$768,914

Total change in net assets resulting from capital transactions	$25,086,522	$2,168,549	$8,228,185	$1,267,001

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	30	62	40	63

Change in Class A Shares	30	3,395	40	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	21	42	30	43

Change in Class C Shares	21	3,375	30	3,376

Class R2
Issued	—	3,333	—	3,333
Reinvested	27	53	36	55

Change in Class R2 Shares	27	3,386	36	3,388

Class R5
Issued	177,282	40,154	61,297	12,779
Reinvested	2,256	178	938	104
Redeemed	(6,948)	(275)	(2,208)	(1,060)

Change in Class R5 Shares	172,590	40,057	60,027	11,823

Class R6
Issued	818,636	36,477	270,946	17,936
Reinvested	8,363	239	3,379	132
Redeemed	(50,990)	(6,554)	(9,622)	(8,344)

Change in Class R6 Shares	776,009	30,162	264,703	9,724

Select Class
Issued	453,795	54,493	157,733	50,197
Reinvested	4,628	1,036	1,924	1,018
Redeemed	(3,387)	— (b)	(28,690)	(33)

Change in Select Class Shares	455,036	55,529	130,967	51,182

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)		Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	778	995		1,608	998

Change in net assets resulting from Class A capital transactions	$778	$50,995		$1,608	$50,998

Class C
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	590	678		1,416	681

Change in net assets resulting from Class C capital transactions	$590	$50,678		$1,416	$50,681

Class R2
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	699	861		1,527	865

Change in net assets resulting from Class R2 capital transactions	$699	$50,861		$1,527	$50,865

Class R5
Proceeds from shares issued	$976,710	$504,444		$176,653	$64,808
Distributions reinvested	21,044	2,751		6,581	1,236
Cost of shares redeemed	(41,196)	—	(b)	(1,428)	—

Change in net assets resulting from Class R5 capital transactions	$956,558	$507,195		$181,806	$66,044

Class R6
Proceeds from shares issued	$2,589,900	$245,381		$194,110	$102,338
Distributions reinvested	36,812	2,015		7,363	1,457
Cost of shares redeemed	(173,377)	(11,901)		(22,638)	—

Change in net assets resulting from Class R6 capital transactions	$2,453,335	$235,495		$178,835	$103,795

Select Class
Proceeds from shares issued	$2,740,143	$757,755		$124,559	$799,608
Distributions reinvested	45,938	16,174		28,319	16,595
Cost of shares redeemed	(145,540)	—		(31,084)	(985)

Change in net assets resulting from Select Class capital transactions	$2,640,541	$773,929		$121,794	$815,218

Total change in net assets resulting from capital transactions	$6,052,501	$1,669,153		$486,986	$1,137,601

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)		Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333		—	3,333
Reinvested	42	63		89	63

Change in Class A Shares	42	3,396		89	3,396

Class C
Issued	—	3,332		—	3,333
Reinvested	32	44		79	43

Change in Class C Shares	32	3,376		79	3,376

Class R2
Issued	—	3,331		—	3,334
Reinvested	38	56		84	54

Change in Class R2 Shares	38	3,387		84	3,388

Class R5
Issued	54,465	29,946		9,844	4,209
Reinvested	1,142	168		364	77
Redeemed	(2,262)	—	(b)	(81)	—

Change in Class R5 Shares	53,345	30,114		10,127	4,286

Class R6
Issued	143,782	14,795		10,844	6,406
Reinvested	1,992	124		406	90
Redeemed	(9,501)	(685)		(1,289)	—

Change in Class R6 Shares	136,273	14,234		9,961	6,496

Select Class
Issued	156,332	50,449		6,924	53,002
Reinvested	2,488	1,012		1,567	1,038
Redeemed	(7,998)	—		(1,806)	(59)

Change in Select Class Shares	150,822	51,461		6,685	53,981

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$15.44	$0.16	(h)	$0.77		$0.93	$(0.14)	$(0.01)		$(0.15)
July 2, 2012 (i) through June 30, 2013	15.00	0.32		0.41	(j)	0.73	(0.29)	—	(k)	(0.29)

Class C
Six Months Ended December 31, 2013 (Unaudited)	15.44	0.11	(h)	0.77		0.88	(0.09)	(0.01)		(0.10)
July 2, 2012 (i) through June 30, 2013	15.00	0.23		0.41	(j)	0.64	(0.20)	—	(k)	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	15.44	0.14	(h)	0.77		0.91	(0.12)	(0.01)		(0.13)
July 2, 2012 (i) through June 30, 2013	15.00	0.28		0.41	(j)	0.69	(0.25)	—	(k)	(0.25)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	15.44	0.22	(h)	0.74		0.96	(0.17)	(0.01)		(0.18)
July 2, 2012 (i) through June 30, 2013	15.00	0.33		0.45	(j)	0.78	(0.34)	—	(k)	(0.34)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	15.45	0.22	(h)	0.74		0.96	(0.17)	(0.01)		(0.18)
July 2, 2012 (i) through June 30, 2013	15.00	0.37		0.43	(j)	0.80	(0.35)	—	(k)	(0.35)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	15.44	0.19	(h)	0.75		0.94	(0.15)	(0.01)		(0.16)
July 2, 2012 (i) through June 30, 2013	15.00	0.34		0.41	(j)	0.75	(0.31)	—	(k)	(0.31)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Amount rounds to less than $0.01.
(l)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.22	6.01%	$55,602	0.49	%(l)	1.94	%(l)	2.40	%(l)	21%
15.44	4.87	52,447	0.54	(l)	2.07	(l)	12.14	(l)	84

16.22	5.70	55,105	1.07	(l)	1.34	(l)	2.89	(l)	21
15.44	4.26	52,134	1.14	(l)	1.47	(l)	12.64	(l)	84

16.22	5.88	55,392	0.73	(l)	1.69	(l)	2.64	(l)	21
15.44	4.61	52,315	0.79	(l)	1.81	(l)	12.38	(l)	84

16.22	6.21	2,159,203	0.15	(l)	2.78	(l)	1.98	(l)	21
15.44	5.24	398,244	0.20	(l)	3.20	(l)	9.64	(l)	84

16.23	6.22	13,339,723	0.09	(l)	2.75	(l)	1.92	(l)	21
15.45	5.34	3,874,952	0.17	(l)	2.47	(l)	4.40	(l)	84

16.22	6.12	2,458,412	0.32	(l)	2.40	(l)	2.15	(l)	21
15.44	5.03	788,241	0.40	(l)	2.22	(l)	11.88	(l)	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$15.71	$0.17	(h)	$1.00		$1.17	$(0.19)	$(0.01)	$(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.66	(k)	1.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	15.71	0.12	(h)	1.00		1.12	(0.14)	(0.01)	(0.15)
July 2, 2012 (j) through June 30, 2013	15.00	0.25		0.66	(k)	0.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	15.71	0.15	(h)	1.00		1.15	(0.17)	(0.01)	(0.18)
July 2, 2012 (j) through June 30, 2013	15.00	0.31		0.66	(k)	0.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	15.71	0.21	(h)	0.99		1.20	(0.22)	(0.01)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.71	(k)	1.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	15.72	0.23	(h)	0.96		1.19	(0.22)	(0.01)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		0.69	(k)	1.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	15.71	0.22	(h)	0.97		1.19	(0.21)	(0.01)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.66	(k)	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.68	7.45%	$57,353	0.48	%(i)	2.08	%(i)	1.79	%(i)	15%
15.71	6.73	53,380	0.55	(i)	2.24	(i)	11.07	(i)	50

16.68	7.14	56,838	1.07	(i)	1.49	(i)	2.28	(i)	15
15.71	6.12	53,060	1.15	(i)	1.63	(i)	11.56	(i)	50

16.68	7.32	57,135	0.73	(i)	1.83	(i)	2.03	(i)	15
15.71	6.47	53,245	0.80	(i)	1.98	(i)	11.31	(i)	50

16.68	7.64	2,179,083	0.13	(i)	2.52	(i)	1.35	(i)	15
15.71	7.11	1,664,879	0.22	(i)	4.74	(i)	4.81	(i)	50

16.68	7.60	21,756,603	0.09	(i)	2.81	(i)	1.33	(i)	15
15.72	7.22	12,260,353	0.17	(i)	2.70	(i)	1.91	(i)	50

16.68	7.55	2,928,411	0.34	(i)	2.66	(i)	1.67	(i)	15
15.71	6.90	918,172	0.40	(i)	2.40	(i)	10.55	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.03	$0.17	(h)	$1.30		$1.47	$(0.18)	$(0.01)	$(0.19)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.96	(k)	1.33	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.02	0.12	(h)	1.31		1.43	(0.13)	(0.01)	(0.14)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		0.96	(k)	1.23	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.03	0.15	(h)	1.30		1.45	(0.16)	(0.01)	(0.17)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		0.96	(k)	1.29	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.03	0.25	(h)	1.25		1.50	(0.21)	(0.01)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.02	(k)	1.39	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.03	0.25	(h)	1.25		1.50	(0.21)	(0.01)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		0.98	(k)	1.39	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.03	0.23	(h)	1.26		1.49	(0.20)	(0.01)	(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		0.98	(k)	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.31	9.18%	$59,467	0.50	%(i)	2.02	%(i)	1.44	%(i)	13%
16.03	8.93	54,454	0.56	(i)	2.33	(i)	10.57	(i)	31

17.31	8.93	58,938	1.09	(i)	1.42	(i)	1.93	(i)	13
16.02	8.23	54,131	1.16	(i)	1.73	(i)	11.07	(i)	31

17.31	9.04	59,246	0.74	(i)	1.77	(i)	1.67	(i)	13
16.03	8.66	54,320	0.81	(i)	2.08	(i)	10.82	(i)	31

17.31	9.38	3,898,225	0.16	(i)	2.92	(i)	1.01	(i)	13
16.03	9.31	667,513	0.22	(i)	4.48	(i)	6.18	(i)	31

17.31	9.40	43,463,433	0.11	(i)	2.91	(i)	0.95	(i)	13
16.03	9.35	17,419,901	0.18	(i)	2.84	(i)	1.56	(i)	31

17.31	9.30	6,560,676	0.33	(i)	2.72	(i)	1.21	(i)	13
16.03	9.10	988,689	0.41	(i)	2.52	(i)	9.98	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.27	$0.17	(h)	$1.55	$1.72	$(0.19)	$(0.02)	$(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.20	1.57	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.27	0.12	(h)	1.55	1.67	(0.14)	(0.02)	(0.16)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.21	1.48	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.27	0.15	(h)	1.55	1.70	(0.17)	(0.02)	(0.19)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.20	1.53	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.28	0.23	(h)(k)	1.51	1.74	(0.22)	(0.02)	(0.24)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.25	1.64	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.27	0.24	(h)(k)	1.52	1.76	(0.23)	(0.02)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.21	1.63	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.28	0.25	(h)(k)	1.48	1.73	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.22	1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) per share rates are disproportionate between the classes due to the size of net assets and fixed expenses.
(l)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.78	10.58%	$61,124	0.48	%(i)	1.95	%(i)	1.63	%(i)	10%
16.27	10.55	55,293	0.57	(i)	2.33	(i)	10.86	(i)	25

17.78	10.25	60,578	1.08	(i)	1.35	(i)	2.13	(i)	10
16.27	9.91	54,964	1.17	(i)	1.73	(i)	11.36	(i)	25

17.78	10.44	60,896	0.73	(i)	1.69	(i)	1.88	(i)	10
16.27	10.28	55,156	0.82	(i)	2.08	(i)	11.11	(i)	25

17.78	10.71	3,632,321	0.15	(i)	2.60	(i)(l)	1.23	(i)	10
16.28	11.01	1,386,248	0.24	(i)	5.51	(i)	4.79	(i)	25

17.78	10.79	28,544,616	0.10	(i)	2.79	(i)(l)	1.17	(i)	10
16.27	10.98	13,347,658	0.20	(i)	2.79	(i)	1.76	(i)	25

17.78	10.60	5,330,130	0.37	(i)	2.88	(i)(l)	1.50	(i)	10
16.28	10.78	840,259	0.42	(i)	2.48	(i)	10.56	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.48	$0.16	(h)	$1.82	$1.98	$(0.17)	$(0.01)	$(0.18)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.40	1.77	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.48	0.11	(h)	1.81	1.92	(0.12)	(0.01)	(0.13)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.41	1.68	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.48	0.14	(h)	1.81	1.95	(0.15)	(0.01)	(0.16)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.40	1.73	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.48	0.25	(h)	1.75	2.00	(0.20)	(0.01)	(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.40		1.43	1.83	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.48	0.26	(h)	1.74	2.00	(0.20)	(0.01)	(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.41	1.83	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.48	0.23	(h)	1.76	1.99	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		1.42	1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.28	12.03%	$62,660	0.51	%(i)	1.82	%(i)	1.70	%(i)	7%
16.48	11.89	55,947	0.58	(i)	2.31	(i)	11.17	(i)	30

18.27	11.64	62,098	1.11	(i)	1.22	(i)	2.20	(i)	7
16.48	11.25	55,613	1.18	(i)	1.71	(i)	11.67	(i)	30

18.27	11.83	62,423	0.77	(i)	1.57	(i)	1.95	(i)	7
16.48	11.62	55,807	0.83	(i)	2.06	(i)	11.42	(i)	30

18.27	12.17	5,780,375	0.18	(i)	2.77	(i)	1.23	(i)	7
16.48	12.29	974,686	0.26	(i)	4.51	(i)	5.45	(i)	30

18.27	12.18	25,540,896	0.13	(i)	2.96	(i)	1.19	(i)	7
16.48	12.33	6,769,334	0.22	(i)	2.80	(i)	2.85	(i)	30

18.27	12.09	10,220,299	0.34	(i)	2.61	(i)	1.41	(i)	7
16.48	12.06	929,479	0.43	(i)	2.45	(i)	10.68	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.67	$0.15	(h)	$2.01	$2.16	$(0.15)	$(0.02)	$(0.17)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.60	1.97	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.66	0.09	(h)	2.02	2.11	(0.10)	(0.02)	(0.12)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.59	1.86	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.67	0.13	(h)	2.01	2.14	(0.13)	(0.02)	(0.15)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.60	1.93	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.67	0.24	(h)	1.95	2.19	(0.18)	(0.02)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		1.61	2.02	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.67	0.31	(h)	1.89	2.20	(0.19)	(0.02)	(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.60	2.03	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.67	0.22	(h)	1.95	2.17	(0.17)	(0.02)	(0.19)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.60	1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.66	12.97%	$63,939	0.50	%(i)	1.65	%(i)	2.54	%(i)	17%
16.67	13.21	56,597	0.59	(i)	2.29	(i)	12.80	(i)	41

18.65	12.65	63,366	1.10	(i)	1.05	(i)	3.04	(i)	17
16.66	12.49	56,260	1.19	(i)	1.69	(i)	13.30	(i)	41

18.66	12.83	63,699	0.75	(i)	1.40	(i)	2.79	(i)	17
16.67	12.93	56,455	0.84	(i)	2.04	(i)	13.04	(i)	41

18.66	13.18	2,701,875	0.18	(i)	2.61	(i)	1.78	(i)	17
16.67	13.60	606,414	0.26	(i)	5.21	(i)	10.33	(i)	41

18.66	13.19	18,623,254	0.13	(i)	3.41	(i)	1.64	(i)	17
16.67	13.65	1,295,293	0.23	(i)	2.78	(i)	7.67	(i)	41

18.65	13.01	6,394,221	0.38	(i)	2.45	(i)	1.97	(i)	17
16.67	13.38	1,176,228	0.45	(i)	2.41	(i)	11.89	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.72	$0.15	(h)	$2.16	$2.31	$(0.15)	$(0.02)	$(0.17)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.64	2.01	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.09	(h)	2.16	2.25	(0.10)	(0.02)	(0.12)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.13	(h)	2.16	2.29	(0.13)	(0.02)	(0.15)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.24	(h)	2.10	2.34	(0.18)	(0.02)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.29	(h)	2.05	2.34	(0.19)	(0.02)	(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.66	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.23	(h)	2.09	2.32	(0.17)	(0.02)	(0.19)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.86	13.81%	$64,593	0.54	%(i)	1.65	%(i)	2.58	%(i)	6%
16.72	13.52	56,777	0.60	(i)	2.88	(i)	14.44	(i)	52

18.85	13.42	64,015	1.14	(i)	1.04	(i)	3.09	(i)	6
16.72	12.87	56,439	1.20	(i)	1.68	(i)	14.93	(i)	52

18.86	13.67	64,350	0.80	(i)	1.39	(i)	2.84	(i)	6
16.72	13.25	56,635	0.85	(i)	2.03	(i)	14.68	(i)	52

18.86	14.02	4,009,987	0.20	(i)	2.61	(i)	1.70	(i)	6
16.72	13.92	669,908	0.27	(i)	5.57	(i)	12.70	(i)	52

18.85	13.97	15,199,716	0.14	(i)	3.17	(i)	1.56	(i)	6
16.72	13.96	504,437	0.23	(i)	2.67	(i)	11.68	(i)	52

18.85	13.87	9,623,675	0.38	(i)	2.49	(i)	1.84	(i)	6
16.72	13.70	928,644	0.45	(i)	2.44	(i)	14.11	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.72	$0.15	(h)	$2.11	$2.26	$(0.16)	$(0.05)	$(0.21)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.65	2.02	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.71	0.10	(h)	2.12	2.22	(0.11)	(0.05)	(0.16)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.64	1.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.13	(h)	2.11	2.24	(0.14)	(0.05)	(0.19)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.65	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.25	(h)	2.05	2.30	(0.20)	(0.05)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.33	(h)	1.98	2.31	(0.20)	(0.05)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.65	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.21	(h)	2.07	2.28	(0.18)	(0.05)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.77	13.58%	$64,510	0.49	%(i)	1.69	%(i)	4.74	%(i)	12%
16.72	13.56	56,774	0.60	(i)	2.28	(i)	15.87	(i)	64

18.77	13.32	63,932	1.08	(i)	1.09	(i)	5.24	(i)	12
16.71	12.84	56,435	1.20	(i)	1.68	(i)	16.36	(i)	64

18.77	13.45	64,267	0.74	(i)	1.44	(i)	4.99	(i)	12
16.72	13.29	56,632	0.85	(i)	2.03	(i)	16.10	(i)	64

18.77	13.79	1,348,904	0.18	(i)	2.76	(i)	3.57	(i)	12
16.72	13.96	197,653	0.26	(i)	3.43	(i)	15.73	(i)	64

18.78	13.87	5,154,313	0.12	(i)	3.59	(i)	3.43	(i)	12
16.72	14.00	162,602	0.23	(i)	2.41	(i)	14.36	(i)	64

18.77	13.67	3,419,649	0.37	(i)	2.31	(i)	3.94	(i)	12
16.72	13.73	855,650	0.45	(i)	2.43	(i)	15.61	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.73	$0.16	(h)	$2.11	$2.27	$(0.18)	$(0.05)	$(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.67	2.03	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.10	(h)	2.12	2.22	(0.12)	(0.05)	(0.17)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.14	(h)	2.11	2.25	(0.15)	(0.05)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.66	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.72	0.23	(h)	2.08	2.31	(0.21)	(0.05)	(0.26)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.73	0.28	(h)	2.03	2.31	(0.21)	(0.05)	(0.26)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.66	2.09	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.73	0.22	(h)	2.06	2.28	(0.19)	(0.05)	(0.24)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.77	13.59%	$64,543	0.53	%(i)	1.76	%(i)	4.55	%(i)	5%
16.73	13.62	56,796	0.60	(i)	2.28	(i)	15.61	(i)	49

18.77	13.32	63,964	1.12	(i)	1.16	(i)	5.05	(i)	5
16.72	12.90	56,458	1.20	(i)	1.67	(i)	16.10	(i)	49

18.77	13.52	64,299	0.78	(i)	1.51	(i)	4.80	(i)	5
16.72	13.28	56,654	0.85	(i)	2.02	(i)	15.85	(i)	49

18.77	13.86	1,566,314	0.19	(i)	2.50	(i)	3.98	(i)	5
16.72	13.95	503,559	0.27	(i)	4.14	(i)	14.51	(i)	49

18.78	13.87	2,826,113	0.13	(i)	3.11	(i)	3.85	(i)	5
16.73	14.06	238,087	0.22	(i)	3.09	(i)	14.50	(i)	49

18.77	13.70	3,796,693	0.36	(i)	2.43	(i)	4.09	(i)	5
16.73	13.79	860,746	0.45	(i)	2.43	(i)	15.35	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.71	$0.17	(h)	$2.01	$2.18	$(0.24)	$(0.23)	$(0.47)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.65	2.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.70	0.11	(h)	2.01	2.12	(0.18)	(0.23)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.63	1.90	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	16.71	0.15	(h)	2.00	2.15	(0.21)	(0.23)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	16.71	0.25	(h)	1.96	2.21	(0.27)	(0.23)	(0.50)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.64	2.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	16.71	0.26	(h)	1.95	2.21	(0.27)	(0.23)	(0.50)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.64	2.07	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.71	0.19	(h)	2.00	2.19	(0.25)	(0.23)	(0.48)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.64	2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.42	13.12%	$64,182	0.44	%(i)	1.88	%(i)	12.56	%(i)	10%
16.71	13.49	56,738	0.60	(i)	2.27	(i)	16.56	(i)	52

18.41	12.80	63,607	1.04	(i)	1.28	(i)	13.05	(i)	10
16.70	12.77	56,400	1.20	(i)	1.67	(i)	17.04	(i)	52

18.42	12.99	63,941	0.69	(i)	1.63	(i)	12.80	(i)	10
16.71	13.21	56,597	0.85	(i)	2.02	(i)	16.79	(i)	52

18.42	13.33	265,440	0.14	(i)	2.74	(i)	13.78	(i)	10
16.71	13.88	71,611	0.25	(i)	2.68	(i)	16.17	(i)	52

18.42	13.34	303,148	0.09	(i)	2.92	(i)	13.32	(i)	10
16.71	13.93	108,546	0.21	(i)	2.85	(i)	16.21	(i)	52

18.42	13.21	1,117,270	0.30	(i)	2.09	(i)	12.46	(i)	10
16.71	13.66	901,904	0.45	(i)	2.44	(i)	16.31	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Funds commenced operations on July 2, 2012. Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

The JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
JPMorgan SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$18,090,280	$—	$—	$18,090,280

JPMorgan SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$26,783,157	$—	$—	$26,783,157

JPMorgan SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$54,049,532	$—	$—	$54,049,532

JPMorgan SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$37,614,007	$—	$—	$37,614,007

JPMorgan SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$41,575,827	$—	$—	$41,575,827

JPMorgan SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$27,842,017	$—	$—	$27,842,017

JPMorgan SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$29,162,117	$—	$—	$29,162,117

JPMorgan SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$10,121,394	$—	$—	$10,121,394

JPMorgan SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$8,376,834	$—	$—	$8,376,834

JPMorgan SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$1,874,448	$—	$—	$1,874,448

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the affiliated Underlying Funds:

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$72,071	$141,005	$85,000	$(6,968)	$16	9,530	$125,793
JPMorgan Core Bond Fund, Class R6 Shares	666,557	2,012,624	147,000	7,406	25,753	217,571	2,497,717
JPMorgan Corporate Bond Fund, Class R6 Shares	90,401	261,508	20,000	(904)	3,508	34,676	332,891
JPMorgan Emerging Economies Fund, Class R5 Shares	26,198	58,255	—	—	1,255	6,495	85,858
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	183,042	335,941	122,000	(13,208)	9,941	47,997	388,299
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	42,414	99,015	11,000	(1,081)	1,015	5,824	132,206
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,918	80,000	131,214	(5,330)	—	822	7,637
JPMorgan Floating Rate Income Fund, Select Class Shares	130,000	536,373	9,000	525	7,962	65,225	658,769
JPMorgan High Yield Fund, Class R6 Shares	440,344	1,489,715	411,001	37,924	37,353	187,179	1,493,687
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	260,438	668,115	50,000	(545)	3,928	84,082	872,768
JPMorgan International Realty Fund, Class R5 Shares	52,421	75,981	—	—	3,982	12,661	126,986
JPMorgan Prime Money Market Fund, Institutional Class Shares	539,737	12,766,646	11,347,441	19	146	1,958,942	1,958,942
JPMorgan Realty Income Fund, Class R5 Shares	80,956	61,405	50,000	1,340	1,088	7,688	85,643

Total	$2,642,497			$19,178	$95,947		$8,767,196

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2015 Blend Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$110,387	$80,018	$45,000	$(4,214)	$18	10,872	$143,506
JPMorgan Core Bond Fund, Class R6 Shares	1,974,443	2,048,185	219,000	10,046	42,823	326,168	3,744,409
JPMorgan Corporate Bond Fund, Class R6 Shares	280,134	260,752	60,000	(2,916)	5,752	50,325	483,117
JPMorgan Emerging Economies Fund, Class R5 Shares	136,244	139,113	—	—	4,113	21,281	281,339
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	467,340	330,246	230,000	(25,900)	15,245	68,549	554,563
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	175,476	137,418	—	—	2,418	13,879	315,050
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	150,679	—	143,120	(13,514)	—	960	8,919
JPMorgan Floating Rate Income Fund, Select Class Shares	225,000	418,512	—	398	8,114	63,937	645,765
JPMorgan High Yield Fund, Class R6 Shares	1,150,257	1,425,550	495,000	49,518	53,723	256,835	2,049,541
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	495,786	400,181	30,000	108	4,010	82,972	861,247
JPMorgan International Realty Fund, Class R5 Shares	187,675	112,466	—	—	9,465	30,097	301,877

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2015 Blend Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$659,727	$13,562,110	$13,211,168	$13	$102	1,010,669	$1,010,669
JPMorgan Realty Income Fund, Class R5 Shares	324,805	102,973	200,000	(3,908)	2,383	18,552	206,671

Total	$6,337,953			$9,631	$148,166		$10,606,673

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2020 Blend Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$31,930	$16	$—	$—	$4	2,418	$31,922
JPMorgan Core Bond Fund, Class R6 Shares	2,343,732	4,960,069	299,999	25,206	74,287	601,585	6,906,200
JPMorgan Corporate Bond Fund, Class R6 Shares	323,787	610,496	50,000	(2,264)	10,496	92,613	889,088
JPMorgan Emerging Economies Fund, Class R5 Shares	284,355	524,474	40,000	(4,072)	11,473	59,360	784,735
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	533,120	865,753	400,000	(45,175)	25,753	120,616	975,786
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	333,872	610,853	—	—	7,353	42,211	958,193
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,338	40,000	212,885	(13,476)	—	2,419	22,469
JPMorgan Floating Rate Income Fund, Select Class Shares	75,000	238,976	—	198	3,778	31,164	314,755
JPMorgan High Yield Fund, Class R6 Shares	1,303,041	3,130,537	825,000	91,046	90,148	444,820	3,549,665
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	167,220	307,440	40,000	(712)	1,853	41,612	431,932
JPMorgan International Realty Fund, Class R5 Shares	318,220	319,001	—	—	20,001	63,595	637,859
JPMorgan Prime Money Market Fund, Institutional Class Shares	81,814	30,913,900	30,477,611	2	35	518,103	518,103
JPMorgan Realty Income Fund, Class R5 Shares	532,553	329,123	52,000	13,994	8,726	67,698	754,152

Total	$6,519,982			$64,747	$253,907		$16,774,859

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2025 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,411,659	$2,378,750	$130,000	$14,889	$38,387	314,236	$3,607,424
JPMorgan Corporate Bond Fund, Class R6 Shares	183,502	332,668	75,000	(3,284)	5,168	46,110	442,651
JPMorgan Emerging Economies Fund, Class R5 Shares	312,914	347,413	32,000	(3,385)	9,413	48,701	643,827
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	368,979	324,126	150,000	(16,921)	14,126	65,586	530,588
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	336,438	451,038	—	—	6,039	34,666	786,923
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	123,560	—	70,000	(5,994)	—	5,790	53,786
JPMorgan High Yield Fund, Class R6 Shares	982,714	1,756,943	402,000	58,813	57,295	288,543	2,302,575

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2025 Blend Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$268,020	$230,623	$—	$—	$15,623	49,676	$498,254
JPMorgan Prime Money Market Fund, Institutional Class Shares	96,809	20,077,818	19,952,537	8	24	222,090	222,090
JPMorgan Realty Income Fund, Class R5 Shares	487,833	238,254	80,000	13,230	7,002	53,931	600,787

Total	$4,572,428			$57,356	$153,077		$9,688,905

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2030 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$511,649	$1,985,462	$—	$13,327	$25,635	214,530	$2,462,799
JPMorgan Corporate Bond Fund, Class R6 Shares	67,606	362,193	127,000	(3,301)	3,394	31,584	303,209
JPMorgan Emerging Economies Fund, Class R5 Shares	180,581	604,705	—	—	11,704	60,554	800,526
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	180,138	456,747	100,000	(11,271)	12,747	65,302	528,290
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	223,676	719,859	—	—	7,360	42,251	959,090
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,464	53,000	76,000	(4,300)	—	3,915	36,372
JPMorgan High Yield Fund, Class R6 Shares	510,263	2,254,785	402,000	59,111	55,258	290,945	2,321,739
JPMorgan International Realty Fund, Class R5 Shares	162,349	470,776	—	—	19,775	62,878	630,666
JPMorgan Prime Money Market Fund, Institutional Class Shares	48,467	22,308,307	22,071,797	1	27	284,977	284,977
JPMorgan Realty Income Fund, Class R5 Shares	309,726	437,080	—	18,986	8,093	63,010	701,929

Total	$2,251,919			$72,553	$143,993		$9,029,597

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2035 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$92,513	$839,616	$48,000	$2,620	$7,379	76,013	$872,629
JPMorgan Corporate Bond Fund, Class R6 Shares	11,590	144,148	10,000	(452)	1,149	15,216	146,074
JPMorgan Emerging Economies Fund, Class R5 Shares	72,752	539,459	31,000	(4,781)	8,459	43,764	578,554
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	53,146	290,717	53,000	(4,587)	5,717	35,281	285,420
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	90,084	656,897	39,000	(6,393)	5,396	30,978	703,192
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	16,184	18,501	30,000	(1,446)	—	530	4,924
JPMorgan High Yield Fund, Class R6 Shares	174,091	1,502,727	245,000	34,495	28,116	175,864	1,403,391
JPMorgan International Realty Fund, Class R5 Shares	62,895	503,499	28,000	(1,882)	16,499	52,461	526,184
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,767	22,034,740	21,809,891	1	22	243,616	243,616
JPMorgan Realty Income Fund, Class R5 Shares	124,226	452,976	50,000	10,141	5,582	44,455	495,224

Total	$716,248			$27,716	$78,319		$5,259,208

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2040 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$40,754	$593,363	$92,000	$2,139	$5,267	46,598	$534,945
JPMorgan Corporate Bond Fund, Class R6 Shares	5,312	78,537	45,000	(394)	537	4,067	39,046
JPMorgan Emerging Economies Fund, Class R5 Shares	51,753	570,804	—	—	9,205	47,621	629,554
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	33,406	242,695	—	—	6,045	33,665	272,353
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	60,346	703,717	—	—	5,917	33,968	771,082
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,171	33,500	40,000	207	—	634	5,887
JPMorgan High Yield Fund, Class R6 Shares	114,477	1,536,432	175,000	36,008	30,447	181,579	1,448,997
JPMorgan International Realty Fund, Class R5 Shares	45,404	532,011	—	—	17,812	56,636	568,055
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,653	19,934,081	19,606,001	1	21	343,733	343,733
JPMorgan Realty Income Fund, Class R5 Shares	91,579	510,919	—	15,397	6,422	51,097	569,221

Total	$469,855			$53,358	$81,673		$5,182,873

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2045 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$24,013	$218,062	$21,900	$372	$1,626	18,938	$217,403
JPMorgan Corporate Bond Fund, Class R6 Shares	4,905	20,282	—	—	282	2,633	25,275
JPMorgan Emerging Economies Fund, Class R5 Shares	31,941	186,695	—	—	3,195	16,529	218,517
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	20,019	75,827	—	—	1,826	11,659	94,320
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,167	244,552	13,000	103	2,052	11,778	267,370
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,673	3,700	9,000	(472)	—	162	1,505
JPMorgan High Yield Fund, Class R6 Shares	68,485	486,917	41,000	12,896	9,905	63,238	504,637
JPMorgan International Realty Fund, Class R5 Shares	27,199	172,620	—	—	6,120	19,460	195,185
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,184	8,536,203	8,441,219	1	11	104,168	104,168
JPMorgan Realty Income Fund, Class R5 Shares	54,538	159,659	6,500	5,058	2,064	17,573	195,764

Total	$283,124			$17,958	$27,081		$1,824,144

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2050 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$33,348	$194,761	$31,000	$(150)	$1,741	16,967	$194,780
JPMorgan Corporate Bond Fund, Class R6 Shares	7,282	21,837	—	—	337	3,046	29,240
JPMorgan Emerging Economies Fund, Class R5 Shares	41,715	120,184	—	—	2,434	12,593	166,479
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	26,809	68,967	20,000	(1,391)	1,867	9,269	74,987
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	46,763	163,857	—	—	1,658	9,516	216,014

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2050 Blend Fund (continued)
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	$7,167	$13,500	$20,500	$35	$—	93	$860
JPMorgan High Yield Fund, Class R6 Shares	87,347	356,965	32,000	10,281	9,612	50,895	406,141
JPMorgan International Realty Fund, Class R5 Shares	37,734	103,953	—	—	4,453	14,159	142,013
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,595	4,890,513	4,842,283	1	8	64,825	64,825
JPMorgan Realty Income Fund, Class R5 Shares	69,727	112,579	—	4,637	1,942	15,389	171,433

Total	$374,487			$13,413	$24,052		$1,466,772

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan SmartRetirement 2055 Blend Fund
JPMorgan Core Bond Fund, Class R6 Shares	$23,724	$22,099	$3,500	$58	$433	3,634	$41,713
JPMorgan Corporate Bond Fund, Class R6 Shares	2,366	8,567	—	—	66	1,137	10,912
JPMorgan Emerging Economies Fund, Class R5 Shares	29,268	7,005	—	—	555	2,872	37,969
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,500	468	6,000	(415)	469	1,684	13,621
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	35,322	8,844	—	—	344	1,977	44,885
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,376	—	5,400	(404)	—	114	1,064
JPMorgan High Yield Fund, Class R6 Shares	61,651	41,820	11,500	2,252	2,518	11,393	90,914
JPMorgan International Realty Fund, Class R5 Shares	26,359	4,424	2,000	(95)	925	2,942	29,506
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,189	541,322	536,659	— (a)	1	12,852	12,852
JPMorgan Realty Income Fund, Class R5 Shares	47,232	10,790	10,499	652	505	3,933	43,812

Total	$259,987			$2,048	$5,816		$327,248

(a)	Amount rounds to less than $1,000.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Offering and Organization Costs — Total offering costs paid in connection with the offering of shares of the Funds were amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the Sub-administrator). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the six months ended December 31, 2013 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$17,764	$4,971	$153	$22,888	$85,643
JPMorgan SmartRetirement Blend 2015 Fund	29,785	8,346	124	38,255	86,070
JPMorgan SmartRetirement Blend 2020 Fund	54,594	15,282	89	69,965	85,047
JPMorgan SmartRetirement Blend 2025 Fund	38,696	10,835	80	49,611	89,551
JPMorgan SmartRetirement Blend 2030 Fund	38,953	10,894	96	49,943	87,845
JPMorgan SmartRetirement Blend 2035 Fund	21,451	5,994	90	27,535	83,042
JPMorgan SmartRetirement Blend 2040 Fund	25,036	6,996	95	32,127	89,458
JPMorgan SmartRetirement Blend 2045 Fund	8,091	2,261	79	10,431	82,757
JPMorgan SmartRetirement Blend 2050 Fund	8,180	2,288	82	10,550	91,797
JPMorgan SmartRetirement Blend 2055 Fund	2,306	647	70	3,023	92,693

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$13,235,472	$2,198,026
JPMorgan SmartRetirement Blend 2015 Fund	13,346,337	2,915,299
JPMorgan SmartRetirement Blend 2020 Fund	36,834,148	4,764,299
JPMorgan SmartRetirement Blend 2025 Fund	22,311,985	2,544,298
JPMorgan SmartRetirement Blend 2030 Fund	31,960,262	1,758,910
JPMorgan SmartRetirement Blend 2035 Fund	25,560,859	2,457,074

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend 2040 Fund	$25,845,573	$926,794
JPMorgan SmartRetirement Blend 2045 Fund	8,794,815	661,856
JPMorgan SmartRetirement Blend 2050 Fund	6,262,923	270,961
JPMorgan SmartRetirement Blend 2055 Fund	612,338	144,913

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$17,664,699	$565,633	$140,052	$425,581
JPMorgan SmartRetirement Blend 2015 Fund	25,844,153	1,289,247	350,243	939,004
JPMorgan SmartRetirement Blend 2020 Fund	51,659,632	2,854,632	464,732	2,389,900
JPMorgan SmartRetirement Blend 2025 Fund	35,515,198	2,445,721	346,912	2,098,809
JPMorgan SmartRetirement Blend 2030 Fund	39,147,275	2,611,855	183,303	2,428,552
JPMorgan SmartRetirement Blend 2035 Fund	26,398,145	1,534,853	90,981	1,443,872
JPMorgan SmartRetirement Blend 2040 Fund	27,428,586	1,814,897	81,366	1,733,531
JPMorgan SmartRetirement Blend 2045 Fund	9,510,916	640,810	30,332	610,478
JPMorgan SmartRetirement Blend 2050 Fund	7,722,924	673,552	19,642	653,910
JPMorgan SmartRetirement Blend 2055 Fund	1,620,972	261,245	7,769	253,476

At June 30, 2013, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of each Fund’s assets.

Additionally, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund,

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund and JPMorgan SmartRetirement Blend 2050 Fund each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,060.10	$2.54	0.49%
Hypothetical	1,000.00	1,022.74	2.50	0.49
Class C
Actual	1,000.00	1,057.00	5.55	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class R2
Actual	1,000.00	1,058.80	3.79	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R5
Actual	1,000.00	1,062.10	0.78	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,062.20	0.47	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Select Class
Actual	1,000.00	1,061.20	1.66	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,074.50	2.51	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Class C
Actual	1,000.00	1,071.40	5.59	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,073.20	$3.81	0.73%
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R5
Actual	1,000.00	1,076.40	0.68	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,076.00	0.47	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Select Class
Actual	1,000.00	1,075.50	1.78	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,091.80	2.64	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class C
Actual	1,000.00	1,089.30	5.74	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R2
Actual	1,000.00	1,090.40	3.90	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R5
Actual	1,000.00	1,093.80	0.84	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Class R6
Actual	1,000.00	1,094.00	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11
Select Class
Actual	1,000.00	1,093.00	1.74	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,105.80	2.55	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Class C
Actual	1,000.00	1,102.50	5.72	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,104.40	3.87	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R5
Actual	1,000.00	1,107.10	0.80	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,107.90	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Select Class
Actual	1,000.00	1,106.00	1.96	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$1,120.30	$2.73	0.51%
Hypothetical	1,000.00	1,022.63	2.60	0.51
Class C
Actual	1,000.00	1,116.40	5.92	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R2
Actual	1,000.00	1,118.30	4.11	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class R5
Actual	1,000.00	1,121.70	0.96	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,121.80	0.70	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Select Class
Actual	1,000.00	1,120.90	1.82	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,129.70	2.68	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class C
Actual	1,000.00	1,126.50	5.90	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class R2
Actual	1,000.00	1,128.30	4.02	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R5
Actual	1,000.00	1,131.80	0.97	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,131.90	0.70	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Select Class
Actual	1,000.00	1,130.10	2.04	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,138.10	2.91	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class C
Actual	1,000.00	1,134.20	6.13	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R2
Actual	1,000.00	1,136.70	4.31	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	1,140.20	1.08	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,139.70	0.76	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,138.70	$2.05	0.38%
Hypothetical	1,000.00	1,023.29	1.94	0.38

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	1,135.80	2.64	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Class C
Actual	1,000.00	1,133.20	5.81	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,134.50	3.98	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R5
Actual	1,000.00	1,137.90	0.97	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,138.70	0.65	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Select Class
Actual	1,000.00	1,136.70	1.99	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,135.90	2.85	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class C
Actual	1,000.00	1,133.20	6.02	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class R2
Actual	1,000.00	1,135.20	4.20	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R5
Actual	1,000.00	1,138.60	1.02	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R6
Actual	1,000.00	1,138.70	0.70	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Select Class
Actual	1,000.00	1,137.00	1.94	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,131.20	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class C
Actual	1,000.00	1,128.00	5.58	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R2
Actual	1,000.00	1,129.90	3.70	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual	$1,000.00	$1,133.30	$0.75	0.14%
Hypothetical	1,000.00	1,024.50	0.71	0.14
Class R6
Actual	1,000.00	1,133.40	0.48	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Select Class
Actual	1,000.00	1,132.10	1.61	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and/or expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Underlying Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trust-

ees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and Underlying Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed each Fund’s performance since its inception on July 2, 2012 as compared to its benchmark index and considered the performance information provided for each Fund at regular Board meetings by the Adviser. The Trustees discussed each Fund’s performance and investment strategy with the Adviser and, based upon this discussion and various other factors, concluded that each Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (the “Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares was in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2013

light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee and actual total expenses for both Class

A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-SRB-1213

Semi-Annual Report

JPMorgan SmartAllocation Funds

December 31, 2013 (Unaudited)

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	1

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	15.59%
MSCI World Index (net of foreign withholding taxes)	16.83%
S&P 500 Index	16.31%

Net Assets as of 12/31/13	$39,490,476

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

Overall, equity markets in the U.S., Europe and Japan performed strongly during the six months ended December 31, 2013, as a global economic recovery continued to gain strength. In the U.S., healthy corporate earnings and improvements in employment, housing and consumer sentiment provided a positive backdrop for investors. While partisan brinkmanship in Washington led to a partial shutdown of the federal government in October, a bipartisan budget agreement toward the end of the reporting period dispelled some of the political uncertainty. The U.S. Federal Reserve responded to the improving economic picture by announcing it would trim $10 billion from its $85 billion in monthly asset purchases. The news sent equities higher.

In Europe, sovereign debt crises that had gripped several members of the European Union (EU) appeared to recede and by the end of the reporting period, Ireland became the first nation to exit its EU bailout program. In Japan, Prime Minister Shinzo Abe’s approach to economic stimulus appeared to show results and equities there closed out the period at their highest levels since 1988. Emerging market equities ended the period weaker as growth slowed and higher interest rates in the developed world put pressure on the currencies of countries running current account deficits.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and the S&P 500 Index for the six months ended December 31, 2013. Based on their view of market conditions and valuations, the Fund’s portfolio managers implement overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, the Fund’s meaningful strategic allocation to emerging market equities was a significant detractor from relative performance, as emerging market equities underperformed developed market equities and neither of the Fund’s two benchmarks includes the emerging market equities asset class. Security selection was positive on a relative basis during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund was moderately overweight in domestic equities, offset by small underweight positions in real estate investment trusts and international equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	61.6%
International Equity	33.8
Alternative Assets	4.0
Money Market	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/2/12
Without Sales Charge		15.30%	23.46%	21.07%
With Sales Charge**		9.22	17.00	16.79
CLASS C SHARES	7/2/12
Without CDSC		14.97	22.82	20.46
With CDSC***		13.97	21.82	20.46
CLASS R2 SHARES	7/2/12	15.11	23.11	20.74
CLASS R5 SHARES	7/2/12	15.55	24.01	21.60
CLASS R6 SHARES	7/2/12	15.59	24.06	21.65
SELECT CLASS SHARES	7/2/12	15.42	23.73	21.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index, the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 49.3%
	International Equity — 16.6%
65,061	iShares MSCI EAFE ETF	4,362,990
52,726	iShares MSCI Emerging Markets ETF	2,202,365

	Total International Equity	6,565,355

	U.S. Equity — 32.7%
9,207	iShares Russell 2000 ETF	1,061,659
9,494	iShares Russell Mid-Cap ETF	1,423,910
61,590	Vanguard S&P 500 ETF	10,417,949

	Total U.S. Equity	12,903,518

	Total Exchange Traded Funds (Cost $17,792,004)	19,468,873

Investment Companies — 50.7% (b)
	Alternative Assets — 4.0%
79,747	JPMorgan International Realty Fund, Class R5 Shares	799,863
69,370	JPMorgan Realty Income Fund, Class R5 Shares	772,777

	Total Alternative Assets	1,572,640

	International Equity — 17.2%
91,522	JPMorgan Emerging Economies Fund, Class R5 Shares	1,209,915
53,402	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,212,235
104,763	JPMorgan International Equity Fund, Class R6 Shares	1,724,404
109,942	JPMorgan International Opportunities Fund, Class R6 Shares	1,732,683
44,785	JPMorgan Intrepid International Fund, Institutional Class Shares	925,255

	Total International Equity	6,804,492

	Money Market — 0.6%
224,294	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	224,294

	U.S. Equity — 28.9%
169,628	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	2,368,009
65,280	JPMorgan Intrepid America Fund, Class R5 Shares	2,263,255

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
27,705	JPMorgan Mid Cap Core Fund, Class R6 Shares	600,654
230,170	JPMorgan U.S. Equity Fund, Class R6 Shares	3,249,994
37,577	JPMorgan U.S. Small Company Fund, Class R6 Shares	591,835
86,861	JPMorgan Value Advantage Fund, Institutional Class Shares	2,358,289

	Total U.S. Equity	11,432,036

	Total Investment Companies (Cost $18,703,262)	20,033,462

	Total Investments — 100.0% (Cost $36,495,266)	39,502,335
	Liabilities in Excess of Other Assets — 0.0% (g)	(11,859)

	NET ASSETS — 100.0%	$39,490,476

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$19,468,873
Investments in affiliates, at value	20,033,462

Total investment securities, at value	39,502,335
Receivables:
Investment securities sold	1,324,630
Fund shares sold	322
Dividends from affiliates	310
Due from Adviser	27,459

Total Assets	40,855,056

LIABILITIES:
Payables:
Investment securities purchased	307
Fund shares redeemed	1,350,000
Accrued liabilities:
Shareholder servicing fees	277
Distribution fees	107
Custodian and accounting fees	7,980
Trustees’ and Chief Compliance Officer’s fees	19
Other	5,890

Total Liabilities	1,364,580

Net Assets	$39,490,476

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$36,270,549
Accumulated undistributed (distributions in excess of) net investment income	(158,393)
Accumulated net realized gains (losses)	371,251
Net unrealized appreciation (depreciation)	3,007,069

Total Net Assets	$39,490,476

Net Assets:
Class A	$247,557
Class C	66,946
Class R2	66,329
Class R5	67,027
Class R6	38,036,992
Select Class	1,005,625

Total	$39,490,476

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,586
Class C	3,397
Class R2	3,365
Class R5	3,397
Class R6	1,927,902
Select Class	50,984

Net Asset Value (a):
Class A — Redemption price per share	$19.67
Class C — Offering price per share (b)	19.71
Class R2 — Offering and redemption price per share	19.71
Class R5 — Offering and redemption price per share	19.73
Class R6 — Offering and redemption price per share	19.73
Select Class — Offering and redemption price per share	19.72
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.76

Cost of investments in non-affiliates	$17,792,004
Cost of investments in affiliates	18,703,262

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$163,585
Dividend income from affiliates	166,954

Total investment income	330,539

EXPENSES:
Investment advisory fees	48,006
Administration fees	8,045
Distribution fees:
Class A	162
Class C	246
Class R2	157
Shareholder servicing fees:
Class A	162
Class C	82
Class R2	79
Class R5	16
Select Class	1,186
Custodian and accounting fees	11,654
Professional fees	16,926
Trustees’ and Chief Compliance Officer’s fees	69
Printing and mailing costs	1,968
Registration and filing fees	49,179
Transfer agent fees	5,151
Offering costs	585
Other	5,333

Total expenses	149,006

Less amounts waived	(55,684)
Less expense reimbursements	(79,295)

Net expenses	14,027

Net investment income (loss)	316,512

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	19,562
Investments in affiliates	6,617

Net realized gains (losses)	26,179

Distributions of capital gains received from investment company affiliates	351,169

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,632,309
Investments in affiliates	1,257,949

Change in net unrealized appreciation/depreciation	2,890,258

Net realized/unrealized gains (losses)	3,267,606

Change in net assets resulting from operations	$3,584,118

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$316,512	$18,445
Net realized gain (loss)	26,179	21,687
Distributions of capital gains received from investment company affiliates	351,169	2,911
Change in net unrealized appreciation/depreciation	2,890,258	116,811

Change in net assets resulting from operations	3,584,118	159,854

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,540)	(235)
From net realized gains	(141)	—
Class C
From net investment income	(208)	(107)
From net realized gains	(51)	—
Class R2
From net investment income	(362)	(171)
From net realized gains	(50)	—
Class R5
From net investment income	(783)	(351)
From net realized gains	(51)	—
Class R6
From net investment income	(475,016)	(362)
From net realized gains	(28,930)	—
Select Class
From net investment income	(9,968)	(4,492)
From net realized gains	(761)	—

Total distributions to shareholders	(518,861)	(5,718)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,255,269	1,015,814

NET ASSETS:
Change in net assets	38,320,526	1,169,950
Beginning of period	1,169,950	—

End of period	$39,490,476	$1,169,950

Accumulated undistributed (distributions in excess of) net investment income	$(158,393)	$13,972

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$166,800	$60,107
Distributions reinvested	2,681	235
Cost of shares redeemed	(5,020)	—

Change in net assets resulting from Class A capital transactions	$164,461	$60,342

Class C
Proceeds from shares issued	$5,856	$50,000
Distributions reinvested	259	107
Cost of shares redeemed	(5,246)	—

Change in net assets resulting from Class C capital transactions	$869	$50,107

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	412	171

Change in net assets resulting from Class R2 capital transactions	$412	$50,171

Class R5
Proceeds from shares issued	$—	$49,999
Distributions reinvested	834	351

Change in net assets resulting from Class R5 capital transactions	$834	$50,350

Class R6
Proceeds from shares issued	$36,322,974	$49,999
Distributions reinvested	501,841	362
Cost of shares redeemed	(1,750,000)	—

Change in net assets resulting from Class R6 capital transactions	$35,074,815	$50,361

Select Class
Proceeds from shares issued	$3,149	$749,991
Distributions reinvested	10,729	4,492

Change in net assets resulting from Select Class capital transactions	$13,878	$754,483

Total change in net assets resulting from capital transactions	$35,255,269	$1,015,814

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

	SmartAllocation Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,763	3,930
Reinvested	136	14
Redeemed	(257)	—

Change in Class A Shares	8,642	3,944

Class C
Issued	320	3,333
Reinvested	13	7
Redeemed	(276)	—

Change in Class C Shares	57	3,340

Class R2
Issued	—	3,333
Reinvested	21	11

Change in Class R2 Shares	21	3,344

Class R5
Issued	—	3,333
Reinvested	42	22

Change in Class R5 Shares	42	3,355

Class R6
Issued	1,989,069	3,333
Reinvested	25,452	23
Redeemed	(89,975)	—

Change in Class R6 Shares	1,924,546	3,356

Select Class
Issued	161	50,000
Reinvested	545	278

Change in Select Class Shares	706	50,278

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$17.29	$0.18	(h)	$2.42	$2.60	$(0.20)	$(0.02)	$(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2013 (Unaudited)	17.24	0.06	(h)	2.49	2.55	(0.06)	(0.02)	(0.08)
July 2, 2012 (j) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	17.26	0.08	(h)	2.50	2.58	(0.11)	(0.02)	(0.13)
July 2, 2012 (j) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	17.33	0.15	(h)	2.50	2.65	(0.23)	(0.02)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	17.33	0.33	(h)	2.33	2.66	(0.24)	(0.02)	(0.26)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	17.31	0.13	(h)	2.50	2.63	(0.20)	(0.02)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and the six months ended December 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.67	15.03%	$247,557	0.58	%(i)	1.87	%(i)	3.48	%(i)	11%
17.29	15.77	68,166	0.64	(i)	1.56	(i)	19.01	(i)	47

19.71	14.77	66,946	1.20	(i)	0.64	(i)	4.40	(i)	11
17.24	15.16	57,583	1.14	(i)	0.99	(i)	19.29	(i)	47

19.71	14.91	66,329	0.98	(i)	0.90	(i)	4.19	(i)	11
17.26	15.43	57,726	0.89	(i)	1.24	(i)	19.04	(i)	47

19.73	15.28	67,027	0.28	(i)	1.61	(i)	3.49	(i)	11
17.33	16.29	58,128	0.19	(i)	1.94	(i)	18.35	(i)	47

19.73	15.33	38,036,992	0.12	(i)	3.43	(i)	1.40	(i)	11
17.33	16.31	58,152	0.15	(i)	1.99	(i)	18.30	(i)	47

19.72	15.15	1,005,625	0.48	(i)	1.41	(i)	3.69	(i)	11
17.31	16.04	870,195	0.39	(i)	1.74	(i)	18.55	(i)	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Fund commenced operations on July 2, 2012. Prior to May 14, 2013, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$39,502,335	$—	$—	$39,502,335

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the affiliated Underlying Funds:

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan Emerging Economies Fund, Class R5 Shares	$35,974	$1,125,690	$—	$—	$17,690	91,522	$1,209,915
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	38,110	1,122,802	2,000	(297)	9,302	53,402	1,212,235
JPMorgan Growth Advantage Fund, Class R5 Shares	69,328	2,249,067	157,249	77,783	—	169,628	2,368,009
JPMorgan International Equity Fund, Class R6 Shares	50,183	1,548,481	5,000	(48)	3,981	104,763	1,724,404
JPMorgan International Opportunities Fund, Class R6 Shares	50,788	1,548,772	3,000	27	19,772	109,942	1,732,683
JPMorgan International Realty Fund, Class R5 Shares	23,010	756,881	—	—	25,081	79,747	799,863
JPMorgan Intrepid America Fund, Class R5 Shares	67,912	2,039,714	60,001	1,271	26,214	65,280	2,263,255
JPMorgan Intrepid International Fund, Institutional Class Shares	25,540	815,450	—	—	13,650	44,785	925,255
JPMorgan Mid Cap Core Fund, Class R6 Shares	16,614	577,415	2,000	47,330	2,585	27,705	600,654
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,747	1,467,002	1,244,455	—	5	224,294	224,294
JPMorgan Realty Income Fund, Class R5 Shares	46,495	755,063	11,000	20,388	8,910	69,370	772,777
JPMorgan U.S. Equity Fund, Class R6 Shares	99,050	3,045,964	73,500	158,260	15,861	230,170	3,249,994
JPMorgan U.S. Small Company Fund, Class R6 Shares	16,787	521,498	—	7,734	2,063	37,577	591,835
JPMorgan Value Advantage Fund, Institutional Class Shares	70,895	2,254,871	114,000	45,338	21,840	86,861	2,358,289

	$612,433			$357,786	$166,954		$20,033,462

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

E. Offering and Organization Costs — Total offering costs of $106,889 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$13	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

16	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

For the six months ended December 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$48,006	$7,634	$44	$55,684	$79,295

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$37,173,630	$1,973,710

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$36,495,266	$3,022,971	$15,902	$3,007,069

At June 30, 2013, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder, if any, may impact the Fund’s performance.

18	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,150.30	$3.14	0.58%
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,147.70	6.50	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R2
Actual	1,000.00	1,149.10	5.31	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,152.80	1.52	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R6
Actual	1,000.00	1,153.30	0.65	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Select Class
Actual	1,000.00	1,151.50	2.60	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s and Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain Underlying Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreement in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and the Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and

20	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

operational changes designed to improve investment results and the services provided to the Fund and the Underlying Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on July 2, 2012 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (the “Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

22	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2013

TAX LETTER

(Unaudited)

Foreign Source Income and Foreign Tax Credit Pass Through

The Fund is required to notify shareholders that for the fiscal period ended June 30, 2013, the Fund elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are $9,321 and $703, respectively.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2013 Form 1099-DIV for foreign tax paid.

DECEMBER 31, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-SAE-1213

J.P. Morgan Funds

Semi-Annual Report

December 31, 2013 (Unaudited)

JPMorgan Hedged Equity Fund

J.P. Morgan Funds

Semi-Annual Report

December 31, 2013

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan Hedged Equity Fund

Fund Summary

For the period December 13, 2013 (Fund Inception Date) through December 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	1.73%
S&P 500 Index	4.10%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(0.00)%
Net Assets as of 12/31/2013	$3,047,368

Investment objective** and strategies	The Fund seeks to provide capital appreciation. It does so through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 500 Index, its primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. The Fund will also systematically purchase and sell exchange traded put options and sell synthetic exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Apple, Inc.	2.7%
2. Johnson & Johnson	2.4
3. Google, Inc., Class A	2.4
4. Wells Fargo & Co.	2.3
5. Exxon Mobil Corp.	2.0
6. Microsoft Corp.	1.9
7. Chevron Corp.	1.8
8. United Technologies Corp.	1.5
9. Citigroup, Inc.	1.5
10. Procter & Gamble Co. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.6%
Financials	15.3
Consumer Discretionary	13.0
Health Care	12.4
Industrials	11.2
Consumer Staples	9.8
Energy	9.6
Utilities	3.2
Materials	2.8
Exchange Traded Fund	1.4
Telecommunication Services	1.3
Options Purchased	1.1
Short-Term Investment	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	12/13/13
Without Sales Charge		1.72%
With Sales Charge**		(3.61)
CLASS C SHARES	12/13/13
Without CDSC		1.70
With CDSC***		0.70
CLASS R5 SHARES	12/13/13	1.74
CLASS R6 SHARES	12/13/13	1.74
SELECT CLASS SHARES	12/13/13	1.73

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 12.9%
	Auto Components — 0.3%
154	Johnson Controls, Inc.	7,900

	Automobiles — 0.8%
639	General Motors Co. (a)	26,116

	Hotels, Restaurants & Leisure — 1.2%
13	Marriott International, Inc., Class A	642
21	McDonald’s Corp.	2,037
216	Royal Caribbean Cruises Ltd.	10,243
122	Starbucks Corp.	9,563
104	Starwood Hotels & Resorts Worldwide, Inc.	8,263
88	Yum! Brands, Inc.	6,654

		37,402

	Household Durables — 0.3%
29	Lennar Corp., Class A	1,147
337	PulteGroup, Inc.	6,865
43	Toll Brothers, Inc. (a)	1,591

		9,603

	Internet & Catalog Retail — 1.3%
70	Amazon.com, Inc. (a)	27,915
10	priceline.com, Inc. (a)	11,624

		39,539

	Media — 4.3%
246	CBS Corp. (Non-Voting), Class B	15,680
816	Comcast Corp., Class A	42,403
112	DISH Network Corp., Class A (a)	6,487
21	Omnicom Group, Inc.	1,562
98	Time Warner Cable, Inc.	13,279
566	Time Warner, Inc.	39,462
143	Walt Disney Co. (The)	10,925

		129,798

	Multiline Retail — 0.6%
113	Macy’s, Inc.	6,035
79	Nordstrom, Inc.	4,882
104	Target Corp.	6,580

		17,497

	Specialty Retail — 3.2%
35	AutoZone, Inc. (a)	16,728
25	Gap, Inc. (The)	977
452	Home Depot, Inc. (The)	37,218
471	Lowe’s Cos., Inc.	23,338
324	TJX Cos., Inc.	20,648

		98,909

SHARES	SECURITY DESCRIPTION	VALUE($)
	Textiles, Apparel & Luxury Goods — 0.9%
36	Lululemon Athletica, Inc., (Canada) (a)	2,125
405	V.F. Corp.	25,248

		27,373

	Total Consumer Discretionary	394,137

	Consumer Staples — 9.8%
	Beverages — 2.3%
519	Coca-Cola Co. (The)	21,440
52	Constellation Brands, Inc., Class A (a)	3,660
238	Dr. Pepper Snapple Group, Inc.	11,595
60	Molson Coors Brewing Co., Class B	3,369
366	PepsiCo, Inc.	30,356

		70,420

	Food & Staples Retailing — 2.1%
130	Costco Wholesale Corp.	15,471
434	CVS Caremark Corp.	31,061
150	Kroger Co. (The)	5,930
127	Wal-Mart Stores, Inc.	9,994

		62,456

	Food Products — 2.4%
428	Archer-Daniels-Midland Co.	18,575
489	General Mills, Inc.	24,406
161	Kellogg Co.	9,832
609	Mondelez International, Inc., Class A	21,498

		74,311

	Household Products — 1.6%
44	Kimberly-Clark Corp.	4,596
542	Procter & Gamble Co. (The)	44,124

		48,720

	Tobacco — 1.4%
482	Philip Morris International, Inc.	41,997

	Total Consumer Staples	297,904

	Energy — 9.5%
	Energy Equipment & Services — 2.4%
50	Baker Hughes, Inc.	2,763
53	Cameron International Corp. (a)	3,155
297	Ensco plc, (United Kingdom), Class A	16,982
109	Halliburton Co.	5,532
181	Noble Corp. plc, (United Kingdom)	6,782
437	Schlumberger Ltd.	39,378

		74,592

	Oil, Gas & Consumable Fuels — 7.1%
201	Anadarko Petroleum Corp.	15,943
80	Cheniere Energy, Inc. (a)	3,450

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
435	Chevron Corp.	54,336
34	EOG Resources, Inc.	5,707
48	EQT Corp.	4,310
597	Exxon Mobil Corp.	60,416
248	Marathon Oil Corp.	8,754
254	Marathon Petroleum Corp.	23,299
228	Occidental Petroleum Corp.	21,683
114	Phillips 66	8,793
29	Range Resources Corp.	2,445
86	Valero Energy Corp.	4,334
77	Williams Cos., Inc. (The)	2,970

		216,440

	Total Energy	291,032

	Financials — 15.3%
	Capital Markets — 2.5%
4	Bank of New York Mellon Corp. (The)	140
114	Goldman Sachs Group, Inc. (The)	20,208
430	Invesco Ltd.	15,652
624	Morgan Stanley	19,568
243	State Street Corp.	17,834
98	TD Ameritrade Holding Corp.	3,003

		76,405

	Commercial Banks — 2.8%
120	Comerica, Inc.	5,705
20	Cullen/Frost Bankers, Inc.	1,489
47	PNC Financial Services Group, Inc. (The)	3,646
14	SVB Financial Group (a)	1,468
89	U.S. Bancorp	3,596
1,516	Wells Fargo & Co.	68,826

		84,730

	Consumer Finance — 0.6%
227	Capital One Financial Corp.	17,390
45	SLM Corp.	1,183

		18,573

	Diversified Financial Services — 3.7%
2,696	Bank of America Corp.	41,977
869	Citigroup, Inc.	45,283
112	IntercontinentalExchange Group, Inc.	25,191

		112,451

	Insurance — 3.8%
334	ACE Ltd., (Switzerland)	34,579
215	Berkshire Hathaway, Inc., Class B (a)	25,490
10	Everest Re Group Ltd., (Bermuda)	1,559

SHARES	SECURITY DESCRIPTION	VALUE($)
	Insurance — Continued
130	Hartford Financial Services Group, Inc.	4,710
201	Marsh & McLennan Cos., Inc.	9,720
507	MetLife, Inc.	27,338
71	Prudential Financial, Inc.	6,548
45	RenaissanceRe Holdings Ltd., (Bermuda)	4,380
91	XL Group plc, (Ireland)	2,897

		117,221

	Real Estate Investment Trusts (REITs) — 1.9%
38	American Tower Corp.	3,033
57	AvalonBay Communities, Inc.	6,739
24	Boston Properties, Inc.	2,409
191	Brandywine Realty Trust	2,691
41	Camden Property Trust	2,332
62	Excel Trust, Inc.	706
142	HCP, Inc.	5,158
97	Highwoods Properties, Inc.	3,509
55	Host Hotels & Resorts, Inc.	1,069
79	Kilroy Realty Corp.	3,964
183	Kimco Realty Corp.	3,614
39	Post Properties, Inc.	1,764
14	Prologis, Inc.	517
11	Public Storage	1,656
77	Simon Property Group, Inc.	11,716
106	Ventas, Inc.	6,072

		56,949

	Total Financials	466,329

	Health Care — 12.4%
	Biotechnology — 3.1%
78	Alexion Pharmaceuticals, Inc. (a)	10,379
109	Biogen Idec, Inc. (a)	30,493
229	Celgene Corp. (a)	38,692
86	Gilead Sciences, Inc. (a)	6,463
85	Vertex Pharmaceuticals, Inc. (a)	6,315

		92,342

	Health Care Equipment & Supplies — 1.3%
356	Abbott Laboratories	13,645
173	Baxter International, Inc.	12,032
7	Intuitive Surgical, Inc. (a)	2,689
161	Stryker Corp.	12,098

		40,464

	Health Care Providers & Services — 1.8%
167	Humana, Inc.	17,238
76	McKesson Corp.	12,266

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
346	UnitedHealth Group, Inc.	26,054

		55,558

	Health Care Technology — 0.1%
27	Cerner Corp. (a)	1,505

	Life Sciences Tools & Services — 0.4%
43	Mettler-Toledo International, Inc. (a)	10,431
15	Thermo Fisher Scientific, Inc.	1,670

		12,101

	Pharmaceuticals — 5.7%
46	Actavis plc (a)	7,728
141	Allergan, Inc.	15,662
821	Bristol-Myers Squibb Co.	43,636
807	Johnson & Johnson	73,913
369	Merck & Co., Inc.	18,469
29	Perrigo Co. plc	4,450
250	Pfizer, Inc.	7,658
25	Valeant Pharmaceuticals International, Inc. (a)	2,935

		174,451

	Total Health Care	376,421

	Industrials — 11.2%
	Aerospace & Defense — 3.2%
114	General Dynamics Corp.	10,893
429	Honeywell International, Inc.	39,198
413	United Technologies Corp.	46,999

		97,090

	Airlines — 0.3%
190	Delta Air Lines, Inc.	5,219
178	Southwest Airlines Co.	3,354

		8,573

	Building Products — 0.4%
543	Masco Corp.	12,364

	Commercial Services & Supplies — 0.1%
70	Tyco International Ltd., (Switzerland)	2,873

	Construction & Engineering — 1.0%
379	Fluor Corp.	30,430

	Electrical Equipment — 1.1%
40	Eaton Corp. plc, (Ireland)	3,045
448	Emerson Electric Co.	31,441

		34,486

	Industrial Conglomerates — 0.9%
940	General Electric Co.	26,348

SHARES	SECURITY DESCRIPTION	VALUE($)
	Machinery — 1.3%
48	Caterpillar, Inc.	4,359
69	Deere & Co.	6,302
385	PACCAR, Inc.	22,780
66	SPX Corp.	6,574

		40,015

	Road & Rail — 2.6%
1,227	CSX Corp.	35,301
58	Norfolk Southern Corp.	5,384
229	Union Pacific Corp.	38,472

		79,157

	Trading Companies & Distributors — 0.3%
41	W.W. Grainger, Inc.	10,472

	Total Industrials	341,808

	Information Technology — 18.5%
	Communications Equipment — 2.3%
1,683	Cisco Systems, Inc.	37,784
429	QUALCOMM, Inc.	31,853

		69,637

	Computers & Peripherals — 3.6%
148	Apple, Inc. (m)	83,044
388	EMC Corp.	9,758
369	Hewlett-Packard Co.	10,325
84	NetApp, Inc.	3,456
41	SanDisk Corp.	2,892

		109,475

	Electronic Equipment, Instruments & Components — 0.3%
260	Corning, Inc.	4,633
94	TE Connectivity Ltd., (Switzerland)	5,180

		9,813

	Internet Software & Services — 3.3%
298	eBay, Inc. (a)	16,357
210	Facebook, Inc., Class A (a)	11,479
65	Google, Inc., Class A (a)	72,846
6	LinkedIn Corp., Class A (a)	1,301

		101,983

	IT Services — 2.7%
19	Alliance Data Systems Corp. (a)	4,996
194	Cognizant Technology Solutions Corp., Class A (a)	19,590
51	Fidelity National Information Services, Inc.	2,738
89	International Business Machines Corp.	16,694
13	MasterCard, Inc., Class A	10,861

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
117	Visa, Inc., Class A	26,053

		80,932

	Office Electronics — 0.0% (g)
113	Xerox Corp.	1,375

	Semiconductors & Semiconductor Equipment — 1.9%
657	Applied Materials, Inc.	11,622
232	Avago Technologies Ltd., (Singapore)	12,270
130	KLA-Tencor Corp.	8,380
124	Lam Research Corp. (a)	6,752
405	Xilinx, Inc.	18,598

		57,622

	Software — 4.4%
316	Adobe Systems, Inc. (a)	18,922
59	CA, Inc.	1,985
129	Citrix Systems, Inc. (a)	8,159
1,581	Microsoft Corp.	59,177
1,080	Oracle Corp.	41,321
35	VMware, Inc., Class A (a)	3,140

		132,704

	Total Information Technology	563,541

	Materials — 2.8%
	Chemicals — 1.4%
75	Air Products & Chemicals, Inc.	8,384
104	Axiall Corp.	4,934
280	Dow Chemical Co. (The)	12,432
24	E.I. du Pont de Nemours & Co.	1,559
120	Monsanto Co.	13,986
48	Mosaic Co. (The)	2,269

		43,564

	Containers & Packaging — 0.3%
178	Crown Holdings, Inc. (a)	7,933

	Metals & Mining — 1.0%
1,112	Alcoa, Inc.	11,821
303	Freeport-McMoRan Copper & Gold, Inc.	11,435
198	United States Steel Corp.	5,841

		29,097

SHARES	SECURITY DESCRIPTION	VALUE($)
	Paper & Forest Products — 0.1%
78	International Paper Co.	3,824

	Total Materials	84,418

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
125	AT&T, Inc.	4,395
722	Verizon Communications, Inc.	35,479

	Total Telecommunication Services	39,874

	Utilities — 3.2%
	Electric Utilities — 1.8%
440	American Electric Power Co., Inc.	20,566
242	Edison International	11,204
279	NextEra Energy, Inc.	23,888

		55,658

	Gas Utilities — 0.2%
20	National Fuel Gas Co.	1,428
198	Questar Corp.	4,552

		5,980

	Multi-Utilities — 1.2%
334	CMS Energy Corp.	8,941
30	DTE Energy Co.	1,992
358	NiSource, Inc.	11,771
137	Sempra Energy	12,297

		35,001

	Total Utilities	96,639

	Total Common Stocks (Cost $2,829,817)	2,952,103

Exchange Traded Fund — 1.4%
	U.S. Equity — 1.4%
231	SPDR S&P 500 ETF Trust (Cost $42,152)	42,659

NUMBER OF CONTRACTS
Option Purchased — 1.1%
	Put Option Purchased: — 1.1%
16	S&P 500 Index, Expiring 03/31/14 at $1,750.000, American Style (Cost $32,528)	32,720

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.3%
	Investment Company — 0.3%
9,569	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $9,569)	9,569

	Total Investments — 99.7% (Cost $2,914,066)	3,037,051
	Other Assets in Excess of Liabilities — 0.3%	10,317

	NET ASSETS — 100.0%	$3,047,368

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ETF	—	Exchange Traded Fund
SPDR	—	Standard & Poor’s Depositary Receipts
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	The rate shown is the current yield as of December 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

OPTIONS WRITTEN

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, American Style	$1,475.000	3/31/14	16	$(4,400)

(Premiums received of $4,752)

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, American Style	$1,925.000	3/31/14	16	$(18,240)

(Premiums received of $19,152)

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,027,482
Investments in affiliates, at value	9,569

Total investment securities, at value	3,037,051
Receivables:
Investment securities sold	170,441
Dividends from non-affiliates	2,608
Dividends from affiliates	2
Due from Adviser	7,711
Deferred offering costs	29,832

Total Assets	3,247,645

LIABILITIES:
Payables:
Due to custodian	1,110
Investment securities purchased	160,633
Outstanding options written, at fair value	22,640
Accrued liabilities:
Shareholder servicing fees	323
Distribution fees	23
Custodian and accounting fees	2,109
Trustees’ and Chief Compliance Officer’s fees	1
Other	2,121
Offering Costs	11,317

Total Liabilities	200,277

Net Assets	$3,047,368

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$3,001,885
Accumulated undistributed (distributions in excess of) net investment income	(19)
Accumulated net realized gains (losses)	(78,747)
Net unrealized appreciation (depreciation)	124,249

Total Net Assets	$3,047,368

Net Assets:
Class A	$50,784
Class C	50,773
Class R5	50,794
Class R6	50,795
Select Class	2,844,222

Total	$3,047,368

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,335
Class C	3,334
Class R5	3,336
Class R6	3,336
Select Class	186,783

Net Asset Value (a):
Class A—Redemption price per share	$15.23
Class C—Offering price per share (b)	15.23
Class R5—Offering and redemption price per share	15.23
Class R6—Offering and redemption price per share	15.23
Select Class—Offering and redemption price per share	15.23
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$16.07

Cost of investments in non-affiliates	$2,904,497
Cost of investments in affiliates	9,569
Premiums received from options written	23,904

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2013 (Unaudited)

Hedged Equity Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,674
Dividend income from affiliates	2

Total investment income	2,676

EXPENSES:
Investment advisory fees	332
Administration fees	112
Distribution fees:
Class A	6
Class C	17
Shareholder servicing fees:
Class A	6
Class C	6
Class R5	1
Select Class	310
Custodian and accounting fees	2,109
Professional fees	5,364
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	115
Registration and filing fees	41
Transfer agent fees	339
Offering costs	1,368
Other	206

Total expenses	10,333

Less amounts waived	(444)
Less expense reimbursements	(9,079)

Net expenses	810

Net investment income (loss)	1,866

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(29,275)
Options written	(49,472)

Net realized gains (losses)	(78,747)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	122,985
Options Written	1,264

Change in net unrealized appreciation/depreciation	124,249

Net realized/unrealized gains (losses)	45,502

Change in net assets resulting from operations	47,368

(a)	Commencement of operations was December 13, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Hedged Equity Fund
Period Ended 12/31/2013 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,866
Net realized gain (loss)	(78,747)
Change in net unrealized appreciation/depreciation	124,249

Change in net assets resulting from operations	47,368

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26)
Class C
From net investment income	(16)
Class R5
From net investment income	(36)
Class R6
From net investment income	(37)
Select Class
From net investment income	(1,770)

Total distributions to shareholders	(1,885)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,001,885

NET ASSETS:
Change in net assets	3,047,368
Beginning of period	—

End of period	$3,047,368

Accumulated undistributed (distributions in excess of) net investment income	$(19)

(a)	Commencement of operations was December 13, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Hedged Equity Fund
Period Ended 12/31/2013 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Distributions reinvested	26

Change in net assets resulting from Class A capital transactions	$50,026

Class C
Proceeds from shares issued	$50,000
Distributions reinvested	16

Change in net assets resulting from Class C capital transactions	$50,016

Class R5
Proceeds from shares issued	$50,000
Distributions reinvested	36

Change in net assets resulting from Class R5 capital transactions	$50,036

Class R6
Proceeds from shares issued	$50,000
Distributions reinvested	37

Change in net assets resulting from Class R6 capital transactions	$50,037

Select Class
Proceeds from shares issued	$2,800,000
Distributions reinvested	1,770

Change in net assets resulting from Select Class capital transactions	$2,801,770

Total change in net assets resulting from capital transactions	$3,001,885

SHARE TRANSACTIONS:
Class A
Issued	3,333
Reinvested	2

Change in Class A Shares	3,335

Class C
Issued	3,333
Reinvested	1

Change in Class C Shares	3,334

Class R5
Issued	3,333
Reinvested	3

Change in Class R5 Shares	3,336

Class R6
Issued	3,333
Reinvested	3

Change in Class R6 Shares	3,336

Select Class
Issued	186,667
Reinvested	116

Change in Select Class Shares	186,783

(a)	Commencement of operations was December 13, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimburse- ments and earnings credits		Portfolio turnover rate (b)(e)
Hedged Equity Fund
Class A
December 13, 2013 (f) through December 31, 2013 (Unaudited)	$15.00	$0.01	(g)	$0.23	$0.24	$(0.01)	$15.23	1.59%	$50,784	0.85	% (h)	1.16	% (h) (g)	7.08	% (h) (i)	7%
Class C
December 13, 2013 (f) through December 31, 2013 (Unaudited)	15.00	0.01	(g)	0.23	0.24	(0.01)	15.23	1.57	50,773	1.35	(h)	0.66	(h) (g)	7.56	(h) (i)	7
Class R5
December 13, 2013 (f) through December 31, 2013 (Unaudited)	15.00	0.01	(g)	0.23	0.24	(0.01)	15.23	1.60	50,794	0.40	(h)	1.61	(h) (g)	6.61	(h) (i)	7
Class R6
December 13, 2013 (f) through December 31, 2013 (Unaudited)	15.00	0.01	(g)	0.23	0.24	(0.01)	15.23	1.61	50,795	0.35	(h)	1.66	(h) (g)	6.56	(h) (i)	7
Select Class
December 13, 2013 (f) through December 31, 2013 (Unaudited)	15.00	0.01	(g)	0.23	0.24	(0.01)	15.23	1.60	2,844,222	0.60	(h)	1.41	(h) (g)	6.81	(h) (i)	7

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.01, $0.01, $0.01, $0.01 and $0.01 for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.89%, 0.39%, 1.34%, 1.39% and 1.14% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2013.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	Diversified

The Fund commenced operations on December 13, 2013. Currently, the Fund is not publicly offered for investment.

The investment objective of the Fund is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,037,051	$—	$—	$3,037,051
Total Liabilities (a)	$(22,640)	$—	$—	$(22,640)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended December 31, 2013.

B. Options — The Fund purchases and sells (“writes”) put and call options on indices, exchange-traded funds (ETFs) and on futures. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s options contracts are not subject to master netting arrangements.

Transactions in options written during the period ended December 31, 2013 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at December 13, 2013 *	—	$—
Options written	64	65,408
Options expired	—	—
Options terminated in closing purchase transactions	(32)	(41,504)

Options outstanding at December 31, 2013	32	23,904

*	Commencement of operations.

The table below discloses the volume of the Fund’s options activity during the period ended December 31, 2013:

Exchange-Traded Options:
Average Number of Contracts Purchased	16	(a)
Average Number of Contracts Written	32	(a)
Ending Number of Contracts Purchased	16
Ending Number of Contracts Written	32

(a)	For the period December 13, 2013 through December 31, 2013.

C. Offering and Organization Costs — Total offering costs of $31,200 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of the Fund, if any, is recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statement of Operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2013, the annualized effective rate was 0.05% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2013, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
0.85%	1.35%	0.40%	0.35%	0.60%

The expense limitation agreements were in effect for the period ended December 31, 2013 and are in place until at least October 31, 2015.

For the period ended December 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$332	$112	$444	$9,079

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended December 31, 2013.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended December 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,060,483	$196,135

During the period ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,914,066	$124,724	$1,739	$122,985

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013 or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

The Fund’s combination of a diversified equity portfolio, with the put/spread collar options overlay strategy is designed to provide greater market protection than other equity investments, but may not always do so, particularly in rising equity markets when the Fund is expected to underperform traditional equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets.

Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual*	$1,000.00	$1,015.90	$0.38	0.85%
Hypothetical**	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	1,015.70	0.60	1.35
Hypothetical**	1,000.00	1,018.40	6.87	1.35
Class R5
Actual*	1,000.00	1,016.00	0.18	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40
Class R6
Actual*	1,000.00	1,016.10	0.15	0.35
Hypothetical**	1,000.00	1,023.44	1.79	0.35
Select Class
Actual*	1,000.00	1,016.00	0.27	0.60
Hypothetical**	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 16/365 (to reflect the actual period). The Fund commenced operations on December 13, 2013.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2013 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser proposed to put in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2013.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 7, 2014